UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2019 through April 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan Specialty Funds

April 30, 2020 (Unaudited)

JPMorgan Opportunistic Equity Long/Short Fund

JPMorgan Research Market Neutral Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

June 11, 2020 (Unaudited)

Dear Shareholders,

Many have faced significant challenges since my last letter, whether related to the COVID-19 pandemic or the recent acts of racism and discrimination around the world. While many have endured uncertainty and abrupt changes in their personal and professional lives related to these challenges, you can be confident that J.P. Morgan Asset Management is well-prepared for adverse events and is taking action to ensure that our clients and mutual fund shareholders continue to receive the service that is the foundation of our enterprise.

“Our extensive planning and testing of resiliency protocols enabled us to provide uninterrupted and expanded assistance to our clients and fund shareholders even as the COVID-19 crisis dramatically increased the volume of client questions and the demand for investment solutions.” — Andrea L. Lisher

Our extensive planning and testing of resiliency protocols enabled us to provide uninterrupted and expanded assistance to our clients and fund shareholders even as the COVID-19 crisis dramatically increased the volume of client questions and the demand for investment solutions. While our own employees transitioned to working from home, they worked tirelessly to guide our clients and shareholders through this unprecedented time. We are here for you — our clients and fund shareholders — regardless of the economic, market or social and civic environment. That’s how we have always operated and we will not waiver in that commitment.

JPMorgan Chase & Co. has also recommitted its firm stance against any form of racism, discrimination, or social injustice. As Brian Lamb, Global Head of Diversity & Inclusion, recently said, “We are working across the entire firm — being intentional to strengthen our inclusive environment where our employees, customers and partners feel welcomed and valued in the communities where we do business.” To learn more, please visit JPMorgan Chase & Co.’s Diversity & Inclusion website.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

APRIL 30, 2020	J.P. MORGAN SPECIALTY FUNDS	1

J.P. Morgan Specialty Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited)

While developed markets equity generally rallied in the final months of 2019, the global response to the COVID-19 pandemic led to a dramatic increase in financial market volatility and drove asset prices sharply lower in February and March of 2020 before equity prices posted a small rebound in April 2020.

Global equity markets, led by the U.S. and Europe, largely recorded gains for the final two months of 2019 on the back of accommodative policies from leading central banks and investor expectations of a reduction in trade tensions. Even as economic data showed slowing or flat growth in China, Europe and the U.S. in the final quarter of 2019, there were no indicators that the longest recorded economic expansion in the U.S. would necessarily end. In the second half of December 2019, the U.S. and China reached a “Phase One” agreement that reduced trade tariffs and headed off the implementation of new tariffs. Combined with less aggressive U.S. trade rhetoric toward Mexico and toward European and Japanese auto industries, the U.S.-China trade agreement fueled price gains in developed equity markets.

In the U.K., the Conservative Party won a large majority in national elections in December 2019, which appeared to remove investor concerns about the possibility of a non-negotiated “hard Brexit” departure from the EU. Equity prices in the U.K. and the British pound briefly rallied on the election results.

Early January 2020 saw continued investor support for global equity that weathered a brief flare up in military tension between the U.S. and Iran. However, investor sentiment began to turn as the outbreak of COVID-19 began to impact large parts of China’s economy. Emerging markets equity led a slump in global equity markets and U.S. and European government bonds largely gained. Notably, prices for benchmark Brent crude oil plummeted 11.9% in January amid shrinking demand from China and other economies hit by the pandemic.

U.S. equity prices found support in early February 2020 as companies began to report better-than-expected earnings from the final quarter of 2019. By the end of the month, global equity prices had fallen significantly and global demand for petroleum had declined for the first time since the 2009 financial crisis. China’s central bank responded to the impact of COVID-19 by cutting the prime lending rate and regional authorities across China enacted a range of actions to counter the sharp drop in economic activity. By the end of February, yields on benchmark 10-year U.S. Treasury bonds had fallen to a record low 1.1% as investors sought the perceived safety of government-backed bonds.

The month of March 2020 proved to be worse for global equity and a range of other asset classes as COVID-19 was declared a pandemic and national, regional and municipal governments implemented at-home quarantines and a range of other actions designed to prevent hospitals and health care systems from being overwhelmed. The U.S. Federal Reserve slashed interest rates, restarted its quantitative easing or asset purchasing program, and unleashed an array of programs to maintain liquidity and functioning in short-term commercial debt markets. The European Central Bank also stepped in to shore up economic activity via negative interest rates and a commitment to continue purchasing assets until no longer necessary. Statements of broad support from both central banks, along with fiscal stimulus and/or wage protection policies from national governments across the globe, helped to reduce record high volatility in financial markets. However, leading equity indexes lost 20% or more of their value during the first quarter of 2020. Corporate bond prices generally fell and the prices of Brent crude oil ended the first quarter down by 60%. Only developed market sovereign bonds and commodity gold experienced price appreciation in March 2020.

Global equity markets rebounded slightly in April 2020 and fixed income markets rallied somewhat as investors reacted positively to the actions of central banks and national governments to mitigate the economic impact of the pandemic. Price gains were seen in large cap technology stocks and pharmaceutical sector stocks. Fixed income investments benefitted from accommodative central bank policies and high quality corporate credit outperformed government bonds for the month. However, a glut in global petroleum markets sent futures prices for benchmark West Texas Intermediate crude oil into negative territory.

For the six months ended April 30, 2020, the S&P 500 Index returned -3.16%, the MSCI EAFE Index returned -14.00% and the MSCI EME Index returned 10.39%. Among bond market indexes, the Bloomberg Barclays U.S. Aggregate Index returned 4.86% and the Bloomberg Barclays Emerging Markets Index returned -5.69%.

2	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2020

JPMorgan Opportunistic Equity Long/Short Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	5.55%
S&P 500 Index	(3.16)%
ICE BofAML 3-Month U.S. Treasury Bill Index	0.85%

Net Assets as of 4/30/2020 (In Thousands)	$322,737

INVESTMENT OBJECTIVE**

The JPMorgan Opportunistic Equity Long/Short Fund (the “Fund”) seeks capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the six months ended April 30, 2020.

The Fund’s long positions in the health care sector and its short positions in the energy sector were leading contributors to performance relative to the Benchmark, while the Fund’s long positions in the communication services sector and its short positions in the information technology sector were leading detractors from relative performance.

Leading individual contributors to absolute performance included the Fund’s long positions in Tesla Inc. and Cigna Corp. and its short position in Halliburton Co. Shares of Tesla, a maker of electric automobiles and energy generation and storage systems, rose on growth in quarterly earnings and investor demand for large cap technology stocks. Shares of Cigna, a health insurance provider, rose after the company reported better-than-expected results for the first quarter of 2020. Shares of Halliburton, an oilfield services provider, fell amid the collapse in global petroleum prices during the first quarter of 2020.

Leading individual detractors from absolute performance included the Fund’s long positions in Berkshire Hathaway Inc. and NXP Semiconductors NV and its short position in Square

Inc. Shares of Berkshire Hathaway, an investment company conglomerate, fell as large segments of the U.S. economy closed down in response to the COVID-19 pandemic. Shares of NXP Semiconductors, a semiconductor manufacturer, fell amid investor concerns about the company’s exposure in the automotive sector, which was severely impacted by mass quarantines as a result of the COVID-19 pandemic. Shares of Square, a provider of payment services, rose after the company reported better-than-expected results for the fourth quarter of 2019.

HOW WAS THE FUND POSITIONED?

During the six months ended April 30, 2020, the Fund invested an average of 94% of its assets in long and short positions in equity securities, selecting from a universe of equity securities with market capitalizations similar to those included in the Russell 1000 Index and/or the Benchmark. The Fund’s manager sought to achieve lower volatility than the Benchmark through a disciplined research process, security selection and risk management. For the six month reporting period, the Fund’s average gross exposure was 94% and its average net exposure was 57%.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2020	J.P. MORGAN SPECIALTY FUNDS	3

JPMorgan Opportunistic Equity Long/Short Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Cigna Corp.	9.9%
2.	UnitedHealth Group, Inc.	8.6
3.	Alibaba Group Holding Ltd., ADR	7.0
4.	Fiserv, Inc.	6.4
5.	McKesson Corp.	5.0
6.	Uber Technologies, Inc.	4.8
7.	Tesla, Inc.	4.6
8.	NVIDIA Corp.	4.0
9.	NextEra Energy, Inc.	2.1
10.	Amazon.com, Inc.	2.0

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	WABCO Holdings, Inc.	16.6%
2.	Target Corp.	9.2
3.	Motorola Solutions, Inc.	9.0
4.	Legg Mason, Inc.	8.2
5.	Comcast Corp., Class A	7.0
6.	Walt Disney Co. (The)	6.4
7.	SPDR S&P 500 ETF Trust	6.3
8.	Tech Data Corp.	5.9
9.	Franklin Resources, Inc.	5.0
10.	Ford Motor Co.	4.8

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Health Care	24.8%
Information Technology	15.5
Consumer Discretionary	15.1
Industrials	8.5
Communication Services	2.6
Consumer Staples	2.4
Materials	2.3
Utilities	2.1
Financials	1.2
Others (each less than 1.0%)	0.7
Short-Term Investments	24.8

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Industrials	16.6%
Information Technology	14.9
Consumer Discretionary	14.2
Communication Services	13.4
Financials	13.2
Health Care	9.0
Exchange-Traded Fund	6.3
Real Estate	4.4
Consumer Staples	4.1
Utilities	3.9

***	Percentages indicated are based on total long investments as of April 30, 2020. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of April 30, 2020. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	August 29, 2014
With Sales Charge**		(0.11)%	(2.77)%	3.39%	4.66%
Without Sales Charge		5.42	2.64	4.51	5.66
CLASS C SHARES	August 29, 2014
With CDSC***		4.16	1.13	4.00	5.13
Without CDSC		5.16	2.13	4.00	5.13
CLASS I SHARES	August 29, 2014	5.55	2.86	4.78	5.92
CLASS R6 SHARES	August 29, 2014	5.66	3.17	5.04	6.19

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/29/14 TO 4/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 29, 2014.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Opportunistic Equity Long/Short Fund, the S&P 500 Index and the ICE BofAML 3-Month U.S. Treasury Bill Index from August 29, 2014 to April 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and ICE BofAML 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the

U.S. stock market. The ICE BofAML 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

From the inception of the Fund through January 23, 2015, the Fund did not experience any shareholder activity. If such activity had occurred, the Fund’s performance may have been impacted.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2020	J.P. MORGAN SPECIALTY FUNDS	5

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	9.07%
ICE BofAML 3-Month U.S. Treasury Bill Index	0.85%

Net Assets as of 4/30/2020 (In Thousands)	$81,945

INVESTMENT OBJECTIVE**

The JPMorgan Research Market Neutral Fund (the “Fund”) seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the ICE BofAML 3-Month US Treasury Bill Index (the “Benchmark”) for the six months ended April 30, 2020.

The Fund’s security selection in the media, real estate investment trusts and retail sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer stable and banks & brokers sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s long position in Amazon.com Inc. and its short positions in Boeing Co. and Cinemark Holdings Inc. Shares of Amazon, a provider of online retail shopping and related services, rose amid investor expectations that its business would benefit from at-home quarantines imposed in response to the COVID-19 pandemic. Shares of Boeing, an airplane manufacturing and aerospace company, fell amid investor expectations that orders for new planes will shrink as commercial airlines suffer financial stress due to reductions in flights in response to COVID-19. Shares of Cinemark Holdings, an operator of movie theaters, fell after the company reported lower-than-expected revenue and earnings for the fourth quarter of 2019.

Leading individual detractors from relative performance included the Fund’s short positions in Kroger Co., Enbridge Inc. and Activision Blizzard Inc. Shares of Kroger, a grocery supermarket chain, rose as consumers stocked up on food and other items ahead of at-home quarantines imposed in response to the COVID-19 pandemic and then continued to eat meals at home. Shares of Enbridge, a master limited partnership that operates petroleum and natural gas pipelines and storage facilities, rose as investors sought higher dividends. Shares of Activision Blizzard, an interactive entertainment software publisher, rose as consumers under at-home quarantine spent more on online games and entertainment.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers aimed to construct a portfolio of long and short positions with a low correlation to the broader market for stocks and bonds. The Fund’s portfolio managers used fundamental research to estimate companies’ long-term earnings forecasts, ranking approximately 600 large and mid cap stocks into five quintiles. The Fund’s portfolio managers looked to the top two quintiles for potential long positions in stocks that they believed were undervalued and the bottom two quintiles for potential short positions in stocks that they believed were overvalued.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2020

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Alphabet, Inc., Class C	2.1%
2.	Amazon.com, Inc.	2.0
3.	Norfolk Southern Corp.	1.9
4.	Linde plc	1.8
5.	Microsoft Corp.	1.6
6.	Citigroup, Inc.	1.5
7.	PayPal Holdings, Inc.	1.4
8.	Leidos Holdings, Inc.	1.4
9.	NextEra Energy, Inc.	1.4
10.	Northrop Grumman Corp.	1.3

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Juniper Networks, Inc.	2.5%
2.	NetApp, Inc.	2.4
3.	Clorox Co. (The)	2.4
4.	Western Union Co. (The)	1.8
5.	Walt Disney Co. (The)	1.8
6.	Cisco Systems, Inc.	1.8
7.	Omnicom Group, Inc.	1.8
8.	Spotify Technology SA	1.7
9.	Robert Half International, Inc.	1.7
10.	AT&T, Inc.	1.5

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	21.1%
Industrials	11.4
Health Care	8.4
Consumer Discretionary	8.3
Financials	8.1
Communication Services	6.0
Materials	5.0
Utilities	3.6
Energy	3.6
Consumer Staples	3.1
Real Estate	2.9
Short-Term Investments	18.5

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	16.6%
Industrials	16.2
Financials	12.5
Communication Services	11.9
Health Care	9.8
Energy	7.5
Materials	6.0
Consumer Discretionary	5.8
Consumer Staples	4.8
Utilities	4.5
Real Estate	4.4

***	Percentages indicated are based on total long investments as of April 30, 2020. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of April 30, 2020. The Fund’s portfolio composition is subject to change.

APRIL 30, 2020	J.P. MORGAN SPECIALTY FUNDS	7

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge**		3.11%	3.95%	1.37%	0.45%
Without Sales Charge		8.85	9.70	2.47	1.00
CLASS C SHARES	November 2, 2009
With CDSC***		7.60	8.16	1.95	0.50
Without CDSC		8.60	9.16	1.95	0.50
CLASS I SHARES	November 2, 2009	8.99	9.96	2.74	1.25
CLASS L SHARES	December 30, 1998	9.07	10.10	2.88	1.46

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (4/30/10 TO 4/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Research Market Neutral Fund and ICE BofAML 3-Month U.S. Treasury Bill Index from April 30, 2010 to April 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the ICE BofAML 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The ICE BofAML 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2020

JPMorgan Opportunistic Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — 101.2%
Common Stocks — 76.1%

Automobiles — 4.6%

Tesla, Inc. *	19		14,969

Chemicals — 2.4%

Air Products & Chemicals, Inc.	22		5,043

Sherwin-Williams Co. (The)	5		2,574

			7,617

Diversified Financial Services — 1.2%

Berkshire Hathaway, Inc., Class A *	—	(a)	3,380

Berkshire Hathaway, Inc., Class B * (b)	3		519

			3,899

Electric Utilities — 2.1%

NextEra Energy, Inc. (b)	29		6,719

Entertainment — 2.0%

Liberty Media Corp.-Liberty Formula One, Class C *	135		4,339

Netflix, Inc. *	5		2,103

			6,442

Equity Real Estate Investment Trusts (REITs) — 0.8%

AvalonBay Communities, Inc.	15		2,448

Food Products — 2.4%

Campbell Soup Co.	61		3,039

Mondelez International, Inc., Class A	94		4,844

			7,883

Health Care Equipment & Supplies — 0.1%

DexCom, Inc. *	1		351

Health Care Providers & Services — 23.7%

Cigna Corp. (b)	165		32,321

McKesson Corp.	116		16,355

UnitedHealth Group, Inc. (b)	96		27,955

			76,631

Hotels, Restaurants & Leisure — 1.5%

Hilton Worldwide Holdings, Inc.	31		2,344

Marriott International, Inc., Class A	27		2,473

			4,817

Interactive Media & Services — 0.5%

Alphabet, Inc., Class A * (b)	1		1,695

Internet & Direct Marketing Retail — 9.1%

Alibaba Group Holding Ltd., ADR (China) *	113		22,968

Amazon.com, Inc. * (b)	3		6,487

			29,455

INVESTMENTS	SHARES (000)	VALUE ($000)

IT Services — 8.8%

Fidelity National Information Services, Inc. (b)	43	5,673

Fiserv, Inc. * (b)	202	20,774

Mastercard, Inc., Class A	3	892

Twilio, Inc., Class A *	— (a)	37

Visa, Inc., Class A (b)	5	888

		28,264

Life Sciences Tools & Services — 1.3%

Thermo Fisher Scientific, Inc.	12	4,056

Media — 0.1%

Altice USA, Inc., Class A * (b)	19	484

Road & Rail — 8.6%

Canadian Pacific Railway Ltd. (Canada)	25	5,745

Lyft, Inc., Class A *	191	6,273

Uber Technologies, Inc. *	519	15,699

		27,717

Semiconductors & Semiconductor Equipment — 4.5%

NVIDIA Corp.	45	13,186

NXP Semiconductors NV (Netherlands)	15	1,496

		14,682

Software — 2.4%

Microsoft Corp.	9	1,598

RingCentral, Inc., Class A *	26	6,022

		7,620

Total Common Stocks (Cost $208,883)		245,749

Short-Term Investments — 25.1%

Investment Companies — 25.1%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.63% (c) (d) (Cost $80,949)	80,940	81,005

Total Long Positions (Cost $289,832)		326,754

Short Positions — (23.8)%

Common Stocks — (22.3)%

Automobiles — (1.2)%

Ford Motor Co.	(724)	(3,684)

Harley-Davidson, Inc.	(7)	(161)

		(3,845)

Beverages — (1.0)%

Molson Coors Beverage Co., Class B	(78)	(3,179)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN SPECIALTY FUNDS	9

JPMorgan Opportunistic Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
common Stocks — continued

Capital Markets — (3.2)%

Franklin Resources, Inc.	(205)	(3,870)

Legg Mason, Inc.	(127)	(6,307)

		(10,177)

Communications Equipment — (2.1)%

Motorola Solutions, Inc.	(48)	(6,913)

Electronic Equipment, Instruments & Components — (1.4)%

Tech Data Corp. *	(32)	(4,517)

Entertainment — (1.5)%

Walt Disney Co. (The)	(45)	(4,906)

Equity Real Estate Investment Trusts (REITs) — (1.0)%

Host Hotels & Resorts, Inc.	(272)	(3,346)

Health Care Equipment & Supplies — (2.2)%

Align Technology, Inc. *	(13)	(2,820)

Dentsply Sirona, Inc.	(40)	(1,693)

Stryker Corp.	(13)	(2,428)

		(6,941)

Machinery — (3.9)%

WABCO Holdings, Inc. *	(95)	(12,724)

Media — (1.7)%

Comcast Corp., Class A	(143)	(5,369)

Multiline Retail — (2.2)%

Target Corp.	(65)	(7,104)

Multi-Utilities — (0.9)%

Consolidated Edison, Inc.	(38)	(2,994)

Total Common Stocks (Proceeds $(71,755))		(72,015)

Exchange-Traded Funds — (1.5)%

U.S. Equity — (1.5)%

SPDR S&P 500 ETF Trust (Proceeds $(4,579))	(17)	(4,858)

Total Short Positions (Proceeds $(76,334))		(76,873)

Total Investments — 77.4% (Cost $213,498)		249,881
Other Assets Less Liabilities — 22.6%		72,856

NET ASSETS — 100.0%		322,737

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
SPDR	Standard & Poor’s Depository Receipts

(a)	Amount rounds to less than one thousand.
(b)	All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is approximately $42,175,000 and $79,761,000 respectively.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2020

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions - 93.5%
Common Stocks — 76.2%

Aerospace & Defense — 1.7%

Northrop Grumman Corp.	3		1,021

Raytheon Technologies Corp.	6		398

			1,419

Auto Components — 0.2%

Magna International, Inc. (Canada)	4		169

Banks — 3.1%

Citigroup, Inc.	23		1,135

East West Bancorp, Inc.	9		299

First Horizon National Corp.	13		118

First Republic Bank	3		303

SVB Financial Group *	2		366

Truist Financial Corp.	9		340

			2,561

Beverages — 0.9%

Coca-Cola Co. (The)	4		194

PepsiCo, Inc.	4		544

			738

Biotechnology — 1.5%

AbbVie, Inc. (a)	8		618

Alexion Pharmaceuticals, Inc. *	1		143

Amgen, Inc.	—	(b)	118

Biogen, Inc. *	1		199

Regeneron Pharmaceuticals, Inc. *	—	(b)	178

			1,256

Building Products — 1.4%

Carrier Global Corp. *	7		129

Masco Corp.	6		266

Trane Technologies plc	8		713

			1,108

Capital Markets — 3.1%

Ameriprise Financial, Inc.	2		269

BlackRock, Inc.	—	(b)	136

Charles Schwab Corp. (The)	4		162

Intercontinental Exchange, Inc.	2		200

Morgan Stanley	24		939

State Street Corp.	10		635

T. Rowe Price Group, Inc.	2		175

			2,516

Chemicals — 4.8%

Air Products & Chemicals, Inc. (a)	3		775

Celanese Corp.	7		577

INVESTMENTS	SHARES (000)		VALUE ($000)

Chemicals — continued

Eastman Chemical Co.	11		647

FMC Corp.	5		446

Linde plc (United Kingdom)	8		1,409

			3,854

Commercial Services & Supplies — 0.2%

Waste Management, Inc.	2		196

Consumer Finance — 0.7%

American Express Co.	6		587

Diversified Telecommunication Services — 0.1%

Verizon Communications, Inc.	2		107

Electric Utilities — 3.1%

Entergy Corp.	3		284

Evergy, Inc.	8		480

NextEra Energy, Inc. (a)	5		1,054

Xcel Energy, Inc. (a)	11		684

			2,502

Electrical Equipment — 0.9%

AMETEK, Inc.	3		269

Eaton Corp. plc	6		491

			760

Electronic Equipment, Instruments & Components — 0.3%

Amphenol Corp., Class A	3		278

Entertainment — 0.8%

Electronic Arts, Inc. *	1		110

Netflix, Inc. *	1		580

			690

Equity Real Estate Investment Trusts (REITs) — 2.7%

Equinix, Inc.	1		375

Equity LifeStyle Properties, Inc.	4		228

Prologis, Inc.	11		963

Realty Income Corp.	2		87

SBA Communications Corp.	2		441

Ventas, Inc.	5		158

			2,252

Food & Staples Retailing — 0.3%

Costco Wholesale Corp.	1		205

Food Products — 0.2%

Mondelez International, Inc., Class A	3		143

Health Care Equipment & Supplies — 2.2%

Baxter International, Inc.	2		187

Becton Dickinson and Co.	—	(b)	110

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN SPECIALTY FUNDS	11

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued

Health Care Equipment & Supplies — continued

Boston Scientific Corp. *	11	426

Medtronic plc	3	319

Zimmer Biomet Holdings, Inc.	6	730

		1,772

Health Care Providers & Services — 2.4%

Cigna Corp. (a)	5	930

McKesson Corp.	5	764

UnitedHealth Group, Inc. (a)	1	299

		1,993

Hotels, Restaurants & Leisure — 1.0%

Las Vegas Sands Corp.	5	246

Yum! Brands, Inc.	7	604

		850

Household Durables — 0.4%

Lennar Corp., Class A	6	301

Household Products — 1.0%

Kimberly-Clark Corp.	2	217

Procter & Gamble Co. (The)	5	562

		779

Industrial Conglomerates — 0.8%

Honeywell International, Inc.	5	660

Insurance — 0.7%

Arthur J Gallagher & Co.	2	172

MetLife, Inc.	3	109

Progressive Corp. (The)	4	274

		555

Interactive Media & Services — 1.9%

Alphabet, Inc., Class C * (a)	1	1,589

Internet & Direct Marketing Retail — 1.8%

Amazon.com, Inc. * (a)	1	1,499

IT Services — 7.8%

Automatic Data Processing, Inc. (a)	2	289

Booz Allen Hamilton Holding Corp.	1	103

Fidelity National Information Services, Inc. (a)	7	943

Fiserv, Inc. * (a)	7	759

FleetCor Technologies, Inc. *	4	857

Leidos Holdings, Inc. (a)	11	1,085

Mastercard, Inc., Class A (a)	2	686

PayPal Holdings, Inc. *	9	1,095

WEX, Inc. *	3	462

		6,279

INVESTMENTS	SHARES (000)	VALUE ($000)

Leisure Products — 0.1%

Hasbro, Inc.	2	112

Life Sciences Tools & Services — 0.5%

Thermo Fisher Scientific, Inc.	1	385

Machinery — 1.8%

Parker-Hannifin Corp.	3	521

Snap-on, Inc.	2	266

Stanley Black & Decker, Inc.	6	662

		1,449

Media — 2.2%

Charter Communications, Inc., Class A *	2	834

Comcast Corp., Class A	8	301

Discovery, Inc., Class A *	31	705

		1,840

Multiline Retail — 0.3%

Dollar Tree, Inc. *	3	225

Multi-Utilities — 0.3%

CMS Energy Corp.	4	250

Oil, Gas & Consumable Fuels — 3.3%

Cheniere Energy, Inc. *	3	142

Chevron Corp. (a)	10	931

Diamondback Energy, Inc.	11	471

Parsley Energy, Inc., Class A	32	305

Pioneer Natural Resources Co. (a)	4	330

TC Energy Corp. (Canada)	7	313

Williams Cos., Inc. (The)	13	248

		2,740

Pharmaceuticals — 1.2%

Bristol-Myers Squibb Co.	10	591

Eli Lilly & Co.	1	162

Merck & Co., Inc.	3	217

		970

Road & Rail — 3.8%

CSX Corp.	10	635

Kansas City Southern (a)	3	397

Lyft, Inc., Class A *	2	77

Norfolk Southern Corp. (a)	9	1,465

Union Pacific Corp.	3	555

		3,129

Semiconductors & Semiconductor Equipment — 6.9%

Advanced Micro Devices, Inc. *	8	440

Analog Devices, Inc.	5	595

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2020

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — continued

Semiconductors & Semiconductor Equipment — continued

ASML Holding NV (Registered), NYRS (Netherlands)	3		866

KLA Corp.	1		239

Lam Research Corp.	1		228

Micron Technology, Inc. *	3		151

NXP Semiconductors NV (Netherlands)	7		733

ON Semiconductor Corp. *	1		14

Qorvo, Inc. *	3		255

Skyworks Solutions, Inc.	2		228

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	17		899

Teradyne, Inc.	3		215

Texas Instruments, Inc. (a)	4		495

Xilinx, Inc.	2		194

			5,552

Software — 4.1%

Intuit, Inc. (a)	3		811

Microsoft Corp. (a)	7		1,214

Paylocity Holding Corp. *	5		611

salesforce.com, Inc. *	1		200

ServiceNow, Inc. *	2		548

			3,384

Specialty Retail — 3.7%

AutoZone, Inc. *	—	(b)	390

Best Buy Co., Inc.	4		337

Home Depot, Inc. (The)	2		381

Lowe’s Cos., Inc.	7		763

O’Reilly Automotive, Inc. * (a)	3		1,011

TJX Cos., Inc. (The)	4		183

			3,065

Technology Hardware, Storage & Peripherals — 0.8%

Apple, Inc. (a)	2		635

Textiles, Apparel & Luxury Goods — 0.2%

NIKE, Inc., Class B	2		175

Tobacco — 0.6%

Altria Group, Inc.	7		294

Philip Morris International, Inc.	3		194

			488

Wireless Telecommunication Services — 0.4%

T-Mobile US, Inc. *	4		358

Total Common Stocks (Cost $51,035)			62,375

INVESTMENTS	NO. OF Rights (000)	Value ($000)

Rights — 0.0% (c)

Pharmaceuticals — 0.0% (c)

Bristol-Myers Squibb Co., CVR, expiring 12/31/2020 * (Cost $13)	6	27

	Shares (000)
Short-Term Investments — 17.3%

Investment Companies — 17.3%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.63% (d) (e) (Cost $14,162)	14,168	14,179

Total Long Positions (Cost $65,210)		76,581

Short Positions — (71.6)%

Common Stocks — (71.6)%

Aerospace & Defense — (1.7)%

Boeing Co. (The)	(4)	(520)

HEICO Corp.	(4)	(327)

Huntington Ingalls Industries, Inc.	(2)	(330)

TransDigm Group, Inc.	(1)	(217)

		(1,394)

Air Freight & Logistics — (1.5)%

CH Robinson Worldwide, Inc.	(7)	(472)

Expeditors International of Washington, Inc.	(6)	(401)

United Parcel Service, Inc., Class B	(3)	(319)

		(1,192)

Auto Components — (0.5)%

Autoliv, Inc. (Sweden)	(7)	(436)

Automobiles — (0.3)%

Ford Motor Co.	(25)	(127)

Harley-Davidson, Inc.	(5)	(107)

		(234)

Banks — (4.2)%

Associated Banc-Corp.	(17)	(243)

BancorpSouth Bank	(7)	(163)

Bank of Hawaii Corp.	(3)	(192)

Commerce Bancshares, Inc.	(12)	(705)

M&T Bank Corp.	(4)	(435)

Old National Bancorp	(8)	(117)

People’s United Financial, Inc.	(37)	(466)

PNC Financial Services Group, Inc. (The)	(6)	(665)

US Bancorp	(11)	(406)

		(3,392)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN SPECIALTY FUNDS	13

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued

Beverages — (0.1)%

Boston Beer Co., Inc. (The), Class A *	— (b)	(104)

Biotechnology — (0.1)%

Gilead Sciences, Inc.	(1)	(43)

Building Products — (0.8)%

Johnson Controls International plc	(14)	(407)

Lennox International, Inc.	(1)	(276)

		(683)

Capital Markets — (1.7)%

Bank of New York Mellon Corp. (The)	(8)	(289)

Franklin Resources, Inc.	(14)	(264)

Northern Trust Corp.	(6)	(439)

Waddell & Reed Financial, Inc., Class A	(27)	(392)

		(1,384)

Chemicals — (0.9)%

Albemarle Corp.	(6)	(381)

Ecolab, Inc.	(1)	(270)

PPG Industries, Inc.	(1)	(115)

		(766)

Communications Equipment — (3.1)%

Cisco Systems, Inc.	(25)	(1,053)

Juniper Networks, Inc.	(68)	(1,466)

		(2,519)

Construction Materials — (0.6)%

Martin Marietta Materials, Inc.	(1)	(198)

Vulcan Materials Co.	(2)	(281)

		(479)

Consumer Finance — (1.0)%

Discover Financial Services	(6)	(237)

Synchrony Financial	(31)	(611)

		(848)

Containers & Packaging — (2.4)%

AptarGroup, Inc.	(2)	(205)

Avery Dennison Corp.	(3)	(294)

International Paper Co.	(20)	(673)

Sealed Air Corp.	(9)	(243)

Sonoco Products Co.	(11)	(557)

		(1,972)

INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Telecommunication Services — (1.5)%

AT&T, Inc.	(29)	(892)

CenturyLink, Inc.	(29)	(312)

		(1,204)

Electric Utilities — (1.8)%

Edison International	(5)	(291)

Exelon Corp.	(9)	(322)

Pinnacle West Capital Corp.	(3)	(211)

Southern Co. (The)	(11)	(642)

		(1,466)

Electrical Equipment — (1.0)%

Acuity Brands, Inc.	(6)	(500)

Hubbell, Inc.	(2)	(280)

		(780)

Electronic Equipment, Instruments & Components — (0.4)%

Cognex Corp.	(6)	(330)

Energy Equipment & Services — (1.3)%

Baker Hughes Co.	(12)	(171)

Halliburton Co.	(62)	(648)

Schlumberger Ltd.	(14)	(234)

		(1,053)

Entertainment — (3.3)%

Activision Blizzard, Inc.	(4)	(227)

Cinemark Holdings, Inc.	(22)	(315)

Spotify Technology SA *	(6)	(975)

Take-Two Interactive Software, Inc. *	(1)	(115)

Walt Disney Co. (The)	(10)	(1,064)

		(2,696)

Equity Real Estate Investment Trusts (REITs) — (3.2)%

Apple Hospitality REIT, Inc.	(7)	(71)

Crown Castle International Corp.	(1)	(228)

Extra Space Storage, Inc.	(3)	(225)

Iron Mountain, Inc.	(26)	(632)

Macerich Co. (The)	(7)	(55)

Public Storage	(1)	(201)

Simon Property Group, Inc.	(11)	(748)

Vornado Realty Trust	(6)	(250)

Welltower, Inc.	(4)	(192)

		(2,602)

Food & Staples Retailing — (0.4)%

Sysco Corp.	(6)	(347)

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued

Food Products — (1.0)%

Campbell Soup Co.	(12)	(583)

General Mills, Inc.	(4)	(243)

		(826)

Health Care Equipment & Supplies — (2.2)%

Abbott Laboratories	(8)	(718)

Dentsply Sirona, Inc.	(4)	(164)

Stryker Corp.	(4)	(688)

Varian Medical Systems, Inc. *	(2)	(240)

		(1,810)

Health Care Providers & Services — (2.0)%

AmerisourceBergen Corp.	(8)	(710)

Henry Schein, Inc. *	(15)	(794)

Patterson Cos., Inc.	(10)	(175)

		(1,679)

Health Care Technology — (0.9)%

Cerner Corp.	(11)	(731)

Hotels, Restaurants & Leisure — (0.9)%

Chipotle Mexican Grill, Inc. *	— (b)	(261)

Starbucks Corp.	(7)	(509)

		(770)

Household Durables — (0.3)%

Toll Brothers, Inc.	(9)	(213)

Household Products — (1.7)%

Clorox Co. (The)	(7)	(1,379)

Industrial Conglomerates — (1.5)%

3M Co.	(5)	(687)

General Electric Co.	(83)	(566)

		(1,253)

Insurance — (2.1)%

Aflac, Inc.	(14)	(512)

Aon plc	(1)	(204)

Everest Re Group Ltd.	(2)	(378)

Globe Life, Inc.	(5)	(391)

Principal Financial Group, Inc.	(5)	(197)

		(1,682)

Interactive Media & Services — (0.9)%

Twitter, Inc. *	(26)	(735)

IT Services — (3.0)%

EPAM Systems, Inc. *	(1)	(241)

Jack Henry & Associates, Inc.	(2)	(385)

INVESTMENTS	SHARES (000)	VALUE ($000)

IT Services — continued

Paychex, Inc.	(11)	(767)

Western Union Co. (The)	(57)	(1,082)

		(2,475)

Life Sciences Tools & Services — (1.8)%

Agilent Technologies, Inc.	(8)	(588)

Mettler-Toledo International, Inc. *	(1)	(389)

Waters Corp. *	(3)	(510)

		(1,487)

Machinery — (2.4)%

Caterpillar, Inc.	(6)	(654)

Donaldson Co., Inc.	(12)	(523)

Illinois Tool Works, Inc.	(4)	(577)

PACCAR, Inc.	(3)	(204)

		(1,958)

Media — (2.9)%

Fox Corp., Class A	(7)	(184)

Interpublic Group of Cos., Inc. (The)	(20)	(343)

Omnicom Group, Inc.	(18)	(1,038)

Sirius XM Holdings, Inc.	(131)	(777)

		(2,342)

Multiline Retail — (1.1)%

Kohl’s Corp.	(14)	(268)

Macy’s, Inc.	(65)	(383)

Nordstrom, Inc.	(13)	(242)

		(893)

Multi-Utilities — (1.4)%

Consolidated Edison, Inc.	(9)	(689)

Public Service Enterprise Group, Inc.	(10)	(498)

		(1,187)

Oil, Gas & Consumable Fuels — (4.1)%

Enbridge, Inc. (Canada)	(15)	(452)

Exxon Mobil Corp.	(17)	(790)

Hess Corp.	(16)	(784)

HollyFrontier Corp.	(6)	(193)

Marathon Oil Corp.	(27)	(164)

Occidental Petroleum Corp.	(53)	(885)

Valero Energy Corp.	(1)	(63)

		(3,331)

Paper & Forest Products — (0.3)%

Domtar Corp.	(12)	(280)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN SPECIALTY FUNDS	15

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued

Personal Products — (0.2)%

Coty, Inc., Class A	(35)	(192)

Professional Services — (1.2)%

Robert Half International, Inc.	(21)	(974)

Road & Rail — (1.3)%

Heartland Express, Inc.	(20)	(397)

JB Hunt Transport Services, Inc.	(4)	(427)

Schneider National, Inc., Class B	(10)	(210)

		(1,034)

Semiconductors & Semiconductor Equipment — (1.3)%

Broadcom, Inc.	(1)	(217)

Intel Corp.	(5)	(270)

QUALCOMM, Inc.	(7)	(585)

		(1,072)

Software — (1.0)%

Oracle Corp.	(8)	(430)

Splunk, Inc. *	(2)	(331)

Teradata Corp. *	(4)	(89)

		(850)

Specialty Retail — (0.8)%

Bed Bath & Beyond, Inc.	(21)	(130)

CarMax, Inc. *	(1)	(77)

Gap, Inc. (The)	(6)	(49)

Williams-Sonoma, Inc.	(6)	(392)

		(648)

Technology Hardware, Storage & Peripherals — (3.0)%

NetApp, Inc.	(32)	(1,414)

Seagate Technology plc	(9)	(428)

Western Digital Corp.	(10)	(445)

Xerox Holdings Corp.	(10)	(192)

		(2,479)

INVESTMENTS	SHARES (000)	VALUE ($000)

Textiles, Apparel & Luxury Goods — (0.2)%

Canada Goose Holdings, Inc. (Canada)*	(2)	(49)

Hanesbrands, Inc.	(13)	(131)

		(180)

Trading Companies & Distributors — (0.3)%

Fastenal Co.	(7)	(263)

Total Common Stocks (Proceeds $(64,173))		(58,647)

Total Short Positions (Proceeds $(64,173))		(58,647)

Total Investments — 21.9% (Cost $1,037)		17,934
Other Assets Less Liabilities — 78.1%		64,011

NET ASSETS — 100.0%		81,945

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt
CVR	Contingent Value Rights
NYRS	New York Registry Shares
REIT	Real Estate Investment Trust

(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is approximately $14,141,000 and $63,226,000 respectively.
(b)	Amount rounds to less than one thousand.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of April 30, 2020.
*	Non-income producing security.

Futures contracts outstanding as of April 30, 2020 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING Currency	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
S&P 500 E-Mini Index	(8)	06/2020	USD	(1,161)	(25)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2020	J.P. MORGAN SPECIALTY FUNDS	17

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2020 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Opportunistic Equity Long/Short Fund	JPMorgan Research Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$245,749	$62,402
Investments in affiliates, at value	81,005	14,179
Cash	—	2,678
Deposits at broker for futures contracts	—	250
Deposits at broker for securities sold short	79,761	63,226
Receivables:
Investment securities sold	21,074	4,308
Fund shares sold	1,347	1,309
Dividends from non-affiliates	42	52
Dividends from affiliates	60	12
Variation margin on futures contracts	—	18

Total Assets	429,038	148,434

LIABILITIES:
Payables:
Due to broker	89	2,677
Securities sold short, at value	76,873	58,647
Dividend expense to non-affiliates on securities sold short	—	69
Investment securities purchased	26,439	4,756
Interest expense to non-affiliates on securities sold short	17	10
Fund shares redeemed	2,465	215
Accrued liabilities:
Investment advisory fees	285	28
Administration fees	17	1
Distribution fees	4	5
Service fees	27	13
Custodian and accounting fees	15	11
Trustees’ and Chief Compliance Officer’s fees	—	—	(a)
Other	70	57

Total Liabilities	106,301	66,489

Net Assets	$322,737	$81,945

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2020

	JPMorgan Opportunistic Equity Long/Short Fund	JPMorgan Research Market Neutral Fund
NET ASSETS:
Paid-in-Capital	$301,219	$96,086
Total distributable earnings (loss)	21,518	(14,141)

Total Net Assets	$322,737	$81,945

Net Assets:
Class A	$13,449	$15,849
Class C	2,496	2,703
Class I	122,947	43,590
Class L	—	19,803
Class R6	183,845	—

Total	$322,737	$81,945

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	735	1,253
Class C	141	235
Class I	6,633	3,248
Class L	—	1,436
Class R6	9,798	—

Net Asset Value (a):
Class A — Redemption price per share	$18.28	$12.65
Class C — Offering price per share (b)	17.75	11.48
Class I — Offering and redemption price per share	18.53	13.42
Class L — Offering and redemption price per share	—	13.79
Class R6 — Offering and redemption price per share	18.76	—
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$19.29	$13.35

Cost of investments in non-affiliates	$208,883	$51,048
Cost of investments in affiliates	80,949	14,162
Proceeds from securities sold short	76,334	64,173

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN SPECIALTY FUNDS	19

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2020 (Unaudited)

(Amounts in thousands)

	JPMorgan Opportunistic Equity Long/Short Fund	JPMorgan Research Market Neutral Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$— (a)	$— (a)
Interest income from non-affiliates on securities sold short	221	199
Dividend income from non-affiliates	905	365
Dividend income from affiliates	540	69

Total investment income	1,666	633

EXPENSES:
Investment advisory fees	1,860	173
Administration fees	116	22
Distribution fees:
Class A	19	17
Class C	10	11
Service fees:
Class A	19	17
Class C	3	4
Class I	154	32
Class L	—	8
Custodian and accounting fees	16	14
Interest expense to affiliates	— (a)	— (a)
Professional fees	48	31
Trustees’ and Chief Compliance Officer’s fees	13	13
Printing and mailing costs	5	14
Registration and filing fees	49	27
Transfer agency fees (See Note 2.H.)	4	5
Dividend expense to non-affiliates on securities sold short	826	685
Other	5	4

Total expenses	3,147	1,077

Less fees waived	(99)	(96)

Net expenses	3,048	981

Net investment income (loss)	(1,382)	(348)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	4,442	3,847
Investments in affiliates	(42)	(3)
Options purchased	(255)	—
Futures contracts	—	796
Securities sold short	3,300	792

Net realized gain (loss)	7,445	5,432

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	13,163	(573)
Investments in affiliates	42	14
Futures contracts	—	(26)
Securities sold short	(377)	300

Change in net unrealized appreciation/depreciation	12,828	(285)

Net realized/unrealized gains (losses)	20,273	5,147

Change in net assets resulting from operations	$18,891	$4,799

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2020

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Opportunistic Equity Long/Short Fund		JPMorgan Research Market Neutral Fund
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,382)	$1,539	$(348)	$108
Net realized gain (loss)	7,445	(16,144)	5,432	26,257
Change in net unrealized appreciation/depreciation	12,828	6,014	(285)	(23,376)

Change in net assets resulting from operations	18,891	(8,591)	4,799	2,989

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	—	(720)	(1,556)	(1,481)
Class C	—	(66)	(450)	(543)
Class I	(191)	(2,975)	(2,515)	(3,249)
Class L	—	—	(1,689)	(8,556)
Class R2 (a)	—	— (b)	—	—
Class R5 (a)	—	— (b)	—	—
Class R6	(727)	(1,030)	—	—

Total distributions to shareholders	(918)	(4,791)	(6,210)	(13,829)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(14,271)	70,324	20,959	(111,968)

NET ASSETS:
Change in net assets	3,702	56,942	19,548	(122,808)
Beginning of period	319,035	262,093	62,397	185,205

End of period	$322,737	$319,035	$81,945	$62,397

(a)	Liquidated on February 26, 2019 for JPMorgan Opportunistic Equity Long/Short Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN SPECIALTY FUNDS	21

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Opportunistic Equity Long/Short Fund		JPMorgan Research Market Neutral Fund
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,779	$4,832	$3,887	$3,101
Distributions reinvested	—	717	1,458	1,394
Cost of shares redeemed	(8,655)	(35,501)	(3,379)	(4,003)

Change in net assets resulting from Class A capital transactions	$(6,876)	$(29,952)	$1,966	$492

Class C
Proceeds from shares issued	$182	$825	$658	$446
Distributions reinvested	—	66	426	506
Cost of shares redeemed	(409)	(1,660)	(1,901)	(2,914)

Change in net assets resulting from Class C capital transactions	$(227)	$(769)	$(817)	$(1,962)

Class I
Proceeds from shares issued	$57,856	$145,908	$42,380	$11,144
Distributions reinvested	185	2,820	2,407	3,139
Cost of shares redeemed	(75,242)	(159,718)	(28,498)	(18,992)

Change in net assets resulting from Class I capital transactions	$(17,201)	$(10,990)	$16,289	$(4,709)

Class L
Proceeds from shares issued	$—	$—	$10,085	$2,711
Distributions reinvested	—	—	1,660	8,526
Cost of shares redeemed	—	—	(8,224)	(117,026)

Change in net assets resulting from Class L capital transactions	$—	$—	$3,521	$(105,789)

Class R2 (a)
Proceeds from shares issued	$—	$4	$—	$—
Distributions reinvested	—	— (b)	—	—
Cost of shares redeemed	—	(28)	—	—

Change in net assets resulting from Class R2 capital transactions	$—	$(24)	$—	$—

Class R5 (a)
Distributions reinvested	$—	$— (b)	$—	$—
Cost of shares redeemed	—	(24)	—	—

Change in net assets resulting from Class R5 capital transactions	$—	$(24)	$—	$—

Class R6
Proceeds from shares issued	$48,129	$125,697	$—	$—
Distributions reinvested	131	375	—	—
Cost of shares redeemed	(38,227)	(13,989)	—	—

Change in net assets resulting from Class R6 capital transactions	$10,033	$112,083	$—	$—

Total change in net assets resulting from capital transactions	$(14,271)	$70,324	$20,959	$(111,968)

(a)	Liquidated on February 26, 2019 for JPMorgan Opportunistic Equity Long/Short Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2020

	JPMorgan Opportunistic Equity Long/Short Fund		JPMorgan Research Market Neutral Fund
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
SHARE TRANSACTIONS:
Class A
Issued	99	273	316	225
Reinvested	—	40	126	106
Redeemed	(480)	(1,985)	(278)	(290)

Change in Class A Shares	(381)	(1,672)	164	41

Class C
Issued	11	47	58	34
Reinvested	—	4	40	42
Redeemed	(24)	(96)	(172)	(229)

Change in Class C Shares	(13)	(45)	(74)	(153)

Class I
Issued	3,198	8,147	3,217	765
Reinvested	10	156	196	228
Redeemed	(4,121)	(8,966)	(2,172)	(1,325)

Change in Class I Shares	(913)	(663)	1,241	(332)

Class L
Issued	—	—	744	183
Reinvested	—	—	132	603
Redeemed	—	—	(622)	(8,081)

Change in Class L Shares	—	—	254	(7,295)

Class R2 (a)
Issued	—	— (b)	—	—
Reinvested	—	— (b)	—	—
Redeemed	—	(1)	—	—

Change in Class R2 Shares	—	(1)	—	—

Class R5 (a)
Reinvested	—	— (b)	—	—
Redeemed	—	(1)	—	—

Change in Class R5 Shares	—	(1)	—	—

Class R6
Issued	2,625	6,949	—	—
Reinvested	7	20	—	—
Redeemed	(2,057)	(775)	—	—

Change in Class R6 Shares	575	6,194	—	—

(a)	Liquidated on February 26, 2019 for JPMorgan Opportunistic Equity Long/Short Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN SPECIALTY FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Opportunistic Equity Long/Short Fund
Class A
Six Months Ended April 30, 2020 (Unaudited)	$17.34	$(0.11)	$1.05	$0.94	$—	$—	$—
Year Ended October 31, 2019	18.22	— (g)	(0.55)	(0.55)	—	(0.33)	(0.33)
Year Ended October 31, 2018	18.13	(0.21)	0.53	0.32	—	(0.23)	(0.23)
Year Ended October 31, 2017	17.12	(0.19)	2.46	2.27	—	(1.26)	(1.26)
Year Ended October 31, 2016	17.37	(0.16)	0.07	(0.09)	—	(0.16)	(0.16)
Year Ended October 31, 2015	15.75	(0.25)	1.93	1.68	—	(0.06)	(0.06)

Class C
Six Months Ended April 30, 2020 (Unaudited)	16.87	(0.15)	1.03	0.88	—	—	—
Year Ended October 31, 2019	17.83	(0.08)	(0.55)	(0.63)	—	(0.33)	(0.33)
Year Ended October 31, 2018	17.83	(0.29)	0.52	0.23	—	(0.23)	(0.23)
Year Ended October 31, 2017	16.94	(0.27)	2.42	2.15	—	(1.26)	(1.26)
Year Ended October 31, 2016	17.27	(0.24)	0.07	(0.17)	—	(0.16)	(0.16)
Year Ended October 31, 2015	15.73	(0.37)	1.97	1.60	—	(0.06)	(0.06)

Class I
Six Months Ended April 30, 2020 (Unaudited)	17.58	(0.09)	1.07	0.98	(0.03)	—	(0.03)
Year Ended October 31, 2019	18.43	0.07	(0.59)	(0.52)	—	(0.33)	(0.33)
Year Ended October 31, 2018	18.28	(0.16)	0.54	0.38	—	(0.23)	(0.23)
Year Ended October 31, 2017	17.21	(0.14)	2.47	2.33	—	(1.26)	(1.26)
Year Ended October 31, 2016	17.42	(0.12)	0.07	(0.05)	—	(0.16)	(0.16)
Year Ended October 31, 2015	15.75	(0.26)	1.99	1.73	—	(0.06)	(0.06)

Class R6
Six Months Ended April 30, 2020 (Unaudited)	17.83	(0.07)	1.08	1.01	(0.08)	—	(0.08)
Year Ended October 31, 2019	18.63	0.17	(0.64)	(0.47)	—	(0.33)	(0.33)
Year Ended October 31, 2018	18.44	(0.12)	0.54	0.42	—	(0.23)	(0.23)
Year Ended October 31, 2017	17.31	(0.10)	2.49	2.39	—	(1.26)	(1.26)
Year Ended October 31, 2016	17.48	(0.08)	0.07	(0.01)	—	(0.16)	(0.16)
Year Ended October 31, 2015	15.76	(0.23)	2.01	1.78	—	(0.06)	(0.06)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.80% and 1.87% for the six months ended April 30, 2020, 1.79% and 1.90% for the year ended October 31, 2019, 1.82% and 1.90% for the year ended October 31, 2018, 1.83% and 2.02% for the year ended October 31, 2017, 1.80% and 2.07% for the year ended October 31, 2016 and 1.81% and 2.20% for the year ended October 31, 2015; for Class C are 2.30% and 2.40% for the period ended April 30, 2020, 2.28% and 2.39% for the year ended October 31, 2019, 2.32% and 2.40% for the year ended October 31, 2018, 2.31% and 2.52% for the year ended October 31, 2017, 2.29% and 2.52% for the year ended October 31, 2016 and 2.39% and 3.18% for the year ended October 31, 2015; for Class I are 1.55% and 1.62% for the period ended April 30, 2020, 1.53% and 1.64% for the year ended October 31, 2019, 1.57% and 1.65% for the year ended October 31, 2018, 1.56% and 1.73% for the year ended October 31, 2017, 1.54% and 1.71% for the year ended October 31, 2016 and 1.66% and 2.20% for the year ended October 31, 2015; for Class R6 are 1.30% and 1.36% for the period ended April 30, 2020, 1.29% and 1.39% for the year ended October 31, 2019, 1.32% and 1.38% for the year ended October 31, 2018, 1.31% and 1.47% for the year ended October 31, 2017, 1.29% and 1.60% for the year ended October 31, 2016 and 1.47% and 3.39% for the year ended October 31, 2015, respectively.

(g)	Amount rounds to less than $0.005.
(h)	Amount rounds to less than 0.005%.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (e)(f)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (f)		Portfolio turnover rate (excluding securities sold short) (c)	Portfolio turnover rate (including securities sold short) (c)

$18.28	5.42%	$13,449	2.33%		(1.21)%		2.40%		223%	493%
17.34	(3.10)	19,352	2.25		0.00	(h)	2.36		636	1232
18.22	1.80	50,803	2.55		(1.11)		2.63		548	995
18.13	13.58	49,338	2.42		(1.05)		2.61		493	795
17.12	(0.53)	43,298	2.26		(0.96)		2.53		463	749
17.37	10.74	30,480	2.38	(i)	(1.70	)(i)	2.77	(i)	347	734

17.75	5.22	2,496	2.83		(1.75)		2.93		223	493
16.87	(3.62)	2,599	2.74		(0.45)		2.85		636	1232
17.83	1.32	3,544	3.05		(1.61)		3.13		548	995
17.83	13.00	2,594	2.90		(1.53)		3.11		493	795
16.94	(1.00)	3,273	2.75		(1.46)		2.98		463	749
17.27	10.25	823	2.96	(i)	(2.17	)(i)	3.75	(i)	347	734

18.53	5.55	122,947	2.08		(1.00)		2.15		223	493
17.58	(2.89)	132,665	1.99		0.40		2.10		636	1232
18.43	2.12	151,261	2.30		(0.87)		2.38		548	995
18.28	13.86	103,091	2.15		(0.81)		2.32		493	795
17.21	(0.29)	158,589	2.00		(0.69)		2.17		463	749
17.42	11.06	116,091	2.23	(i)	(1.53	)(i)	2.77	(i)	347	734

18.76	5.66	183,845	1.83		(0.76)		1.89		223	493
17.83	(2.59)	164,419	1.75		0.91		1.85		636	1232
18.63	2.32	56,436	2.05		(0.66)		2.11		548	995
18.44	14.13	6,350	1.90		(0.56)		2.06		493	795
17.31	(0.06)	8,432	1.75		(0.45)		2.06		463	749
17.48	11.37	21	2.04	(i)	(1.27	)(i)	3.96	(i)	347	734

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN SPECIALTY FUNDS	25

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Research Market Neutral Fund
Class A
Six Months Ended April 30, 2020 (Unaudited)	$13.11	$(0.08)	$1.10	$1.02	$(1.48)
Year Ended October 31, 2019	14.29	(0.04)	0.31	0.27	(1.45)
Year Ended October 31, 2018	14.69	(0.11)	0.10	(0.01)	(0.39)
Year Ended October 31, 2017	13.84	(0.22)	1.07	0.85	—
Year Ended October 31, 2016	14.25	(0.28)	(0.13)	(0.41)	—
Year Ended October 31, 2015	15.17	(0.31)	(0.22)	(0.53)	(0.39)

Class C
Six Months Ended April 30, 2020 (Unaudited)	12.06	(0.10)	1.00	0.90	(1.48)
Year Ended October 31, 2019	13.32	(0.10)	0.29	0.19	(1.45)
Year Ended October 31, 2018	13.79	(0.17)	0.09	(0.08)	(0.39)
Year Ended October 31, 2017	13.06	(0.27)	1.00	0.73	—
Year Ended October 31, 2016	13.51	(0.32)	(0.13)	(0.45)	—
Year Ended October 31, 2015	14.48	(0.35)	(0.23)	(0.58)	(0.39)

Class I
Six Months Ended April 30, 2020 (Unaudited)	13.80	(0.08)	1.18	1.10	(1.48)
Year Ended October 31, 2019	14.93	— (g)	0.32	0.32	(1.45)
Year Ended October 31, 2018	15.30	(0.07)	0.09	0.02	(0.39)
Year Ended October 31, 2017	14.37	(0.18)	1.11	0.93	—
Year Ended October 31, 2016	14.76	(0.25)	(0.14)	(0.39)	—
Year Ended October 31, 2015	15.66	(0.26)	(0.25)	(0.51)	(0.39)

Class L
Six Months Ended April 30, 2020 (Unaudited)	14.13	(0.07)	1.21	1.14	(1.48)
Year Ended October 31, 2019	15.24	0.04	0.30	0.34	(1.45)
Year Ended October 31, 2018	15.58	(0.05)	0.10	0.05	(0.39)
Year Ended October 31, 2017	14.62	(0.17)	1.13	0.96	—
Year Ended October 31, 2016	14.99	(0.23)	(0.14)	(0.37)	—
Year Ended October 31, 2015	15.87	(0.23)	(0.26)	(0.49)	(0.39)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.22% and 1.58% for the six months ended April 30, 2020, 1.22% and 1.62% for the year ended October 31, 2019, 1.22% and 1.55% for the year ended October 31, 2018, 1.24% and 1.53% for the year ended October 31, 2017, 1.22% and 1.53% for the year ended October 31, 2016 and 1.43% and 1.89% for the year ended October 31, 2015; for Class C are 1.72% and 2.07% for the period ended April 30, 2020, 1.73% and 2.09% for the year ended October 31, 2019, 1.73% and 2.02% for the year ended October 31, 2018, 1.72% and 2.07% for the year ended October 31, 2017, 1.72% and 2.02% for the year ended October 31, 2016 and 1.90% and 2.32% for the year ended October 31, 2015; for Class I are 0.96% and 1.28% for the period ended April 30, 2020, 0.96% and 1.32% for the year ended October 31, 2019, 0.96% and 1.25% for the year ended October 31, 2018, 0.96% and 1.25% for the year ended October 31, 2017, 0.96% and 1.27% for the year ended October 31, 2016 and 1.18% and 1.57% for the year ended October 31, 2015; for Class L are 0.82% and 1.14% for the period ended April 30, 2020, 0.83% and 1.13% for the year ended October 31, 2019, 0.82% and 1.10% for the year ended October 31, 2018, 0.82% and 1.10% for the year ended October 31, 2017, 0.81% and 1.06% for the year ended October 31, 2016 and 0.95% and 1.44% for the year ended October 31, 2015, respectively.

(g)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (e)(f)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (f)	Portfolio turnover rate (excluding securities sold short) (c)	Portfolio turnover rate (including securities sold short) (c)

$12.65	8.85%	$15,849	3.59%	(1.32)%	3.95%	138%	305%
13.11	2.01	14,276	3.69	(0.26)	4.09	125	356
14.29	(0.01)	14,973	3.50	(0.73)	3.83	131	252
14.69	6.14	17,932	3.66	(1.51)	3.95	109	278
13.84	(2.88)	25,393	3.33	(2.07)	3.64	133	298
14.25	(3.59)	62,910	3.57	(1.94)	4.03	163	370

11.48	8.60	2,703	4.09	(1.70)	4.44	138	305
12.06	1.52	3,731	4.20	(0.74)	4.56	125	356
13.32	(0.53)	6,155	4.01	(1.26)	4.30	131	252
13.79	5.59	10,920	4.14	(2.01)	4.49	109	278
13.06	(3.33)	15,003	3.83	(2.53)	4.13	133	298
13.51	(4.12)	23,790	4.04	(2.63)	4.46	163	370

13.42	8.99	43,590	3.33	(1.23)	3.65	138	305
13.80	2.27	27,694	3.43	0.01	3.79	125	356
14.93	0.20	34,927	3.24	(0.47)	3.53	131	252
15.30	6.47	44,219	3.37	(1.24)	3.68	109	278
14.37	(2.64)	53,221	3.07	(1.82)	3.38	133	298
14.76	(3.34)	337,990	3.32	(1.74)	3.71	163	370

13.79	9.07	19,803	3.19	(0.94)	3.51	138	305
14.13	2.36	16,696	3.30	0.26	3.60	125	356
15.24	0.39	129,150	3.10	(0.33)	3.38	131	252
15.58	6.57	146,460	3.26	(1.13)	3.52	109	278
14.62	(2.47)	253,734	2.92	(1.61)	3.17	133	298
14.99	(3.17)	232,339	3.09	(1.48)	3.58	163	370

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN SPECIALTY FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (each a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Opportunistic Equity Long/Short Fund	Class A, Class C, Class I, Class R2(1), Class R5(1) and Class R6	Non-Diversified
JPMorgan Research Market Neutral Fund	Class A, Class C, Class I and Class L	Diversified

(1)	On February 26, 2019, Class R2 and Class R5 Shares were liquidated.

The investment objective of the JPMorgan Opportunistic Equity Long/Short Fund (“Opportunistic Equity Long/Short Fund”) is to seek capital appreciation.

The investment objective of the JPMorgan Research Market Neutral Fund (“Research Market Neutral Fund”) is to seek to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

Prior to January 23, 2015, Opportunistic Equity Long/Short Fund was not publicly offered for investment.

Class L Shares of the Research Market Neutral Fund are publicly offered only on a limited basis. Investors are not eligible to purchase Class L shares of the Fund unless they meet certain requirements as described in the Fund’s prospectus.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses. Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies excluding exchange-traded funds (“ETFs”) (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

28	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2020

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Opportunistic Equity Long/Short Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$326,754	$—	$—	$326,754

Total Liabilities for Securities Sold Short (a)	$(76,873)	$—	$—	$(76,873)

Research Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$76,581	$—	$—	$76,581

Total Liabilities for Securities Sold Short (a)	$(58,647)	$—	$—	$(58,647)

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(25)	$—	$—	$(25)

(a)	Please refer to the SOI for specifics of portfolio holdings.

B. Securities Lending —The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

APRIL 30, 2020	J.P. MORGAN SPECIALTY FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

The Funds did not lend out any securities during the six months ended April 30, 2020.

C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the tables below are in thousands.

Opportunistic Equity Long/Short Fund

	For the six months ended April 30, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2020	Shares at April 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.63% (a) (b)	$94,829	$382,486	$396,310	$(42)	$42	$81,005	80,940	$540	$—

Research Market Neutral Fund
	For the six months ended April 30, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2020	Shares at April 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.63% (a) (b)	$9,419	$113,756	$109,007	$(3)	$14	$14,179	14,168	$69	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2020.

D. Options — Opportunistic Equity Long/Short Fund purchased and sold (“wrote”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

The table below discloses the volume of the Fund’s options contracts activity during the six months ended April 30, 2020 (amounts in thousands):

Opportunistic Equity Long/Short Fund
Exchange-Traded Options:
Average Number of Contracts Purchased	120	(a)

(a)	For the period November 1, 2019 through November 30, 2019.

The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

E. Futures Contracts — Research Market Neutral Fund used index futures contracts to more effectively manage the long and short equity exposures in the portfolio.

30	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2020

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Fund to equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended April 30, 2020 (amounts in thousands):

	Research Market Neutral Fund
Futures Contracts — Equity:
Average Notional Balance Long	$900	(a)
Average Notional Balance Short	1,119
Ending Notional Balance Short	1,161

(a)	For the period March 1, 2020 through March 31, 2020.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

F. Short Sales — The Funds engaged in short sales as part of their normal investment activities. In a short sale, the Funds sell securities they do not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Funds borrow securities from a broker. To close out a short position, the Funds deliver the same securities to the broker.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statements of Operations.

The Funds are obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Funds will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the borrowed security declines between those dates.

As of April 30, 2020, the Funds had outstanding short sales as listed on their SOIs.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

APRIL 30, 2020	J.P. MORGAN SPECIALTY FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

H. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended April 30, 2020 are as follows (amounts in thousands):

	Class A	Class C		Class I	Class L	Class R6		Total
Opportunistic Equity Long/Short Fund
Transfer agency fees	$1	$—	(a)	$3	n/a	$—	(a)	$4
Research Market Neutral Fund
Transfer agency fees	3	—	(a)	1	$1	n/a		5

(a)	Amount rounds to less than one thousand.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2020, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

J. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid annually for the Funds and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of each Fund’s respective average daily net assets as follows:

Opportunistic Equity Long/Short Fund	1.20%
Research Market Neutral Fund	0.60

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended April 30, 2020, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund

32	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2020

shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
Opportunistic Equity Long/Short Fund	0.25%	0.75%
Research Market Neutral Fund	0.25	0.75

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2020, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Opportunistic Equity Long/Short Fund	$2		$—	(a)
Research Market Neutral Fund	—	(a)	—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L
Opportunistic Equity Long/Short Fund	0.25%	0.25%	0.25%	n/a
Research Market Neutral Fund	0.25	0.25	0.25	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expense. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R6
Opportunistic Equity Long/Short Fund	1.85%	2.35%	1.60%	n/a	1.35%
Research Market Neutral Fund(1)	1.25	1.75	0.99	0.85%	n/a

(1)

Effective June 1, 2020, the contractual expense limitation decreased to 0.95%, 1.45% and 0.69% for Class A, Class C and Class I Shares, respectively, and are in place until at least May 31, 2021 for Class A and Class C Shares, and May 31, 2022 for Class I Shares.

The expense limitation agreements were in effect for the six months ended April 30, 2020 and are in place until at least February 28, 2021.

For the six months ended April 30, 2020, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total
Opportunistic Equity Long/Short Fund	$12	$8	$4	$24
Research Market Neutral Fund	62	21	4	87

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient

APRIL 30, 2020	J.P. MORGAN SPECIALTY FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amounts of these waivers/reimbursements resulting from investments in these money market funds for the six months ended April 30, 2020 were as follows (amounts in thousands):

Opportunistic Equity Long/Short Fund	$75
Research Market Neutral Fund	9

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2020, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Opportunistic Equity Long/Short Fund	$532,320	$519,982	$643,136	$616,037
Research Market Neutral Fund	73,493	67,345	83,196	75,548

During the six months ended April 30, 2020, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at April 30, 2020 were as follows (amounts in thousands):

	Aggregate Cost*	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Opportunistic Equity Long/Short Fund	$213,498	$37,894	$1,511	$36,383
Research Market Neutral Fund	1,037	19,563	2,691	16,872

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

As of October 31, 2019, the following Funds had capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term		Long-Term
Opportunistic Equity Long/Short Fund	$14,061		$—
Research Market Neutral Fund	33,682	*	—

*	Amount includes capital loss carry forwards which are limited in future years under Internal Revenue Code sections 381-384.

During the year ended October 31, 2019, the following Fund utilized capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Utilized
	Short-Term	Long-Term
Research Market Neutral Fund	$2,302	$—

34	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2020

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the six months ended April 30, 2020.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended April 30, 2020.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended April 30, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of April 30, 2020, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Opportunistic Equity Long/Short Fund	2	58.3%
Research Market Neutral Fund	3	49.1

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Because Opportunistic Equity Long/Short Fund may invest a substantial portion of its assets in REITs, the Fund may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Since Opportunistic Equity Long/Short Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

APRIL 30, 2020	J.P. MORGAN SPECIALTY FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

As of April 30, 2020, the Funds pledged substantially all of their assets to Citigroup Global Markets, Inc. for securities sold short. For the Funds, deposits at broker for securities sold short, as noted on the Statements of Assets and Liabilities, are held at Citigroup Global Markets, Inc.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

8. Subsequent Events

On May 12, 2020, the Board of Trustees approved the conversion of the Research Market Neutral Fund’s Class L Shares into Class I Shares, which is scheduled to occur on or about July 2, 2020. Additionally, on May 12, 2020, the Board of Trustees approved changes to the investment advisory fee and the expense limitation agreement for the Research Market Neutral Fund. Effective June 1, 2020, the investment advisory fee for the Research Market Neutral Fund was reduced from 0.60% to 0.35%.

36	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2020

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2019, and continued to hold your shares at the end of the reporting period, April 30, 2020.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Opportunistic Equity Long/Short Fund
Class A
Actual	$1,000.00	$1,054.20	$11.90	2.33%
Hypothetical	1,000.00	1,013.28	11.66	2.33
Class C
Actual	1,000.00	1,052.20	14.44	2.83
Hypothetical	1,000.00	1,010.79	14.15	2.83
Class I
Actual	1,000.00	1,055.50	10.63	2.08
Hypothetical	1,000.00	1,014.52	10.42	2.08
Class R6
Actual	1,000.00	1,056.60	9.36	1.83
Hypothetical	1,000.00	1,015.76	9.17	1.83

JPMorgan Research Market Neutral Fund
Class A
Actual	1,000.00	1,088.50	18.64	3.59
Hypothetical	1,000.00	1,007.01	17.91	3.59
Class C
Actual	1,000.00	1,086.00	21.21	4.09
Hypothetical	1,000.00	1,004.53	20.38	4.09
Class I
Actual	1,000.00	1,089.90	17.30	3.33
Hypothetical	1,000.00	1,008.30	16.63	3.33
Class L
Actual	1,000.00	1,090.70	16.58	3.19
Hypothetical	1,000.00	1,009.00	15.93	3.19

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

APRIL 30, 2020	J.P. MORGAN SPECIALTY FUNDS	37

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

Each of the Funds has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquidity Investment Minimum (“HLIM”) established for a Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). On February 11, 2020, the Board of Trustees reviewed the Program Administrator’s initial written report (the “Report”) concerning the operation of the Program for the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying each of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for this limit; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by extended non-U.S. market closures.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

38	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2020

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. April 2020.	SAN-SPEC-420

Semi-Annual Report

J.P. Morgan International Equity Funds

April 30, 2020 (Unaudited)

JPMorgan Emerging Markets Equity Fund

JPMorgan Emerging Markets Research Enhanced Equity Fund

JPMorgan Europe Dynamic Fund

JPMorgan International Advantage Fund

JPMorgan International Equity Fund

JPMorgan International Focus Fund

(formerly known as JPMorgan International Unconstrained Equity Fund)

JPMorgan International Hedged Equity Fund

JPMorgan International Research Enhanced Equity Fund

JPMorgan International Value Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

June 11, 2020 (Unaudited)

Dear Shareholders,

Many have faced significant challenges since my last letter, whether related to the COVID-19 pandemic or the recent acts of racism and discrimination around the world. While many have endured uncertainty and abrupt changes in their personal and professional lives related to these challenges, you can be confident that J.P. Morgan Asset Management is well-prepared for adverse events and is taking action to ensure that our clients and mutual fund shareholders continue to receive the service that is the foundation of our enterprise.

“Our extensive planning and testing of resiliency protocols enabled us to provide uninterrupted and expanded assistance to our clients and fund shareholders even as the COVID-19 crisis dramatically increased the volume of client questions and the demand for investment solutions.” — Andrea L. Lisher

Our extensive planning and testing of resiliency protocols enabled us to provide uninterrupted and expanded assistance to our clients and fund shareholders even as the COVID-19 crisis dramatically increased the volume of client questions and the demand for investment solutions. While our own employees transitioned to working from home, they worked tirelessly to guide our clients and shareholders through this unprecedented time. We are here for you — our clients and fund shareholders — regardless of the economic, market or social and civic environment. That’s how we have always operated and we will not waiver in that commitment.

JPMorgan Chase & Co. has also recommitted its firm stance against any form of racism, discrimination, or social injustice. As Brian Lamb, Global Head of Diversity & Inclusion, recently said, “We are working across the entire firm — being intentional to strengthen our inclusive environment where our employees, customers and partners feel welcomed and valued in the communities where we do business.” To learn more, please visit JPMorgan Chase & Co.’s Diversity & Inclusion website.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	1

J.P. Morgan International Equity Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited)

While developed equity markets generally rallied in the final months of 2019, the global response to the COVID-19 pandemic led to a dramatic increase in financial market volatility and drove asset prices sharply lower in February and March of 2020 before equity prices posted a small rebound in April.

Global equity markets, led by the U.S. and Europe, largely recorded gains for the final two months of 2019 on the back of accommodative policies from leading central banks and investor expectations of a reduction in trade tensions. Even as economic data showed slowing or flat growth in China, Europe and the U.S. in the final quarter of 2019, there were no indicators that the longest recorded economic expansion in the U.S. would necessarily end. In the second half of December 2019, the U.S. and China reached a “Phase One” agreement that reduced trade tariffs and headed off the implementation of new tariffs. Combined with less aggressive U.S. trade rhetoric toward Mexico and toward European and Japanese auto industries, the U.S.-China trade agreement fueled price gains in developed equity markets.

In the U.K., the Conservative Party won a large majority in national elections in December, which appeared to remove investor concerns about the possibility of a non-negotiated “hard Brexit” departure from the EU. Equity prices in the U.K. and the British pound briefly rallied on the election result.

Early January 2020 saw continued investor support for global equities that weathered a brief flare up of military tension between the U.S. and Iran. However, investor sentiment began to turn as the outbreak of COVID-19 began to impact large parts of China’s economy. Emerging markets equities led a slump in global equity markets and U.S. and European government bonds largely gained. Notably, prices for benchmark Brent crude oil plummeted 11.9% in January amid shrinking demand from China and other economies hit by the pandemic.

U.S. equity prices found support in early February as companies began to report better-than-expected earnings from the final quarter of 2019. By the end of the month, global equity prices had fallen significantly and global demand for petroleum had declined for the first time since the 2009 financial crisis. China’s central bank responded to the impact of COVID-19 by cutting the prime lending rate and regional authorities across China enacted a range of actions to counter the sharp drop in economic activity. By the end of February, yields on benchmark 10-year U.S. Treasury bonds had fallen to a record low 1.1% as investors sought the perceived safety of government-backed bonds.

The month of March proved to be worse for global equities and a range of other asset classes as COVID-19 was declared a pandemic and national, regional and municipal governments implemented at-home quarantines and a range of other actions designed to prevent hospitals and health care systems from being overwhelmed. The U.S. Federal Reserve slashed interest rates, restarted its quantitative easing or asset purchasing program, and unleashed an array of programs to maintain liquidity and functioning in short-term commercial debt markets. The European Central Bank also stepped in to shore up economic activity via negative interest rates and a commitment to continue purchasing assets until no longer necessary. Statements of broad support from both central banks, along with fiscal stimulus and/or wage protection policies from national governments across the globe, helped to reduce record high volatility in financial markets. However, leading equity indexes lost 20% or more of their value during the first quarter of 2020. Corporate bond prices generally fell and the prices of Brent crude oil ended the first quarter down by 60%. Only developed market sovereign bonds and commodity gold experienced price appreciation in March 2020.

Global equity markets rebounded slightly in April and fixed income markets rallied somewhat as investors reacted positively to the actions of central banks and national governments to mitigate the economic impact of the pandemic. Price gains were seen in large cap technology stocks and pharmaceutical sector stocks. Fixed income investments benefitted from accommodative central bank policies and high quality corporate credit outperformed government bonds for the month. However, a glut in global petroleum markets sent futures prices for benchmark West Texas Intermediate crude oil into negative territory.

For the six months ended April 30, 2020, the S&P 500 Index returned -3.16%, the MSCI EAFE Index returned -14.00% and the MSCI Emerging Markets Index returned 10.39%. Among bond market indexes, the Bloomberg Barclays U.S. Aggregate Index returned 4.86% and the Bloomberg Barclays Emerging Markets Index returned -5.69%.

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	(10.07)%
MSCI Emerging Markets Index (net of foreign withholding taxes)	(10.50)%

Net Assets as of 4/30/2020 (In Thousands)	$7,785,761

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Equity Fund (the “Fund”) seeks to provide high total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2020.

By sector, the Fund’s underweight allocation to the energy sector and its security selection in the communication services sector were leading contributors to performance relative to the Benchmark, while the Fund’s overweight allocation and security selection in the financials sector and its overweight allocation to the consumer staples sector were leading detractors from relative performance.

By country, the Fund’s overweight allocations to China and Belarus were leading contributors to performance relative to the Benchmark, while the Fund’s overweight allocation and security selection in India and its underweight allocation to Taiwan were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark position in EPAM Systems Inc., its overweight position in Wuxi Biologics (Cayman) Inc., and its underweight position in Petroleo Brasiliero SA. Shares of EPAM Systems, a U.S.-based global provider of software development and platform engineering services, rose after the company raised its forecast for first quarter 2020 results. Shares of Wuxi Biologics (Cayman), a Chinese developer of biological testing and drug research, rose amid investor expectations of increased demand for its products and services in response to the COVID-19 pandemic. Shares of Petroleo Brasiliero, a Brazilian oil & natural gas producer, fell amid a global decline in demand for petroleum and a sharp drop in oil prices in 2020.

Leading individual detractors from relative performance included the Fund’s out-of-Benchmark positions in IndusInd Bank Ltd. and HDFC Bank Ltd., and its overweight position in Grupo Financiero Banorte SA de CV. Shares of IndusInd Bank and HDFC Bank, both Indian banking and financial services providers, fell amid investor expectations at-home quarantine orders issued by the Indian government in response to the COVID-19 pandemic would lead to a sharp contraction in the India’s economy. Shares of Grupo Financiero Banorte, a Mexican banking and financial services company, fell amid investor expectations for a sharp contraction in Mexico’s economy in response to the COVID-19 pandemic.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the security level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings, researching companies in an attempt to determine their underlying value and potential for future earnings growth.

As a result of this process, the Fund’s largest sector overweight allocations relative to the Benchmark were in the financials and consumer staples sectors and its largest relative underweight allocations were in the energy and materials sectors. The Fund’s largest country overweight allocations relative to the Benchmark were in India and China and its largest relative underweight allocations were in South Korea and Taiwan.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	3

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alibaba Group Holding Ltd., ADR (China)	5.8%
2.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	5.3
3.	Tencent Holdings Ltd. (China)	4.9
4.	Samsung Electronics Co. Ltd. (South Korea)	4.1
5.	Housing Development Finance Corp. Ltd. (India)	3.1
6.	EPAM Systems, Inc. (United States)	3.1
7.	AIA Group Ltd. (Hong Kong)	3.0
8.	Ping An Insurance Group Co. of China Ltd., Class H (China)	2.5
9.	Tata Consultancy Services Ltd. (India)	2.4
10.	NetEase, Inc., ADR (China)	2.4

PORTFOLIO COMPOSITION BY COUNTRY***
China	34.9%
India	16.3
Taiwan	8.9
Hong Kong	6.4
South Korea	5.5
Brazil	4.8
United States	3.1
Mexico	2.4
Argentina	2.2
Indonesia	2.1
South Africa	1.7
Portugal	1.6
Hungary	1.5
Macau	1.3
Turkey	1.2
Others (each less than 1.0%)	2.9
Short-Term Investments	3.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2020. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge**		(14.98)%	(12.50)%	2.71%	2.21%
Without Sales Charge		(10.26)	(7.65)	3.82	2.77
CLASS C SHARES	February 28, 2006
With CDSC***		(11.48)	(9.14)	3.30	2.25
Without CDSC		(10.48)	(8.14)	3.30	2.25
CLASS I SHARES	September 10, 2001	(10.14)	(7.43)	4.07	3.02
CLASS L SHARES	November 15, 1993	(10.07)	(7.33)	4.21	3.17
CLASS R2 SHARES	July 31, 2017	(10.37)	(7.93)	3.59	2.65
CLASS R3 SHARES	July 31, 2017	(10.25)	(7.70)	3.80	2.76
CLASS R4 SHARES	July 31, 2017	(10.17)	(7.49)	4.04	3.00
CLASS R5 SHARES	September 9, 2016	(10.08)	(7.32)	4.22	3.17
CLASS R6 SHARES	December 23, 2013	(10.05)	(7.24)	4.32	3.23

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/10 TO 4/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R5 Shares and Class R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Class L Shares.

Returns shown for Class R2 Shares and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R2 Shares and Class R3 Shares would have been lower than those shown because Class R2 Shares and Class R3 Shares have higher expenses than Class A Shares.

Returns for Class R4 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Emerging Markets Equity Fund and the MSCI Emerging Markets Index (net of foreign withholding taxes) from April 30, 2010 to April 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The MSCI Emerging Markets Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	5

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited) (continued)

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

JPMorgan Emerging Markets Research Enhanced Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R6 Shares)*	(11.73)%
MSCI Emerging Markets Index (net of foreign withholding taxes)	(10.50)%

Net Assets as of 4/30/2020 (In Thousands)	$2,382,905

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Research Enhanced Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class R6 Shares underperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2020.

By sector, the Fund’s security selection in the financials and industrials sectors was a leading contributor to relative performance, while the Fund’s security selection in the energy and consumer discretionary sectors was a leading detractor from relative performance.

By country, the Fund’s security selection in South Korea and Taiwan was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in Saudi Arabia and Poland was a leading contributor relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Itau Unibanco Holding SA, CVC Brasil Operadora SA and China Oilfield Services Ltd. Shares of Itau Unibanco Holding, a Brazilian banking and financial services company, fell amid investor expectations for a sharp contraction in Brazil’s economy in response to the COVID-19 pandemic. Shares of CVC Brasil Operadora, a Brazilian travel agency, fell amid investor expectations that its leisure travel would be severely curtailed in response to the COVID-19 pandemic. Shares of China Oilfield Services Ltd., a Chinese offshore oilfield services provider, fell amid a sharp decline in global prices for petroleum and natural gas in 2020.

Leading individual contributors to relative performance included the Fund’s underweight positions in HDFC Ltd. and Axis Bank Ltd. and its overweight position in Yonyou Network Technology Co. Shares of HDFC, and Indian banking and financial services company, fell amid investor expectations that at-home quarantine orders issued by the Indian government in response to the COVID-19 pandemic would lead to a sharp contraction in the India’s economy. Shares of Axis Bank, an Indian financial services company, fell after it reported a loss for the quarter ended March 31, 2020. Shares of Yonyou Network Technology, a Chinese provider of cloud computing, software and services to businesses, rose amid investor expectation that cloud computing services would experience greater demand during at-home quarantines in response to the COVID-19 pandemic.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a combination of disciplined portfolio construction with in-depth fundamental research conducted by a global network of research analysts to identify what they believed to be overvalued and undervalued stocks.

As a result of this process, the Fund’s smallest underweight allocations relative to the Benchmark were in the consumer discretionary and real estate sectors and its largest relative underweight allocations were in the financials and materials sectors. By country, the Fund’s largest overweight allocations relative to the Benchmark were in Mexico and Russia and its largest relative underweight allocations were in Taiwan and Malaysia.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alibaba Group Holding Ltd., ADR (China)	7.1%
2.	Tencent Holdings Ltd. (China)	6.1
3.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	5.1
4.	Samsung Electronics Co. Ltd. (South Korea)	4.6
5.	China Construction Bank Corp., Class H (China)	1.8
6.	Ping An Insurance Group Co. of China Ltd., Class H (China)	1.5
7.	Reliance Industries Ltd. (India)	1.2
8.	Housing Development Finance Corp. Ltd. (India)	1.1
9.	Naspers Ltd., Class N (South Africa)	1.0
10.	SK Hynix, Inc. (South Korea)	0.9

PORTFOLIO COMPOSITION BY COUNTRY***
China	39.3%
South Korea	12.3
Taiwan	12.0
India	8.7
Brazil	4.6
Russia	4.1
South Africa	3.5
Mexico	2.4
Saudi Arabia	2.4
Thailand	1.6
Indonesia	1.6
Turkey	1.1
Malaysia	1.1
Others (each less than 1.0%)	4.0
Short-Term Investments	1.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2020. The Fund’s portfolio composition is subject to change.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	7

JPMorgan Emerging Markets Research Enhanced Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS I SHARES	January 30, 2019	(11.79)%	(12.63)%	(0.58)%
CLASS R6 SHARES	December 11, 2018	(11.73)	(12.51)	(0.44)

*	Not annualized.

LIFE OF FUND PERFORMANCE (12/11/18 TO 4/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 11, 2018.

Returns for Class I Shares prior to its inception date are based on the performance of Class R6 Shares. The actual returns of Class I Shares would have been lower than those shown because Class I Shares have higher expenses than Class R6 Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan Emerging Markets Research Enhanced Equity Fund and the MSCI Emerging Markets Index (net of foreign withholding taxes) from December 11, 2018 to April 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The MSCI Emerging Markets Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. Investors cannot invest directly in an index.

Class R6 Shares have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

JPMorgan Europe Dynamic Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(16.65)%
MSCI Europe Index (net of foreign withholding taxes)	(15.47)%

Net Assets as of 4/30/2020 (In Thousands)	$417,455

INVESTMENT OBJECTIVE**

The JPMorgan Europe Dynamic Fund (the “Fund”) seeks total return from long-term capital growth. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the MSCI Europe Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2020.

By sector, the Fund’s underweight allocation and security selection in the food, beverages & tobacco sector and its security selection in the transportation sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the consumer services sector and its underweight allocation in the banks sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s out-of-Benchmark positions in Nestle SA and Dart Group PLC and its overweight position in Peugeot SA. Shares of Nestle, a Swiss maker of prepared foods and consumer goods, fell after the company reported a decline in sales for the first quarter of 2020. Shares of Dart Group, a U.K. provider of leisure airline travel, distribution and logistics, fell amid a halt to most airline traffic in response to the COVID-19 pandemic. Shares of Peugeot, a French automaker, fell amid a sharp decline in new car sales in early 2020.

Leading individual contributors to relative performance included the Fund’s overweight positions in Roche Holding SA, Evolution Gaming Group AB and Polymetal International PLC. Shares of Roche Holding, a Swiss pharmaceutical company, rose amid investor expectations that it would benefit from a potential vaccine, treatment or test for the COVID-19 virus. Shares of Evolution Gaming Group, a Swedish online casino and gaming provider not held in the Benchmark, rose as investors sought companies they believed were well positioned to weather financial market volatility in 2020. Shares of Polymetal International, a gold and silver mining company not held in the Benchmark, rose amid investor expectations for rising demand for precious metals in the face of financial market volatility in 2020.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers believe that attractively valued, high quality securities with positive momentum have the potential to outperform the market. During the reporting period, the Fund’s portfolio managers invested in securities that they believed had these style characteristics. Portfolio positions were based on bottom-up security selection rather than top-down asset allocation decisions.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	9

JPMorgan Europe Dynamic Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Roche Holding AG (Switzerland)	4.7%
2.	Novartis AG (Registered) (Switzerland)	3.9
3.	Nestle SA (Registered) (Switzerland)	3.4
4.	Sanofi (France)	3.2
5.	Allianz SE (Registered) (Germany)	2.2
6.	Linde plc (United Kingdom)	2.1
7.	Enel SpA (Italy)	2.1
8.	Koninklijke Ahold Delhaize NV (Netherlands)	2.1
9.	Kering SA (France)	1.9
10.	Swisscom AG (Registered) (Switzerland)	1.8

PORTFOLIO COMPOSITION BY COUNTRY***
Switzerland	19.0%
United Kingdom	15.9
France	13.6
Germany	11.9
Netherlands	7.4
Italy	4.5
Sweden	3.6
Belgium	2.2
Australia	2.1
Austria	2.0
Finland	1.8
Russia	1.8
Ireland	1.7
Spain	1.3
Others (each less than 1.0%)	1.3
Short-Term Investments	9.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2020. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 1995
With Sales Charge**		(21.02)%	(19.45)%	(3.87)%	2.83%
Without Sales Charge		(16.65)	(14.97)	(2.83)	3.39
CLASS C SHARES	November 1, 1998
With CDSC***		(17.82)	(16.36)	(3.31)	2.87
Without CDSC		(16.82)	(15.36)	(3.31)	2.87
CLASS I SHARES	September 10, 2001	(16.56)	(14.73)	(2.56)	3.67
CLASS L SHARES	September 10, 2001	(16.47)	(14.63)	(2.41)	3.86
CLASS R6 SHARES	October 1, 2018	(16.44)	(14.56)	(2.39)	3.87

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/10 TO 4/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class L Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Europe Dynamic Fund and the MSCI Europe Index (net of foreign withholding taxes) from April 30, 2010 to April 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI Europe Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The MSCI Europe Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	11

JPMorgan International Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(16.19)%
MSCI EAFE Index (net of foreign withholding taxes)	(14.21)%

Net Assets as of 4/30/2020 (In Thousands)	$1,494,850

INVESTMENT OBJECTIVE**

The JPMorgan International Advantage Fund (the “Fund”) seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2020.

By sector, the Fund’s security selection in the industrials sector and its underweight allocation and security selection in the consumer staples sector were leading detractors from performance relative to the Benchmark, while the Fund’s overweight allocation in the information technology sector and its security selection in the communication services sector were leading contributors to relative performance.

By country, the Fund’s security selection in Germany and Japan was a leading detractor from relative performance, while the Fund’s security selection in the U.K. and its underweight allocation to France were leading contributors to relative performance.

The Fund targeted investments in companies that exhibited specific growth, value and quality characteristics during the period. Due to the relatively large number of securities held in the Fund during the reporting period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers believe that attractively valued, high quality securities with positive momentum have the potential to outperform the market. During the reporting period, the Fund’s portfolio managers invested in securities that they believed were attractive based on their proprietary multifactor model.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle SA (Registered) (Switzerland)	2.8%
2.	Roche Holding AG (Switzerland)	2.7
3.	Novartis AG (Registered) (Switzerland)	2.2
4.	Sanofi (France)	1.9
5.	BHP Group Ltd. (Australia)	1.6
6.	Novo Nordisk A/S, Class B (Denmark)	1.5
7.	Toyota Motor Corp. (Japan)	1.5
8.	Allianz SE (Registered) (Germany)	1.5
9.	Rio Tinto plc (Australia)	1.3
10.	Schneider Electric SE (France)	1.3

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	24.5%
Switzerland	11.3
United Kingdom	10.5
Australia	8.9
France	6.7
Netherlands	6.2
Germany	6.0
Sweden	2.6
Denmark	2.4
Hong Kong	2.4
Singapore	2.4
Spain	1.8
Belgium	1.2
Italy	1.1
Norway	1.0
Others (each less than 1.0%)	4.2
Short-Term Investments	6.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2020. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
With Sales Charge**		(20.58)%	(19.93)%	(3.55)%	1.79%
Without Sales Charge		(16.19)	(15.51)	(2.50)	2.34
CLASS C SHARES	February 28, 2006
With CDSC***		(17.34)	(16.92)	(2.98)	1.83
Without CDSC		(16.34)	(15.92)	(2.98)	1.83
CLASS I SHARES	February 28, 2006	(16.01)	(15.27)	(2.19)	2.62
CLASS R2 SHARES	November 3, 2008	(16.29)	(15.77)	(2.76)	2.07
CLASS R6 SHARES	May 29, 2015	(15.95)	(15.12)	(2.02)	2.85

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/10 TO 4/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of the now liquidated Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan International Advantage Fund and the MSCI EAFE Index (net of foreign withholding taxes) from April 30, 2010 to April 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	13

JPMorgan International Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(12.50)%
MSCI EAFE Index (net of foreign withholding taxes)	(14.21)%

Net Assets as of 4/30/2020 (In Thousands)	$2,667,454

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Fund (the “Fund”) seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2020.

By sector, the Fund’s security selection in the financials sector and its security selection and overweight allocation to the information technology sector were leading contributors to performance relative to the Benchmark, while the Fund’s underweight position in the health care sector and its security selection in the consumer staples sector were leading detractors from relative performance.

By region, the Fund’s security selection in Europe, excluding the U.K., and in the Pacific, excluding Japan, was a leading contributor to performance relative to the Benchmark, while the Fund’s underweight allocation to Japan was the sole regional detractor from relative performance.

Leading individual contributors to the Fund’s relative performance included the Fund’s overweight positions in Roche Holding SA, Tencent Holdings Ltd. and Novo Nordisk A/S. Shares of Roche Holding, a Swiss pharmaceutical company, rose amid investor expectations that it would benefit from a potential vaccine, treatment or test for the COVID-19 virus. Shares of Tencent Holdings, a Hong Kong online gaming, advertising and services company, rose amid growth in earnings and revenue and investor expectations for increased traffic to its services during at-home quarantines as a result of the COVID-19 pandemic. Shares of Novo Nordisk, a Danish pharmaceuticals company, rose after the company reported better-than-expected results for the fourth quarter of 2019.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Itau Unibanco Holding SA, ING Groep NV and Royal Dutch Shell PLC. Shares of Itau Unibanco Holding, a Brazilian banking and financial services company, fell amid investor expectations for a sharp contraction in Brazil’s economy in response to the COVID-19 pandemic. Shares of ING Groep, a Dutch banking, financial services and insurance provider, fell after the company reported lower-than-expected earnings for the fourth quarter of 2019. Shares of Royal Dutch Shell, a British/Dutch oil and natural gas producer and retailer, fell as global energy demand contracted and global oil prices fell sharply in 2020.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of companies with solid financial positions that possessed the potential to increase their earnings faster than their industry peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle SA (Registered) (Switzerland)	4.0%
2.	Roche Holding AG (Switzerland)	3.5
3.	Novartis AG (Registered) (Switzerland)	2.6
4.	AIA Group Ltd. (Hong Kong)	2.3
5.	GlaxoSmithKline plc (United Kingdom)	2.3
6.	Novo Nordisk A/S, Class B (Denmark)	2.2
7.	ASML Holding NV (Netherlands)	2.1
8.	Diageo plc (United Kingdom)	2.0
9.	SAP SE (Germany)	2.0
10.	Sony Corp. (Japan)	1.9

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	14.8%
United Kingdom	14.2
Switzerland	13.3
France	12.8
Germany	7.8
Netherlands	4.1
Denmark	4.0
Hong Kong	4.0
China	3.6
Australia	3.4
Sweden	2.3
Taiwan	1.6
South Korea	1.4
Finland	1.2
India	1.2
United States	1.2
Spain	1.0
Singapore	1.0
Others (each less than 1.0%)	2.0
Short-Term Investments	5.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2020. The Fund’s portfolio composition is subject to change.

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge**		(17.21)%	(14.00)%	(1.02)%	2.89%
Without Sales Charge		(12.60)	(9.25)	0.05	3.45
CLASS C SHARES	January 31, 2003
With CDSC***		(13.88)	(10.79)	(0.46)	2.92
Without CDSC		(12.88)	(9.79)	(0.46)	2.92
CLASS I SHARES	January 1, 1997	(12.50)	(9.03)	0.30	3.70
CLASS R2 SHARES	November 3, 2008	(12.77)	(9.55)	(0.23)	3.17
CLASS R5 SHARES	May 15, 2006	(12.45)	(8.94)	0.44	3.88
CLASS R6 SHARES	November 30, 2010	(12.43)	(8.86)	0.52	3.95

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/10 TO 4/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Equity Fund and the MSCI EAFE Index (net of foreign withholding taxes) from April 30, 2010 to April 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The

MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	15

JPMorgan International Focus Fund

(formerly known as JPMorgan International Unconstrained Equity Fund)

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(9.60)%
MSCI All Country World Index, Ex-U.S. (net of foreign withholding taxes)	(13.22)%

Net Assets as of 4/30/2020 (In Thousands)	$2,535,256

INVESTMENT OBJECTIVE**

The JPMorgan International Focus Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the MSCI All Country World Index, Ex-U.S. (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2020.

By sector, the Fund’s security selection in the consumer discretionary and financials sectors was a leading contributor to performance relative to the Benchmark. The Fund’s security selection in the health care and materials sectors was a leading detractor from relative performance.

By region, the Fund’s security selection in continental Europe and the U.K. was a leading contributor to relative performance, while the Fund’s underweight position in Japan was the sole regional detractor from relative performance.

Leading individual contributors to the Fund’s relative performance included its overweight positions in Delivery Hero AG, Tencent Holdings Ltd. and Novo Nordisk A/S. Shares of Delivery Hero, a German online food delivery service, rose amid investor expectations for increased demand during at-home quarantines as a result of the COVID-19 pandemic. Shares of Tencent Holdings, a Hong Kong online gaming, advertising and services company, rose amid growth in earnings and revenue and investor expectations for increased traffic to its services during at-home quarantines as a result of the COVID-19 pandemic. Shares of Novo Nordisk, a Danish pharmaceuticals company, rose after the company reported better-than-expected results for the fourth quarter of 2019.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Airbus SE, Continental AG and HDFC Bank Ltd. Shares of Airbus, a French airplanes and aerospace company, fell after the company slashed production due to decreased demand amid the COVID-19 pandemic. Shares of Continental, a German rubber tire manufacturer, fell amid a sharp decline in automobile sales in 2020. Shares of HDFC Bank, an Indian banking and financial services provider, fell amid investor expectations that at-home quarantine orders issued by the Indian government in response to the COVID-19 pandemic would lead to a sharp contraction in India’s economy.

HOW WAS THE FUND POSITIONED?

By harnessing their team’s global sector specialists, the Fund’s portfolio managers sought to build a high-conviction, benchmark-agnostic portfolio of growth, value and unique companies, whose future prospects, the managers believed, were under-appreciated by the market and thus possessed the potential to deliver higher-than-expected earnings that could have a positive effect on the share price.

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle SA (Registered) (Switzerland)	4.7%
2.	Tencent Holdings Ltd. (China)	3.6
3.	AIA Group Ltd. (Hong Kong)	3.3
4.	HDFC Bank Ltd., ADR (India)	3.1
5.	Alibaba Group Holding Ltd., ADR (China)	3.0
6.	Ping An Insurance Group Co. of China Ltd., Class H (China)	2.9
7.	Roche Holding AG (Switzerland)	2.7
8.	GlaxoSmithKline plc (United Kingdom)	2.7
9.	Novo Nordisk A/S, Class B (Denmark)	2.6
10.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	2.6

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	18.9%
Switzerland	10.5
Germany	9.5
China	9.4
Canada	6.4
France	6.3
Japan	5.3
Hong Kong	3.3
India	3.1
Sweden	2.9
Denmark	2.6
Taiwan	2.6
Netherlands	2.5
South Korea	2.3
Australia	1.9
Belgium	1.5
United States	1.5
Indonesia	1.4
Finland	1.3
Short-Term Investments	6.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2020. The Fund’s portfolio composition is subject to change.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	17

JPMorgan International Focus Fund

(formerly known as JPMorgan International Unconstrained Equity Fund)

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2011
With Sales Charge**		(14.49)%	(12.08)%	0.30%	5.16%
Without Sales Charge		(9.75)	(7.21)	1.39	5.84
CLASS C SHARES	November 30, 2011
With CDSC***		(10.92)	(8.67)	0.89	5.31
Without CDSC		(9.92)	(7.67)	0.89	5.31
CLASS I SHARES	November 30, 2011	(9.60)	(6.96)	1.69	6.14
CLASS R2 SHARES	November 30, 2011	(9.86)	(7.48)	1.11	5.55
CLASS R5 SHARES	November 30, 2011	(9.54)	(6.84)	1.80	6.29
CLASS R6 SHARES	November 30, 2011	(9.53)	(6.79)	1.87	6.35

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 TO 4/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Focus Fund and the MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes) from November 30, 2011 to April 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

JPMorgan International Hedged Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(8.56)%
MSCI EAFE Index (net of foreign withholding taxes)	(14.21)%
ICE BofAML 3-Month U.S. Treasury Bill Index	0.85%

Net Assets as of 4/30/2020 (In Thousands)	$95,467

INVESTMENT OBJECTIVE**

The JPMorgan International Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) and underperformed the ICE BofAML 3-Month U.S. Treasury Bill Index for the six months ended April 30, 2020.

By sector, the Fund’s security selection in the utilities and basic industries sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the retail and consumer staples sectors was a leading detractor from relative performance.

By country, the Fund’s overweight position and security selection in Australia and its security selection in Italy were leading contributors to performance relative to the Benchmark, while the Fund’s security selection and underweight position in Japan and its security selection in France were leading detractors from relative performance.

Leading individual contributors to the Fund’s relative performance included the Fund’s overweight positions in Roche Holding SA, Novo Nordisk A/S and Nintendo Ltd. Shares of Roche Holding, a Swiss pharmaceutical company, rose amid investor expectations that it would benefit from a potential vaccine, treatment or test for the COVID-19. Shares of Novo Nordisk, a Danish pharmaceuticals company, rose after the company reported better-than-expected results for the fourth quarter of 2019. Shares of Nintendo, a Japanese developer of home entertainment products, rose amid increased demand for its products by households under quarantine as a result of the COVID-19 pandemic.

Leading individual detractors from relative performance included the Fund’s overweight positions in Airbus SE, Anheuser-Busch InBev SA and Standard Chartered PLC. Shares of Airbus, a French airplanes and aerospace company, fell after the company slashed production due to decreased demand amid the COVID-19 pandemic. Shares of Anheuser-Busch, a Belgian beer and beverages company, fell after it reported a sharp decline in fourth quarter 2019 profit as sales in China declined sharply amid COVID-19 quarantines and U.S. sales were hurt by increased demand for alcoholic seltzer products. Shares of Standard Chartered, a U.K. banking and financial services company, fell after the company cancelled dividend payments to shareholders under pressure from regulators to free up capital for lending during the COVID-19 pandemic.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of companies with solid financial positions that possessed the potential to increase their earnings faster than their industry peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle SA (Registered) (Switzerland)	3.9%
2.	Roche Holding AG (Switzerland)	3.0
3.	Novartis AG (Registered) (Switzerland)	2.4
4.	Toyota Motor Corp. (Japan)	2.2
5.	ASML Holding NV (Netherlands)	2.1
6.	SAP SE (Germany)	2.0
7.	Sanofi (France)	2.0
8.	Novo Nordisk A/S, Class B (Denmark)	2.0
9.	Air Liquide SA (France)	1.6
10.	Diageo plc (United Kingdom)	1.5

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	23.7%
United Kingdom	15.9
France	12.6
Switzerland	11.7
Germany	9.7
Netherlands	4.7
Australia	4.7
Denmark	3.3
Spain	3.2
Hong Kong	2.1
Italy	2.1
Sweden	1.3
Ireland	1.0
Others (each less than 1.0%)	3.1
Short-Term Investments	0.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2020. The Fund’s portfolio composition is subject to change.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	19

JPMorgan International Hedged Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	March 15, 2019
With Sales Charge**		(13.44)%	(11.40)%	(9.03)%
Without Sales Charge		(8.67)	(6.51)	(4.57)
CLASS C SHARES	March 15, 2019
With CDSC***		(9.86)	(7.94)	(5.02)
Without CDSC		(8.86)	(6.94)	(5.02)
CLASS I SHARES	March 15, 2019	(8.56)	(6.28)	(4.32)
CLASS R5 SHARES	March 15, 2019	(8.46)	(6.11)	(4.16)
CLASS R6 SHARES	March 15, 2019	(8.44)	(6.04)	(4.09)

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/15/19 TO 4/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 15, 2019.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Hedged Equity Fund, the MSCI EAFE Index (net of foreign withholding taxes) and the ICE BofAML 3-Month U.S. Treasury Bill Index from March 15, 2019 to April 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the ICE BofAML 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The ICE BofAML 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

JPMorgan International Research Enhanced Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(15.11)%
MSCI EAFE Index (net of foreign withholding taxes)	(14.21)%

Net Assets as of 4/30/2020 (In Thousands)	$4,303,710

INVESTMENT OBJECTIVE**

The JPMorgan International Research Enhanced Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2020.

By sector, the Fund’s security selection in the retail and consumer staples sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the utilities and basic industries sectors was a leading contributor to relative performance.

By region, the Fund’s security selection in Japan and Europe was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the Pacific, excluding Japan, was the sole regional contributor to relative performance.

Due to the Fund holding a relatively large number of securities during the reporting period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund sought to outperform the Benchmark over time, while seeking to achieve sector, geographic and risk characteristics similar to that of the Benchmark. Using the fundamental equity insights generated by analysts, the Fund’s portfolio managers took a marginally overweight position in securities included within the universe of the Benchmark that they considered undervalued, while marginally underweighting or not holding securities in the Benchmark that they considered overvalued.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle SA (Registered) (Switzerland)	3.6%
2.	Roche Holding AG (Switzerland)	2.8
3.	Novartis AG (Registered) (Switzerland)	2.2
4.	Toyota Motor Corp. (Japan)	1.9
5.	ASML Holding NV (Netherlands)	1.9
6.	SAP SE (Germany)	1.8
7.	Sanofi (France)	1.8
8.	Novo Nordisk A/S, Class B (Denmark)	1.8
9.	Air Liquide SA (France)	1.5
10.	Diageo plc (United Kingdom)	1.4

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	21.4%
United Kingdom	14.5
France	11.5
Switzerland	10.6
Germany	8.8
Australia	4.3
Netherlands	4.3
Denmark	3.0
Spain	2.9
Italy	1.9
Hong Kong	1.9
Sweden	1.2
Others (each less than 1.0%)	3.9
Short-Term Investments	9.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2020. The Fund’s portfolio composition is subject to change.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	21

JPMorgan International Research Enhanced Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 23, 1993
With Sales Charge**		(19.65)%	(17.56)%	(1.84)%	2.11%
Without Sales Charge		(15.21)	(12.98)	(0.77)	2.66
CLASS I SHARES	October 28, 1992	(15.11)	(12.76)	(0.52)	2.92
CLASS R6 SHARES	November 1, 2017	(15.10)	(12.69)	(0.47)	2.95

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (4/30/10 TO 4/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Research Enhanced Equity Fund and the MSCI EAFE Index (net of foreign withholding taxes) from April 30, 2010 to April 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

JPMorgan International Value Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	(23.10)%
MSCI EAFE Value Index (net of foreign withholding taxes)	(21.28)%

Net Assets as of 4/30/2020 (In Thousands)	$274,690

INVESTMENT OBJECTIVE**

The JPMorgan International Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2020.

By sector, the Fund’s underweight allocations to the utilities sector and the pharmaceuticals, biotechnology and life sciences sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the materials and real estate sectors was a leading contributor to relative performance.

By region, the Fund’s security selection in continental Europe and the U.K. was a leading detractor from relative performance, while the Fund’s security selection in the Pacific, excluding Japan, was the sole regional contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight positions in Sanofi SA, Softbank Group Corp. and Takeda Pharmaceutical Co. Shares of Sanofi, a French pharmaceuticals company not held in the Fund, rose after the company reported growth in earnings and sales for the first quarter of 2020. Shares of Softbank, a Japanese investment company not held by the Fund, rose after the company announced it would sell an estimated $41 billion in assets and repurchase $18 billion of its shares. Shares of Takeda Pharmaceutical, a Japanese drug maker not held in the Fund, rose amid investor expectations that the company could benefit from the development of tests, treatments or a vaccine for COVID-19.

Leading individual contributors to relative performance included the Fund’s underweight positions in BP PLC, Banco Santander SA and HSBC Holdings PLC. Shares of BP, a U.K. oil and natural gas producer and retailer, fell amid declining global demand for petroleum and a sharp drop in global oil prices in 2020. Shares of Banco Santander, a Spanish banking and financial services company not held in the Fund, fell after the company reported a sharp drop in earnings as it set aside funds for anticipated loan losses amid the COVID-19 pandemic. Shares of HSBC Holdings, a U.K. banking and financial services company, fell after the company reported a sharp drop in earnings in the face of the COVID-19 pandemic.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed behavioral-based and quantitative screens in addition to conducting fundamental analysis to seek out companies that they believed had attractive valuations. As a result of this process, the Fund’s largest overweight sector positions relative to the Benchmark were in the media & entertainment and materials sectors, while the largest underweight sector positions were in the utilities and capital goods sectors.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	23

JPMorgan International Value Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Toyota Motor Corp. (Japan)	2.6%
2.	Royal Dutch Shell plc, Class A (Netherlands)	2.5
3.	BHP Group Ltd. (Australia)	1.9
4.	British American Tobacco plc (United Kingdom)	1.9
5.	Novartis AG (Registered) (Switzerland)	1.8
6.	TOTAL SA (France)	1.7
7.	BP plc (United Kingdom)	1.6
8.	Rio Tinto plc (Australia)	1.4
9.	Bayer AG (Registered) (Germany)	1.3
10.	Allianz SE (Registered) (Germany)	1.1

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	25.5%
United Kingdom	13.8
Germany	8.2
France	7.9
Australia	7.6
Switzerland	7.4
Netherlands	5.1
Sweden	3.1
Spain	2.7
Norway	2.5
Hong Kong	2.1
Italy	1.9
Finland	1.7
Belgium	1.3
Singapore	1.2
Denmark	1.1
Others (each less than 1.0%)	3.9
Short-Term Investments	3.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2020. The Fund’s portfolio composition is subject to change.

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge**		(27.30)%	(27.86)%	(6.47)%	(0.63)%
Without Sales Charge		(23.25)	(23.88)	(5.46)	(0.09)
CLASS C SHARES	July 11, 2006
With CDSC***		(24.44)	(25.28)	(5.93)	(0.60)
Without CDSC		(23.44)	(24.28)	(5.93)	(0.60)
CLASS I SHARES	September 10, 2001	(23.13)	(23.68)	(5.18)	0.18
CLASS L SHARES	November 4, 1993	(23.10)	(23.59)	(5.08)	0.31
CLASS R2 SHARES	November 3, 2008	(23.35)	(24.05)	(5.70)	(0.35)
CLASS R5 SHARES	September 9, 2016	(23.04)	(23.53)	(5.07)	0.31
CLASS R6 SHARES	November 30, 2010	(23.08)	(23.51)	(4.96)	0.42

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/10 TO 4/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective May 2018, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed under the current strategies.

Returns for Class R5 Shares and Class R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan International Value Fund and the MSCI EAFE Value Index (net of foreign withholding taxes) from April 30, 2010 to April 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI EAFE Value Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	25

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.2%

Argentina — 2.2%

MercadoLibre, Inc. *	298	174,076

Brazil — 4.9%

B3 SA — Brasil Bolsa Balcao	11,978	84,254

Itau Unibanco Holding SA, ADR	18,778	79,056

Lojas Renner SA	11,073	78,379

Pagseguro Digital Ltd., Class A *	963	24,393

Raia Drogasil SA	2,013	38,999

XP, Inc., Class A * (a)	2,949	74,187

		379,268

China — 35.4%

Alibaba Group Holding Ltd., ADR *	2,267	459,399

Budweiser Brewing Co. APAC Ltd. * (a) (b)	47,491	129,053

China Gas Holdings Ltd.	29,783	108,371

Foshan Haitian Flavouring & Food Co. Ltd., Class A	6,237	107,290

Huazhu Group Ltd., ADR(a)	933	33,583

Inner Mongolia Yili Industrial Group Co. Ltd., Class A *	6,631	27,088

Kweichow Moutai Co. Ltd., Class A	406	72,003

Meituan Dianping, Class B * (b)	12,712	170,201

Midea Group Co. Ltd., Class A	11,045	82,463

NetEase, Inc., ADR	544	187,589

New Oriental Education & Technology Group, Inc., ADR *	1,069	136,413

Ping An Bank Co. Ltd., Class A	64,681	125,739

Ping An Insurance Group Co. of China Ltd., Class H	19,123	194,596

Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	1,384	49,394

Shenzhou International Group Holdings Ltd.	8,409	97,055

Sunny Optical Technology Group Co. Ltd.	5,876	81,829

Tencent Holdings Ltd.	7,307	384,120

Wuxi Biologics Cayman, Inc. * (a) (b)	12,029	187,248

Yum China Holdings, Inc.	2,589	125,445

		2,758,879

Egypt — 0.6%

Commercial International Bank Egypt SAE (Registered), GDR (b)	11,635	44,613

Hong Kong — 6.5%

AIA Group Ltd.	25,884	237,559

AIA Group Ltd.	795	7,385

Hong Kong Exchanges & Clearing Ltd.	3,338	107,017

Techtronic Industries Co. Ltd.	20,673	156,749

		508,710

Hungary — 1.5%

OTP Bank Nyrt.	3,991	118,202

INVESTMENTS	SHARES (000)	VALUE ($000)

India — 16.5%

Asian Paints Ltd.	1,773	41,370

Britannia Industries Ltd.	1,686	70,544

HDFC Bank Ltd.	11,598	152,297

HDFC Bank Ltd., ADR	2,412	104,541

HDFC Life Insurance Co. Ltd. * (b)	13,421	88,880

Hindustan Unilever Ltd.	3,253	94,190

Housing Development Finance Corp. Ltd.	9,651	244,117

IndusInd Bank Ltd.	5,379	32,816

ITC Ltd.	39,908	96,146

Kotak Mahindra Bank Ltd.	5,689	102,162

Maruti Suzuki India Ltd.	986	69,993

Tata Consultancy Services Ltd.	7,107	188,139

		1,285,195

Indonesia — 2.1%

Bank Central Asia Tbk. PT	53,178	92,114

Bank Rakyat Indonesia Persero Tbk. PT	401,578	73,042

		165,156

Macau — 1.4%

Sands China Ltd.	26,224	106,169

Mexico — 2.4%

Grupo Financiero Banorte SAB de CV, Class O (a)	24,159	66,140

Infraestructura Energetica Nova SAB de CV	8,509	28,239

Wal-Mart de Mexico SAB de CV	38,929	93,959

		188,338

Panama — 0.5%

Copa Holdings SA, Class A	910	40,244

Peru — 0.8%

Credicorp Ltd.	412	61,377

Portugal — 1.7%

Jeronimo Martins SGPS SA	7,531	127,669

Russia — 0.8%

Sberbank of Russia PJSC	23,235	61,229

Sberbank of Russia PJSC	292	770

		61,999

South Africa — 1.8%

Bid Corp. Ltd.	4,381	57,100

Capitec Bank Holdings Ltd. (a)	1,310	63,883

Mr Price Group Ltd.	2,200	15,675

		136,658

South Korea — 5.6%

NCSoft Corp.	204	107,950

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

South Korea — continued

Samsung Electronics Co. Ltd.	7,901	324,865

		432,815

Spain — 0.1%

Prosegur Cia de Seguridad SA	4,049	8,929

Taiwan — 9.1%

Largan Precision Co. Ltd.	595	81,106

President Chain Store Corp.	4,522	46,761

Sea Ltd., ADR* (a)	2,798	155,486

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	7,941	421,912

		705,265

Turkey — 1.2%

BIM Birlesik Magazalar A/S	10,764	85,471

Ford Otomotiv Sanayi A/S	1,087	9,846

		95,317

United States — 3.1%

EPAM Systems, Inc. *	1,105	244,037

Total Common Stocks (Cost $6,727,034)		7,642,916

Short-Term Investments — 3.2%

Investment Companies — 1.6%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.63% (c) (d) (Cost $124,454)	124,472	124,572

Investment of Cash Collateral from Securities Loaned — 1.6%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.77% (c) (d)	81,033	81,049

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.23% (c) (d)	48,254	48,254

Total Investment of Cash Collateral from Securities Loaned (Cost $129,267)		129,303

Total Short-Term Investments (Cost $253,721)		253,875

Total Investments — 101.4% (Cost $6,980,755)		7,896,791
Liabilities in Excess of Other Assets — (1.4)%		(111,030)

NET ASSETS — 100.0%		7,785,761

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Banks	14.9%

Internet & Direct Marketing Retail	10.2

Insurance	6.7

IT Services	5.8

Entertainment	5.7

Food & Staples Retailing	5.7

Semiconductors & Semiconductor Equipment	5.3

Interactive Media & Services	4.9

Technology Hardware, Storage & Peripherals	4.1

Capital Markets	3.4

Hotels, Restaurants & Leisure	3.4

Thrifts & Mortgage Finance	3.1

Food Products	2.6

Beverages	2.6

Life Sciences Tools & Services	2.4

Electronic Equipment, Instruments & Components	2.1

Machinery	2.0

Gas Utilities	1.7

Diversified Consumer Services	1.7

Textiles, Apparel & Luxury Goods	1.2

Tobacco	1.2

Household Products	1.2

Household Durables	1.0

Automobiles	1.0

Multiline Retail	1.0

Others (each less than 1.0%)	1.9

Short-Term Investments	3.2

Abbreviations

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PJSC	Public Joint Stock Company
PT	Limited liability company
SGPS	Holding company

(a)	The security or a portion of this security is on loan at April 30, 2020. The total value of securities on loan at April 30, 2020 is approximately $126,114,000.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	27

JPMorgan Emerging Markets Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.7%

Argentina — 0.1%

MercadoLibre, Inc. *	5	2,855

Brazil — 4.5%

Ambev SA *	2,785	5,823

B3 SA — Brasil Bolsa Balcao	980	6,894

Banco Bradesco SA (Preference)	3,493	12,339

Banco do Brasil SA *	859	4,474

Cogna Educacao	1,407	1,428

CVC Brasil Operadora e Agencia de Viagens SA *	274	705

Equatorial Energia SA	455	1,542

Gerdau SA (Preference)	2,732	5,902

Itau Unibanco Holding SA (Preference)	3,309	13,954

Itausa — Investimentos Itau SA (Preference)	2,792	4,626

Localiza Rent a Car SA *	644	4,070

Lojas Renner SA	877	6,206

Petroleo Brasileiro SA (Preference)	3,723	12,364

Raia Drogasil SA	255	4,940

Telefonica Brasil SA (Preference)	311	2,630

TIM Participacoes SA, ADR *	446	5,179

Vale SA, ADR *	1,684	13,890

		106,966

Chile — 0.2%

Banco Santander Chile, ADR (a)	174	2,929

Cencosud SA	1,383	1,673

Cia Cervecerias Unidas SA, ADR	113	1,608

		6,210

China — 38.5%

51job, Inc., ADR * (a)	69	4,164

Aier Eye Hospital Group Co. Ltd., Class A	389	2,404

Alibaba Group Holding Ltd., ADR *	822	166,566

ANTA Sports Products Ltd.	283	2,410

Baidu, Inc., ADR *	115	11,559

Bank of China Ltd., Class H	49,027	18,665

Baoshan Iron & Steel Co. Ltd., Class A	9,459	6,460

BeiGene Ltd., ADR * (a)	13	1,965

Beijing Enterprises Holdings Ltd.	558	1,977

Beijing Shiji Information Technology Co. Ltd., Class A	563	2,407

BOE Technology Group Co. Ltd., Class A	8,025	4,195

CGN Power Co. Ltd., Class H * (b)	20,326	5,113

China Conch Venture Holdings Ltd.	1,452	6,943

China Construction Bank Corp., Class H	51,452	41,299

China Gas Holdings Ltd.	2,652	9,649

China Lesso Group Holdings Ltd.	2,928	4,196

China Life Insurance Co. Ltd., Class H	5,920	12,626

INVESTMENTS	SHARES (000)	VALUE ($000)

China — continued

China Merchants Bank Co. Ltd., Class H	4,005	18,953

China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	2,686	6,415

China Mobile Ltd.	2,339	18,803

China Molybdenum Co. Ltd., Class H	11,691	3,527

China Oilfield Services Ltd., Class H	5,470	4,261

China Overseas Land & Investment Ltd.	3,572	13,195

China Pacific Insurance Group Co. Ltd., Class H	2,055	6,798

China Petroleum & Chemical Corp., Class H	10,358	5,162

China Resources Land Ltd.	2,478	10,240

China Shenhua Energy Co. Ltd., Class H	4,356	7,716

China State Construction International Holdings Ltd.	5,300	4,109

China Unicom Hong Kong Ltd.	9,158	5,923

China Vanke Co. Ltd., Class H	2,742	9,213

CNOOC Ltd.	12,794	14,145

Country Garden Holdings Co. Ltd.	4,357	5,644

Country Garden Services Holdings Co. Ltd.	1,320	6,099

CSPC Pharmaceutical Group Ltd.	3,910	7,741

ENN Energy Holdings Ltd.	649	7,311

Far East Horizon Ltd.	2,895	2,344

Fosun International Ltd.	2,569	3,225

GDS Holdings Ltd., ADR * (a)	70	4,003

Geely Automobile Holdings Ltd.	4,295	6,681

Haier Electronics Group Co. Ltd.	37	102

Hangzhou Robam Appliances Co. Ltd., Class A	1,226	5,451

Industrial & Commercial Bank of China Ltd., Class H	30,390	20,377

Inner Mongolia Yili Industrial Group Co. Ltd., Class A *	692	2,829

Innovent Biologics, Inc. * (b)	1,122	5,526

JD.com, Inc., ADR *	316	13,617

Jiangsu Hengrui Medicine Co. Ltd., Class A *	518	6,709

Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	391	5,398

Jointown Pharmaceutical Group Co. Ltd., Class A	1,186	2,979

Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., Class A	515	3,398

Kingdee International Software Group Co. Ltd.	4,746	6,788

Kunlun Energy Co. Ltd.	5,808	3,784

Kweichow Moutai Co. Ltd., Class A	31	5,427

Laobaixing Pharmacy Chain JSC, Class A	443	4,713

Longfor Group Holdings Ltd. (b)	1,993	10,130

Midea Group Co. Ltd., Class A	435	3,246

NARI Technology Co. Ltd., Class A	1,575	4,428

NetEase, Inc., ADR	51	17,720

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

China — continued

New Oriental Education & Technology Group, Inc., ADR *	81	10,361

Nexteer Automotive Group Ltd.	1,507	774

PetroChina Co. Ltd., Class H	11,278	4,051

PICC Property & Casualty Co. Ltd., Class H	7,370	7,053

Ping An Bank Co. Ltd., Class A	3,658	7,112

Ping An Insurance Group Co. of China Ltd., Class H	3,462	35,230

Poly Developments and Holdings Group Co. Ltd., Class A	2,317	5,240

Postal Savings Bank of China Co. Ltd., Class H (b)	13,198	7,886

Prosus NV *	63	4,800

SAIC Motor Corp. Ltd., Class A	2,011	5,306

Shenzhou International Group Holdings Ltd.	715	8,248

Sinopharm Group Co. Ltd., Class H	1,293	3,487

Sunny Optical Technology Group Co. Ltd.	659	9,175

Suofeiya Home Collection Co. Ltd., Class A	2,772	7,274

Tencent Holdings Ltd.	2,728	143,420

Trip.com Group Ltd., ADR *	255	6,578

Vipshop Holdings Ltd., ADR *	193	3,073

Weifu High-Technology Group Co. Ltd., Class A	1,963	5,568

WuXi AppTec Co. Ltd., Class H (b)	177	2,500

Wuxi Biologics Cayman, Inc. * (b)	698	10,865

Xinyangfeng Agricultural Technology Co. Ltd., Class A	3,054	3,602

Yonyou Network Technology Co. Ltd., Class A	690	4,462

Yum China Holdings, Inc.	280	13,578

Zhejiang Chint Electrics Co. Ltd., Class A	1,204	4,200

Zhejiang Supor Co. Ltd., Class A	512	4,733

Zhejiang Weixing New Building Materials Co. Ltd., Class A	1,410	2,411

		917,715

Colombia — 0.1%

Bancolombia SA	336	2,153

Ecopetrol SA, ADR (a)	146	1,523

		3,676

Czech Republic — 0.2%

Komercni banka A/S *	155	3,278

Moneta Money Bank A/S (b)	1,179	2,450

		5,728

Greece — 0.2%

OPAP SA	444	3,977

Hong Kong — 0.3%

Hutchison China MediTech Ltd., ADR * (a)	123	2,652

INVESTMENTS	SHARES (000)	VALUE ($000)

Hong Kong — continued

Sino Biopharmaceutical Ltd.	1,539	2,243

Techtronic Industries Co. Ltd.	475	3,598

		8,493

Hungary — 0.6%

OTP Bank Nyrt.	256	7,570

Richter Gedeon Nyrt.	282	6,031

		13,601

India — 8.5%

Axis Bank Ltd.	1,567	9,157

Bajaj Auto Ltd.	79	2,757

Bosch Ltd.	14	1,926

Container Corp. of India Ltd.	543	2,684

HCL Technologies Ltd.	867	6,220

HDFC Bank Ltd., ADR	84	3,654

Hindalco Industries Ltd.	1,518	2,576

Hindustan Unilever Ltd.	479	13,860

Housing Development Finance Corp. Ltd.	987	24,958

ICICI Bank Ltd., ADR	436	4,256

IndusInd Bank Ltd.	337	2,055

Infosys Ltd., ADR	2,145	19,800

ITC Ltd.	3,235	7,794

Larsen & Toubro Ltd.	527	6,251

Maruti Suzuki India Ltd.	143	10,130

NTPC Ltd.	4,552	5,703

Oil & Natural Gas Corp. Ltd.	3,741	3,959

Petronet LNG Ltd.	1,205	3,881

Power Grid Corp. of India Ltd.	3,181	6,819

Reliance Industries Ltd.	1,400	27,218

Shriram Transport Finance Co. Ltd.	354	3,627

Tata Consultancy Services Ltd.	618	16,372

UltraTech Cement Ltd.	167	7,776

United Spirits Ltd. *	675	4,808

UPL Ltd.	1,026	5,677

		203,918

Indonesia — 1.6%

Astra International Tbk. PT	14,174	3,625

Bank Central Asia Tbk. PT	7,672	13,289

Bank Rakyat Indonesia Persero Tbk. PT	43,424	7,898

Telekomunikasi Indonesia Persero Tbk. PT	49,570	11,399

United Tractors Tbk. PT	1,087	1,186

		37,397

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	29

JPMorgan Emerging Markets Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — continued

Malaysia — 1.0%

CIMB Group Holdings Bhd.	3,654	2,921

IHH Healthcare Bhd.	2,936	3,573

Petronas Chemicals Group Bhd.	3,822	4,947

Public Bank Bhd.	1,919	7,294

Tenaga Nasional Bhd.	2,110	5,974

		24,709

Mexico — 2.4%

Alfa SAB de CV, Class A	3,579	1,466

America Movil SAB de CV, Series L	21,024	12,701

Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (a)	3,086	1,708

Fomento Economico Mexicano SAB de CV, ADR	136	8,726

Grupo Aeroportuario del Pacifico SAB de CV, Class B	538	3,343

Grupo Aeroportuario del Sureste SAB de CV, Class B (a)	407	4,066

Grupo Financiero Banorte SAB de CV, Class O	2,284	6,254

Grupo Mexico SAB de CV, Series B (a)	3,998	8,502

Wal-Mart de Mexico SAB de CV	4,236	10,224

		56,990

Peru — 0.4%

Credicorp Ltd.	65	9,717

Philippines — 0.4%

Ayala Corp.	241	2,746

Ayala Land, Inc.	5,662	3,534

International Container Terminal Services, Inc.	1,434	2,508

		8,788

Poland — 0.5%

CD Projekt SA	84	7,383

Dino Polska SA * (b)	96	4,042

		11,425

Qatar — 0.4%

Qatar National Bank QPSC	1,865	8,796

Russia — 4.0%

Alrosa PJSC	6,268	5,191

Gazprom PJSC, ADR	2,179	11,033

LUKOIL PJSC, ADR	291	18,992

Magnitogorsk Iron & Steel Works PJSC	6,441	3,465

MMC Norilsk Nickel PJSC, ADR	148	4,102

Mobile TeleSystems PJSC, ADR	446	3,819

Moscow Exchange MICEX-RTS PJSC	4,402	7,115

Novatek PJSC, GDR (b)	20	2,814

Sberbank of Russia PJSC, ADR	1,701	17,872

INVESTMENTS	SHARES (000)	VALUE ($000)

Russia — continued

Severstal PJSC, GDR (b)	426	5,073

Tatneft PJSC, ADR	220	9,772

X5 Retail Group NV, GDR (b)	225	6,637

		95,885

Saudi Arabia — 2.4%

Al Rajhi Bank	971	14,761

Alinma Bank *	1,540	6,510

Almarai Co. JSC	363	4,733

Bupa Arabia for Cooperative Insurance Co.	106	3,015

Mouwasat Medical Services Co.	163	3,685

National Commercial Bank	785	7,745

Saudi Basic Industries Corp.	371	7,366

Saudi Telecom Co.	219	5,274

Savola Group (The)	301	3,244

		56,333

Singapore — 0.1%

BOC Aviation Ltd. (b)	331	2,263

South Africa — 3.4%

Absa Group Ltd.	1,052	5,194

Bid Corp. Ltd.	410	5,337

Bidvest Group Ltd. (The)	615	4,993

Capitec Bank Holdings Ltd.	112	5,474

Clicks Group Ltd.	479	5,956

FirstRand Ltd. (a)	4,101	8,950

Mr Price Group Ltd.	560	3,988

MTN Group Ltd.	1,278	3,359

Naspers Ltd., Class N	148	23,065

Pick n Pay Stores Ltd.	983	3,077

Shoprite Holdings Ltd.	313	1,810

SPAR Group Ltd. (The)	593	5,652

Vodacom Group Ltd.	616	4,094

		80,949

South Korea — 12.1%

BGF retail Co. Ltd.	17	2,166

Hana Financial Group, Inc.	346	7,906

Hanon Systems	394	2,970

Hyundai Glovis Co. Ltd.	30	2,536

Hyundai Mobis Co. Ltd.	61	8,609

Hyundai Motor Co.	123	9,543

KB Financial Group, Inc.	350	10,023

Kia Motors Corp.	319	7,789

KIWOOM Securities Co. Ltd.	39	2,403

KT&G Corp.	118	7,903

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

South Korea — continued

LG Chem Ltd.	39	12,248

LG Household & Health Care Ltd.	9	10,680

Lotte Chemical Corp.	34	5,961

Mando Corp.	136	2,663

NAVER Corp.	77	12,538

NCSoft Corp.	20	10,803

POSCO	69	10,456

Samsung Electronics Co. Ltd.	2,602	106,985

Samsung SDI Co. Ltd.	37	8,846

Shinhan Financial Group Co. Ltd.	356	9,038

SK Holdings Co. Ltd.	21	3,205

SK Hynix, Inc.	318	21,869

SK Innovation Co. Ltd.	59	4,781

S-Oil Corp.	99	5,681

		287,602

Taiwan — 11.7%

Advantech Co. Ltd.	544	5,145

ASE Technology Holding Co. Ltd.	1,600	3,564

Catcher Technology Co. Ltd.	1,034	7,832

Chailease Holding Co. Ltd.	2,067	7,852

China Life Insurance Co. Ltd.	7,735	5,282

CTBC Financial Holding Co. Ltd.	18,159	12,101

Delta Electronics, Inc.	2,283	10,648

E.Sun Financial Holding Co. Ltd.	12,076	10,972

Formosa Chemicals & Fibre Corp.	1,361	3,447

Formosa Plastics Corp.	4,186	12,287

Fubon Financial Holding Co. Ltd.	5,107	7,221

Global Unichip Corp.	349	2,804

Globalwafers Co. Ltd.	381	4,849

Hiwin Technologies Corp.	918	8,756

Hon Hai Precision Industry Co. Ltd.	3,154	8,106

Inventec Corp.	2,978	2,340

Largan Precision Co. Ltd.	91	12,405

MediaTek, Inc. *	545	7,526

Nanya Technology Corp.	1,755	3,767

Quanta Computer, Inc.	1,584	3,423

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2,229	118,437

Uni-President Enterprises Corp.	4,350	10,129

Vanguard International Semiconductor Corp.	2,069	4,800

Yuanta Financial Holding Co. Ltd.	11,254	6,415

		280,108

Thailand — 1.6%

Kasikornbank PCL	1,665	4,342

Minor International PCL	5,361	3,464

INVESTMENTS	SHARES (000)	VALUE ($000)

Thailand — continued

PTT Exploration & Production PCL	2,202	5,683

PTT Global Chemical PCL	1,294	1,490

PTT PCL	9,237	10,086

Siam Cement PCL (The) (Registered)	821	8,722

Thai Oil PCL	3,126	3,911

		37,698

Turkey — 1.1%

BIM Birlesik Magazalar A/S	655	5,204

Eregli Demir ve Celik Fabrikalari TAS	2,324	2,679

Ford Otomotiv Sanayi A/S	274	2,482

KOC Holding A/S	1,257	2,759

Tofas Turk Otomobil Fabrikasi A/S	884	2,826

Tupras Turkiye Petrol Rafinerileri A/S *	307	3,993

Turkcell Iletisim Hizmetleri A/S	2,936	5,848

		25,791

United Arab Emirates — 0.3%

DP World plc	200	3,193

Emaar Properties PJSC	4,120	3,022

		6,215

United Kingdom — 0.1%

Mondi plc	102	1,824

Total Common Stocks (Cost $2,532,594)		2,305,629

Short-Term Investments — 1.3%

Investment Companies — 1.0%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.63% (c) (d) (Cost $24,060)	24,064	24,084

Investment of Cash Collateral From Securities Loaned — 0.3%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.77% (c) (d)	2,991	2,991

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.23% (c) (d)	3,246	3,246

Total Investment of Cash Collateral From Securities Loaned (Cost $6,236)		6,237

Total Short-term Investments (Cost $30,296)		30,321

Total Investments — 98.0% (Cost $2,562,890)		2,335,950
Other Assets Less Liabilities — 2.0%		46,955

NET ASSETS — 100.0%		2,382,905

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	31

JPMorgan Emerging Markets Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

Summary of Investments by Industry, April 30, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Banks	15.3%

Internet & Direct Marketing Retail	9.4

Semiconductors & Semiconductor Equipment	7.2

Interactive Media & Services	7.2

Oil, Gas & Consumable Fuels	6.8

Technology Hardware, Storage & Peripherals	5.4

Insurance	3.3

Metals & Mining	3.1

Real Estate Management & Development	2.8

Food & Staples Retailing	2.6

Chemicals	2.4

Wireless Telecommunication Services	2.3

Electronic Equipment, Instruments & Components	2.3

Automobiles	2.2

IT Services	2.0

Entertainment	1.5

Beverages	1.3

Diversified Financial Services	1.1

Pharmaceuticals	1.1

Diversified Telecommunication Services	1.1

Thrifts & Mortgage Finance	1.1

Food Products	1.0

Gas Utilities	1.0

Auto Components	1.0

Others (each less than 1.0%)	14.2

Short-Term Investments	1.3

Abbreviations

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
JSC	Joint Stock Company
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
RTS	Russian Trading System

(a)	The security or a portion of this security is on loan at April 30, 2020. The total value of securities on loan at April 30, 2020 is approximately $5,853,000.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2020.
*	Non-income producing security.

Futures contracts outstanding as of April 30, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
MSCI Emerging Markets E-Mini Index	697	06/2020	USD	31,574	2,062

Abbreviations

MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

JPMorgan Europe Dynamic Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.0%

Australia — 2.3%

BHP Group plc	262	4,404

Rio Tinto plc	111	5,142

		9,546

Austria — 2.2%

ams AG *	151	1,981

Erste Group Bank AG	211	4,565

Wienerberger AG	134	2,513

		9,059

Belgium — 2.4%

KBC Group NV	82	4,441

UCB SA *	60	5,485

		9,926

Finland — 2.0%

Neste OYJ	231	8,173

France — 14.9%

Atos SE *	52	3,721

BNP Paribas SA	147	4,620

Credit Agricole SA	338	2,717

Eiffage SA	45	3,715

Kering SA (a)	17	8,619

Peugeot SA	278	3,941

Safran SA	69	6,433

Sanofi (a)	153	14,904

Schneider Electric SE * (a)	68	6,241

TOTAL SA	205	7,270

		62,181

Germany — 13.1%

Allianz SE (Registered)	55	10,189

Bayer AG (Registered)	87	5,718

Deutsche Post AG (Registered)	141	4,176

Deutsche Telekom AG (Registered)	536	7,839

DWS Group GmbH & Co. KGaA (b)	100	3,171

HelloFresh SE *	196	6,972

LEG Immobilien AG	36	4,142

Schaeffler AG (Preference)	800	5,399

TeamViewer AG *	72	3,142

Volkswagen AG (Preference)	28	3,958

		54,706

Ireland — 1.8%

AIB Group plc *	1,884	2,564

Bank of Ireland Group plc	1,358	2,735

INVESTMENTS	SHARES (000)	VALUE ($000)

Ireland — continued

Ryanair Holdings plc, ADR *	37	2,356

		7,655

Italy — 4.9%

Enel SpA	1,413	9,655

Falck Renewables SpA	556	2,731

Nexi SpA * (b)	369	5,593

Poste Italiane SpA (b)	304	2,588

		20,567

Netherlands — 8.1%

ASM International NV	73	8,009

ASR Nederland NV	153	4,121

BE Semiconductor Industries NV * (a)	85	3,526

Euronext NV (b)	31	2,638

Koninklijke Ahold Delhaize NV (a)	395	9,581

Wolters Kluwer NV (a)	83	6,077

		33,952

Norway — 0.7%

Scatec Solar ASA (b)	210	3,052

Russia — 2.0%

Polymetal International plc	398	8,141

South Africa — 0.8%

Anglo American plc	182	3,241

Spain — 1.5%

Endesa SA	276	6,131

Sweden — 3.9%

Embracer Group AB *	110	1,166

Evolution Gaming Group AB (b)	76	3,460

Hennes & Mauritz AB, Class B (a)	215	2,942

Sinch AB * (b)	78	4,036

SKF AB, Class B	307	4,846

		16,450

Switzerland — 20.9%

ALSO Holding AG (Registered) *	6	1,194

LafargeHolcim Ltd. (Registered) *	158	6,581

Nestle SA (Registered)	146	15,483

Novartis AG (Registered)	210	17,949

Roche Holding AG	62	21,405

SIG Combibloc Group AG *	257	4,170

STMicroelectronics NV	200	5,152

Swisscom AG (Registered)	16	8,434

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	33

JPMorgan Europe Dynamic Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Switzerland — continued

Zurich Insurance Group AG	22	6,970

		87,338

United Kingdom — 17.5%

AstraZeneca plc	44	4,606

Barratt Developments plc	676	4,408

Berkeley Group Holdings plc	51	2,688

British American Tobacco plc	109	4,195

Calisen plc *	1,313	3,059

Centrica plc	2,449	1,225

Dialog Semiconductor plc *	111	3,491

Dunelm Group plc	240	2,768

Games Workshop Group plc	23	1,710

Intermediate Capital Group plc	374	5,293

Linde plc	53	9,795

National Express Group plc	611	2,104

Next plc	83	4,942

Prudential plc	220	3,102

Reckitt Benckiser Group plc	45	3,728

Segro plc, REIT	558	5,849

Spirent Communications plc	1,401	4,237

Taylor Wimpey plc	3,193	5,896

		73,096

Total Common Stocks (Cost $427,263)		413,214

Short-Term Investments — 10.9%

Investment Companies — 1.0%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.63% (c) (d) (Cost $4,178)	4,181	4,185

Investment of Cash Collateral from Securities Loaned — 9.9%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.77% (c) (d)	30,000	30,006

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.23% (c) (d)	11,283	11,283

Total Investment of Cash Collateral from Securities Loaned (Cost $41,284)		41,289

Total Short-Term Investments (Cost $45,462)		45,474

Total Investments — 109.9% (Cost $472,725)		458,688
Liabilities in Excess of Other Assets — (9.9)%		(41,233)

NET ASSETS — 100.0%		417,455

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Pharmaceuticals	15.3%

Insurance	5.9

Semiconductors & Semiconductor Equipment	4.8

Banks	4.7

Metals & Mining	4.6

Diversified Telecommunication Services	3.5

Electric Utilities	3.4

Food Products	3.4

Oil, Gas & Consumable Fuels	3.4

Household Durables	2.8

Capital Markets	2.4

Chemicals	2.1

Food & Staples Retailing	2.1

IT Services	2.0

Construction Materials	2.0

Textiles, Apparel & Luxury Goods	1.9

Automobiles	1.7

Software	1.6

Internet & Direct Marketing Retail	1.5

Aerospace & Defense	1.4

Electrical Equipment	1.4

Professional Services	1.3

Equity Real Estate Investment Trusts (REITs)	1.3

Independent Power and Renewable Electricity Producers	1.3

Specialty Retail	1.2

Auto Components	1.2

Multiline Retail	1.1

Machinery	1.1

Others (each less than 1.0%)	9.7

Short-Term Investments	9.9

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

Abbreviations

ADR	American Depositary Receipt
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at April 30, 2020. The total value of securities on loan at April 30, 2020 is approximately $35,227,000.

(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2020.
*	Non-income producing security.

Futures contracts outstanding as of April 30, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	32	06/2020	EUR	1,011	215

FTSE 100 Index	7	06/2020	GBP	517	74

					289

Abbreviations

EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	35

JPMorgan International Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.0%

Australia — 9.3%

AGL Energy Ltd.	414	4,549

Ansell Ltd.	354	6,529

Aurizon Holdings Ltd.	3,801	11,548

Austal Ltd.	975	2,115

Beach Energy Ltd.	4,653	4,535

BHP Group Ltd.	1,213	24,772

Caltex Australia Ltd.	185	2,982

Coca-Cola Amatil Ltd.	881	4,905

Coles Group Ltd.	1,070	10,734

CSL Ltd.	53	10,487

CSR Ltd.	2,498	6,004

Fortescue Metals Group Ltd.	948	7,246

IGO Ltd.	1,327	4,025

IOOF Holdings Ltd.	470	1,312

JB Hi-Fi Ltd. (a)	281	6,344

Lendlease Group *	570	4,538

Metcash Ltd.	1,883	3,037

Orica Ltd.	228	2,641

Rio Tinto plc	444	20,603

		138,906

Austria — 0.4%

BAWAG Group AG * (b)	58	1,961

Wienerberger AG	256	4,788

		6,749

Belgium — 1.3%

Ageas	337	12,131

bpost SA	245	1,712

D’ieteren SA/NV	38	1,925

KBC Group NV	66	3,563

		19,331

China — 0.8%

BOC Hong Kong Holdings Ltd.	3,687	11,316

Denmark — 2.5%

Carlsberg A/S, Class B	95	11,953

Novo Nordisk A/S, Class B	378	24,096

Scandinavian Tobacco Group A/S, Class A (b)	147	1,687

		37,736

France — 7.0%

Capgemini SE	57	5,343

Cie de Saint-Gobain	204	5,427

Eiffage SA	152	12,433

LVMH Moet Hennessy Louis Vuitton SE	17	6,499

Peugeot SA	757	10,737

INVESTMENTS	SHARES (000)	VALUE ($000)

France — continued

Sanofi (a)	295	28,808

Schneider Electric SE * (a)	220	20,306

Sopra Steria Group	30	3,518

SPIE SA	350	5,278

TOTAL SA	103	3,640

Veolia Environnement SA	105	2,234

		104,223

Germany — 6.2%

Allianz SE (Registered)	126	23,259

Bayer AG (Registered)	71	4,653

Deutsche Pfandbriefbank AG (b)	540	3,971

Freenet AG	531	10,079

Hannover Rueck SE	68	10,853

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	77	16,923

RWE AG	150	4,322

SAP SE	85	10,075

Schaeffler AG (Preference)	1,310	8,845

		92,980

Hong Kong — 2.5%

AIA Group Ltd.	852	7,817

Power Assets Holdings Ltd.	1,705	11,424

VTech Holdings Ltd.	558	4,204

WH Group Ltd. (b)	7,227	6,893

Xinyi Glass Holdings Ltd.	5,866	6,794

		37,132

Ireland — 0.3%

Greencore Group plc	1,151	2,635

Ryanair Holdings plc, ADR *	31	1,951

		4,586

Israel — 0.3%

Israel Discount Bank Ltd., Class A	1,560	5,060

Italy — 1.2%

Enel SpA	566	3,869

Snam SpA	3,013	13,516

		17,385

Japan — 25.4%

Advantest Corp.	182	8,826

Alfresa Holdings Corp.	106	2,112

Amano Corp.	111	2,271

Asahi Group Holdings Ltd.	84	2,895

Astellas Pharma, Inc.	664	10,985

Brother Industries Ltd.	391	6,629

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Japan — continued

Capcom Co. Ltd.	214	6,544

Chugai Pharmaceutical Co. Ltd.	33	3,958

Dai-ichi Life Holdings, Inc.	353	4,420

Digital Garage, Inc.	78	2,780

Fujitsu Ltd.	84	8,170

GMO internet, Inc.	100	2,174

Hikari Tsushin, Inc.	11	2,109

Hitachi Ltd.	365	10,845

Internet Initiative Japan, Inc.	95	3,261

ITOCHU Corp.	485	9,510

Iwatani Corp. (a)	119	4,055

Japan Aviation Electronics Industry Ltd.	123	1,600

Japan Petroleum Exploration Co. Ltd.	60	1,031

Kaken Pharmaceutical Co. Ltd.	31	1,728

KDDI Corp.	432	12,518

Keyence Corp.	6	2,035

K’s Holdings Corp.	210	2,291

Kyudenko Corp.	86	2,408

Marubeni Corp.	1,159	5,581

Medipal Holdings Corp.	158	3,048

Meitec Corp.	49	2,150

Mitsubishi UFJ Financial Group, Inc.	3,319	13,407

Mitsubishi UFJ Lease & Finance Co. Ltd.	1,011	4,828

Mitsui Fudosan Co. Ltd.	454	8,344

Morinaga & Co. Ltd.	95	3,896

MS&AD Insurance Group Holdings, Inc.	126	3,627

Nihon Unisys Ltd.	224	6,470

Nippon Telegraph & Telephone Corp.	424	9,658

Nomura Holdings, Inc.	1,924	7,986

Nomura Real Estate Holdings, Inc.	398	6,463

NTT DOCOMO, Inc.	358	10,536

Obayashi Corp.	323	2,827

Ono Pharmaceutical Co. Ltd.	173	4,166

Open House Co. Ltd.	163	3,547

ORIX Corp.	652	7,668

Otsuka Corp.	101	4,582

Rohto Pharmaceutical Co. Ltd.	137	3,986

Saizeriya Co. Ltd.	76	1,509

Sankyu, Inc.	107	4,112

Sawai Pharmaceutical Co. Ltd.	48	2,605

SCSK Corp.	55	2,485

Sekisui House Ltd.	480	8,231

Shinsei Bank Ltd.	508	6,126

Shionogi & Co. Ltd.	167	9,195

Ship Healthcare Holdings, Inc.	37	1,678

INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued

Softbank Corp.	648	8,822

Sony Corp.	267	17,176

Sumitomo Mitsui Financial Group, Inc.	429	11,289

Sumitomo Mitsui Trust Holdings, Inc.	283	8,225

Teijin Ltd.	176	2,813

TIS, Inc.	377	7,191

Tokuyama Corp.	143	3,026

Tokyo Electron Ltd.	54	11,544

Tokyo Tatemono Co. Ltd.	511	5,746

Tokyu Fudosan Holdings Corp.	1,281	6,268

Toyota Motor Corp.	380	23,469

Toyota Tsusho Corp.	180	4,280

TS Tech Co. Ltd.	119	3,238

Zeon Corp.	397	3,477

		380,430

Netherlands — 6.5%

ASM International NV	120	13,241

ASML Holding NV (a)	34	9,910

BE Semiconductor Industries NV *(a)	137	5,658

Euronext NV (b)	135	11,339

EXOR NV	154	8,415

Koninklijke Ahold Delhaize NV	557	13,519

Randstad NV *	145	5,831

Royal Dutch Shell plc, Class B	518	8,293

Signify NV (b)	256	5,217

Wolters Kluwer NV (a)	214	15,712

		97,135

New Zealand — 0.3%

Spark New Zealand Ltd.	1,408	3,811

Norway — 1.0%

DNB ASA	657	7,955

Norwegian Finans Holding ASA *	552	2,947

Scatec Solar ASA (b)	291	4,238

		15,140

Portugal — 0.7%

Jeronimo Martins SGPS SA	587	9,955

Singapore — 2.5%

DBS Group Holdings Ltd.	1,100	15,481

Singapore Telecommunications Ltd.	5,677	11,344

United Overseas Bank Ltd.	691	9,874

		36,699

South Africa — 0.9%

Anglo American plc	784	13,948

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	37

JPMorgan International Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Spain — 1.8%

Enagas SA	467	10,905

Endesa SA	661	14,666

Mediaset Espana Comunicacion SA * (a)	574	2,057

		27,628

Sweden — 2.7%

Skandinaviska Enskilda Banken AB, Class A	952	7,835

Skanska AB, Class B *	578	10,995

SKF AB, Class B	578	9,118

Swedish Match AB	194	12,018

		39,966

Switzerland — 11.7%

Adecco Group AG (Registered)	204	8,922

Galenica AG * (b)	79	5,651

Julius Baer Group Ltd. *	163	6,420

Landis+Gyr Group AG *	109	7,358

Nestle SA (Registered)	404	42,831

Novartis AG (Registered)	409	34,869

Roche Holding AG	122	42,171

Swiss Life Holding AG (Registered)	32	11,278

Swisscom AG (Registered)	23	12,038

Zurich Insurance Group AG	11	3,584

		175,122

United Kingdom — 11.0%

3i Group plc	1,098	10,782

Ashtead Group plc	571	15,605

AstraZeneca plc	91	9,522

Avast plc (b)	2,379	13,702

Barratt Developments plc	899	5,861

Berkeley Group Holdings plc	168	8,797

Computacenter plc	107	1,948

Dialog Semiconductor plc *	300	9,410

Dunelm Group plc	547	6,322

GlaxoSmithKline plc	818	17,059

Howden Joinery Group plc	291	1,921

HSBC Holdings plc	337	1,730

Inchcape plc	774	4,873

INVESTMENTS	SHARES (000)	VALUE ($000)

United Kingdom — continued

Legal & General Group plc	4,012	10,315

Next plc	113	6,701

Pets at Home Group plc	445	1,424

Redrow plc	709	4,120

Savills plc	83	1,010

Tate & Lyle plc	497	4,457

Taylor Wimpey plc	3,329	6,148

Ultra Electronics Holdings plc	185	4,587

Unilever plc	313	16,120

Vistry Group plc	137	1,394

		163,808

United States — 0.7%

Ferguson plc	150	10,815

Total Common Stocks (Cost $1,518,438)		1,449,861

Short-Term Investments — 7.0%

Investment Companies — 1.9%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.63% (c) (d) (Cost $28,749)	28,750	28,772

Investment of Cash Collateral from Securities Loaned — 5.1%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.77% (c) (d)	32,997	33,005

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.23% (c) (d)	43,374	43,374

Total Investment of Cash Collateral from Securities Loaned (Cost $76,371)		76,379

Total Short-Term Investments (Cost $105,120)		105,151

Total Investments — 104.0% (Cost $1,623,558)		1,555,012
Liabilities in Excess of Other Assets — (4.0)%		(60,162)

NET ASSETS — 100.0%		1,494,850

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

Summary of Investments by Industry, April 30, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Pharmaceuticals	12.5%

Banks	6.9

Insurance	6.7

Metals & Mining	4.5

Food Products	3.9

Semiconductors & Semiconductor Equipment	3.8

Household Durables	3.3

Trading Companies & Distributors	3.1

IT Services	2.9

Wireless Telecommunication Services	2.7

Diversified Telecommunication Services	2.6

Capital Markets	2.4

Food & Staples Retailing	2.4

Real Estate Management & Development	2.3

Automobiles	2.2

Professional Services	2.1

Electric Utilities	1.9

Construction & Engineering	1.8

Electrical Equipment	1.6

Oil, Gas & Consumable Fuels	1.6

Gas Utilities	1.6

Electronic Equipment, Instruments & Components	1.6

Software	1.5

Diversified Financial Services	1.4

Personal Products	1.3

Beverages	1.3

Auto Components	1.2

Specialty Retail	1.2

Road & Rail	1.0

Others (each less than 1.0%)	10.0

Short-Term Investments	6.7

Abbreviations
ADR	American Depositary Receipt
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
SGPS	Holding company

(a)	The security or a portion of this security is on loan at April 30, 2020. The total value of securities on loan at April 30, 2020 is approximately $72,637,000.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	39

JPMorgan International Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

Futures contracts outstanding as of April 30, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	337	06/2020	EUR	10,643	218

FTSE 100 Index	81	06/2020	GBP	5,983	192

TOPIX Index	53	06/2020	JPY	7,178	181

					591

Abbreviations

EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
TOPIX	Tokyo Stock Price Index

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.4%

Australia — 3.5%

BHP Group Ltd.	1,421	29,018

BHP Group plc	1,074	18,024

Commonwealth Bank of Australia	508	20,531

Rio Tinto plc	560	25,986

		93,559

Austria — 0.4%

Erste Group Bank AG	563	12,211

Belgium — 0.8%

KBC Group NV	397	21,535

China — 3.7%

Alibaba Group Holding Ltd., ADR *	128	25,854

Ping An Insurance Group Co. of China Ltd., Class H	3,092	31,465

Prosus NV * (a)	174	13,189

Tencent Holdings Ltd.	544	28,587

		99,095

Denmark — 4.2%

Carlsberg A/S, Class B	239	30,145

Novo Nordisk A/S, Class B	948	60,472

Orsted A/S (b)	206	20,772

		111,389

Finland — 1.3%

Kone OYJ, Class B	557	33,755

France — 13.2%

Accor SA (a)	628	17,483

Airbus SE *	253	16,046

AXA SA	976	17,352

Capgemini SE	281	26,376

EssilorLuxottica SA	174	21,578

Legrand SA	383	25,670

L’Oreal SA	131	38,002

LVMH Moet Hennessy Louis Vuitton SE	120	46,491

Orange SA	2,029	24,653

Pernod Ricard SA	190	28,952

Safran SA	208	19,302

Schneider Electric SE * (a)	435	40,244

TOTAL SA	855	30,361

		352,510

Germany — 8.1%

adidas AG	119	27,153

Allianz SE (Registered)	215	39,489

Deutsche Boerse AG	189	29,319

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	127	27,800

INVESTMENTS	SHARES (000)	VALUE ($000)

Germany — continued

SAP SE	464	55,267

Symrise AG	192	19,406

Vonovia SE	368	18,209

		216,643

Hong Kong — 4.1%

AIA Group Ltd.	6,919	63,503

CK Asset Holdings Ltd.	3,195	20,185

Hong Kong Exchanges & Clearing Ltd.	796	25,509

		109,197

India — 1.2%

HDFC Bank Ltd., ADR	768	33,304

Japan — 15.4%

Daikin Industries Ltd.	257	32,917

FANUC Corp.	125	20,418

Hoya Corp.	297	27,094

Kao Corp.	532	41,041

Keyence Corp.	141	50,446

Komatsu Ltd.	1,408	26,641

Kubota Corp.	2,208	27,418

Makita Corp.	715	23,292

Mitsui Fudosan Co. Ltd.	771	14,184

Nidec Corp.	452	26,289

Shin-Etsu Chemical Co. Ltd.	348	38,374

SMC Corp.	65	29,336

Sony Corp.	817	52,603

		410,053

Macau — 0.9%

Sands China Ltd.	5,658	22,908

Netherlands — 4.3%

ASML Holding NV (a)	200	58,513

ING Groep NV	3,183	17,832

Royal Dutch Shell plc, Class A	2,300	37,863

		114,208

Singapore — 1.0%

DBS Group Holdings Ltd.	1,937	27,271

South Korea — 1.5%

Samsung Electronics Co. Ltd., GDR (b)	37	38,094

Samsung Electronics Co. Ltd., GDR (b)	1	1,236

		39,330

Spain — 1.0%

Industria de Diseno Textil SA	1,083	27,747

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	41

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Sweden — 2.4%

Atlas Copco AB, Class A	969	33,407

Svenska Handelsbanken AB, Class A *	3,376	30,817

		64,224

Switzerland — 13.8%

Cie Financiere Richemont SA (Registered)	373	21,175

LafargeHolcim Ltd. (Registered) *	819	34,010

Lonza Group AG (Registered) *	30	13,235

Nestle SA (Registered)	1,053	111,503

Novartis AG (Registered)	849	72,426

Roche Holding AG	280	97,104

SGS SA (Registered)	8	18,339

		367,792

Taiwan — 1.6%

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	818	43,455

United Kingdom — 14.8%

Burberry Group plc	1,362	23,657

Diageo plc	1,615	55,587

GlaxoSmithKline plc	3,004	62,661

Legal & General Group plc	11,556	29,711

Linde plc (a)	188	34,722

London Stock Exchange Group plc	270	25,277

Persimmon plc	964	26,716

Prudential plc	2,073	29,239

RELX plc	1,435	32,655

Smith & Nephew plc	1,370	26,805

Unilever plc	907	46,710

		393,740

United States — 1.2%

Ferguson plc	445	32,095

Total Common Stocks (Cost $2,202,688)		2,626,021

Short-Term Investments — 5.3%

Investment Companies — 1.1%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.63% (c) (d) (Cost $28,678)	28,670	28,692

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment of Cash Collateral from Securities Loaned — 4.2%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.77% (c) (d)	69,011	69,025

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.23% (c) (d)	42,530	42,530

Total Investment of Cash Collateral from Securities Loaned (Cost $111,540)		111,555

Total Short-Term Investments (Cost $140,218)		140,247

Total Investments — 103.7% (Cost $2,342,906)		2,766,268
Liabilities in Excess of Other Assets — (3.7)%		(98,814)

NET ASSETS — 100.0%		2,667,454

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

Summary of Investments by Industry, April 30, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Pharmaceuticals	10.6%

Insurance	8.6

Machinery	7.0

Banks	5.9

Textiles, Apparel & Luxury Goods	5.1

Personal Products	4.6

Beverages	4.1

Food Products	4.0

Semiconductors & Semiconductor Equipment	3.7

Chemicals	3.3

Electrical Equipment	3.3

Capital Markets	2.9

Household Durables	2.9

Metals & Mining	2.6

Oil, Gas & Consumable Fuels	2.5

Software	2.0

Health Care Equipment & Supplies	2.0

Real Estate Management & Development	1.9

Professional Services	1.8

Electronic Equipment, Instruments & Components	1.8

Hotels, Restaurants & Leisure	1.5

Technology Hardware, Storage & Peripherals	1.4

Internet & Direct Marketing Retail	1.4

Aerospace & Defense	1.3

Construction Materials	1.2

Building Products	1.2

Trading Companies & Distributors	1.2

Interactive Media & Services	1.0

Specialty Retail	1.0

IT Services	1.0

Others (each less than 1.0%)	2.2

Short-Term Investments	5.0

Abbreviations

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
OYJ	Public Limited Company

(a)	The security or a portion of this security is on loan at April 30, 2020. The total value of securities on loan at April 30, 2020 is approximately $104,180,000.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	43

JPMorgan International Focus Fund

(formerly known as JPMorgan International Unconstrained Equity Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.8%

Australia — 2.0%

BHP Group plc	3,016	50,620

Belgium — 1.5%

KBC Group NV	718	38,927

Canada — 6.7%

Alimentation Couche-Tard, Inc., Class B	1,483	41,372

Canadian National Railway Co.	571	47,220

Canadian Pacific Railway Ltd.	208	47,210

Toronto-Dominion Bank (The)	828	34,610

		170,412

China — 9.9%

Alibaba Group Holding Ltd., ADR *	391	79,313

Ping An Insurance Group Co. of China Ltd., Class H	7,605	77,385

Tencent Holdings Ltd.	1,804	94,830

		251,528

Denmark — 2.7%

Novo Nordisk A/S, Class B	1,085	69,229

Finland — 1.3%

Kone OYJ, Class B	542	32,832

France — 6.6%

LVMH Moet Hennessy Louis Vuitton SE	157	60,546

Safran SA	560	52,021

Schneider Electric SE * (a)	601	55,561

		168,128

Germany — 10.0%

Allianz SE (Registered)	266	48,975

Delivery Hero SE * (a) (b)	736	62,413

Deutsche Boerse AG	326	50,466

SAP SE	505	60,160

Vonovia SE	625	30,927

		252,941

Hong Kong — 3.5%

AIA Group Ltd.	9,546	87,611

India — 3.3%

HDFC Bank Ltd., ADR	1,925	83,453

Indonesia — 1.5%

Bank Central Asia Tbk. PT	21,608	37,428

Japan — 5.6%

Keyence Corp.	130	46,340

SMC Corp.	92	41,767

Sony Corp.	832	53,523

		141,630

INVESTMENTS	SHARES (000)	VALUE ($000)

Netherlands — 2.7%

ASML Holding NV (a)	233	68,076

South Korea — 2.5%

Samsung Electronics Co. Ltd.	1,520	62,511

Sweden — 3.0%

Atlas Copco AB, Class A (a)	928	31,989

Svenska Handelsbanken AB, Class A *	4,842	44,199

		76,188

Switzerland — 11.0%

LafargeHolcim Ltd. (Registered) *	1,258	52,244

Nestle SA (Registered)	1,179	124,820

Roche Holding AG	209	72,501

SGS SA (Registered)	13	29,272

		278,837

Taiwan — 2.7%

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,296	68,847

United Kingdom — 19.8%

Burberry Group plc	1,558	27,052

Diageo plc	1,544	53,170

GlaxoSmithKline plc	3,393	70,794

InterContinental Hotels Group plc	721	32,833

Legal & General Group plc	18,370	47,229

Linde plc (a)	248	45,769

London Stock Exchange Group plc	430	40,217

Persimmon plc	1,490	41,283

RELX plc	1,874	42,655

Smith & Nephew plc	2,365	46,275

Unilever NV	1,119	55,727

		503,004

United States — 1.5%

Ferguson plc	539	38,881

Total Common Stocks (Cost $2,469,881)		2,481,083

Short-Term Investments — 7.2%

Investment Companies — 1.3%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.63% (c) (d) (Cost $32,695)	32,698	32,724

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment of Cash Collateral from Securities Loaned — 5.9%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.77% (c) (d)	123,991	124,016

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.23% (c) (d)	25,034	25,034

Total Investment of Cash Collateral from Securities Loaned (Cost $149,023)		149,050

Total Short-term Investments (Cost $181,718)		181,774

Total Investments — 105.0% (Cost $2,651,599)		2,662,857
Liabilities in Excess of Other Assets — (5.0)%		(127,601)

NET ASSETS — 100.0%		2,535,256

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Insurance	9.8%

Banks	9.0

Pharmaceuticals	8.0

Internet & Direct Marketing Retail	5.3

Semiconductors & Semiconductor Equipment	5.1

Food Products	4.7

Machinery	4.0

Interactive Media & Services	3.6

Household Durables	3.6

Road & Rail	3.5

Capital Markets	3.4

INDUSTRY	PERCENTAGE

Textiles, Apparel & Luxury Goods	3.3%

Professional Services	2.7

Technology Hardware, Storage & Peripherals	2.3

Software	2.3

Personal Products	2.1

Electrical Equipment	2.1

Beverages	2.0

Construction Materials	2.0

Aerospace & Defense	1.9

Metals & Mining	1.9

Electronic Equipment, Instruments & Components	1.7

Health Care Equipment & Supplies	1.7

Chemicals	1.7

Food & Staples Retailing	1.5

Trading Companies & Distributors	1.5

Hotels, Restaurants & Leisure	1.2

Real Estate Management & Development	1.2

Short-Term Investments	6.9

Abbreviations

ADR	American Depositary Receipt
OYJ	Public Limited Company
PT	Limited liability company

(a)	The security or a portion of this security is on loan at April 30, 2020. The total value of securities on loan at April 30, 2020 is approximately $139,159,000.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	45

JPMorgan International Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 104.2%

Australia — 4.9%

Australia & New Zealand Banking Group Ltd.	59	643

BHP Group Ltd.	39	796

Commonwealth Bank of Australia	5	187

CSL Ltd.	4	782

Dexus, REIT	51	303

Goodman Group, REIT	68	581

Macquarie Group Ltd.	1	85

National Australia Bank Ltd.	8	82

Rio Tinto Ltd.	15	851

Rio Tinto plc	5	245

Westpac Banking Corp.	12	125

		4,680

Austria — 0.5%

Erste Group Bank AG	21	445

Denmark — 3.4%

Carlsberg A/S, Class B	3	334

Chr Hansen Holding A/S	4	305

Novo Nordisk A/S, Class B	31	1,961

Orsted A/S (a)	7	677

		3,277

Finland — 0.6%

Nokia OYJ	54	195

UPM-Kymmene OYJ	14	391

		586

France — 13.2%

Accor SA	9	241

Air Liquide SA	13	1,647

Airbus SE *	9	578

Alstom SA	20	820

AXA SA	15	261

BNP Paribas SA	22	699

Capgemini SE	6	585

L’Oreal SA	1	265

LVMH Moet Hennessy Louis Vuitton SE	3	1,254

Natixis SA	6	15

Orange SA	42	508

Safran SA	7	624

Sanofi	20	1,994

Schneider Electric SE *	13	1,162

Sodexo SA	1	91

Thales SA	2	182

TOTAL SA	26	936

Unibail-Rodamco-Westfield, REIT	1	40

INVESTMENTS	SHARES (000)		VALUE ($000)

France — continued

Vinci SA	9		747

			12,649

Germany — 10.2%

adidas AG	5		1,070

Allianz SE (Registered)	1		209

BASF SE	4		186

Bayer AG (Registered)	9		617

Brenntag AG	15		698

Daimler AG (Registered)	—	(b)	9

Deutsche Boerse AG	5		734

Deutsche Post AG (Registered)	26		761

Deutsche Telekom AG (Registered)	78		1,141

Deutsche Wohnen SE	6		226

Henkel AG & Co. KGaA (Preference)	3		288

Infineon Technologies AG	48		896

SAP SE	17		2,008

Siemens AG (Registered)	3		272

Volkswagen AG (Preference)	4		581

			9,696

Hong Kong — 2.2%

AIA Group Ltd.	134		1,226

CK Asset Holdings Ltd.	63		398

Hong Kong Exchanges & Clearing Ltd.	16		526

			2,150

Ireland — 1.0%

CRH plc	10		318

Ryanair Holdings plc, ADR *	10		642

			960

Italy — 2.2%

Assicurazioni Generali SpA	5		72

Enel SpA	204		1,393

FinecoBank Banca Fineco SpA *	53		593

UniCredit SpA *	8		61

			2,119

Japan — 24.9%

Asahi Group Holdings Ltd.	3		100

Bridgestone Corp.	17		542

Central Japan Railway Co.	4		629

Daicel Corp.	37		300

Daikin Industries Ltd.	8		1,001

Electric Power Development Co. Ltd.	9		184

Hitachi Ltd.	12		368

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Japan — continued

Honda Motor Co. Ltd.	46	1,122

Japan Airlines Co. Ltd.	6	98

Japan Tobacco, Inc.	10	181

Kao Corp.	18	1,350

Keyence Corp.	4	1,321

Mabuchi Motor Co. Ltd.	16	492

Marui Group Co. Ltd.	22	357

Mitsubishi Corp.	35	740

Mitsubishi UFJ Financial Group, Inc.	206	833

Mitsui Fudosan Co. Ltd.	37	680

Nichirei Corp.	9	228

Nintendo Co. Ltd.	4	1,445

Nippon Telegraph & Telephone Corp.	54	1,230

Nitori Holdings Co. Ltd.	3	521

Nomura Research Institute Ltd.	9	220

Olympus Corp.	19	294

Otsuka Corp.	13	602

Otsuka Holdings Co. Ltd.	21	818

Panasonic Corp.	43	329

Persol Holdings Co. Ltd.	14	166

Renesas Electronics Corp. *	20	103

Seven & i Holdings Co. Ltd.	15	490

SoftBank Group Corp.	5	223

Sony Corp.	11	695

Sumitomo Electric Industries Ltd.	29	294

Sumitomo Mitsui Financial Group, Inc.	27	697

T&D Holdings, Inc.	28	242

Tokio Marine Holdings, Inc.	17	798

Tokyo Gas Co. Ltd.	10	226

Tokyu Corp.	60	899

Toray Industries, Inc.	57	262

Toyota Motor Corp.	35	2,164

West Japan Railway Co.	6	395

Yamato Holdings Co. Ltd.	9	154

		23,793

Luxembourg — 0.2%

ArcelorMittal SA	14	150

Netherlands — 4.9%

Akzo Nobel NV	11	851

ASML Holding NV	7	2,126

Heineken NV	4	342

ING Groep NV	71	399

Koninklijke Philips NV	4	191

Royal Dutch Shell plc, Class A	34	564

INVESTMENTS	SHARES (000)	VALUE ($000)

Netherlands — continued

Royal Dutch Shell plc, Class B	15	234

		4,707

Norway — 0.9%

Telenor ASA	54	835

Singapore — 0.9%

DBS Group Holdings Ltd.	53	739

United Overseas Bank Ltd.	6	92

		831

Spain — 3.4%

Banco Santander SA	125	279

Bankia SA	158	161

Iberdrola SA	151	1,503

Industria de Diseno Textil SA	45	1,141

Telefonica SA	33	150

		3,234

Sweden — 1.4%

Lundin Energy AB	24	606

Svenska Handelsbanken AB, Class A *	79	725

		1,331

Switzerland — 12.3%

Adecco Group AG (Registered)	4	187

Cie Financiere Richemont SA (Registered)	9	533

Credit Suisse Group AG (Registered) *	37	339

LafargeHolcim Ltd. (Registered) *	19	787

Nestle SA (Registered)	37	3,931

Novartis AG (Registered)	29	2,438

Roche Holding AG	9	3,045

Swiss Re AG	7	487

		11,747

United Kingdom — 16.7%

3i Group plc	85	831

AstraZeneca plc	8	846

Aviva plc	22	66

Barratt Developments plc	69	450

Beazley plc	39	191

BP plc	317	1,248

British American Tobacco plc	37	1,445

Burberry Group plc	14	248

CK Hutchison Holdings Ltd.	50	371

Diageo plc	44	1,524

GlaxoSmithKline plc	70	1,452

HSBC Holdings plc	103	527

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	47

JPMorgan International Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

United Kingdom — continued

InterContinental Hotels Group plc	21	944

ITV plc	41	39

Lloyds Banking Group plc	1,444	584

M&G plc	237	393

Prudential plc	57	803

RELX plc	36	812

Standard Chartered plc	100	512

Taylor Wimpey plc	244	450

Tesco plc	218	645

Unilever NV	29	1,446

Whitbread plc	3	121

		15,948

United States — 0.4%

Ferguson plc	5	353

Total Common Stocks (Cost $104,403)		99,491

	NO. OF CONTRACTS
Options Purchased — 0.7%

Put Options Purchased — 0.7%

United States — 0.7%

MSCI EAFE Index 6/19/2020 at USD 1,350.00, European Style Notional Amount: USD 104,600 Exchange-Traded * (Cost $5,959)	631	637

	SHARES (000)
Short-Term Investments — 0.9%

Investment Companies — 0.9%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.17% (c) (d) (Cost $854)	854	854

Total Investments — 105.8% (Cost $111,216)		100,982
Liabilities in Excess of Other Assets — (5.8)%		(5,515)

NET ASSETS — 100.0%		95,467

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Pharmaceuticals	13.1%

Banks	8.3

Insurance	4.3

Food Products	4.1

Automobiles	3.8

Diversified Telecommunication Services	3.8

Oil, Gas & Consumable Fuels	3.6

Electric Utilities	3.5

Chemicals	3.5

Semiconductors & Semiconductor Equipment	3.1

Textiles, Apparel & Luxury Goods	3.1

Personal Products	3.0

Capital Markets	2.5

Beverages	2.3

Metals & Mining	2.0

Software	2.0

Household Durables	1.9

Road & Rail	1.9

Trading Companies & Distributors	1.8

Electronic Equipment, Instruments & Components	1.7

Specialty Retail	1.7

Electrical Equipment	1.6

Tobacco	1.6

Entertainment	1.4

IT Services	1.4

Hotels, Restaurants & Leisure	1.4

Aerospace & Defense	1.4

Real Estate Management & Development	1.3

Professional Services	1.2

Food & Staples Retailing	1.1

Construction Materials	1.1

Building Products	1.0

Others (each less than 1.0%)	9.7

Short-Term Investments	0.8

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

Abbreviations

ADR	American Depositary Receipt
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
USD	United States Dollar

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	Amount rounds to less than one thousand.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2020.
*	Non-income producing security.

Futures contracts outstanding as of April 30, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	13	06/2020	EUR	410	13

FTSE 100 Index	2	06/2020	GBP	148	5

SPI 200 Index	20	06/2020	AUD	1,767	126

TOPIX Index	9	06/2020	JPY	1,219	104

					248

Abbreviations

AUD	Australian Dollar
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
SPI	Australian Securities Exchange
TOPIX	Tokyo Stock Price Index

Written Call Options Contracts as of April 30, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)

MSCI EAFE Index	Exchange-Traded	631	USD 104,600	USD 1,510.00	6/19/2020	(9,771)

Written Put Options Contracts as of April 30, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)

MSCI EAFE Index	Exchange-Traded	631	USD 104,600	USD 1,125.00	6/19/2020	(110)

Total Written Options Contracts (Premiums Received $7,118)						(9,881)

Abbreviations

EAFE	Europe, Australasia, and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	49

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 95.1%

Australia — 4.5%

Australia & New Zealand Banking Group Ltd.	2,448	26,592

BHP Group Ltd.	1,612	32,916

Commonwealth Bank of Australia	194	7,822

CSL Ltd.	162	32,265

Dexus, REIT	2,108	12,514

Goodman Group, REIT	2,817	23,994

Macquarie Group Ltd.	55	3,675

National Australia Bank Ltd.	325	3,566

Rio Tinto Ltd.	623	35,130

Rio Tinto plc	222	10,301

Westpac Banking Corp.	504	5,249

		194,024

Austria — 0.4%

Erste Group Bank AG	849	18,394

IMMOFINANZ AG *	1	26

		18,420

Denmark — 3.1%

Carlsberg A/S, Class B	109	13,727

Chr Hansen Holding A/S (a)	136	11,707

Novo Nordisk A/S, Class B	1,267	80,841

Orsted A/S (b)	277	28,002

		134,277

Finland — 0.6%

Nokia OYJ	2,225	8,022

UPM-Kymmene OYJ	591	16,199

		24,221

France — 12.2%

Accor SA	357	9,926

Air Liquide SA (a)	533	67,740

Airbus SE *	378	23,909

Alstom SA	827	33,926

AXA SA	606	10,769

BNP Paribas SA	920	28,903

Capgemini SE	257	24,186

L’Oreal SA	37	10,881

LVMH Moet Hennessy Louis Vuitton SE	135	52,307

Natixis SA	278	656

Orange SA	1,731	21,029

Safran SA	277	25,756

Sanofi (a)	845	82,492

Schneider Electric SE * (a)	520	48,072

Sodexo SA (a)	47	3,719

Thales SA	99	7,531

INVESTMENTS	SHARES (000)	VALUE ($000)

France — continued

TOTAL SA	1,089	38,650

Unibail-Rodamco-Westfield, REIT	28	1,658

Vinci SA	375	30,742

		522,852

Germany — 9.3%

adidas AG	194	44,319

Allianz SE (Registered)	48	8,755

BASF SE	153	7,827

Bayer AG (Registered)	388	25,532

Brenntag AG	638	28,874

Daimler AG (Registered) (a)	17	594

Deutsche Boerse AG	195	30,281

Deutsche Post AG (Registered)	1,060	31,490

Deutsche Telekom AG (Registered)	3,203	46,829

Deutsche Wohnen SE	230	9,310

Henkel AG & Co. KGaA (Preference)	124	11,049

Infineon Technologies AG	1,990	36,991

SAP SE	697	82,987

Siemens AG (Registered)	124	11,476

Volkswagen AG (Preference)	172	23,954

		400,268

Hong Kong — 2.0%

AIA Group Ltd.	5,476	50,254

CK Asset Holdings Ltd.	2,506	15,835

Hong Kong Exchanges & Clearing Ltd.	657	21,065

I-CABLE Communications Ltd. *	254	2

		87,156

Ireland — 0.9%

CRH plc	439	13,321

Ryanair Holdings plc, ADR *	418	26,550

		39,871

Italy — 2.0%

Assicurazioni Generali SpA	208	2,964

Enel SpA	8,450	57,719

FinecoBank Banca Fineco SpA * (a)	2,198	24,492

UniCredit SpA *	341	2,634

		87,809

Japan — 22.6%

Asahi Group Holdings Ltd.	107	3,665

Bridgestone Corp.	696	21,658

Central Japan Railway Co.	147	23,131

Daicel Corp.	1,533	12,441

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Japan — continued

Daikin Industries Ltd.	310	39,820

Electric Power Development Co. Ltd.	376	7,516

Hitachi Ltd.	486	14,418

Honda Motor Co. Ltd.	1,888	45,851

Japan Airlines Co. Ltd.	226	4,030

Japan Tobacco, Inc.	363	6,764

Kao Corp.	722	55,647

Keyence Corp.	157	56,158

Mabuchi Motor Co. Ltd.	655	20,276

Marui Group Co. Ltd.	880	14,408

Mitsubishi Corp.	1,426	30,251

Mitsubishi UFJ Financial Group, Inc.	8,429	34,055

Mitsui Fudosan Co. Ltd.	1,509	27,750

Nichirei Corp.	359	8,968

Nintendo Co. Ltd.	141	58,305

Nippon Telegraph & Telephone Corp.	2,222	50,592

Nitori Holdings Co. Ltd.	146	22,409

Nomura Research Institute Ltd.	370	9,053

Olympus Corp.	748	11,875

Otsuka Corp.	584	26,433

Otsuka Holdings Co. Ltd.	937	36,840

Panasonic Corp.	1,736	13,233

Persol Holdings Co. Ltd.	584	6,715

Renesas Electronics Corp. *	792	4,179

Seven & i Holdings Co. Ltd.	611	20,218

SoftBank Group Corp.	207	8,873

Sony Corp.	441	28,385

Sumitomo Electric Industries Ltd.	1,176	12,095

Sumitomo Mitsui Financial Group, Inc.	1,075	28,256

T&D Holdings, Inc.	1,139	9,843

Tokio Marine Holdings, Inc.	693	32,527

Tokyo Gas Co. Ltd.	435	9,535

Tokyu Corp.	2,424	36,486

Toray Industries, Inc.	2,314	10,609

Toyota Motor Corp.	1,413	87,350

West Japan Railway Co.	245	15,140

Yamato Holdings Co. Ltd.	353	6,165

		971,923

Luxembourg — 0.2%

ArcelorMittal SA	569	6,219

Malta — 0.0% (c)

BGP Holdings plc * ‡	449	1

Netherlands — 4.5%

Akzo Nobel NV	463	35,163

INVESTMENTS	SHARES (000)	VALUE ($000)

Netherlands — continued

ASML Holding NV (a)	295	86,171

Heineken NV (a)	166	14,086

ING Groep NV	2,946	16,505

Koninklijke Philips NV	182	7,938

Royal Dutch Shell plc, Class A	1,414	23,274

Royal Dutch Shell plc, Class B	609	9,745

		192,882

Norway — 0.8%

Telenor ASA	2,338	35,863

Singapore — 0.8%

DBS Group Holdings Ltd.	2,149	30,255

United Overseas Bank Ltd.	256	3,658

		33,913

Spain — 3.1%

Banco Santander SA	5,174	11,560

Bankia SA	6,546	6,661

Iberdrola SA	6,245	62,124

Industria de Diseno Textil SA	1,843	47,209

Telefonica SA	1,378	6,302

		133,856

Sweden — 1.3%

Lundin Energy AB (a)	974	25,065

Svenska Handelsbanken AB, Class A *	3,285	29,982

		55,047

Switzerland — 11.2%

Adecco Group AG (Registered)	175	7,679

Cie Financiere Richemont SA (Registered)	388	22,010

Credit Suisse Group AG (Registered) *	1,532	13,987

LafargeHolcim Ltd. (Registered) *	782	32,480

Nestle SA (Registered)	1,525	161,503

Novartis AG (Registered)	1,163	99,290

Roche Holding AG	362	125,394

Swiss Re AG (a)	277	20,138

		482,481

United Kingdom — 15.3%

3i Group plc	3,504	34,420

AstraZeneca plc	334	34,948

Aviva plc	901	2,725

Barratt Developments plc	2,853	18,603

Beazley plc	1,479	7,315

BP plc	13,097	51,608

British American Tobacco plc	1,562	60,223

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	51

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

United Kingdom — continued

Burberry Group plc	591	10,266

CK Hutchison Holdings Ltd.	2,038	15,103

Diageo plc	1,837	63,243

GlaxoSmithKline plc	2,881	60,098

HSBC Holdings plc	4,196	21,569

InterContinental Hotels Group plc	851	38,786

ITV plc	1,707	1,639

Lloyds Banking Group plc	59,548	24,094

M&G plc	9,790	16,230

Prudential plc	2,358	33,265

RELX plc	1,488	33,573

Standard Chartered plc	4,130	21,101

Taylor Wimpey plc	10,048	18,558

Tesco plc	8,973	26,540

Unilever NV	1,202	59,836

Whitbread plc	138	5,165

		658,908

United States — 0.3%

Ferguson plc	202	14,574

Total Common Stocks (Cost $4,399,744)		4,094,565

Short-term Investments — 10.3%

Investment Companies — 3.2%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.63% (d) (e) (Cost $138,217)	138,222	138,332

Investment of Cash Collateral from Securities Loaned — 7.1%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.77% (d) (e)	132,004	132,031

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.23% (d) (e)	173,313	173,313

Total Investment of Cash Collateral from Securities Loaned (Cost $305,319)		305,344

Total Short-Term Investments (Cost $443,536)		443,676

Total Investments — 105.4% (Cost $4,843,280)		4,538,241
Liabilities in Excess of Other Assets — (5.4)%		(234,531)

NET ASSETS — 100.0%		4,303,710

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Pharmaceuticals	12.0%

Banks	7.6

Insurance	3.9

Food Products	3.8

Diversified Telecommunication Services	3.5

Automobiles	3.5

Oil, Gas & Consumable Fuels	3.3

Electric Utilities	3.3

Chemicals	3.2

Textiles, Apparel & Luxury Goods	2.8

Semiconductors & Semiconductor Equipment	2.8

Personal Products	2.8

Capital Markets	2.3

Beverages	2.1

Metals & Mining	1.9

Software	1.8

Household Durables	1.7

Road & Rail	1.6

Trading Companies & Distributors	1.6

Electronic Equipment, Instruments & Components	1.6

Specialty Retail	1.5

Electrical Equipment	1.5

Tobacco	1.5

IT Services	1.3

Entertainment	1.3

Hotels, Restaurants & Leisure	1.3

Aerospace & Defense	1.3

Real Estate Management & Development	1.2

Professional Services	1.1

Food & Staples Retailing	1.0

Construction Materials	1.0

Others (each less than 1.0%)	9.1

Short-Term Investments	9.8

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

Abbreviations

ADR	American Depositary Receipt
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at April 30, 2020. The total value of securities on loan at April 30, 2020 is approximately $282,127,000.

(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of April 30, 2020.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of April 30, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

SPI 200 Index	1,011	06/2020	AUD	89,303	6,793

TOPIX Index	373	06/2020	JPY	50,520	4,704

					11,497

Abbreviations

AUD	Australian Dollar
JPY	Japanese Yen
SPI	Australian Securities Exchange
TOPIX	Tokyo Stock Price Index

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	53

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.5%

Australia — 7.6%

AGL Energy Ltd.	65	709

Alumina Ltd.	319	353

Australia & New Zealand Banking Group Ltd.	168	1,820

Beach Energy Ltd.	324	316

BHP Group Ltd.	252	5,147

BlueScope Steel Ltd.	76	496

Caltex Australia Ltd.	22	361

Challenger Ltd.	163	518

CSR Ltd.	137	330

Fortescue Metals Group Ltd.	152	1,159

Harvey Norman Holdings Ltd.	166	298

IOOF Holdings Ltd.	111	309

JB Hi-Fi Ltd.	27	601

Macquarie Group Ltd.	6	407

Metcash Ltd.	263	425

National Australia Bank Ltd.	173	1,896

Origin Energy Ltd.	165	595

Qantas Airways Ltd.	163	405

QBE Insurance Group Ltd.	58	314

Rio Tinto plc	82	3,809

South32 Ltd.	507	638

		20,906

Austria — 0.8%

AT&S Austria Technologie & Systemtechnik AG	17	294

BAWAG Group AG * (a)	15	511

Erste Group Bank AG	29	625

Raiffeisen Bank International AG	25	434

Telekom Austria AG	62	434

		2,298

Belgium — 1.2%

Ageas	21	770

Bekaert SA	16	333

bpost SA	44	306

KBC Group NV	22	1,219

Orange Belgium SA	23	380

Telenet Group Holding NV	9	392

		3,400

China — 0.5%

BOC Hong Kong Holdings Ltd.	331	1,016

CITIC Telecom International Holdings Ltd.	1,206	446

		1,462

Denmark — 1.1%

Jyske Bank A/S (Registered) *	13	348

INVESTMENTS	SHARES (000)	VALUE ($000)

Denmark — continued

Matas A/S	58	393

Pandora A/S	13	467

Scandinavian Tobacco Group A/S, Class A (a)	55	636

Solar A/S, Class B	6	218

Spar Nord Bank A/S *	46	318

Sydbank A/S	24	396

TCM Group A/S * (a)	24	346

		3,122

Finland — 1.7%

Fortum OYJ (b)	28	467

Kemira OYJ	30	361

Konecranes OYJ	14	303

Nordea Bank Abp	222	1,422

Sanoma OYJ	34	310

TietoEVRY OYJ	13	314

UPM-Kymmene OYJ	39	1,082

Valmet OYJ	19	436

		4,695

France — 7.9%

Arkema SA	5	427

Atos SE *	10	738

AXA SA	110	1,953

BNP Paribas SA	69	2,174

Cie de Saint-Gobain	36	959

Cie Generale des Etablissements Michelin SCA	12	1,163

Credit Agricole SA	96	770

Derichebourg SA	117	330

Eutelsat Communications SA	32	356

Faurecia SE	12	442

Gecina SA, REIT	5	592

Groupe Crit	9	480

IPSOS	19	365

Kaufman & Broad SA	17	601

Metropole Television SA	25	281

Natixis SA	123	291

Peugeot SA	38	539

Publicis Groupe SA (b)	20	601

Quadient	22	308

Rexel SA	34	314

Rothschild & Co.	17	328

Societe Generale SA	58	907

Sopra Steria Group	3	348

SPIE SA	27	400

Television Francaise 1 *	47	230

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

France — continued

TOTAL SA	134	4,746

Veolia Environnement SA	43	914

		21,557

Georgia — 0.3%

Bank of Georgia Group plc	27	340

TBC Bank Group plc	33	337

		677

Germany — 8.2%

1&1 Drillisch AG	16	369

Aareal Bank AG	15	237

Allianz SE (Registered)	17	3,099

Aurubis AG	8	392

Bayer AG (Registered)	56	3,682

Bayerische Motoren Werke AG	22	1,287

Deutsche Pfandbriefbank AG (a)	29	215

Deutsche Post AG (Registered)	12	356

Deutsche Telekom AG (Registered)	210	3,075

DWS Group GmbH & Co. KGaA (a)	10	326

Evonik Industries AG	24	602

Freenet AG	22	417

Fresenius SE & Co. KGaA	29	1,267

HeidelbergCement AG	13	602

HOCHTIEF AG	5	362

JOST Werke AG (a)	18	494

Jungheinrich AG (Preference)	17	309

KION Group AG	8	377

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	5	1,116

Porsche Automobil Holding SE (Preference)	13	669

Schaeffler AG (Preference)	51	344

Software AG	12	416

Volkswagen AG (Preference)	13	1,818

Wuestenrot & Wuerttembergische AG	35	611

		22,442

Hong Kong — 2.1%

CK Asset Holdings Ltd.	199	1,254

CK Infrastructure Holdings Ltd.	90	532

Haitong International Securities Group Ltd.	1,246	292

Hang Lung Properties Ltd.	253	541

Shun Tak Holdings Ltd.	976	341

Sun Hung Kai Properties Ltd.	100	1,361

VTech Holdings Ltd.	45	338

Wheelock & Co. Ltd.	113	828

INVESTMENTS	SHARES (000)	VALUE ($000)

Hong Kong — continued

Xinyi Glass Holdings Ltd.	298	345

		5,832

India — 0.1%

Rhi Magnesita NV	9	285

Ireland — 0.2%

Smurfit Kappa Group plc	17	536

Israel — 0.4%

Bank Leumi Le-Israel BM	133	718

Israel Discount Bank Ltd., Class A	135	437

		1,155

Italy — 1.9%

Anima Holding SpA (a)	109	387

Banca Farmafactoring SpA * (a)	80	413

Intesa Sanpaolo SpA	981	1,531

Mediobanca Banca di Credito Finanziario SpA	93	539

Poste Italiane SpA (a)	52	445

Rizzoli Corriere Della Sera Mediagroup SpA	570	445

UniCredit SpA *	131	1,013

Unipol Gruppo SpA	97	334

		5,107

Japan — 25.4%

77 Bank Ltd. (The)	28	376

Acom Co. Ltd.	70	282

AEON Financial Service Co. Ltd.	34	349

Aeon Mall Co. Ltd.	32	399

Aiful Corp. *	198	436

Alfresa Holdings Corp.	20	403

Aozora Bank Ltd.	24	420

Bridgestone Corp.	37	1,161

Brother Industries Ltd.	42	707

Chiba Bank Ltd. (The)	103	479

Concordia Financial Group Ltd.	155	474

Credit Saison Co. Ltd.	35	393

Dai-ichi Life Holdings, Inc.	92	1,149

DIC Corp.	13	309

DMG Mori Co. Ltd.	45	458

Dowa Holdings Co. Ltd.	14	384

Electric Power Development Co. Ltd.	25	498

Exedy Corp.	22	350

Fuji Electric Co. Ltd.	13	301

FUJIFILM Holdings Corp.	7	310

Fuyo General Lease Co. Ltd.	8	385

GS Yuasa Corp.	21	294

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	55

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Japan — continued

Hachijuni Bank Ltd. (The)	121	430

Hitachi Ltd.	33	976

Hokuhoku Financial Group, Inc.	45	369

Honda Motor Co. Ltd.	94	2,271

ITOCHU Corp.	55	1,086

Iwatani Corp.	13	441

Izumi Co. Ltd.	11	310

Japan Post Insurance Co. Ltd.	38	482

Japan Tobacco, Inc.	74	1,369

JXTG Holdings, Inc.	227	804

Kaken Pharmaceutical Co. Ltd.	6	352

Kamigumi Co. Ltd.	24	423

Kandenko Co. Ltd.	43	362

KDDI Corp.	101	2,917

Kintetsu World Express, Inc.	24	352

K’s Holdings Corp.	43	473

Kyudenko Corp.	15	409

Kyushu Financial Group, Inc.	106	446

Makino Milling Machine Co. Ltd.	12	342

Marubeni Corp.	161	773

Mebuki Financial Group, Inc.	252	530

Mitsubishi Gas Chemical Co., Inc.	35	431

Mitsubishi UFJ Financial Group, Inc.	708	2,861

Mitsubishi UFJ Lease & Finance Co. Ltd.	111	532

Mitsui & Co. Ltd.	99	1,385

Mitsui Fudosan Co. Ltd.	16	300

Mixi, Inc.	20	342

MS&AD Insurance Group Holdings, Inc.	34	988

Nexon Co. Ltd.	18	297

Nichias Corp.	15	294

Nichiha Corp.	19	347

Nippon Light Metal Holdings Co. Ltd.	223	351

Nippon Telegraph & Telephone Corp.	82	1,858

Nomura Holdings, Inc.	244	1,013

Nomura Real Estate Holdings, Inc.	28	460

NTT DOCOMO, Inc.	77	2,275

Open House Co. Ltd.	14	307

ORIX Corp.	100	1,171

Prima Meat Packers Ltd.	18	404

Rengo Co. Ltd.	38	295

Saizeriya Co. Ltd.	21	424

Sankyu, Inc.	9	334

Sanwa Holdings Corp.	38	297

Sawai Pharmaceutical Co. Ltd.	6	311

SBI Holdings, Inc.	34	626

INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued

Sekisui House Ltd.	47	813

Shimamura Co. Ltd.	3	208

Shinsei Bank Ltd.	45	548

Shizuoka Bank Ltd. (The)	95	579

Softbank Corp.	30	411

Sompo Holdings, Inc.	13	425

Sony Corp.	28	1,776

Sumitomo Bakelite Co. Ltd.	11	289

Sumitomo Forestry Co. Ltd.	31	383

Sumitomo Mitsui Financial Group, Inc.	81	2,125

Sumitomo Mitsui Trust Holdings, Inc.	31	908

Sumitomo Rubber Industries Ltd.	43	420

Suzuken Co. Ltd.	9	351

T&D Holdings, Inc.	68	585

Teijin Ltd.	37	582

Toho Holdings Co. Ltd.	22	445

Tokai Rika Co. Ltd.	27	340

Tokuyama Corp.	26	549

Tokyo Steel Manufacturing Co. Ltd.	56	355

Tokyo Tatemono Co. Ltd.	38	432

Tokyu Fudosan Holdings Corp.	115	560

Tosoh Corp.	39	482

Towa Pharmaceutical Co. Ltd.	20	414

Toyoda Gosei Co. Ltd.	20	363

Toyota Motor Corp.	117	7,221

Toyota Tsusho Corp.	30	709

TS Tech Co. Ltd.	20	550

Tsubakimoto Chain Co.	15	351

Ube Industries Ltd.	22	374

Ulvac, Inc.	12	334

Yamaha Motor Co. Ltd.	39	503

Yamato Kogyo Co. Ltd.	18	351

Yokohama Rubber Co. Ltd. (The)	30	382

Zeon Corp.	45	397

		69,652

Luxembourg — 0.4%

ArcelorMittal SA	66	719

RTL Group SA	15	486

		1,205

Malta — 0.1%

Kindred Group plc, SDR	68	323

Netherlands — 5.1%

Arcadis NV *	17	257

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Netherlands — continued

ASR Nederland NV	19	517

ING Groep NV	236	1,321

Intertrust NV (a)	24	372

Koninklijke Ahold Delhaize NV (b)	76	1,847

NIBC Holding NV (a) (b)	60	456

NN Group NV	28	798

Randstad NV *	17	693

Royal Dutch Shell plc, Class A	422	6,943

Signify NV (a)	22	440

Van Lanschot Kempen NV, CVA	21	322

		13,966

New Zealand — 0.1%

Air New Zealand Ltd.	242	197

Norway — 2.5%

Austevoll Seafood ASA	47	366

DNB ASA	88	1,068

Equinor ASA	72	1,004

Europris ASA (a)	128	468

Fjordkraft Holding ASA (a)	47	317

Komplett Bank ASA *	388	156

Norwegian Finans Holding ASA *	71	379

Olav Thon Eiendomsselskap ASA	26	329

Selvaag Bolig ASA	100	415

SpareBank 1 Nord Norge	84	504

SpareBank 1 SMN	64	468

SpareBank 1 SR-Bank ASA	66	416

Storebrand ASA	51	255

Telenor ASA	44	672

		6,817

Russia — 0.2%

Evraz plc	132	436

Singapore — 1.2%

DBS Group Holdings Ltd.	80	1,132

Jardine Cycle & Carriage Ltd.	19	263

Oversea-Chinese Banking Corp. Ltd.	217	1,385

United Overseas Bank Ltd.	37	527

		3,307

South Africa — 0.5%

Anglo American plc	80	1,415

Spain — 2.7%

ACS Actividades de Construccion y Servicios SA	33	814

Banco Bilbao Vizcaya Argentaria SA	459	1,500

Banco de Sabadell SA	725	301

INVESTMENTS	SHARES (000)	VALUE ($000)

Spain — continued

CaixaBank SA	330	593

ContourGlobal plc (a)	175	357

Enagas SA	28	648

Grupo Catalana Occidente SA	25	492

Mediaset Espana Comunicacion SA *	73	262

Repsol SA	110	997

Telefonica SA	331	1,515

		7,479

Sweden — 3.0%

AcadeMedia AB (a)	73	376

Betsson AB *	91	514

Bilia AB, Class A	29	197

Bravida Holding AB * (a)	48	386

Clas Ohlson AB, Class B	44	387

Dometic Group AB * (c)	47	313

Hoist Finance AB * (a) (b)	129	356

Intrum AB (b)	25	380

Inwido AB	80	459

LeoVegas AB (a)	136	477

Lindab International AB	54	498

Resurs Holding AB (a)	74	271

Skandinaviska Enskilda Banken AB, Class A	151	1,241

SKF AB, Class B	41	648

Svenska Handelsbanken AB, Class A *	110	1,008

Tethys Oil AB	88	448

Volvo AB, Class B	31	403

		8,362

Switzerland — 7.4%

Adecco Group AG (Registered)	18	806

BKW AG	4	307

Credit Suisse Group AG (Registered) *	117	1,065

Dufry AG (Registered)	11	349

Glencore plc *	729	1,365

Julius Baer Group Ltd. *	10	375

LafargeHolcim Ltd. (Registered) *	23	975

Novartis AG (Registered)	59	5,020

Roche Holding AG	2	707

Sulzer AG (Registered)	5	349

Swiss Life Holding AG (Registered)	3	1,111

Swiss Re AG (b)	22	1,565

Swisscom AG (Registered)	2	1,063

UBS Group AG (Registered) *	237	2,540

Zurich Insurance Group AG	9	2,736

		20,333

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	57

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — continued

United Kingdom — 13.7%

Aggreko plc	32	185

Aviva plc	290	876

Babcock International Group plc	81	428

Barclays plc	1,148	1,533

Barratt Developments plc	93	606

Bellway plc	14	460

Berkeley Group Holdings plc	6	320

BP plc	1,118	4,404

British American Tobacco plc	132	5,098

British Land Co. plc (The), REIT	110	563

BT Group plc	683	995

Capital & Counties Properties plc, REIT	138	287

CK Hutchison Holdings Ltd.	181	1,342

Close Brothers Group plc	21	292

Crest Nicholson Holdings plc	110	355

Dialog Semiconductor plc *	8	243

Dixons Carphone plc	249	242

Drax Group plc	155	406

easyJet plc	39	297

Fiat Chrysler Automobiles NV	94	819

Forterra plc (a)	91	277

Gamesys Group plc *	44	481

Great Portland Estates plc, REIT	35	297

Imperial Brands plc	78	1,643

Inchcape plc	89	559

International Consolidated Airlines Group SA	87	243

ITV plc	600	576

J Sainsbury plc	248	617

Just Group plc *	380	266

Land Securities Group plc, REIT	68	570

Legal & General Group plc	478	1,229

Lloyds Banking Group plc	4,342	1,757

M&G plc	277	460

Mitchells & Butlers plc *	24	54

Morgan Sindall Group plc	21	333

Ninety One plc *	36	77

OneSavings Bank plc	99	303

Paragon Banking Group plc	78	328

Premier Foods plc *	489	280

Prudential plc	165	2,334

Reach plc	206	204

Redrow plc	70	405

ScS Group plc	125	257

St Modwen Properties plc	65	300

Taylor Wimpey plc	360	665

INVESTMENTS	SHARES (000)		VALUE ($000)

United Kingdom — continued

Vesuvius plc	81		407

Virgin Money UK plc *	399		381

Vistry Group plc	43		432

Vodafone Group plc	889		1,254

WPP plc	124		959

			37,699

United States — 0.2%

Samsonite International SA (a)	197		167

TI Fluid Systems plc (a)	180		362

			529

Total Common Stocks (Cost $343,026)			265,194

Short-Term Investments — 3.0%

Investment Companies — 1.8%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.63% (d) (e) (Cost $4,972)	4,972		4,976

Investment of Cash Collateral from Securities Loaned — 1.2%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.77% (d) (e)	—	(f)	—	(f)

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.23% (d) (e)	3,129		3,129

Total Investment of Cash Collateral from Securities Loaned (Cost $3,129)			3,129

Total Short-Term Investments (Cost $8,101)			8,105

Total Investments — 99.5% (Cost $351,127)			273,299
Other Assets Less Liabilities — 0.5%			1,391

NET ASSETS — 100.0%			274,690

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

Summary of Investments by Industry, April 30, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Banks	16.9%

Insurance	9.0

Oil, Gas & Consumable Fuels	7.7

Metals & Mining	6.5

Automobiles	5.5

Pharmaceuticals	3.8

Diversified Telecommunication Services	3.7

Tobacco	3.2

Capital Markets	2.9

Wireless Telecommunication Services	2.9

Real Estate Management & Development	2.7

Household Durables	2.6

Auto Components	2.4

Media	2.0

Machinery	1.8

Chemicals	1.8

Trading Companies & Distributors	1.6

Diversified Financial Services	1.3

Specialty Retail	1.1

Food & Staples Retailing	1.1

Building Products	1.0

Others (each less than 1.0%)	15.5

Short-Term Investments	3.0

Abbreviations

CVA	Dutch Certification
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
SCA	Limited partnership with share capital
SDR	Swedish Depositary Receipt

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	The security or a portion of this security is on loan at April 30, 2020. The total value of securities on loan at April 30, 2020 is approximately $2,936,000.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of April 30, 2020.
(f)	Amount rounds to less than one thousand.
*	Non-income producing security.

Futures contracts outstanding as of April 30, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	57	06/2020	EUR	1,800	184

FTSE 100 Index	25	06/2020	GBP	1,847	179

TOPIX Index	11	06/2020	JPY	1,490	133

					496

Abbreviations

EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
TOPIX	Tokyo Stock Price Index

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	59

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2020 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund		JPMorgan Europe Dynamic Fund
ASSETS:
Investments in non-affiliates, at value	$7,642,916	$2,305,629		$413,214
Investments in affiliates, at value	124,572	24,084		4,185
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	129,303	6,237		41,289
Cash	2,985	3,109		100
Foreign currency, at value	3,842	3,331		138
Deposits at broker for futures contracts	—	4,223		267
Receivables:
Due from custodian	—	2,946		—
Investment securities sold	—	3,552		5,184
Fund shares sold	64,504	36,982		6
Dividends from non-affiliates	8,688	2,895		646
Dividends from affiliates	78	14		8
Tax reclaims	136	47		3,336
Securities lending income (See Note 2.C.)	76	49		13
Other assets	—	196		—

Total Assets	7,977,100	2,393,294		468,386

LIABILITIES:
Payables:
Investment securities purchased	35,735	2,946		8,999
Collateral received on securities loaned (See Note 2.C.)	129,303	6,237		41,289
Fund shares redeemed	18,391	—		218
Variation margin on futures contracts	—	673		10
Accrued liabilities:
Investment advisory fees	3,954	357		194
Administration fees	427	70		25
Distribution fees	137	—		21
Service fees	549	—	(a)	30
Custodian and accounting fees	1,819	61		52
Trustees’ and Chief Compliance Officer’s fees	2	—	(a)	—
Deferred foreign capital gains tax	999	—		—
Other	23	45		93

Total Liabilities	191,339	10,389		50,931

Net Assets	$7,785,761	$2,382,905		$417,455

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund	JPMorgan Europe Dynamic Fund
NET ASSETS:
Paid-in-Capital	$7,060,131	$2,696,140	$574,080
Total distributable earnings (loss)	725,630	(313,235)	(156,625)

Total Net Assets	$7,785,761	$2,382,905	$417,455

Net Assets:
Class A	$535,839	$—	$69,580
Class C	54,761	—	12,752
Class I	2,453,732	8	56,453
Class L	1,146,624	—	50,754
Class R2	210	—	—
Class R3	3,361	—	—
Class R4	1,928	—	—
Class R5	40,652	—	—
Class R6	3,548,654	2,382,897	227,916

Total	$7,785,761	$2,382,905	$417,455

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	19,962	—	3,542
Class C	2,107	—	734
Class I	89,344	1	2,818
Class L	41,431	—	2,502
Class R2	8	—	—
Class R3	126	—	—
Class R4	70	—	—
Class R5	1,472	—	—
Class R6	128,395	162,263	11,289

Net Asset Value (a):
Class A — Redemption price per share	$26.84	$—	$19.65
Class C — Offering price per share (b)	25.99	—	17.38
Class I — Offering and redemption price per share	27.46	14.77	20.04
Class L — Offering and redemption price per share	27.68	—	20.28
Class R2 — Offering and redemption price per share	26.60	—	—
Class R3 — Offering and redemption price per share	26.71	—	—
Class R4 — Offering and redemption price per share	27.37	—	—
Class R5 — Offering and redemption price per share	27.62	—	—
Class R6 — Offering and redemption price per share	27.64	14.69	20.19
Class A maximum sales charge	5.25%	—%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$28.33	$—	$20.74

Cost of investments in non-affiliates	$6,727,034	$2,532,594	$427,263
Cost of investments in affiliates	124,454	24,060	4,178
Cost of foreign currency	3,826	3,341	137
Investment securities on loan, at value (See Note 2.C.)	126,114	5,853	35,227
Cost of investment of cash collateral (See Note 2.C.)	129,267	6,236	41,284

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	61

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan International Advantage Fund		JPMorgan International Equity Fund	JPMorgan International Focus Fund (formerly known as JPMorgan International Unconstrained Equity Fund)
ASSETS:
Investments in non-affiliates, at value	$1,449,861		$2,626,021	$2,481,083
Investments in affiliates, at value	28,772		28,692	32,724
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	76,379		111,555	149,050
Cash	50		35	429
Foreign currency, at value	1,249		238	—
Deposits at broker for futures contracts	3,516		—	—
Receivables:
Investment securities sold	11,896		3	17,590
Fund shares sold	13		3,056	27,893
Dividends from non-affiliates	8,087		7,671	5,833
Dividends from affiliates	16		13	19
Tax reclaims	8,408		7,811	1,701
Securities lending income (See Note 2.C.)	37		27	35

Total Assets	1,588,284		2,785,122	2,716,357

LIABILITIES:
Payables:
Foreign currency due to custodian, at value	—		—	12
Investment securities purchased	15,995		1,766	30,243
Collateral received on securities loaned (See Note 2.C.)	76,379		111,555	149,050
Fund shares redeemed	151		2,898	649
Variation margin on futures contracts	66		1	4
Accrued liabilities:
Investment advisory fees	505		914	966
Administration fees	37		74	12
Distribution fees	11		66	32
Service fees	7		76	51
Custodian and accounting fees	180		230	32
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1	1
Other	103		87	49

Total Liabilities	93,434		117,668	181,101

Net Assets	$1,494,850		$2,667,454	$2,535,256

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

	JPMorgan International Advantage Fund	JPMorgan International Equity Fund	JPMorgan International Focus Fund (formerly known as JPMorgan International Unconstrained Equity Fund)
NET ASSETS:
Paid-in-Capital	$1,938,781	$2,359,232	$2,731,375
Total distributable earnings (loss)	(443,931)	308,222	(196,119)

Total Net Assets	$1,494,850	$2,667,454	$2,535,256

Net Assets:
Class A	$6,150	$302,646	$115,420
Class C	923	11,229	14,513
Class I	21,165	179,476	194,013
Class R2	23,550	2,074	1,420
Class R5	—	4,022	2,437
Class R6	1,443,062	2,168,007	2,207,453

Total	$1,494,850	$2,667,454	$2,535,256

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	388	20,636	6,049
Class C	57	810	773
Class I	1,281	12,039	10,038
Class R2	1,508	143	75
Class R5	—	269	126
Class R6	88,761	145,136	114,275

Net Asset Value (a):
Class A — Redemption price per share	$15.86	$14.67	$19.08
Class C — Offering price per share (b)	16.13	13.86	18.79
Class I — Offering and redemption price per share	16.52	14.91	19.33
Class R2 — Offering and redemption price per share	15.62	14.55	18.92
Class R5 — Offering and redemption price per share	—	14.98	19.31
Class R6 — Offering and redemption price per share	16.26	14.94	19.32
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.74	$15.48	$20.14

Cost of investments in non-affiliates	$1,518,438	$2,202,688	$2,469,881
Cost of investments in affiliates	28,749	28,678	32,695
Cost of foreign currency	1,250	240	—
Investment securities on loan, at value (See Note 2.C.)	72,637	104,180	139,159
Cost of investment of cash collateral (See Note 2.C.)	76,371	111,540	149,023

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	63

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan International Hedged Equity Fund		JPMorgan International Research Enhanced Equity Fund	JPMorgan International Value Fund
ASSETS:
Investments in non-affiliates, at value	$99,491		$4,094,565	$265,194
Investments in affiliates, at value	854		138,332	4,976
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	—		305,344	3,129
Options purchased, at value	637		—	—
Cash	528		50	50
Foreign currency, at value	56		4,837	197
Deposits at broker for futures contracts	467		11,949	735
Deposits at broker for options contracts	236		—	—
Receivables:
Due from custodian	—		—	286
Investment securities sold	5,170		132,979	27
Fund shares sold	104		4,880	404
Dividends from non-affiliates	408		16,964	1,875
Dividends from affiliates	1		76	4
Tax reclaims	177		11,735	2,566
Securities lending income (See Note 2.C.)	—		52	6
Variation margin on futures contracts	38		2,257	—
Due from adviser	10		—	—

Total Assets	108,177		4,724,020	279,449

LIABILITIES:
Payables:
Investment securities purchased	2,751		112,060	676
Collateral received on securities loaned (See Note 2.C.)	—		305,344	3,129
Fund shares redeemed	7		1,540	394
Variation margin on futures contracts	—		—	20
Outstanding options written, at fair value	9,881		—	—
Accrued liabilities:
Investment advisory fees	—		548	91
Administration fees	—		184	—
Distribution fees	—	(a)	38	29
Service fees	20		28	27
Custodian and accounting fees	40		278	57
Trustees’ and Chief Compliance Officer’s fees	—		—	—	(a)
Other	11		290	336

Total Liabilities	12,710		420,310	4,759

Net Assets	$95,467		$4,303,710	$274,690

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

	JPMorgan International Hedged Equity Fund	JPMorgan International Research Enhanced Equity Fund	JPMorgan International Value Fund
NET ASSETS:
Paid-in-Capital	$103,536	$5,086,460	$413,510
Total distributable earnings (loss)	(8,069)	(782,750)	(138,820)

Total Net Assets	$95,467	$4,303,710	$274,690

Net Assets:
Class A	$794	$192,355	$130,147
Class C	116	—	5,446
Class I	94,519	208,853	28,328
Class L	—	—	17,257
Class R2	—	—	390
Class R5	19	—	75
Class R6	19	3,902,502	93,047

Total	$95,467	$4,303,710	$274,690

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	57	12,995	14,424
Class C	8	—	623
Class I	6,724	13,940	3,060
Class L	—	—	1,876
Class R2	—	—	44
Class R5	1	—	8
Class R6	1	261,479	10,159

Net Asset Value (a):
Class A — Redemption price per share	$14.02	$14.80	$9.02
Class C — Offering price per share (b)	13.99	—	8.74
Class I — Offering and redemption price per share	14.06	14.98	9.26
Class L — Offering and redemption price per share	—	—	9.20
Class R2 — Offering and redemption price per share	—	—	8.88
Class R5 — Offering and redemption price per share	14.08	—	9.14
Class R6 — Offering and redemption price per share	14.08	14.92	9.16
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.80	$15.62	$9.52

Cost of investments in non-affiliates	$104,403	$4,399,744	$343,026
Cost of investments in affiliates	854	138,217	4,972
Cost of options purchased	5,959	—	—
Cost of foreign currency	56	4,822	197
Investment securities on loan, at value (See Note 2.C.)	—	282,127	2,936
Cost of investment of cash collateral (See Note 2.C.)	—	305,319	3,129
Premiums received from options written	7,118	—	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	65

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2020 (Unaudited)

(Amounts in thousands)

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund	JPMorgan Europe Dynamic Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$6		$17	$4
Interest income from affiliates	3		4	—
Dividend income from non-affiliates	43,444		21,417	5,980
Dividend income from affiliates	1,173		390	106
Non-cash dividend income from non-affiliates	—		—	278
Income from securities lending (net) (See Note 2.C.)	90		104	18
Foreign taxes withheld (net)	(3,265)		(1,792)	(881)

Total investment income	41,451		20,140	5,505

EXPENSES:
Investment advisory fees	24,467		3,038	1,501
Administration fees	2,699		911	188
Distribution fees:
Class A	715		—	111
Class C	226		—	63
Class R2	—	(a)	—	—
Class R3	4		—	—
Service fees:
Class A	715		—	111
Class C	75		—	21
Class I	2,662		— (a)	95
Class L	530		—	30
Class R2	—	(a)	—	—
Class R3	4		—	—
Class R4	2		—	—
Class R5	21		—	—
Custodian and accounting fees	2,188		287	48
Interest expense to affiliates	6		8	2
Professional fees	84		46	56
Trustees’ and Chief Compliance Officer’s fees	27		16	13
Printing and mailing costs	193		7	15
Registration and filing fees	154		118	43
Transfer agency fees (See Note 2.J.)	166		3	15
Offering costs (See Note 2.H.)	—		5	—
Other	41		17	10

Total expenses	34,979		4,456	2,322

Less fees waived	(2,338)		(261)	(34)
Less expense reimbursements	(93)		(5)	—

Net expenses	32,548		4,190	2,288

Net investment income (loss)	8,903		15,950	3,217

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(58,837	)(b)	(95,298)	(32,466)
Investments in affiliates	(59)		(3)	15
Futures contracts	—		2,657	2,810
Foreign currency transactions	594		(1,159)	122

Net realized gain (loss)	(58,302)		(93,803)	(29,519)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(806,995	)(c)	(267,850)	(59,429)
Investments in affiliates	137		21	12
Futures contracts	—		2,062	301
Foreign currency translations	(261)		(88)	(8)

Change in net unrealized appreciation/depreciation	(807,119)		(265,855)	(59,124)

Net realized/unrealized gains (losses)	(865,421)		(359,658)	(88,643)

Change in net assets resulting from operations	$(856,518)		$(343,708)	$(85,426)

(a)	Amount rounds to less than one thousand.
(b)	Net of foreign capital gains tax of approximately $(145,000) for JPMorgan Emerging Markets Equity Fund.
(c)	Net of change in foreign capital gains tax of approximately $19,418,000 for JPMorgan Emerging Markets Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

	JPMorgan International Advantage Fund	JPMorgan International Equity Fund	JPMorgan International Focus Fund (formerly known as JPMorgan International Unconstrained Equity Fund)
INVESTMENT INCOME:
Interest income from non-affiliates	$21	$3	$— (a)
Interest income from affiliates	—	—	5
Dividend income from non-affiliates	26,357	34,007	24,951
Dividend income from affiliates	311	370	343
Income from securities lending (net) (See Note 2.C.)	75	96	87
Foreign taxes withheld (net)	(2,203)	(2,825)	(1,762)

Total investment income	24,561	31,651	23,624

EXPENSES:
Investment advisory fees	4,613	7,251	8,080
Administration fees	692	1,088	1,010
Distribution fees:
Class A	155	400	150
Class C	5	49	66
Class R2	70	5	3
Service fees:
Class A	155	400	150
Class C	2	16	22
Class I	93	243	249
Class R2	35	3	2
Class R5	—	2	1
Custodian and accounting fees	222	262	100
Interest expense to affiliates	23	13	29
Professional fees	70	69	50
Trustees’ and Chief Compliance Officer’s fees	17	20	17
Printing and mailing costs	8	29	21
Registration and filing fees	45	54	72
Transfer agency fees (See Note 2.J.)	45	38	22
Other	30	29	20

Total expenses	6,280	9,971	10,064

Less fees waived	(1,214)	(1,769)	(2,113)
Less expense reimbursements	— (a)	(1)	(7)

Net expenses	5,066	8,201	7,944

Net investment income (loss)	19,495	23,450	15,680

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(91,235)	(70,225)	(167,850)
Investments in affiliates	(48)	(29)	18
Futures contracts	(5,042)	—	—
Foreign currency transactions	471	(42)	(1,503)

Net realized gain (loss)	(95,854)	(70,296)	(169,335)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(253,979)	(337,081)	(121,074)
Investments in affiliates	24	20	47
Futures contracts	(1,426)	—	—
Foreign currency translations	66	168	119

Change in net unrealized appreciation/depreciation	(255,315)	(336,893)	(120,908)

Net realized/unrealized gains (losses)	(351,169)	(407,189)	(290,243)

Change in net assets resulting from operations	$(331,674)	$(383,739)	$(274,563)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	67

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2020 (Unaudited) (continued)

(Amounts in thousands)

	JPMorgan International Hedged Equity Fund	JPMorgan International Research Enhanced Equity Fund	JPMorgan International Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1	$39	$3
Interest income from affiliates	— (a)	— (a)	—
Dividend income from non-affiliates	1,397	68,634	6,519
Dividend income from affiliates	20	1,357	63
Income from securities lending (net) (See Note 2.C.)	—	136	35
Foreign taxes withheld (net)	(131)	(7,045)	(725)

Total investment income	1,287	63,121	5,895

EXPENSES:
Investment advisory fees	109	4,807	956
Administration fees	33	1,803	130
Distribution fees:
Class A	1	248	203
Class C	— (a)	—	29
Class R2	—	—	1
Service fees:
Class A	1	248	203
Class C	— (a)	—	9
Class I	108	277	51
Class L	—	—	13
Class R2	—	—	1
Class R5	— (a)	—	— (a)
Custodian and accounting fees	47	344	57
Interest expense to affiliates	3	13	2
Professional fees	55	96	54
Trustees’ and Chief Compliance Officer’s fees	12	21	13
Printing and mailing costs	1	123	17
Registration and filing fees	35	7	48
Transfer agency fees (See Note 2.J.)	1	47	10
Offering costs (See Note 2.H.)	39	—	—
Other	6	75	5

Total expenses	451	8,109	1,802

Less fees waived	(131)	(1,788)	(393)
Less expense reimbursements	(56)	—	— (a)

Net expenses	264	6,321	1,409

Net investment income (loss)	1,023	56,800	4,486

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(6,903)	(264,291)	(16,043)
Investments in affiliates	—	(55)	2
Options purchased	23,651	—	—
Futures contracts	(760)	(32,296)	(1,685)
Foreign currency transactions	(21)	(1,379)	(83)
Options written	(12,085)	—	—

Net realized gain (loss)	3,882	(298,021)	(17,809)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(6,452)	(525,910)	(72,619)
Investments in affiliates	—	122	3
Options purchased	(4,937)	—	—
Futures contracts	252	9,940	453
Foreign currency translations	10	559	16
Options written	(2,683)	—	—

Change in net unrealized appreciation/depreciation	(13,810)	(515,289)	(72,147)

Net realized/unrealized gains (losses)	(9,928)	(813,310)	(89,956)

Change in net assets resulting from operations	$(8,905)	$(756,510)	$(85,470)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Period Ended October 31, 2019 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,903	$55,860	$15,950	$11,213
Net realized gain (loss)	(58,302)	(2,141)	(93,803)	2,423
Change in net unrealized appreciation/depreciation	(807,119)	1,186,420	(265,855)	40,909

Change in net assets resulting from operations	(856,518)	1,240,139	(343,708)	54,545

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(3,084)	(1,554)	—	—
Class C	(79)	(59)	—	—
Class I (b)	(15,303)	(6,646)	— (c)	—
Class L	(8,491)	(4,471)	—	—
Class R2	(1)	(1)	—	—
Class R3	(21)	(1)	—	—
Class R4	(11)	(11)	—	—
Class R5	(349)	(296)	—	—
Class R6	(29,101)	(30,900)	(24,046)	(26)

Total distributions to shareholders	(56,440)	(43,939)	(24,046)	(26)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,385,042	516,272	660,085	2,036,055

NET ASSETS:
Change in net assets	1,472,084	1,712,472	292,331	2,090,574
Beginning of period	6,313,677	4,601,205	2,090,574	—

End of period	$7,785,761	$6,313,677	$2,382,905	$2,090,574

(a)	Commencement of operations was December 11, 2018.
(b)	Commencement of offering of class of shares effective January 30, 2019 for JPMorgan Emerging Markets Research Enhanced Equity Fund.
(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	69

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Europe Dynamic Fund		JPMorgan International Advantage Fund
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,217	$16,941	$19,495	$104,540
Net realized gain (loss)	(29,519)	(56,539)	(95,854)	(246,836)
Change in net unrealized appreciation/depreciation	(59,124)	83,325	(255,315)	254,655

Change in net assets resulting from operations	(85,426)	43,727	(331,674)	112,359

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(2,780)	(2,841)	(8,620)	(3,427)
Class C	(497)	(583)	(54)	(25)
Class I	(2,605)	(3,245)	(5,381)	(1,458)
Class L	(2,069)	(2,456)	—	—
Class R2	—	—	(1,467)	(638)
Class R6	(8,878)	(7,813)	(92,520)	(82,457)

Total distributions to shareholders	(16,829)	(16,938)	(108,042)	(88,005)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(22,535)	(169,891)	123,217	(1,616,261)

NET ASSETS:
Change in net assets	(124,790)	(143,102)	(316,499)	(1,591,907)
Beginning of period	542,245	685,347	1,811,349	3,403,256

End of period	$417,455	$542,245	$1,494,850	$1,811,349

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

	JPMorgan International Equity Fund		JPMorgan International Focus Fund (formerly known as JPMorgan International Unconstrained Equity Fund)
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$23,450	$101,506	$15,680	$8,884
Net realized gain (loss)	(70,296)	(46,740)	(169,335)	(22,506)
Change in net unrealized appreciation/depreciation	(336,893)	522,611	(120,908)	157,799

Change in net assets resulting from operations	(383,739)	577,377	(274,563)	144,177

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(9,505)	(8,158)	(46)	(1,618)
Class C	(344)	(520)	—	(296)
Class I	(6,207)	(5,904)	(431)	(3,745)
Class R2	(65)	(56)	—	(15)
Class R5	(124)	(691)	(9)	(72)
Class R6	(80,146)	(140,365)	(10,047)	(4,394)

Total distributions to shareholders	(96,391)	(155,694)	(10,533)	(10,140)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	150,578	(1,693,771)	220,711	1,990,374

NET ASSETS:
Change in net assets	(329,552)	(1,272,088)	(64,385)	2,124,411
Beginning of period	2,997,006	4,269,094	2,599,641	475,230

End of period	$2,667,454	$2,997,006	$2,535,256	$2,599,641

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	71

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Hedged Equity Fund		JPMorgan International Research Enhanced Equity Fund
	Six Months Ended April 30, 2020 (Unaudited)	Period Ended October 31, 2019 (a)	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,023	$1,122	$56,800	$151,040
Net realized gain (loss)	3,882	10	(298,021)	(161,154)
Change in net unrealized appreciation/depreciation	(13,810)	1,073	(515,289)	483,831

Change in net assets resulting from operations	(8,905)	2,205	(756,510)	473,717

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(5)	—	(5,482)	(6,271)
Class C	(1)	—	—	—
Class I	(1,362)	—	(6,829)	(5,060)
Class R5	— (b)	—	—	—
Class R6	(1)	—	(143,050)	(149,729)

Total distributions to shareholders	(1,369)	—	(155,361)	(161,060)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	45,499	58,037	381,107	(178,801)

NET ASSETS:
Change in net assets	35,225	60,242	(530,764)	133,856
Beginning of period	60,242	—	4,834,474	4,700,618

End of period	$95,467	$60,242	$4,303,710	$4,834,474

(a)	Commencement of operations was March 15, 2019.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

	JPMorgan International Value Fund
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,486	$16,269
Net realized gain (loss)	(17,809)	(46,232)
Change in net unrealized appreciation/depreciation	(72,147)	36,164

Change in net assets resulting from operations	(85,470)	6,201

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(7,133)	(7,451)
Class C	(299)	(419)
Class I	(1,823)	(2,481)
Class L	(1,237)	(2,611)
Class R2	(21)	(40)
Class R5	(4)	(3)
Class R6	(5,532)	(5,309)

Total distributions to shareholders	(16,049)	(18,314)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(17,063)	(116,184)

NET ASSETS:
Change in net assets	(118,582)	(128,297)
Beginning of period	393,272	521,569

End of period	$274,690	$393,272

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	73

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Period Ended October 31, 2019 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$237,869	$312,341	$—	$—
Distributions reinvested	3,026	1,529	—	—
Cost of shares redeemed	(153,385)	(252,175)	—	—

Change in net assets resulting from Class A capital transactions	$87,510	$61,695	$—	$—

Class C
Proceeds from shares issued	$16,153	$19,144	$—	$—
Distributions reinvested	76	58	—	—
Cost of shares redeemed	(10,577)	(17,205)	—	—

Change in net assets resulting from Class C capital transactions	$5,652	$1,997	$—	$—

Class I (b)
Proceeds from shares issued	$1,606,660	$1,177,539	$8	$12,188
Distributions reinvested	13,741	5,945	— (c)	—
Cost of shares redeemed	(614,642)	(465,628)	(3)	(11,910)

Change in net assets resulting from Class I capital transactions	$1,005,759	$717,856	$5	$278

Class L
Proceeds from shares issued	$571,163	$534,452	$—	$—
Distributions reinvested	8,347	3,845	—	—
Cost of shares redeemed	(226,907)	(228,859)	—	—

Change in net assets resulting from Class L capital transactions	$352,603	$309,438	$—	$—

Class R2
Proceeds from shares issued	$117	$51	$—	$—
Distributions reinvested	1	1	—	—
Cost of shares redeemed	(26)	(26)	—	—

Change in net assets resulting from Class R2 capital transactions	$92	$26	$—	$—

Class R3
Proceeds from shares issued	$2,020	$2,108	$—	$—
Distributions reinvested	21	1	—	—
Cost of shares redeemed	(521)	(478)	—	—

Change in net assets resulting from Class R3 capital transactions	$1,520	$1,631	$—	$—

Class R4
Proceeds from shares issued	$1,087	$1,602	$—	$—
Distributions reinvested	11	11	—	—
Cost of shares redeemed	(243)	(608)	—	—

Change in net assets resulting from Class R4 capital transactions	$855	$1,005	$—	$—

Class R5
Proceeds from shares issued	$10,691	$42,685	$—	$—
Distributions reinvested	349	296	—	—
Cost of shares redeemed	(7,875)	(9,680)	—	—

Change in net assets resulting from Class R5 capital transactions	$3,165	$33,301	$—	$—

Class R6
Proceeds from shares issued	$1,233,624	$1,266,740	$821,949	$2,052,510
Distributions reinvested	28,461	30,363	24,046	26
Cost of shares redeemed	(334,199)	(1,907,780)	(185,915)	(16,759)

Change in net assets resulting from Class R6 capital transactions	$927,886	$(610,677)	$660,080	$2,035,777

Total change in net assets resulting from capital transactions	$2,385,042	$516,272	$660,085	$2,036,055

(a)	Commencement of operations was December 11, 2018.
(b)	Commencement of offering of class of shares effective January 30, 2019 for JPMorgan Emerging Markets Research Enhanced Equity Fund.
(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)		Period Ended October 31, 2019 (a)
SHARE TRANSACTIONS:
Class A
Issued	7,867	11,352	—		—
Reinvested	95	64	—		—
Redeemed	(5,439)	(9,475)	—		—

Change in Class A Shares	2,523	1,941	—		—

Class C
Issued	544	712	—		—
Reinvested	2	3	—		—
Redeemed	(394)	(650)	—		—

Change in Class C Shares	152	65	—		—

Class I (b)
Issued	54,439	41,001	1		744
Reinvested	423	243	—	(c)	—
Redeemed	(21,567)	(16,821)	—	(c)	(744)

Change in Class I Shares	33,295	24,423	1		— (c)

Class L
Issued	19,333	18,682	—		—
Reinvested	255	156	—		—
Redeemed	(8,024)	(8,295)	—		—

Change in Class L Shares	11,564	10,543	—		—

Class R2
Issued	4	2	—		—
Reinvested	— (c)	— (c)	—		—
Redeemed	(1)	(1)	—		—

Change in Class R2 Shares	3	1	—		—

Class R3
Issued	71	75	—		—
Reinvested	1	— (c)	—		—
Redeemed	(18)	(17)	—		—

Change in Class R3 Shares	54	58	—		—

Class R4
Issued	36	62	—		—
Reinvested	— (c)	— (c)	—		—
Redeemed	(8)	(21)	—		—

Change in Class R4 Shares	28	41	—		—

Class R5
Issued	366	1,616	—		—
Reinvested	11	12	—		—
Redeemed	(257)	(344)	—		—

Change in Class R5 Shares	120	1,284	—		—

Class R6
Issued	40,965	43,818	47,861		125,486
Reinvested	871	1,233	1,356		2
Redeemed	(11,337)	(66,518)	(11,415)		(1,027)

Change in Class R6 Shares	30,499	(21,467)	37,802		124,461

(a)	Commencement of operations was December 11, 2018.
(b)	Commencement of offering of class of shares effective January 30, 2019 for JPMorgan Emerging Markets Research Enhanced Equity Fund.
(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	75

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Europe Dynamic Fund		JPMorgan International Advantage Fund
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,788	$5,583	$54,404	$38,451
Distributions reinvested	2,695	2,751	8,609	3,422
Cost of shares redeemed	(14,953)	(39,739)	(174,742)	(45,280)

Change in net assets resulting from Class A capital transactions	$(10,470)	$(31,405)	$(111,729)	$(3,407)

Class C
Proceeds from shares issued	$126	$246	$114	$175
Distributions reinvested	476	552	54	25
Cost of shares redeemed	(4,283)	(12,991)	(193)	(662)

Change in net assets resulting from Class C capital transactions	$(3,681)	$(12,193)	$(25)	$(462)

Class I
Proceeds from shares issued	$3,354	$10,005	$45,514	$19,041
Distributions reinvested	2,443	3,023	5,375	1,457
Cost of shares redeemed	(20,510)	(69,458)	(71,431)	(15,652)

Change in net assets resulting from Class I capital transactions	$(14,713)	$(56,430)	$(20,542)	$4,846

Class L
Proceeds from shares issued	$6,671	$13,398	$—	$—
Distributions reinvested	2,057	2,405	—	—
Cost of shares redeemed	(11,049)	(346,212)	—	—

Change in net assets resulting from Class L capital transactions	$(2,321)	$(330,409)	$—	$—

Class R2
Proceeds from shares issued	$—	$—	$3,208	$6,565
Distributions reinvested	—	—	1,448	631
Cost of shares redeemed	—	—	(5,799)	(8,605)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$(1,143)	$(1,409)

Class R6
Proceeds from shares issued	$4,849	$294,863	$213,209	$108,992
Distributions reinvested	8,878	7,813	92,498	82,457
Cost of shares redeemed	(5,077)	(42,130)	(49,051)	(1,807,278)

Change in net assets resulting from Class R6 capital transactions	$8,650	$260,546	$256,656	$(1,615,829)

Total change in net assets resulting from capital transactions	$(22,535)	$(169,891)	$123,217	$(1,616,261)

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

	JPMorgan Europe Dynamic Fund		JPMorgan International Advantage Fund
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
SHARE TRANSACTIONS:
Class A
Issued	76	248	2,723	2,015
Reinvested	110	131	438	193
Redeemed	(697)	(1,745)	(10,625)	(2,379)

Change in Class A Shares	(511)	(1,366)	(7,464)	(171)

Class C
Issued	7	12	6	8
Reinvested	22	30	3	2
Redeemed	(217)	(646)	(12)	(34)

Change in Class C Shares	(188)	(604)	(3)	(24)

Class I
Issued	142	440	2,179	962
Reinvested	97	141	262	79
Redeemed	(920)	(3,038)	(4,402)	(792)

Change in Class I Shares	(681)	(2,457)	(1,961)	249

Class L
Issued	315	577	—	—
Reinvested	81	111	—	—
Redeemed	(516)	(14,510)	—	—

Change in Class L Shares	(120)	(13,822)	—	—

Class R2
Issued	—	—	181	348
Reinvested	—	—	75	36
Redeemed	—	—	(323)	(455)

Change in Class R2 Shares	—	—	(67)	(71)

Class R6
Issued	263	12,295	10,435	5,671
Reinvested	352	363	4,595	4,558
Redeemed	(221)	(1,764)	(2,541)	(91,586)

Change in Class R6 Shares	394	10,894	12,489	(81,357)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	77

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Equity Fund		JPMorgan International Focus Fund (formerly known as JPMorgan International Unconstrained Equity Fund)
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$97,651	$125,560	$27,186	$47,607
Distributions reinvested	9,447	8,068	45	1,609
Cost of shares redeemed	(78,545)	(76,633)	(13,197)	(32,948)

Change in net assets resulting from Class A capital transactions	$28,553	$56,995	$14,034	$16,268

Class C
Proceeds from shares issued	$813	$2,176	$1,451	$2,738
Distributions reinvested	324	495	—	294
Cost of shares redeemed	(2,392)	(8,733)	(3,465)	(10,067)

Change in net assets resulting from Class C capital transactions	$(1,255)	$(6,062)	$(2,014)	$(7,035)

Class I
Proceeds from shares issued	$79,743	$77,428	$86,854	$86,285
Distributions reinvested	6,146	5,819	416	3,656
Cost of shares redeemed	(64,032)	(90,398)	(46,662)	(125,224)

Change in net assets resulting from Class I capital transactions	$21,857	$(7,151)	$40,608	$(35,283)

Class R2
Proceeds from shares issued	$1,156	$1,194	$743	$494
Distributions reinvested	59	29	—	15
Cost of shares redeemed	(838)	(1,136)	(212)	(377)

Change in net assets resulting from Class R2 capital transactions	$377	$87	$531	$132

Class R5
Proceeds from shares issued	$1,096	$744	$350	$603
Distributions reinvested	123	691	9	72
Cost of shares redeemed	(274)	(18,958)	(750)	(1,414)

Change in net assets resulting from Class R5 capital transactions	$945	$(17,523)	$(391)	$(739)

Class R6
Proceeds from shares issued	$230,222	$458,174	$254,951	$2,126,631
Distributions reinvested	80,145	140,364	10,047	4,394
Cost of shares redeemed	(210,266)	(2,318,655)	(97,055)	(113,994)

Change in net assets resulting from Class R6 capital transactions	$100,101	$(1,720,117)	$167,943	$2,017,031

Total change in net assets resulting from capital transactions	$150,578	$(1,693,771)	$220,711	$1,990,374

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

	JPMorgan International Equity Fund		JPMorgan International Focus Fund (formerly known as JPMorgan International Unconstrained Equity Fund)
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
SHARE TRANSACTIONS:
Class A
Issued	6,055	7,833	1,299	2,430
Reinvested	541	554	2	93
Redeemed	(4,967)	(4,832)	(673)	(1,724)

Change in Class A Shares	1,629	3,555	628	799

Class C
Issued	56	147	70	141
Reinvested	20	36	—	17
Redeemed	(159)	(577)	(181)	(527)

Change in Class C Shares	(83)	(394)	(111)	(369)

Class I
Issued	4,845	4,793	4,107	4,374
Reinvested	346	394	18	209
Redeemed	(4,019)	(5,690)	(2,381)	(6,516)

Change in Class I Shares	1,172	(503)	1,744	(1,933)

Class R2
Issued	69	74	36	25
Reinvested	3	2	—	1
Redeemed	(51)	(73)	(11)	(19)

Change in Class R2 Shares	21	3	25	7

Class R5
Issued	64	45	16	30
Reinvested	7	47	1	4
Redeemed	(17)	(1,108)	(35)	(71)

Change in Class R5 Shares	54	(1,016)	(18)	(37)

Class R6
Issued	14,062	27,715	11,919	102,465
Reinvested	4,510	9,522	444	252
Redeemed	(12,969)	(137,801)	(4,663)	(5,610)

Change in Class R6 Shares	5,603	(100,564)	7,700	97,107

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	79

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Hedged Equity Fund			JPMorgan International Research Enhanced Equity Fund
	Six Months Ended April 30, 2020 (Unaudited)		Period Ended October 31, 2019 (a)	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$605		$321	$77,723	$51,799
Distributions reinvested	5		—	5,420	6,196
Cost of shares redeemed	(90)		—	(70,651)	(62,547)

Change in net assets resulting from Class A capital transactions	$520		$321	$12,492	$(4,552)

Class C
Proceeds from shares issued	$7		$118	$—	$—
Distributions reinvested	1		—	—	—
Cost of shares redeemed	—		—	—	—

Change in net assets resulting from Class C capital transactions	$8		$118	$—	$—

Class I
Proceeds from shares issued	$62,691		$57,561	$125,017	$82,525
Distributions reinvested	1,362		—	6,822	5,050
Cost of shares redeemed	(19,083)		(3)	(64,919)	(66,489)

Change in net assets resulting from Class I capital transactions	$44,970		$57,558	$66,920	$21,086

Class R5
Proceeds from shares issued	$—		$20	$—	$—
Distributions reinvested	—	(b)	—	—	—
Cost of shares redeemed	—		—	—	—

Change in net assets resulting from Class R5 capital transactions	$—	(b)	$20	$—	$—

Class R6
Proceeds from shares issued	$—		$20	$496,013	$567,656
Distributions reinvested	1		—	143,050	149,727
Cost of shares redeemed	—		—	(337,368)	(912,718)

Change in net assets resulting from Class R6 capital transactions	$1		$20	$301,695	$(195,335)

Total change in net assets resulting from capital transactions	$45,499		$58,037	$381,107	$(178,801)

(a)	Commencement of operations was March 15, 2019.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

	JPMorgan International Hedged Equity Fund				JPMorgan International Research Enhanced Equity Fund
	Six Months Ended April 30, 2020 (Unaudited)		Period Ended October 31, 2019 (a)		Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
SHARE TRANSACTIONS:
Class A
Issued	42		21		5,057	3,097
Reinvested	—	(b)	—		298	402
Redeemed	(6)		—		(4,254)	(3,722)

Change in Class A Shares	36		21		1,101	(223)

Class C
Issued	—	(b)	8		—	—
Reinvested	—	(b)	—		—	—
Redeemed	—		—		—	—

Change in Class C Shares	—	(b)	8		—	—

Class I
Issued	4,184		3,829		7,579	4,837
Reinvested	87		—		371	324
Redeemed	(1,376)		—	(b)	(4,230)	(3,915)

Change in Class I Shares	2,895		3,829		3,720	1,246

Class R5
Issued	—		1		—	—
Reinvested	—	(b)	—		—	—
Redeemed	—		—		—	—

Change in Class R5 Shares	—	(b)	1		—	—

Class R6
Issued	—		1		28,737	32,819
Reinvested	—	(b)	—		7,817	9,647
Redeemed	—		—		(20,055)	(53,561)

Change in Class R6 Shares	—	(b)	1		16,499	(11,095)

(a)	Commencement of operations was March 15, 2019.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	81

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Value Fund
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$14,333	$27,178
Distributions reinvested	7,043	7,349
Cost of shares redeemed	(25,014)	(90,605)

Change in net assets resulting from Class A capital transactions	$(3,638)	$(56,078)

Class C
Proceeds from shares issued	$143	$419
Distributions reinvested	270	378
Cost of shares redeemed	(2,233)	(5,138)

Change in net assets resulting from Class C capital transactions	$(1,820)	$(4,341)

Class I
Proceeds from shares issued	$4,179	$8,440
Distributions reinvested	1,679	2,109
Cost of shares redeemed	(10,546)	(29,305)

Change in net assets resulting from Class I capital transactions	$(4,688)	$(18,756)

Class L
Proceeds from shares issued	$1,004	$2,046
Distributions reinvested	569	762
Cost of shares redeemed	(7,149)	(42,881)

Change in net assets resulting from Class L capital transactions	$(5,576)	$(40,073)

Class R2
Proceeds from shares issued	$74	$312
Distributions reinvested	17	15
Cost of shares redeemed	(242)	(590)

Change in net assets resulting from Class R2 capital transactions	$(151)	$(263)

Class R5
Proceeds from shares issued	$17	$16
Distributions reinvested	4	3
Cost of shares redeemed	(8)	— (a)

Change in net assets resulting from Class R5 capital transactions	$13	$19

Class R6
Proceeds from shares issued	$20,767	$40,286
Distributions reinvested	5,075	4,629
Cost of shares redeemed	(27,045)	(41,607)

Change in net assets resulting from Class R6 capital transactions	$(1,203)	$3,308

Total change in net assets resulting from capital transactions	$(17,063)	$(116,184)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

	JPMorgan International Value Fund
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
SHARE TRANSACTIONS:
Class A
Issued	1,326	2,279
Reinvested	572	663
Redeemed	(2,320)	(7,568)

Change in Class A Shares	(422)	(4,626)

Class C
Issued	12	37
Reinvested	23	35
Redeemed	(204)	(449)

Change in Class C Shares	(169)	(377)

Class I
Issued	353	695
Reinvested	133	186
Redeemed	(1,055)	(2,449)

Change in Class I Shares	(569)	(1,568)

Class L
Issued	90	184
Reinvested	45	67
Redeemed	(686)	(3,624)

Change in Class L Shares	(551)	(3,373)

Class R2
Issued	8	27
Reinvested	1	1
Redeemed	(25)	(52)

Change in Class R2 Shares	(16)	(24)

Class R5
Issued	2	2
Reinvested	— (a)	— (a)
Redeemed	(1)	— (a)

Change in Class R5 Shares	1	2

Class R6
Issued	1,975	3,351
Reinvested	407	412
Redeemed	(2,353)	(3,438)

Change in Class R6 Shares	29	325

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Emerging Markets Equity Fund
Class A
Six Months Ended April 30, 2020 (Unaudited)	$30.07	$(0.01)	$(3.05)	$(3.06)	$(0.17)
Year Ended October 31, 2019	23.84	0.19	6.16	6.35	(0.12)
Year Ended October 31, 2018	27.58	0.14	(3.84)	(3.70)	(0.04)
Year Ended October 31, 2017	21.79	0.09	5.80	5.89	(0.10)
Year Ended October 31, 2016	19.53	0.09	2.28	2.37	(0.11)
Year Ended October 31, 2015	23.72	0.12 (f)	(4.12)	(4.00)	(0.19)

Class C
Six Months Ended April 30, 2020 (Unaudited)	29.07	(0.08)	(2.96)	(3.04)	(0.04)
Year Ended October 31, 2019	23.08	0.04	5.98	6.02	(0.03)
Year Ended October 31, 2018	26.80	0.02	(3.74)	(3.72)	— (g)
Year Ended October 31, 2017	21.18	(0.04)	5.67	5.63	(0.01)
Year Ended October 31, 2016	18.96	(0.01)	2.23	2.22	—
Year Ended October 31, 2015	23.03	0.03 (f)	(4.02)	(3.99)	(0.08)

Class I
Six Months Ended April 30, 2020 (Unaudited)	30.79	0.03	(3.11)	(3.08)	(0.25)
Year Ended October 31, 2019	24.45	0.27	6.29	6.56	(0.22)
Year Ended October 31, 2018	28.29	0.24	(3.96)	(3.72)	(0.12)
Year Ended October 31, 2017	22.33	0.16	5.94	6.10	(0.14)
Year Ended October 31, 2016	19.98	0.13	2.35	2.48	(0.13)
Year Ended October 31, 2015	24.24	0.19 (f)	(4.21)	(4.02)	(0.24)

Class L
Six Months Ended April 30, 2020 (Unaudited)	31.03	0.04	(3.12)	(3.08)	(0.27)
Year Ended October 31, 2019	24.63	0.29	6.35	6.64	(0.24)
Year Ended October 31, 2018	28.49	0.26	(3.99)	(3.73)	(0.13)
Year Ended October 31, 2017	22.49	0.21	5.96	6.17	(0.17)
Year Ended October 31, 2016	20.15	0.17	2.35	2.52	(0.18)
Year Ended October 31, 2015	24.42	0.23 (f)	(4.26)	(4.03)	(0.24)

Class R2
Six Months Ended April 30, 2020 (Unaudited)	29.78	(0.05)	(3.02)	(3.07)	(0.11)
Year Ended October 31, 2019	23.73	0.08	6.13	6.21	(0.16)
Year Ended October 31, 2018	27.57	0.07	(3.83)	(3.76)	(0.08)
July 31, 2017 (h) through October 31, 2017	26.40	(0.01)	1.18	1.17	—

Class R3
Six Months Ended April 30, 2020 (Unaudited)	29.96	(0.02)	(3.02)	(3.04)	(0.21)
Year Ended October 31, 2019	23.78	0.25	6.06	6.31	(0.13)
Year Ended October 31, 2018	27.59	0.22	(3.92)	(3.70)	(0.11)
July 31, 2017 (h) through October 31, 2017	26.40	0.01	1.18	1.19	—

Class R4
Six Months Ended April 30, 2020 (Unaudited)	30.68	0.02	(3.11)	(3.09)	(0.22)
Year Ended October 31, 2019	24.42	0.27	6.25	6.52	(0.26)
Year Ended October 31, 2018	28.28	0.18	(3.91)	(3.73)	(0.13)
July 31, 2017 (h) through October 31, 2017	27.05	0.02	1.21	1.23	—

Class R5
Six Months Ended April 30, 2020 (Unaudited)	30.96	0.04	(3.12)	(3.08)	(0.26)
Year Ended October 31, 2019	24.60	0.31	6.31	6.62	(0.26)
Year Ended October 31, 2018	28.47	0.39	(4.11)	(3.72)	(0.15)
Year Ended October 31, 2017	22.49	0.15	6.01	6.16	(0.18)
September 9, 2016 (h) through October 31, 2016	22.40	0.01	0.08	0.09	—

Class R6
Six Months Ended April 30, 2020 (Unaudited)	31.00	0.06	(3.13)	(3.07)	(0.29)
Year Ended October 31, 2019	24.60	0.31	6.35	6.66	(0.26)
Year Ended October 31, 2018	28.46	0.29	(3.99)	(3.70)	(0.16)
Year Ended October 31, 2017	22.46	0.21	5.98	6.19	(0.19)
Year Ended October 31, 2016	20.13	0.19	2.35	2.54	(0.21)
Year Ended October 31, 2015	24.44	0.22 (f)	(4.23)	(4.01)	(0.30)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Amount rounds to less than $0.005.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$26.84	(10.26)%	$535,839	1.24%	(0.10)%	1.34%	7%
30.07	26.77	524,357	1.24	0.69	1.47	34
23.84	(13.44)	369,490	1.24	0.51	1.52	13
27.58	27.22	525,451	1.35	0.36	1.58	22
21.79	12.25	411,713	1.44	0.44	1.76	23
19.53	(16.95)	274,710	1.61	0.57 (f)	1.88	35

25.99	(10.48)	54,761	1.74	(0.60)	1.85	7
29.07	26.12	56,830	1.74	0.15	1.98	34
23.08	(13.87)	43,612	1.74	0.06	2.02	13
26.80	26.58	48,497	1.85	(0.15)	2.09	22
21.18	11.71	39,568	1.95	(0.06)	2.26	23
18.96	(17.38)	43,387	2.10	0.13 (f)	2.33	35

27.46	(10.14)	2,453,732	0.99	0.17	1.08	7
30.79	27.04	1,725,882	0.99	0.94	1.21	34
24.45	(13.23)	773,142	0.99	0.84	1.26	13
28.29	27.54	629,451	1.10	0.62	1.30	22
22.33	12.51	301,959	1.20	0.66	1.43	23
19.98	(16.70)	502,729	1.35	0.88 (f)	1.48	35

27.68	(10.07)	1,146,624	0.89	0.27	0.93	7
31.03	27.20	926,781	0.89	1.00	1.06	34
24.63	(13.16)	475,997	0.89	0.91	1.11	13
28.49	27.72	430,860	0.95	0.84	1.14	22
22.49	12.71	390,647	1.04	0.84	1.22	23
20.15	(16.60)	316,635	1.21	1.05 (f)	1.31	35

26.60	(10.37)	210	1.54	(0.37)	1.99	7
29.78	26.35	145	1.54	0.31	2.26	34
23.73	(13.69)	95	1.54	0.26	2.04	13
27.57	4.43	21	1.60	(0.17)	1.80	22

26.71	(10.25)	3,361	1.29	(0.14)	1.35	7
29.96	26.67	2,151	1.29	0.90	1.49	34
23.78	(13.49)	341	1.29	0.81	1.59	13
27.59	4.51	21	1.35	0.08	1.55	22

27.37	(10.17)	1,928	1.04	0.15	1.10	7
30.68	26.98	1,300	1.04	0.94	1.23	34
24.42	(13.25)	26	1.04	0.63	1.62	13
28.28	4.55	21	1.10	0.33	1.30	22

27.62	(10.08)	40,652	0.89	0.25	0.95	7
30.96	27.19	41,872	0.89	1.08	1.08	34
24.60	(13.14)	1,672	0.89	1.37	1.11	13
28.47	27.72	217	0.95	0.58	3.36	22
22.49	0.40	20	0.90	0.28	1.08	23

27.64	(10.05)	3,548,654	0.79	0.37	0.84	7
31.00	27.36	3,034,359	0.79	1.09	0.96	34
24.60	(13.08)	2,936,830	0.79	1.00	1.01	13
28.46	27.87	2,813,349	0.85	0.85	1.01	22
22.46	12.83	1,980,671	0.94	0.96	1.08	23
20.13	(16.54)	1,128,390	1.10	0.99 (f)	1.16	35

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Emerging Markets Research Enhanced Equity Fund
Class I
Six Months Ended April 30, 2020 (Unaudited)	$16.78	$0.09	$(2.06)	$(1.97)	$—	$(0.04)	$(0.04)
January 30, 2019 (g) through October 31, 2019	16.22	0.31	0.25	0.56	—	—	—

Class R6
Six Months Ended April 30, 2020 (Unaudited)	16.80	0.11	(2.05)	(1.94)	(0.13)	(0.04)	(0.17)
December 11, 2018 (h) through October 31, 2019	15.00	0.42	1.46	1.88	(0.08)	—	(0.08)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Commencement of offering of class of shares.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (f)	Expenses without waivers and reimbursements (f)	Portfolio turnover rate (c)

$14.77	(11.79)%	$8	0.43%	1.17%	3.50%	22%
16.78	3.45	5	0.44	2.52	0.70	28

14.69	(11.73)	2,382,897	0.35	1.31	0.37	22
16.80	12.60	2,090,569	0.34	2.90	0.46	28

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Europe Dynamic Fund
Class A
Six Months Ended April 30, 2020 (Unaudited)	$24.25	$0.11	$(4.01)	$(3.90)	$(0.70)
Year Ended October 31, 2019	23.01	0.61	1.18	1.79	(0.55)
Year Ended October 31, 2018	27.04	0.42	(4.08)	(3.66)	(0.37)
Year Ended October 31, 2017	21.94	0.37	5.15	5.52	(0.42)
Year Ended October 31, 2016	24.41	0.37	(2.55)	(2.18)	(0.29)
Year Ended October 31, 2015	24.54	0.36	0.32	0.68	(0.81)

Class C
Six Months Ended April 30, 2020 (Unaudited)	21.47	0.04	(3.55)	(3.51)	(0.58)
Year Ended October 31, 2019	20.39	0.44	1.06	1.50	(0.42)
Year Ended October 31, 2018	24.00	0.25	(3.62)	(3.37)	(0.24)
Year Ended October 31, 2017	19.52	0.23	4.58	4.81	(0.33)
Year Ended October 31, 2016	21.77	0.23	(2.27)	(2.04)	(0.21)
Year Ended October 31, 2015	21.99	0.21	0.29	0.50	(0.72)

Class I
Six Months Ended April 30, 2020 (Unaudited)	24.75	0.13	(4.07)	(3.94)	(0.77)
Year Ended October 31, 2019	23.48	0.67	1.21	1.88	(0.61)
Year Ended October 31, 2018	27.60	0.49	(4.17)	(3.68)	(0.44)
Year Ended October 31, 2017	22.37	0.46	5.25	5.71	(0.48)
Year Ended October 31, 2016	24.83	0.44	(2.59)	(2.15)	(0.31)
Year Ended October 31, 2015	24.95	0.45	0.32	0.77	(0.89)

Class L
Six Months Ended April 30, 2020 (Unaudited)	25.05	0.16	(4.14)	(3.98)	(0.79)
Year Ended October 31, 2019	23.70	0.65	1.27	1.92	(0.57)
Year Ended October 31, 2018	27.85	0.51	(4.18)	(3.67)	(0.48)
Year Ended October 31, 2017	22.61	0.52	5.27	5.79	(0.55)
Year Ended October 31, 2016	25.13	0.49	(2.60)	(2.11)	(0.41)
Year Ended October 31, 2015	25.23	0.54	0.28	0.82	(0.92)

Class R6
Six Months Ended April 30, 2020 (Unaudited)	24.96	0.17	(4.12)	(3.95)	(0.82)
Year Ended October 31, 2019	23.70	0.75	1.19	1.94	(0.68)
October 1, 2018 (f) through October 31, 2018	26.32	0.01	(2.63)	(2.62)	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$19.65	(16.65)%	$69,580	1.24%	0.93%	1.27%	73%
24.25	8.14	98,294	1.24	2.67	1.31	83
23.01	(13.72)	124,681	1.24	1.58	1.29	149
27.04	25.65	165,020	1.36	1.52	1.36	189
21.94	(8.98)	162,767	1.42	1.66	1.43	142
24.41	2.86	219,548	1.41	1.48	1.41	167

17.38	(16.91)	12,752	1.74	0.40	1.77	73
21.47	7.64	19,798	1.74	2.15	1.80	83
20.39	(14.18)	31,125	1.74	1.08	1.79	149
24.00	25.02	46,615	1.85	1.07	1.86	189
19.52	(9.42)	50,152	1.91	1.16	1.92	142
21.77	2.37	75,145	1.91	0.98	1.91	167

20.04	(16.56)	56,453	0.99	1.15	1.01	73
24.75	8.44	86,582	0.99	2.86	1.05	83
23.48	(13.53)	139,858	0.99	1.84	1.04	149
27.60	26.06	187,678	1.06	1.85	1.07	189
22.37	(8.73)	145,080	1.10	1.95	1.10	142
24.83	3.22	579,389	1.07	1.81	1.07	167

20.28	(16.51)	50,754	0.85	1.37	0.85	73
25.05	8.49	65,686	0.89	2.77	0.90	83
23.70	(13.41)	389,665	0.88	1.88	0.89	149
27.85	26.22	578,183	0.90	2.07	0.91	189
22.61	(8.48)	424,388	0.90	2.16	0.90	142
25.13	3.36	194,930	0.90	2.16	0.91	167

20.19	(16.48)	227,916	0.75	1.49	0.75	73
24.96	8.65	271,885	0.79	3.17	0.79	83
23.70	(9.95)	18	0.82	0.67	0.83	149

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Advantage Fund
Class A
Six Months Ended April 30, 2020 (Unaudited)	$19.90	$0.06		$(3.09)	$(3.03)	$(1.01)
Year Ended October 31, 2019	19.49	0.52		0.31	0.83	(0.42)
Year Ended October 31, 2018	22.22	0.44		(2.77)	(2.33)	(0.40)
Year Ended October 31, 2017	18.44	0.33		3.83	4.16	(0.38)
Year Ended October 31, 2016	19.36	0.40	(f)	(0.99)	(0.59)	(0.33)
Year Ended October 31, 2015	19.49	0.34	(f)	(0.26)	0.08	(0.21)

Class C
Six Months Ended April 30, 2020 (Unaudited)	20.13	0.11		(3.23)	(3.12)	(0.88)
Year Ended October 31, 2019	19.70	0.43		0.31	0.74	(0.31)
Year Ended October 31, 2018	22.40	0.37		(2.83)	(2.46)	(0.24)
Year Ended October 31, 2017	18.57	0.22		3.87	4.09	(0.26)
Year Ended October 31, 2016	19.52	0.28	(f)	(0.97)	(0.69)	(0.26)
Year Ended October 31, 2015	19.63	0.23	(f)	(0.24)	(0.01)	(0.10)

Class I
Six Months Ended April 30, 2020 (Unaudited)	20.71	0.13		(3.25)	(3.12)	(1.07)
Year Ended October 31, 2019	20.30	0.60		0.29	0.89	(0.48)
Year Ended October 31, 2018	23.12	0.54		(2.90)	(2.36)	(0.46)
Year Ended October 31, 2017	19.20	0.42		3.97	4.39	(0.47)
Year Ended October 31, 2016	20.13	0.46	(f)	(1.01)	(0.55)	(0.38)
Year Ended October 31, 2015	20.22	0.42	(f)	(0.26)	0.16	(0.25)

Class R2
Six Months Ended April 30, 2020 (Unaudited)	19.57	0.13		(3.13)	(3.00)	(0.95)
Year Ended October 31, 2019	19.21	0.46		0.29	0.75	(0.39)
Year Ended October 31, 2018	22.01	0.52		(2.88)	(2.36)	(0.44)
Year Ended October 31, 2017	18.29	0.01		4.07	4.08	(0.36)
Year Ended October 31, 2016	19.21	0.36	(f)	(1.01)	(0.65)	(0.27)
Year Ended October 31, 2015	19.31	0.38	(f)	(0.34)	0.04	(0.14)

Class R6
Six Months Ended April 30, 2020 (Unaudited)	20.40	0.21		(3.25)	(3.04)	(1.10)
Year Ended October 31, 2019	20.00	0.64		0.28	0.92	(0.52)
Year Ended October 31, 2018	22.78	0.58		(2.87)	(2.29)	(0.49)
Year Ended October 31, 2017	18.91	0.43		3.92	4.35	(0.48)
Year Ended October 31, 2016	19.84	0.49	(f)	(1.01)	(0.52)	(0.41)
May 29, 2015 (g) through October 31, 2015	21.08	0.12	(f)	(1.36)	(1.24)	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$15.86	(16.19)%	$6,150	0.95%	0.63%		1.14%	42%
19.90	4.51	156,230	0.96	2.72		1.20	74
19.49	(10.69)	156,382	1.00	2.02		1.22	51
22.22	22.98	232,530	1.21	1.66		1.22	82
18.44	(3.07)	164,327	1.25	2.21	(f)	1.29	38
19.36	0.45	152,834	1.29	1.75	(f)	1.49	33

16.13	(16.34)	923	1.45	1.22		1.74	42
20.13	3.92	1,210	1.47	2.19		1.72	74
19.70	(11.08)	1,652	1.50	1.69		1.74	51
22.40	22.30	1,773	1.75	1.07		1.81	82
18.57	(3.56)	2,287	1.75	1.52	(f)	1.87	38
19.52	(0.05)	2,789	1.78	1.17	(f)	1.91	33

16.52	(16.06)	21,165	0.70	1.30		0.88	42
20.71	4.70	67,146	0.71	3.02		0.94	74
20.30	(10.43)	60,739	0.75	2.37		0.96	51
23.12	23.39	52,871	0.90	1.99		0.99	82
19.20	(2.73)	16,363	0.90	2.44	(f)	1.08	38
20.13	0.80	19,292	0.97	2.04	(f)	1.12	33

15.62	(16.29)	23,550	1.25	1.43		1.57	42
19.57	4.15	30,819	1.26	2.44		1.66	74
19.21	(10.93)	31,619	1.30	2.45		1.69	51
22.01	22.70	8,790	1.49	0.07		1.54	82
18.29	(3.36)	503	1.50	2.02	(f)	1.75	38
19.21	0.24	227	1.52	1.91	(f)	1.69	33

16.26	(15.95)	1,443,062	0.50	2.28		0.62	42
20.40	4.94	1,555,944	0.52	3.27		0.69	74
20.00	(10.26)	3,152,864	0.55	2.59		0.71	51
22.78	23.59	2,859,645	0.71	2.12		0.71	82
18.91	(2.59)	2,487,086	0.71	2.65	(f)	0.72	38
19.84	(5.88)	1,854,941	0.73	1.47	(f)	0.74	33

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	91

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan International Equity Fund
Class A
Six Months Ended April 30, 2020 (Unaudited)	$17.27	$0.10	$(2.20)	$(2.10)	$(0.50)	$—	$(0.50)
Year Ended October 31, 2019	15.56	0.33	1.89	2.22	(0.33)	(0.18)	(0.51)
Year Ended October 31, 2018	17.81	0.33	(2.33)	(2.00)	(0.25)	—	(0.25)
Year Ended October 31, 2017	14.24	0.22	3.39	3.61	(0.04)	—	(0.04)
Year Ended October 31, 2016	14.75	0.22	(0.51)	(0.29)	(0.22)	—	(0.22)
Year Ended October 31, 2015	15.25	0.23	(0.50)	(0.27)	(0.23)	—	(0.23)

Class C
Six Months Ended April 30, 2020 (Unaudited)	16.29	0.05	(2.08)	(2.03)	(0.40)	—	(0.40)
Year Ended October 31, 2019	14.68	0.23	1.80	2.03	(0.24)	(0.18)	(0.42)
Year Ended October 31, 2018	16.83	0.25	(2.23)	(1.98)	(0.17)	—	(0.17)
Year Ended October 31, 2017	13.50	0.12	3.22	3.34	(0.01)	—	(0.01)
Year Ended October 31, 2016	14.02	0.13	(0.47)	(0.34)	(0.18)	—	(0.18)
Year Ended October 31, 2015	14.52	0.15	(0.48)	(0.33)	(0.17)	—	(0.17)

Class I
Six Months Ended April 30, 2020 (Unaudited)	17.56	0.12	(2.23)	(2.11)	(0.54)	—	(0.54)
Year Ended October 31, 2019	15.82	0.36	1.93	2.29	(0.37)	(0.18)	(0.55)
Year Ended October 31, 2018	18.09	0.41	(2.40)	(1.99)	(0.28)	—	(0.28)
Year Ended October 31, 2017	14.45	0.26	3.44	3.70	(0.06)	—	(0.06)
Year Ended October 31, 2016	14.95	0.24	(0.48)	(0.24)	(0.26)	—	(0.26)
Year Ended October 31, 2015	15.45	0.29	(0.53)	(0.24)	(0.26)	—	(0.26)

Class R2
Six Months Ended April 30, 2020 (Unaudited)	17.14	0.08	(2.19)	(2.11)	(0.48)	—	(0.48)
Year Ended October 31, 2019	15.44	0.28	1.88	2.16	(0.28)	(0.18)	(0.46)
Year Ended October 31, 2018	17.70	0.29	(2.33)	(2.04)	(0.22)	—	(0.22)
Year Ended October 31, 2017	14.17	0.17	3.38	3.55	(0.02)	—	(0.02)
Year Ended October 31, 2016	14.69	0.18	(0.50)	(0.32)	(0.20)	—	(0.20)
Year Ended October 31, 2015	15.19	0.20	(0.51)	(0.31)	(0.19)	—	(0.19)

Class R5
Six Months Ended April 30, 2020 (Unaudited)	17.60	0.13	(2.24)	(2.11)	(0.51)	—	(0.51)
Year Ended October 31, 2019	15.85	0.38	1.94	2.32	(0.39)	(0.18)	(0.57)
Year Ended October 31, 2018	18.13	0.41	(2.40)	(1.99)	(0.29)	—	(0.29)
Year Ended October 31, 2017	14.47	0.21	3.52	3.73	(0.07)	—	(0.07)
Year Ended October 31, 2016	14.97	0.27	(0.49)	(0.22)	(0.28)	—	(0.28)
Year Ended October 31, 2015	15.46	0.29	(0.49)	(0.20)	(0.29)	—	(0.29)

Class R6
Six Months Ended April 30, 2020 (Unaudited)	17.61	0.14	(2.24)	(2.10)	(0.57)	—	(0.57)
Year Ended October 31, 2019	15.86	0.40	1.93	2.33	(0.40)	(0.18)	(0.58)
Year Ended October 31, 2018	18.13	0.43	(2.39)	(1.96)	(0.31)	—	(0.31)
Year Ended October 31, 2017	14.46	0.29	3.46	3.75	(0.08)	—	(0.08)
Year Ended October 31, 2016	14.97	0.29	(0.51)	(0.22)	(0.29)	—	(0.29)
Year Ended October 31, 2015	15.46	0.32	(0.52)	(0.20)	(0.29)	—	(0.29)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$14.67	(12.60)%	$302,646	0.95%	1.26%	1.12%	14%
17.27	14.93	328,312	0.95	2.03	1.22	25
15.56	(11.42)	240,394	0.95	1.88	1.32	33
17.81	25.43	302,130	1.23	1.39	1.35	17
14.24	(1.83)	216,932	1.31	1.62	1.49	11
14.75	(1.89)	224,370	1.31	1.50	1.59	13

13.86	(12.88)	11,229	1.45	0.67	1.63	14
16.29	14.39	14,549	1.45	1.51	1.74	25
14.68	(11.89)	18,899	1.45	1.48	1.83	33
16.83	24.79	24,281	1.74	0.83	1.88	17
13.50	(2.31)	22,235	1.81	0.97	2.06	11
14.02	(2.36)	28,313	1.81	1.02	2.05	13

14.91	(12.50)	179,476	0.70	1.49	0.86	14
17.56	15.20	190,885	0.70	2.22	0.96	25
15.82	(11.20)	179,831	0.70	2.30	1.06	33
18.09	25.69	139,715	0.99	1.59	1.10	17
14.45	(1.50)	94,362	1.06	1.69	1.24	11
14.95	(1.66)	522,402	1.06	1.84	1.19	13

14.55	(12.77)	2,074	1.25	0.99	1.40	14
17.14	14.58	2,099	1.25	1.75	1.57	25
15.44	(11.68)	1,833	1.25	1.64	1.60	33
17.70	25.12	2,096	1.49	1.07	1.71	17
14.17	(2.08)	1,461	1.56	1.28	1.95	11
14.69	(2.14)	1,203	1.56	1.28	1.92	13

14.98	(12.45)	4,022	0.60	1.61	0.72	14
17.60	15.38	3,778	0.60	2.31	0.83	25
15.85	(11.16)	19,516	0.60	2.31	0.91	33
18.13	25.88	21,891	0.84	1.36	0.93	17
14.47	(1.34)	58,836	0.86	1.93	1.02	11
14.97	(1.42)	57,500	0.86	1.88	1.06	13

14.94	(12.43)	2,168,007	0.50	1.68	0.61	14
17.61	15.50	2,457,383	0.50	2.46	0.72	25
15.86	(11.04)	3,808,621	0.50	2.42	0.81	33
18.13	26.04	3,516,978	0.74	1.84	0.81	17
14.46	(1.36)	3,030,640	0.81	2.05	0.91	11
14.97	(1.37)	2,088,835	0.80	2.03	0.91	13

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	93

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan International Focus Fund (formerly known as JPMorgan International Unconstrained Equity Fund)
Class A
Six Months Ended April 30, 2020 (Unaudited)	$21.15	$0.08		$(2.14)	$(2.06)	$(0.01)	$—	$(0.01)
Year Ended October 31, 2019	18.24	0.26		3.02	3.28	(0.37)	—	(0.37)
Year Ended October 31, 2018	21.14	0.36		(3.13)	(2.77)	(0.13)	—	(0.13)
Year Ended October 31, 2017	17.24	0.16		4.09	4.25	(0.35)	—	(0.35)
Year Ended October 31, 2016	17.61	0.22	(f)	(0.55)	(0.33)	(0.04)	—	(0.04)
Year Ended October 31, 2015	18.59	0.09	(f)	0.39	0.48	(0.17)	(1.29)	(1.46)

Class C
Six Months Ended April 30, 2020 (Unaudited)	20.86	0.02		(2.09)	(2.07)	—	—	—
Year Ended October 31, 2019	17.98	0.16		2.97	3.13	(0.25)	—	(0.25)
Year Ended October 31, 2018	20.90	0.26		(3.09)	(2.83)	(0.09)	—	(0.09)
Year Ended October 31, 2017	17.04	0.05		4.06	4.11	(0.25)	—	(0.25)
Year Ended October 31, 2016	17.45	0.13	(f)	(0.53)	(0.40)	(0.01)	—	(0.01)
Year Ended October 31, 2015	18.44	(0.02	)(f)	0.39	0.37	(0.07)	(1.29)	(1.36)

Class I
Six Months Ended April 30, 2020 (Unaudited)	21.43	0.11		(2.16)	(2.05)	(0.05)	—	(0.05)
Year Ended October 31, 2019	18.49	0.31		3.04	3.35	(0.41)	—	(0.41)
Year Ended October 31, 2018	21.41	0.44		(3.19)	(2.75)	(0.17)	—	(0.17)
Year Ended October 31, 2017	17.45	0.23		4.13	4.36	(0.40)	—	(0.40)
Year Ended October 31, 2016	17.71	0.24	(f)	(0.50)	(0.26)	—	—	—
Year Ended October 31, 2015	18.67	0.15	(f)	0.38	0.53	(0.20)	(1.29)	(1.49)

Class R2
Six Months Ended April 30, 2020 (Unaudited)	20.99	0.06		(2.13)	(2.07)	—	—	—
Year Ended October 31, 2019	18.14	0.21		2.98	3.19	(0.34)	—	(0.34)
Year Ended October 31, 2018	21.11	0.35		(3.17)	(2.82)	(0.15)	—	(0.15)
Year Ended October 31, 2017	17.21	0.06		4.14	4.20	(0.30)	—	(0.30)
Year Ended October 31, 2016	17.57	0.15	(f)	(0.51)	(0.36)	—	—	—
Year Ended October 31, 2015	18.55	0.03	(f)	0.39	0.42	(0.11)	(1.29)	(1.40)

Class R5
Six Months Ended April 30, 2020 (Unaudited)	21.42	0.11		(2.15)	(2.04)	(0.07)	—	(0.07)
Year Ended October 31, 2019	18.49	0.34		3.03	3.37	(0.44)	—	(0.44)
Year Ended October 31, 2018	21.39	0.53		(3.25)	(2.72)	(0.18)	—	(0.18)
Year Ended October 31, 2017	17.44	0.20		4.17	4.37	(0.42)	—	(0.42)
Year Ended October 31, 2016	17.75	0.27	(f)	(0.52)	(0.25)	(0.06)	—	(0.06)
Year Ended October 31, 2015	18.72	0.16	(f)	0.39	0.55	(0.23)	(1.29)	(1.52)

Class R6
Six Months Ended April 30, 2020 (Unaudited)	21.44	0.13		(2.16)	(2.03)	(0.09)	—	(0.09)
Year Ended October 31, 2019	18.50	0.27		3.13	3.40	(0.46)	—	(0.46)
Year Ended October 31, 2018	21.40	0.44		(3.16)	(2.72)	(0.18)	—	(0.18)
Year Ended October 31, 2017	17.45	0.26		4.12	4.38	(0.43)	—	(0.43)
Year Ended October 31, 2016	17.76	0.29	(f)	(0.52)	(0.23)	(0.08)	—	(0.08)
Year Ended October 31, 2015	18.73	(0.01	)(f)	0.57	0.56	(0.24)	(1.29)	(1.53)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$19.08	(9.75)%	$115,420	1.00%	0.78%		1.21%	18%
21.15	18.41	114,629	1.00	1.33		1.32	34
18.24	(13.20)	84,325	1.00	1.75		1.38	63
21.14	25.16	67,684	1.24	0.83		1.46	38
17.24	(1.86)	14,034	1.24	1.28	(f)	1.61	51
17.61	3.04	5,824	1.24	0.49	(f)	2.31	42

18.79	(9.92)	14,513	1.50	0.19		1.72	18
20.86	17.73	18,447	1.50	0.83		1.84	34
17.98	(13.60)	22,532	1.50	1.29		1.89	63
20.90	24.51	14,534	1.74	0.27		2.00	38
17.04	(2.28)	4,626	1.74	0.75	(f)	2.14	51
17.45	2.39	3,439	1.74	(0.12	)(f)	2.79	42

19.33	(9.60)	194,013	0.75	1.06		0.95	18
21.43	18.62	177,764	0.75	1.57		1.08	34
18.49	(12.96)	189,061	0.75	2.09		1.13	63
21.41	25.60	131,356	0.89	1.14		1.19	38
17.45	(1.47)	9,929	0.89	1.41	(f)	1.35	51
17.71	3.29	59,858	0.89	0.83	(f)	1.84	42

18.92	(9.86)	1,420	1.30	0.55		1.57	18
20.99	18.01	1,049	1.30	1.05		1.74	34
18.14	(13.46)	773	1.30	1.70		1.72	63
21.11	24.85	97	1.49	0.31		2.79	38
17.21	(2.05)	20	1.49	0.87	(f)	4.37	51
17.57	2.67	20	1.51	0.19	(f)	5.11	42

19.31	(9.59)	2,437	0.65	1.03		0.89	18
21.42	18.76	3,082	0.65	1.71		1.04	34
18.49	(12.84)	3,341	0.65	2.56		1.07	63
21.39	25.67	90	0.79	1.01		2.44	38
17.44	(1.38)	20	0.80	1.57	(f)	3.59	51
17.75	3.43	20	0.81	0.89	(f)	4.43	42

19.32	(9.53)	2,207,453	0.55	1.20		0.70	18
21.44	18.95	2,284,670	0.55	1.32		0.77	34
18.50	(12.81)	175,198	0.55	2.12		0.87	63
21.40	25.72	143,868	0.74	1.37		0.95	38
17.45	(1.29)	81,146	0.74	1.70	(f)	1.02	51
17.76	3.48	5,335	0.74	(0.05	)(f)	2.87	42

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	95

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Hedged Equity Fund
Class A
Six Months Ended April 30, 2020 (Unaudited)	$15.58	$0.18	$(1.50)	$(1.32)	$(0.24)
March 15, 2019 (g) through October 31, 2019	15.00	0.19	0.39	0.58	—

Class C
Six Months Ended April 30, 2020 (Unaudited)	15.53	0.11	(1.48)	(1.37)	(0.17)
March 15, 2019 (g) through October 31, 2019	15.00	0.16	0.37	0.53	—

Class I
Six Months Ended April 30, 2020 (Unaudited)	15.61	0.18	(1.49)	(1.31)	(0.24)
March 15, 2019 (g) through October 31, 2019	15.00	0.32	0.29	0.61	—

Class R5
Six Months Ended April 30, 2020 (Unaudited)	15.62	0.18	(1.47)	(1.29)	(0.25)
March 15, 2019 (g) through October 31, 2019	15.00	0.34	0.28	0.62	—

Class R6
Six Months Ended April 30, 2020 (Unaudited)	15.63	0.18	(1.47)	(1.29)	(0.26)
March 15, 2019 (g) through October 31, 2019	15.00	0.35	0.28	0.63	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (f)	Expenses without waivers and reimbursements (f)	Portfolio turnover rate (c)

$14.02	(8.67)%	$794	0.85%	2.46%	1.26%	38%
15.58	3.87	330	0.85	1.95	1.31	9

13.99	(8.92)	116	1.35	1.46	1.78	38
15.53	3.53	119	1.35	1.73	1.92	9

14.06	(8.56)	94,519	0.60	2.37	0.99	38
15.61	4.07	59,751	0.60	3.38	1.19	9

14.08	(8.46)	19	0.45	2.33	0.97	38
15.62	4.13	21	0.45	3.59	1.03	9

14.08	(8.44)	19	0.35	2.43	0.88	38
15.63	4.20	21	0.35	3.69	0.93	9

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	97

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan International Research Enhanced Equity Fund
Class A
Six Months Ended April 30, 2020 (Unaudited)	$17.93	$0.18		$(2.82)	$(2.64)	$(0.49)	$—	$(0.49)
Year Ended October 31, 2019	16.79	0.51		1.15	1.66	(0.52)	—	(0.52)
Year Ended October 31, 2018	18.76	0.45		(2.04)	(1.59)	(0.19)	(0.19)	(0.38)
Year Ended October 31, 2017	15.54	0.34		3.23	3.57	(0.35)	—	(0.35)
Year Ended October 31, 2016	16.54	0.40	(f)	(0.89)	(0.49)	(0.36)	(0.15)	(0.51)
Year Ended October 31, 2015	20.38	0.43		(0.60)	(0.17)	(0.40)	(3.27)	(3.67)

Class I
Six Months Ended April 30, 2020 (Unaudited)	18.17	0.20		(2.85)	(2.65)	(0.54)	—	(0.54)
Year Ended October 31, 2019	17.01	0.56		1.16	1.72	(0.56)	—	(0.56)
Year Ended October 31, 2018	18.92	0.35		(1.91)	(1.56)	(0.16)	(0.19)	(0.35)
Year Ended October 31, 2017	15.68	0.41		3.23	3.64	(0.40)	—	(0.40)
Year Ended October 31, 2016	16.70	0.46	(f)	(0.92)	(0.46)	(0.41)	(0.15)	(0.56)
Year Ended October 31, 2015	20.54	0.48		(0.60)	(0.12)	(0.45)	(3.27)	(3.72)

Class R6
Six Months Ended April 30, 2020 (Unaudited)	18.11	0.20		(2.83)	(2.63)	(0.56)	—	(0.56)
Year Ended October 31, 2019	16.97	0.57		1.16	1.73	(0.59)	—	(0.59)
November 1, 2017 (h) through October 31, 2018	18.98	0.56		(2.16)	(1.60)	(0.22)	(0.19)	(0.41)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Amount rounds to less than 0.005%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$14.80	(15.21)%	$192,355	0.60%	2.11%		0.83%	22%
17.93	10.39	213,256	0.60	3.00		0.83	22
16.79	(8.66)	203,437	0.60	2.40		0.84	42
18.76	23.41	298,112	0.59	1.98		0.90	33
15.54	(2.94)	69,626	0.60	2.60	(f)	1.02	24
16.54	(0.29)	82,667	0.60	2.51		0.99	39

14.98	(15.11)	208,853	0.34	2.36		0.56	22
18.17	10.65	185,680	0.35	3.28		0.56	22
17.01	(8.42)	152,610	0.35	1.85		0.56	42
18.92	23.71	4,740,590	0.34	2.37		0.58	33
15.68	(2.72)	1,241,856	0.34	2.98	(f)	0.59	24
16.70	0.00 (g)	779,908	0.35	2.79		0.60	39

14.92	(15.10)	3,902,502	0.24	2.38		0.30	22
18.11	10.78	4,435,538	0.25	3.37		0.31	22
16.97	(8.60)	4,344,571	0.25	3.00		0.32	42

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	99

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Value Fund
Class A
Six Months Ended April 30, 2020 (Unaudited)	$12.22	$0.13		$(2.84)	$(2.71)	$(0.49)
Year Ended October 31, 2019	12.44	0.44		(0.20)	0.24	(0.46)
Year Ended October 31, 2018	14.26	0.36		(1.87)	(1.51)	(0.31)
Year Ended October 31, 2017	12.23	0.22		2.50	2.72	(0.69)
Year Ended October 31, 2016	13.02	0.23		(0.88)	(0.65)	(0.14)
Year Ended October 31, 2015	14.14	0.18	(f)	(0.83)	(0.65)	(0.47)

Class C
Six Months Ended April 30, 2020 (Unaudited)	11.81	0.10		(2.76)	(2.66)	(0.41)
Year Ended October 31, 2019	12.02	0.36		(0.18)	0.18	(0.39)
Year Ended October 31, 2018	13.78	0.28		(1.82)	(1.54)	(0.22)
Year Ended October 31, 2017	11.88	0.15		2.42	2.57	(0.67)
Year Ended October 31, 2016	12.65	0.17		(0.87)	(0.70)	(0.07)
Year Ended October 31, 2015	13.72	0.10	(f)	(0.78)	(0.68)	(0.39)

Class I
Six Months Ended April 30, 2020 (Unaudited)	12.54	0.15		(2.91)	(2.76)	(0.52)
Year Ended October 31, 2019	12.76	0.48		(0.20)	0.28	(0.50)
Year Ended October 31, 2018	14.62	0.41		(1.92)	(1.51)	(0.35)
Year Ended October 31, 2017	12.57	0.28		2.55	2.83	(0.78)
Year Ended October 31, 2016	13.37	0.28		(0.91)	(0.63)	(0.17)
Year Ended October 31, 2015	14.48	0.23	(f)	(0.84)	(0.61)	(0.50)

Class L
Six Months Ended April 30, 2020 (Unaudited)	12.47	0.15		(2.89)	(2.74)	(0.53)
Year Ended October 31, 2019	12.70	0.46		(0.17)	0.29	(0.52)
Year Ended October 31, 2018	14.55	0.41		(1.90)	(1.49)	(0.36)
Year Ended October 31, 2017	12.50	0.27		2.57	2.84	(0.79)
Year Ended October 31, 2016	13.29	0.31		(0.93)	(0.62)	(0.17)
Year Ended October 31, 2015	14.41	0.23	(f)	(0.83)	(0.60)	(0.52)

Class R2
Six Months Ended April 30, 2020 (Unaudited)	11.96	0.11		(2.79)	(2.68)	(0.40)
Year Ended October 31, 2019	12.20	0.40		(0.20)	0.20	(0.44)
Year Ended October 31, 2018	14.01	0.31		(1.84)	(1.53)	(0.28)
Year Ended October 31, 2017	12.04	0.19		2.46	2.65	(0.68)
Year Ended October 31, 2016	12.83	0.19		(0.87)	(0.68)	(0.11)
Year Ended October 31, 2015	13.93	0.14	(f)	(0.81)	(0.67)	(0.43)

Class R5
Six Months Ended April 30, 2020 (Unaudited)	12.40	0.16		(2.88)	(2.72)	(0.54)
Year Ended October 31, 2019	12.65	0.49		(0.21)	0.28	(0.53)
Year Ended October 31, 2018	14.51	0.42		(1.91)	(1.49)	(0.37)
Year Ended October 31, 2017	12.51	0.23		2.59	2.82	(0.82)
September 9, 2016 (g) through October 31, 2016	12.55	0.03		(0.07)	(0.04)	—

Class R6
Six Months Ended April 30, 2020 (Unaudited)	12.43	0.16		(2.88)	(2.72)	(0.55)
Year Ended October 31, 2019	12.67	0.51		(0.21)	0.30	(0.54)
Year Ended October 31, 2018	14.53	0.43		(1.91)	(1.48)	(0.38)
Year Ended October 31, 2017	12.51	0.31		2.53	2.84	(0.82)
Year Ended October 31, 2016	13.31	0.37		(0.96)	(0.59)	(0.21)
Year Ended October 31, 2015	14.42	0.18	(f)	(0.76)	(0.58)	(0.53)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$9.02	(23.25)%	$130,147	1.00%	2.40%		1.25%	29%
12.22	2.30	181,458	1.00	3.69		1.28	61
12.44	(10.88)	242,231	1.00	2.59		1.27	90
14.26	23.30	316,510	1.35	1.71		1.35	31
12.23	(5.01)	573,449	1.35	1.91		1.43	61
13.02	(4.63)	695,251	1.35	1.31	(f)	1.45	74

8.74	(23.44)	5,446	1.50	1.83		1.76	29
11.81	1.82	9,358	1.50	3.15		1.80	61
12.02	(11.37)	14,055	1.50	2.06		1.78	90
13.78	22.67	20,997	1.85	1.21		1.87	31
11.88	(5.54)	24,453	1.85	1.43		1.91	61
12.65	(5.01)	31,296	1.85	0.79	(f)	1.90	74

9.26	(23.13)	28,328	0.75	2.64		1.00	29
12.54	2.56	45,503	0.75	3.91		1.03	61
12.76	(10.62)	66,291	0.75	2.84		1.02	90
14.62	23.66	144,875	1.04	2.07		1.04	31
12.57	(4.74)	157,867	1.01	2.28		1.02	61
13.37	(4.28)	233,045	1.03	1.62	(f)	1.03	74

9.20	(23.10)	17,257	0.65	2.65		0.84	29
12.47	2.69	30,256	0.65	3.81		0.87	61
12.70	(10.57)	73,651	0.65	2.84		0.87	90
14.55	23.88	201,672	0.87	2.03		0.88	31
12.50	(4.63)	523,251	0.90	2.53		0.91	61
13.29	(4.23)	1,480,321	0.95	1.63	(f)	0.99	74

8.88	(23.29)	390	1.30	2.03		1.65	29
11.96	2.00	722	1.30	3.47		1.69	61
12.20	(11.19)	1,025	1.30	2.27		1.59	90
14.01	23.02	1,369	1.58	1.52		1.73	31
12.04	(5.28)	1,182	1.59	1.65		1.91	61
12.83	(4.84)	1,929	1.60	1.01	(f)	2.01	74

9.14	(23.12)	75	0.65	2.89		0.85	29
12.40	2.64	88	0.65	4.08		0.87	61
12.65	(10.58)	70	0.65	2.97		0.91	90
14.51	23.81	62	0.93	1.69		4.00	31
12.51	(0.32)	20	0.79	1.52		0.79	61

9.16	(23.08)	93,047	0.55	2.88		0.74	29
12.43	2.83	125,887	0.55	4.22		0.77	61
12.67	(10.49)	124,246	0.55	3.06		0.77	90
14.53	23.99	108,302	0.80	2.28		0.82	31
12.51	(4.45)	27,998	0.72	3.00		0.73	61
13.31	(4.04)	2,354	0.73	1.32	(f)	0.73	74

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004, November 12, 2004 and November 11, 2015, respectively, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004, November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 9 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Emerging Markets Equity Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Emerging Markets Research Enhanced Equity Fund(1)	Class I(2) and Class R6	JPM IV	Diversified
JPMorgan Europe Dynamic Fund	Class A, Class C, Class I, Class L and Class R6	JPM I	Diversified
JPMorgan International Advantage Fund	Class A, Class C, Class I, Class R2 and Class R6	JPM I	Diversified
JPMorgan International Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Focus Fund(3)	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Hedged Equity Fund(4)	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan International Research Enhanced Equity Fund	Class A, Class I and Class R6	JPM II	Diversified
JPMorgan International Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R5 and Class R6	JPM I	Diversified

(1)	The JPMorgan Emerging Markets Research Enhanced Equity Fund commenced operations on December 11, 2018.
(2)	Class I commenced operations on January 30, 2019.
(3)	Effective April 20, 2020, JPMorgan International Unconstrained Equity Fund changed its name to JPMorgan International Focus Fund.
(4)	The JPMorgan International Hedged Equity Fund commenced operations on March 15, 2019.

Class L Shares of the JPMorgan Emerging Markets Equity Fund (“Emerging Markets Equity Fund”), JPMorgan Europe Dynamic Fund (“Europe Dynamic Fund”) and JPMorgan International Value Fund (“International Value Fund”) are publicly offered on a limited basis. As of October 9, 2017, Class A Shares of the JPMorgan International Research Enhanced Equity Fund (“International Research Enhanced Equity Fund”) were publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of Emerging Markets Equity Fund, Europe Dynamic Fund and International Value Fund and Class A Shares of International Research Enhanced Equity Fund unless they meet certain requirements as described in the Funds’ prospectus.

The investment objective of Emerging Markets Equity Fund is to seek to provide high total return.

The investment objective of JPMorgan Emerging Markets Research Enhanced Equity Fund (“Emerging Markets Research Enhanced Equity Fund”), JPMorgan International Focus Fund (“International Focus Fund”), International Research Enhanced Equity Fund and International Value Fund is to seek to provide long-term capital appreciation.

The investment objective of Europe Dynamic Fund is to seek total return from long-term capital growth. Total return consists of capital growth and current income.

The investment objective of JPMorgan International Advantage Fund (“International Advantage Fund”) is to seek to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

The investment objective of JPMorgan International Equity Fund (“International Equity Fund”) is to seek total return from long-term capital growth and income. Total return consists of capital growth and current income.

The investment objective of JPMorgan International Hedged Equity Fund (“International Hedged Equity Fund”) is to seek to provide capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

102	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with foreign equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Emerging Markets Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Argentina	$174,076	$—	$—	$174,076
Brazil	379,268	—	—	379,268
China	942,429	1,816,450	—	2,758,879
Egypt	—	44,613	—	44,613
Hong Kong	—	508,710	—	508,710
Hungary	—	118,202	—	118,202
India	104,541	1,180,654	—	1,285,195
Indonesia	—	165,156	—	165,156
Macau	—	106,169	—	106,169
Mexico	188,338	—	—	188,338
Panama	40,244	—	—	40,244
Peru	61,377	—	—	61,377
Portugal	—	127,669	—	127,669
Russia	770	61,229	—	61,999
South Africa	—	136,658	—	136,658
South Korea	—	432,815	—	432,815
Spain	—	8,929	—	8,929
Taiwan	577,398	127,867	—	705,265
Turkey	9,846	85,471	—	95,317
United States	244,037	—	—	244,037

Total Common Stocks	2,722,324	4,920,592	—	7,642,916

Short-Term Investments
Investment Companies	124,572	—	—	124,572
Investment of cash collateral from securities loaned	129,303	—	—	129,303

Total Short-Term Investments	253,875	—	—	253,875

Total Investments in Securities	$2,976,199	$4,920,592	$—	$7,896,791

104	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

Emerging Markets Research Enhanced Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Argentina	$2,855	$—	$—	$2,855
Brazil	106,966	—	—	106,966
Chile	6,210	—	—	6,210
China	257,984	659,731	—	917,715
Colombia	3,676	—	—	3,676
Czech Republic	—	5,728	—	5,728
Greece	—	3,977	—	3,977
Hong Kong	2,652	5,841	—	8,493
Hungary	—	13,601	—	13,601
India	27,710	176,208	—	203,918
Indonesia	—	37,397	—	37,397
Malaysia	—	24,709	—	24,709
Mexico	56,990	—	—	56,990
Peru	9,717	—	—	9,717
Philippines	—	8,788	—	8,788
Poland	—	11,425	—	11,425
Qatar	—	8,796	—	8,796
Russia	19,590	76,295	—	95,885
Saudi Arabia	—	56,333	—	56,333
Singapore	—	2,263	—	2,263
South Africa	14,937	66,012	—	80,949
South Korea	—	287,602	—	287,602
Taiwan	118,437	161,671	—	280,108
Thailand	8,865	28,833	—	37,698
Turkey	2,482	23,309	—	25,791
United Arab Emirates	—	6,215	—	6,215
United Kingdom	—	1,824	—	1,824

Total Common Stocks	639,071	1,666,558	—	2,305,629

Short-Term Investments
Investment Companies	24,084	—	—	24,084
Investment of cash collateral from securities loaned	6,237	—	—	6,237

Total Short-Term Investments	30,321	—	—	30,321

Total Investments in Securities	$669,392	$1,666,558	$—	$2,335,950

Appreciation in Other Financial Instruments
Futures Contracts	$2,062	$—	$—	$2,062

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

Europe Dynamic Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$9,546	$—	$9,546
Austria	—	9,059	—	9,059
Belgium	—	9,926	—	9,926
Finland	—	8,173	—	8,173
France	—	62,181	—	62,181
Germany	3,142	51,564	—	54,706
Ireland	2,356	5,299	—	7,655
Italy	—	20,567	—	20,567
Netherlands	18,207	15,745	—	33,952
Norway	—	3,052	—	3,052
Russia	—	8,141	—	8,141
South Africa	—	3,241	—	3,241
Spain	—	6,131	—	6,131
Sweden	—	16,450	—	16,450
Switzerland	—	87,338	—	87,338
United Kingdom	3,059	70,037	—	73,096

Total Common Stocks	26,764	386,450	—	413,214

Short-Term Investments
Investment Companies	4,185	—	—	4,185
Investment of cash collateral from securities loaned	41,289	—	—	41,289

Total Short-Term Investments	45,474	—	—	45,474

Total Investments in Securities	$72,238	$386,450	$—	$458,688

Appreciation in Other Financial Instruments
Futures Contracts	$—	$289	$—	$289

106	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

International Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$4,538	$134,368	$—	$138,906
Austria	—	6,749	—	6,749
Belgium	—	19,331	—	19,331
China	—	11,316	—	11,316
Denmark	—	37,736	—	37,736
France	—	104,223	—	104,223
Germany	—	92,980	—	92,980
Hong Kong	—	37,132	—	37,132
Ireland	1,951	2,635	—	4,586
Israel	—	5,060	—	5,060
Italy	—	17,385	—	17,385
Japan	—	380,430	—	380,430
Netherlands	28,953	68,182	—	97,135
New Zealand	—	3,811	—	3,811
Norway	—	15,140	—	15,140
Portugal	—	9,955	—	9,955
Singapore	—	36,699	—	36,699
South Africa	—	13,948	—	13,948
Spain	—	27,628	—	27,628
Sweden	—	39,966	—	39,966
Switzerland	—	175,122	—	175,122
United Kingdom	—	163,808	—	163,808
United States	—	10,815	—	10,815

Total Common Stocks	35,442	1,414,419	—	1,449,861

Short-Term Investments
Investment Companies	28,772	—	—	28,772
Investment of cash collateral from securities loaned	76,379	—	—	76,379

Total Short-Term Investments	105,151	—	—	105,151

Total Investments in Securities	$140,593	$1,414,419	$—	$1,555,012

Appreciation in Other Financial Instruments
Futures Contracts	$181	$410	$—	$591

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

International Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$93,559	$—	$93,559
Austria	—	12,211	—	12,211
Belgium	—	21,535	—	21,535
China	39,043	60,052	—	99,095
Denmark	—	111,389	—	111,389
Finland	—	33,755	—	33,755
France	—	352,510	—	352,510
Germany	—	216,643	—	216,643
Hong Kong	—	109,197	—	109,197
India	33,304	—	—	33,304
Japan	—	410,053	—	410,053
Macau	—	22,908	—	22,908
Netherlands	—	114,208	—	114,208
Singapore	—	27,271	—	27,271
South Korea	—	39,330	—	39,330
Spain	—	27,747	—	27,747
Sweden	—	64,224	—	64,224
Switzerland	—	367,792	—	367,792
Taiwan	43,455	—	—	43,455
United Kingdom	—	393,740	—	393,740
United States	—	32,095	—	32,095

Total Common Stocks	115,802	2,510,219	—	2,626,021

Short-Term Investments
Investment Companies	28,692	—	—	28,692
Investment of cash collateral from securities loaned	111,555	—	—	111,555

Total Short-Term Investments	140,247	—	—	140,247

Total Investments in Securities	$256,049	$2,510,219	$—	$2,766,268

108	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

International Focus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$50,620	$—	$50,620
Belgium	—	38,927	—	38,927
Canada	170,412	—	—	170,412
China	79,313	172,215	—	251,528
Denmark	—	69,229	—	69,229
Finland	—	32,832	—	32,832
France	—	168,128	—	168,128
Germany	—	252,941	—	252,941
Hong Kong	—	87,611	—	87,611
India	83,453	—	—	83,453
Indonesia	—	37,428	—	37,428
Japan	—	141,630	—	141,630
Netherlands	—	68,076	—	68,076
South Korea	—	62,511	—	62,511
Sweden	—	76,188	—	76,188
Switzerland	—	278,837	—	278,837
Taiwan	68,847	—	—	68,847
United Kingdom	—	503,004	—	503,004
United States	—	38,881	—	38,881

Total Common Stocks	402,025	2,079,058	—	2,481,083

Short-Term Investments
Investment Companies	32,724	—	—	32,724
Investment of cash collateral from securities loaned	149,050	—	—	149,050

Total Short-Term Investments	181,774	—	—	181,774

Total Investments in Securities	$583,799	$2,079,058	$—	$2,662,857

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

International Hedged Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$4,680	$—	$4,680
Austria	—	445	—	445
Denmark	—	3,277	—	3,277
Finland	—	586	—	586
France	—	12,649	—	12,649
Germany	—	9,696	—	9,696
Hong Kong	—	2,150	—	2,150
Ireland	642	318	—	960
Italy	—	2,119	—	2,119
Japan	—	23,793	—	23,793
Luxembourg	—	150	—	150
Netherlands	342	4,365	—	4,707
Norway	—	835	—	835
Singapore	—	831	—	831
Spain	—	3,234	—	3,234
Sweden	—	1,331	—	1,331
Switzerland	—	11,747	—	11,747
United Kingdom	—	15,948	—	15,948
United States	—	353	—	353

Total Common Stocks	984	98,507	—	99,491

Options Purchased
Put Options Purchased	637	—	—	637
Short-Term Investments
Investment Companies	854	—	—	854

Total Investments in Securities	$2,475	$98,507	$—	$100,982

Appreciation in Other Financial Instruments
Futures Contracts	$230	$18	$—	$248

Depreciation in Other Financial Instruments
Options Written
Call Options Written	$(9,771)	$—	$—	$(9,771)
Put Options Written	(110)	—	—	(110)

Total Depreciation in Other Financial Instruments	$(9,881)	$—	$—	$(9,881)

110	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

International Research Enhanced Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$194,024	$—	$194,024
Austria	—	18,420	—	18,420
Denmark	—	134,277	—	134,277
Finland	—	24,221	—	24,221
France	—	522,852	—	522,852
Germany	—	400,268	—	400,268
Hong Kong	2	87,154	—	87,156
Ireland	26,550	13,321	—	39,871
Italy	—	87,809	—	87,809
Japan	—	971,923	—	971,923
Luxembourg	—	6,219	—	6,219
Malta	—	—	1	1
Netherlands	14,086	178,796	—	192,882
Norway	—	35,863	—	35,863
Singapore	—	33,913	—	33,913
Spain	—	133,856	—	133,856
Sweden	—	55,047	—	55,047
Switzerland	—	482,481	—	482,481
United Kingdom	—	658,908	—	658,908
United States	—	14,574	—	14,574

Total Common Stocks	40,638	4,053,926	1	4,094,565

Short-Term Investments
Investment Companies	138,332	—	—	138,332
Investment of cash collateral from securities loaned	305,344	—	—	305,344

Total Short-Term Investments	443,676	—	—	443,676

Total Investments in Securities	$484,314	$4,053,926	$1	$4,538,241

Appreciation in Other Financial Instruments
Futures Contracts	$11,497	$—	$—	$11,497

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

International Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$20,906	$—	$20,906
Austria	434	1,864	—	2,298
Belgium	—	3,400	—	3,400
China	—	1,462	—	1,462
Denmark	—	3,122	—	3,122
Finland	—	4,695	—	4,695
France	—	21,557	—	21,557
Georgia	—	677	—	677
Germany	494	21,948	—	22,442
Hong Kong	—	5,832	—	5,832
India	—	285	—	285
Ireland	—	536	—	536
Israel	—	1,155	—	1,155
Italy	—	5,107	—	5,107
Japan	—	69,652	—	69,652
Luxembourg	—	1,205	—	1,205
Malta	—	323	—	323
Netherlands	1,146	12,820	—	13,966
New Zealand	—	197	—	197
Norway	—	6,817	—	6,817
Russia	—	436	—	436
Singapore	—	3,307	—	3,307
South Africa	—	1,415	—	1,415
Spain	—	7,479	—	7,479
Sweden	—	8,362	—	8,362
Switzerland	—	20,333	—	20,333
United Kingdom	795	36,904	—	37,699
United States	362	167	—	529

Total Common Stocks	3,231	261,963	—	265,194

Short-Term Investments
Investment Companies	4,976	—	—	4,976
Investment of cash collateral from securities loaned	3,129	—	—	3,129

Total Short-Term Investments	8,105	—	—	8,105

Total Investments in Securities	$11,336	$261,963	$—	$273,299

Appreciation in Other Financial Instruments
Futures Contracts	$133	$363	$—	$496

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Funds.

As of April 30, 2020, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A or Regulation S under the Securities Act.

C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and/or the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be

112	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of April 30, 2020 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Emerging Markets Equity Fund	$126,114	$(126,114)	$—
Emerging Markets Research Enhanced Equity Fund	5,853	(5,853)	—
Europe Dynamic Fund	35,227	(35,227)	—
International Advantage Fund	72,637	(72,637)	—
International Equity Fund	104,180	(104,180)	—
International Focus Fund	139,159	(139,159)	—
International Research Enhanced Equity Fund	282,127	(282,127)	—
International Value Fund	2,936	(2,936)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. For the six months ended April 30, 2020, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Emerging Markets Equity Fund	$3
Emerging Markets Research Enhanced Equity Fund	2
Europe Dynamic Fund	1
International Advantage Fund	2
International Equity Fund	2
International Focus Fund	4
International Research Enhanced Equity Fund	4
International Value Fund	1

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

International Hedged Equity Fund did not have any securities out on loan at April 30, 2020.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the table below are in thousands.

Emerging Markets Equity Fund
For the six months ended April 30, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2020	Shares at April 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.63% (a)(b)	$168,369	$1,329,842	$1,373,681	$(59)	$101	$124,572	124,472	$1,173		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.77% (a)(b)	8,001	200,000	127,000	12 *	36	81,049	81,033	159	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.23% (a)(b)	5,485	192,085	149,316	—	—	48,254	48,254	36	*	—

Total	$181,855	$1,721,927	$1,649,997	$(47)	$137	$253,875		$1,368		$—

Emerging Markets Research Enhanced Equity Fund
For the six months ended April 30, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2020	Shares at April 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.63% (a)(b)	$22,226	$780,662	$778,821	$(3)	$20	$24,084	24,064	$390		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.77% (a)(b)	—	215,000	212,001	(9)*	1	2,991	2,991	96	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.23% (a)(b)	2,216	182,716	181,686	—	—	3,246	3,246	28	*	—

Total	$24,442	$1,178,378	$1,172,508	$(12)	$21	$30,321		$514		$—

Europe Dynamic Fund
For the six months ended April 30, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2020	Shares at April 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.63% (a)(b)	$130	$154,102	$150,069	$15	$7	$4,185	4,181	$106		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.77% (a)(b)	—	35,000	5,000	1 *	5	30,006	30,000	8	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.23% (a)(b)	286	47,504	36,507	—	—	11,283	11,283	12	*	—

Total	$416	$236,606	$191,576	$16	$12	$45,474		$126		$—

114	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

International Advantage Fund
For the six months ended April 30, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2020	Shares at April 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.63% (a)(b)	$42,366	$464,489	$478,051	$(48)	$16	$28,772	28,750	$311		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.77% (a)(b)	1,005	110,000	77,999	(9)*	8	33,005	32,997	61	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.23% (a)(b)	966	138,064	95,656	—	—	43,374	43,374	33	*	—

Total	$44,337	$712,553	$651,706	$(57)	$24	$105,151		$405		$—

International Equity Fund
For the six months ended April 30, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2020	Shares at April 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.63% (a)(b)	$49,197	$392,707	$413,188	$(29)	$5	$28,692	28,670	$370		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.77% (a)(b)	40,003	200,000	171,001	8 *	15	69,025	69,011	176	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.23% (a)(b)	12,516	161,986	131,972	—	—	42,530	42,530	43	*	—

Total	$101,716	$754,693	$716,161	$(21)	$20	$140,247		$589		$—

International Focus Fund
For the six months ended April 30, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2020	Shares at April 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.63% (a)(b)	$48,921	$415,838	$432,073	$18	$20	$32,724	32,698	$343		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.77% (a)(b)	55,000	320,000	251,000	(11)*	27	124,016	123,991	223	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.23% (a)(b)	20,853	261,394	257,213	—	—	25,034	25,034	63	*	—

Total	$124,774	$997,232	$940,286	$7	$47	$181,774		$629		$—

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

International Hedged Equity Fund
For the six months ended April 30, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2020		Shares at April 30, 2020		Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.17% (a)(b)	$850	$79,421	$79,417	$—		$—	$854		854		$20		$—

International Research Enhanced Equity Fund
For the six months ended April 30, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2020		Shares at April 30, 2020		Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.63% (a)(b)	$154,151	$718,672	$734,533	$(55)		$97	$138,332		138,222		$1,357		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.77% (a)(b)	76,005	296,000	240,000	1	*	25	132,031		132,004		187	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.23% (a)(b)	30,261	342,584	199,532	—		—	173,313		173,313		72	*	—

Total	$260,417	$1,357,256	$1,174,065	$(54)		$122	$443,676				$1,616		$—

International Value Fund
For the six months ended April 30, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2020		Shares at April 30, 2020		Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.63% (a)(b)	$3,487	$46,394	$44,910	$2		$3	$4,976		4,972		$63		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.77% (a)(b)	2,000	11,000	13,000	—	(c)*	—	—	(c)	—	(c)	13	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.23% (a)(b)	2,026	26,388	25,285	—		—	3,129		3,129		13	*	—

Total	$7,513	$83,782	$83,195	$2		$3	$8,105				$89		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2020.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

116	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

F. Options — International Hedged Equity Fund purchased and sold (“wrote”) put and call options on indices to manage and hedge equity risk within its portfolio. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions). The Fund’s over-the-counter (“OTC”) options are subject to master netting agreements.

The Fund may be required to post or receive collateral for OTC options. Cash collateral posted by the Fund is considered restricted.

The table below discloses the volume of the Fund’s options contracts activity during the six months ended April 30, 2020 (amounts in thousands, except number of contracts):

International Hedged Equity Fund
Exchange-Traded Options:
Average Number of Contracts Purchased	473
Average Number of Contracts Written	946
Ending Number of Contracts Purchased	631
Ending Number of Contracts Written	1262

G. Futures Contracts — The Funds used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended April 30, 2020 (amounts in thousands):

	Emerging Markets Research Enhanced Equity Fund		Europe Dynamic Fund		International Advantage Fund	International Hedged Equity Fund	International Research Enhanced Equity Fund	International Value Fund
Futures Contracts — Equity:
Average Notional Balance Long	$46,103	(a)	$10,036		$32,282	$2,954	$151,128	$9,549
Average Notional Balance Short	—		7,291	(b)	—	—	—	—
Ending Notional Balance Long	31,574		1,528		23,804	3,544	139,823	5,137

(a)	For the period December 1, 2019 through April 30, 2020.
(b)	For the period November 1, 2019 through November 30, 2019.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

H. Offering and Organization Costs — Total offering costs of approximately $48,000 and $103,000 paid in connection with the offering of shares of Emerging Markets Research Enhanced Equity Fund and International Hedged Equity Fund, respectively, are amortized on a straight line basis over 12 months from the date the Funds commenced operations. Costs paid in connection with the organization of Emerging Markets Research Enhanced Equity Fund and International Hedged Equity Fund, if any, were recorded as an expense at the time it commenced operations. For the six months ended April 30, 2020, total offering costs amortized were approximately $5,000 and $39,000 for the Emerging Markets Research Enhanced Equity Fund and International Hedged Equity Fund, respectively.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend. Certain Funds may receive other income from investments in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Funds. These amounts are included in Interest income from non-affiliates on the Statements of Operations.

J. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

118	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the six months ended April 30, 2020 are as follows (amounts in thousands):

	Class A		Class C		Class I		Class L		Class R2		Class R3		Class R4		Class R5		Class R6		Total
Emerging Markets Equity Fund
Transfer agency fees	$28		$4		$29		$8		$1		$—	(a)	$—	(a)	$3		$93		$166
Emerging Markets Research Enhanced Equity Fund
Transfer agency fees	n/a		n/a		—	(a)	n/a		n/a		n/a		n/a		n/a		3		3
Europe Dynamic Fund
Transfer agency fees	9		2		3		—	(a)	n/a		n/a		n/a		n/a		1		15
International Advantage Fund
Transfer agency fees	9		1		1		n/a		27		n/a		n/a		n/a		7		45
International Equity Fund
Transfer agency fees	22		2		3		n/a		—	(a)	n/a		n/a		—	(a)	11		38
International Focus Fund
Transfer agency fees	5		2		5		n/a		1		n/a		n/a		1		8		22
International Hedged Equity Fund
Transfer agency fees	—	(a)	—	(a)	1		n/a		n/a		n/a		n/a		—	(a)	—	(a)	1
International Research Enhanced Equity Fund
Transfer agency fees	27		n/a		2		n/a		n/a		n/a		n/a		n/a		18		47
International Value Fund
Transfer agency fees	6		1		2		—	(a)	1		n/a		n/a		—	(a)	—	(a)	10

(a)	Amount rounds to less than one thousand.

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2020, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

L. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

M. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid annually. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets.

The annual rate for each Fund is as follows:

Emerging Markets Equity Fund	0.68%
Emerging Markets Research Enhanced Equity Fund	0.25
Europe Dynamic Fund	0.60
International Advantage Fund	0.50
International Equity Fund	0.50
International Focus Fund	0.60
International Hedged Equity Fund	0.25
International Research Enhanced Equity Fund	0.20
International Value Fund	0.55

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	119

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended April 30, 2020, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements, with the exception of Class R5 Shares and Class R6 Shares of International Hedged Equity Fund which had an effective annualized rate of 0.07%.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Emerging Markets Equity Fund	0.25%	0.75%	0.50%	0.25%
Europe Dynamic Fund	0.25	0.75	n/a	n/a
International Advantage Fund	0.25	0.75	0.50	n/a
International Equity Fund	0.25	0.75	0.50	n/a
International Focus Fund	0.25	0.75	0.50	n/a
International Hedged Equity Fund	0.25	0.75	n/a	n/a
International Research Enhanced Equity Fund	0.25	n/a	n/a	n/a
International Value Fund	0.25	0.75	0.50	n/a

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2020, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Emerging Markets Equity Fund	$65		$—	(a)
Europe Dynamic Fund	2		—
International Advantage Fund	1		—
International Equity Fund	55		1
International Focus Fund	19		—	(a)
International Hedged Equity Fund	1		—
International Research Enhanced Equity Fund	—	(a)	—
International Value Fund	18		—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Emerging Markets Equity Fund	0.25%	0.25%	0.25%	0.10%	0.25%	0.25%	0.25%	0.10%
Emerging Markets Research Enhanced Equity Fund	n/a	n/a	0.25	n/a	n/a	n/a	n/a	n/a
Europe Dynamic Fund	0.25	0.25	0.25	0.10	n/a	n/a	n/a	n/a
International Advantage Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	n/a
International Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
International Focus Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
International Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
International Research Enhanced Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	n/a	n/a
International Value Fund	0.25	0.25	0.25	0.10	0.25	n/a	n/a	0.10

120	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included as Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L		Class R2	Class R3	Class R4	Class R5	Class R6
Emerging Markets Equity Fund	1.24%	1.74%	0.99%	n/a	(1)	1.54%	1.29%	1.04%	0.89%	0.79%
Emerging Markets Research Enhanced Equity Fund	n/a	n/a	0.45	n/a		n/a	n/a	n/a	n/a	0.35
Europe Dynamic Fund	1.24	1.74	0.99	n/a		n/a	n/a	n/a	n/a	n/a
International Advantage Fund	0.95	1.45	0.70	n/a		1.25	n/a	n/a	n/a	0.50
International Equity Fund	0.95	1.45	0.70	n/a		1.25	n/a	n/a	0.60	0.50
International Focus Fund	1.00	1.50	0.75	n/a		1.30	n/a	n/a	0.65	0.55
International Hedged Equity Fund	0.85	1.35	0.60	n/a		n/a	n/a	n/a	0.45	0.35
International Research Enhanced Equity Fund	0.60	n/a	0.35	n/a		n/a	n/a	n/a	n/a	0.25
International Value Fund	1.00	1.50	0.75	n/a		1.30	n/a	n/a	0.65	0.55

(1)	Effective March 1, 2020, the contractual expense limitation for Class L Shares expired. Prior to March 1, 2020, the contractual expense limitation was 0.95% for Class L Shares.

Except as noted above, the expense limitation agreements were in effect for the six months ended April 30, 2020 and are in place until February 28, 2021.

For the six months ended April 30, 2020, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees		Total	Contractual Reimbursements
Emerging Markets Equity Fund	$858	$570	$755		$2,183	$93
Emerging Markets Research Enhanced Equity Fund	115	77	—	(a)	192	5
Europe Dynamic Fund	—	—	21		21	—
International Advantage Fund	651	435	86		1,172	—	(a)
International Equity Fund	938	624	156		1,718	1
International Focus Fund	1,177	785	98		2,060	7
International Hedged Equity Fund	95	32	1		128	56
International Research Enhanced Equity Fund	758	505	343		1,606	—
International Value Fund	201	121	63		385	—	(a)

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	121

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2020 were as follows (amounts in thousands):

Emerging Markets Equity Fund	$155
Emerging Markets Research Enhanced Equity Fund	69
Europe Dynamic Fund	13
International Advantage Fund	42
International Equity Fund	51
International Focus Fund	53
International Hedged Equity Fund	3
International Research Enhanced Equity Fund	182
International Value Fund	8

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2020, Emerging Markets Equity Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2020, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Markets Equity Fund	$2,813,915	$460,593
Emerging Markets Research Enhanced Equity Fund	1,126,545	521,333
Europe Dynamic Fund	349,625	384,501
International Advantage Fund	789,329	735,124
International Equity Fund	492,514	387,276
International Focus Fund	691,918	482,225
International Hedged Equity Fund	85,280	31,484
International Research Enhanced Equity Fund	1,267,069	1,021,570
International Value Fund	97,764	130,638

During the six months ended April 30, 2020, there were no purchases or sales of U.S. Government securities.

122	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at April 30, 2020 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Equity Fund	$6,980,755	$1,477,626	$561,590	$916,036
Emerging Markets Research Enhanced Equity Fund	2,562,890	123,728	348,606	(224,878)
Europe Dynamic Fund	472,725	31,262	45,010	(13,748)
International Advantage Fund	1,623,558	103,894	171,849	(67,955)
International Equity Fund	2,342,906	593,638	170,276	423,362
International Focus Fund	2,651,599	149,601	138,343	11,258
International Hedged Equity Fund	104,098	6,216	18,965	(12,749)
International Research Enhanced Equity Fund	4,843,280	371,478	665,020	(293,542)
International Value Fund	351,127	6,647	83,979	(77,332)

At October 31, 2019, the following Funds had net capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term		Long-Term
Emerging Markets Equity Fund	$7,673		$116,595
Europe Dynamic Fund	111,146		2,935
International Advantage Fund	222,918		54,545
International Equity Fund	38,501		19,256
International Focus Fund	42,042	*	6,985	*
International Hedged Equity Fund	153		297
International Research Enhanced Equity Fund	16,878		145,754
International Value Fund	38,435		7,625

At October 31, 2019, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Utilized
	Short-Term	Long-Term
Emerging Markets Equity Fund	$—	$10,702

*	Amount includes capital loss carryforwards which are limited in future years under Internal Revenue Code sections 381—384.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund at April 30, 2020. Average borrowings from the Facility during the six months ended April 30, 2020, were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Emerging Markets Research Enhanced Equity Fund	$20,330	1.67%	4	$3
Europe Dynamic Fund	2,326	1.85	3	—	(a)
International Advantage Fund	20,534	1.87	3	4
International Hedged Equity Fund	3,784	0.79	2	—	(a)

(a)	Amount rounds to less than one thousand.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	123

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Funds had no borrowings outstanding from the unsecured, uncommitted facility during the six months ended April 30, 2020.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended April 30, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of April 30, 2020, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/ or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/ or Non-Affiliated Omnibus Accounts	% of the Fund
Emerging Markets Equity Fund	—	—%	2	26.1%
Emerging Markets Research Enhanced Equity Fund	4	58.5	—	—
Europe Dynamic Fund	4	60.2	1	12.0
International Advantage Fund	5	72.9	—	—
International Equity Fund	2	41.0	1	12.4
International Focus Fund	4	68.5	—	—
International Hedged Equity Fund	1	49.8	1	19.1
International Research Enhanced Equity Fund	3	31.0	—	—
International Value Fund	—	—	1	72.8

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

As of April 30, 2020, the J.P. Morgan Investor Funds, the JPMorgan SmartRetirement Funds and the SmartRetirement Blend Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds	JPMorgan SmartRetirement Blend Funds
Emerging Markets Equity Fund	—%	12.5%	—%
Emerging Markets Research Enhanced Equity Fund	—	65.0	19.1
Europe Dynamic Fund	51.8	—	—
International Advantage Fund	—	95.8	—
International Equity Fund	—	54.6	—
International Focus Fund	—	76.1	—
International Research Enhanced Equity Fund	15.6	64.2	—

124	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2020, the following Funds had non-U.S. country allocations representing greater than 10% of total investments (excluding investment of cash collateral from securities loaned) as follows:

	China	France	Germany	India	Japan
Emerging Markets Equity Fund	35.5%	—%	—%	16.5%	—%
Emerging Markets Research Enhanced Equity Fund	39.4	—	—	—	—
Europe Dynamic Fund	—	14.9	13.1	—	—
International Advantage Fund	—	—	—	—	25.7
International Equity Fund	—	13.3	—	—	15.4
International Focus Fund	10.0	—	10.1	—	—
International Hedged Equity Fund	—	12.5	—	—	23.6
International Research Enhanced Equity Fund	—	12.4	—	—	23.0
International Value Fund	—	—	—	—	25.8

	South Korea	Switzerland	Taiwan	United Kingdom
Emerging Markets Research Enhanced Equity Fund	12.3%	—%	12.0%	—%
Europe Dynamic Fund	—	20.9	—	17.5
International Advantage Fund	—	11.8	—	11.1
International Equity Fund	—	13.9	—	14.8
International Focus Fund	—	11.1	—	20.0
International Hedged Equity Fund	—	11.6	—	15.8
International Research Enhanced Equity Fund	—	11.4	—	15.6
International Value Fund	—	—	—	14.0

As of April 30, 2020, a significant portion of each Fund’s investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	125

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

The Funds are subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

126	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2019, and continued to hold your shares at the end of the reporting period, April 30, 2020.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Emerging Markets Equity Fund
Class A
Actual	$1,000.00	$897.40	$5.85	1.24%
Hypothetical	1,000.00	1,018.70	6.22	1.24
Class C
Actual	1,000.00	895.20	8.20	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74
Class I
Actual	1,000.00	898.60	4.67	0.99
Hypothetical	1,000.00	1,019.94	4.97	0.99
Class L
Actual	1,000.00	899.30	4.20	0.89
Hypothetical	1,000.00	1,020.44	4.47	0.89
Class R2
Actual	1,000.00	896.30	7.26	1.54
Hypothetical	1,000.00	1,017.21	7.72	1.54
Class R3
Actual	1,000.00	897.50	6.09	1.29
Hypothetical	1,000.00	1,018.45	6.47	1.29
Class R4
Actual	1,000.00	898.30	4.91	1.04
Hypothetical	1,000.00	1,019.69	5.22	1.04
Class R5
Actual	1,000.00	899.20	4.20	0.89
Hypothetical	1,000.00	1,020.44	4.47	0.89
Class R6
Actual	1,000.00	899.50	3.73	0.79
Hypothetical	1,000.00	1,020.93	3.97	0.79

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	127

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Emerging Markets Research Enhanced Equity Fund
Class I
Actual	$1,000.00	$882.10	$2.01	0.43%
Hypothetical	1,000.00	1,022.73	2.16	0.43
Class R6
Actual	1,000.00	882.70	1.64	0.35
Hypothetical	1,000.00	1,023.12	1.76	0.35

JPMorgan Europe Dynamic Fund
Class A	1,000.00	833.50	5.65	1.24
Actual	1,000.00	1,018.70	6.22	1.24
Hypothetical
Class C	1,000.00	830.90	7.92	1.74
Actual	1,000.00	1,016.21	8.72	1.74
Hypothetical
Class I	1,000.00	834.40	4.52	0.99
Actual	1,000.00	1,019.94	4.97	0.99
Hypothetical
Class L	1,000.00	834.90	3.88	0.85
Actual	1,000.00	1,020.64	4.27	0.85
Hypothetical
Class R6	1,000.00	835.20	3.42	0.75
Actual	1,000.00	1,021.13	3.77	0.75
Hypothetical

JPMorgan International Advantage Fund
Class A	1,000.00	838.10	4.34	0.95
Actual	1,000.00	1,020.14	4.77	0.95
Hypothetical
Class C	1,000.00	836.60	6.62	1.45
Actual	1,000.00	1,017.65	7.27	1.45
Hypothetical
Class I	1,000.00	839.40	3.20	0.70
Actual	1,000.00	1,021.38	3.52	0.70
Hypothetical
Class R2	1,000.00	837.10	5.71	1.25
Actual	1,000.00	1,018.65	6.27	1.25
Hypothetical
Class R6	1,000.00	840.50	2.29	0.50
Actual	1,000.00	1,022.38	2.51	0.50
Hypothetical

JPMorgan International Equity Fund
Class A	1,000.00	874.00	4.43	0.95
Actual	1,000.00	1,020.14	4.77	0.95
Hypothetical
Class C	1,000.00	871.20	6.75	1.45
Actual	1,000.00	1,017.65	7.27	1.45
Hypothetical
Class I	1,000.00	875.00	3.26	0.70
Actual	1,000.00	1,021.38	3.52	0.70
Hypothetical
Class R2	1,000.00	872.30	5.82	1.25
Actual	1,000.00	1,018.65	6.27	1.25
Hypothetical
Class R5	1,000.00	875.50	2.80	0.60
Actual	1,000.00	1,021.88	3.02	0.60
Hypothetical

128	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan International Equity Fund (continued)
Class R6	$1,000.00	$875.70	$2.33	0.50%
Actual	1,000.00	1,022.38	2.51	0.50
Hypothetical

JPMorgan International Focus Fund (formerly known as JPMorgan International Unconstrained Equity Fund)
Class A	1,000.00	902.50	4.73	1.00
Actual	1,000.00	1,019.89	5.02	1.00
Hypothetical
Class C	1,000.00	900.80	7.09	1.50
Actual	1,000.00	1,017.40	7.52	1.50
Hypothetical
Class I	1,000.00	904.00	3.55	0.75
Actual	1,000.00	1,021.13	3.77	0.75
Hypothetical
Class R2	1,000.00	901.40	6.15	1.30
Actual	1,000.00	1,018.40	6.52	1.30
Hypothetical
Class R5	1,000.00	904.10	3.08	0.65
Actual	1,000.00	1,021.63	3.27	0.65
Hypothetical
Class R6	1,000.00	904.70	2.60	0.55
Actual	1,000.00	1,022.13	2.77	0.55
Hypothetical

JPMorgan International Hedged Equity Fund
Class A	1,000.00	913.30	4.04	0.85
Actual	1,000.00	1,020.64	4.27	0.85
Hypothetical
Class C	1,000.00	910.80	6.41	1.35
Actual	1,000.00	1,018.15	6.77	1.35
Hypothetical
Class I	1,000.00	914.40	2.86	0.60
Actual	1,000.00	1,021.88	3.02	0.60
Hypothetical
Class R5	1,000.00	915.40	2.14	0.45
Actual	1,000.00	1,022.63	2.26	0.45
Hypothetical
Class R6	1,000.00	915.60	1.67	0.35
Actual	1,000.00	1,023.12	1.76	0.35
Hypothetical

JPMorgan International Research Enhanced Equity Fund
Class A	1,000.00	847.90	2.76	0.60
Actual	1,000.00	1,021.88	3.02	0.60
Hypothetical
Class I	1,000.00	848.90	1.56	0.34
Actual	1,000.00	1,023.17	1.71	0.34
Hypothetical
Class R6	1,000.00	849.00	1.10	0.24
Actual	1,000.00	1,023.67	1.21	0.24
Hypothetical

JPMorgan International Value Fund
Class A	1,000.00	767.50	4.39	1.00
Actual	1,000.00	1,019.89	5.02	1.00
Hypothetical

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	129

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan International Value Fund (continued)
Class C	$1,000.00	$765.60	$6.58	1.50%
Actual	1,000.00	1,017.40	7.52	1.50
Hypothetical
Class I	1,000.00	768.70	3.30	0.75
Actual	1,000.00	1,021.13	3.77	0.75
Hypothetical
Class L	1,000.00	769.00	2.86	0.65
Actual	1,000.00	1,021.63	3.27	0.65
Hypothetical
Class R2	1,000.00	767.10	5.71	1.30
Actual	1,000.00	1,018.40	6.52	1.30
Hypothetical
Class R5	1,000.00	768.80	2.86	0.65
Actual	1,000.00	1,021.63	3.27	0.65
Hypothetical
Class R6	1,000.00	769.20	2.42	0.55
Actual	1,000.00	1,022.13	2.77	0.55
Hypothetical

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

130	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

Each of the Funds has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Boards of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquidity Investment Minimum (“HLIM”) established for a Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). On February 11, 2020, the Board of Trustees reviewed the Program Administrator’s initial written report (the “Report”) concerning the operation of the Program for the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying each of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for this limit; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by extended non-U.S. market closures.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	131

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. April 2020.	SAN-INTEQ-420

Semi-Annual Report

J.P. Morgan Tax Aware Funds

April 30, 2020 (Unaudited)

JPMorgan Tax Aware Equity Fund

JPMorgan Tax Aware Real Return Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

June 11, 2020 (Unaudited)

Dear Shareholders,

Many have faced significant challenges since my last letter, whether related to the COVID-19 pandemic or the recent acts of racism and discrimination around the world. While many have endured uncertainty and abrupt changes in their personal and professional lives related to these challenges, you can be confident that J.P. Morgan Asset Management is well-prepared for adverse events and is taking action to ensure that our clients and mutual fund shareholders continue to receive the service that is the foundation of our enterprise.

“Our extensive planning and testing of resiliency protocols enabled us to provide uninterrupted and expanded assistance to our clients and fund shareholders even as the COVID-19 crisis dramatically increased the volume of client questions and the demand for investment solutions.” — Andrea L. Lisher

Our extensive planning and testing of resiliency protocols enabled us to provide uninterrupted and expanded assistance to our clients and fund shareholders even as the COVID-19 crisis dramatically increased the volume of client questions and the demand for investment solutions. While our own employees transitioned to working from home, they worked tirelessly to guide our clients and shareholders through this unprecedented time. We are here for you — our clients and fund shareholders — regardless of the economic, market or social and civic environment. That’s how we have always operated and we will not waiver in that commitment.

JPMorgan Chase & Co. has also recommitted its firm stance against any form of racism, discrimination, or social injustice. As Brian Lamb, Global Head of Diversity & Inclusion, recently said, “We are working across the entire firm — being intentional to strengthen our inclusive environment where our employees, customers and partners feel welcomed and valued in the communities where we do business.” To learn more, please visit JPMorgan Chase & Co.’s Diversity & Inclusion website.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

APRIL 30, 2020	J.P. MORGAN TAX AWARE FUNDS	1

J.P. Morgan Tax Aware Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited)

While developed markets equity generally rallied in the final months of 2019, the global response to the COVID-19 pandemic led to a dramatic increase in financial market volatility and drove asset prices sharply lower in February and March of 2020 before equity prices posted a small rebound in April 2020.

Global equity markets, led by the U.S. and Europe, largely recorded gains for the final two months of 2019 on the back of accommodative policies from leading central banks and investor expectations of a reduction in trade tensions. Even as economic data showed slowing or flat growth in China, Europe and the U.S. in the final quarter of 2019, there were no indicators that the longest recorded economic expansion in the U.S. would necessarily end. In the second half of December 2019, the U.S. and China reached a “Phase One” agreement that reduced trade tariffs and headed off the implementation of new tariffs. Combined with less aggressive U.S. trade rhetoric toward Mexico and toward European and Japanese auto industries, the U.S.-China trade agreement fueled price gains in developed equity markets.

Early January 2020 saw continued investor support for global equity that weathered a brief flare up in military tension between the U.S. and Iran. However, investor sentiment began to turn as the outbreak of COVID-19 began to impact large parts of China’s economy.

U.S. equity prices found support in early February 2020 as companies began to report better-than-expected earnings from the final quarter of 2019. By the end of the month, equity prices had fallen significantly and yields on benchmark 10-year U.S. Treasury bonds had fallen to a record low 1.1% as investors sought the perceived safety of government-backed bonds.

The month of March 2020 proved to be worse for equity prices and a range of other asset classes as COVID-19 was declared a pandemic and national, regional and municipal governments implemented at-home quarantines and a range of other actions designed to prevent hospitals and health care systems from being overwhelmed. The U.S. Federal Reserve slashed interest rates, restarted its quantitative easing or asset purchasing program, and unleashed an array of programs to maintain liquidity and functioning in short-term commercial debt markets. However, leading equity indexes lost 20% or more of their value during the first quarter of 2020.

U.S. equity markets rebounded slightly in April 2020 and fixed income markets rallied somewhat as investors reacted positively to the actions of central banks and national governments to mitigate the economic impact of the pandemic. Price gains were seen in large cap technology stocks and pharmaceutical sector stocks. Fixed income investments benefitted from accommodative central bank policies and high quality corporate credit outperformed government bonds for the month.

For the six months ended April 30, 2020, the S&P 500 Index returned -3.16% and the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index returned -0.67%.

2	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2020

JPMorgan Tax Aware Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	0.46%
S&P 500 Index	(3.16)%

Net Assets as of 4/30/2020 (In Thousands)	$1,104,649

INVESTMENT OBJECTIVE**

The JPMorgan Tax Aware Equity Fund (the “Fund”) seeks to provide high after-tax total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the six months ended April 30, 2020.

The Fund’s overweight allocation and security selection in the media sector and its underweight position in the consumer cyclical sector, where it had no allocation, were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the pharmaceutical/medical technology and financial services sectors was a leading detractor from relative performance.

Leading individual contributors to the Fund’s relative performance included its overweight positions in Amazon.com Inc. and Microsoft Corp. and its underweight position in Boeing Co. Shares of Amazon, a provider of online retail shopping and related services, rose amid consistent earnings growth in 2019 and investor expectations that its business would benefit from consumers shopping from home during the COVID-19 pandemic. Shares of Microsoft, a provider of software and related services, rose amid consistent earnings growth in 2019 and benefitted from investor demand for large cap stocks as equity prices fell in 2020 in response to the COVID-19 pandemic. Shares of Boeing, an airplane manufacturing and aerospace company, fell amid investor expectations that orders for new planes would shrink as commercial airlines suffer financial stress due to severe reductions in flights in response to the COVID-19 pandemic.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Broadcom Ltd, Alphabet Inc. and Zimmer Biomet Holdings Inc. Shares of Broadcom, a semiconductor manufacturer, fell after the company withdrew its forecast for 2020 earnings and revenue in response to uncertainty about the impact of COVID-19 on its business. Shares of Alphabet, parent company of Google Inc., fell amid a significant decline in advertising spending in early 2020. Shares of Zimmer Biomet Holdings, a medical devices manufacturer, fell in 2020 amid a sharp global decline in elective surgeries.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, researching companies to determine what the portfolio managers believed to be the companies’ underlying value and potential for future earnings growth.

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	9.1%
2.	Amazon.com, Inc.	7.9
3.	Apple, Inc.	5.1
4.	Alphabet, Inc., Class A	3.8
5.	Alphabet, Inc., Class C	3.7
6.	Mastercard, Inc., Class A	3.5
7.	UnitedHealth Group, Inc.	2.9
8.	Union Pacific Corp.	2.5
9.	Home Depot, Inc. (The)	2.3
10.	Honeywell International, Inc.	2.2

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	32.6%
Health Care	14.5
Consumer Discretionary	13.7
Communication Services	13.2
Industrials	10.7
Financials	6.1
Consumer Staples	4.8
Utilities	1.9
Materials	1.5
Energy	0.7
Short-Term Investments	0.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2020. The Fund’s portfolio composition is subject to change.

APRIL 30, 2020	J.P. MORGAN TAX AWARE FUNDS	3

JPMorgan Tax Aware Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2020
		6 MONTHS*			1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	March 22, 2011
With Sales Charge**		(5.02)%	(6.40)%	(1.91)%	(2.37)%	(3.85)%	(0.27)%	7.95%	6.57%	6.08%	10.86%	9.97%	8.87%
Without Sales Charge		0.24	(1.22)	1.26	3.04	1.47	3.00	9.12	7.73	7.03	11.46	10.56	9.40
CLASS C SHARES	March 22, 2011
With CDSC***		(0.99)	(2.41)	0.52	1.56	0.09	2.06	8.58	7.29	6.61	10.95	10.15	8.98
Without CDSC		0.01	(1.41)	1.11	2.56	1.09	2.65	8.58	7.29	6.61	10.95	10.15	8.98
CLASS I SHARES	January 30, 1997	0.46	(1.04)	1.42	3.46	1.79	3.31	9.59	8.09	7.39	11.89	10.91	9.75
CLASS R6 SHARES	October 1, 2018	0.51	(1.00)	1.46	3.60	1.91	3.41	9.63	8.12	7.42	11.91	10.93	9.77

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (4/30/10 TO 4/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class A, Class C and Class R6 Shares would have been different than those shown because Class A, Class C and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Tax Aware Equity Fund and the S&P 500 Index from April 30, 2010 to April 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate such tax liability.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares, with the exception of returns noted above as returns after taxes.

4	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2020

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2020	J.P. MORGAN TAX AWARE FUNDS	5

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(6.27)%
Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index	(0.67)%
Tax Aware Real Return Composite Benchmark**	(4.23)%

Net Assets as of 4/30/2020 (In Thousands)	$387,051

INVESTMENT OBJECTIVE***

The JPMorgan Tax Aware Real Return Fund (the “Fund”) seeks to maximize after-tax inflation protected return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares had a negative absolute return and underperformed both the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”) and the Tax Aware Real Return Composite Benchmark for the six months ended April 30, 2020.

The Fund’s hedge against inflation, which was implemented through the use of swaps contracts, was the leading detractor from absolute performance and performance relative to the Benchmark. During the reporting period, Bloomberg Barclays inflation swap indexes generally fell, initially as Russia and Saudi Arabia undercut each other’s petroleum prices and then as global prices fell sharply amid the global response to the COVID-19 pandemic.

Relative to the Benchmark, the Fund’s overweight allocation to leasing sector bonds, about one-third of which are rated BBB, detracted from performance as investors sought higher rated bonds. The Fund’s underweight allocation to pre-refunded bonds, which are generally higher rated, also detracted from relative performance.

The Fund’s allocation to higher rated state general obligation bonds relative to the Benchmark was a leading contributor to relative performance. The Fund’s underweight positon in industrial development revenue/pollution control revenue bonds, which was the lowest performing sector in the Benchmark, also contributed to relative performance. The Fund had no allocation to the housing sector, which also contributed to relative performance.

HOW WAS THE FUND POSITIONED?

Among the Fund’s tax-exempt fixed income investments, the Fund employed a bottom-up, security-selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. The Fund maintained its bias to high quality debt securities, as the Fund’s portfolio managers preferred higher quality issuances. The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using zero coupon inflation linked swaps (“inflation swaps”) to purchase protection against inflation along the yield curve.

During the reporting period, the Fund’s portfolio managers decreased the hedge ratio to 80% from 92%.

INVESTMENT APPROACH

The Fund uses inflation swaps in combination with tax-exempt municipal bonds to seek to replicate a portfolio of inflation protected securities. The Fund is designed to protect the total return generated by its tax-exempt fixed income holdings from inflation risk. The inflation swaps used by the Fund are based on cumulative percentage movements in the Consumer Price Index for All Urban Consumers (“CPI-U”). The inflation swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a U.S. Treasury Inflation Protected Security of equal maturity.

The Fund’s portfolio managers aim to protect the portfolio from inflation risk across maturities. Therefore, the yield curve positioning of the underlying bonds is used as the general basis for the Fund’s inflation swap positioning. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time. The Fund’s portfolio managers believe that matching the duration of the inflation protection to the duration of the underlying bonds is the most effective and efficient way to protect the portfolio from both actual realized inflation as well as the loss of value that results from an increase in inflation expectations. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. However, the inflation protection is actively managed, and the Fund’s portfolio managers may elect to deviate from the curve positioning of the underlying bonds as a result of opportunities that may result from macroeconomic or technical factors.

6	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2020

PORTFOLIO COMPOSITION****
Municipal Bonds	98.3%
Short-Term Investments	1.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Fund’s Composite Benchmark is determined by adding the return of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Bloomberg Barclays Inflation Swap 5 Year Zero Coupon Index.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of April 30, 2020. The Fund’s portfolio composition is subject to change.

APRIL 30, 2020	J.P. MORGAN TAX AWARE FUNDS	7

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2020
		6 MONTHS*			1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	August 31, 2005
With Sales Charge**		(9.90)%	(9.90)%	(5.42)%	(9.43)%	(9.43)%	(4.69)%	(0.74)%	(0.79)%	(0.01)%	0.54%	0.52%	0.98%
Without Sales Charge		(6.40)	(6.40)	(3.33)	(5.92)	(5.92)	(2.58)	0.02	(0.02)	0.58	0.93	0.91	1.29
CLASS C SHARES	August 31, 2005
With CDSC***		(7.65)	(7.65)	(4.17)	(7.43)	(7.43)	(3.69)	(0.51)	(0.54)	0.06	0.33	0.31	0.69
Without CDSC		(6.65)	(6.65)	(3.58)	(6.43)	(6.43)	(3.09)	(0.51)	(0.54)	0.06	0.33	0.31	0.69
CLASS I SHARES	August 31, 2005	(6.27)	(6.27)	(3.20)	(5.68)	(5.68)	(2.33)	0.29	0.24	0.84	1.19	1.17	1.54
CLASS R6 SHARES	August 16, 2013	(6.33)	(6.33)	(3.21)	(5.69)	(5.69)	(2.30)	0.35	0.34	0.95	1.25	1.24	1.62

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (4/30/10 TO 4/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Tax Aware Real Return Fund, the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Tax Aware Real Return Composite Benchmark from April 30, 2010 to April 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Tax Aware Real Return Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable.

The Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Tax Aware Real Return Composite Benchmark is determined by adding the return of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Bloomberg Barclays Inflation Swap 5 Year Zero Coupon Index. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate such tax liability.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower.

8	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2020

Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares, with the exception of returns noted above as returns after taxes.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2020	J.P. MORGAN TAX AWARE FUNDS	9

JPMorgan Tax Aware Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.7%

Aerospace & Defense — 1.0%

Northrop Grumman Corp.	33	10,945

Banks — 3.6%

Bank of America Corp.	726	17,471

Citigroup, Inc.	272	13,200

First Republic Bank	82	8,562

		39,233

Beverages — 3.5%

Coca-Cola Co. (The)	269	12,326

Constellation Brands, Inc., Class A	33	5,474

PepsiCo, Inc.	160	21,179

		38,979

Biotechnology — 2.7%

AbbVie, Inc.	216	17,771

Biogen, Inc. *	14	4,067

Vertex Pharmaceuticals, Inc. *	32	8,058

		29,896

Building Products — 0.8%

Allegion plc	87	8,727

Capital Markets — 1.3%

Morgan Stanley	371	14,635

Chemicals — 1.5%

Air Products & Chemicals, Inc.	25	5,527

Linde plc (United Kingdom)	61	11,216

		16,743

Commercial Services & Supplies — 1.2%

Waste Connections, Inc.	158	13,539

Electric Utilities — 1.9%

NextEra Energy, Inc.	92	21,244

Entertainment — 0.8%

Netflix, Inc. *	21	8,607

Food Products — 1.3%

Mondelez International, Inc., Class A	281	14,447

Health Care Equipment & Supplies — 4.5%

Boston Scientific Corp. *	460	17,251

Danaher Corp.	113	18,521

Zimmer Biomet Holdings, Inc.	116	13,916

		49,688

Health Care Providers & Services — 2.9%

UnitedHealth Group, Inc.	109	31,805

INVESTMENTS	SHARES (000)	VALUE ($000)

Hotels, Restaurants & Leisure — 0.7%

McDonald’s Corp.	18	3,320

Yum! Brands, Inc.	55	4,755

		8,075

Industrial Conglomerates — 2.2%

Honeywell International, Inc.	169	23,931

Insurance — 1.2%

Chubb Ltd.	123	13,313

Interactive Media & Services — 9.0%

Alphabet, Inc., Class A *	31	41,722

Alphabet, Inc., Class C *	30	40,522

Facebook, Inc., Class A *	84	17,290

		99,534

Internet & Direct Marketing Retail — 7.9%

Amazon.com, Inc. *	35	87,481

IT Services — 11.8%

Automatic Data Processing, Inc.	66	9,615

Fidelity National Information Services, Inc.	106	13,965

Fiserv, Inc. *	169	17,376

Leidos Holdings, Inc.	113	11,185

Mastercard, Inc., Class A	141	38,714

PayPal Holdings, Inc. *	157	19,365

Visa, Inc., Class A	71	12,653

WEX, Inc. *	55	7,331

		130,204

Machinery — 1.2%

Stanley Black & Decker, Inc.	119	13,147

Media — 3.5%

Charter Communications, Inc., Class A *	46	22,599

Comcast Corp., Class A	414	15,582

		38,181

Oil, Gas & Consumable Fuels — 0.6%

Chevron Corp.	78	7,139

Pharmaceuticals — 4.4%

Bristol-Myers Squibb Co.	239	14,540

Eli Lilly & Co.	130	20,083

Merck & Co., Inc.	179	14,202

		48,825

Road & Rail — 4.3%

Norfolk Southern Corp.	118	20,216

Union Pacific Corp.	170	27,117

		47,333

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Semiconductors & Semiconductor Equipment — 5.3%

ASML Holding NV (Registered), NYRS (Netherlands)	29	8,235

Broadcom, Inc.	69	18,838

NVIDIA Corp.	35	10,259

Texas Instruments, Inc.	187	21,739

		59,071

Software — 10.4%

Microsoft Corp.	563	100,844

salesforce.com, Inc. *	87	14,015

		114,859

Specialty Retail — 5.1%

AutoZone, Inc. *	10	9,970

Home Depot, Inc. (The)	118	25,903

Lowe’s Cos., Inc.	195	20,406

		56,279

Technology Hardware, Storage & Peripherals — 5.1%

Apple, Inc.	192	56,536

Total Common Stocks (Cost $487,704)		1,102,396

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 0.3%

Investment Companies — 0.3%

JPMorgan Prime Money Market Fund Class IM Shares, 0.69% (a) (b) (Cost $2,769)	2,769	2,772

Total Investments—100.0% (Cost $490,473)		1,105,168
Liabilities in Excess of Other Assets — 0.0% (c)		(519)

NET ASSETS — 100.0%		1,104,649

Percentages indicated are based on net assets.

Abbreviations

NYRS	New York Registry Shares

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2020.
(c)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN TAX AWARE FUNDS	11

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 94.0% (a)

Alabama — 0.0% (b)

Education — 0.0% (b)

Alabama Public School and College Authority

Series 2016-A, Rev., 4.00%, 6/1/2031	35	39

Alaska — 4.1%

Other Revenue — 4.1%

Borough of Matanuska-Susitna, Goose Creek Correctional Center Project

Series 2016, Rev., 5.00%, 9/1/2024	15	17

Rev., 5.25%, 9/1/2029	13,490	15,816

		15,833

Total Alaska		15,833

Arizona — 0.4%

General Obligation — 0.0% (b)

Pima County Unified School District No. 16 Catalina Foothills, School Improvement Projects

Series 2018-B, GO, 5.00%, 7/1/2028	10	12

Other Revenue — 0.3%

City of San Luis

Series A, Rev., AGM, 5.00%, 7/1/2025	50	59

County of Pima

Rev., 3.00%, 7/1/2023	5	5

Phoenix Civic Improvement Corp., Senior Lien

Series 2011C, Rev., 5.00%, 7/1/2024	1,000	1,048

Town of Queen Creek, Excise Tax

Series 2016, Rev., 4.00%, 8/1/2026	25	29

Rev., 5.00%, 8/1/2029	10	12

		1,153

Transportation — 0.0% (b)

Pima County Regional Transportation Authority

Series 2014, Rev., 5.00%, 6/1/2025	20	22

Utility — 0.1%

Salt River Project Agricultural Improvement & Power District, Electric System

Series A, Rev., 5.00%, 1/1/2028	185	234

Total Arizona		1,421

Arkansas — 0.0% (b)

Other Revenue — 0.0% (b)

City of Springdale Public Facilities Board Hospital, Arkansas Children’s Northwest Project

Series 2016, Rev., 5.00%, 3/1/2030	10	12

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — 18.3%

Certificate of Participation/Lease — 0.0% (b)

Los Angeles Unified School District, Headquarters Building Projects

Series B, COP, 5.00%, 10/1/2031	80	85

Education — 0.2%

California Municipal Finance Authority, Lutheran University

Rev., 5.00%, 10/1/2029	225	250

Rev., 5.00%, 10/1/2030	225	248

Rev., 5.00%, 10/1/2031	225	246

		744

General Obligation — 3.9%

Briggs Elementary School District, Election of 2014

Series B, GO, 4.00%, 8/1/2030	5	6

Center Unified School District, Election of 1991

GO, NATL-RE, Zero Coupon, 8/1/2026	750	562

Lompoc Valley Medical Center

GO, 5.00%, 8/1/2024	15	17

Los Angeles Community College District, Election of 2008

Series G, GO, 4.00%, 8/1/2039	145	155

San Diego Unified School District, Election of 1998

Series F-1, GO, AGM, 5.25%, 7/1/2028	1,000	1,285

State Center Community College District

GO, 5.00%, 8/1/2024	1,000	1,084

State of California, Various Purpose

GO, 5.00%, 8/1/2030	10,370	11,937

Westminster School District

Series 2016, GO, 5.00%, 8/1/2030	5	6

		15,052

Hospital — 0.8%

California Health Facilities Financing Authority, Kaiser Permanente

Series 2017A, Subseries 2017A-2, Rev., 4.00%, 11/1/2038	1,000	1,080

California Municipal Finance Authority, Community Medical Centers

Series 2017A, Rev., 5.00%, 2/1/2031	1,750	1,969

		3,049

Other Revenue — 1.4%

Golden State Tobacco Securitization Corp., Tobacco Settlement

Series 2015A, Rev., 5.00%, 6/1/2034	4,950	5,561

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other Revenue — continued

Turlock Irrigation District, First Priority

Rev., 5.00%, 1/1/2022	10	11

		5,572

Prerefunded — 0.0% (b)

City of Los Angeles, Department of Water and Power, Power System

Series A, Rev., 5.00%, 1/1/2023 (c)	15	17

Transportation — 1.6%

California Infrastructure and Economic Development Bank, Bay Area Toll Bridges, First Lien

Rev., AGM, 5.00%, 7/1/2022 (c)	340	370

San Francisco Bay Area Rapid Transit District, Sales Tax

Series A, Rev., 5.00%, 7/1/2025	395	463

Series A, Rev., 5.00%, 7/1/2026	225	264

San Francisco City and County, Airport Commission, San Francisco International Airport

Series 2019-A, Rev., AMT, 5.00%, 5/1/2034	25	29

San Joaquin County Transportation Authority, Measure K Sales Tax

Rev., 5.00%, 3/1/2029	2,285	2,771

Rev., 5.00%, 3/1/2030	2,000	2,413

		6,310

Utility — 9.2%

City of Los Angeles, Department of Water and Power, Power System

Series B, Rev., 5.00%, 7/1/2031	2,100	2,362

Series A, Rev., 5.00%, 7/1/2032	2,550	3,060

Series B, Rev., 5.00%, 7/1/2032	1,925	2,158

Series D, Rev., 5.00%, 7/1/2032	3,300	3,750

Series 2019-C, Rev., 5.00%, 7/1/2034	5	6

Series A, Rev., 5.00%, 7/1/2034	710	845

Long Beach Bond Finance Authority, Natural Gas

Series A, Rev., 5.25%, 11/15/2021	5,000	5,239

Los Angeles Department of Water & Power Power System

Series B, Rev., 5.00%, 7/1/2029	8,580	10,463

Series A, Rev., 5.00%, 7/1/2033	5,000	5,973

Sacramento Municipal Utility District Financing Authority, Cosumnes Project

Rev., 5.00%, 7/1/2028	1,290	1,532

		35,388

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Water & Sewer — 1.2%

City of Culver City, Wastewater Facilities

Series A, Rev., 4.00%, 9/1/2035	25	29

City of Santa Rosa, Wastewater, Capital Appreciation

Series B, Rev., AGM-CR, AMBAC, Zero Coupon, 9/1/2023	4,750	4,553

South Placer Wastewater Authority

Rev., 5.00%, 11/1/2024	10	12

		4,594

Total California		70,811

Colorado — 1.6%

Certificate of Participation/Lease — 1.0%

City of Greeley

COP, 4.00%, 12/1/2034	10	11

Pueblo County School District No. 70

Series 2014, COP, 3.30%, 1/15/2027	15	15

State of Colorado, Building Excellent Schools Today

Series 2018M, COP, 5.00%, 3/15/2029	3,150	3,920

		3,946

Hospital — 0.6%

Denver Health and Hospital Authority, Healthcare

Series 2019-A, Rev., 4.00%, 12/1/2038	1,250	1,271

Series 2019-A, Rev., 4.00%, 12/1/2039	1,000	1,010

		2,281

Total Colorado		6,227

Connecticut — 0.1%

General Obligation — 0.1%

City of Greenwich

GO, 5.00%, 6/1/2020	200	201

Town of Stafford

GO, 3.00%, 8/1/2026	10	10

		211

Hospital — 0.0% (b)

State of Connecticut, Health and Educational Facilities Authority, Middlesex Hospital Issue

Series 2011N, Rev., 5.00%, 7/1/2020	30	30

Total Connecticut		241

Delaware — 1.2%

General Obligation — 1.2%

County of New Castle

Series 2012B, GO, 5.00%, 7/15/2021	20	21

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN TAX AWARE FUNDS	13

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

State of Delaware

Series 2018A, GO, 5.00%, 2/1/2028	2,355	2,999

Series 2018A, GO, 5.00%, 2/1/2029	1,370	1,736

		4,756

Total Delaware		4,756

District of Columbia — 0.6%

General Obligation — 0.6%

District of Columbia

Series 2017A, GO, 5.00%, 6/1/2029	290	358

Series 2017A, GO, 5.00%, 6/1/2030	400	491

Series 2017A, GO, 5.00%, 6/1/2031	600	732

Series 2017A, GO, 5.00%, 6/1/2032	665	805

		2,386

Total District of Columbia		2,386

Florida — 2.8%

Certificate of Participation/Lease — 0.0% (b)

School District of Broward County

Series 2015B, COP, 5.00%, 7/1/2020	10	10

Utility — 1.2%

JEA Electric System

Subseries-B, Rev., 5.00%, 10/1/2033	4,000	4,786

Water & Sewer — 1.6%

Broward County, Florida Water and Sewer Utility

Series 2015B, Rev., 5.00%, 10/1/2030	5,000	5,917

Total Florida		10,713

Georgia — 0.6%

General Obligation — 0.1%

Polk School District, Sales Tax

GO, 5.00%, 3/1/2025	350	413

State of Georgia

Series 2015A, GO, 5.00%, 2/1/2025	130	153

		566

Water & Sewer — 0.5%

County of Fulton, Water & Sewerage

Rev., 5.00%, 1/1/2023	1,700	1,745

Henry County, Water & Sewerage Authority

Rev., 5.00%, 2/1/2029	125	133

		1,878

Total Georgia		2,444

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hawaii — 0.8%

General Obligation — 0.8%

State of Hawaii

Series FG, GO, 5.00%, 10/1/2028	2,500	3,035

Illinois — 1.5%

General Obligation — 0.0% (b)

Du Page & Will Counties Community School District No. 204 Indian Prairie

Series A, GO, AGM-CR, FGIC, 6.25%, 12/30/2021	140	152

Other Revenue — 0.0% (b)

City of Chicago, Motor Fuel Tax

Rev., 5.00%, 1/1/2022	105	109

Transportation — 1.1%

Illinois State Toll Highway Authority

Series A, Rev., 5.00%, 12/1/2022	3,000	3,257

Regional Transportation Authority

Series A, Rev., NATL-RE, 6.00%, 7/1/2024	750	868

		4,125

Water & Sewer — 0.4%

City of Chicago, Second Lien Waterworks Project

Rev., 5.00%, 11/1/2022	400	424

Rev., 5.00%, 11/1/2029	1,000	1,059

		1,483

Total Illinois		5,869

Indiana — 2.0%

Education — 0.0% (b)

Lake Ridge School Building Corp., First Mortgage

Rev., 4.00%, 7/15/2028	125	136

Other Revenue — 0.8%

Fort Wayne Redevelopment Authority, Harrison Square Project

Rev., 5.00%, 2/1/2026	1,110	1,256

Indiana Finance Authority, State Revolving Fund Program

Series 2019-E, Rev., 5.00%, 2/1/2040	1,655	2,020

		3,276

Utility — 1.2%

Indianapolis Local Public Improvement Bond Bank, Stormwater Project

Series 2013D, Rev., 5.00%, 1/1/2026	4,050	4,474

Total Indiana		7,886

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Iowa — 0.0%(b)

General Obligation — 0.0% (b)

City of Bondurant

Series 2020A, GO, 3.00%, 6/1/2029	100	108

Other Revenue — 0.0% (b)

Iowa Finance Authority, State Revolving Fund

Rev., 5.00%, 8/1/2032	20	24

Total Iowa		132

Louisiana — 1.2%

General Obligation — 0.0% (b)

Terrebonne Parish Recreation District No. 5

GO, 5.00%, 3/1/2027	20	24

Hospital — 0.0% (b)

St. Tammany Parish Hospital Service District No. 1

Series 2018-A, Rev., 5.00%, 7/1/2032	15	18

Other Revenue — 0.9%

Louisiana Local Government Environmental Facilities & Community Development Authority, LCTCS Act 360 Project

Rev., 5.00%, 10/1/2032	3,000	3,291

Louisiana Local Government Environmental Facilities and Community Development Authority, Bossier City Project

Rev., 5.00%, 10/1/2027	25	31

		3,322

Transportation — 0.0% (b)

State of Louisiana, State Highway Improvement

Series 2013-A, Rev., 5.00%, 6/15/2023	40	45

Utility — 0.3%

City of Alexandria, Utilities

Series 2013A, Rev., 5.00%, 5/1/2043	1,250	1,334

Lafayette Public Power Authority

Rev., 5.00%, 11/1/2025	15	18

		1,352

Total Louisiana		4,761

Maryland — 2.7%

General Obligation — 2.7%

Baltimore County, Consolidated Public Improvement

GO, 5.00%, 3/1/2032	7,090	8,764

County of Anne Arundel, Consolidated Water and Sewer

GO, 5.00%, 10/1/2029	1,450	1,802

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

County of Howard

Series 2019-B, GO, 5.00%, 8/15/2027	15	19

County of Montgomery, Consolidated Public Improvements

Series A, GO, 4.00%, 12/1/2033	5	5

		10,590

Total Maryland		10,590

Massachusetts — 2.5%

Education — 1.0%

University of Massachusetts Building Authority, Senior Lien

Series 2020-1, Rev., 5.00%, 11/1/2034	3,000	3,753

General Obligation — 1.0%

Commonwealth of Massachusetts

Series C, GO, AGM, 5.50%, 12/1/2022	200	223

Commonwealth of Massachusetts, Consolidated Loan of 2018

Series B, GO, 5.00%, 1/1/2027	3,000	3,688

		3,911

Transportation — 0.5%

Massachusetts Bay Transportation Authority

Series 2006-A, Rev., 5.25%, 7/1/2031	1,500	2,034

Total Massachusetts		9,698

Michigan — 1.1%

Education — 0.5%

Eastern Michigan University, Board of Regents

Series 2017A, Rev., 5.00%, 3/1/2027	750	864

Series 2017A, Rev., 5.00%, 3/1/2033	1,000	1,113

		1,977

General Obligation — 0.6%

Avondale School District

GO, Q-SBLF, 5.00%, 11/1/2027	15	19

Grand Rapids Public Schools, Unlimited Tax

GO, AGM, 5.00%, 11/1/2029	5	6

Hastings Area School System, School Building and Site

GO, Q-SBLF, 5.00%, 5/1/2020	50	50

Huron Valley School District

GO, Q-SBLF, 5.00%, 5/1/2024	2,000	2,079

Lakeview School District, School Building and Site

GO, Q-SBLF, 5.00%, 5/1/2028	10	12

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN TAX AWARE FUNDS	15

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — 0.6%

Onekama Consolidated Schools

GO, AGM, 4.00%, 5/1/2025	15	17

Watervliet Public Schools, School Building and Site

GO, Q-SBLF, 5.00%, 5/1/2025	10	11

Wayne-Westland Community Schools

Series 2019, GO, Q-SBLF, 4.00%, 11/1/2031	10	11

		2,205

Total Michigan		4,182

Minnesota — 0.7%

General Obligation — 0.7%

County of Hennepin

Series 2016B, GO, 5.00%, 12/1/2027	2,135	2,633

Missouri — 0.0% (b)

Utility — 0.0% (b)

City of Springfield, Public Utility

Rev., 5.00%, 8/1/2022	100	109

Montana — 0.0% (b)

General Obligation — 0.0% (b)

Silver Bow County School District No. 1

GO, 5.00%, 7/1/2029	5	6

Nebraska — 0.8%

Utility — 0.8%

Central Plains Energy Project, Gas Project, Project No. 3

Series 2017A, Rev., 5.00%, 9/1/2042	2,550	3,147

Nevada — 0.0%(b)

Other Revenue — 0.0% (b)

County of Clark, Nevada Improvement District No. 158

5.00%, 8/1/2034	10	12

New Jersey — 7.9%

Education — 4.9%

New Jersey Economic Development Authority, School Facilities Construction

Series XX, Rev., 5.00%, 6/15/2021	5,145	5,223

Series PP, Rev., 5.00%, 6/15/2029	5,000	5,074

Series 2019-LLL, Rev., 5.00%, 6/15/2034	1,000	1,011

Series 2019-LLL, Rev., 5.00%, 6/15/2035	3,250	3,284

Series 2019-LLL, Rev., 5.00%, 6/15/2036	4,500	4,537

		19,129

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — 0.6%

County of Morris

GO, 3.00%, 2/1/2030	20	21

North Brunswick Township Board of Education

GO, 5.00%, 7/15/2022	850	857

Township of Branchburg

GO, 3.00%, 9/1/2028	40	43

Township of Woodbridge

GO, 5.00%, 7/15/2023	1,200	1,210

		2,131

Other Revenue — 0.8%

Tobacco Settlement Financing Corp.

Series 2018A, Rev., 5.00%, 6/1/2027	2,800	3,279

Transportation — 1.5%

New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement

Series A, Rev., 5.00%, 6/15/2028	3,000	3,235

New Jersey Transportation Trust Fund Authority, Transportation Program

Series AA, Rev., 5.00%, 6/15/2036	2,500	2,508

New Jersey Turnpike Authority

Series 2017B, Rev., 4.00%, 1/1/2035	5	5

		5,748

Water & Sewer — 0.1%

Sussex County Municipal Utilities Authority, Wastewater Facilities, Capital Appreciation

Series B, Rev., AGM, Zero Coupon, 12/1/2020	195	194

Total New Jersey		30,481

New Mexico — 0.0% (b)

Other Revenue — 0.0% (b)

State of New Mexico Severance Tax Permanent Fund

Series 2018A, Rev., 5.00%, 7/1/2022	25	27

New York — 18.8%

Certificate of Participation/Lease — 0.1%

Rensselaer City School District

Series 2016, COP, AGM, 5.00%, 6/1/2028	400	477

Education — 2.0%

Monroe County IDA, School Facility, Modernization Project

Rev., 5.00%, 5/1/2030	2,100	2,507

New York State Dormitory Authority

Series 2018A, Rev., 5.00%, 10/1/2030	875	1,034

Series 2018A, Rev., 5.00%, 7/1/2038	3,500	4,214

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Education — continued

Syracuse Industrial Development Agency, School District

Series 2019-A, Rev., 4.00%, 5/1/2034	10	11

		7,766

General Obligation — 1.2%

City of New York, Fiscal Year 2013

Series F, Subseries F-1, GO, 5.00%, 3/1/2030	4,055	4,442

City of New York, Fiscal Year 2018

GO, 5.00%, 8/1/2030	20	24

City of Rome, Public Improvement

GO, 4.00%, 8/1/2020	5	5

Corning City School District

Series 2016, GO, 5.00%, 6/15/2021	15	16

County of St. Lawrence

GO, AGM, 3.00%, 5/15/2034	10	10

County of Suffolk

Series B, GO, AGM, 4.00%, 10/15/2024	50	56

Series B, GO, AGM, 5.00%, 10/15/2026	25	30

East Moriches Union Free School District

GO, AGM, 3.13%, 7/1/2029	25	26

Island Park Union Free School District

Series 2019, GO, 4.00%, 7/15/2033	40	45

Village of Stewart Manor, Public Improvement

GO, 5.00%, 8/1/2026	20	24

GO, 4.00%, 8/1/2028	20	24

Wellsville Central School District

GO, AGM, 5.00%, 6/15/2023	20	22

West Genesee Central School District

Series 2013-A, GO, 3.00%, 6/15/2021	15	15

		4,739

Housing — 0.0% (b)

New York City Transitional Finance Authority Building Aid, Fiscal Year 2019

Subseries S-2A, Rev., 5.00%, 7/15/2032	40	48

Other Revenue — 4.5%

Hudson Yards Infrastructure Corp., Second Indenture, Fiscal Year 2017

Series A, Rev., 5.00%, 2/15/2033	1,500	1,760

New York Convention Center Development Corp., Subordinated Lien

Series 2016B, Rev., AGM-CR, Zero Coupon, 11/15/2052	10,000	2,859

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — continued

New York State Dormitory Authority, State Sales Tax

Series 2014A, Rev., 5.00%, 3/15/2028	3,000	3,394

Series 2017-A, Rev., 5.00%, 3/15/2028	5	6

Series 2014A, Rev., 5.00%, 3/15/2029	5,000	5,648

Series 2014A, Rev., 5.00%, 3/15/2033	1,000	1,115

Sales Tax Asset Receivable Corp., Fiscal Year 2015

Series A, Rev., 5.00%, 10/15/2031	1,890	2,172

		16,954

Special Tax — 1.7%

New York State Urban Development Corp., State Personal Income Tax, General Purpose

Series 2017C, Rev., 5.00%, 3/15/2027	5,475	6,657

Transportation — 4.2%

Hudson Yards Infrastructure Corp., Second Indenture, Fiscal Year 2017

Series A, Rev., 5.00%, 2/15/2034	40	47

Metropolitan Transportation Authority

Series 2015F, Rev., 5.00%, 11/15/2025	15	15

Subseries C-1, Rev., 5.25%, 11/15/2028	5,000	5,079

New York State Thruway Authority

Series L, Rev., 5.00%, 1/1/2024	3,145	3,544

Series J, Rev., 5.00%, 1/1/2025	5	6

New York State Thruway Authority, Junior Lien

Series 2016-A, Rev., 5.00%, 1/1/2025	25	29

Port Authority of New York & New Jersey, Consolidated

Rev., 5.00%, 10/15/2041	6,500	7,296

		16,016

Utility — 2.4%

Long Island Power Authority

Series 2019-A, Rev., 3.00%, 9/1/2036	10	10

Utility Debt Securitization Authority

Series 2013TE, Rev., 5.00%, 12/15/2028	4,000	4,508

Series 2013TE, Rev., 5.00%, 12/15/2041	4,250	4,720

		9,238

Water & Sewer — 2.7%

New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2015

Series FF, Rev., 5.00%, 6/15/2031	3,000	3,471

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN TAX AWARE FUNDS	17

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Water & Sewer — continued

New York State Environmental Facilities Corp., State Clean Water & Drinking Water Revolving Funds, New York City Municipal Water Finance Authority Projects — Second Resolution

Series 2017A, Rev., 5.00%, 6/15/2027	3,500	4,352

Series 2017A, Rev., 5.00%, 6/15/2028	2,000	2,493

		10,316

Total New York		72,211

North Carolina — 0.5%

Education — 0.0% (b)

University of North Carolina at Greensboro

Rev., 4.00%, 4/1/2035	10	11

Other Revenue — 0.3%

City of Sanford, Enterprise System

Rev., 5.00%, 6/1/2030	425	542

Rev., 5.00%, 6/1/2031	570	719

Mecklenburg County Public Facilities Corp.

Rev., 5.00%, 2/1/2026	10	12

		1,273

Transportation — 0.2%

North Carolina Turnpike Authority, Triangle Expressway System, Senior Lien

Rev., AGM, 5.00%, 1/1/2029	700	811

Total North Carolina		2,095

Ohio — 0.5%

General Obligation — 0.0% (b)

City of Washington Court House, Various Purpose

GO, 4.00%, 12/1/2020	15	15

Transportation — 0.3%

State of Ohio, Capital Facilities Lease Appropriation

Series 2018A, Rev., 5.00%, 4/1/2028	1,020	1,273

Water & Sewer — 0.2%

Northeast Ohio Regional Sewer District, Wastewater Improvement

Rev., 5.00%, 11/15/2025	555	647

Total Ohio		1,935

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oklahoma — 1.0%

Education — 0.4%

Oklahoma County Finance Authority, Educational Facilities, Lease Midwest City-Del City Public Schools Project

Rev., 5.00%, 10/1/2022	250	273

Rev., 5.00%, 10/1/2023	180	203

Rev., 5.00%, 10/1/2025	500	593

Rev., 5.00%, 10/1/2026	500	605

		1,674

Transportation — 0.6%

Oklahoma Turnpike Authority, Turnpike System, Second Senior

Series 2017A, Rev., 5.00%, 1/1/2038	2,000	2,315

Total Oklahoma		3,989

Oregon — 1.4%

General Obligation — 0.8%

County of Marion

GO, AMBAC, 5.50%, 6/1/2023	100	113

Linn & Benton Counties, School District No. 8J, Greater Albany

GO, 5.00%, 6/15/2030	500	616

GO, 5.00%, 6/15/2031	1,180	1,450

Washington Counties, Hillsboro School District No. 1J

GO, 5.00%, 6/15/2027	570	710

		2,889

Transportation — 0.0% (b)

Tri-County Metropolitan Transportation District of Oregon

Series 2017-A, Rev., 5.00%, 10/1/2023	50	56

Water & Sewer — 0.6%

City of Portland, Second Lien Sewer System

Series B, Rev., 4.00%, 10/1/2036	2,180	2,336

Total Oregon		5,281

Pennsylvania — 2.4%

Education — 0.5%

County of Montgomery Higher Education and Health Authority, Thomas Jefferson University

Series 2018A, Rev., 4.00%, 9/1/2043	2,000	2,015

General Obligation — 0.0% (b)

County of Lancaster

Series 2016-A, GO, 4.00%, 5/1/2026	15	17

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Fairview School District

Series A, GO, 4.00%, 2/1/2028	10	11

		28

Hospital — 0.9%

Berks County Industrial Development Authority, Tower Health Project

Rev., 5.00%, 11/1/2027	350	378

Rev., 5.00%, 11/1/2028	450	479

Rev., 5.00%, 11/1/2029	150	159

Rev., 5.00%, 11/1/2030	150	158

Sayre Health Care Facilities Authority, Guthrie Health Issue

Rev., (ICE LIBOR USD 3 Month + 0.78%, 15.00% Cap), 1.84%, 12/1/2024 (d)	2,275	2,251

		3,425

Other Revenue — 1.0%

Commonwealth Financing Authority, Tobacco Master Settlement Payment

Rev., 5.00%, 6/1/2024	500	551

Rev., 5.00%, 6/1/2025	630	707

Rev., 5.00%, 6/1/2026	380	433

Rev., 5.00%, 6/1/2027	500	579

Rev., 5.00%, 6/1/2028	880	1,031

Rev., 5.00%, 6/1/2029	380	443

		3,744

Total Pennsylvania		9,212

Rhode Island — 0.0% (b)

Transportation — 0.0% (b)

Rhode Island Turnpike and Bridge Authority, Motor Fuel Tax

Series 2016A, Rev., 5.00%, 10/1/2029	10	12

South Carolina — 0.0% (b)

Certificate of Participation/Lease — 0.0% (b)

Spartanburg County Tourist Public Facilities Corp.

COP, 4.00%, 4/1/2028	10	11

Water & Sewer — 0.0% (b)

City of Charleston, Waterworks & Sewer System

Rev., 5.00%, 1/1/2028	15	18

Total South Carolina		29

Tennessee — 2.6%

General Obligation — 0.4%

City of Maryville

Series 2017A, GO, 5.00%, 6/1/2026	1,245	1,505

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Utility — 2.2%

Tennessee Energy Acquisition Corp., Gas Project

Rev., 4.00%, 11/1/2025 (e)	8,000	8,504

Total Tennessee		10,009

Texas — 9.6%

Education — 1.6%

University of Texas System, Board of Regents, Financing System

Series 2014B, Rev., 5.00%, 8/15/2026	5,000	6,104

General Obligation — 3.7%

Bexar County Hospital District

GO, 4.00%, 2/15/2035	10	11

City of Austin, Public Improvement

Series 2019, GO, 5.00%, 9/1/2033	2,000	2,511

City of Houston, Public Improvement

Series 2014A, GO, 5.00%, 3/1/2030	4,000	4,529

City of Portland

GO, 3.00%, 8/15/2029	100	109

City of San Antonio, General Improvement

GO, 5.00%, 8/1/2023	700	736

County of El Paso

GO, 5.00%, 2/15/2032	1,490	1,789

Crandall Independent School District

Series 2012A, GO, PSF-GTD, Zero Coupon, 8/15/2025	1,150	1,009

Series 2012A, GO, PSF-GTD, Zero Coupon, 8/15/2026	2,140	1,818

Series 2012A, GO, PSF-GTD, Zero Coupon, 8/15/2027	2,145	1,765

San Jacinto College District, Limited Tax

Series 2019-A, GO, 5.00%, 2/15/2029	120	153

Tyler Independent School District

GO, PSF-GTD, 5.00%, 2/15/2028	175	215

		14,645

Other Revenue — 0.6%

Trinity River Authority, Walker-Calloway System

Rev., 5.00%, 2/1/2026	275	329

Rev., 5.00%, 2/1/2027	290	355

Rev., 5.00%, 2/1/2028	305	381

Rev., 5.00%, 2/1/2029	320	397

Rev., 5.00%, 2/1/2030	340	419

Rev., 5.00%, 2/1/2031	355	435

		2,316

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN TAX AWARE FUNDS	19

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Transportation — 1.6%

City of Houston, Airport System Subordinate Lien

Series 2011B, Rev., 5.00%, 7/1/2026	3,000	3,113

North Texas Tollway Authority System, First Tier

Series 2017A, Rev., 5.00%, 1/1/2026	200	218

Series 2017A, Rev., 5.00%, 1/1/2027	550	637

Series 2017A, Rev., 5.00%, 1/1/2030	360	411

Series 2017A, Rev., 5.00%, 1/1/2035	600	689

North Texas Tollway Authority System, Second Tier

Series 2017B, Rev., 5.00%, 1/1/2026	150	163

Series 2017B, Rev., 5.00%, 1/1/2027	300	348

Series 2017B, Rev., 5.00%, 1/1/2030	400	456

		6,035

Water & Sewer — 2.1%

City of Houston, Combined Utility System, Junior Lien

Series A, Rev., AGM, 5.75%, 12/1/2032 (c)	5,550	8,046

Total Texas		37,146

Utah — 0.5%

Education — 0.2%

University of Utah (The)

Series 2019-A, Rev., 5.00%, 8/1/2035	500	618

Prerefunded — 0.1%

Utah Infrastructure Agency Telecommunications and Franchise Tax

Rev., 4.00%, 10/15/2025 (c)	250	290

Water & Sewer — 0.2%

Weber Basin Water Conservancy District

Series 2017B, Rev., 5.00%, 10/1/2030	250	308

Series 2017B, Rev., 5.00%, 10/1/2031	470	577

		885

Total Utah		1,793

Virginia — 2.6%

General Obligation — 1.3%

County of Arlington, Public Improvement

GO, 5.00%, 8/15/2031	4,000	5,092

Prerefunded — 0.1%

City of Richmond, Public Improvement

Series 2010D, GO, 5.00%, 7/15/2020 (c)	205	207

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Transportation — 1.2%

Virginia Commonwealth Transportation Board, Capital Projects

Series 2017A, Rev., 5.00%, 5/15/2033	3,955	4,774

Total Virginia		10,073

Washington — 3.2%

General Obligation — 0.3%

State of Washington

Series R-2018C, GO, 5.00%, 8/1/2034	900	1,086

Hospital — 1.6%

Washington Health Care Facilities Authority, Providence St. Joseph Health

Series 2018B, Rev., 5.00%, 10/1/2025	1,250	1,458

Series 2018B, Rev., 5.00%, 10/1/2026	1,500	1,782

Series 2018B, Rev., 5.00%, 10/1/2027	2,500	3,029

		6,269

Transportation — 1.3%

Port of Seattle, Intermediate Lien

Series 2015B, Rev., 5.00%, 3/1/2033	3,750	4,098

Series 2015B, Rev., 5.00%, 3/1/2034	1,000	1,088

		5,186

Utility — 0.0% (b)

Energy Northwest

Rev., 5.00%, 7/1/2026	10	12

Total Washington		12,553

TOTAL MUNICIPAL BONDS (Cost $349,472)		363,789

	SHARES (000)
Short-Term Investments — 1.6%

Investment Companies — 1.6%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 0.25% (f) (g) (Cost $6,122)	6,118	6,122

Total Investments — 95.6% (Cost $355,594)		369,911
Other Assets Less Liabilities — 4.4%		17,140

NET ASSETS — 100.0%		387,051

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2020

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited)

Abbreviations

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
COP	Certificate of Participation
CR	Custodial Receipts
FGIC	Insured by Financial Guaranty Insurance Co.
GO	General Obligation
ICE	Intercontinental Exchange
IDA	Industrial Development Authority
LIBOR	London Interbank Offered Rate
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RE	Reinsured
Rev.	Revenue

USD	United States Dollar
(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Security is prerefunded or escrowed to maturity.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of April 30, 2020.
(e)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of April 30, 2020.
(f)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(g)	The rate shown is the current yield as of April 30, 2020.

Centrally Cleared Inflation-linked swap contracts outstanding as of April 30, 2020 (amounts in thousands):

FLOATING RATE INDEX (a)	FIXED RATE	PAY/ RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
CPI-U at termination	0.36% at termination	Receive	3/24/2025	USD 57,000	1,274
CPI-U at termination	0.43% at termination	Receive	3/25/2025	USD 7,486	141
CPI-U at termination	0.54% at termination	Receive	3/31/2025	USD 18,406	239
CPI-U at termination	0.57% at termination	Receive	4/1/2025	USD 55,246	638
CPI-U at termination	0.57% at termination	Receive	4/2/2025	USD 31,119	356
CPI-U at termination	0.58% at termination	Receive	4/2/2025	USD 18,816	203
CPI-U at termination	0.63% at termination	Receive	3/31/2025	USD 4,113	34
CPI-U at termination	0.78% at termination	Receive	3/24/2030	USD 14,990	830
CPI-U at termination	0.79% at termination	Receive	3/30/2025	USD 3,986	1
CPI-U at termination	1.08% at termination	Receive	3/26/2030	USD 1,900	46
CPI-U at termination	1.23% at termination	Receive	3/17/2030	USD 15,000	126
CPI-U at termination	1.24% at termination	Receive	3/17/2030	USD 27,295	215

					4,103

CPI-U at termination	(0.02)% at termination	Receive	3/30/2022	USD 7,972	(6)
CPI-U at termination	0.07% at termination	Receive	4/7/2022	USD 9,869	(25)
CPI-U at termination	0.83% at termination	Receive	4/7/2025	USD 9,717	(17)
CPI-U at termination	2.00% at termination	Receive	3/11/2025	USD 13,293	(800)

					(848)

					3,255

Abbreviations
CPI-U	Consumer Price Index for All Urban Consumers
USD	United States Dollar

(a)	Value of floating rate index at April 30, 2020 was 2.56%.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN TAX AWARE FUNDS	21

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2020 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Tax Aware Equity Fund		JPMorgan Tax Aware Real Return Fund
ASSETS:
Investments in non-affiliates, at value	$1,102,396		$363,789
Investments in affiliates, at value	2,772		6,122
Cash	9		—
Deposits at broker for centrally cleared swaps	—		14,205
Receivables:
Fund shares sold	1,674		97
Interest and dividends from non-affiliates	717		4,278
Dividends from affiliates	—	(a)	5

Total Assets	1,107,568		388,496

LIABILITIES:
Payables:
Fund shares redeemed	2,417		423
Variation margin on centrally cleared swaps	—		729
Accrued liabilities:
Investment advisory fees	289		93
Administration fees	59		10
Distribution fees	11		11
Service fees	56		31
Custodian and accounting fees	14		54
Other	73		94

Total Liabilities	2,919		1,445

Net Assets	$1,104,649		$387,051

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2020

	JPMorgan Tax Aware Equity Fund	JPMorgan Tax Aware Real Return Fund
NET ASSETS:
Paid-in-Capital	$375,641	$521,555
Total distributable earnings (loss)	729,008	(134,504)

Total Net Assets	$1,104,649	$387,051

Net Assets:
Class A	$23,749	$35,062
Class C	11,372	5,621
Class I	600,234	319,288
Class R6	469,294	27,080

Total	$1,104,649	$387,051

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	685	4,098
Class C	332	659
Class I	17,204	37,233
Class R6	13,449	3,159

Net Asset Value (a):
Class A — Redemption price per share	$34.67	$8.56
Class C — Offering price per share (b)	34.25	8.54
Class I — Offering and redemption price per share	34.89	8.58
Class R6 — Offering and redemption price per share	34.90	8.57
Class A maximum sales charge	5.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$36.59	$8.89

Cost of investments in non-affiliates	$487,704	$349,472
Cost of investments in affiliates	2,769	6,122

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN TAX AWARE FUNDS	23

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2020 (Unaudited)

(Amounts in thousands)

	JPMorgan Tax Aware Equity Fund	JPMorgan Tax Aware Real Return Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$9,340
Interest income from affiliates	— (a)	10
Dividend income from non-affiliates	8,990	—
Dividend income from affiliates	37	40

Total investment income	9,027	9,390

EXPENSES:
Investment advisory fees	2,107	1,131
Administration fees	451	242
Distribution fees:
Class A	31	48
Class C	43	27
Service fees:
Class A	31	48
Class C	15	9
Class I	734	467
Custodian and accounting fees	17	56
Interest expense to affiliates	—	4
Professional fees	33	52
Collateral management fees	—	6
Trustees’ and Chief Compliance Officer’s fees	14	14
Printing and mailing costs	45	6
Registration and filing fees	40	38
Transfer agency fees (See Note 2.F.)	11	5
Other	10	38

Total expenses	3,582	2,191

Less fees waived	(489)	(585)
Less expense reimbursements	(2)	—

Net expenses	3,091	1,606

Net investment income (loss)	5,936	7,784

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	117,376	21,018
Investments in affiliates	(8)	(2)
Swaps	—	(52,355)

Net realized gain (loss)	117,368	(31,339)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(99,513)	(34,155)
Investments in affiliates	3	— (a)
Swaps	—	24,595

Change in net unrealized appreciation/depreciation	(99,510)	(9,560)

Net realized/unrealized gains (losses)	17,858	(40,899)

Change in net assets resulting from operations	$23,794	$(33,115)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2020

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Tax Aware Equity Fund		JPMorgan Tax Aware Real Return Fund
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,936	$14,058	$7,784	$22,506
Net realized gain (loss)	117,368	88,126	(31,339)	(20,583)
Change in net unrealized appreciation/depreciation	(99,510)	66,019	(9,560)	27,565

Change in net assets resulting from operations	23,794	168,203	(33,115)	29,488

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,649)	(899)	(437)	(838)
Class C	(710)	(362)	(63)	(260)
Class I	(38,180)	(43,309)	(4,706)	(10,392)
Class R6	(41,667)	(5,174)	(2,745)	(11,582)

Total distributions to shareholders	(82,206)	(49,744)	(7,951)	(23,072)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(111,429)	(245,851)	(320,717)	(309,257)

NET ASSETS:
Change in net assets	(169,841)	(127,392)	(361,783)	(302,841)
Beginning of period	1,274,490	1,401,882	748,834	1,051,675

End of period	$1,104,649	$1,274,490	$387,051	$748,834

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN TAX AWARE FUNDS	25

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Tax Aware Equity Fund		JPMorgan Tax Aware Real Return Fund
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$4,231	$5,356	$7,269	$19,087
Distributions reinvested	1,646	898	415	811
Cost of shares redeemed	(6,266)	(8,379)	(9,370)	(13,239)

Change in net assets resulting from Class A capital transactions	$(389)	$(2,125)	$(1,686)	$6,659

Class C
Proceeds from shares issued	$1,653	$1,868	$406	$1,028
Distributions reinvested	710	362	47	199
Cost of shares redeemed	(1,634)	(4,064)	(2,679)	(11,318)

Change in net assets resulting from Class C capital transactions	$729	$(1,834)	$(2,226)	$(10,091)

Class I
Proceeds from shares issued	$124,024	$104,970	$48,881	$152,860
Distributions reinvested	37,180	42,748	3,506	7,702
Cost of shares redeemed	(118,244)	(932,134)	(88,072)	(189,974)

Change in net assets resulting from Class I capital transactions	$42,960	$(784,416)	$(35,685)	$(29,412)

Class R6
Proceeds from shares issued	$18,541	$698,978	$11,089	$14,869
Distributions reinvested	41,553	5,168	2,726	11,527
Cost of shares redeemed	(214,823)	(161,622)	(294,935)	(302,809)

Change in net assets resulting from Class R6 capital transactions	$(154,729)	$542,524	$(281,120)	$(276,413)

Total change in net assets resulting from capital transactions	$(111,429)	$(245,851)	$(320,717)	$(309,257)

SHARE TRANSACTIONS:
Class A
Issued	123	159	790	2,056
Reinvested	45	28	45	88
Redeemed	(179)	(255)	(1,045)	(1,431)

Change in Class A Shares	(11)	(68)	(210)	713

Class C
Issued	48	54	44	112
Reinvested	20	12	5	21
Redeemed	(48)	(122)	(296)	(1,225)

Change in Class C Shares	20	(56)	(247)	(1,092)

Class I
Issued	3,762	3,100	5,295	16,503
Reinvested	1,022	1,324	384	830
Redeemed	(3,418)	(29,095)	(9,942)	(20,535)

Change in Class I Shares	1,366	(24,671)	(4,263)	(3,202)

Class R6
Issued	549	22,042	1,180	1,596
Reinvested	1,140	146	292	1,244
Redeemed	(5,797)	(4,631)	(32,400)	(32,639)

Change in Class R6 Shares	(4,108)	17,557	(30,928)	(29,799)

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2020	J.P. MORGAN TAX AWARE FUNDS	27

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Tax Aware Equity Fund
Class A
Six Months Ended April 30, 2020 (Unaudited)	$36.83	$0.10		$0.08	$0.18	$(0.10)	$(2.24)	$(2.34)
Year Ended October 31, 2019	33.50	0.23		4.28	4.51	(0.25)	(0.93)	(1.18)
Year Ended October 31, 2018	34.41	0.17		1.46	1.63	(0.18)	(2.36)	(2.54)
Year Ended October 31, 2017	28.82	0.17		6.87	7.04	(0.19)	(1.26)	(1.45)
Year Ended October 31, 2016	29.60	0.20		0.47	0.67	(0.22)	(1.23)	(1.45)
Year Ended October 31, 2015	29.01	0.20		1.41	1.61	(0.21)	(0.81)	(1.02)

Class C
Six Months Ended April 30, 2020 (Unaudited)	36.42	0.01		0.09	0.10	(0.03)	(2.24)	(2.27)
Year Ended October 31, 2019	33.17	0.07		4.22	4.29	(0.11)	(0.93)	(1.04)
Year Ended October 31, 2018	34.13	—	(f)	1.44	1.44	(0.04)	(2.36)	(2.40)
Year Ended October 31, 2017	28.62	0.01		6.83	6.84	(0.07)	(1.26)	(1.33)
Year Ended October 31, 2016	29.43	0.06		0.46	0.52	(0.10)	(1.23)	(1.33)
Year Ended October 31, 2015	28.88	0.05		1.40	1.45	(0.09)	(0.81)	(0.90)

Class I
Six Months Ended April 30, 2020 (Unaudited)	37.05	0.17		0.09	0.26	(0.18)	(2.24)	(2.42)
Year Ended October 31, 2019	33.67	0.40		4.28	4.68	(0.37)	(0.93)	(1.30)
Year Ended October 31, 2018	34.57	0.32		1.45	1.77	(0.31)	(2.36)	(2.67)
Year Ended October 31, 2017	28.94	0.31		6.91	7.22	(0.33)	(1.26)	(1.59)
Year Ended October 31, 2016	29.70	0.34		0.46	0.80	(0.33)	(1.23)	(1.56)
Year Ended October 31, 2015	29.10	0.34		1.39	1.73	(0.32)	(0.81)	(1.13)

Class R6
Six Months Ended April 30, 2020 (Unaudited)	37.06	0.19		0.09	0.28	(0.20)	(2.24)	(2.44)
Year Ended October 31, 2019	33.68	0.38		4.33	4.71	(0.40)	(0.93)	(1.33)
October 1, 2018 (g) through October 31, 2018	37.04	0.01		(3.37)	(3.36)	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$34.67	0.24%	$23,749	0.95%	0.55%	0.97%	15%
36.83	13.99	25,640	0.96	0.67	0.98	14
33.50	4.83	25,594	0.96	0.50	0.96	38
34.41	25.25	20,140	0.99	0.53	0.99	28
28.82	2.47	13,971	1.03	0.71	1.03	41
29.60	5.71	12,164	0.99	0.70	0.99	59

34.25	0.01	11,372	1.45	0.05	1.46	15
36.42	13.42	11,345	1.44	0.19	1.46	14
33.17	4.31	12,197	1.46	(0.01)	1.47	38
34.13	24.65	8,988	1.48	0.04	1.48	28
28.62	1.95	5,729	1.52	0.21	1.52	41
29.43	5.18	4,680	1.50	0.16	1.50	59

34.89	0.46	600,234	0.55	0.95	0.70	15
37.05	14.45	586,825	0.55	1.16	0.71	14
33.67	5.26	1,364,073	0.55	0.91	0.70	38
34.57	25.82	1,244,869	0.55	0.99	0.65	28
28.94	2.94	1,068,546	0.55	1.19	0.56	41
29.70	6.16	1,265,581	0.55	1.16	0.55	59

34.90	0.51	469,294	0.44	1.07	0.45	15
37.06	14.55	650,680	0.44	1.08	0.46	14
33.68	(9.07)	18	0.44	0.31	0.48	38

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN TAX AWARE FUNDS	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (c)(d)
JPMorgan Tax Aware Real Return Fund
Class A
Six Months Ended April 30, 2020 (Unaudited)	$9.25	$0.10	$(0.69)	$(0.59)	$(0.10)	$8.56	(6.40)%
Year Ended October 31, 2019	9.19	0.22	0.07	0.29	(0.23)	9.25	3.14
Year Ended October 31, 2018	9.46	0.23	(0.26)	(0.03)	(0.24)	9.19	(0.36)
Year Ended October 31, 2017	9.59	0.23	(0.13)	0.10	(0.23)	9.46	1.12
Year Ended October 31, 2016	9.49	0.24	0.10	0.34	(0.24)	9.59	3.64
Year Ended October 31, 2015	10.01	0.25	(0.51)	(0.26)	(0.26)	9.49	(2.59)

Class C
Six Months Ended April 30, 2020 (Unaudited)	9.23	0.07	(0.68)	(0.61)	(0.08)	8.54	(6.65)
Year Ended October 31, 2019	9.17	0.17	0.07	0.24	(0.18)	9.23	2.60
Year Ended October 31, 2018	9.43	0.18	(0.25)	(0.07)	(0.19)	9.17	(0.76)
Year Ended October 31, 2017	9.57	0.19	(0.14)	0.05	(0.19)	9.43	0.50
Year Ended October 31, 2016	9.47	0.18	0.10	0.28	(0.18)	9.57	2.98
Year Ended October 31, 2015	9.98	0.19	(0.50)	(0.31)	(0.20)	9.47	(3.16)

Class I
Six Months Ended April 30, 2020 (Unaudited)	9.27	0.11	(0.68)	(0.57)	(0.12)	8.58	(6.27)
Year Ended October 31, 2019	9.21	0.24	0.07	0.31	(0.25)	9.27	3.38
Year Ended October 31, 2018	9.48	0.26	(0.27)	(0.01)	(0.26)	9.21	(0.10)
Year Ended October 31, 2017	9.61	0.26	(0.13)	0.13	(0.26)	9.48	1.35
Year Ended October 31, 2016	9.51	0.26	0.11	0.37	(0.27)	9.61	3.89
Year Ended October 31, 2015	10.03	0.27	(0.50)	(0.23)	(0.29)	9.51	(2.33)

Class R6
Six Months Ended April 30, 2020 (Unaudited)	9.27	0.12	(0.70)	(0.58)	(0.12)	8.57	(6.33)
Year Ended October 31, 2019	9.21	0.25	0.07	0.32	(0.26)	9.27	3.49
Year Ended October 31, 2018	9.48	0.27	(0.27)	— (f)	(0.27)	9.21	0.00 (g)
Year Ended October 31, 2017	9.61	0.26	(0.12)	0.14	(0.27)	9.48	1.47
Year Ended October 31, 2016	9.51	0.27	0.11	0.38	(0.28)	9.61	3.99
Year Ended October 31, 2015	10.03	0.28	(0.50)	(0.22)	(0.30)	9.51	(2.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2020

	Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$35,062	0.76%	2.13%	1.00%	7%
39,846	0.76	2.32	0.99	4
33,051	0.74	2.47	0.98	30
56,720	0.73	2.47	0.97	20
47,268	0.75	2.50	0.98	7
56,660	0.75	2.58	0.97	18

5,621	1.26	1.64	1.50	7
8,353	1.26	1.85	1.48	4
18,315	1.24	1.97	1.48	30
26,545	1.23	1.98	1.49	20
33,016	1.40	1.85	1.50	7
42,843	1.40	1.93	1.49	18

319,288	0.51	2.39	0.75	7
384,626	0.51	2.58	0.73	4
411,760	0.49	2.72	0.73	30
323,320	0.48	2.74	0.65	20
1,144,534	0.50	2.75	0.57	7
1,302,381	0.50	2.83	0.56	18

27,080	0.41	2.52	0.49	7
316,009	0.41	2.70	0.48	4
588,549	0.39	2.82	0.48	30
1,112,857	0.38	2.75	0.47	20
197,981	0.40	2.84	0.46	7
183,464	0.40	2.93	0.45	18

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN TAX AWARE FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (each a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Tax Aware Equity Fund	Class A, Class C, Class I and Class R6	Diversified
JPMorgan Tax Aware Real Return Fund	Class A, Class C, Class I and Class R6	Diversified

The investment objective of JPMorgan Tax Aware Equity Fund (“Tax Aware Equity Fund”) is to seek to provide high after-tax total return from a portfolio of selected equity securities.

The investment objective of JPMorgan Tax Aware Real Return Fund (“Tax Aware Real Return Fund”) is to seek to maximize after-tax inflation protected return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Swaps are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

32	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2020

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Tax Aware Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,105,168	$—	$—	$1,105,168

Tax Aware Real Return Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Municipal Bonds	$—	$363,789	$—	$363,789
Short-Term Investments
Investment Companies	6,122	—	—	6,122

Total Investments in Securities	$6,122	$363,789	$—	$369,911

Appreciation in Other Financial Instruments
Swaps	$—	$4,103	$—	$4,103

Depreciation in Other Financial Instruments
Swaps	$—	$(848)	$—	$(848)

(a)	Please refer to the SOI for specifics of portfolio holdings.

B. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the

APRIL 30, 2020	J.P. MORGAN TAX AWARE FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

The Funds did not lend out any securities during the six months ended April 30, 2020.

C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the tables below are in thousands.

Tax Aware Equity Fund

	For the six months ended April 30, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2020	Shares at April 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.69% (a) (b)	$1,620	$154,358	$153,201	$(8)	$3	$2,772	2,769	$37	$—

Tax Aware Real Return Fund

	For the six months ended April 30, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at April 30, 2020	Shares at April 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 0.25% (a) (b)	$9,622	$193,445	$196,943	$(2)	$—	(c)	$6,122	6,118	$40	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2020.
(c)	Amount rounds to less than one thousand.

D. Swaps — Tax Aware Real Return Fund engaged in inflation-linked swaps to provide inflation protection within its portfolio. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

Inflation-Linked Swaps

Tax Aware Real Return Fund used inflation-linked swaps to provide inflation protection within its portfolio. These are agreements between counterparties to exchange interest payments based on interest rates over the life of the swap. One cash flow stream will typically be a floating rate payment based upon the Consumer Price Index upon while the other is a pre-determined fixed interest rate. The use of swaps exposes the Fund to interest rate risk.

34	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2020

The Fund also may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate; (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the potential lack of a liquid market for these contracts allowing the Fund to close out its position(s); and (iv) documentation risk relating to disagreement over contract terms.

Tax Aware Real Return Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.

The Fund’s swap contracts are subject to master netting arrangements.

The table below discloses the volume of the Fund’s swap activity during the six months ended April 30, 2020 (amounts in thousands):

Interest Rate-Related Swaps (Inflation-Linked Swaps)	Tax Aware Real Return Fund
Average Notional Balance — Pays Fixed Rate	$565,456
Ending Notional Balance — Pays Fixed Rate	296,208

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

F. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency and sub-transfer agency fees charged to each share class of the Funds for the six months ended April 30, 2020 are as follows (amounts in thousands):

	Class A	Class C		Class I	Class R6	Total
Tax Aware Equity Fund
Transfer agency fees	$2	$1		$6	$2	$11
Tax Aware Real Return Fund
Transfer agency fees	1	—	(a)	2	2	5

(a)	Amount rounds to less than one thousand.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2020, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Tax Aware Equity Fund generally declares and pays distributions from net investment income quarterly. Tax Aware Real Return Fund generally declares and pays distributions from net investment income monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

APRIL 30, 2020	J.P. MORGAN TAX AWARE FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Tax Aware Equity Fund	0.35%
Tax Aware Real Return Fund	0.35

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.G.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended April 30, 2020, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.G.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. The Class I and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
Tax Aware Equity Fund	0.25%	0.75%
Tax Aware Real Return Fund	0.25	0.75

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2020, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Tax Aware Equity Fund	$4	$—	(a)
Tax Aware Real Return Fund	1	—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I
Tax Aware Equity Fund	0.25%	0.25%	0.25%
Tax Aware Real Return Fund	0.25	0.25	0.25

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.G.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

36	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2020

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for Tax Aware Real Return Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral Management fees on the Statements of Operations.

G. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R6
Tax Aware Equity Fund	n/a	n/a	0.55%	0.44%
Tax Aware Real Return Fund	0.75%	1.25%	0.50	0.40

The expense limitation agreements were in effect for the six months ended April 30, 2020 and are in place until at least February 28, 2021.

For the six months ended April 30, 2020, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Tax Aware Equity Fund	$41	$28	$417	$486	$2
Tax Aware Real Return Fund	161	107	314	582	—

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2020 were as follows (amounts in thousands):

Tax Aware Equity Fund	$3
Tax Aware Real Return Fund	3

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2020, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Tax Aware Equity Fund	$177,811	$366,062
Tax Aware Real Return Fund	40,765	377,058

During the six months ended April 30, 2020, there were no purchases or sales of U.S. Government securities.

APRIL 30, 2020	J.P. MORGAN TAX AWARE FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at April 30, 2020 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Tax Aware Equity Fund	$490,473	$615,323	$628	$614,695
Tax Aware Real Return Fund	355,594	21,417	3,845	17,572

At October 31, 2019, the following Fund had net capital loss carryforwards which are available to offset future realized gains (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Tax Aware Real Return Fund	$120,504	$—

During the year ended October 31, 2019, the following Fund had expired capital loss carryforwards as follows (amounts in thousands):

2019
Tax Aware Real Return Fund	$124

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the six months ended April 30, 2020. Average borrowings from the Facility during the six months ended April 30, 2020, were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Tax Aware Real Return Fund	$3,258	1.83%	5	$1

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended April 30, 2020.

The Trust along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended April 30, 2020.

38	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2020

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of April 30, 2020, the Funds had individual shareholder and/or omnibus accounts which owed more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Tax Aware Equity Fund	1	50.5%	1	29.3%
Tax Aware Real Return Fund	1	20.5	3	58.9

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

Tax Aware Real Return Fund invests primarily in a portfolio of municipal debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Funds invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Funds may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Funds’ yield (and total return) also may be low or the Funds may be unable to maintain positive returns. The ability of the issuers of debt to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of a Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

APRIL 30, 2020	J.P. MORGAN TAX AWARE FUNDS	39

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2019, and continued to hold your shares at the end of the reporting period, April 30, 2020.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Tax Aware Equity Fund
Class A
Actual	$1,000.00	$1,002.40	$4.73	0.95%
Hypothetical	1,000.00	1,020.14	4.77	0.95
Class C
Actual	1,000.00	1,000.10	7.21	1.45
Hypothetical	1,000.00	1,017.65	7.27	1.45
Class I
Actual	1,000.00	1,004.60	2.74	0.55
Hypothetical	1,000.00	1,022.13	2.77	0.55
Class R6
Actual	1,000.00	1,005.10	2.19	0.44
Hypothetical	1,000.00	1,022.68	2.21	0.44

JPMorgan Tax Aware Real Return Fund
Class A
Actual	1,000.00	936.00	3.66	0.76
Hypothetical	1,000.00	1,021.08	3.82	0.76
Class C
Actual	1,000.00	933.50	6.06	1.26
Hypothetical	1,000.00	1,018.60	6.32	1.26
Class I
Actual	1,000.00	937.30	2.46	0.51
Hypothetical	1,000.00	1,022.33	2.56	0.51
Class R6
Actual	1,000.00	936.70	1.97	0.41
Hypothetical	1,000.00	1,022.82	2.06	0.41

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

40	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2020

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

Each of the Funds has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquidity Investment Minimum (“HLIM”) established for a Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). On February 11, 2020, the Board of Trustees reviewed the Program Administrator’s initial written report (the “Report”) concerning the operation of the Program for the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM.

There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying each of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for this limit; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by extended non-U.S. market closures.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

APRIL 30, 2020	J.P. MORGAN TAX AWARE FUNDS	41

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. April 2020.	SAN-TA-420

Semi-Annual Report

J.P. Morgan Funds

April 30, 2020 (Unaudited)

JPMorgan Global Allocation Fund

JPMorgan Income Builder Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

June 11, 2020 (Unaudited)

Dear Shareholders,

Many have faced significant challenges since my last letter, whether related to the COVID-19 pandemic or the recent acts of racism and discrimination around the world. While many have endured uncertainty and abrupt changes in their personal and professional lives related to these challenges, you can be confident that J.P. Morgan Asset Management is well-prepared for adverse events and is taking action to ensure that our clients and mutual fund shareholders continue to receive the service that is the foundation of our enterprise.

“Our extensive planning and testing of resiliency protocols enabled us to provide uninterrupted and expanded assistance to our clients and fund shareholders even as the COVID-19 crisis dramatically increased the volume of client questions and the demand for investment solutions.” — Andrea L. Lisher

Our extensive planning and testing of resiliency protocols enabled us to provide uninterrupted and expanded assistance to our clients and fund shareholders even as the COVID-19 crisis dramatically increased the volume of client questions and the demand for investment solutions. While our own employees transitioned to working from home, they worked tirelessly to guide our clients and shareholders through this unprecedented time. We are here for you — our clients and fund shareholders — regardless of the economic, market or social and civic environment. That’s how we have always operated and we will not waiver in that commitment.

JPMorgan Chase & Co. has also recommitted its firm stance against any form of racism, discrimination, or social injustice. As Brian Lamb, Global Head of Diversity & Inclusion, recently said, “We are working across the entire firm — being intentional to strengthen our inclusive environment where our employees, customers and partners feel welcomed and valued in the communities where we do business.” To learn more, please visit JPMorgan Chase & Co.’s Diversity & Inclusion website.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

APRIL 30, 2020	J.P. MORGAN FUNDS	1

J.P. Morgan Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited)

While developed markets equity generally rallied in the final months of 2019, the global response to the COVID-19 pandemic led to a dramatic increase in financial market volatility and drove asset prices sharply lower in February and March of 2020 before equity prices posted a small rebound in April 2020.

Global equity markets, led by the U.S. and Europe, largely recorded gains for the final two months of 2019 on the back of accommodative policies from leading central banks and investor expectations of a reduction in trade tensions. Even as economic data showed slowing or flat growth in China, Europe and the U.S. in the final quarter of 2019, there were no indicators that the longest recorded economic expansion in the U.S. would necessarily end. In the second half of December 2019, the U.S. and China reached a “Phase One” agreement that reduced trade tariffs and headed off the implementation of new tariffs. Combined with less aggressive U.S. trade rhetoric toward Mexico and toward European and Japanese auto industries, the U.S.-China trade agreement fueled price gains in developed equity markets.

In the U.K., the Conservative Party won a large majority in national elections in December 2019, which appeared to remove investor concerns about the possibility of a non-negotiated “hard Brexit” departure from the EU. Equity prices in the U.K. and the British pound briefly rallied on the election results.

Early January 2020 saw continued investor support for global equity that weathered a brief flare up in military tension between the U.S. and Iran. However, investor sentiment began to turn as the outbreak of COVID-19 began to impact large parts of China’s economy. Emerging markets equity led a slump in global equity markets and U.S. and European government bonds largely gained. Notably, prices for benchmark Brent crude oil plummeted 11.9% in January amid shrinking demand from China and other economies hit by the pandemic.

U.S. equity prices found support in early February 2020 as companies began to report better-than-expected earnings from the final quarter of 2019. By the end of the month, global equity prices had fallen significantly and global demand for petroleum had declined for the first time since the 2009 financial crisis. China’s central bank responded to the impact of COVID-19 by cutting the prime lending rate and regional authorities across China enacted a range of actions to counter the sharp drop in economic activity. By the end of February, yields on benchmark 10-year U.S. Treasury bonds had fallen to a record low 1.1% as investors sought the perceived safety of government-backed bonds.

The month of March 2020 proved to be worse for global equity and a range of other asset classes as COVID-19 was declared a pandemic and national, regional and municipal governments implemented at-home quarantines and a range of other actions designed to prevent hospitals and health care systems from being overwhelmed. The U.S. Federal Reserve slashed interest rates, restarted its quantitative easing or asset purchasing program, and unleashed an array of programs to maintain liquidity and functioning in short-term commercial debt markets. The European Central Bank also stepped in to shore up economic activity via negative interest rates and a commitment to continue purchasing assets until no longer necessary. Statements of broad support from both central banks, along with fiscal stimulus and/or wage protection policies from national governments across the globe, helped to reduce record high volatility in financial markets. However, leading equity indexes lost 20% or more of their value during the first quarter of 2020. Corporate bond prices generally fell and the prices of Brent crude oil ended the first quarter down by 60%. Only developed market sovereign bonds and commodity gold experienced price appreciation in March 2020.

Global equity markets rebounded slightly in April 2020 and fixed income markets rallied somewhat as investors reacted positively to the actions of central banks and national governments to mitigate the economic impact of the pandemic. Price gains were seen in large cap technology stocks and pharmaceutical sector stocks. Fixed income investments benefitted from accommodative central bank policies and high quality corporate credit outperformed government bonds for the month. However, a glut in global petroleum markets sent futures prices for benchmark West Texas Intermediate crude oil into negative territory.

For the six months ended April 30, 2020, the S&P 500 Index returned -3.16%, the MSCI EAFE Index returned -14.00% and the MSCI EME Index returned 10.39%. Among bond market indexes, the Bloomberg Barclays U.S. Aggregate Index returned 4.86% and the Bloomberg Barclays Emerging Markets Index returned -5.69%.

2	J.P. MORGAN FUNDS	APRIL 30, 2020

JPMorgan Global Allocation Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(6.58)%
MSCI World Index (net of foreign withholding taxes)	(7.29)%
Bloomberg Barclays Global Aggregate Index (Unhedged USD)	1.45%
Global Allocation Composite Benchmark	(3.51)%

Net Assets as of 4/30/2020 (In Thousands)	$3,385,365

INVESTMENT OBJECTIVE**

The JPMorgan Global Allocation Fund (the “Fund”) seeks to maximize long-term total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended April 30, 2020, the Fund’s Class I Shares outperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) and underperformed the Bloomberg Barclays Global Aggregate Index (Unhedged USD) and the Global Allocation Composite Benchmark (the “Composite Benchmark”), which consists of 60% MSCI World Index (net of foreign withholding taxes) and 40% Bloomberg Barclays Global Aggregate Index.

During the reporting period, the Fund’s allocation to government bonds in the U.S. and elsewhere was a leading contributor to performance relative to the Benchmark, which is an equity index and holds no bonds.

Relative to the Composite Benchmark, the Fund’s allocations to corporate and non-corporate bonds, including U.S. high yield bonds (also known as “junk bonds”) and non-agency securitized credit, were leading detractors from performance, mainly due to sharp sell-offs in those assets in March 2020.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers reduced the overall equity allocation from the end of 2019 but retained the Fund’s bias toward U.S. equity over other developed market and emerging market equity. Amid increased financial market volatility and declines in equity prices, the portfolio managers increased the Fund’s overall duration through futures in U.S. Treasury bonds and other developed market government bonds. Generally, a portfolio of bonds with longer duration will experience greater price appreciation when interest rates decline compared with shorter duration bonds.

Following the U.S. Federal Reserve’s commitment in February to purchase debt securities in primary and secondary markets to bolster liquidity and the continued flow of credit, the portfolio managers increased the Fund’s allocation to U.S. investment grade corporate bonds, which generally provide higher yields than government bonds.

APRIL 30, 2020	J.P. MORGAN FUNDS	3

JPMorgan Global Allocation Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited) (continued)

TOP TEN LONG HOLDINGS OF THE PORTFOLIO***
1.	U.S. Treasury Notes, 2.50%, 1/31/21	2.2%
2.	Microsoft Corp.	1.0
3.	Amazon.com, Inc.	0.9
4.	Nestle SA (Registered) (Switzerland)	0.8
5.	Alibaba Group Holding Ltd., ADR (China)	0.7
6.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	0.7
7.	UnitedHealth Group, Inc.	0.6
8.	Alphabet, Inc., Class C	0.6
9.	Apple, Inc.	0.6
10.	Tencent Holdings Ltd. (China)	0.5

TOP TEN SHORT HOLDINGS OF THE PORTFOLIO****
1.	WABCO Holdings, Inc.	16.4%
2.	Target Corp.	9.2
3.	Motorola Solutions, Inc.	8.9
4.	Legg Mason, Inc.	8.4
5.	Comcast Corp., Class A	6.9
6.	SPDR S&P 500 ETF Trust	6.4
7.	Walt Disney Co. (The)	6.3
8.	Tech Data Corp.	6.1
9.	Franklin Resources, Inc.	5.0
10.	Ford Motor Co.	4.7

LONG POSITION PORTFOLIO COMPOSITION***
Common Stocks	45.0%
Corporate Bonds	17.2
Foreign Government Securities	12.6
Asset-Backed Securities	4.4
Collateralized Mortgage Obligations	4.2
Commercial Mortgage-Backed Securities	4.0
U.S. Treasury Obligation	2.2
Others (each less than 1.0%)	0.8
Short-Term Investments	9.6

SHORT POSITION PORTFOLIO COMPOSITION****
Common Stocks	93.6%
Exchange-Traded Funds	6.4

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2020. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of April 30, 2020. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN FUNDS	APRIL 30, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	May 31, 2011
With Sales Charge**		(10.90)%	(8.66)%	1.91%	4.00%
Without Sales Charge		(6.69)	(4.33)	2.85	4.55
CLASS C SHARES	May 31, 2011
With CDSC***		(7.93)	(5.79)	2.35	4.03
Without CDSC		(6.93)	(4.79)	2.35	4.03
CLASS I SHARES	May 31, 2011	(6.58)	(4.07)	3.11	4.81
CLASS R2 SHARES	May 31, 2011	(6.84)	(4.64)	2.56	4.26
CLASS R3 SHARES	October 1, 2018	(6.76)	(4.48)	2.81	4.52
CLASS R4 SHARES	October 1, 2018	(6.62)	(4.20)	3.07	4.79
CLASS R5 SHARES	October 1, 2018	(6.57)	(4.09)	3.12	4.82
CLASS R6 SHARES	November 1, 2017	(6.52)	(4.00)	3.17	4.84

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/31/11 TO 4/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2011.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

Returns for Class R3 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares.

Returns for Class R4 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Global Allocation Fund, the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays Global Aggregate Index – (Unhedged USD) and the Global Allocation Composite Benchmark from May 31, 2011 to April 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays Global Aggregate Index – (Unhedged USD) and the Global Allocation Composite Benchmark do not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Global Allocation Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Global Allocation Composite Benchmark is a composite benchmark comprised of unmanaged

APRIL 30, 2020	J.P. MORGAN FUNDS	5

JPMorgan Global Allocation Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited) (continued)

indexes that includes 60% MSCI World Index (net of foreign withholding taxes) and 40% Bloomberg Barclays Global Aggregate Index (Unhedged USD). The Bloomberg Barclays Global Aggregate Index – (Unhedged USD) provides a broad-based measure of the global investment-grade fixed income markets. Investors cannot invest directly in an index.

Subsequent to the inception date of the Fund through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower.

Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN FUNDS	APRIL 30, 2020

JPMorgan Income Builder Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(8.77)%
MSCI World Index (net of foreign withholding taxes)	(7.29)%
Bloomberg Barclays U.S. Aggregate Index	4.86%
Income Builder Composite Benchmark	(2.15)%

Net Assets as of 4/30/20 (In Thousands)	$11,889,642

INVESTMENT OBJECTIVE**

The JPMorgan Income Builder Fund (the “Fund”) seeks to maximize income while maintaining prospects for capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended April 30, 2020, the Fund’s Class A Shares, without a sales charge, underperformed the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays U.S. Aggregate Index and the Income Builder Composite Benchmark (the “Composite Benchmark”), which is comprised of 60% MSCI World Index (net of foreign withholding taxes) and 40% Bloomberg Barclays U.S. Aggregate Index.

The Fund’s allocations to global equity and non-government bonds were leading detractors from performance relative to the MSCI World Index, which is an equity index and holds no bonds. The Fund’s allocation to government agency securitized credit contributed to relative performance.

The Fund’s allocation to U.S. high yield bonds (also known as “junk bonds”) and non-agency securitized credit detracted from performance relative to the Bloomberg Barclays U.S. Aggregate Index, which primarily contains U.S. government bonds, mainly due to sharp sell-offs in those assets in March 2020.

Relative to the Composite Index, the Fund’s higher allocations to non-government bonds, including high yield bonds and securitized credit were leading detractors from performance as the U.S. government bond sector was one of the only sectors of the bond market that had positive performance during the reporting period.

HOW WAS THE FUND POSITIONED?

From the start of 2020, the Fund’s portfolio managers reduced the Fund’s overall equity exposure but maintained a bias toward U.S. equity. In March 2020, the Fund initiated a covered call position in the form of an equity-linked note on the S&P 500 to increase income amid record high volatility in U.S. equity markets as a result of the COVID-19 pandemic. Following the U.S. Federal Reserve’s commitment to purchase debt securities in primary and secondary markets to bolster liquidity and the continued flow of credit, the portfolio managers increased the Fund’s allocation to U.S. investment grade corporate bonds, which generally provide higher yields than government bonds.

TOP TEN LONG HOLDINGS OF THE PORTFOLIO***
1.	Credit Suisse AG, ELN, 10.00%, 6/16/2020, (linked to S&P 500 Index)	2.3%
2.	Verizon Communications, Inc.	0.7
3.	U.S. Treasury Notes, 2.50%, 1/31/21	0.7
4.	Prologis, Inc.	0.6
5.	Coca-Cola Co. (The)	0.6
6.	Merck & Co., Inc.	0.5
7.	Bristol-Myers Squibb Co.	0.5
8.	Procter & Gamble Co. (The)	0.5
9.	Novartis AG (Registered) (Switzerland)	0.5
10.	Roche Holding AG (Switzerland)	0.4

PORTFOLIO COMPOSITION***
Corporate Bonds	36.9%
Common Stocks	32.9
Collateralized Mortgage Obligations	6.9
Asset-Backed Securities	4.1
Equity Linked Notes	2.3
Loan Assignments	2.2
Commercial Mortgage-Backed Securities	2.2
Convertible Bonds	1.4
Foreign Government Securities	1.4
Others (each less than 1.0%)	3.0
Short-Term Investments	6.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2020. The Fund’s portfolio composition is subject to change.

APRIL 30, 2020	J.P. MORGAN FUNDS	7

JPMorgan Income Builder Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 31, 2007
With Sales Charge**		(12.91)%	(9.43)%	1.55%	4.84%
Without Sales Charge		(8.77)	(5.13)	2.49	5.32
CLASS C SHARES	May 31, 2007
With CDSC***		(10.02)	(6.63)	1.97	4.79
Without CDSC		(9.02)	(5.63)	1.97	4.79
CLASS I SHARES	May 31, 2007	(8.69)	(5.08)	2.64	5.47
CLASS R6 SHARES	November 1, 2017	(8.66)	(5.00)	2.68	5.49

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/10 TO 4/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Income Builder Fund, the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays U.S. Aggregate Index and the Income Builder Composite Benchmark from April 30, 2010 to April 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays U.S. Aggregate Index and the Income Builder Composite Benchmark do not reflect the deduction of expenses or a sales charge associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The MSCI World Index (net of foreign withholding taxes) assumes the dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Income Builder Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 60% MSCI World Index (net of foreign withholding taxes) and 40% Bloomberg Barclays U.S. Aggregate Index. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN FUNDS	APRIL 30, 2020

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)	VALUE (000)
Long Positions — 102.9%
Common Stocks — 46.3%

Australia — 0.9%

AGL Energy Ltd.	16	179

Alumina Ltd.	61	67

AMP Ltd. *	83	77

APA Group	29	207

Aristocrat Leisure Ltd.	14	234

ASX Ltd.	5	253

Aurizon Holdings Ltd.	49	150

AusNet Services	46	56

Australia & New Zealand Banking Group Ltd.	71	771

Bendigo & Adelaide Bank Ltd.	13	54

BHP Group Ltd.	74	1,506

BHP Group plc	301	5,058

BlueScope Steel Ltd.	13	85

Boral Ltd.	29	57

Brambles Ltd.	40	283

Caltex Australia Ltd.	6	100

Challenger Ltd.	14	46

CIMIC Group Ltd.	3	40

Coca-Cola Amatil Ltd.	13	73

Cochlear Ltd.	2	189

Coles Group Ltd.	33	333

Commonwealth Bank of Australia	44	1,791

Computershare Ltd.	12	96

Crown Resorts Ltd.	9	60

CSL Ltd.	11	2,265

Dexus, REIT	28	168

Flight Centre Travel Group Ltd. ‡	3	19

Fortescue Metals Group Ltd.	34	263

Goodman Group, REIT	41	349

GPT Group (The), REIT	48	132

Harvey Norman Holdings Ltd.	14	25

Incitec Pivot Ltd.	40	62

Insurance Australia Group Ltd.	57	214

LendLease Group	14	112

Macquarie Group Ltd.	8	559

Magellan Financial Group Ltd.	3	104

Medibank Pvt Ltd.	68	120

Mirvac Group, REIT	97	141

National Australia Bank Ltd.	72	791

Newcrest Mining Ltd.	19	347

Oil Search Ltd.	467	916

Orica Ltd.	10	117

Origin Energy Ltd.	44	157

Qantas Airways Ltd.	18	45

INVESTMENTS	SHARES (000)	VALUE (000)

Australia — continued

QBE Insurance Group Ltd.	36	197

Ramsay Health Care Ltd.	4	180

REA Group Ltd.	1	75

Rio Tinto Ltd.	9	524

Rio Tinto plc	146	6,755

Santos Ltd.	44	140

Scentre Group, REIT	132	198

SEEK Ltd.	8	93

Sonic Healthcare Ltd.	11	197

South32 Ltd.	125	157

Stockland, REIT	59	110

Suncorp Group Ltd.	31	186

Sydney Airport	27	112

Tabcorp Holdings Ltd.	50	105

Telstra Corp. Ltd.	103	203

TPG Telecom Ltd.	10	46

Transurban Group	68	610

Treasury Wine Estates Ltd.	18	117

Vicinity Centres, REIT	83	80

Washington H Soul Pattinson & Co. Ltd.	3	37

Wesfarmers Ltd.	28	687

Westpac Banking Corp.	89	930

WiseTech Global Ltd.	4	43

Woodside Petroleum Ltd.	24	338

Woolworths Group Ltd.	32	731

Worley Ltd.	8	49

		31,571

Austria — 0.1%

ams AG *	26	339

ANDRITZ AG	2	62

BAWAG Group AG * (a)	16	557

Erste Group Bank AG	134	2,905

OMV AG	4	119

Raiffeisen Bank International AG	4	63

Verbund AG	2	77

voestalpine AG	3	60

Wienerberger AG	22	407

		4,589

Belgium — 0.2%

Ageas	4	160

Anheuser-Busch InBev SA/NV	19	889

Colruyt SA	1	79

Galapagos NV * (b)	1	250

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	9

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)	VALUE (000)
Long Positions — continued
Common Stocks — continued

Belgium — continued

Groupe Bruxelles Lambert SA * (b)	2	160

KBC Group NV	79	4,271

Proximus SADP	4	81

Solvay SA (b)	2	144

Telenet Group Holding NV	1	50

UCB SA *	12	1,077

Umicore SA (b)	5	212

		7,373

Brazil — 0.3%

CVC Brasil Operadora e Agencia de Viagens SA *	111	285

Gerdau SA, ADR	427	919

Itau Unibanco Holding SA (Preference)	731	3,082

Localiza Rent a Car SA *	69	436

Lojas Renner SA	204	1,442

Magazine Luiza SA	88	813

Pagseguro Digital Ltd., Class A *	40	1,022

Petroleo Brasileiro SA (Preference)	392	1,302

Raia Drogasil SA	43	826

		10,127

Canada — 0.5%

Advanz Pharma Corp. Ltd. *	17	55

Alimentation Couche-Tard, Inc., Class B	122	3,414

Canadian National Railway Co.	47	3,899

Canadian Pacific Railway Ltd.	17	3,920

Canadian Pacific Railway Ltd.	5	1,216

Fairfax Financial Holdings Ltd.	4	1,219

Shopify, Inc., Class A *	1	785

Toronto-Dominion Bank (The)	74	3,080

		17,588

Chile — 0.0% (c)

Antofagasta plc	10	97

China — 2.5%

51job, Inc., ADR *	19	1,146

Alibaba Group Holding Ltd., ADR *	119	24,112

BeiGene Ltd., ADR * (b)	1	147

BOC Hong Kong Holdings Ltd.	92	281

BOE Technology Group Co. Ltd., Class A	1,725	902

Budweiser Brewing Co. APAC Ltd. * (a) (b)	500	1,359

China Construction Bank Corp., Class H	1,976	1,586

China Gas Holdings Ltd.	247	900

China Merchants Bank Co. Ltd., Class H	526	2,489

China Mobile Ltd.	98	788

INVESTMENTS	SHARES (000)		VALUE (000)

China — continued

China Oilfield Services Ltd., Class H	858		668

China Overseas Land & Investment Ltd.	414		1,529

China Vanke Co. Ltd., Class H	289		970

CNOOC Ltd.	1,797		1,987

Foshan Haitian Flavouring & Food Co. Ltd., Class A	53		914

Geely Automobile Holdings Ltd.	524		815

Inner Mongolia Yili Industrial Group Co. Ltd., Class A *	148		603

Joyoung Co. Ltd., Class A	206		908

Kingdee International Software Group Co. Ltd.	635		908

Kingsoft Corp. Ltd.	224		769

Kweichow Moutai Co. Ltd., Class A	6		1,141

Luxshare Precision Industry Co. Ltd., Class A	149		981

NetEase, Inc., ADR	5		1,713

New Oriental Education & Technology Group, Inc., ADR *	8		965

Ping An Insurance Group Co. of China Ltd., Class H	992		10,095

Prosus NV *	12		915

SAIC Motor Corp. Ltd., Class A	265		700

Shenzhou International Group Holdings Ltd.	59		686

Tencent Holdings Ltd.	364		19,152

Wuxi Biologics Cayman, Inc. * (a)	157		2,436

Yangzijiang Shipbuilding Holdings Ltd.	62		43

Yum China Holdings, Inc.	19		919

			83,527

Colombia — 0.0% (c)

Millicom International Cellular SA, SDR	3		66

Denmark — 0.5%

AP Moller — Maersk A/S, Class A	—	(d)	87

AP Moller — Maersk A/S, Class B	—	(d)	163

Carlsberg A/S, Class B	3		336

Chr Hansen Holding A/S (b)	3		226

Coloplast A/S, Class B	3		465

Danske Bank A/S *	16		191

Demant A/S * (b)	3		66

DSV Panalpina A/S	5		563

Genmab A/S *	2		389

H Lundbeck A/S	2		66

ISS A/S * (b)	4		58

Novo Nordisk A/S, Class B	199		12,702

Novozymes A/S, Class B	5		260

Orsted A/S (a)	19		1,937

Pandora A/S	2		88

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	SHARES (000)		VALUE (000)
Long Positions — continued
Common Stocks — continued

Denmark — continued

Tryg A/S	3		84

Vestas Wind Systems A/S	5		405

			18,086

Finland — 0.2%

Elisa OYJ	4		215

Fortum OYJ (b)	11		183

Kone OYJ, Class B	53		3,223

Metso OYJ	3		72

Neste OYJ	48		1,710

Nokia OYJ	141		509

Nokian Renkaat OYJ	3		66

Nordea Bank Abp	81		518

Orion OYJ, Class B	3		132

Sampo OYJ, Class A	11		366

Stora Enso OYJ, Class R	14		170

UPM-Kymmene OYJ	13		365

Wartsila OYJ Abp	11		81

			7,610

France — 2.1%

Accor SA	5		127

Aeroports de Paris	1		72

Air Liquide SA (b)	12		1,505

Airbus SE *	39		2,486

Alstom SA	64		2,640

Amundi SA (a)	2		104

Arkema SA	2		142

Atos SE *	11		821

AXA SA	48		856

BioMerieux	1		133

BNP Paribas SA	54		1,688

Bollore SA	23		60

Bouygues SA *	6		170

Bureau Veritas SA	7		152

Capgemini SE	4		374

Carrefour SA	15		223

Casino Guichard Perrachon SA (b)	1		53

Cie de Saint-Gobain	12		328

Cie Generale des Etablissements Michelin SCA	4		414

CNP Assurances *	4		46

Covivio, REIT	1		73

Credit Agricole SA	84		677

Danone SA	15		1,078

Dassault Aviation SA	—	(d)	53

INVESTMENTS	SHARES (000)		VALUE (000)

France — continued

Dassault Systemes SE	3		483

Edenred	6		245

Eiffage SA	10		805

Electricite de France SA	15		122

Engie SA	46		496

EssilorLuxottica SA	7		878

Eurazeo SE *	1		50

Eutelsat Communications SA	5		51

Faurecia SE	2		68

Gecina SA, REIT	1		149

Getlink SE	11		139

Hermes International	1		581

ICADE, REIT	1		57

Iliad SA	—	(d)	58

Ingenico Group SA	1		188

Ipsen SA	1		70

JCDecaux SA	2		44

Kering SA	4		2,082

Klepierre SA, REIT	5		101

Legrand SA	7		448

L’Oreal SA	6		1,828

LVMH Moet Hennessy Louis Vuitton SE	30		11,539

Natixis SA	25		58

Orange SA	50		607

Pernod Ricard SA	5		805

Peugeot SA	64		907

Publicis Groupe SA	5		159

Remy Cointreau SA (b)	1		65

Renault SA *	5		94

Safran SA	85		7,859

Sanofi(b)	51		5,027

Sartorius Stedim Biotech	1		165

Schneider Electric SE * (b)	132		12,154

SCOR SE	4		111

SEB SA	1		67

Societe Generale SA	20		317

Sodexo SA (b)	2		176

Suez	8		96

Teleperformance	1		326

Thales SA	3		200

TOTAL SA	93		3,313

Ubisoft Entertainment SA *	2		169

Unibail-Rodamco-Westfield, REIT	3		203

Valeo SA	6		137

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	11

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)		VALUE (000)
Long Positions — continued
Common Stocks — continued

France — continued

Veolia Environnement SA	14		288

Vinci SA	45		3,656

Vivendi SA (b)	21		461

Wendel SE	1		60

Worldline SA * (a)	3		231

			72,468

Germany — 1.9%

adidas AG	17		3,824

Allianz SE (Registered)	64		11,735

Aroundtown SA	30		164

BASF SE	23		1,172

Bayer AG (Registered)	40		2,629

Bayerische Motoren Werke AG	8		488

Bayerische Motoren Werke AG (Preference)	1		68

Beiersdorf AG	3		262

Brenntag AG	4		174

Carl Zeiss Meditec AG	1		99

Commerzbank AG	25		92

Continental AG *	3		229

Covestro AG (a)	4		145

Daimler AG (Registered) (b)	23		779

Delivery Hero SE * (a)	64		5,400

Deutsche Bank AG (Registered) (b)	49		364

Deutsche Boerse AG	32		4,944

Deutsche Lufthansa AG (Registered) * (b)	6		53

Deutsche Post AG (Registered)	47		1,409

Deutsche Telekom AG (Registered)	168		2,458

Deutsche Wohnen SE	9		364

DWS Group GmbH & Co. KGaA (a)	16		507

E.ON SE	56		561

Eckert & Ziegler Strahlen- und Medizintechnik AG	—	(d)	69

Evonik Industries AG	5		128

Fraport AG Frankfurt Airport Services Worldwide (b)	1		45

Fresenius Medical Care AG & Co. KGaA	5		419

Fresenius SE & Co. KGaA	10		451

FUCHS PETROLUB SE (Preference)	2		70

GEA Group AG *	4		87

Hannover Rueck SE	2		240

HeidelbergCement AG	4		175

HelloFresh SE *	29		1,035

Henkel AG & Co. KGaA	3		210

Henkel AG & Co. KGaA (Preference)	4		393

INVESTMENTS	SHARES (000)	VALUE (000)

Germany — continued

HOCHTIEF AG	1	50

Infineon Technologies AG	31	579

KION Group AG	2	80

Knorr-Bremse AG	1	112

LANXESS AG	2	106

LEG Immobilien AG	6	656

Merck KGaA	3	374

METRO AG	5	41

MTU Aero Engines AG *	1	177

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	4	788

Porsche Automobil Holding SE (Preference)	4	193

Puma SE *	2	129

RWE AG	15	419

SAP SE	70	8,291

Sartorius AG (Preference)	1	248

Schaeffler AG (Preference)	121	819

Siemens AG (Registered)	19	1,768

Siemens Healthineers AG (a)	4	164

Symrise AG	3	325

TeamViewer AG *	13	561

Telefonica Deutschland Holding AG	22	63

thyssenkrupp AG *	10	67

TUI AG	11	44

Uniper SE	5	134

United Internet AG (Registered)	3	87

Volkswagen AG	1	124

Volkswagen AG (Preference)	21	2,945

Vonovia SE	64	3,187

Wirecard AG (b)	3	290

Zalando SE * (a) (b)	3	168

		64,231

Hong Kong — 0.6%

AIA Group Ltd.	1,298	11,911

ASM Pacific Technology Ltd.	8	80

Bank of East Asia Ltd. (The)	34	72

CK Asset Holdings Ltd.	64	407

CK Infrastructure Holdings Ltd.	17	101

CLP Holdings Ltd.	42	450

Dairy Farm International Holdings Ltd.	9	42

Hang Lung Properties Ltd.	52	111

Hang Seng Bank Ltd.	19	332

Henderson Land Development Co. Ltd.	36	147

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	SHARES (000)	VALUE (000)
Long Positions — continued
Common Stocks — continued

Hong Kong — continued

HK Electric Investments & HK Electric Investments Ltd. (a)	69	71

HKT Trust & HKT Ltd.	93	150

Hong Kong & China Gas Co. Ltd.	253	453

Hong Kong Exchanges & Clearing Ltd.	30	962

Hongkong Land Holdings Ltd.	29	121

Jardine Matheson Holdings Ltd.	5	237

Jardine Strategic Holdings Ltd.	6	123

Kerry Properties Ltd.	17	47

Link, REIT	53	468

Melco Resorts & Entertainment Ltd., ADR	5	83

MTR Corp. Ltd.	38	211

New World Development Co. Ltd.	153	181

NWS Holdings Ltd.	41	43

PCCW Ltd.	110	67

Power Assets Holdings Ltd.	35	231

Sino Land Co. Ltd.	76	106

Sun Hung Kai Properties Ltd.	40	547

Swire Pacific Ltd., Class A	13	81

Swire Properties Ltd.	30	85

Techtronic Industries Co. Ltd.	170	1,289

Vitasoy International Holdings Ltd.	292	1,041

WH Group Ltd. (a)	238	226

Wharf Real Estate Investment Co. Ltd. (b)	30	127

Wheelock & Co. Ltd.	21	154

Yue Yuen Industrial Holdings Ltd.	19	30

		20,787

Hungary — 0.0% (c)

OTP Bank Nyrt.	32	936

India — 0.4%

HDFC Bank Ltd., ADR	241	10,440

ICICI Bank Ltd., ADR	191	1,865

		12,305

Indonesia — 0.2%

Bank Central Asia Tbk. PT	3,007	5,208

Telekomunikasi Indonesia Persero Tbk. PT	4,288	986

		6,194

Ireland — 0.1%

AerCap Holdings NV *	3	88

AIB Group plc *	21	29

Bank of Ireland Group plc	24	49

CRH plc	20	606

INVESTMENTS	SHARES (000)		VALUE (000)

Ireland — continued

Flutter Entertainment plc	2		243

Kerry Group plc, Class A	4		452

Kerry Group plc, Class A	—	(d)	2

Kingspan Group plc	4		194

Kingspan Group plc	—	(d)	1

Ryanair Holdings plc, ADR *	7		421

Smurfit Kappa Group plc	6		176

			2,261

Israel — 0.1%

Azrieli Group Ltd.	1		65

Bank Hapoalim BM	28		180

Bank Leumi Le-Israel BM	37		200

Check Point Software Technologies Ltd. *	3		321

Elbit Systems Ltd.	1		82

Isracard Ltd.	—	(d)	—	(d)

Israel Chemicals Ltd.	18		64

Israel Discount Bank Ltd., Class A	28		91

Mizrahi Tefahot Bank Ltd.	4		75

Nice Ltd. *	2		254

Teva Pharmaceutical Industries Ltd., ADR *	27		291

Wix.com Ltd. *	1		159

			1,782

Italy — 0.3%

Assicurazioni Generali SpA	28		393

Atlantia SpA	12		202

Davide Campari-Milano SpA (b)	14		112

Enel SpA	540		3,688

Eni SpA (b)	63		604

Falck Renewables SpA	95		469

Ferrari NV (b)	3		474

FinecoBank Banca Fineco SpA *	15		168

Intesa Sanpaolo SpA	373		582

Leonardo SpA	10		69

Mediobanca Banca di Credito Finanziario SpA	15		90

Moncler SpA	4		169

Nexi SpA * (a)	60		916

Pirelli & C SpA (a) (b)	10		40

Poste Italiane SpA (a)	63		537

Prysmian SpA	6		113

Recordati SpA	3		113

Snam SpA	51		227

Telecom Italia SpA *	226		90

Telecom Italia SpA	156		62

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	13

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)	VALUE (000)
Long Positions — continued
Common Stocks — continued

Italy — continued

Terna Rete Elettrica Nazionale SpA	35	218

UniCredit SpA *	50	387

		9,723

Japan — 3.0%

ABC-Mart, Inc.	1	46

Acom Co. Ltd.	10	40

Advantest Corp.	5	243

Aeon Co. Ltd.	16	328

AEON Financial Service Co. Ltd.	3	30

Aeon Mall Co. Ltd.	3	34

AGC, Inc.	5	116

Air Water, Inc.	5	63

Aisin Seiki Co. Ltd.	4	115

Ajinomoto Co., Inc.	11	196

Alfresa Holdings Corp.	5	92

Alps Alpine Co. Ltd.	5	56

Amada Co. Ltd.	9	78

ANA Holdings, Inc. *	3	57

Aozora Bank Ltd.	3	53

Asahi Group Holdings Ltd.	9	309

Asahi Intecc Co. Ltd.	5	127

Asahi Kasei Corp.	31	223

Astellas Pharma, Inc.	47	779

Bandai Namco Holdings, Inc.	5	250

Bank of Kyoto Ltd. (The)	1	27

Benesse Holdings, Inc.	2	54

Bridgestone Corp.	14	445

Brother Industries Ltd.	6	98

Calbee, Inc.	2	64

Canon, Inc.	25	526

Casio Computer Co. Ltd.	5	79

Central Japan Railway Co.	4	566

Chiba Bank Ltd. (The)	14	66

Chubu Electric Power Co., Inc.	16	216

Chugai Pharmaceutical Co. Ltd.	6	679

Chugoku Electric Power Co., Inc. (The)	7	97

Coca-Cola Bottlers Japan Holdings, Inc.	3	57

Concordia Financial Group Ltd.	28	84

Credit Saison Co. Ltd.	4	47

CyberAgent, Inc.	3	113

Dai Nippon Printing Co. Ltd.	6	129

Daicel Corp.	7	53

Daifuku Co. Ltd.	3	175

INVESTMENTS	SHARES (000)		VALUE (000)

Japan — continued

Dai-ichi Life Holdings, Inc.	27		335

Daiichi Sankyo Co. Ltd.	14		976

Daikin Industries Ltd.	6		796

Daito Trust Construction Co. Ltd.	2		171

Daiwa House Industry Co. Ltd.	14		357

Daiwa House REIT Investment Corp., REIT	—	(d)	116

Daiwa Securities Group, Inc.	38		158

Denso Corp.	11		380

Dentsu Group, Inc.	5		113

Disco Corp.	1		156

East Japan Railway Co.	8		548

Eisai Co. Ltd.	6		447

Electric Power Development Co. Ltd.	3		68

FamilyMart Co. Ltd.	6		107

FANUC Corp.	5		800

Fast Retailing Co. Ltd.	2		711

Fuji Electric Co. Ltd.	3		79

FUJIFILM Holdings Corp.	9		429

Fujitsu Ltd.	5		486

Fukuoka Financial Group, Inc.	4		60

GMO Payment Gateway, Inc.	1		98

Hakuhodo DY Holdings, Inc.	4		40

Hamamatsu Photonics KK	4		153

Hankyu Hanshin Holdings, Inc.	6		195

Hikari Tsushin, Inc.	1		97

Hino Motors Ltd.	7		44

Hirose Electric Co. Ltd.	1		77

Hisamitsu Pharmaceutical Co., Inc.	1		57

Hitachi Construction Machinery Co. Ltd.	3		66

Hitachi Ltd.	24		718

Hitachi Metals Ltd.	6		54

Honda Motor Co. Ltd.	41		993

Hoshizaki Corp.	1		99

Hoya Corp.	10		875

Hulic Co. Ltd.	7		68

Idemitsu Kosan Co. Ltd.	5		109

IHI Corp.	4		45

Iida Group Holdings Co. Ltd.	4		50

Inpex Corp.	25		164

Isetan Mitsukoshi Holdings Ltd.	9		53

Isuzu Motors Ltd.	14		104

ITOCHU Corp.	34		657

Itochu Techno-Solutions Corp.	3		76

J Front Retailing Co. Ltd.	6		47

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	SHARES (000)		VALUE (000)
Long Positions — continued
Common Stocks — continued

Japan — continued

Japan Airlines Co. Ltd.	3		50

Japan Airport Terminal Co. Ltd.	1		45

Japan Exchange Group, Inc.	13		234

Japan Post Bank Co. Ltd.	11		98

Japan Post Holdings Co. Ltd.	39		314

Japan Post Insurance Co. Ltd.	6		73

Japan Prime Realty Investment Corp., REIT	—	(d)	55

Japan Real Estate Investment Corp., REIT	—	(d)	184

Japan Retail Fund Investment Corp., REIT	—	(d)	74

Japan Tobacco, Inc.	30		555

JFE Holdings, Inc.	12		80

JGC Holdings Corp.	6		55

JSR Corp.	5		94

JTEKT Corp.	5		37

JXTG Holdings, Inc.	77		272

Kajima Corp.	11		116

Kakaku.com, Inc.	3		67

Kamigumi Co. Ltd.	3		49

Kansai Electric Power Co., Inc. (The)	18		179

Kansai Paint Co. Ltd.	4		82

Kao Corp.	12		941

Kawasaki Heavy Industries Ltd.	4		56

KDDI Corp.	44		1,280

Keihan Holdings Co. Ltd.	3		112

Keikyu Corp.	6		94

Keio Corp.	3		141

Keisei Electric Railway Co. Ltd.	3		97

Keyence Corp.	25		8,747

Kikkoman Corp.	4		165

Kintetsu Group Holdings Co. Ltd.	4		205

Kirin Holdings Co. Ltd.	21		396

Kobayashi Pharmaceutical Co. Ltd.	1		111

Koito Manufacturing Co. Ltd.	3		94

Komatsu Ltd.	23		435

Konami Holdings Corp.	2		75

Konica Minolta, Inc.	12		45

Kose Corp.	1		113

Kubota Corp.	26		323

Kuraray Co. Ltd.	8		83

Kurita Water Industries Ltd.	3		73

Kyocera Corp.	8		427

Kyowa Kirin Co. Ltd.	6		139

Kyushu Electric Power Co., Inc.	10		78

Kyushu Railway Co.	4		110

INVESTMENTS	SHARES (000)	VALUE (000)

Japan — continued

Lawson, Inc.	1	68

LINE Corp. *	2	78

Lion Corp.	6	116

LIXIL Group Corp.	7	83

M3, Inc.	11	393

Makita Corp.	6	179

Marubeni Corp.	39	187

Marui Group Co. Ltd.	5	80

Maruichi Steel Tube Ltd.	2	34

Mazda Motor Corp.	14	80

McDonald’s Holdings Co. Japan Ltd.	2	83

Mebuki Financial Group, Inc.	22	46

Medipal Holdings Corp.	5	87

MEIJI Holdings Co. Ltd.	3	194

Mercari, Inc. *	2	48

MINEBEA MITSUMI, Inc.	9	148

MISUMI Group, Inc.	7	166

Mitsubishi Chemical Holdings Corp.	32	180

Mitsubishi Corp.	34	719

Mitsubishi Electric Corp.	45	559

Mitsubishi Estate Co. Ltd.	30	481

Mitsubishi Gas Chemical Co., Inc.	4	51

Mitsubishi Heavy Industries Ltd.	8	205

Mitsubishi Materials Corp.	3	51

Mitsubishi Motors Corp.	17	49

Mitsubishi UFJ Financial Group, Inc.	308	1,244

Mitsubishi UFJ Lease & Finance Co. Ltd.	11	50

Mitsui & Co. Ltd.	41	574

Mitsui Chemicals, Inc.	5	90

Mitsui Fudosan Co. Ltd.	22	408

Mitsui OSK Lines Ltd.	3	49

Mizuho Financial Group, Inc.	599	697

MonotaRO Co. Ltd.	3	103

MS&AD Insurance Group Holdings, Inc.	12	337

Murata Manufacturing Co. Ltd.	14	806

Nabtesco Corp.	3	83

Nagoya Railroad Co. Ltd.	5	137

NEC Corp.	6	238

Nexon Co. Ltd.	12	197

NGK Insulators Ltd.	7	89

NGK Spark Plug Co. Ltd.	4	57

NH Foods Ltd.	2	75

Nidec Corp.	11	664

Nikon Corp.	8	74

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	15

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)		VALUE (000)
Long Positions — continued
Common Stocks — continued

Japan — continued

Nintendo Co. Ltd.	3		1,156

Nippon Building Fund, Inc., REIT	—	(d)	197

Nippon Express Co. Ltd.	2		98

Nippon Paint Holdings Co. Ltd.	4		208

Nippon Prologis REIT, Inc., REIT	—	(d)	144

Nippon Shinyaku Co. Ltd.	1		84

Nippon Steel Corp.	20		168

Nippon Telegraph & Telephone Corp.	180		4,104

Nippon Yusen KK	4		53

Nissan Chemical Corp.	3		119

Nissan Motor Co. Ltd.	58		196

Nisshin Seifun Group, Inc.	5		79

Nissin Foods Holdings Co. Ltd.	2		132

Nitori Holdings Co. Ltd.	2		291

Nitto Denko Corp.	4		200

Nomura Holdings, Inc.	83		342

Nomura Real Estate Holdings, Inc.	3		52

Nomura Real Estate Master Fund, Inc., REIT	—	(d)	116

Nomura Research Institute Ltd.	8		206

NSK Ltd.	9		61

NTT Data Corp.	16		160

NTT DOCOMO, Inc.	34		987

Obayashi Corp.	17		147

Obic Co. Ltd.	2		255

Odakyu Electric Railway Co. Ltd.	7		163

Oji Holdings Corp.	22		109

Olympus Corp.	29		459

Omron Corp.	5		276

Ono Pharmaceutical Co. Ltd.	9		226

Oracle Corp.	1		93

Oriental Land Co. Ltd.	5		645

ORIX Corp.	33		387

Orix JREIT, Inc., REIT	—	(d)	74

Osaka Gas Co. Ltd.	9		175

Otsuka Corp.	3		122

Otsuka Holdings Co. Ltd.	10		377

Pan Pacific International Holdings Corp.	11		213

Panasonic Corp.	55		419

Park24 Co. Ltd.	3		47

PeptiDream, Inc. *	3		93

Persol Holdings Co. Ltd.	4		51

Pigeon Corp.	3		100

Pola Orbis Holdings, Inc.	2		36

Rakuten, Inc.	21		181

INVESTMENTS	SHARES (000)	VALUE (000)

Japan — continued

Recruit Holdings Co. Ltd.	34	989

Renesas Electronics Corp. *	19	100

Resona Holdings, Inc.	52	162

Ricoh Co. Ltd.	17	114

Rinnai Corp.	1	68

Rohm Co. Ltd.	2	145

Ryohin Keikaku Co. Ltd.	6	71

Sankyo Co. Ltd.	1	33

Santen Pharmaceutical Co. Ltd.	9	159

SBI Holdings, Inc.	6	110

Secom Co. Ltd.	5	433

Sega Sammy Holdings, Inc.	5	55

Seibu Holdings, Inc.	5	62

Seiko Epson Corp.	7	78

Sekisui Chemical Co. Ltd.	9	115

Sekisui House Ltd.	16	266

Seven & i Holdings Co. Ltd.	19	619

Seven Bank Ltd.	16	42

SG Holdings Co. Ltd.	4	103

Sharp Corp. *	6	61

Shimadzu Corp.	6	142

Shimamura Co. Ltd.	1	32

Shimano, Inc.	2	280

Shimizu Corp.	15	113

Shin-Etsu Chemical Co. Ltd.	9	993

Shinsei Bank Ltd.	5	60

Shionogi & Co. Ltd.	7	376

Shiseido Co. Ltd.	10	588

Shizuoka Bank Ltd. (The)	11	68

Showa Denko KK	4	77

SMC Corp.	9	3,887

Softbank Corp.	42	568

SoftBank Group Corp.	39	1,685

Sohgo Security Services Co. Ltd.	2	81

Sompo Holdings, Inc.	8	269

Sony Corp.	96	6,191

Sony Financial Holdings, Inc.	4	74

Square Enix Holdings Co. Ltd.	2	90

Stanley Electric Co. Ltd.	3	77

Subaru Corp.	16	310

SUMCO Corp.	7	93

Sumitomo Chemical Co. Ltd.	37	113

Sumitomo Corp.	30	335

Sumitomo Dainippon Pharma Co. Ltd.	4	57

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	SHARES (000)	VALUE (000)
Long Positions — continued
Common Stocks — continued

Japan — continued

Sumitomo Electric Industries Ltd.	19	193

Sumitomo Heavy Industries Ltd.	3	57

Sumitomo Metal Mining Co. Ltd.	6	145

Sumitomo Mitsui Financial Group, Inc.	33	873

Sumitomo Mitsui Trust Holdings, Inc.	8	239

Sumitomo Realty & Development Co. Ltd.	8	222

Sumitomo Rubber Industries Ltd.	4	43

Sundrug Co. Ltd.	2	65

Suntory Beverage & Food Ltd.	3	128

Suzuken Co. Ltd.	2	73

Suzuki Motor Corp.	9	294

Sysmex Corp.	4	283

T&D Holdings, Inc.	14	119

Taiheiyo Cement Corp.	3	61

Taisei Corp.	5	159

Taisho Pharmaceutical Holdings Co. Ltd.	1	44

Taiyo Nippon Sanso Corp.	3	53

Takeda Pharmaceutical Co. Ltd.	38	1,356

TDK Corp.	3	284

Teijin Ltd.	5	72

Terumo Corp.	16	531

THK Co. Ltd.	3	74

Tobu Railway Co. Ltd.	5	163

Toho Co. Ltd.	3	95

Toho Gas Co. Ltd.	2	93

Tohoku Electric Power Co., Inc.	11	104

Tokio Marine Holdings, Inc.	75	3,495

Tokyo Century Corp.	1	38

Tokyo Electric Power Co. Holdings, Inc. *	38	128

Tokyo Electron Ltd.	4	831

Tokyo Gas Co. Ltd.	10	211

Tokyu Corp.	13	188

Tokyu Fudosan Holdings Corp.	16	78

Toppan Printing Co. Ltd.	7	104

Toray Industries, Inc.	35	158

Toshiba Corp.	10	248

Tosoh Corp.	7	82

TOTO Ltd.	4	125

Toyo Seikan Group Holdings Ltd.	4	38

Toyo Suisan Kaisha Ltd.	2	111

Toyoda Gosei Co. Ltd.	2	32

Toyota Industries Corp.	4	181

Toyota Motor Corp.	119	7,357

Toyota Tsusho Corp.	5	124

INVESTMENTS	SHARES (000)		VALUE (000)

Japan — continued

Trend Micro, Inc.	3		157

Tsuruha Holdings, Inc.	1		121

Unicharm Corp.	10		369

United Urban Investment Corp., REIT	—	(d)	72

USS Co. Ltd.	6		90

Welcia Holdings Co. Ltd.	1		87

West Japan Railway Co.	4		253

Yakult Honsha Co. Ltd.	3		174

Yamada Denki Co. Ltd.	16		77

Yamaha Corp.	4		145

Yamaha Motor Co. Ltd.	7		89

Yamato Holdings Co. Ltd.	8		133

Yamazaki Baking Co. Ltd.	3		55

Yaskawa Electric Corp.	6		192

Yokogawa Electric Corp.	6		80

Yokohama Rubber Co. Ltd. (The)	3		37

Z Holdings Corp.	66		256

ZOZO, Inc.	3		44

			102,360

Luxembourg — 0.0% (c)

ArcelorMittal SA	16		180

Eurofins Scientific SE	—	(d)	158

SES SA, FDR	9		60

Tenaris SA (b)	12		81

			479

Macau — 0.1%

Galaxy Entertainment Group Ltd.	53		341

Sands China Ltd.	313		1,267

SJM Holdings Ltd.	51		50

Wynn Macau Ltd. (b)	38		66

			1,724

Mexico — 0.2%

Grupo Aeroportuario del Pacifico SAB de CV, Class B	119		739

Grupo Aeroportuario del Sureste SAB de CV, ADR (b)	7		721

Grupo Financiero Banorte SAB de CV, Class O	745		2,040

Grupo Mexico SAB de CV, Series B	412		876

Wal-Mart de Mexico SAB de CV	327		789

			5,165

Netherlands — 0.9%

ABN AMRO Bank NV, CVA (a)	11		81

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	17

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)		VALUE (000)
Long Positions — continued
Common Stocks — continued

Netherlands — continued

Adyen NV * (a)	—	(d)	260

Aegon NV	44		114

Akzo Nobel NV	15		1,143

Altice Europe NV *	17		67

ASM International NV	13		1,418

ASML Holding NV (b)	51		14,915

ASR Nederland NV	25		677

BE Semiconductor Industries NV * (b)	15		603

Euronext NV (a)	5		417

EXOR NV	3		147

Heineken Holding NV (b)	3		223

Heineken NV (b)	6		550

ING Groep NV	97		544

Just Eat Takeaway.com NV * (a)	3		295

Koninklijke Ahold Delhaize NV (b)	81		1,978

Koninklijke DSM NV	5		557

Koninklijke KPN NV (b)	89		204

Koninklijke Philips NV	23		1,003

Koninklijke Vopak NV (b)	2		100

NN Group NV	7		217

NXP Semiconductors NV	10		1,014

Randstad NV *	3		119

Royal Dutch Shell plc, Class A	105		1,731

Royal Dutch Shell plc, Class B	94		1,497

Wolters Kluwer NV (b)	20		1,444

			31,318

New Zealand — 0.0% (c)

a2 Milk Co. Ltd. *	18		217

Auckland International Airport Ltd.	30		111

Fisher & Paykel Healthcare Corp. Ltd.	14		238

Fletcher Building Ltd.	22		50

Mercury NZ Ltd.	16		46

Meridian Energy Ltd.	31		84

Ryman Healthcare Ltd.	10		76

Spark New Zealand Ltd.	46		123

			945

Norway — 0.1%

Aker BP ASA	3		46

DNB ASA	24		289

Equinor ASA	25		344

Fjordkraft Holding ASA (a)	93		622

Gjensidige Forsikring ASA	5		82

Kongsberg Gruppen ASA	33		423

INVESTMENTS	SHARES (000)	VALUE (000)

Norway — continued

Mowi ASA	11	187

Norsk Hydro ASA	33	85

Orkla ASA	19	171

Scatec Solar ASA (a)	36	525

Schibsted ASA, Class B	3	49

Telenor ASA	18	280

Yara International ASA	4	150

		3,253

Peru — 0.1%

Credicorp Ltd.	26	3,814

Poland — 0.1%

CD Projekt SA	17	1,496

Dino Polska SA * (a)	20	840

		2,336

Portugal — 0.0% (c)

EDP — Energias de Portugal SA	64	268

Galp Energia SGPS SA	12	143

Jeronimo Martins SGPS SA	6	106

		517

Russia — 0.3%

Alrosa PJSC	1,163	963

Evraz plc	12	41

LUKOIL PJSC, ADR	33	2,123

Magnitogorsk Iron & Steel Works PJSC	1,568	844

Moscow Exchange MICEX-RTS PJSC	608	983

Sberbank of Russia PJSC	808	2,130

Severstal PJSC, GDR (a)	64	758

X5 Retail Group NV, GDR (a)	42	1,237

		9,079

Singapore — 0.1%

Ascendas, REIT	75	156

CapitaLand Commercial Trust, REIT	63	71

CapitaLand Ltd. *	64	135

CapitaLand Mall Trust, REIT	64	85

City Developments Ltd.	12	66

ComfortDelGro Corp. Ltd.	54	63

DBS Group Holdings Ltd.	45	631

Genting Singapore Ltd.	157	87

Jardine Cycle & Carriage Ltd.	3	37

Keppel Corp. Ltd.	36	153

Mapletree Commercial Trust, REIT	49	67

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	SHARES (000)	VALUE (000)
Long Positions — continued
Common Stocks — continued

Singapore — continued

Oversea-Chinese Banking Corp. Ltd.	83	528

SATS Ltd.	16	38

Sembcorp Industries Ltd.	25	28

Singapore Airlines Ltd.	14	61

Singapore Exchange Ltd.	21	142

Singapore Press Holdings Ltd.	42	45

Singapore Technologies Engineering Ltd.	41	98

Singapore Telecommunications Ltd.	203	405

Suntec, REIT	51	50

United Overseas Bank Ltd.	31	446

UOL Group Ltd.	12	58

Venture Corp. Ltd.	7	79

Wilmar International Ltd.	48	120

		3,649

South Africa — 0.2%

Anglo American plc	26	465

Bid Corp. Ltd.	45	583

Bidvest Group Ltd. (The)	73	595

Capitec Bank Holdings Ltd.	13	642

Clicks Group Ltd.	124	1,541

FirstRand Ltd. (b)	259	564

Mr Price Group Ltd.	142	1,015

Naspers Ltd., Class N	10	1,588

		6,993

South Korea — 0.9%

Hana Financial Group, Inc.	57	1,304

Hanon Systems	152	1,148

KB Financial Group, Inc.	46	1,309

Kia Motors Corp.	25	616

Korea Electric Power Corp. *	36	701

LG Chem Ltd.	3	784

LG Household & Health Care Ltd.	1	814

Lotte Chemical Corp.	5	975

Mando Corp.	40	786

NCSoft Corp.	2	965

POSCO	6	906

Samsung Electronics Co. Ltd.	372	15,283

Samsung SDI Co. Ltd.	5	1,171

SK Hynix, Inc.	32	2,205

S-Oil Corp.	15	881

		29,848

INVESTMENTS	SHARES (000)	VALUE (000)

Spain — 0.3%

ACS Actividades de Construccion y Servicios SA	7	165

Aena SME SA * (a)	2	212

Amadeus IT Group SA	11	520

Banco Bilbao Vizcaya Argentaria SA	167	546

Banco de Sabadell SA	142	59

Banco Santander SA	417	932

Bankia SA	32	32

Bankinter SA	17	72

CaixaBank SA	89	160

Cellnex Telecom SA (a)	6	325

Enagas SA	6	146

Endesa SA	46	1,011

Ferrovial SA	12	306

Grifols SA	7	253

Iberdrola SA	307	3,056

Industria de Diseno Textil SA	92	2,352

Mapfre SA	25	46

Naturgy Energy Group SA	7	132

Red Electrica Corp. SA	11	189

Repsol SA	36	328

Siemens Gamesa Renewable Energy SA	6	88

Telefonica SA	117	533

		11,463

Sweden — 0.5%

Alfa Laval AB *	8	152

Assa Abloy AB, Class B	25	450

Atlas Copco AB, Class A (b)	93	3,220

Atlas Copco AB, Class B	10	300

Boliden AB (b)	7	137

Electrolux AB, Series B	6	77

Embracer Group AB*	20	215

Epiroc AB, Class A	16	164

Epiroc AB, Class B	10	100

Essity AB, Class B *	15	490

Evolution Gaming Group AB (a)	14	634

Hennes & Mauritz AB, Class B (b)	57	778

Hexagon AB, Class B *	7	323

Husqvarna AB, Class B	11	65

ICA Gruppen AB	2	98

Industrivarden AB, Class C * (b)	4	85

Investor AB, Class B	11	564

Kinnevik AB, Class B	6	123

L E Lundbergforetagen AB, Class B *	2	83

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	19

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)		VALUE (000)
Long Positions — continued
Common Stocks — continued

Sweden — continued

Lundin Energy AB (b)	5		120

Sandvik AB *	28		435

Securitas AB, Class B (b)	8		92

Sinch AB * (a)	13		651

Skandinaviska Enskilda Banken AB, Class A	40		333

Skanska AB, Class B *	8		161

SKF AB, Class B	66		1,044

Svenska Handelsbanken AB, Class A *	421		3,840

Swedbank AB, Class A (b)	22		266

Swedish Match AB	4		261

Tele2 AB, Class B	12		160

Telefonaktiebolaget LM Ericsson, Class B	77		654

Telia Co. AB	68		236

Volvo AB, Class B	37		477

			16,788

Switzerland — 2.6%

ABB Ltd. (Registered)	46		869

Adecco Group AG (Registered)	4		172

Alcon, Inc. *	10		549

ALSO Holding AG (Registered) *	1		220

Baloise Holding AG (Registered)	1		183

Barry Callebaut AG (Registered)	—	(d)	151

Chocoladefabriken Lindt & Spruengli AG	—	(d)	203

Chocoladefabriken Lindt & Spruengli AG (Registered)	—	(d)	252

Cie Financiere Richemont SA (Registered)	13		742

Clariant AG (Registered) *	5		91

Coca-Cola HBC AG	5		131

Credit Suisse Group AG (Registered) *	64		584

Dufry AG (Registered) (b)	1		33

EMS-Chemie Holding AG (Registered)	—	(d)	137

Geberit AG (Registered)	1		411

Givaudan SA (Registered)	—	(d)	771

Glencore plc *	273		511

Julius Baer Group Ltd. *	6		218

Kuehne + Nagel International AG (Registered)	1		192

LafargeHolcim Ltd. (Registered) *	143		5,958

Lonza Group AG (Registered) *	2		807

Nestle SA (Registered)	262		27,755

Novartis AG (Registered)	137		11,673

Pargesa Holding SA	1		71

Partners Group Holding AG	—	(d)	366

Roche Holding AG	46		15,835

INVESTMENTS	SHARES (000)		VALUE (000)

Switzerland — continued

Schindler Holding AG	1		225

Schindler Holding AG (Registered)	1		112

SGS SA (Registered)	1		2,759

SIG Combibloc Group AG *	38		618

Sika AG (Registered)	3		529

Sonova Holding AG (Registered)	1		249

STMicroelectronics NV	50		1,288

Straumann Holding AG (Registered)	—	(d)	196

Swatch Group AG (The)	1		146

Swatch Group AG (The) (Registered)	1		51

Swiss Life Holding AG (Registered)	1		296

Swiss Prime Site AG (Registered)	2		188

Swiss Re AG (b)	8		550

Swisscom AG (Registered)	3		1,463

Swissquote Group Holding SA (Registered)	11		700

Temenos AG (Registered) * (b)	2		209

UBS Group AG (Registered) *	96		1,030

Vetropack Holding AG	—	(d)	1,290

Vifor Pharma AG	1		169

Wizz Air Holdings plc * (a)	26		944

Zurich Insurance Group AG	16		5,068

			86,965

Taiwan — 1.0%

Accton Technology Corp.	104		754

Advantech Co. Ltd.	77		728

ASE Technology Holding Co. Ltd.	337		751

Chailease Holding Co. Ltd.	379		1,440

Delta Electronics, Inc.	219		1,020

Feng TAY Enterprise Co. Ltd.	142		808

Fubon Financial Holding Co. Ltd.	627		887

Hiwin Technologies Corp.	87		830

Largan Precision Co. Ltd.	13		1,772

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (b)	433		22,982

Vanguard International Semiconductor Corp.	410		951

			32,923

Thailand — 0.1%

PTT Exploration & Production PCL, NVDR	315		812

Siam Cement PCL (The) (Registered)	153		1,626

Thai Oil PCL, NVDR	1,008		1,261

			3,699

Turkey — 0.0% (c)

Turkcell Iletisim Hizmetleri A/S	491		979

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	SHARES (000)	VALUE (000)
Long Positions — continued
Common Stocks — continued

United Arab Emirates — 0.0% (c)

NMC Health plc ‡	3	—	(d)

United Kingdom — 2.7%

3i Group plc	24	237

Admiral Group plc	5	140

Ashtead Group plc	12	317

Associated British Foods plc	9	210

AstraZeneca plc	33	3,437

Auto Trader Group plc (a)	23	133

AVEVA Group plc	2	72

Aviva plc	98	297

BAE Systems plc	80	512

Barclays plc	433	578

Barratt Developments plc	25	164

Berkeley Group Holdings plc	3	160

BP plc	982	3,869

British American Tobacco plc	57	2,215

British Land Co. plc (The), REIT	22	114

BT Group plc	209	305

Bunzl plc	8	181

Burberry Group plc	140	2,431

Calisen plc *	181	423

Centrica plc	142	71

CK Hutchison Holdings Ltd.	67	499

CNH Industrial NV *	25	158

Coca-Cola European Partners plc	6	227

Compass Group plc	40	669

Croda International plc	3	196

DCC plc	2	174

Diageo plc	250	8,600

Dialog Semiconductor plc *	18	568

Direct Line Insurance Group plc	36	121

easyJet plc	4	31

Experian plc	23	683

Fiat Chrysler Automobiles NV	27	238

G4S plc	39	53

GlaxoSmithKline plc	407	8,501

GVC Holdings plc	14	137

Halma plc	9	248

Hargreaves Lansdown plc	8	149

HSBC Holdings plc	509	2,615

Imperial Brands plc	24	500

Informa plc	31	172

InterContinental Hotels Group plc	64	2,905

INVESTMENTS	SHARES (000)	VALUE (000)

United Kingdom — continued

Intertek Group plc	4	239

ITV plc	90	86

J Sainsbury plc	44	109

JD Sports Fashion plc	11	72

Johnson Matthey plc	5	120

Kingfisher plc	52	104

Land Securities Group plc, REIT	17	146

Legal & General Group plc	1,612	4,146

Linde plc	15	2,713

Linde plc	27	5,045

Lloyds Banking Group plc	1,761	713

London Stock Exchange Group plc	43	4,054

M&G plc	65	108

Marks & Spencer Group plc	48	56

Meggitt plc	19	68

Melrose Industries plc	121	151

Micro Focus International plc	9	50

Mondi plc	12	213

National Grid plc	87	1,022

Next plc	3	200

Ocado Group plc *	11	228

Pearson plc	19	112

Persimmon plc	136	3,766

Prudential plc	65	919

Reckitt Benckiser Group plc	18	1,480

RELX plc	144	3,268

RELX plc	48	1,093

Rentokil Initial plc	46	273

Rolls-Royce Holdings plc *	43	176

Royal Bank of Scotland Group plc	120	168

RSA Insurance Group plc	26	116

Sage Group plc (The)	27	217

Schroders plc	3	103

Segro plc, REIT	27	285

Severn Trent plc	6	177

Smith & Nephew plc	231	4,518

Smiths Group plc	10	153

Spirax-Sarco Engineering plc	2	200

SSE plc	26	407

St James’s Place plc	13	140

Standard Chartered plc	69	354

Standard Life Aberdeen plc	60	167

Taylor Wimpey plc	81	150

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	21

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)		VALUE (000)
Long Positions — continued
Common Stocks — continued

United Kingdom — continued

Tesco plc	245		726

Unilever NV	121		6,040

Unilever plc	28		1,431

United Utilities Group plc	17		192

Vodafone Group plc	671		946

Weir Group plc (The)	6		77

Whitbread plc	3		124

Wm Morrison Supermarkets plc	59		136

WPP plc	31		244

			91,111

United States — 22.2%

AbbVie, Inc.	69		5,699

Acadia Healthcare Co., Inc. * (b)	26		625

Advanced Micro Devices, Inc. *	61		3,197

AdvanSix, Inc. *	28		338

Air Products & Chemicals, Inc.	5		1,070

Alexion Pharmaceuticals, Inc. *	26		2,749

Alleghany Corp.	2		1,090

Allergan plc	12		2,265

Alnylam Pharmaceuticals, Inc. *	9		1,142

Alphabet, Inc., Class A *	—	(d)	358

Alphabet, Inc., Class C * (e)	15		20,653

Altice USA, Inc., Class A *	4		110

Altria Group, Inc.	36		1,403

Amazon.com, Inc. *	12		30,220

American Electric Power Co., Inc. (b)	51		4,273

American Express Co.	28		2,572

American Homes 4 Rent, Class A, REIT	64		1,541

American International Group, Inc.	56		1,428

AmerisourceBergen Corp.	20		1,813

AMETEK, Inc.	21		1,765

Amgen, Inc.	18		4,381

Amphenol Corp., Class A	14		1,279

Analog Devices, Inc.	24		2,660

Apple, Inc. (e)	69		20,170

Arista Networks, Inc. *	5		1,197

Arrow Electronics, Inc. *	23		1,440

Automatic Data Processing, Inc.	19		2,818

AutoZone, Inc. *	3		2,927

AvalonBay Communities, Inc., REIT	3		518

Avaya Holdings Corp. *	19		191

Avery Dennison Corp.	14		1,564

INVESTMENTS	SHARES (000)		VALUE (000)

United States — continued

Ball Corp.	69		4,499

Bank of America Corp.	397		9,540

Berkshire Hathaway, Inc., Class A *	—	(d)	845

Berkshire Hathaway, Inc., Class B *	26		4,798

Best Buy Co., Inc.	23		1,798

BlackRock, Inc.	16		8,066

Blackstone Group, Inc. (The), Class A (b)	18		944

Booking Holdings, Inc. *	3		3,802

Booz Allen Hamilton Holding Corp.	30		2,207

Boston Scientific Corp. *	131		4,916

Brinker International, Inc. (b)	25		574

Bristol-Myers Squibb Co.	172		10,433

Brixmor Property Group, Inc., REIT	111		1,276

Cabot Oil & Gas Corp.	57		1,230

Cadence Design Systems, Inc. *	14		1,106

Campbell Soup Co.	13		674

Capital One Financial Corp. (e)	68		4,399

Carlisle Cos., Inc.	17		2,111

Carnival plc	4		56

Carrier Global Corp. *	27		478

Catalent, Inc. *	29		2,031

CBRE Group, Inc., Class A * (e)	80		3,415

Charles Schwab Corp. (The)	152		5,739

Charter Communications, Inc., Class A *	17		8,486

Chevron Corp.	124		11,363

Chubb Ltd.	18		1,947

Cigna Corp.	59		11,508

Cisco Systems, Inc. (e)	61		2,573

Citigroup, Inc. (b)	187		9,063

Citizens Financial Group, Inc.	99		2,217

Claire’s Stores, Inc. * ‡	—	(d)	179

Clear Channel Outdoor Holdings, Inc. *	61		59

Coca-Cola Co. (The)	171		7,833

Columbia Sportswear Co. (b)	18		1,329

Comcast Corp., Class A	106		3,970

CommScope Holding Co., Inc. *	146		1,613

ConocoPhillips	73		3,089

Copart, Inc.*	18		1,445

Coty, Inc., Class A	139		756

Crowdstrike Holdings, Inc., Class A *	15		1,041

CyberArk Software Ltd. *	1		92

Delta Air Lines, Inc. (e)	56		1,440

DexCom, Inc. *	6		2,039

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	SHARES (000)	VALUE (000)
Long Positions — continued
Common Stocks — continued

United States — continued

Diamondback Energy, Inc.	25	1,097

Discovery, Inc., Class A * (b)	91	2,032

Discovery, Inc., Class C *	61	1,249

DISH Network Corp., Class A *	66	1,644

Dover Corp.	30	2,822

Duke Energy Corp.	21	1,776

East West Bancorp, Inc.	22	779

EastGroup Properties, Inc., REIT	8	803

Edison International	25	1,480

Eli Lilly & Co.	28	4,261

Energizer Holdings, Inc. (b)	51	1,991

Enphase Energy, Inc. * (b)	37	1,730

Entegris, Inc.	25	1,342

Entercom Communications Corp., Class A (e)	240	292

Entergy Corp.	15	1,392

EPAM Systems, Inc. *	8	1,813

EQT Corp.	95	1,381

Equitrans Midstream Corp. (b)	151	1,265

Exact Sciences Corp. *	20	1,545

Exelixis, Inc. *	62	1,537

Facebook, Inc., Class A * (e)	10	2,118

Federal Realty Investment Trust, REIT (b)	17	1,385

Ferguson plc	50	3,613

Fidelity National Information Services, Inc.	9	1,234

Fifth Third Bancorp	62	1,163

First Republic Bank	34	3,579

Fiserv, Inc. * (e)	63	6,466

Fortune Brands Home & Security, Inc.	27	1,305

FTI Consulting, Inc. *	17	2,148

Garmin Ltd.	20	1,642

Generac Holdings, Inc. *	22	2,102

General Dynamics Corp.	8	1,060

Global Payments, Inc.	24	4,056

Goodman Networks, Inc. * ‡	2	—

Graphic Packaging Holding Co.	137	1,823

Hartford Financial Services Group, Inc. (The)	47	1,787

HCA Healthcare, Inc.	13	1,394

Hilton Worldwide Holdings, Inc.	7	496

Home Depot, Inc. (The)	43	9,423

Honeywell International, Inc.	71	10,126

iHeartMedia, Inc., Class A *	1	4

IHS Markit Ltd.	20	1,318

Illinois Tool Works, Inc. (e)	14	2,278

INVESTMENTS	SHARES (000)	VALUE (000)

United States — continued

Illumina, Inc. *	5	1,599

Ingersoll Rand, Inc. *	33	951

Intercept Pharmaceuticals, Inc. * (b)	8	615

Intercontinental Exchange, Inc.	56	4,999

Intuit, Inc.	15	4,129

Intuitive Surgical, Inc. *	3	1,413

Invesco Ltd.	56	481

ITT, Inc.	14	732

James Hardie Industries plc, CHDI	11	157

Jazz Pharmaceuticals plc *	11	1,253

Johnson & Johnson	37	5,558

Keurig Dr Pepper, Inc. (b)	46	1,226

KeyCorp	181	2,112

Keysight Technologies, Inc. *	19	1,832

Kimco Realty Corp., REIT	82	893

Kinder Morgan, Inc.	143	2,171

Kohl’s Corp.	57	1,057

Lam Research Corp.	8	2,004

Las Vegas Sands Corp.	21	1,017

Liberty Media Corp.-Liberty Formula One, Class C *	29	918

Loews Corp. (e)	132	4,575

Lowe’s Cos., Inc.	32	3,357

Lululemon Athletica, Inc. *	6	1,285

Lyft, Inc., Class A * (b)	72	2,362

M&T Bank Corp.	29	3,225

Marathon Petroleum Corp.	51	1,631

Marriott International, Inc., Class A	6	523

Marsh & McLennan Cos., Inc.	18	1,764

Martin Marietta Materials, Inc.	15	2,864

Mastercard, Inc., Class A	39	10,835

McKesson Corp.	24	3,449

Medallia, Inc. * (b)	25	547

Medtronic plc	26	2,536

Merck & Co., Inc.	46	3,650

Mettler-Toledo International, Inc. *	2	1,117

Microchip Technology, Inc. (b)	8	726

Microsoft Corp. (e)	190	34,137

Mid-America Apartment Communities, Inc., REIT (b)	20	2,234

Middleby Corp. (The) *	19	1,050

Mondelez International, Inc., Class A	20	1,025

MongoDB, Inc. *	6	933

Moran Foods Backstop Equity * ‡	24	24

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	23

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)	VALUE (000)
Long Positions — continued
Common Stocks — continued

United States — continued

Morgan Stanley	219	8,617

Murphy USA, Inc. *	16	1,675

Nasdaq, Inc.	15	1,639

National Vision Holdings, Inc. *	27	711

Netflix, Inc. *	17	7,268

New York Times Co. (The), Class A	37	1,218

Newell Brands, Inc. (b)	81	1,122

Nexstar Media Group, Inc., Class A	23	1,638

NextEra Energy, Inc.	42	9,760

Nordson Corp. (b)	10	1,539

Nordstrom, Inc. (b)	59	1,099

Norfolk Southern Corp.	33	5,678

Northern Trust Corp.	22	1,758

NVIDIA Corp. (e)	21	6,179

Old Dominion Freight Line, Inc.	12	1,765

O’Reilly Automotive, Inc. *	20	7,916

Otis Worldwide Corp. *	13	686

Outfront Media, Inc., REIT	63	984

Packaging Corp. of America	24	2,287

PayPal Holdings, Inc. *	61	7,504

PBF Energy, Inc., Class A	56	635

Penn Virginia Corp. *	1	3

Pfizer, Inc.	137	5,263

Philip Morris International, Inc.	23	1,730

Phillips 66	29	2,106

Pioneer Natural Resources Co.	15	1,344

PNC Financial Services Group, Inc. (The)	48	5,082

Post Holdings, Inc. *	26	2,387

Procter & Gamble Co. (The)	75	8,810

Progressive Corp. (The)	47	3,616

Prologis, Inc., REIT	65	5,806

Prudential Financial, Inc.	12	721

Public Storage, REIT	17	3,100

QIAGEN NV *	6	235

QUALCOMM, Inc. (e)	50	3,908

Ralph Lauren Corp.	7	538

Rayonier, Inc., REIT (b)	75	1,792

Raytheon Technologies Corp.	27	1,748

Regeneron Pharmaceuticals, Inc. *	7	3,525

Remington Outdoor Co., Inc. * ‡	2	2

RingCentral, Inc., Class A *	6	1,318

Ross Stores, Inc.	24	2,223

S&P Global, Inc.	9	2,552

INVESTMENTS	SHARES (000)		VALUE (000)

United States — continued

salesforce.com, Inc. * (e)	47		7,541

ServiceNow, Inc. *	6		2,033

Sherwin-Williams Co. (The)	1		544

Slack Technologies, Inc., Class A * (b)	16		416

Southwest Airlines Co.	44		1,382

Splunk, Inc. *	10		1,392

Spotify Technology SA *	11		1,677

Stanley Black & Decker, Inc.	41		4,483

Synopsys, Inc. *	11		1,742

T. Rowe Price Group, Inc.	31		3,601

Take-Two Interactive Software, Inc. *	15		1,827

Teladoc Health, Inc. *	14		2,294

Tesla, Inc. *	13		10,064

Texas Instruments, Inc. (e)	59		6,863

Thermo Fisher Scientific, Inc.	16		5,323

Thor Industries, Inc. (b)	13		854

Tractor Supply Co.	26		2,669

Trade Desk, Inc. (The), Class A * (b)	7		2,055

Trane Technologies plc	17		1,473

Travelers Cos., Inc. (The)	38		3,802

Truist Financial Corp.	83		3,091

Twilio, Inc., Class A *	—	(d)	8

Uber Technologies, Inc. *	110		3,318

Ulta Beauty, Inc. *	4		779

Union Pacific Corp.	20		3,250

UnitedHealth Group, Inc. (e)	76		22,178

US Bancorp	66		2,400

Verizon Communications, Inc. (e)	88		5,027

Vertex Pharmaceuticals, Inc. *	10		2,615

ViacomCBS, Inc.	61		1,059

Visa, Inc., Class A (e)	1		193

Vistra Energy Corp.	17		335

Vulcan Materials Co.	9		1,058

Walgreens Boots Alliance, Inc.	57		2,449

Waste Connections, Inc. (b)	24		2,020

Wells Fargo & Co. (e)	136		3,953

WestRock Co.	54		1,753

Weyerhaeuser Co., REIT	53		1,170

Williams Cos., Inc. (The)	140		2,715

Workday, Inc., Class A *	9		1,388

Xcel Energy, Inc.	135		8,564

Zebra Technologies Corp., Class A *	9		2,054

Zimmer Biomet Holdings, Inc.	35		4,186

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	SHARES (000)	VALUE (000)
Long Positions — continued
Common Stocks — continued

United States — continued

Zscaler, Inc.* (b)	19	1,272

		750,509

Total Common Stocks (Cost $1,414,848)		1,567,238

	PRINCIPAL AMOUNT (000)
Corporate Bonds — 17.7%

Australia — 0.0% (c)

FMG Resources August 2006 Pty. Ltd. 5.13%, 5/15/2024 (b) (f)	230	234

Scentre Group Trust 1

REIT, 2.38%, 4/28/2021 (f)	239	239

REIT, 3.25%, 10/28/2025 (f)	780	784

		1,257

Belgium — 0.2%

Anheuser-Busch InBev Worldwide, Inc. 4.90%, 1/23/2031	1,590	1,863

4.38%, 4/15/2038	1,715	1,848

4.44%, 10/6/2048	230	249

4.50%, 6/1/2050	2,025	2,252

		6,212

Canada — 0.4%

1011778 BC ULC 4.25%, 5/15/2024 (f)	672	672

Alimentation Couche-Tard, Inc. 2.95%, 1/25/2030 (f)	490	479

Bell Canada, Inc. 4.30%, 7/29/2049	365	433

Bombardier, Inc. 6.00%, 10/15/2022 (f)	506	380

7.50%, 3/15/2025 (f)	93	60

Canadian Imperial Bank of Commerce (ICE LIBOR USD 3 Month + 0.79%), 2.61%, 7/22/2023 (g)	1,780	1,811

Emera US Finance LP 3.55%, 6/15/2026 (b)	715	754

4.75%, 6/15/2046	740	798

Enbridge, Inc. 3.13%, 11/15/2029 (b)	2,035	1,946

Federation des Caisses Desjardins du Quebec 2.05%, 2/10/2025 (f)	870	873

MEG Energy Corp. 7.00%, 3/31/2024 (b) (f)	181	129

7.13%, 2/1/2027 (f)	557	384

National Bank of Canada 2.15%, 10/7/2022 (f)	1,630	1,652

NOVA Chemicals Corp. 5.00%, 5/1/2025 (f)	538	454

5.25%, 6/1/2027 (f)	331	265

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

Canada — continued

Quebecor Media, Inc. 5.75%, 1/15/2023		81	85

Stars Group Holdings BV

7.00%, 7/15/2026 (f)		335	344

TransCanada PipeLines Ltd.

4.25%, 5/15/2028		1,100	1,184

Videotron Ltd.

5.38%, 6/15/2024 (f)		116	123

5.13%, 4/15/2027 (f)		315	329

			13,155

Cayman Islands — 0.0% (c)

Global Aircraft Leasing Co. Ltd.

6.50% (cash), 9/15/2024 (f) (h)		245	148

China — 0.1%

China Development Bank

0.38%, 11/16/2021 (a)	EUR	1,270	1,397

2.63%, 1/24/2022 (a)		3,000	3,058

			4,455

Denmark — 0.1%

Danske Bank A/S

5.38%, 1/12/2024 (f)		1,090	1,177

(ICE LIBOR USD 3 Month + 1.59%), 3.24%, 12/20/2025 (f) (g)		920	920

			2,097

Ecuador — 0.0% (c)

Petroamazonas EP

4.63%, 11/6/2020 (f) (i)		263	119

France — 0.6%

Altice France SA

7.38%, 5/1/2026 (f)		784	819

Banque Federative du Credit Mutuel SA

2.38%, 11/21/2024 (f)		895	912

BNP Paribas SA

3.80%, 1/10/2024 (f)		2,195	2,310

BPCE SA

(SOFR + 0.44%), 0.45%, 2/17/2022 (f) (g)		590	577

2.38%, 1/14/2025 (f)		1,790	1,781

Credit Agricole SA

4.13%, 1/10/2027 (f)		915	999

Dexia Credit Local SA

0.75%, 1/25/2023 (a)	EUR	3,500	3,932

1.63%, 12/8/2023 (a)	GBP	2,800	3,646

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	25

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Long Positions — continued
Corporate Bonds — continued

France — continued

1.25%, 11/26/2024 (a)	EUR	2,100	2,444

Total Capital International SA

2.83%, 1/10/2030		1,380	1,428

3.46%, 7/12/2049		415	436

			19,284

Germany — 0.2%

BMW US Capital LLC

3.10%, 4/12/2021 (f)		380	382

Daimler Finance North America LLC

2.70%, 8/3/2020 (f)		762	761

2.55%, 8/15/2022 (f)		905	893

Kreditanstalt fuer Wiederaufbau

0.00%, 12/15/2022	EUR	3,000	3,325

Siemens Financieringsmaatschappij NV

3.25%, 5/27/2025 (f)		775	838

Volkswagen Group of America Finance LLC

2.70%, 9/26/2022 (f)		1,790	1,797

3.20%, 9/26/2026 (f)		700	699

			8,695

Ireland — 0.1%

AerCap Ireland Capital DAC

3.50%, 1/15/2025		1,065	918

AIB Group plc (ICE LIBOR USD 3 Month + 1.87%), 4.26%, 4/10/2025 (f) (g)		1,085	1,105

			2,023

Italy — 0.1%

Enel Finance International NV

4.88%, 6/14/2029 (f)		680	784

Eni SpA

4.25%, 5/9/2029 (f)		520	530

Telecom Italia Capital SA

6.38%, 11/15/2033		405	437

6.00%, 9/30/2034		358	371

7.72%, 6/4/2038		290	336

			2,458

Japan — 0.6%

Development Bank of Japan, Inc.

3.13%, 9/6/2023 (f)		1,850	1,993

Mitsubishi UFJ Financial Group, Inc.

3.76%, 7/26/2023		1,810	1,915

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

Japan — continued

2.19%, 2/25/2025		1,890	1,899

Mizuho Financial Group, Inc.

(ICE LIBOR USD 3 Month + 0.84%), 2.72%, 7/16/2023 (g)		1,790	1,821

(ICE LIBOR USD 3 Month + 0.83%), 2.23%, 5/25/2026 (g)		2,460	2,459

Sumitomo Mitsui Financial Group, Inc.

2.70%, 7/16/2024		3,845	3,954

2.35%, 1/15/2025		1,740	1,767

Takeda Pharmaceutical Co. Ltd.

4.00%, 11/26/2021		2,570	2,674

5.00%, 11/26/2028		935	1,126

			19,608

Luxembourg — 0.1%

Altice Financing SA

7.50%, 5/15/2026 (b) (f)		1,375	1,437

5.00%, 1/15/2028 (f)		200	195

Altice France Holding SA

10.50%, 5/15/2027 (f)		373	402

6.00%, 2/15/2028 (b) (f)		350	319

Intelsat Jackson Holdings SA

5.50%, 8/1/2023		773	420

8.00%, 2/15/2024 (f)		716	735

8.50%, 10/15/2024 (f)		680	394

			3,902

Netherlands — 0.4%

BNG Bank NV

2.50%, 2/16/2021 (b) (f)		3,538	3,593

4.75%, 3/6/2023 (a)	AUD	602	436

Cooperatieve Rabobank UA

3.88%, 9/26/2023 (f)		1,140	1,210

NXP BV

3.88%, 6/18/2026 (f)		705	738

Shell International Finance BV

2.38%, 4/6/2025		3,340	3,443

2.75%, 4/6/2030		1,810	1,876

Trivium Packaging Finance BV

5.50%, 8/15/2026 (f) (j)		364	373

8.50%, 8/15/2027 (f) (j)		227	237

UPC Holding BV

5.50%, 1/15/2028 (f)		200	194

			12,100

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Long Positions — continued
Corporate Bonds — continued

Norway — 0.0% (c)

DNB Bank ASA

2.15%, 12/2/2022 (f)		770	786

Singapore — 0.3%

Temasek Financial I Ltd.

0.50%, 3/1/2022 (a)	EUR	2,000	2,205

3.63%, 8/1/2028 (f)		6,158	7,105

			9,310

South Korea — 0.2%

Korea Development Bank (The)

3.00%, 3/19/2022		1,087	1,123

1.75%, 12/15/2022 (a)	GBP	2,450	3,093

2.13%, 10/1/2024		1,826	1,863

			6,079

Spain — 0.1%

Banco Santander SA

2.71%, 6/27/2024		2,000	2,053

Telefonica Emisiones SA

4.10%, 3/8/2027		1,855	2,001

			4,054

Switzerland — 0.3%

Credit Suisse Group AG

(ICE LIBOR USD 3 Month + 1.24%), 4.21%, 6/12/2024 (f) (g)		1,270	1,333

(SOFR + 1.56%), 2.59%, 9/11/2025 (f) (g)		2,405	2,399

4.28%, 1/9/2028 (f)		2,500	2,694

Glencore Finance Canada Ltd.

5.55%, 10/25/2042 (f) (j)		300	303

Glencore Funding LLC

4.00%, 3/27/2027 (f)		660	668

Novartis Capital Corp.

2.75%, 8/14/2050		500	536

UBS Group AG

3.49%, 5/23/2023 (f)		1,910	1,965

4.13%, 9/24/2025 (f)		735	808

(ICE LIBOR USD 3 Month + 1.47%), 3.13%, 8/13/2030 (f) (g)		940	979

			11,685

United Arab Emirates — 0.0% (c)

EA Partners I BV

6.88%, 9/28/2020 (a) (i)		390	125

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United Kingdom — 0.9%

Ashtead Capital, Inc.

4.00%, 5/1/2028 (f)	600	573

AstraZeneca plc

4.00%, 1/17/2029	905	1,063

BAE Systems plc

3.40%, 4/15/2030 (f)	1,305	1,417

BAT Capital Corp.

3.22%, 9/6/2026	685	705

3.56%, 8/15/2027	650	668

3.46%, 9/6/2029	490	499

4.39%, 8/15/2037	1,240	1,268

4.54%, 8/15/2047	595	618

CK Hutchison International 19 Ltd.

3.25%, 4/11/2024 (f)	1,035	1,078

Diageo Capital plc

1.38%, 9/29/2025 (b)	610	609

2.00%, 4/29/2030	350	349

HSBC Holdings plc

(ICE LIBOR USD 3 Month + 1.21%), 3.80%, 3/11/2025 (g)	1,020	1,085

(ICE LIBOR USD 3 Month + 1.14%), 2.63%, 11/7/2025 (g)	1,350	1,376

(ICE LIBOR USD 3 Month + 1.35%), 4.29%, 9/12/2026 (g)	1,475	1,617

4.95%, 3/31/2030	1,655	1,959

Imperial Brands Finance plc

3.13%, 7/26/2024 (f)	1,020	1,004

3.50%, 7/26/2026 (f)	715	711

Lloyds Banking Group plc

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 3.50%), 3.87%, 7/9/2025 (b) (g)	2,430	2,555

Reckitt Benckiser Treasury Services plc

2.38%, 6/24/2022 (f)	2,040	2,080

Royal Bank of Scotland Group plc

3.88%, 9/12/2023	1,195	1,251

(ICE LIBOR USD 3 Month + 1.55%), 4.52%, 6/25/2024 (g)	2,505	2,663

Standard Chartered plc

(ICE LIBOR USD 3 Month + 1.21%), 2.82%, 1/30/2026 (f) (g)	1,340	1,337

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.85%), 4.64%, 4/1/2031 (f) (g)	895	985

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	27

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued
Corporate Bonds — continued

United Kingdom — continued

Virgin Media Secured Finance plc 5.50%, 5/15/2029 (f)	800	830

Vodafone Group plc

4.13%, 5/30/2025	755	841

5.00%, 5/30/2038	255	304

4.25%, 9/17/2050	1,390	1,521

		30,966

United States — 13.0%

Abbott Laboratories 4.90%, 11/30/2046	640	896

AbbVie, Inc.

3.20%, 11/21/2029 (f)	3,670	3,878

4.50%, 5/14/2035	435	502

4.05%, 11/21/2039 (f)	265	292

4.45%, 5/14/2046	585	683

4.25%, 11/21/2049 (f)	940	1,078

ACCO Brands Corp. 5.25%, 12/15/2024 (f)	219	217

ACE Cash Express, Inc. 12.00%, 12/15/2022 (f)	485	376

Adient US LLC 7.00%, 5/15/2026 (f)	1,095	1,090

ADT Security Corp. (The) 4.88%, 7/15/2032 (f)	305	271

AECOM 5.13%, 3/15/2027	349	355

AEP Transmission Co. LLC Series M, 3.65%, 4/1/2050	505	602

AES Corp. (The) 6.00%, 5/15/2026	550	575

Aetna, Inc.

4.13%, 11/15/2042	460	506

3.88%, 8/15/2047	615	669

Aflac, Inc. 3.60%, 4/1/2030	860	964

Ahern Rentals, Inc. 7.38%, 5/15/2023(f)	918	432

AIG Global Funding (ICE LIBOR USD 3 Month + 0.65%), 1.75%, 1/22/2021 (f) (g)	281	279

Air Lease Corp.

(ICE LIBOR USD 3 Month + 0.67%), 2.13%, 6/3/2021 (g)	81	75

3.25%, 3/1/2025	2,495	2,240

Air Products and Chemicals, Inc.

2.05%, 5/15/2030	150	153

2.80%, 5/15/2050	235	238

Albertsons Cos., Inc.

4.63%, 1/15/2027 (f)	400	402

5.88%, 2/15/2028 (f)	206	215

4.88%, 2/15/2030 (b) (f)	770	781

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Alcoa Nederland Holding BV

6.75%, 9/30/2024 (f)	202	200

7.00%, 9/30/2026 (f)	750	742

Alexandria Real Estate Equities, Inc. REIT, 4.90%, 12/15/2030	400	478

Allied Universal Holdco LLC

6.63%, 7/15/2026 (f)	170	175

9.75%, 7/15/2027 (f)	175	177

Allison Transmission, Inc.

4.75%, 10/1/2027 (f)	473	440

5.88%, 6/1/2029 (f)	500	485

Ally Financial, Inc. 5.75%, 11/20/2025	1,210	1,240

Altria Group, Inc.

4.80%, 2/14/2029	2,010	2,244

3.88%, 9/16/2046	1,245	1,199

AMC Entertainment Holdings, Inc.

5.75%, 6/15/2025	374	84

6.13%, 5/15/2027 (b)	317	75

AMC Networks, Inc.

5.00%, 4/1/2024 (b)	60	58

4.75%, 8/1/2025	348	318

Ameren Corp. 3.50%, 1/15/2031	810	896

American Axle & Manufacturing, Inc.

6.25%, 4/1/2025 (b)	1,200	914

6.25%, 3/15/2026	158	118

6.50%, 4/1/2027	347	261

American International Group, Inc. 3.88%, 1/15/2035	750	799

American Tower Corp.

REIT, 2.75%, 1/15/2027	2,525	2,613

REIT, 3.95%, 3/15/2029	1,430	1,599

American Water Capital Corp. 3.45%, 5/1/2050	550	612

AmeriGas Partners LP 5.50%, 5/20/2025	615	625

Amgen, Inc.

2.45%, 2/21/2030	860	885

3.38%, 2/21/2050 (b)	720	771

Antero Midstream Partners LP 5.38%, 9/15/2024	645	503

Antero Resources Corp.

5.38%, 11/1/2021 (b)	244	218

5.13%, 12/1/2022	196	137

5.63%, 6/1/2023	149	87

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued
Corporate Bonds — continued

United States — continued

Anthem, Inc.

2.88%, 9/15/2029	1,385	1,432

4.63%, 5/15/2042	215	261

Apple, Inc. 2.95%, 9/11/2049	1,980	2,115

Aramark Services, Inc. 5.00%, 2/1/2028 (b) (f)	680	649

Archrock Partners LP 6.88%, 4/1/2027 (f)	90	67

Ardagh Packaging Finance plc

6.00%, 2/15/2025 (f)	1,075	1,076

5.25%, 8/15/2027 (f)	359	349

AT&T, Inc.

4.45%, 4/1/2024	3,170	3,450

3.80%, 2/15/2027	1,875	2,023

4.55%, 3/9/2049	2,015	2,305

Avantor, Inc. 6.00%, 10/1/2024 (f)	750	790

Avis Budget Car Rental LLC

5.25%, 3/15/2025 (f)	395	233

5.75%, 7/15/2027 (f)	132	77

Ball Corp. 4.88%, 3/15/2026	275	296

Bank of America Corp.

(ICE LIBOR USD 3 Month + 0.94%), 3.86%, 7/23/2024 (g)	1,205	1,286

(ICE LIBOR USD 3 Month + 0.64%), 2.01%, 2/13/2026 (g)	870	873

(ICE LIBOR USD 3 Month + 1.58%), 3.82%, 1/20/2028 (g)	4,245	4,637

(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (g)	2,935	3,203

(ICE LIBOR USD 3 Month + 1.19%), 2.88%, 10/22/2030 (g)	2,755	2,869

(SOFR + 2.15%), 2.59%, 4/29/2031 (g)	925	947

Bank of New York Mellon Corp. (The) 1.60%, 4/24/2025	3,285	3,333

Bausch Health Americas, Inc. 9.25%, 4/1/2026 (f)	228	251

Bausch Health Cos., Inc.

5.50%, 3/1/2023 (f)	8	8

5.88%, 5/15/2023 (b) (f)	82	81

6.13%, 4/15/2025 (f)	1,333	1,347

9.00%, 12/15/2025 (f)	720	785

7.00%, 1/15/2028 (f)	172	179

5.00%, 1/30/2028 (f)	1,182	1,132

7.25%, 5/30/2029 (f)	170	181

5.25%, 1/30/2030 (f)	332	329

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Becton Dickinson and Co.

3.36%, 6/6/2024	1,515	1,609

3.70%, 6/6/2027	635	689

4.67%, 6/6/2047	195	243

Berkshire Hathaway Energy Co.

4.05%, 4/15/2025 (f)	2,355	2,648

3.70%, 7/15/2030 (f)	1,225	1,391

Berkshire Hathaway Finance Corp.

1.85%, 3/12/2030	865	885

4.20%, 8/15/2048	255	321

Berry Global, Inc. 4.88%, 7/15/2026 (f)	863	881

Biogen, Inc.

2.25%, 5/1/2030	130	129

3.15%, 5/1/2050	490	474

Blue Racer Midstream LLC 6.13%, 11/15/2022 (f)	375	319

Boeing Co. (The)

4.51%, 5/1/2023	745	745

4.88%, 5/1/2025	565	565

5.04%, 5/1/2027	680	680

3.25%, 2/1/2035	385	318

5.71%, 5/1/2040	345	345

Boston Scientific Corp. 4.55%, 3/1/2039	345	413

Boyd Gaming Corp.

6.38%, 4/1/2026	355	320

6.00%, 8/15/2026	212	192

Boyne USA, Inc. 7.25%, 5/1/2025 (f)	282	282

BP Capital Markets America, Inc.

3.54%, 4/6/2027	2,530	2,653

3.00%, 2/24/2050	655	622

Brink’s Co. (The) 4.63%, 10/15/2027 (f)	370	346

Bristol-Myers Squibb Co.

3.45%, 11/15/2027 (f)	3,135	3,550

4.13%, 6/15/2039 (f)	225	278

Brookfield Property REIT, Inc. REIT, 5.75%, 5/15/2026 (f)	247	198

Burlington Northern Santa Fe LLC 3.05%, 2/15/2051	1,830	1,904

BWX Technologies, Inc. 5.38%, 7/15/2026 (f)	225	230

Caesars Resort Collection LLC 5.25%, 10/15/2025 (f)	185	145

Calpine Corp. 5.25%, 6/1/2026 (f)	430	437

Cameron LNG LLC 3.30%, 1/15/2035 (f)	350	347

Capital One NA 2.15%, 9/6/2022	865	862

Carrier Global Corp. 2.49%, 2/15/2027 (f)	665	634

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	29

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued
Corporate Bonds — continued

United States — continued

CCO Holdings LLC

5.75%, 2/15/2026 (f)	1,001	1,044

5.50%, 5/1/2026 (f)	1,605	1,669

5.13%, 5/1/2027 (f)	1,850	1,921

5.00%, 2/1/2028 (f)	1,737	1,789

4.75%, 3/1/2030 (f)	1,007	1,027

CDK Global, Inc.

4.88%, 6/1/2027	300	299

5.25%, 5/15/2029 (f)	313	319

CDW LLC 4.25%, 4/1/2028 (b)	572	575

Cedar Fair LP 5.38%, 4/15/2027	331	295

Centene Corp.

4.25%, 12/15/2027 (f)	575	602

4.63%, 12/15/2029 (f)	1,033	1,131

3.38%, 2/15/2030 (f)	365	368

CenturyLink, Inc.

Series Y, 7.50%, 4/1/2024	220	239

5.63%, 4/1/2025	500	500

5.13%, 12/15/2026 (f)	1,175	1,113

Charter Communications Operating LLC

4.91%, 7/23/2025	835	941

4.80%, 3/1/2050	1,910	2,157

Chemours Co. (The) 7.00%, 5/15/2025 (b)	995	935

Cheniere Energy Partners LP

5.25%, 10/1/2025	268	256

5.63%, 10/1/2026	268	256

Cigna Corp.

3.05%, 10/15/2027 (f)	835	874

3.40%, 3/15/2050	580	597

Cinemark USA, Inc. 4.88%, 6/1/2023	335	281

CIT Group, Inc. 6.13%, 3/9/2028 (b)	300	307

Citigroup, Inc.

Series R, (ICE LIBOR USD 3 Month + 4.48%), 6.13%, 11/15/2020 (g) (k) (l)	359	349

(SOFR + 2.75%), 3.11%, 4/8/2026 (g)	4,145	4,340

Series T, (ICE LIBOR USD 3 Month + 4.52%), 6.25%, 8/15/2026 (g) (k) (l)	210	225

(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (g)	2,810	2,981

(SOFR + 1.42%), 2.98%, 11/5/2030 (b) (g)	3,280	3,346

Clear Channel Worldwide Holdings, Inc.

9.25%, 2/15/2024 (f)	370	308

5.13%, 8/15/2027 (f)	1,329	1,249

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

CNG Holdings, Inc. 12.50%, 6/15/2024 (f)	221	189

Coca-Cola Co. (The) 2.50%, 6/1/2040	545	542

Colfax Corp. 6.38%, 2/15/2026 (f)	120	124

Columbia Pipeline Group, Inc. 3.30%, 6/1/2020	320	320

Comcast Corp.

4.15%, 10/15/2028	505	589

3.40%, 4/1/2030	2,100	2,347

3.20%, 7/15/2036	1,700	1,837

3.75%, 4/1/2040	1,000	1,145

3.45%, 2/1/2050	1,080	1,205

Commercial Metals Co. 4.88%, 5/15/2023	84	84

Commonwealth Edison Co.

2.20%, 3/1/2030	870	900

3.00%, 3/1/2050	365	390

CommScope, Inc.

6.00%, 3/1/2026 (f)	1,225	1,225

8.25%, 3/1/2027 (f)	725	696

Community Health Systems, Inc.

6.25%, 3/31/2023 (b)	447	416

8.00%, 3/15/2026 (f)	154	147

Constellation Brands, Inc.

3.15%, 8/1/2029	485	499

3.75%, 5/1/2050	225	225

Constellation Merger Sub, Inc. 8.50%, 9/15/2025 (b) (f)	188	116

Constellium SE 5.75%, 5/15/2024 (f)	505	487

Costco Wholesale Corp. 1.75%, 4/20/2032	780	775

Cox Communications, Inc. 4.80%, 2/1/2035 (f)	925	1,067

Crestwood Midstream Partners LP

6.25%, 4/1/2023 (j)	19	14

5.75%, 4/1/2025 (b)	676	487

Crown Castle International Corp.

REIT, 3.30%, 7/1/2030	1,725	1,846

REIT, 4.15%, 7/1/2050	390	455

CSC Holdings LLC

5.50%, 4/15/2027 (f)	750	780

6.50%, 2/1/2029 (f)	760	830

5.75%, 1/15/2030 (f)	800	832

CSX Corp.

3.25%, 6/1/2027	600	648

2.40%, 2/15/2030	1,105	1,134

3.80%, 4/15/2050	540	619

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued
Corporate Bonds — continued

United States — continued

CVS Health Corp.

3.75%, 4/1/2030	1,720	1,909

4.13%, 4/1/2040	265	297

4.25%, 4/1/2050	650	751

Darling Ingredients, Inc. 5.25%, 4/15/2027 (f)	350	353

DaVita, Inc. 5.00%, 5/1/2025	1,431	1,452

DCP Midstream Operating LP 5.38%, 7/15/2025	373	302

Deere & Co.

2.75%, 4/15/2025	855	910

3.10%, 4/15/2030	1,045	1,154

Dell International LLC

5.88%, 6/15/2021 (f)	128	128

7.13%, 6/15/2024 (f)	180	187

6.02%, 6/15/2026 (f)	750	811

4.90%, 10/1/2026 (f)	1,050	1,087

Denbury Resources, Inc. 9.00%, 5/15/2021 (f)	195	35

Diamond Sports Group LLC

5.38%, 8/15/2026 (f)	441	335

6.63%, 8/15/2027 (b) (f)	215	118

Diamondback Energy, Inc. 5.38%, 5/31/2025	525	501

DISH DBS Corp.

5.13%, 5/1/2020	335	335

5.88%, 7/15/2022	479	483

5.00%, 3/15/2023	198	189

5.88%, 11/15/2024	2,070	1,991

7.75%, 7/1/2026 (b)	1,264	1,245

Dominion Energy, Inc. Series D, 2.85%, 8/15/2026	198	205

Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/2023 (f)	372	223

Duke Energy Florida LLC 2.50%, 12/1/2029	2,190	2,342

Duke Energy Indiana LLC 2.75%, 4/1/2050	1,135	1,153

Edison International 4.95%, 4/15/2025	2,535	2,751

Eli Lilly and Co. 2.25%, 5/15/2050	605	576

Embarq Corp. 8.00%, 6/1/2036 (b)	682	702

EMC Corp. 3.38%, 6/1/2023	403	401

Encompass Health Corp.

5.75%, 11/1/2024	445	447

4.50%, 2/1/2028	500	501

Endo Dac

6.00%, 7/15/2023 (f)	265	199

6.00%, 2/1/2025 (f) (j)	200	143

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Energizer Holdings, Inc.

5.50%, 6/15/2025 (b) (f)	685	693

7.75%, 1/15/2027 (b) (f)	550	584

Energy Transfer Operating LP

3.75%, 5/15/2030	530	480

5.15%, 2/1/2043	360	297

5.15%, 3/15/2045	670	594

EnLink Midstream Partners LP

Series C, (ICE LIBOR USD 3 Month + 4.11%), 6.00%, 12/15/2022 (g) (k) (l)	760	205

4.40%, 4/1/2024	340	214

Entercom Media Corp. 7.25%, 11/1/2024 (b) (f)	230	143

Entergy Louisiana LLC 2.90%, 3/15/2051	705	744

Entergy Texas, Inc. 3.55%, 9/30/2049	920	1,037

Enterprise Products Operating LLC

5.20%, 9/1/2020	169	171

2.80%, 1/31/2030 (b)	1,445	1,419

3.70%, 1/31/2051	710	661

Envision Healthcare Corp. 8.75%, 10/15/2026 (f)	321	107

EP Energy LLC

8.00%, 11/29/2024 (f) (i)	396	1

8.00%, 2/15/2025 (f) (i)	406	1

7.75%, 5/15/2026 (f) (i)	418	46

EQT Corp. 3.00%, 10/1/2022	525	495

ESH Hospitality, Inc.

REIT, 5.25%, 5/1/2025 (f)	300	282

REIT, 4.63%, 10/1/2027 (f)	450	407

Evergy, Inc. 2.90%, 9/15/2029	1,420	1,454

Exela Intermediate LLC 10.00%, 7/15/2023 (f)	1,600	296

Exelon Corp. 4.70%, 4/15/2050	530	679

Exxon Mobil Corp.

2.99%, 3/19/2025	1,250	1,337

2.61%, 10/15/2030	1,950	2,031

3.00%, 8/16/2039	270	272

3.10%, 8/16/2049	425	433

Fidelity National Information Services, Inc. 3.00%, 8/15/2026	1,345	1,432

FirstEnergy Corp. 2.65%, 3/1/2030	3,160	3,203

Fiserv, Inc. 3.50%, 7/1/2029	930	1,016

Ford Motor Co.

8.50%, 4/21/2023	143	142

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	31

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued
Corporate Bonds — continued

United States — continued

9.00%, 4/22/2025	143	139

9.63%, 4/22/2030	62	61

Ford Motor Credit Co. LLC

4.39%, 1/8/2026	820	705

4.27%, 1/9/2027	345	293

Fox Corp. 5.58%, 1/25/2049	175	238

Freeport-McMoRan, Inc.

3.88%, 3/15/2023	965	963

4.55%, 11/14/2024	200	200

4.13%, 3/1/2028	271	251

Frontier Communications Corp. 8.50%, 4/1/2026 (b) (f)	1,020	943

Gap, Inc. (The)

8.38%, 5/15/2023 (f)	375	375

8.63%, 5/15/2025 (f)	27	27

8.88%, 5/15/2027 (f)	27	27

General Electric Co.

3.45%, 5/1/2027	630	641

3.63%, 5/1/2030	1,875	1,881

4.13%, 10/9/2042	270	264

Genesis Energy LP

6.25%, 5/15/2026	357	298

7.75%, 2/1/2028	369	314

Gilead Sciences, Inc.

4.00%, 9/1/2036	945	1,129

4.80%, 4/1/2044	185	244

Global Payments, Inc. 3.20%, 8/15/2029	480	493

GLP Capital LP REIT, 5.75%, 6/1/2028	480	473

Goldman Sachs Group, Inc. (The)

Series P, (ICE LIBOR USD 3 Month + 2.87%), 5.00%, 11/10/2022 (g) (k) (l)	530	479

3.50%, 4/1/2025	5,030	5,350

3.85%, 1/26/2027	1,420	1,532

(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (g)	1,770	1,887

3.80%, 3/15/2030	1,345	1,470

(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (g)	555	608

Goodyear Tire & Rubber Co. (The) 4.88%, 3/15/2027 (b)	362	310

Gray Television, Inc. 7.00%, 5/15/2027 (f)	540	544

Greif, Inc. 6.50%, 3/1/2027 (f)	349	349

Gulfport Energy Corp. 6.00%, 10/15/2024	515	256

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

H&E Equipment Services, Inc. 5.63%, 9/1/2025	345	329

Hanesbrands, Inc. 4.88%, 5/15/2026 (b) (f)	292	294

HCA, Inc.

5.38%, 2/1/2025	1,013	1,089

5.88%, 2/15/2026	2,530	2,815

4.50%, 2/15/2027	2,715	2,935

5.63%, 9/1/2028	1,923	2,131

3.50%, 9/1/2030	930	887

Healthpeak Properties, Inc. REIT, 3.00%, 1/15/2030	490	472

Herc Holdings, Inc. 5.50%, 7/15/2027 (f)	460	431

Hertz Corp. (The)

7.13%, 8/1/2026 (f)	410	83

6.00%, 1/15/2028 (f)	500	90

Hilton Domestic Operating Co., Inc.

5.13%, 5/1/2026	505	499

4.88%, 1/15/2030	272	260

Hilton Worldwide Finance LLC

4.63%, 4/1/2025 (b)	209	206

4.88%, 4/1/2027	302	293

Hologic, Inc. 4.38%, 10/15/2025 (f)	357	359

Home Depot, Inc. (The)

2.50%, 4/15/2027	595	628

3.30%, 4/15/2040	1,195	1,301

3.13%, 12/15/2049	185	195

Howmet Aerospace, Inc.

5.13%, 10/1/2024	338	326

5.90%, 2/1/2027	268	256

Hughes Satellite Systems Corp.

7.63%, 6/15/2021	85	88

5.25%, 8/1/2026	250	264

6.63%, 8/1/2026	300	321

Icahn Enterprises LP

6.38%, 12/15/2025	316	314

6.25%, 5/15/2026	241	237

iHeartCommunications, Inc.

8.38%, 5/1/2027	233	195

5.25%, 8/15/2027 (f)	715	638

ILFC E-Capital Trust I (USD Constant Maturity 30 Year + 1.55%), 3.33%, 12/21/2065 (f) (g)	1,015	487

ILFC E-Capital Trust II (US Treasury Yield Curve Rate T Note Constant Maturity 30 Year + 1.80%), 3.57%, 12/21/2065 (f) (g)	880	438

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued
Corporate Bonds — continued

United States — continued

Infor US, Inc. 6.50%, 5/15/2022	204	204

Intel Corp.

3.90%, 3/25/2030	1,635	1,936

3.73%, 12/8/2047	640	767

International Business Machines Corp.

1.70%, 5/15/2027	720	719

4.15%, 5/15/2039	1,195	1,417

2.85%, 5/15/2040	260	258

International Game Technology plc 6.50%, 2/15/2025 (f)	900	882

IQVIA, Inc.

5.00%, 10/15/2026 (f)	200	206

5.00%, 5/15/2027 (f)	282	290

Iron Mountain, Inc.

REIT, 4.88%, 9/15/2027 (f)	370	361

REIT, 5.25%, 3/15/2028 (f)	218	213

REIT, 4.88%, 9/15/2029 (f)	500	479

ITC Holdings Corp. 3.35%, 11/15/2027	1,150	1,224

Johnson & Johnson 3.40%, 1/15/2038	495	575

Keurig Dr Pepper, Inc.

4.60%, 5/25/2028	1,610	1,862

4.42%, 12/15/2046	210	243

KFC Holding Co. 5.25%, 6/1/2026 (f)	470	481

Kraft Heinz Foods Co. 3.95%, 7/15/2025	925	968

Kroger Co. (The) 3.88%, 10/15/2046	550	587

L3Harris Technologies, Inc.

3.83%, 4/27/2025	600	644

4.40%, 6/15/2028 (f)	775	874

LABL Escrow Issuer LLC 6.75%, 7/15/2026 (f)	680	703

Ladder Capital Finance Holdings LLLP REIT, 5.25%, 10/1/2025 (f)	124	90

Lamar Media Corp. 4.00%, 2/15/2030 (f)	120	110

Lamb Weston Holdings, Inc. 4.88%, 11/1/2026 (b) (f)	234	235

Lennar Corp. 4.75%, 11/29/2027	775	795

Level 3 Financing, Inc.

5.25%, 3/15/2026	952	976

4.63%, 9/15/2027 (f)	400	396

Liberty Interactive LLC 8.25%, 2/1/2030	550	490

Live Nation Entertainment, Inc.

5.63%, 3/15/2026 (f)	183	161

4.75%, 10/15/2027 (f)	175	150

Lockheed Martin Corp.

3.80%, 3/1/2045	460	553

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Lowe’s Cos., Inc.

4.50%, 4/15/2030	420	495

3.70%, 4/15/2046	955	1,036

Marriott International, Inc. Series EE, 5.75%, 5/1/2025	375	392

Marriott Ownership Resorts, Inc.

6.50%, 9/15/2026	402	381

4.75%, 1/15/2028 (f)	20	17

Martin Midstream Partners LP 7.25%, 2/15/2021	363	145

Mastercard, Inc. 3.35%, 3/26/2030	830	944

Mattel, Inc.

3.15%, 3/15/2023	173	159

6.75%, 12/31/2025 (f)	949	963

5.88%, 12/15/2027 (f)	500	489

Mauser Packaging Solutions Holding Co.

5.50%, 4/15/2024 (f)	766	707

7.25%, 4/15/2025 (f)	445	348

McDonald’s Corp. 4.20%, 4/1/2050	910	1,075

Merck & Co., Inc. 3.40%, 3/7/2029	450	518

Meredith Corp. 6.88%, 2/1/2026	125	106

MetLife, Inc. 4.13%, 8/13/2042	205	238

MGM Growth Properties Operating Partnership LP REIT, 5.75%, 2/1/2027	1,176	1,191

MGM Resorts International

5.75%, 6/15/2025 (b)	689	662

4.63%, 9/1/2026	264	236

5.50%, 4/15/2027 (b)	1,500	1,378

Microsoft Corp.

3.50%, 2/12/2035	970	1,152

3.45%, 8/8/2036	1,060	1,229

3.70%, 8/8/2046	1,060	1,296

Morgan Stanley

(SOFR + 1.15%), 2.72%, 7/22/2025 (g)	3,415	3,516

3.88%, 1/27/2026	1,390	1,528

(ICE LIBOR USD 3 Month + 1.34%), 3.59%, 7/22/2028 (g)	1,135	1,228

(SOFR + 1.14%), 2.70%, 1/22/2031 (g)	2,270	2,323

(SOFR + 3.12%), 3.62%, 4/1/2031 (g)	1,310	1,440

Mosaic Co. (The) 4.05%, 11/15/2027	620	617

MPH Acquisition Holdings LLC 7.13%, 6/1/2024 (f)	268	239

MPLX LP

4.00%, 3/15/2028 (b)	945	896

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	33

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued
Corporate Bonds — continued

United States — continued

4.50%, 4/15/2038	950	846

4.70%, 4/15/2048	285	255

MSCI, Inc. 5.38%, 5/15/2027 (f)	229	247

Nabors Industries Ltd. 7.25%, 1/15/2026 (f)	235	89

Narragansett Electric Co. (The) 3.40%, 4/9/2030 (f)	435	483

National Rural Utilities Cooperative Finance Corp. 4.30%, 3/15/2049	850	1,086

Nationstar Mortgage Holdings, Inc. 8.13%, 7/15/2023 (f)	363	348

Navient Corp.

6.13%, 3/25/2024	455	418

5.00%, 3/15/2027	255	215

NCR Corp.

5.75%, 9/1/2027 (f)	680	682

6.13%, 9/1/2029 (f)	365	362

Neiman Marcus Group Ltd. LLC

14.00% (Blend (cash 8.00% + PIK 6.00%), 4/25/2024 (f)	168	38

8.00%, 10/25/2024 (f)	232	19

Netflix, Inc.

5.88%, 11/15/2028	865	978

5.38%, 11/15/2029 (f)	222	244

4.88%, 6/15/2030 (f)	650	696

New Albertsons LP

7.75%, 6/15/2026	15	15

7.45%, 8/1/2029	40	40

8.00%, 5/1/2031	420	424

Newell Brands, Inc.

4.70%, 4/1/2026 (j)	730	739

5.63%, 4/1/2036 (j)	110	115

Newmont Corp. 3.63%, 6/9/2021	225	228

Nexstar Broadcasting, Inc.

5.63%, 8/1/2024 (f)	238	232

5.63%, 7/15/2027 (f)	684	653

NextEra Energy Capital Holdings, Inc.

2.75%, 5/1/2025	4,045	4,305

2.75%, 11/1/2029	1,345	1,445

Nielsen Co. Luxembourg SARL (The) 5.00%, 2/1/2025 (b) (f)	175	169

Nielsen Finance LLC 5.00%, 4/15/2022 (f)	802	790

NIKE, Inc.

3.25%, 3/27/2040	240	260

3.38%, 3/27/2050	180	201

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

NiSource, Inc. 3.60%, 5/1/2030	1,310	1,458

Noble Holding International Ltd. 6.20%, 8/1/2040	321	2

Norfolk Southern Corp.

3.40%, 11/1/2049	945	1,008

3.05%, 5/15/2050 (m)	190	190

Northrop Grumman Corp. 3.25%, 1/15/2028	2,715	2,951

Novelis Corp. 5.88%, 9/30/2026 (f)	179	174

4.75%, 1/30/2030 (f)	320	285

NRG Energy, Inc. 6.63%, 1/15/2027	987	1,054

NSTAR Electric Co. 3.95%, 4/1/2030	1,625	1,936

NuStar Logistics LP 6.00%, 6/1/2026	186	170

Oasis Petroleum, Inc.

6.88%, 3/15/2022	908	135

6.25%, 5/1/2026 (b) (f)	483	63

Ohio Power Co. Series P, 2.60%, 4/1/2030	425	451

Oncor Electric Delivery Co. LLC 3.70%, 5/15/2050 (f)	160	199

ONE Gas, Inc. 2.00%, 5/15/2030	200	199

ONEOK, Inc. 3.40%, 9/1/2029	1,220	1,017

Oracle Corp.

2.80%, 4/1/2027	1,195	1,281

3.60%, 4/1/2040	1,720	1,934

3.60%, 4/1/2050	1,120	1,272

Otis Worldwide Corp. 2.57%, 2/15/2030 (f)	1,380	1,389

Outfront Media Capital LLC 5.00%, 8/15/2027 (f)	217	207

PacifiCorp

2.70%, 9/15/2030	1,235	1,339

4.13%, 1/15/2049	520	654

3.30%, 3/15/2051	875	977

Panther BF Aggregator 2 LP 6.25%, 5/15/2026 (f)	700	702

Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (f)	745	755

Parsley Energy LLC

5.25%, 8/15/2025 (f)	160	141

5.63%, 10/15/2027 (f)	173	148

PBF Holding Co. LLC 6.00%, 2/15/2028 (f)	315	224

Penske Automotive Group, Inc. 5.50%, 5/15/2026	192	177

Penske Truck Leasing Co. LP 3.20%, 7/15/2020(f)	449	449

PepsiCo, Inc.

1.63%, 5/1/2030	345	343

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued
Corporate Bonds — continued

United States — continued

3.50%, 3/19/2040	235	274

3.38%, 7/29/2049	690	790

Performance Food Group, Inc. 5.50%, 10/15/2027 (f)	288	274

PetSmart, Inc.

7.13%, 3/15/2023 (b) (f)	419	397

5.88%, 6/1/2025 (f)	605	610

Pfizer, Inc.

2.63%, 4/1/2030	1,705	1,838

4.00%, 3/15/2049	315	406

Philip Morris International, Inc.

1.50%, 5/1/2025	170	170

2.10%, 5/1/2030	1,205	1,191

3.88%, 8/21/2042	780	843

Pilgrim’s Pride Corp. 5.75%, 3/15/2025 (f)	175	177

Plantronics, Inc. 5.50%, 5/31/2023 (f)	271	215

Polaris Intermediate Corp. 8.50% (cash), 12/1/2022 (b) (f) (h)	222	186

Post Holdings, Inc.

5.00%, 8/15/2026 (f)	618	616

5.50%, 12/15/2029 (f)	400	402

Prestige Brands, Inc. 5.13%, 1/15/2028 (f)	380	384

Prime Security Services Borrower LLC 5.75%, 4/15/2026 (b) (f)	458	451

Prologis LP

REIT, 3.25%, 10/1/2026	775	836

REIT, 2.25%, 4/15/2030	445	445

QEP Resources, Inc. 5.63%, 3/1/2026	459	148

Qorvo, Inc. 5.50%, 7/15/2026 (b)	237	249

Quicken Loans, Inc. 5.75%, 5/1/2025 (f)	390	382

Raytheon Technologies Corp.

4.13%, 11/16/2028	3,295	3,820

4.45%, 11/16/2038	195	242

Refinitiv US Holdings, Inc.

6.25%, 5/15/2026 (f)	166	177

8.25%, 11/15/2026 (f)	139	151

Reliance Standard Life Global Funding II 2.15%, 1/21/2023 (f)	83	83

Republic Services, Inc. 2.30%, 3/1/2030	895	904

Revlon Consumer Products Corp. 6.25%, 8/1/2024	388	72

Rite Aid Corp.

6.13%, 4/1/2023 (f)	642	581

7.50%, 7/1/2025 (f)	158	154

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Roper Technologies, Inc. 2.95%, 9/15/2029	465	486

Ryder System, Inc. 2.88%, 9/1/2020	158	158

Ryman Hospitality Properties, Inc. REIT, 4.75%, 10/15/2027 (b) (f)	255	222

Sabre GLBL, Inc. 5.38%, 4/15/2023 (f)	850	790

San Diego Gas & Electric Co. 3.32%, 4/15/2050	735	797

Schlumberger Holdings Corp. 3.90%, 5/17/2028 (f)	630	605

Sealed Air Corp. 5.25%, 4/1/2023 (f)	100	103

Sensata Technologies BV 5.00%, 10/1/2025 (f)	1,578	1,569

Service Corp. International 8.00%, 11/15/2021	95	100

4.63%, 12/15/2027	520	532

5.13%, 6/1/2029	260	270

Shire Acquisitions Investments Ireland DAC 3.20%, 9/23/2026	1,305	1,414

Simon Property Group LP

REIT, 3.38%, 10/1/2024	970	965

REIT, 3.25%, 9/13/2049	370	303

Sinclair Television Group, Inc.

5.63%, 8/1/2024 (b) (f)	244	223

5.88%, 3/15/2026 (b) (f)	104	90

Sirius XM Radio, Inc.

4.63%, 7/15/2024 (f)	103	105

5.00%, 8/1/2027 (f)	1,425	1,458

5.50%, 7/1/2029 (f)	500	527

Six Flags Entertainment Corp.

4.88%, 7/31/2024 (f)	463	408

5.50%, 4/15/2027 (b) (f)	168	145

SM Energy Co.

6.75%, 9/15/2026 (b)	250	68

6.63%, 1/15/2027 (b)	254	67

Solera LLC 10.50%, 3/1/2024 (f)	156	155

Southern California Edison Co.

2.25%, 6/1/2030	1,325	1,290

3.65%, 2/1/2050	570	615

Spectrum Brands, Inc.

5.75%, 7/15/2025	746	744

5.00%, 10/1/2029 (f)	89	85

Spirit AeroSystems, Inc. 7.50%, 4/15/2025 (b) (f)	310	305

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	35

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued
Corporate Bonds — continued

United States — continued

Springleaf Finance Corp.

7.13%, 3/15/2026	517	479

5.38%, 11/15/2029	570	473

Sprint Capital Corp. 8.75%, 3/15/2032	1,352	1,900

Sprint Corp.

7.13%, 6/15/2024	2,059	2,311

7.63%, 2/15/2025	2,399	2,771

7.63%, 3/1/2026	315	373

SS&C Technologies, Inc. 5.50%, 9/30/2027 (f)	491	503

Standard Industries, Inc.

6.00%, 10/15/2025 (f)	170	175

5.00%, 2/15/2027 (f)	302	303

4.75%, 1/15/2028 (f)	390	381

Staples, Inc.

7.50%, 4/15/2026 (f)	835	660

10.75%, 4/15/2027 (b) (f)	600	342

Starbucks Corp. 3.75%, 12/1/2047	205	217

State Street Corp.

(SOFR + 2.60%), 2.90%, 3/30/2026 (f) (g)	810	861

(ICE LIBOR USD 3 Month + 1.03%), 4.14%, 12/3/2029 (g)	910	1,054

Station Casinos LLC

5.00%, 10/1/2025 (f)	131	109

4.50%, 2/15/2028 (f)	190	152

Summit Materials LLC

5.13%, 6/1/2025 (f)	225	218

6.50%, 3/15/2027 (f)	40	39

Sunoco Logistics Partners Operations LP

5.30%, 4/1/2044	185	161

5.35%, 5/15/2045	325	294

Targa Resources Partners LP

5.25%, 5/1/2023	430	406

5.13%, 2/1/2025	190	171

5.88%, 4/15/2026	563	500

Team Health Holdings, Inc. 6.38%, 2/1/2025 (b) (f)	695	382

TEGNA, Inc. 5.50%, 9/15/2024 (b) (f)	194	195

Tempur Sealy International, Inc. 5.50%, 6/15/2026	1,082	1,031

Tenet Healthcare Corp.

5.13%, 5/1/2025	750	701

4.88%, 1/1/2026 (b) (f)	1,613	1,597

6.25%, 2/1/2027 (f)	750	739

5.13%, 11/1/2027 (f)	964	952

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Texas Competitive Electric Holdings Co. LLC 11.50%, 10/1/2020 ‡ (i)	1,000	1

Texas Instruments, Inc. 1.75%, 5/4/2030	705	703

Thermo Fisher Scientific, Inc. 4.50%, 3/25/2030	1,615	1,959

Time Warner Cable LLC 4.50%, 9/15/2042	750	793

TJX Cos., Inc. (The)

3.50%, 4/15/2025	815	879

3.88%, 4/15/2030	445	497

T-Mobile USA, Inc.

6.00%, 4/15/2024	119	121

6.38%, 3/1/2025	721	740

3.50%, 4/15/2025 (f)	835	877

5.13%, 4/15/2025	760	769

3.75%, 4/15/2027 (f)	3,070	3,291

4.75%, 2/1/2028	1,687	1,771

3.88%, 4/15/2030 (f)	445	487

4.38%, 4/15/2040 (f)	525	593

4.50%, 4/15/2050 (f)	405	472

TransDigm, Inc. 6.25%, 3/15/2026 (f)	459	449

Transocean Pontus Ltd. 6.13%, 8/1/2025 (f)	556	450

Transocean Poseidon Ltd. 6.88%, 2/1/2027 (f)	502	394

Travelers Cos., Inc. (The) 2.55%, 4/27/2050	190	189

Tronox, Inc. 6.50%, 4/15/2026 (b) (f)	563	510

Tucson Electric Power Co. 4.00%, 6/15/2050	705	825

Tyson Foods, Inc.

3.55%, 6/2/2027	1,185	1,281

4.55%, 6/2/2047	190	230

Ultra Resources, Inc. 11.00% (Blend (cash 9.00% + PIK 2.00%), 7/12/2024 (h) (n)	1,158	63

Union Electric Co. 2.95%, 3/15/2030	1,710	1,876

Union Pacific Corp.

3.55%, 8/15/2039	1,495	1,613

3.35%, 8/15/2046	850	892

United Rentals North America, Inc.

4.63%, 10/15/2025	175	171

5.50%, 5/15/2027	580	586

4.88%, 1/15/2028	1,445	1,438

UnitedHealth Group, Inc.

2.88%, 8/15/2029	1,325	1,430

3.50%, 8/15/2039	955	1,067

Verizon Communications, Inc.

3.15%, 3/22/2030	1,705	1,887

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued
Corporate Bonds — continued

United States — continued

4.27%, 1/15/2036	2,205	2,630

4.00%, 3/22/2050	840	1,050

ViacomCBS, Inc. 4.75%, 5/15/2025	835	893

VICI Properties LP

REIT, 3.50%, 2/15/2025 (f)	145	136

REIT, 4.25%, 12/1/2026 (f)	251	234

REIT, 3.75%, 2/15/2027 (f)	160	149

REIT, 4.63%, 12/1/2029 (f)	451	417

REIT, 4.13%, 8/15/2030 (f)	535	487

Vistra Operations Co. LLC 5.00%, 7/31/2027 (f)	285	291

W&T Offshore, Inc. 9.75%, 11/1/2023 (f)	925	305

Walmart, Inc. 3.95%, 6/28/2038	695	861

Walt Disney Co. (The)

2.00%, 9/1/2029	495	493

2.75%, 9/1/2049	785	754

Waste Management, Inc. 4.00%, 7/15/2039	495	592

Wells Fargo & Co.

(ICE LIBOR USD 3 Month + 0.83%), 2.41%, 10/30/2025 (g)	910	924

3.00%, 4/22/2026	2,045	2,142

(ICE LIBOR USD 3 Month + 1.17%), 3.20%, 6/17/2027 (g)	2,990	3,159

4.15%, 1/24/2029	1,930	2,181

(ICE LIBOR USD 3 Month + 1.00%), 2.57%, 2/11/2031 (g)	970	968

(ICE LIBOR USD 3 Month + 3.77%), 4.48%, 4/4/2031 (g)	2,515	2,927

Welltower, Inc.

REIT, 4.00%, 6/1/2025	860	885

REIT, 3.10%, 1/15/2030	990	935

Western Digital Corp. 4.75%, 2/15/2026	243	248

Whiting Petroleum Corp.

5.75%, 3/15/2021 (b) (i)	271	27

6.63%, 1/15/2026 (i)	165	17

Windstream Services LLC 8.63%, 10/31/2025 (f) (j)	409	245

Wisconsin Power & Light Co. 4.60%, 6/15/2020	119	119

Wolverine Escrow LLC 9.00%, 11/15/2026 (f)	940	652

Wyndham Destinations, Inc. 5.75%, 4/1/2027 (j)	287	251

Wynn Las Vegas LLC 5.50%, 3/1/2025 (f)	863	768

Wynn Resorts Finance LLC 5.13%, 10/1/2029 (b) (f)	525	492

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

United States — continued

Xcel Energy, Inc. 3.40%, 6/1/2030		1,735	1,926

XPO Logistics, Inc. 6.75%, 8/15/2024 (f)		724	745

Zayo Group Holdings, Inc.

4.00%, 3/1/2027 (f)		410	398

6.13%, 3/1/2028 (f)		410	386

Zoetis, Inc. 3.90%, 8/20/2028		1,465	1,685

			440,793

Venezuela, Bolivarian Republic of — 0.0% (c)

Petroleos de Venezuela SA

8.50%, 10/27/2020 (a) (i)		75	11

9.00%, 11/17/2021 (a) (i)		50	2

12.75%, 2/17/2022 (a) (i)		120	5

			18

Total Corporate Bonds (Cost $617,726)			599,329

Foreign Government Securities — 12.9%

Australia — 0.1%

Commonwealth of Australia

2.75%, 4/21/2024 (a)	AUD	1,244	888

3.25%, 4/21/2025 (a)	AUD	413	306

4.75%, 4/21/2027 (a)	AUD	795	664

2.75%, 6/21/2035 (a)	AUD	1,165	920

2.75%, 5/21/2041 (a)	AUD	360	284

3.00%, 3/21/2047 (a)	AUD	958	806

			3,868

Belgium — 0.4%

Kingdom of Belgium

0.50%, 10/22/2024 (a)	EUR	1,380	1,575

0.80%, 6/22/2025 (a)	EUR	2,630	3,059

0.80%, 6/22/2027 (a)	EUR	845	994

0.10%, 6/22/2030 (a)	EUR	861	955

1.00%, 6/22/2031 (a)	EUR	2,060	2,498

1.90%, 6/22/2038 (a)	EUR	1,260	1,741

1.60%, 6/22/2047 (a)	EUR	365	503

1.70%, 6/22/2050 (a)	EUR	806	1,144

2.15%, 6/22/2066 (a)	EUR	397	675

			13,144

Canada — 0.2%

Canada Government Bond

1.75%, 3/1/2023	CAD	2,654	1,986

2.25%, 6/1/2029	CAD	460	383

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	37

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Long Positions — continued
Foreign Government Securities — continued

Canada — continued

5.00%, 6/1/2037	CAD	560	662

4.00%, 6/1/2041	CAD	480	536

3.50%, 12/1/2045	CAD	274	300

2.75%, 12/1/2048	CAD	872	875

2.00%, 12/1/2051	CAD	152	135

2.75%, 12/1/2064	CAD	130	147

			5,024

China — 0.1%

Export-Import Bank of China (The) 0.75%, 5/28/2023 (a)	EUR	3,800	4,184

Denmark — 0.1%

Kingdom of Denmark

0.25%, 11/15/2022 (a)	DKK	1,704	255

1.75%, 11/15/2025	DKK	7,183	1,187

0.50%, 11/15/2027	DKK	3,009	472

4.50%, 11/15/2039	DKK	4,597	1,278

			3,192

France — 0.8%

French Republic

1.75%, 11/25/2024 (a)	EUR	1,741	2,106

0.50%, 5/25/2026 (a)	EUR	3,895	4,494

0.10%, 3/1/2029 (a)	EUR	1,235	1,452

1.50%, 5/25/2031 (a)	EUR	5,558	7,115

1.75%, 6/25/2039 (a)	EUR	1,903	2,627

3.25%, 5/25/2045 (a)	EUR	1,914	3,456

2.00%, 5/25/2048 (a)	EUR	1,565	2,355

1.50%, 5/25/2050 (a)	EUR	526	720

1.75%, 5/25/2066 (a)	EUR	1,523	2,367

			26,692

Germany — 0.1%

Bundesrepublik Deutschland

4.75%, 7/4/2034 (a)	EUR	810	1,570

0.00%, 8/15/2050 (a)	EUR	274	316

			1,886

Indonesia — 0.1%

Republic of Indonesia

2.88%, 7/8/2021 (a)	EUR	1,200	1,322

2.15%, 7/18/2024 (a)	EUR	1,120	1,208

1.75%, 4/24/2025	EUR	2,260	2,368

			4,898

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

Italy — 2.9%

Buoni Poliennali del Tesoro

0.70%, 5/1/2020	EUR	11,771	12,899

4.00%, 9/1/2020	EUR	13,210	14,661

0.20%, 10/15/2020	EUR	17,410	19,081

0.65%, 11/1/2020	EUR	4,350	4,779

3.75%, 8/1/2021 (a)	EUR	2,971	3,387

1.00%, 7/15/2022 (a)	EUR	438	484

0.05%, 1/15/2023 (a)	EUR	2,399	2,582

0.95%, 3/1/2023	EUR	879	968

2.45%, 10/1/2023 (a)	EUR	2,947	3,399

1.85%, 5/15/2024	EUR	1,109	1,254

0.35%, 2/1/2025 (a)	EUR	4,118	4,346

1.50%, 6/1/2025	EUR	1,281	1,422

0.85%, 1/15/2027 (a)	EUR	730	769

3.00%, 8/1/2029 (a)	EUR	537	651

1.35%, 4/1/2030 (a)	EUR	6,935	7,310

0.40%, 5/15/2030 (a)	EUR	1,206	1,186

1.65%, 3/1/2032 (a)	EUR	3,199	3,416

2.25%, 9/1/2036 (a)	EUR	2,834	3,152

4.75%, 9/1/2044 (a)	EUR	610	933

2.70%, 3/1/2047 (a)	EUR	690	785

3.45%, 3/1/2048 (a)	EUR	1,304	1,675

3.85%, 9/1/2049 (a)	EUR	1,672	2,296

2.80%, 3/1/2067 (a)	EUR	252	282

Italian Republic Government Bond 2.38%, 10/17/2024		7,031	6,864

			98,581

Japan — 4.8%

Japan Bank for International Cooperation 3.13%, 7/20/2021		1,298	1,337

Japan Finance Organization for Municipalities

2.13%, 4/13/2021 (a)		1,800	1,823

0.88%, 9/22/2021 (a)	EUR	2,800	3,111

3.25%, 4/24/2023 (f)		1,890	2,017

Japan Government Bond

0.10%, 6/20/2022	JPY	406,900	3,815

0.80%, 9/20/2022	JPY	878,450	8,379

0.10%, 12/20/2022	JPY	1,682,900	15,804

0.80%, 9/20/2023	JPY	227,900	2,195

0.10%, 6/20/2024	JPY	459,150	4,328

0.10%, 9/20/2024	JPY	727,150	6,857

0.50%, 9/20/2024	JPY	393,150	3,773

0.10%, 12/20/2024	JPY	718,650	6,779

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Long Positions — continued
Foreign Government Securities — continued

Japan — continued

0.10%, 6/20/2026	JPY	1,097,550	10,397

0.10%, 3/20/2029	JPY	392,650	3,719

0.10%, 12/20/2029	JPY	1,040,600	9,835

1.60%, 3/20/2032	JPY	654,500	7,211

1.50%, 6/20/2034	JPY	717,100	7,936

1.40%, 9/20/2034	JPY	1,092,600	11,963

0.70%, 3/20/2037	JPY	884,800	8,851

0.60%, 9/20/2037	JPY	1,918,750	18,885

1.50%, 3/20/2045	JPY	197,150	2,324

1.40%, 12/20/2045	JPY	540,400	6,265

0.80%, 12/20/2047	JPY	358,050	3,672

0.40%, 9/20/2049	JPY	29,350	272

0.40%, 12/20/2049	JPY	536,500	4,960

0.90%, 3/20/2057	JPY	481,900	5,194

			161,702

Kuwait — 0.0% (c)

State of Kuwait 2.75%, 3/20/2022 (a)		700	717

Montenegro — 0.0% (c)

Republic of Montenegro 3.38%, 4/21/2025 (f)	EUR	100	107

Netherlands — 0.0% (c)

Kingdom of Netherlands 0.25%, 7/15/2029 (a)	EUR	1,180	1,368

Qatar — 0.0% (c)

State of Qatar 3.88%, 4/23/2023 (f)		860	913

Saudi Arabia — 0.1%

Kingdom of Saudi Arabia 2.38%, 10/26/2021 (a)		3,700	3,741

South Korea — 0.1%

Export-Import Bank of Korea 4.38%, 9/15/2021		2,900	3,018

Spain — 1.6%

Bonos and Obligaciones del Estado

0.05%, 1/31/2021	EUR	12,437	13,647

0.40%, 4/30/2022	EUR	3,636	4,029

0.45%, 10/31/2022	EUR	520	578

0.35%, 7/30/2023	EUR	2,656	2,948

0.25%, 7/30/2024 (a)	EUR	4,475	4,936

2.75%, 10/31/2024 (a)	EUR	3,441	4,214

1.60%, 4/30/2025 (a)	EUR	2,913	3,415

1.50%, 4/30/2027 (a)	EUR	2,679	3,147

1.45%, 10/31/2027 (a)	EUR	3,017	3,528

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

Spain — continued

1.40%, 7/30/2028 (a)	EUR	102	119

1.45%, 4/30/2029 (a)	EUR	1,714	2,007

0.60%, 10/31/2029 (a)	EUR	1,110	1,206

0.50%, 4/30/2030 (a)	EUR	2,833	3,033

1.95%, 7/30/2030 (a)	EUR	729	892

2.35%, 7/30/2033 (a)	EUR	2,184	2,811

4.70%, 7/30/2041 (a)	EUR	696	1,244

2.70%, 10/31/2048 (a)	EUR	2,345	3,304

3.45%, 7/30/2066 (a)	EUR	311	537

			55,595

Sweden — 0.2%

Kingdom of Sweden

5.00%, 12/1/2020	SEK	13,900	1,468

1.50%, 11/13/2023 (a)	SEK	4,690	512

0.75%, 5/12/2028	SEK	3,935	434

0.75%, 11/12/2029 (a)	SEK	945	105

3.50%, 3/30/2039	SEK	1,920	313

Svensk Exportkredit AB 2.88%, 3/14/2023		3,300	3,508

			6,340

Ukraine — 0.0% (c)

Ukraine Government Bond

Zero Coupon, 5/6/2020 (a)	UAH	4,500	154

14.64%, 6/10/2020 (a)	UAH	673	24

17.25%, 9/30/2020 (a)	UAH	2,733	102

			280

United Kingdom — 1.3%

United Kingdom of Great Britain and Northern Ireland

0.50%, 7/22/2022 (a)	GBP	1,193	1,519

0.75%, 7/22/2023 (a)	GBP	1,125	1,449

1.00%, 4/22/2024 (a)	GBP	1,372	1,792

0.63%, 6/7/2025 (a)	GBP	148	191

2.00%, 9/7/2025 (a)	GBP	1,445	2,012

4.25%, 6/7/2032 (a)	GBP	3,445	6,335

1.75%, 9/7/2037 (a)	GBP	5,703	8,647

4.75%, 12/7/2038 (a)	GBP	1,168	2,579

4.25%, 12/7/2046 (a)	GBP	975	2,337

1.50%, 7/22/2047 (a)	GBP	2,130	3,312

1.75%, 1/22/2049 (a)	GBP	2,598	4,290

1.75%, 7/22/2057 (a)	GBP	1,630	2,951

2.50%, 7/22/2065 (a)	GBP	2,209	5,157

			42,571

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	39

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued
Foreign Government Securities — continued

Venezuela, Bolivarian Republic of — 0.0% (c)

Bolivarian Republic of Venezuela

7.75%, 10/13/2019 (a) (i)	10	1

12.75%, 8/23/2022 (a) (i)	180	15

9.25%, 5/7/2028 (a) (i)	180	15

		31

Total Foreign Government Securities (Cost $433,539)		437,852

Asset-Backed Securities — 4.5%

Cayman Islands — 0.2%

BlueMountain CLO Ltd.

Series 2015-1A, Class C, 5.06%, 4/13/2027 ‡ (f) (n)	300	269

Series 2012-2A, Class DR2, 4.59%, 11/20/2028 ‡ (f) (n)	1,585	1,257

Series 2018-3A, Class D, 4.24%, 10/25/2030 ‡ (f) (n)	1,355	942

CIFC Funding Ltd. Series 2014-5A, Class BR2, 2.93%, 10/17/2031 ‡ (f) (n)	995	920

LCM Ltd. Series 28A, Class B, 2.74%, 10/20/2030 ‡ (f) (n)	1,040	980

Voya CLO Ltd. Series 2016-3A, Class CR, 4.39%, 10/18/2031 ‡ (f) (n)	1,110	768

		5,136

United States — 4.3%

ABFC Trust Series 2004-HE1, Class M1, 1.39%, 3/25/2034 ‡ (n)	311	293

ACC Trust

Series 2018-1, Class B, 4.82%, 5/20/2021 (f)	534	534

Series 2019-1, Class B, 4.47%, 10/20/2022 (f)	700	657

Series 2018-1, Class C, 6.81%, 2/21/2023 (f)	755	748

ACE Securities Corp. Home Equity Loan Trust

Series 2002-HE3, Class M1, 2.29%, 10/25/2032 ‡ (n)	204	203

Series 2003-NC1, Class M1, 1.66%, 7/25/2033 ‡ (n)	189	183

Series 2003-OP1, Class M1, 1.54%, 12/25/2033 ‡ (n)	313	292

Series 2004-OP1, Class M3, 2.36%, 4/25/2034 (n)	268	250

Series 2004-HE4, Class M2, 1.46%, 12/25/2034 ‡ (n)	108	100

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Ally Auto Receivables Trust

Series 2017-2, Class A3, 1.78%, 8/16/2021	54	54

Series 2017-3, Class A3, 1.74%, 9/15/2021	59	59

Series 2017-4, Class A3, 1.75%, 12/15/2021	262	262

Series 2017-5, Class A3, 1.99%, 3/15/2022	110	110

Series 2019-1, Class A2, 2.85%, 3/15/2022	184	184

Series 2019-4, Class A2, 1.93%, 10/17/2022	432	434

American Credit Acceptance Receivables Trust

Series 2018-3, Class D, 4.14%, 10/15/2024 (f)	1,915	1,920

Series 2018-3, Class E, 5.17%, 10/15/2024 (f)	1,630	1,600

Series 2017-4, Class E, 5.02%, 12/10/2024 (f)	445	451

Series 2018-4, Class D, 4.40%, 1/13/2025 (f)	3,455	3,275

Series 2018-4, Class E, 5.38%, 1/13/2025 (f)	765	678

Series 2019-1, Class D, 3.81%, 4/14/2025 (f)	1,450	1,362

Series 2019-2, Class D, 3.41%, 6/12/2025 (f)	370	349

Series 2019-2, Class E, 4.29%, 6/12/2025 (f)	350	287

Series 2018-3, Class F, 6.44%, 6/12/2025 (f)	1,320	1,203

Series 2019-3, Class D, 2.89%, 9/12/2025 (f)	1,132	1,082

Series 2019-3, Class E, 3.80%, 9/12/2025 (f)	493	455

Series 2018-4, Class F, 6.94%, 10/13/2025 (f)	1,100	960

Series 2019-4, Class E, 3.85%, 12/12/2025 (f)	660	529

Series 2019-3, Class F, 5.42%, 5/12/2026 (f)	710	511

AmeriCredit Automobile Receivables Trust Series 2018-3, Class A3, 3.38%, 7/18/2023	600	609

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued
Asset-Backed Securities — continued

United States — continued

Ameriquest Mortgage Securities, Inc. Series 2004-FR1W, Class A6, 4.19%, 5/25/2034 ‡ (j)	210	211

Amortizing Residential Collateral Trust Series 2004-1, Class M5, 2.36%, 10/25/2034 ‡ (n)	2	2

Asset-Backed Securities Corp. Home Equity Loan Trust

Series 2003-HE2, Class M1, 2.16%, 4/15/2033 ‡ (n)	877	819

Series 2004-HE2, Class M2, 2.36%, 4/25/2034 ‡ (n)	456	443

Series 2004-HE3, Class M2, 2.17%, 6/25/2034 ‡ (n)	865	818

Bear Stearns Asset-Backed Securities I Trust

Series 2004-FR2, Class M3, 2.29%, 6/25/2034 (n)	131	128

Series 2004-HE6, Class M2, 2.36%, 8/25/2034 ‡ (n)	431	420

Bear Stearns Asset-Backed Securities Trust

Series 2004-1, Class M1, 1.46%, 6/25/2034 ‡ (n)	368	357

Series 2004-2, Class M1, 1.69%, 8/25/2034 ‡ (n)	169	159

BMW Vehicle Lease Trust Series 2018-1, Class A3, 3.26%, 7/20/2021	390	393

CarMax Auto Owner Trust

Series 2017-1, Class A3, 1.98%, 11/15/2021	44	44

Series 2017-2, Class A3, 1.93%, 3/15/2022	130	130

Series 2019-1, Class A2A, 3.02%, 7/15/2022	131	132

Chase Funding Trust Series 2003-2, Class 2M1, 1.31%, 11/25/2032 ‡ (n)	842	828

Citifinancial Mortgage Securities, Inc. Series 2004-1, Class AF4, 5.07%, 4/25/2034 ‡ (j)	656	666

Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates Series 2005-OPT3, Class M3, 1.21%, 5/25/2035 ‡ (n)	238	237

CLUB Credit Trust Series 2018-NP1, Class C, 4.74%, 5/15/2024 (f)	419	413

CNH Equipment Trust

Series 2016-C, Class A3, 1.44%, 12/15/2021	17	17

Series 2018-B, Class A2, 2.93%, 12/15/2021	138	138

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Conn’s Receivables Funding LLC

Series 2018-A, Class B, 4.65%, 1/15/2023 ‡ (f)	398	387

Series 2019-A, Class C, 5.29%, 10/16/2023 ‡ (f)	409	239

Series 2019-B, Class B, 3.62%, 6/17/2024 ‡ (f)	540	457

Countrywide Asset-Backed Certificates

Series 2002-4, Class M1, 1.61%, 12/25/2032 ‡ (n)	24	24

Series 2003-BC6, Class M2, 2.21%, 10/25/2033 ‡ (n)	11	11

Series 2004-2, Class M1, 1.24%, 5/25/2034 ‡ (n)	39	38

Series 2004-3, Class M1, 1.24%, 6/25/2034 ‡ (n)	57	53

Series 2005-12, Class M2, 0.98%, 2/25/2036 ‡ (n)	882	866

Countrywide Partnership Trust Series 2004-EC1, Class M2, 1.43%, 1/25/2035 ‡ (n)	444	435

CPS Auto Receivables Trust Series 2019-A, Class D, 4.35%, 12/16/2024 (f)	870	845

Credit Acceptance Auto Loan Trust Series 2019-1A, Class B, 3.75%, 4/17/2028 (f)	2,345	2,338

Credit-Based Asset Servicing & Securitization LLC

Series 2005-CB1, Class M2, 1.58%, 1/25/2035 ‡ (n)	116	111

Series 2004-CB4, Class A5, 6.78%, 5/25/2035 (j)	1,070	1,063

CWABS, Inc. Asset-Backed Certificates Trust

Series 2004-5, Class M3, 2.21%, 7/25/2034 ‡ (n)	64	62

Series 2004-6, Class M1, 1.39%, 10/25/2034 (n)	194	171

Series 2004-6, Class M2, 1.46%, 10/25/2034 ‡ (n)	53	49

Dell Equipment Finance Trust

Series 2018-2, Class A2, 3.16%, 2/22/2021 (f)	106	106

Series 2017-2, Class A3, 2.19%, 10/24/2022 (f)	11	11

Drive Auto Receivables Trust

Series 2019-4, Class A2A, 2.32%, 6/15/2022	302	302

Series 2018-4, Class D, 4.09%, 1/15/2026	2,025	2,020

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	41

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued
Asset-Backed Securities — continued

United States — continued

Series 2018-5, Class D, 4.30%, 4/15/2026	1,930	1,928

Series 2019-1, Class D, 4.09%, 6/15/2026	1,775	1,744

DT Auto Owner Trust

Series 2018-3A, Class D, 4.19%, 7/15/2024 (f)	2,745	2,680

Series 2019-1A, Class D, 3.87%, 11/15/2024 (f)	3,070	2,966

Series 2017-4A, Class E, 5.15%, 11/15/2024 (f)	1,610	1,625

Series 2018-2A, Class E, 5.54%, 6/16/2025 (f)	725	718

Series 2019-4A, Class D, 2.85%, 7/15/2025 (f)	770	728

Series 2018-3A, Class E, 5.33%, 11/17/2025 (f)	2,126	1,781

Series 2019-1A, Class E, 4.94%, 2/17/2026 (f)	2,315	1,785

Series 2019-3A, Class E, 3.85%, 8/17/2026 (f)	2,270	2,179

Exeter Automobile Receivables Trust

Series 2016-2A, Class D, 8.25%, 4/17/2023 (f)	995	1,004

Series 2018-4A, Class C, 3.97%, 9/15/2023 (f)	3,090	3,110

Series 2018-2A, Class D, 4.04%, 3/15/2024 (f)	2,040	2,066

Series 2018-3A, Class E, 5.43%, 8/15/2024 (f)	480	464

Series 2018-4A, Class D, 4.35%, 9/16/2024 (f)	1,975	1,993

Series 2019-1A, Class C, 3.82%, 12/16/2024 (f)	1,310	1,297

Series 2019-1A, Class D, 4.13%, 12/16/2024 (f)	2,445	2,383

Series 2019-2A, Class D, 3.71%, 3/17/2025 (f)	360	344

Series 2018-2A, Class E, 5.33%, 5/15/2025 (f)	1,450	1,432

Series 2018-4A, Class E, 5.38%, 7/15/2025 (f)	1,110	1,064

Series 2019-3A, Class D, 3.11%, 8/15/2025 (f)	1,385	1,293

Series 2019-1A, Class E, 5.20%, 1/15/2026 (f)	4,760	3,881

Series 2019-2A, Class E, 4.68%, 5/15/2026 (f)	3,000	2,507

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series 2019-3A, Class E, 4.00%, 8/17/2026 (f)	810	596

Series 2020-1A, Class E, 3.74%, 1/15/2027 (f)	1,500	1,179

First Franklin Mortgage Loan Trust Series 2005-FF10, Class A1, 0.79%, 11/25/2035 ‡ (n)	323	300

Flagship Credit Auto Trust Series 2018-4, Class C, 4.11%, 10/15/2024 (f)	870	886

Ford Credit Auto Owner Trust

Series 2018-B, Class A2A, 2.96%, 9/15/2021	48	48

Series 2017-C, Class A3, 2.01%, 3/15/2022	149	150

FREED ABS Trust Series 2018-2, Class B, 4.61%, 10/20/2025 ‡ (f)	1,195	1,129

Fremont Home Loan Trust

Series 2004-B, Class M7, 3.49%, 5/25/2034 (n)	43	38

Series 2004-2, Class M2, 1.42%, 7/25/2034 (n)	145	135

GLS Auto Receivables Issuer Trust

Series 2019-4A, Class A, 2.47%, 11/15/2023 (f)	363	362

Series 2019-4A, Class B, 2.78%, 9/16/2024 (f)	770	749

Series 2019-1A, Class C, 3.87%, 12/16/2024 (f)	1,570	1,571

Series 2019-4A, Class C, 3.06%, 8/15/2025 (f)	620	563

Series 2019-1A, Class D, 4.94%, 12/15/2025 (f)	560	561

Series 2019-4A, Class D, 4.09%, 8/17/2026 (f)	900	800

GLS Auto Receivables Trust Series 2018-3A, Class D, 5.34%, 8/15/2025 (f)	910	862

GM Financial Automobile Leasing Trust Series 2018-3, Class A3, 3.18%, 6/21/2021	472	474

GM Financial Consumer Automobile Receivables Trust

Series 2019-1, Class A2, 2.99%, 3/16/2022	140	141

Series 2019-2, Class A2A, 2.66%, 6/16/2022	334	335

GSAMP Trust

Series 2004-OPT, Class M1, 1.36%, 11/25/2034 ‡ (n)	524	489

Series 2006-HE3, Class A2C, 0.65%, 5/25/2046 (n)	161	156

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued
Asset-Backed Securities — continued

United States — continued

Home Equity Asset Trust Series 2004-7, Class M1, 1.42%, 1/25/2035 (n)	148	145

Home Equity Mortgage Loan Asset-Backed Trust SPMD

Series 2004-B, Class M3, 1.69%, 11/25/2034 ‡ (n)	181	174

Series 2004-B, Class M8, 3.79%, 11/25/2034 ‡ (n)	90	89

Series 2004-C, Class M1, 1.33%, 3/25/2035 ‡ (n)	2,062	1,879

Honda Auto Receivables Owner Trust

Series 2017-2, Class A3, 1.68%, 8/16/2021	176	176

Series 2017-2, Class A4, 1.87%, 9/15/2023	441	443

Hyundai Auto Receivables Trust Series 2019-B, Class A2, 1.93%, 7/15/2022	260	261

John Deere Owner Trust Series 2019-A, Class A2, 2.85%, 12/15/2021	240	241

KREF Ltd. Series 2018-FL1, Class D, 3.30%, 6/15/2036 ‡ (f) (n)	600	504

Lendmark Funding Trust Series 2018-1A, Class C, 5.03%, 12/21/2026 ‡ (f)	1,165	1,033

Long Beach Mortgage Loan Trust

Series 2004-3, Class M2, 1.39%, 7/25/2034 ‡ (n)	696	647

Series 2004-3, Class M4, 2.10%, 7/25/2034 ‡ (n)	400	385

Series 2004-6, Class A3, 1.79%, 11/25/2034 ‡ (n)	203	202

Mariner Finance Issuance Trust Series 2018-AA, Class A, 4.20%, 11/20/2030 (f)	2,175	2,076

MASTR Asset-Backed Securities Trust

Series 2003-NC1, Class M5, 4.16%, 4/25/2033 ‡ (n)	87	69

Series 2005-NC1, Class M2, 1.24%, 12/25/2034 ‡ (n)	177	163

ME Funding LLC Series 2019-1, Class A2, 6.45%, 7/30/2049 (f)	4,020	3,235

Mercedes-Benz Auto Lease Trust Series 2019-B, Class A2, 2.01%, 12/15/2021	368	369

MFA LLC

Series 2017-NPL1, Class A1, 3.35%, 11/25/2047 ‡ (f) (j)	468	422

Series 2018-NPL1, Class A1, 3.88%, 5/25/2048 ‡ (f) (j)	2,061	1,853

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series 2018-NPL2, Class A1, 4.16%, 7/25/2048 ‡ (f) (j)	2,635	2,379

Morgan Stanley ABS Capital I, Inc. Trust

Series 2003-HE2, Class M2, 2.96%, 8/25/2033 ‡ (n)	6	6

Series 2004-NC5, Class M1, 1.39%, 5/25/2034 ‡ (n)	289	263

Series 2004-NC7, Class M2, 1.42%, 7/25/2034 ‡ (n)	76	70

Series 2004-NC6, Class M2, 2.36%, 7/25/2034 ‡ (n)	322	313

Series 2004-HE6, Class M1, 1.31%, 8/25/2034 (n)	291	282

Series 2004-HE8, Class M3, 1.61%, 9/25/2034 ‡ (n)	22	21

Series 2005-HE1, Class M3, 1.27%, 12/25/2034 ‡ (n)	40	33

Morgan Stanley Dean Witter Capital I, Inc. Trust Series 2002-AM3, Class A3, 1.47%, 2/25/2033 ‡ (n)	264	245

New Century Home Equity Loan Trust Series 2004-2, Class M3, 1.49%, 8/25/2034 ‡ (n)	398	375

New Residential Mortgage LLC Series 2018-FNT1, Class E, 4.89%, 5/25/2023 ‡ (f)	276	274

Nissan Auto Receivables Owner Trust

Series 2018-B, Class A2A, 2.76%, 7/15/2021	59	59

Series 2017-B, Class A3, 1.75%, 10/15/2021	150	150

Series 2019-B, Class A2, 2.56%, 3/15/2022	468	471

NovaStar Mortgage Funding Trust Series 2003-2, Class M3, 3.86%, 9/25/2033 ‡ (n)	510	488

OnDeck Asset Securitization Trust LLC Series 2018-1A, Class C, 4.52%, 4/18/2022 ‡ (f)	250	250

OneMain Financial Issuance Trust

Series 2015-3A, Class C, 5.82%, 11/20/2028 ‡ (f)	965	924

Series 2019-1A, Class B, 3.79%, 2/14/2031 ‡ (f)	1,045	962

Option One Mortgage Acceptance Corp. Asset-Backed Certificates Series 2003-4, Class M1, 1.51%, 7/25/2033 ‡ (n)	1,156	1,117

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	43

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued
Asset-Backed Securities — continued

United States — continued

Option One Mortgage Loan Trust

Series 2004-1, Class M1, 1.39%, 1/25/2034 ‡ (n)	519	476

Series 2004-1, Class M2, 2.14%, 1/25/2034 ‡ (n)	517	490

Series 2004-3, Class M2, 1.34%, 11/25/2034 ‡ (n)	25	22

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates

Series 2004-WWF1, Class M4, 2.14%, 12/25/2034 ‡ (n)	1,829	1,810

Series 2005-WCH1, Class M4, 1.73%, 1/25/2036 ‡ (n)	500	485

PNMAC FMSR Issuer Trust Series 2018-FT1, Class A, 2.84%, 4/25/2023 (f) (n)	1,655	1,379

PNMAC GMSR Issuer Trust Series 2018-GT1, Class A, 3.34%, 2/25/2023 (f) (n)	3,940	3,298

Prestige Auto Receivables Trust Series 2018-1A, Class E, 5.03%, 1/15/2026 (f)	680	576

Pretium Mortgage Credit Partners I LLC Series 2019-NPL2, Class A1, 3.84%, 12/25/2058 ‡ (f) (j)	1,048	983

Prosper Marketplace Issuance Trust Series 2019-2A, Class B, 3.69%, 9/15/2025 ‡ (f)	670	605

PRPM LLC

Series 2019-2A, Class A1, 3.97%, 4/25/2024 ‡ (f) (j)	1,029	957

Series 2019-3A, Class A1, 3.35%, 7/25/2024 ‡ (f) (j)	2,211	2,060

Series 2019-4A, Class A1, 3.35%, 11/25/2024 ‡ (f) (j)	574	530

Renaissance Home Equity Loan Trust

Series 2003-2, Class M1, 1.72%, 8/25/2033 ‡ (n)	243	227

Series 2004-1, Class M4, 3.19%, 5/25/2034 ‡ (n)	738	671

Series 2005-1, Class AF6, 4.97%, 5/25/2035 ‡ (j)	30	30

Santander Drive Auto Receivables Trust

Series 2019-1, Class C, 3.42%, 4/15/2025	1,022	1,025

Series 2019-1, Class D, 3.65%, 4/15/2025	1,940	1,924

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Saxon Asset Securities Trust Series 2003-3, Class M1, 1.46%, 12/25/2033 (n)	294	272

Securitized Asset-Backed Receivables LLC Trust Series 2004-NC1, Class M2, 2.67%, 2/25/2034 ‡ (n)	460	452

Soundview Home Loan Trust Series 2005-OPT1, Class M2, 1.16%, 6/25/2035 ‡ (n)	319	308

Specialty Underwriting & Residential Finance Trust Series 2003-BC4, Class M1, 1.39%, 11/25/2034 ‡ (n)	477	459

Stanwich Mortgage Loan Trust Series 2019-NPB2, Class A1, 3.48%, 11/16/2024 ‡ (f) (j)	1,341	1,328

Structured Asset Investment Loan Trust

Series 2003-BC11, Class M1, 1.46%, 10/25/2033 ‡ (n)	94	93

Series 2004-7, Class M2, 1.61%, 8/25/2034 ‡ (n)	99	97

Series 2004-BNC1, Class A5, 1.73%, 9/25/2034 ‡ (n)	27	26

Series 2004-8, Class M9, 4.24%, 9/25/2034 (n)	644	540

Structured Asset Securities Corp. Mortgage Loan Trust Series 2006-BC4, Class A4, 0.66%, 12/25/2036 ‡ (n)	273	255

Toyota Auto Receivables Series 2016-C, Class A4, 1.32%, 11/15/2021	195	195

Toyota Auto Receivables Owner Trust Series 2017-D, Class A3, 1.93%, 1/18/2022	204	204

Tricolor Auto Securitization Trust Series 2018-2A, Class A, 3.96%, 10/15/2021 (f)	281	281

Upgrade Receivables Trust Series 2018-1A, Class A, 3.76%, 11/15/2024 (f)	47	47

USAA Auto Owner Trust Series 2017-1, Class A4, 1.88%, 9/15/2022	518	519

Vantage Data Centers Issuer LLC Series 2018-1A, Class A2, 4.07%, 2/16/2043 (f)	719	729

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued
Asset-Backed Securities — continued

United States — continued

Vericrest Opportunity Loan Trust

Series 2019-NPL2, Class A1, 3.97%, 2/25/2049 ‡ (f) (j)	1,414	1,288

Series 2019-NPL4, Class A2, 5.44%, 8/25/2049 ‡ (f) (j)	630	434

Series 2019-NPL7, Class A1A, 3.18%, 10/25/2049 ‡ (f) (j)	2,108	1,829

Verizon Owner Trust Series 2017-2A, Class A, 1.92%, 12/20/2021 (f)	259	259

Volvo Financial Equipment LLC Series 2019-2A, Class A2, 2.02%, 8/15/2022 (f)	332	333

Wells Fargo Home Equity Asset-Backed Securities Trust

Series 2004-2, Class M6, 3.31%, 10/25/2034 (n)	114	113

Series 2004-2, Class M8A, 4.99%, 10/25/2034 ‡ (f) (n)	97	81

Westlake Automobile Receivables Trust

Series 2019-1A, Class C, 3.45%, 3/15/2024 (f)	1,465	1,465

Series 2019-1A, Class D, 3.67%, 3/15/2024 (f)	1,330	1,315

Series 2019-2A, Class C, 2.84%, 7/15/2024 (f)	1,000	970

Series 2019-1A, Class E, 4.49%, 7/15/2024 (f)	435	428

Series 2018-3A, Class F, 6.02%, 2/18/2025 (f)	2,000	1,808

Series 2019-2A, Class E, 4.02%, 4/15/2025 (f)	470	413

Series 2019-1A, Class F, 5.67%, 2/17/2026 (f)	1,240	1,032

Series 2019-3A, Class F, 4.72%, 4/15/2026 (f)	1,000	740

		146,982

Total Asset-Backed Securities (Cost $162,725)		152,118

Collateralized Mortgage Obligations — 4.4%

Bermuda — 0.1%

Bellemeade Re Ltd.

Series 2018-3A, Class M1B, 2.34%, 10/25/2028 ‡ (f) (n)	1,365	1,285

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Bermuda — continued

Series 2018-3A, Class M2, 3.24%, 10/25/2028 ‡ (f) (n)	1,440	1,124

		2,409

United States — 4.3%

Alternative Loan Trust

Series 2004-27CB, Class A1, 6.00%, 12/25/2034	373	353

Series 2004-28CB, Class 6A1, 6.00%, 1/25/2035	90	93

Series 2005-11CB, Class 2A1, 5.50%, 6/25/2035	70	64

Series 2005-19CB, Class A2, IF, 15.87%, 6/25/2035 (n)	16	19

Series 2005-27, Class 1A6, 1.31%, 8/25/2035 (n)	852	742

Series 2005-28CB, Class 2A6, 5.00%, 8/25/2035	916	724

Series 2005-50CB, Class 1A1, 5.50%, 11/25/2035	851	794

Series 2006-4CB, Class 2A6, 5.50%, 4/25/2036	2,230	2,034

Series 2006-14CB, Class A1, 6.00%, 6/25/2036	670	479

American Home Mortgage Investment Trust Series 2006-3, Class 22A1, 2.84%, 12/25/2036 (n)	2,236	1,851

Angel Oak Mortgage Trust Series 2019-3, Class B1, 4.10%, 5/25/2059 ‡ (f) (n)	2,203	1,945

Angel Oak Mortgage Trust I LLC

Series 2018-3, Class A1, 3.65%, 9/25/2048 (f) (n)	479	478

Series 2019-2, Class B1, 5.02%, 3/25/2049 ‡ (f) (n)	1,000	949

Series 2019-4, Class B1, 4.41%, 7/26/2049 (f) (n)	2,813	2,571

Antler Mortgage Trust Series 2018-RTL1, Class A1, 4.34%, 7/25/2022 (f)	800	799

Arroyo Mortgage Trust

Series 2018-1, Class A1, 3.76%, 4/25/2048 (f) (n)	865	872

Series 2019-3, Class M1, 4.20%, 10/25/2048 ‡ (f) (n)	2,000	1,605

Series 2019-1, Class A1, 3.80%, 1/25/2049 (f) (n)	696	705

Series 2019-2, Class A3, 3.80%, 4/25/2049 (f) (n)	2,666	2,576

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	45

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued
Collateralized Mortgage Obligations — continued

United States — continued

Banc of America Funding Trust Series 2005-6, Class 1A2, 5.50%, 10/25/2035	53	48

Bear Stearns ALT-A Trust

Series 2003-6, Class 2A2, 3.87%, 1/25/2034 (n)	1,442	1,328

Series 2005-4, Class 23A1, 3.82%, 5/25/2035 (n)	54	50

Series 2005-4, Class 23A2, 3.82%, 5/25/2035 (n)	413	385

Series 2005-7, Class 12A3, 1.17%, 8/25/2035 (n)	31	30

Bear Stearns ARM Trust

Series 2005-9, Class A1, 4.27%, 10/25/2035 (n)	138	131

Series 2006-1, Class A1, 3.84%, 2/25/2036 (n)	246	235

Bear Stearns Asset-Backed Securities I Trust Series 2004-AC3, Class M1, 1.31%, 6/25/2034 ‡ (n)	491	410

Chase Mortgage Finance Trust

Series 2006-S4, Class A5, 6.00%, 12/25/2036	254	168

Series 2007-A1, Class 1A1, 4.22%, 2/25/2037 (n)	66	62

Series 2007-A1, Class 8A1, 4.26%, 2/25/2037 (n)	100	94

CHL GMSR Issuer Trust

Series 2018-GT1, Class A, 3.24%, 5/25/2023 (f) (n)	4,120	3,478

Series 2018-GT1, Class B, 3.99%, 5/25/2023 ‡ (f) (n)	840	585

CHL Mortgage Pass-Through Trust

Series 2004-9, Class A7, 5.25%, 6/25/2034	69	66

Series 2004-25, Class 2A1, 1.17%, 2/25/2035 (n)	355	302

Series 2005-26, Class 1A11, 5.50%, 11/25/2035	508	434

Series 2005-31, Class 2A1, 3.31%, 1/25/2036 (n)	362	301

Series 2006-21, Class A14, 6.00%, 2/25/2037	170	130

Series 2007-10, Class A4, 5.50%, 7/25/2037	209	149

Series 2007-9, Class A11, 5.75%, 7/25/2037	1,928	1,463

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Citigroup Mortgage Loan Trust

Series 2005-3, Class 2A2A, 4.41%, 8/25/2035 (n)	213	192

Series 2005-11, Class A2A, 4.38%, 10/25/2035 (n)	68	63

Citigroup Mortgage Loan Trust, Inc.

Series 2005-4, Class A, 4.62%, 8/25/2035 (n)	254	241

Series 2019-IMC1, Class B1, 3.97%, 7/25/2049 ‡ (f) (n)	2,123	1,844

Series 2019-IMC1, Class B2, 5.41%, 7/25/2049 ‡ (f) (n)	2,000	1,770

Civic Mortgage LLC

Series 2018-2, Class A1, 4.35%, 11/25/2022 (f) (j)	595	593

Series 2018-2, Class A2, 5.32%, 11/25/2022 (f) (j)	208	208

COLT Mortgage Loan Trust Series 2018-4, Class A1, 4.01%, 12/28/2048 (f) (n)	1,356	1,362

Connecticut Avenue Securities Trust

Series 2018-R07, Class 1M2, 2.89%, 4/25/2031 (f) (n)	2,341	2,186

Series 2019-R01, Class 2M2, 2.94%, 7/25/2031 (f) (n)	2,818	2,510

Series 2019-R02, Class 1M2, 2.79%, 8/25/2031 ‡ (f) (n)	2,639	2,407

Series 2019-R03, Class 1M2, 2.64%, 9/25/2031 (f) (n)	747	679

Series 2019-R05, Class 1B1, 4.59%, 7/25/2039 (f) (n)	1,000	534

Series 2019-R07, Class 1M2, 2.59%, 10/25/2039 (f) (n)	2,660	2,299

Series 2020-R01, Class 1M1, 1.29%, 1/25/2040 ‡ (f) (n)	2,304	2,249

CSFB Mortgage-Backed Pass-Through Certificates Series 2004-8, Class 5A1, 6.00%, 12/25/2034	372	377

Deephave Residential Mortgage Trust Series 2019-2A, Class M1, 3.92%, 4/25/2059 ‡ (f) (n)	250	238

Deephaven Residential Mortgage Trust

Series 2017-3A, Class B2, 6.25%, 10/25/2047 ‡ (f) (n)	2,000	1,766

Series 2018-2A, Class A1, 3.48%, 4/25/2058 (f) (n)	1,115	1,120

Series 2019-3A, Class B2, 5.66%, 7/25/2059 ‡ (f) (n)	2,000	1,800

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued
Collateralized Mortgage Obligations — continued

United States — continued

Deutsche Alt-A Securities Mortgage Loan Trust

Series 2006-AF1, Class A4, 0.79%, 4/25/2036 (n)	569	491

Series 2007-3, Class 2A1, 1.24%, 10/25/2047 (n)	2,857	2,376

FHLMC STACR Remic Trust Series 2020-DNA2, Class M2, 2.34%, 2/25/2050 (f) (n)	3,000	2,221

FHLMC Structured Agency Credit Risk Debt Notes

Series 2017-DNA1, Class M2, 3.74%, 7/25/2029 (n)	2,932	2,794

Series 2017-DNA2, Class B1, 5.64%, 10/25/2029 (n)	2,000	1,550

Series 2018-HQA1, Class M2, 2.79%, 9/25/2030 (n)	2,826	2,485

FNMA, Connecticut Avenue Securities

Series 2015-C03, Class 1M2, 5.49%, 7/25/2025 ‡ (n)	329	242

Series 2016-C07, Class 2M2, 4.84%, 5/25/2029 (n)	895	877

Series 2017-C01, Class 1B1, 6.24%, 7/25/2029 (n)	3,010	2,480

Series 2017-C03, Class 1M1, 1.44%, 10/25/2029 (n)	1,113	1,108

Series 2017-C05, Class 1M2, 2.69%, 1/25/2030 (n)	2,314	2,142

Series 2017-C06, Class 2M2, 3.29%, 2/25/2030 (n)	2,484	2,191

Series 2017-C07, Class 1M2, 2.89%, 5/25/2030 (n)	2,000	1,788

Series 2017-C07, Class 2M2, 2.99%, 5/25/2030 (n)	2,330	2,029

Series 2018-C01, Class 1M2, 2.74%, 7/25/2030 (n)	3,528	3,077

Series 2018-C02, Class 2M2, 2.69%, 8/25/2030 (n)	2,623	2,294

Series 2018-C03, Class 1M2, 2.64%, 10/25/2030 (n)	3,500	3,140

Series 2018-C04, Class 2M2, 3.04%, 12/25/2030 (n)	4,757	4,113

Series 2018-C05, Class 1M2, 2.84%, 1/25/2031 (n)	3,250	2,901

GCAT Trust Series 2019-NQM2, Class M1, 3.31%, 9/25/2059 ‡ (f) (n)	2,337	2,159

GSR Mortgage Loan Trust Series 2004-11, Class 2A2, 4.39%, 9/25/2034 (n)	189	178

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

HarborView Mortgage Loan Trust Series 2006-14, Class 1A1A, 0.90%, 1/25/2047 (n)	1,932	1,564

Homeward Opportunities Fund I Trust

Series 2018-1, Class A1, 3.77%, 6/25/2048 (f) (n)	1,785	1,776

Series 2019-1, Class M1, 3.95%, 1/25/2059 ‡ (f) (n)	500	464

Series 2019-1, Class B1, 4.80%, 1/25/2059 ‡ (f) (n)	500	447

Impac CMB Trust

Series 2004-6, Class 1A2, 1.27%, 10/25/2034 (n)	56	53

Series 2005-2, Class 2A2, 1.29%, 4/25/2035 (n)	328	287

Series 2005-4, Class 2A2, 1.25%, 5/25/2035 (n)	267	223

Series 2005-4, Class 2M2, 1.61%, 5/25/2035 (n)	189	156

Series 2005-4, Class 2B1, 2.96%, 5/25/2035 ‡ (n)	283	245

IndyMac INDX Mortgage Loan Trust Series 2007-AR21, Class 6A1, 3.46%, 9/25/2037 (n)	2,157	1,679

JP Morgan Mortgage Trust

Series 2005-A8, Class 2A3, 3.91%, 11/25/2035 (n)	150	132

Series 2006-A7, Class 2A2, 3.80%, 1/25/2037 (n)	1,002	852

Lehman XS Trust Series 2006-16N, Class A4A, 0.68%, 11/25/2046 (n)	1,880	1,571

LHOME Mortgage Trust

Series 2019-RTL2, Class A1, 3.84%, 3/25/2024 (f)	2,130	1,989

Series 2019-RTL2, Class A2, 4.34%, 3/25/2024 (f) (j)	340	298

Series 2019-RTL3, Class A2, 4.34%, 7/25/2024 (f) (j)	740	652

MASTR Adjustable Rate Mortgages Trust Series 2004-13, Class 2A1, 4.35%, 4/21/2034 (n)	148	141

MASTR Alternative Loan Trust

Series 2003-5, Class 30B1, 5.91%, 8/25/2033 ‡ (n)	673	674

Series 2004-6, Class 8A1, 5.50%, 7/25/2034	52	53

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	47

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued
Collateralized Mortgage Obligations — continued

United States — continued

Merrill Lynch Mortgage Investors Trust

Series 2003-A4, Class 3A, 4.50%, 5/25/2033 (n)	78	73

Series 2005-A2, Class A3, 3.73%, 2/25/2035 (n)	35	32

Series 2005-1, Class 2A1, 3.48%, 4/25/2035 (n)	41	37

Morgan Stanley Mortgage Loan Trust

Series 2004-5AR, Class 4A, 4.19%, 7/25/2034 (n)	72	68

Series 2004-7AR, Class 2A6, 3.94%, 9/25/2034 (n)	200	184

Series 2004-11AR, Class 1A2A, 0.80%, 1/25/2035 (n)	163	158

MortgageIT Mortgage Loan Trust Series 2006-1, Class 1A2, 0.69%, 4/25/2036 (n)	2,242	1,586

MortgageIT Trust Series 2005-1, Class 1B1, 1.99%, 2/25/2035 ‡ (n)	212	197

New Residential Mortgage Loan Trust

Series 2018-NQM1, Class B1, 5.28%, 11/25/2048 ‡ (f) (n)	1,184	1,173

Series 2019-NQM1, Class A1, 3.67%, 1/25/2049 (f) (n)	753	746

Series 2019-NQM4, Class B2, 5.05%, 9/25/2059 ‡ (f) (n)	2,000	1,781

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates

Series 2005-4, Class 1A2, 0.88%, 11/25/2035 (n)	214	210

Series 2005-5, Class 1APT, 0.77%, 12/25/2035 (n)	555	487

Opteum Mortgage Acceptance Corp. Trust

Series 2006-1, Class 1APT, 0.70%, 4/25/2036 (n)	694	605

Series 2006-1, Class 1AC1, 0.79%, 4/25/2036 (n)	496	429

PMT Credit Risk Transfer Trust Series 2019-2R, Class A, 3.19%, 5/27/2023 (f) (n)	382	363

PRPM LLC Series 2019-1A, Class A1, 4.50%, 1/25/2024 (f) (j)	1,504	1,431

RALI Trust Series 2006-QS3, Class 1A10, 6.00%, 3/25/2036	582	541

Residential Asset Securitization Trust Series 2006-A8, Class 3A1, 6.00%, 8/25/2036	2,526	1,788

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

RFMSI Trust

Series 2006-S10, Class 1A1, 6.00%, 10/25/2036	544	485

Series 2007-S6, Class 2A5, 0.99%, 6/25/2037(n)	1,775	1,353

STACR Trust Series 2018-DNA2, Class M2, 2.64%, 12/25/2030 ‡ (f) (n)	3,000	2,595

Starwood Mortgage Residential Trust

Series 2018-IMC1, Class A1, 3.79%, 3/25/2048 (f) (n)	2,062	2,063

Series 2019-1, Class M1, 3.76%, 6/25/2049 ‡ (f) (n)	2,000	1,773

Series 2019-INV1, Class M1, 3.06%, 9/27/2049 ‡ (f) (n)	500	437

Structured Asset Mortgage Investments II Trust Series 2007-AR7, Class 1A1, 1.34%, 5/25/2047 (n)	2,267	1,587

Toorak Mortgage Corp. Ltd.

Series 2018-1, Class A1, 4.34%, 8/25/2021 (f) (j)	660	573

Series 2019-2, Class A1, 3.72%, 9/25/2022 (j)	3,250	2,949

Verus Securitization Trust

Series 2018-2, Class B2, 5.18%, 6/1/2058 (f) (n)	4,000	2,416

Series 2019-INV2, Class M1, 3.50%, 7/25/2059 ‡ (f) (n)	2,000	1,624

Series 2019-INV2, Class B1, 4.45%, 7/25/2059 ‡ (f) (n)	1,500	1,191

Series 2019-INV3, Class A2, 2.95%, 11/25/2059 (f) (n)	52	50

Series 2019-INV1, Class M1, 4.03%, 12/25/2059 ‡ (f) (n)	1,000	815

Series 2020-1, Class B1, 3.62%, 1/25/2060 ‡ (f) (n)	1,177	881

WaMu Mortgage Pass-Through Certificates Series 2005-AR8, Class 2AB2, 1.33%, 7/25/2045 (n)	1,700	1,456

WaMu Mortgage Pass-Through Certificates Trust

Series 2005-AR3, Class A1, 3.62%, 3/25/2035 (n)	425	395

Series 2005-AR5, Class A6, 4.14%, 5/25/2035 (n)	270	260

Series 2005-AR7, Class A3, 4.25%, 8/25/2035 (n)	219	199

Series 2005-AR10, Class 1A3, 4.13%, 9/25/2035 (n)	158	155

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued
Collateralized Mortgage Obligations — continued

United States — continued

Series 2005-AR14, Class 1A4, 3.83%, 12/25/2035 (n)	214	198

Wells Fargo Mortgage-Backed Securities Trust

Series 2004-K, Class 1A2, 4.97%, 7/25/2034 (n)	35	35

Series 2005-AR14, Class A1, 4.81%, 8/25/2035 (n)	220	206

		145,417

Total Collateralized Mortgage Obligations (Cost $168,242)		147,826

Commercial Mortgage-Backed Securities — 4.2%

Cayman Islands — 0.1%

GPMT Ltd.

Series 2018-FL1, Class AS, 1.87%, 11/21/2035 ‡ (f) (n)	1,000	898

Series 2018-FL1, Class B, 2.22%, 11/21/2035 ‡ (f) (n)	1,000	866

		1,764

United States — 4.1%

Banc of America Commercial Mortgage Trust Series 2017-BNK3, Class D, 3.25%, 2/15/2050 ‡ (f)	670	396

BANK

Series 2017-BNK9, Class D, 2.80%, 11/15/2054 ‡ (f)	1,570	888

Series 2018-BN12, Class D, 3.00%, 5/15/2061 ‡ (f)	1,590	893

Series 2019-BN19, Class D, 3.00%, 8/15/2061 ‡ (f)	2,250	1,242

Series 2019-BN20, Class E, 2.50%, 9/15/2062 ‡ (f)	350	148

Series 2020-BN26, Class XA, IO, 1.36%, 3/15/2063 (n)	24,541	2,119

Barclays Commercial Mortgage Trust Series 2019-C4, Class D, 3.25%, 8/15/2052 ‡ (f)	1,500	893

BENCHMARK Mortgage Trust Series 2018-B1, Class D, 2.75%, 1/15/2051 ‡ (f)	1,203	741

Braemar Hotels & Resorts Trust Series 2018-PRME, Class C, 2.06%, 6/15/2035 ‡ (f) (n)	1,500	1,273

BX Commercial Mortgage Trust Series 2020-BXLP, Class F, 2.81%, 12/15/2036 ‡ (f) (n)	565	529

CAMB Commercial Mortgage Trust

Series 2019-LIFE, Class C, 2.26%, 12/15/2037 ‡ (f) (n)	2,900	2,775

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series 2019-LIFE, Class E, 2.96%, 12/15/2037 ‡ (f) (n)	2,845	2,661

Series 2019-LIFE, Class G, 4.06%, 12/15/2037 ‡ (f) (n)	2,560	2,343

CD Mortgage Trust Series 2017-CD5, Class D, 3.35%, 8/15/2050 ‡ (f)	351	233

Citigroup Commercial Mortgage Trust

Series 2019-SMRT, Class D, 4.90%, 1/10/2036 ‡ (f) (n)	3,160	2,807

Series 2019-PRM, Class E, 4.89%, 5/10/2036 ‡ (f)	1,650	1,469

Series 2016-C1, Class D, 5.12%, 5/10/2049 ‡ (f) (n)	585	426

Series 2017-P7, Class B, 4.14%, 4/14/2050 ‡ (n)	960	920

Commercial Mortgage Trust

Series 2020-CBM, Class F, 3.75%, 2/10/2037 ‡ (f) (n)	1,600	969

Series 2014-LC15, Class D, 5.15%, 4/10/2047 ‡ (f) (n)	1,000	784

Series 2014-UBS5, Class D, 3.50%, 9/10/2047 ‡ (f)	550	276

Series 2014-CR20, Class D, 3.22%, 11/10/2047 ‡ (f)	1,450	1,009

Series 2015-LC21, Class D, 4.49%, 7/10/2048 ‡ (n)	2,151	1,519

Series 2016-CR28, Class D, 4.05%, 2/10/2049 ‡ (n)	1,500	835

Series 2016-CR28, Class E, 4.30%, 2/10/2049 ‡ (f) (n)	1,458	753

Credit Suisse Mortgage Capital Certificates Series 2019-ICE4, Class D, 2.41%, 5/15/2036 ‡ (f) (n)	3,000	2,795

CSAIL Commercial Mortgage Trust Series 2016-C5, Class D, 3.73%, 11/15/2048 ‡ (f) (n)	1,000	707

DBGS Mortgage Trust

Series 2018-5BP, Class D, 2.16%, 6/15/2033 ‡ (f) (n)	4,000	3,500

Series 2019-1735, Class E, 4.33%, 4/10/2037 ‡ (f) (n)	865	670

DBJPM Mortgage Trust Series 2017-C6, Class D, 3.38%, 6/10/2050 ‡ (f) (n)	1,520	1,013

FHLMC Series 2020-RR05, Class X, IO, 2.01%, 1/27/2029 (n)	9,520	1,474

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	49

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued
Commercial Mortgage-Backed Securities — continued

United States — continued

FHLMC, Multifamily Structured Pass-Through Certificates

Series K721, Class X3, IO, 1.34%, 9/25/2022 (n)	22,604	659

Series K033, Class X1, IO, 0.41%, 7/25/2023 (n)	106,131	918

Series KC03, Class X1, IO, 0.63%, 11/25/2024 (n)	29,799	586

Series K064, Class X3, IO, 2.21%, 5/25/2027 (n)	14,685	1,811

Series K078, Class X1, IO, 0.23%, 6/25/2028 (n)	63,679	591

Series K082, Class X1, IO, 0.15%, 9/25/2028 (n)	420,833	1,934

Series K082, Class X3, IO, 2.29%, 10/25/2028 (n)	9,250	1,372

Series K084, Class X3, IO, 2.31%, 11/25/2028 (n)	10,000	1,505

Series K105, Class X1, IO, 1.65%, 1/25/2030 (n)	24,099	2,832

Series K059, Class X3, IO, 1.98%, 11/25/2044 (n)	15,200	1,588

Series K070, Class X3, IO, 2.11%, 12/25/2044 (n)	7,175	910

Series K065, Class X3, IO, 2.26%, 7/25/2045 (n)	16,900	2,164

Series K087, Class X3, IO, 2.39%, 1/25/2046 (n)	11,320	1,786

Series K081, Class X3, IO, 2.31%, 9/25/2046 (n)	15,822	2,360

FHLMC, Multi-Family Structured Pass-Through Certificates

Series K734, Class X3, IO, 2.24%, 7/25/2026 (n)	7,480	822

Series KC04, Class X1, IO, 1.41%, 12/25/2026 (n)	13,000	787

Series K083, Class X1, IO, 0.18%, 9/25/2028 (n)	134,056	807

Series K094, Class X1, IO, 1.02%, 6/25/2029 (n)	40,617	2,697

Series K723, Class X3, IO, 1.98%, 10/25/2034 (n)	6,909	402

Series K153, Class X3, IO, 3.90%, 4/25/2035 (n)	5,395	1,683

Series K716, Class X3, IO, 1.86%, 8/25/2042 (n)	16,608	345

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series K726, Class X3, IO, 2.20%, 7/25/2044 (n)	15,363	1,131

Series K728, Class X3, IO, 2.02%, 11/25/2045 (n)	8,624	641

Series K071, Class X3, IO, 2.08%, 11/25/2045 (n)	8,000	1,002

Series K072, Class X3, IO, 2.21%, 12/25/2045 (n)	5,200	701

Series K088, Class X3, IO, 2.42%, 2/25/2047 (n)	16,690	2,738

Series K092, Class X3, IO, 2.32%, 5/25/2047 (n)	7,055	1,132

Series K094, Class X3, IO, 2.20%, 7/25/2047 (n)	14,794	2,262

FNMA ACES Series 2019-M21, Class X2, IO, 1.47%, 2/25/2031 (n)	3,730	410

FREMF Series 2018-KF46, Class B, 2.94%, 3/25/2028 (f) (n)	470	370

FREMF Mortgage Trust

Series 2015-KF09, Class B, 6.34%, 5/25/2022 (f) (n)	118	116

Series 2015-KF10, Class B, 7.09%, 7/25/2022 (f) (n)	429	399

Series 2018-KI01, Class B, 3.44%, 9/25/2022 (f) (n)	1,692	1,645

Series 2017-KF31, Class B, 3.89%, 4/25/2024 (f) (n)	142	120

Series 2017-KF32, Class B, 3.54%, 5/25/2024 (f) (n)	464	399

Series 2017-KF36, Class B, 3.09%, 8/25/2024 (f) (n)	459	389

Series 2017-KF38, Class B, 3.49%, 9/25/2024 (f) (n)	462	393

Series 2018-KF42, Class B, 3.19%, 12/25/2024 (f) (n)	446	386

Series 2018-K731, Class B, 4.06%, 2/25/2025 (f) (n)	1,450	1,469

Series 2018-KF45, Class B, 2.94%, 3/25/2025 (f) (n)	963	809

Series 2018-KF47, Class B, 2.99%, 5/25/2025 (f) (n)	1,015	863

Series 2018-KF49, Class B, 2.89%, 6/25/2025 (f) (n)	528	447

Series 2018-KC02, Class B, 4.22%, 7/25/2025 (f) (n)	1,530	1,345

Series 2018-KF53, Class B, 3.04%, 10/25/2025 (n)	2,195	1,837

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued
Commercial Mortgage-Backed Securities — continued

United States — continued

Series 2019-KC03, Class B, 4.51%, 1/25/2026 (f) (n)	1,325	1,161

Series 2019-KF62, Class B, 3.04%, 4/25/2026 (f) (n)	990	825

Series 2019-K736, Class C, 3.88%, 7/25/2026 (f) (n)	1,500	1,337

Series 2018-KF48, Class B, 3.04%, 6/25/2028 (f) (n)	1,486	1,157

Series 2018-KF50, Class B, 2.89%, 7/25/2028 (f) (n)	242	189

Series 2018-K82, Class B, 4.27%, 9/25/2028 (f) (n)	725	730

Series 2019-KG01, Class B, 4.31%, 4/25/2029 (f) (n)	1,675	1,267

Series 2019-KF63, Class B, 3.34%, 5/25/2029 (f) (n)	1,895	1,458

Series 2019-KF65, Class B, 3.39%, 7/25/2029 (f) (n)	1,125	866

Series 2012-K19, Class C, 4.16%, 5/25/2045 (f) (n)	480	483

Series 2017-K67, Class C, 4.08%, 9/25/2049 (f) (n)	770	699

Series 2016-K60, Class B, 3.66%, 12/25/2049 (f) (n)	355	355

Series 2017-K65, Class B, 4.21%, 7/25/2050 (f) (n)	2,000	2,023

Series 2018-K72, Class B, 4.12%, 12/25/2050 (f) (n)	650	660

Series 2018-K74, Class B, 4.23%, 2/25/2051 (f) (n)	930	938

Series 2018-K75, Class B, 4.11%, 4/25/2051 (f) (n)	600	600

Series 2019-K103, Class C, 3.57%, 12/25/2051 (f) (n)	235	199

Series 2019-K94, Class C, 4.10%, 7/25/2052 (f) (n)	2,257	1,903

Series 2020-K737, Class B, 3.30%, 1/25/2053 (f) (n)	400	390

Series 2019-K96, Class B, 3.94%, 8/25/2056 (f) (n)	1,110	1,078

GNMA

Series 2012-44, IO, 0.26%, 3/16/2049 (n)	5,869	36

Series 2015-86, IO, 0.69%, 5/16/2052 (n)	5,854	229

Series 2013-7, IO, 0.36%, 5/16/2053 (n)	15,484	288

Series 2014-186, IO, 0.73%, 8/16/2054 (n)	9,390	350

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series 2013-178, IO, 0.64%, 6/16/2055 (n)	3,668	95

Series 2015-33, IO, 0.74%, 2/16/2056 (n)	16,148	691

Series 2015-59, IO, 1.00%, 6/16/2056 (n)	5,727	265

Series 2015-172, IO, 0.81%, 3/16/2057 (n)	3,131	137

Series 2016-40, IO, 0.71%, 7/16/2057 (n)	11,129	479

Series 2016-157, IO, 0.95%, 11/16/2057 (n)	10,392	681

Series 2016-71, Class QI, IO, 0.97%, 11/16/2057 (n)	26,301	1,600

Series 2016-96, IO, 0.98%, 12/16/2057 (n)	1,681	103

Series 2016-155, IO, 0.88%, 2/16/2058 (n)	19,969	1,308

Series 2016-151, IO, 1.07%, 6/16/2058 (n)	19,506	1,335

Series 2017-54, IO, 0.64%, 12/16/2058 (n)	7,609	385

Series 2017-86, IO, 0.78%, 5/16/2059 (n)	5,266	296

Series 2017-69, IO, 0.81%, 7/16/2059 (n)	2,873	170

Series 2017-171, IO, 0.69%, 9/16/2059 (n)	2,580	146

Series 2018-119, IO, 0.65%, 5/16/2060 (n)	7,950	476

Series 2020-28, IO, 0.86%, 11/16/2061 (n)	9,004	679

Series 2020-23, IO, 0.79%, 4/16/2062 (n)	14,101	1,029

GRACE Mortgage Trust Series 2014-GRCE, Class F, 3.71%, 6/10/2028 ‡ (f) (n)	3,260	3,233

GS Mortgage Securities Corp. Trust Series 2016-RENT, Class E, 4.20%, 2/10/2029 ‡ (f) (n)	2,500	2,434

GS Mortgage Securities Trust

Series 2013-GC12, Class E, 3.25%, 6/10/2046 ‡ (f)	400	285

Series 2013-GC12, Class D, 4.59%, 6/10/2046 ‡ (f) (n)	500	405

Series 2015-GC34, Class D, 2.98%, 10/10/2048 ‡	505	215

Series 2017-GS5, Class D, 3.51%, 3/10/2050 ‡ (f) (n)	2,809	1,933

Hudson Yards Mortgage Trust Series 2019-30HY, Class E, 3.56%, 7/10/2039 ‡ (f) (n)	2,000	1,767

Jackson Park Trust Series 2019-LIC, Class A, 2.77%, 10/14/2039 (f)	2,400	2,428

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	51

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued
Commercial Mortgage-Backed Securities — continued

United States — continued

JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-C16, Class D, 5.19%, 12/15/2046 ‡ (f) (n)	500	431

KNDL Mortgage Trust Series 2019-KNSQ, Class E, 2.61%, 5/15/2036 ‡ (f) (n)	990	911

LB Commercial Mortgage Trust Series 2007-C3, Class AJ, 6.11%, 7/15/2044 (n)	338	334

LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039 ‡ (n)	1,618	946

Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C15, Class D, 5.07%, 4/15/2047 ‡ (f) (n)	385	299

Morgan Stanley Capital I Trust

Series 2018-MP, Class D, 4.42%, 7/11/2040 ‡ (f) (n)	770	675

Series 2006-T23, Class D, 6.37%, 8/12/2041 ‡ (f) (n)	872	878

Series 2019-H7, Class D, 3.00%, 7/15/2052 ‡ (f)	1,746	885

Multifamily Connecticut Avenue Securities Trust Series 2019-01, Class M7, 2.19%, 10/15/2049 ‡ (f) (n)	388	326

Nationslink Funding Corp. Commercial Loan Pass-Through Certificates Series 1999-LTL1, Class E, 5.00%, 1/22/2026 ‡ (f)	1,935	1,965

Velocity Commercial Capital Loan Trust

Series 2018-2, Class M2, 4.51%, 10/26/2048 ‡ (f) (n)	331	317

Series 2018-2, Class M3, 4.72%, 10/26/2048 ‡ (f) (n)	479	449

Wells Fargo Commercial Mortgage Trust Series 2019-C52, Class XA, IO, 1.77%, 8/15/2052 (n)	3,983	398

WFRBS Commercial Mortgage Trust Series 2014-C22, Class D, 4.05%, 9/15/2057 ‡ (f) (n)	1,565	1,244

		140,477

Total Commercial Mortgage-backed Securities (Cost $161,643)		142,241

U.S. Treasury Obligations — 2.2%

U.S. Treasury Notes 2.50%, 1/31/2021 (o) (Cost $74,651)	73,798	75,095

Loan Assignments — 0.3% (p)

Canada — 0.0% (c)

Concordia Healthcare Corp., Initial Dollar Term Loan (ICE LIBOR USD 3 Month + 5.50%), 6.57%, 9/6/2024 (g)	539	464

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — 0.3%

American Axle & Manufacturing, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 2.74%, 4/6/2024 (g)	108	93

Avaya, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 5.06%, 12/15/2024 (g)	148	129

Buckeye Partners LP, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 3.77%, 11/1/2026 (g)	350	327

California Resources Corp., Senior Secured First Out (ICE LIBOR USD 3 Month + 4.75%), 6.36%, 12/31/2022 (g)	861	189

CenturyLink, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 2.65%, 3/15/2027 (g)	239	226

Cincinnati Bell, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 4.25%, 10/2/2024 (g)	604	591

Claire’s Stores, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 6.50%), 8.42%, 12/18/2026 (g) (q)	261	199

Dole Food Co., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 3.75%, 4/6/2024 (g)	402	385

Ensemble RCM LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.75%), 5.51%, 8/3/2026 (g)	72	69

FGI Operating Co. LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 10.00%), 12.00%, 5/16/2022 ‡ (g)	21	21

FGI Operating Co. LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.25%), 4.25%, 12/31/2100 (g) (i)	84	—

Gateway Casinos & Entertainment Ltd., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.00%), 4.45%, 12/1/2023 (g)	248	155

Greeneden US Holdings II LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.65%, 12/1/2023 (g)	276	261

Gulf Finance LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.25%; ICE LIBOR USD 3 Month + 5.25%), 6.42%, 8/25/2023 (g)	487	253

Meredith Corp., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.50%), 3.26%, 1/31/2025 (g)	322	294

Moran Foods LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 7.00%), 8.43%, 4/1/2024 ‡ (g)	535	535

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued
Loan Assignments — continued

United States — continued

Moran Foods LLC, 1st Lien Term Loan B-2 (ICE LIBOR USD 3 Month + 10.75%), 11.75%, 12/31/2100 ‡ (g)	332	260

Neiman Marcus Group Ltd. LLC, Term Loan (ICE LIBOR USD 1 Month + 6.50%), 8.00%, 10/25/2023 (g)	270	98

PetSmart, Inc., Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 5.00%, 3/11/2 022 (g)	1,123	1,088

Reynolds Group Holdings, Inc., Term Loan (ICE LIBOR USD 1 Month + 2.75%), 3.15%, 2/5/2023 (g)	361	343

Scientific Games International, Inc., 1st Lien Term Loan B-5 (ICE LIBOR USD 1 Month + 2.75%; ICE LIBOR USD 2 Month + 2.75%), 3.52%, 8/14/2024 (g)	1,002	826

Shutterfly, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 6.00%), 7.45%, 9/25/2026 (g)	344	298

Steinway Musical Instruments, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 4.54%, 2/14/2025 (g)	117	108

Syniverse Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 5.00%), 6.87%, 3/9/2023 (g)	647	443

UFC Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 4.25%, 4/29/2026 (g)	334	312

United Natural Foods, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 4.65%, 10/22/2025 (g)	372	334

Valeant Pharmaceuticals International, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 3.72%, 6/2/2025 (g)	1,646	1,590

Viskase Cos., Inc., Initial Term Loan (ICE LIBOR USD 3 Month + 3.25%), 4.70%, 1/30/2021 (g)	776	566

Windstream Corp., 1st Lien Term Loan B (3-MONTH PRIME + 5.00%), 8.25%, 3/29/2021 (g)	58	32

		10,025

Total Loan Assignments (Cost $12,287)		10,489

	SHARES (000)
Exchange-traded Funds — 0.3%

United States — 0.3%

iShares MSCI India ETF (b) (Cost $8,417)	320	8,660

INVESTMENTS	PRINCIPAL AMOUNT (000)			VALUE (000)

Supranational — 0.2%

Supranational — 0.2%

European Investment Bank

2.80%, 1/15/2021	AUD	1,837		1,216

2.25%, 7/30/2021 (f)	CAD	1,990		1,463

0.50%, 6/21/2023	AUD	1,210		782

Inter-American Development Bank

0.50%, 5/23/2023	CAD	3,650		2,593

1.70%, 10/10/2024	CAD	800		596

4.40%, 1/26/2026	CAD	614		528

TOTAL SUPRANATIONAL (Cost $7,579)				7,178

	SHARES (000)
Preferred Stocks — 0.0% (c)

United States — 0.0% (c)

Claire’s Stores, Inc. * ‡		—	(d)	387

GMAC Capital Trust I, Series 2, (ICE LIBOR USD 3 Month + 5.79%), 7.48%, 2/15/2040 ($25 par value) (g)		1		14

Goodman Networks, Inc. * ‡		3		—	(d)

MYT Holding Co., 10.00%, 6/7/2029 (f)		47		31

TOTAL PREFERRED STOCKS (Cost $181)				432

	PRINCIPAL AMOUNT (000)
Options Purchased — 0.0% (c)

Call Options Purchased — 0.0% (c)

European Union — 0.0% (c)

Foreign Exchange EUR/ILS 9/9/2020 at EUR 3.90, Vanilla, European Style Notional Amount: EUR 1,010 Counterparty: Goldman Sachs International *	EUR	1,010,000		16

United States — 0.0% (c)

Foreign Exchange USD/ILS 9/9/2020 at USD 3.50, Vanilla, European Style Notional Amount: USD 1,112 Counterparty: Goldman Sachs International *		1,111,500		17

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	53

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	NO. OF CONTRACTS	VALUE (000)
Long Positions — continued
Options Purchased — continued

Call Options Purchased — continued

United States — continued

S&P 500 Index 6/19/2020 at USD 3,375.00, European Style Notional Amount: USD 136,010 Exchange Traded *	467	97

		114

Total Call Options Purchased		130

	PRINCIPAL AMOUNT (000)
Put Options Purchased — 0.0% (c)

United States — 0.0% (c)

Foreign Exchange USD/JPY 8/14/2020 at USD 108.00, Vanilla, European Style Notional Amount: USD 3,714 Counterparty: Citibank, NA *	3,714,366	79

Foreign Exchange USD/JPY 8/14/2020 at USD 102.00, Vanilla, European Style Notional Amount: USD 3,726 Counterparty: Citibank, NA *	3,726,000	21

Total Put Options Purchased		100

Total Options Purchased (Cost $4,567)		230

Convertible Bonds — 0.0% (c)

United States — 0.0% (c)

Liberty Interactive LLC

4.00%, 11/15/2029	55	37

3.75%, 2/15/2030	100	66

Whiting Petroleum Corp. 1.25%, 4/1/2020 (i)	168	15

Total Convertible Bonds (Cost $276)		118

	NO. OF WARRANTS (000)

Warrants — 0.0% (c)

Canada — 0.0% (c)

Ultra Petroleum Corp. expiring 7/14/2025, price 1.00 USD *	28	1

United States — 0.0% (c)

iHeartMedia Capital I LLC expiring 5/2/2039, price 1.00 USD * ‡	4	26

Total Warrants (Cost $75)		27

INVESTMENTS	NO. OF RIGHTS (000)		VALUE (000)

Rights — 0.0% (c)

Australia — 0.0% (c)

Flight Centre Travel Group Ltd., expiring 5/1/2020, price 1.00 *		1	2

United States — 0.0% (c)

Media General, Inc., CVR * ‡		44	—	(d)

Vistra Energy Corp., expiring 12/31/2049 * ‡		17	16

			16

Total Rights (Cost $8)			18

	SHARES (000)

Short-Term Investments — 9.9%

Commercial Paper — 0.1%

Boeing Co. (The) 2.06%, 5/19/2020 (f) (r)		511	510

Eni Finance USA, Inc. 1.82%, 6/15/2020 (f) (r)		1,150	1,147

Natwest Markets Securities, Inc. 1.96%, 7/29/2020 (f) (r)		600	597

TransCanada PipeLines Ltd. 1.71%, 5/19/2020 (f) (r)		750	750

Total Commercial Paper (Cost $3,004)			3,004

	PRINCIPAL AMOUNT (000)

FOREIGN GOVERNMENT TREASURY BILLS — 0.5%

Canadian Treasury Bills

1.60%, 5/28/2020 (r)	CAD	10,662	7,659

0.35%, 3/4/2021 (r)		12,090	8,661

Total Foreign Government Treasury Bills (Cost $16,545)			16,320

	SHARES (000)

Investment Companies — 6.0%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.63% (s) (t) (Cost $202,629) 202,558			202,721

Investment Of Cash Collateral From Securities Loaned — 3.3%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.77% (s) (t)		94,011	94,029

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	SHARES (000)	VALUE (000)
Long Positions — continued
Investment Of Cash Collateral From Securities Loaned — continued

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.23% (s) (t)	15,966	15,966

Total Investment of Cash Collateral from Securities Loaned (Cost $109,976)		109,995

	PRINCIPAL AMOUNT (000)
U.S. Treasury Obligations — 0.0% (c)

U.S. Treasury Bills 0.13%, 9/17/2020 (Cost $1,654)	1,655	1,654

Total Short-Term Investments (Cost $333,808)		333,694

Total Long Positions (Cost $3,400,572)		3,482,545

	SHARES (000)
Short Positions — (0.5)%

Common Stocks — (0.5)%

United States — (0.5)%

Align Technology, Inc. *	(3)	(596)

Comcast Corp., Class A	(30)	(1,135)

Consolidated Edison, Inc.	(8)	(635)

Dentsply Sirona, Inc.	(9)	(383)

Ford Motor Co.	(153)	(779)

Franklin Resources, Inc.	(43)	(815)

Harley-Davidson, Inc.	(2)	(34)

Host Hotels & Resorts, Inc., REIT	(57)	(707)

Legg Mason, Inc.	(28)	(1,372)

Molson Coors Beverage Co., Class B	(16)	(672)

Motorola Solutions, Inc.	(10)	(1,461)

Stryker Corp.	(3)	(514)

Target Corp.	(14)	(1,502)

Tech Data Corp. *	(7)	(1,006)

WABCO Holdings, Inc. *	(20)	(2,689)

Walt Disney Co. (The)	(10)	(1,038)

Total Common Stocks (Proceeds $(15,314))		(15,338)

Exchange-Traded Funds — 0.0% (c)

United States — 0.0% (c)

SPDR S&P 500 ETF Trust(Proceeds $(996))	(4)	(1,057)

Total Short Positions (Proceeds $(16,310))		(16,395)

Total Investments — 102.4% (Cost $3,384,262)		3,466,150
Liabilities in Excess of Other Assets — (2.4)%		(80,785)

Net Assets — 100.0%		3,385,365

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Foreign Government Securities	12.6%

Banks	6.6

Asset-Backed Securities	4.4

Collateralized Mortgage Obligations	4.2

Commercial Mortgage-Backed Securities	4.1

Pharmaceuticals	3.6

Capital Markets	2.9

Oil, Gas & Consumable Fuels	2.4

Software	2.4

Insurance	2.4

Semiconductors & Semiconductor Equipment	2.4

Electric Utilities	2.3

U.S. Treasury Notes	2.2

Health Care Providers & Services	2.1

Internet & Direct Marketing Retail	2.0

Diversified Telecommunication Services	1.6

Media	1.6

IT Services	1.5

Specialty Retail	1.4

Equity Real Estate Investment Trusts (REITs)	1.3

Food Products	1.3

Technology Hardware, Storage & Peripherals	1.2

Interactive Media & Services	1.2

Machinery	1.2

Road & Rail	1.1

Biotechnology	1.1

Beverages	1.0

Automobiles	1.0

Others (each less than 1.0%)	17.9

Short-Term Investments	9.0

INDUSTRY(SHORT)	PERCENTAGE

Machinery	16.4%

Capital Markets	13.3

Multiline Retail	9.2

Health Care Equipment & Supplies	9.1

Communications Equipment	8.9

Media	6.9

Exchange-Traded Fund	6.5

Entertainment	6.3

Electronic Equipment, Instruments & Components	6.1

Automobiles	5.0

Equity Real Estate Investment Trusts (REITs)	4.3

Beverages	4.1

Multi-Utilities	3.9

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	55

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

Abbreviations

ABS	Asset-backed securities
ACES	Alternative Credit Enhancement Securities
ADR	American Depositary Receipt
AUD	Australian Dollar
CAD	Canadian Dollar
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
CLO	Collateralized Loan Obligations
CVA	Dutch Certification
CVR	Contingent Value Rights
DKK	Danish Krone
ETF	Exchange-Traded Fund
EUR	Euro
FDR	Fiduciary Depository Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of April 30, 2020. The rate may be subject to a cap and floor.
ILS	Israeli Shekel
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
JPY	Japanese Yen
LIBOR	London Interbank Offered Rate
NVDR	Non-voting depository receipt
OYJ	Public Limited Company
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
RTS	Russian Trading System
SCA	Limited partnership with share capital
SDR	Swedish Depositary Receipt
SEK	Swedish Krona
SGPS	Holding company
SOFR	Secured Overnight Financing Rate
SPDR	Standard & Poor’s Depository Receipts
UAH	Ukrainian Hryvnia
USD	United States Dollar

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	The security or a portion of this security is on loan at April 30, 2020. The total value of securities on loan at April 30, 2020 is approximately $101,292,000.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Amount rounds to less than one thousand.
(e)	All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is approximately $16,245,000 and $16,834,000 respectively.
(f)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(g)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of April 30, 2020.
(h)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(i)	Defaulted security.
(j)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of April 30, 2020.
(k)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of April 30, 2020.
(l)	Security is an interest bearing note with preferred security characteristics.
(m)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(n)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of April 30, 2020.
(o)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(p)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(q)	Fund is subject to legal or contractual restrictions on the resale of the security.
(r)	The rate shown is the effective yield as of April 30, 2020.
(s)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(t)	The rate shown is the current yield as of April 30, 2020.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN FUNDS	APRIL 30, 2020

Futures contracts outstanding as of April 30, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts

Australia 10 Year Bond	50	06/2020	AUD	4,850	1

Australia 3 Year Bond	132	06/2020	AUD	10,079	45

Canada 10 Year Bond	13	06/2020	CAD	1,395	70

Euro-BTP	29	06/2020	EUR	4,405	(64)

Euro-Bund	88	06/2020	EUR	16,821	303

Euro-Buxl	39	06/2020	EUR	9,368	(24)

Euro-OAT	77	06/2020	EUR	14,246	(246)

Euro-Schatz	88	06/2020	EUR	10,829	9

Foreign Exchange EUR/USD	993	06/2020	USD	136,103	(2,770)

Foreign Exchange JPY/USD	2,151	06/2020	USD	250,645	(3,201)

Japan 10 Year Bond	5	06/2020	JPY	7,118	(77)

Japan 10 Year Bond Mini	86	06/2020	JPY	12,248	(150)

Long Gilt	52	06/2020	GBP	9,019	213

MSCI EAFE E-Mini Index	130	06/2020	USD	10,644	528

MSCI Emerging Markets E-Mini Index	76	06/2020	USD	3,443	12

Russell 2000 E-Mini Index	275	06/2020	USD	17,971	1,076

S&P 500 E-Mini Index	3,278	06/2020	USD	475,515	46,950

Short-Term Euro-BTP	38	06/2020	EUR	4,637	(52)

TOPIX Index	96	06/2020	JPY	13,002	679

U.S. Treasury 2 Year Note	163	06/2020	USD	35,925	4

U.S. Treasury 5 Year Note	1,999	06/2020	USD	250,718	8,088

U.S. Treasury 10 Year Note	54	06/2020	USD	7,499	182

U.S. Treasury Long Bond	257	06/2020	USD	46,381	(383)

U.S. Treasury Ultra Bond	75	06/2020	USD	16,772	(264)

					50,929

Short Contracts

Euro-Bobl	(18)	06/2020	EUR	(2,682)	(8)

Euro-Bund	(453)	06/2020	EUR	(86,590)	1,083

MSCI Emerging Markets E-Mini Index	(981)	06/2020	USD	(44,439)	(2,595)

MSCI Europe Equity Index	(3,413)	06/2020	EUR	(74,634)	(11,511)

U.S. Treasury 2 Year Note	(104)	06/2020	USD	(22,921)	— (a)

U.S. Treasury 5 Year Note	(79)	06/2020	USD	(9,908)	(323)

U.S. Treasury 10 Year Note	(1,081)	06/2020	USD	(150,124)	197

U.S. Treasury 10 Year Ultra Note	(527)	06/2020	USD	(82,607)	114

U.S. Treasury Long Bond	(21)	06/2020	USD	(3,790)	43

					(13,000)

					37,929

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EAFE	Europe, Australasia, and Far East
EUR	Euro
GBP	British Pound

JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
TOPIX	Tokyo Stock Price Index
USD	United States Dollar
(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	57

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

Forward foreign currency exchange contracts outstanding as of April 30, 2020 (amounts in thousands):
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
DKK	13,185	USD	1,922	BNP Paribas	5/5/2020	14
EUR	4,076	USD	4,428	BNP Paribas	5/5/2020	39
EUR	758	USD	829	Goldman Sachs International	5/5/2020	2
EUR	1,053	USD	1,151	Standard Chartered Bank	5/5/2020	3
GBP	39,287	USD	49,139	State Street Corp.	5/5/2020	343
USD	2,673	EUR	2,406	State Street Corp.	5/5/2020	35
USD	634	JPY	68,063	Merrill Lynch International	5/7/2020	—	(a)
EUR	5	USD	6	BNP Paribas	5/15/2020	—	(a)
EUR	2,624	USD	2,866	Merrill Lynch International	5/15/2020	10
EUR	89	USD	97	Standard Chartered Bank	5/15/2020	1
USD	75,576	CAD	105,106	Merrill Lynch International	5/19/2020	65
USD	185	TRY	1,161	BNP Paribas	5/22/2020	20
USD	93	TRY	585	Citibank, NA	5/22/2020	10
AUD	127	USD	79	Goldman Sachs International	5/27/2020	4
CLP	65,187	USD	77	Citibank, NA**	5/27/2020	1
CZK	1,959	EUR	72	BNP Paribas	5/27/2020	—	(a)
EUR	72	USD	78	State Street Corp.	5/27/2020	1
USD	77	TRY	536	Goldman Sachs International	5/27/2020	1
AUD	1,766	USD	1,141	Royal Bank of Canada	6/3/2020	10
EUR	3,014	USD	3,273	State Street Corp.	6/3/2020	32
GBP	1,526	USD	1,896	BNP Paribas	6/3/2020	26
USD	7,475	AUD	11,420	BNP Paribas	6/3/2020	32
USD	9,325	CAD	12,931	Merrill Lynch International	6/3/2020	35
USD	150,264	JPY	16,010,650	BNP Paribas	6/3/2020	1,009
AUD	3,246	USD	1,989	HSBC Bank, NA	6/23/2020	127
CAD	139	EUR	90	Goldman Sachs International	6/23/2020	1
CAD	1,350	USD	956	BNP Paribas	6/23/2020	14
CAD	137	USD	97	Goldman Sachs International	6/23/2020	1
CAD	1,349	USD	960	TD Bank Financial Group	6/23/2020	9
EUR	828	USD	904	Goldman Sachs International	6/23/2020	5
EUR	89	USD	98	State Street Corp.	6/23/2020	—	(a)
HUF	38,046	USD	112	HSBC Bank, NA	6/23/2020	6
IDR	6,350,585	USD	396	BNP Paribas**	6/23/2020	19
MXN	7,060	USD	287	Barclays Bank plc	6/23/2020	3
MXN	11,226	USD	457	BNP Paribas	6/23/2020	5
MXN	14,932	USD	613	Goldman Sachs International	6/23/2020	2
MYR	1,844	USD	424	Standard Chartered Bank**	6/23/2020	4
PLN	174	USD	42	Citibank, NA	6/23/2020	—	(a)
RUB	38,347	USD	470	Barclays Bank plc**	6/23/2020	41
RUB	48,082	USD	605	Goldman Sachs International**	6/23/2020	35
SGD	1,711	USD	1,185	Goldman Sachs International	6/23/2020	29
USD	1,431	CAD	1,982	Barclays Bank plc	6/23/2020	6
USD	2,112	CAD	2,910	Goldman Sachs International	6/23/2020	21
USD	138	CZK	3,222	Citibank, NA	6/23/2020	7
USD	3	EUR	3	Barclays Bank plc	6/23/2020	—	(a)
USD	120	EUR	106	Merrill Lynch International	6/23/2020	4
USD	2,827	EUR	2,493	State Street Corp.	6/23/2020	92
USD	259	HUF	79,154	Citibank, NA	6/23/2020	13
USD	426	IDR	6,350,585	BNP Paribas**	6/23/2020	11
USD	650	JPY	69,548	Royal Bank of Canada	6/23/2020	1
USD	650	JPY	69,547	Standard Chartered Bank	6/23/2020	1
USD	3,111	JPY	324,681	State Street Corp.	6/23/2020	83
USD	740	MXN	17,476	Citibank, NA	6/23/2020	21
USD	17	MXN	367	Goldman Sachs International	6/23/2020	2
USD	322	MXN	7,774	HSBC Bank, NA	6/23/2020	2
USD	659	MYR	2,754	Standard Chartered Bank**	6/23/2020	19

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN FUNDS	APRIL 30, 2020

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
USD	901	PLN	3,533	BNP Paribas	6/23/2020	49
USD	11	PLN	41	Goldman Sachs International	6/23/2020	1
USD	522	RUB	38,347	Goldman Sachs International**	6/23/2020	11
USD	943	TRY	6,394	Barclays Bank plc	6/23/2020	41
USD	1,066	TRY	6,914	BNP Paribas	6/23/2020	90
USD	607	ZAR	10,705	HSBC Bank, NA	6/23/2020	33
CHF	1,349	USD	1,392	Goldman Sachs International	6/29/2020	8
CHF	744	USD	768	Merrill Lynch International	6/29/2020	5
DKK	15,637	USD	2,270	Citibank, NA	6/29/2020	29
EUR	772	CHF	812	State Street Corp.	6/29/2020	5
EUR	3,928	USD	4,262	Goldman Sachs International	6/29/2020	47
EUR	5,556	USD	6,047	Merrill Lynch International	6/29/2020	49
EUR	3,240	USD	3,505	State Street Corp.	6/29/2020	49
GBP	526	EUR	601	Royal Bank of Canada	6/29/2020	3
GBP	371	USD	437	Merrill Lynch International	6/29/2020	31
GBP	423	USD	500	Royal Bank of Canada	6/29/2020	33
GBP	14,385	USD	16,818	State Street Corp.	6/29/2020	1,304
NOK	3,957	USD	348	BNP Paribas	6/29/2020	39
NOK	1,962	USD	173	Goldman Sachs International	6/29/2020	18
SEK	5,035	EUR	452	Merrill Lynch International	6/29/2020	21
SEK	6,857	USD	674	Goldman Sachs International	6/29/2020	29
USD	523	EUR	475	Barclays Bank plc	6/29/2020	1
USD	769	EUR	700	Credit Suisse International	6/29/2020	1
USD	3,418	EUR	3,100	State Street Corp.	6/29/2020	17

Total unrealized appreciation						4,191

AUD	11,420	USD	7,475	BNP Paribas	5/5/2020	(33)
CAD	12,931	USD	9,325	Merrill Lynch International	5/5/2020	(35)
USD	6,951	AUD	11,420	State Street Corp.	5/5/2020	(491)
USD	9,078	CAD	12,931	Goldman Sachs International	5/5/2020	(212)
USD	1,934	DKK	13,185	Barclays Bank plc	5/5/2020	(2)
USD	214,841	EUR	196,057	Barclays Bank plc	5/5/2020	(12)
USD	48,545	GBP	39,287	State Street Corp.	5/5/2020	(938)
USD	2,590	SEK	26,226	Barclays Bank plc	5/5/2020	(98)
USD	146,948	JPY	15,942,587	TD Bank Financial Group	5/7/2020	(1,616)
USD	3,067	EUR	2,817	Citibank, NA	5/15/2020	(22)
CAD	57,602	USD	41,423	Merrill Lynch International	5/19/2020	(40)
TRY	1,746	USD	261	Goldman Sachs International	5/22/2020	(12)
TRY	536	USD	77	Goldman Sachs International	5/27/2020	(1)
USD	78	AUD	127	Citibank, NA	5/27/2020	(4)
USD	77	CLP	65,187	Citibank, NA**	5/27/2020	(1)
USD	79	CZK	1,959	State Street Corp.	5/27/2020	(1)
JPY	282,490	USD	2,640	HSBC Bank, NA	6/3/2020	(6)
USD	1,923	DKK	13,185	BNP Paribas	6/3/2020	(14)
USD	2,278	EUR	2,093	Goldman Sachs International	6/3/2020	(18)
USD	209,526	EUR	192,576	Merrill Lynch International	6/3/2020	(1,634)
USD	49,145	GBP	39,287	State Street Corp.	6/3/2020	(344)
USD	2,674	SEK	26,226	State Street Corp.	6/3/2020	(15)
CAD	956	USD	694	Citibank, NA	6/23/2020	(7)
CAD	961	USD	693	Royal Bank of Canada	6/23/2020	(2)
COP	2,303,270	USD	592	Citibank, NA**	6/23/2020	(13)
CZK	2,268	USD	92	Goldman Sachs International	6/23/2020	— (a)
CZK	954	USD	39	Merrill Lynch International	6/23/2020	— (a)
EUR	666	USD	764	Goldman Sachs International	6/23/2020	(33)
EUR	1,919	USD	2,185	State Street Corp.	6/23/2020	(80)
HUF	6,429	USD	20	Citibank, NA	6/23/2020	— (a)
HUF	34,679	USD	112	HSBC Bank, NA	6/23/2020	(5)
JPY	139,095	USD	1,325	Goldman Sachs International	6/23/2020	(28)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	59

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
JPY	324,681	USD	3,063	Royal Bank of Canada	6/23/2020	(35)
MXN	9,802	USD	412	Goldman Sachs International	6/23/2020	(9)
MYR	978	USD	228	Standard Chartered Bank**	6/23/2020	(2)
PLN	3,401	USD	856	Goldman Sachs International	6/23/2020	(37)
RUB	7,488	USD	100	Barclays Bank plc**	6/23/2020	— (a)
TRY	3,457	USD	552	Barclays Bank plc	6/23/2020	(64)
TRY	7,701	USD	1,159	Goldman Sachs International	6/23/2020	(71)
TRY	2,150	USD	329	HSBC Bank, NA	6/23/2020	(25)
USD	2,034	AUD	3,246	State Street Corp.	6/23/2020	(81)
USD	566	COP	2,303,270	Barclays Bank plc**	6/23/2020	(13)
USD	887	EUR	810	State Street Corp.	6/23/2020	(1)
USD	704	MXN	17,404	HSBC Bank, NA	6/23/2020	(12)
USD	15	MYR	67	Standard Chartered Bank**	6/23/2020	— (a)
USD	678	RUB	55,570	Barclays Bank plc**	6/23/2020	(62)
USD	1,201	SGD	1,711	State Street Corp.	6/23/2020	(13)
ZAR	206	USD	13	Citibank, NA	6/23/2020	(2)
ZAR	10,500	USD	583	State Street Corp.	6/23/2020	(20)
CHF	883	USD	917	Barclays Bank plc	6/29/2020	— (a)
EUR	650	CHF	691	Goldman Sachs International	6/29/2020	(3)
EUR	586	GBP	515	Merrill Lynch International	6/29/2020	(7)
EUR	543	GBP	475	TD Bank Financial Group	6/29/2020	(2)
EUR	355	NOK	4,036	Goldman Sachs International	6/29/2020	(5)
EUR	618	USD	680	Goldman Sachs International	6/29/2020	(2)
EUR	829	USD	921	State Street Corp.	6/29/2020	(12)
USD	1,618	CHF	1,579	Barclays Bank plc	6/29/2020	(21)
USD	1,311	CHF	1,270	Goldman Sachs International	6/29/2020	(8)
USD	2,689	CHF	2,597	Merrill Lynch International	6/29/2020	(6)
USD	438	CHF	426	Royal Bank of Canada	6/29/2020	(4)
USD	1,089	EUR	1,000	BNP Paribas	6/29/2020	(8)
USD	3,217	EUR	2,953	Credit Suisse International	6/29/2020	(23)
USD	8,460	EUR	7,788	Goldman Sachs International	6/29/2020	(84)
USD	7,319	EUR	6,732	Merrill Lynch International	6/29/2020	(66)
USD	869	EUR	800	Royal Bank of Canada	6/29/2020	(9)
USD	65,818	EUR	60,442	Standard Chartered Bank	6/29/2020	(495)
USD	2,110	EUR	1,936	State Street Corp.	6/29/2020	(14)
USD	1,464	GBP	1,167	Merrill Lynch International	6/29/2020	(5)
USD	477	GBP	386	Standard Chartered Bank	6/29/2020	(10)
USD	869	GBP	699	State Street Corp.	6/29/2020	(11)
USD	1,104	NOK	12,147	Citibank, NA	6/29/2020	(82)
USD	191	SEK	1,911	Citibank, NA	6/29/2020	(5)
USD	553	SEK	5,572	State Street Corp.	6/29/2020	(18)

Total unrealized depreciation						(7,064)

Net unrealized depreciation						(2,873)

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chile Peso
COP	Colombian Peso
CZK	Czech Republic Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint

IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN FUNDS	APRIL 30, 2020

USD	United States Dollar
ZAR	South African Rand

(a)	Amount rounds to less than one thousand.
**	Non-deliverable forward.

Over-the-Counter (“OTC”) Total Return Basket Swaps Outstanding at April 30, 2020 (amounts in thousands):
COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE

Bank of America NA	The Fund receives the total return on a portfolio of long equity positions and pays or receives the net of one month LIBOR on long positions, plus or minus a specified spread (rates range from 0.00% to 0.55%), which is denominated in GBP based on the local currencies of the positions within the swaps.	10/30/2020	$13,084	$968	$184	$1,152

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stock
United Kingdom
AstraZeneca plc	8	792	124	0.0	(a)
Barratt Developments plc	123	805	69	0.0	(a)
Berkeley Group Holdings plc	9	480	37	0.0	(a)
British American Tobacco plc	19	721	27	0.0	(a)
Centrica plc	439	220	1	0.0	(a)
Dunelm Group plc	41	476	85	0.0	(a)
Games Workshop Group plc	4	293	67	0.0	(a)
Intermediate Capital Group plc	65	913	76	0.0	(a)
National Express Group plc*	111	381	42	0.0	(a)
Next plc	14	821	91	0.0	(a)
Prudential plc	33	472	15	0.0	(a)
Reckitt Benckiser Group plc	8	657	(7)	(0.0	)(a)
Segro plc	96	1,006	61	0.0	(a)
Spirent Communications plc	257	777	(3)	(0.0	)(a)
Taylor Wimpey plc	517	955	122	0.0	(a)

	1,744	9,769	807	0.0	(a)

Australia
BHP Group plc	36	609	3	0.0	(a)
Rio Tinto plc	19	850	(21)	(0.0	)(a)

	55	1,459	(18)	(0.0	)(a)

Russia
Polymetal International plc	63	1,299	185	0.0	(a)
South Africa
Anglo American plc	31	557	(6)	(0.0	)(a)

Total Long Positions of Total Return Basket Swap	1,893	13,084	968	0.0	(a)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	61

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE

Bank of America NA	The Fund receives the total return on a portfolio of long equity positions and pays or receives the net of one month EURIBOR on long positions, plus or minus a specified spread (rates range from 0.00% to 0.35%), which is denominated in EUR based on the local currencies of the positions within the swaps.	10/29/2021	$977	$215	$10	$225

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stock
Ireland
AIB Group plc*	352	486	86	0.0	(a)
Bank of Ireland Group plc*	239	491	129	0.0	(a)

Total Long Positions of Total Return Basket Swap	591	977	215	0.0	(a)

The following reference rates, and their values as of period-end, are used for security descriptions:
VALUE
EURIBOR	(0.46)%
GBP LIBOR	0.20

Summary of OTC total swap contracts outstanding as of April 30, 2020 (amounts in thousands):
	NET UPFRONT PAYMENTS (RECEIPTS)($)	VALUE($)
Assets
OTC total return basket swap contracts outstanding	—	1,377

Abbreviations

EUR	Euro
EURIBOR	Euro Interbank Offered Rate
GBP	British Pound
LIBOR	London Interbank Offered Rate

(a)	Amount rounds to less than 0.1% of net assets.
(1)	Notional value represents market value as of April 30, 2020 of these positions based on the securities’ last sale or closing price on the principal exchange on which the securities are traded.
(2)	Unrealized appreciation (depreciation) represents the unrealized gain(loss) of the positions subsequent to the swap reset.
*	Non-income producing security.

Written Call Options Contracts as of April 30, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT		EXERCISE PRICE		EXPIRATION DATE	VALUE($)
Foreign Exchange EUR/ILS	Goldman Sachs International	1,010,000	EUR	1,010	EUR	3.90	9/9/2020	(16)
Foreign Exchange USD/ILS	Goldman Sachs International	1,111,500	USD	1,112	USD	3.50	9/9/2020	(17)

								(33)

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN FUNDS	APRIL 30, 2020

Written Put Options Contracts as of April 30, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT		EXERCISE PRICE		EXPIRATION DATE	VALUE($)
Foreign Exchange USD/JPY	Citibank, NA	3,714,366	USD	3,714	USD	102.00	8/14/2020	(21)
Foreign Exchange USD/JPY	Citibank, NA	3,726,000	USD	3,726	USD	108.00	8/14/2020	(79)

								(100)

Total Written Options Contracts (Premiums Received $264)								(133)

Abbreviations

EUR	Euro
ILS	Israeli Shekel
JPY	Japanese Yen
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	63

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — 37.3%

Argentina — 0.0% (a)

YPF SA 6.95%, 7/21/2027 (b)	2,680	1,193

Australia — 0.2%

Australia & New Zealand Banking Group Ltd. (USD ICE Swap Rate 5 Year + 5.17%), 6.75%, 6/15/2026 (c) (d) (e) (f)	13,961	14,973

BHP Billiton Finance USA Ltd. (USD Swap Semi 5 Year + 5.09%), 6.75%, 10/19/2075 (d) (e)	1,720	1,922

Commonwealth Bank of Australia (ICE LIBOR USD 3 Month + 0.32%), 1.54%, 6/25/2020 (d) (e)	540	540

FMG Resources August 2006 Pty. Ltd.

4.75%, 5/15/2022 (e)	1,290	1,296

5.13%, 5/15/2024 (e) (g)	1,089	1,105

Macquarie Bank Ltd.

(ICE LIBOR USD 3 Month + 0.45%), 2.19%, 8/6/2021 (d) (e)	500	494

(ICE LIBOR USD 3 Month + 0.45%), 2.13%, 11/24/2021 (d) (e)	380	376

National Australia Bank Ltd. 4.38%, 12/10/2020 (e)	690	703

		21,409

Azerbaijan — 0.0% (a)

Southern Gas Corridor CJSC 6.88%, 3/24/2026 (b)	950	993

State Oil Co. of the Azerbaijan Republic

4.75%, 3/13/2023 (b)	686	686

6.95%, 3/18/2030 (b)	2,180	2,281

		3,960

Bahrain — 0.0% (a)

Oil and Gas Holding Co. BSCC (The) 7.50%, 10/25/2027 (b)	1,150	1,107

Belarus — 0.0% (a)

Development Bank of the Republic of Belarus JSC 6.75%, 5/2/2024 (e)	750	690

Belgium — 0.1%

Anheuser-Busch InBev Worldwide, Inc.

4.75%, 1/23/2029	8,600	9,918

4.90%, 1/23/2031	3,330	3,902

4.38%, 4/15/2038	1,225	1,320

KBC Group NV (EUR Swap Annual 5 Year + 4.69%), 4.75%, 3/5/2024 (b) (c) (d) (f)	EUR 1,200	1,308

		16,448

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Brazil — 0.0% (a)

GTL Trade Finance, Inc. 5.89%, 4/29/2024 (b)	496	502

MV24 Capital BV 6.75%, 6/1/2034 (e)	671	566

Petrobras Global Finance BV

6.90%, 3/19/2049	1,030	989

6.85%, 6/5/2115	300	280

Suzano Austria GmbH 6.00%, 1/15/2029	550	547

Votorantim Cimentos International SA 7.25%, 4/5/2041(b)	440	475

		3,359

Canada — 1.3%

1011778 BC ULC

4.25%, 5/15/2024 (e)	8,332	8,329

3.88%, 1/15/2028 (e)	3,073	2,981

Advanz Pharma Corp. Ltd. 8.00%, 9/6/2024 (g)	2,095	1,865

Alimentation Couche-Tard, Inc.

2.95%, 1/25/2030 (e)	390	381

3.80%, 1/25/2050 (e)	135	126

ATS Automation Tooling Systems, Inc.

6.50%, 6/15/2023 (e)	1,570	1,570

Bank of Montreal

(ICE LIBOR USD 3 Month + 0.40%), 1.30%, 9/10/2021 (d)	890	883

1.85%, 5/1/2025	6,140	6,158

Bank of Nova Scotia (The) 1.63%, 5/1/2023	7,335	7,334

Baytex Energy Corp. 8.75%, 4/1/2027 (e)	2,925	1,111

Bombardier, Inc.

6.00%, 10/15/2022 (e)	1,868	1,401

6.13%, 1/15/2023 (e)	1,943	1,389

7.50%, 12/1/2024 (e)	3,887	2,583

7.50%, 3/15/2025 (e)	6,539	4,230

Calfrac Holdings LP 8.50%, 6/15/2026 (e)	1,200	60

Canadian Imperial Bank of Commerce (ICE LIBOR USD 3 Month + 0.79%), 2.61%, 7/22/2023 (d)	4,300	4,375

Emera US Finance LP

3.55%, 6/15/2026	1,290	1,361

4.75%, 6/15/2046	370	399

Emera, Inc. Series 16-A, (ICE LIBOR USD 3 Month + 5.44%), 6.75%, 6/15/2076 (d)	19,095	20,184

Enbridge, Inc.

Series 16-A, (ICE LIBOR USD 3 Month + 3.89%), 6.00%, 1/15/2077 (d)	2,730	2,443

(ICE LIBOR USD 3 Month + 3.64%), 6.25%, 3/1/2078 (d)	5,421	4,963

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Canada — continued

Fortis, Inc. 3.06%, 10/4/2026	1,960	1,989

Gateway Casinos & Entertainment Ltd. 8.25%, 3/1/2024 (e)	5,033	4,228

GFL Environmental, Inc. 4.25%, 6/1/2025 (e) (g)	2,345	2,357

Hudbay Minerals, Inc.

7.25%, 1/15/2023 (e)	1,140	1,038

7.63%, 1/15/2025 (e) (g)	825	746

Intertape Polymer Group, Inc.

7.00%, 10/15/2026 (e)	1,465	1,485

MEG Energy Corp.

7.00%, 3/31/2024 (e)	944	670

6.50%, 1/15/2025 (e)	4,437	3,638

7.13%, 2/1/2027 (e)	5,659	3,905

NOVA Chemicals Corp.

4.88%, 6/1/2024 (e)	5,040	4,523

5.00%, 5/1/2025 (e)	3,340	2,821

5.25%, 6/1/2027 (e)	4,656	3,725

Open Text Corp.

5.88%, 6/1/2026 (e)	1,781	1,870

Precision Drilling Corp.

7.75%, 12/15/2023	1,540	677

5.25%, 11/15/2024	248	94

7.13%, 1/15/2026 (e) (g)	5,484	2,194

Quebecor Media, Inc. 5.75%, 1/15/2023	6,263	6,601

Rogers Communications, Inc. 4.35%, 5/1/2049	430	516

Royal Bank of Canada 1.60%, 4/17/2023	6,560	6,588

Stars Group Holdings BV 7.00%, 7/15/2026 (e)	3,481	3,578

TransCanada PipeLines Ltd.

9.88%, 1/1/2021	476	499

4.25%, 5/15/2028 (g)	1,215	1,307

Transcanada Trust

Series 16-A, (ICE LIBOR USD 3 Month + 4.64%), 5.87%, 8/15/2076 (d)	2,515	2,381

(ICE LIBOR USD 3 Month + 4.15%), 5.50%, 9/15/2079 (d)	7,332	6,892

Videotron Ltd.

5.38%, 6/15/2024 (e)	5,053	5,356

5.13%, 4/15/2027 (e)	4,520	4,724

		148,528

Cayman Islands — 0.0% (a)

Bioceanico Sovereign Certificate Ltd. Zero Coupon, 6/5/2034 (e)	420	259

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Cayman Islands — continued

Global Aircraft Leasing Co. Ltd. 6.50% (cash), 9/15/2024 (e) (h)	4,990	3,017

		3,276

Chile — 0.0% (a)

Corp. Nacional del Cobre de Chile

4.88%, 11/4/2044 (b)	400	428

3.70%, 1/30/2050 (e)	1,400	1,269

Empresa Electrica Angamos SA 4.88%, 5/25/2029 (b)	576	564

Empresa Nacional del Petroleo 3.75%, 8/5/2026 (b)	700	674

		2,935

China — 0.0% (a)

China Evergrande Group

7.50%, 6/28/2023 (b)	800	627

8.75%, 6/28/2025 (b)	1,600	1,254

Sinopec Group Overseas Development 2018 Ltd. 3.68%, 8/8/2049 (e)	500	541

State Grid Overseas Investment 2016 Ltd. 2.25%, 5/4/2020 (e)	360	360

		2,782

Colombia — 0.0% (a)

Ecopetrol SA

5.88%, 9/18/2023	950	969

5.38%, 6/26/2026	690	677

7.38%, 9/18/2043	412	427

5.88%, 5/28/2045	730	643

		2,716

Costa Rica — 0.0% (a)

Instituto Costarricense de Electricidad 6.95%, 11/10/2021 (b)	790	725

Denmark — 0.0% (a)

Danske Bank A/S (ICE LIBOR USD 3 Month + 1.59%), 3.24%, 12/20/2025 (d) (e)	1,000	1,000

Finland — 0.1%

Nokia OYJ 6.63%, 5/15/2039 (g)	1,134	1,202

Nordea Bank Abp (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.11%), 6.63%, 3/26/2026 (c) (d) (e) (f)	3,870	3,894

		5,096

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	65

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

France — 0.5%

Altice France SA

7.38%, 5/1/2026 (e)	14,428	15,077

8.13%, 2/1/2027 (e)	5,809	6,290

BPCE SA (SOFR + 0.44%), 0.45%, 2/17/2022 (d) (e)	390	381

Credit Agricole SA

4.38%, 3/17/2025 (e)	1,000	1,058

(USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025 (c) (d) (e) (f)	8,611	9,558

Societe Generale SA

(USD Swap Semi 5 Year + 6.24%), 7.38%, 9/13/2021 (c) (d) (e) (f)	15,320	14,956

(USD ICE Swap Rate 5 Year + 5.87%), 8.00%, 9/29/2025 (c) (d) (e) (f)	10,965	11,130

(USD Swap Semi 5 Year + 3.93%), 6.75%, 4/6/2028 (c) (d) (e) (f)	2,035	1,909

Total Capital International SA 2.83%, 1/10/2030	2,310	2,390

		62,749

Germany — 0.1%

BMW US Capital LLC (ICE LIBOR USD 3 Month + 0.37%), 2.07%, 8/14/2020 (d) (e)	501	499

Daimler Finance North America LLC 2.20%, 5/5/2020 (e)	300	300

Deutsche Telekom International Finance BV

3.60%, 1/19/2027 (e) (g)	1,185	1,287

8.75%, 6/15/2030 (i)	4,340	6,409

Volkswagen Group of America Finance LLC 2.50%, 9/24/2021 (e)	390	389

		8,884

Guatemala — 0.0% (a)

Energuate Trust 5.88%, 5/3/2027 (b)	1,147	1,060

Hungary — 0.0% (a)

MFB Magyar Fejlesztesi Bank Zrt. 6.25%, 10/21/2020 (e)	990	1,013

India — 0.0% (a)

Reliance Holding USA, Inc. 5.40%, 2/14/2022 (b)	830	861

Indonesia — 0.1%

Indonesia Asahan Aluminium Persero PT

5.71%, 11/15/2023 (e)	990	1,015

6.53%, 11/15/2028 (e)	2,380	2,559

6.76%, 11/15/2048 (e)	250	270

Minejesa Capital BV 4.63%, 8/10/2030 (e)	824	783

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

Indonesia — continued

Pertamina Persero PT

4.30%, 5/20/2023 (b)		260	264

3.10%, 1/21/2030 (e) (g)		450	410

6.00%, 5/3/2042 (b)		880	927

Perusahaan Listrik Negara PT

4.13%, 5/15/2027 (b)		680	675

6.25%, 1/25/2049 (b)		810	883

			7,786

Ireland — 0.1%

AerCap Global Aviation Trust (ICE LIBOR USD 3 Month + 4.30%), 6.50%, 6/15/2045 (d) (e)		3,073	2,243

Allied Irish Banks plc (EUR Swap Annual 5 Year + 7.34%), 7.38%, 12/3/2020 (b) (c) (d) (f)	EUR	244	265

Avolon Holdings Funding Ltd.

5.50%, 1/15/2023 (e)		1,226	1,127

5.13%, 10/1/2023 (e)		3,433	3,071

5.25%, 5/15/2024 (e)		3,725	3,230

4.38%, 5/1/2026 (e)		1,765	1,511

Park Aerospace Holdings Ltd.

5.25%, 8/15/2022 (e)		992	914

5.50%, 2/15/2024 (e)		1,762	1,551

			13,912

Italy — 0.2%

Enel SpA (USD Swap Semi 5 Year + 5.88%), 8.75%, 9/24/2073 (d) (e)		4,590	5,175

Telecom Italia Capital SA

6.38%, 11/15/2033		4,109	4,428

6.00%, 9/30/2034		5,846	6,056

7.72%, 6/4/2038		1,500	1,740

Telecom Italia SpA 5.30%, 5/30/2024 (e)		3,510	3,650

			21,049

Japan — 0.1%

Nippon Life Insurance Co. (USD ICE Swap Rate 5 Year + 3.65%), 5.10%, 10/16/2044 (d) (e)		2,887	3,132

Takeda Pharmaceutical Co. Ltd. 5.00%, 11/26/2028		2,585	3,114

Toyota Motor Corp. 3.18%, 7/20/2021		1,435	1,467

			7,713

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Kazakhstan — 0.1%

Kazakhstan Temir Zholy Finance BV 6.95%, 7/10/2042 (b)	1,545	1,779

KazMunayGas National Co. JSC

4.40%, 4/30/2023 (b)	1,150	1,137

4.75%, 4/24/2025 (e)	550	544

4.75%, 4/19/2027 (b)	500	484

5.38%, 4/24/2030 (b)	1,200	1,184

6.38%, 10/24/2048 (b)	1,040	1,074

Tengizchevroil Finance Co. International Ltd. 4.00%, 8/15/2026 (b)	800	761

		6,963

Luxembourg — 0.5%

Altice Financing SA 7.50%, 5/15/2026 (e)	10,355	10,821

Altice France Holding SA

10.50%, 5/15/2027 (e)	6,764	7,289

6.00%, 2/15/2028 (e) (g)	3,550	3,239

INEOS Group Holdings SA 5.63%, 8/1/2024 (e) (g)	9,470	9,210

Intelsat Jackson Holdings SA

5.50%, 8/1/2023	10,554	5,732

8.00%, 2/15/2024 (e) (g)	8,800	9,036

8.50%, 10/15/2024 (e)	16,148	9,366

9.75%, 7/15/2025 (e)	1,585	919

		55,612

Mexico — 0.2%

Alfa SAB de CV 6.88%, 3/25/2044 (e)	712	707

BBVA Bancomer SA 6.75%, 9/30/2022 (b)	900	934

Cemex SAB de CV

5.70%, 1/11/2025 (e)	985	892

7.75%, 4/16/2026 (e)	7,840	7,315

Grupo KUO SAB de CV 5.75%, 7/7/2027 (e)	1,020	849

Petroleos Mexicanos

5.38%, 3/13/2022	2,850	2,693

6.49%, 1/23/2027 (e)	247	200

5.35%, 2/12/2028	1,200	896

5.63%, 1/23/2046	1,999	1,299

6.75%, 9/21/2047	850	587

6.35%, 2/12/2048	500	334

7.69%, 1/23/2050 (e)	1,102	810

6.95%, 1/28/2060 (e)	2,100	1,470

		18,986

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

Mongolia — 0.0% (a)

Trade & Development Bank of Mongolia LLC 9.38%, 5/19/2020 (b)		1,900	1,881

Morocco — 0.0% (a)

OCP SA

5.63%, 4/25/2024 (b)		1,080	1,156

6.88%, 4/25/2044 (b)		1,030	1,224

			2,380

Netherlands — 0.2%

ABN AMRO Bank NV (ICE LIBOR USD 3 Month + 0.57%), 2.21%, 8/27/2021 (d) (e)		700	696

Cooperatieve Rabobank UA (EUR Swap Annual 5 Year + 6.70%), 6.62%, 6/29/2021 (b) (c) (d) (f)	EUR	2,000	2,229

ING Bank NV (ICE LIBOR USD 3 Month + 0.97%), 2.66%, 8/17/2020 (d) (e)		401	402

ING Groep NV (USD Swap Semi 5 Year + 5.12%), 6.87%, 4/16/2022 (b) (c) (d) (f)		7,168	7,157

OCI NV 5.25%, 11/1/2024 (e)		1,340	1,320

Shell International Finance BV 2.75%, 4/6/2030		2,310	2,393

Starfruit Finco BV 8.00%, 10/1/2026 (e) (g)		5,890	5,516

Trivium Packaging Finance BV

5.50%, 8/15/2026 (e) (i)		2,741	2,810

8.50%, 8/15/2027 (e) (i)		2,181	2,279

			24,802

Norway — 0.0% (a)

Aker BP ASA 5.88%, 3/31/2025 (e)		1,816	1,697

DNB Bank ASA (USD Swap Semi 5 Year + 5.08%), 6.50%, 3/26/2022 (b) (c) (d) (f)		1,642	1,654

			3,351

Panama — 0.0% (a)

Empresa de Transmision Electrica SA 5.13%, 5/2/2049 (e)		580	589

Peru — 0.0% (a)

Banco BBVA Peru SA 5.00%, 8/26/2022 (b)		580	602

Nexa Resources SA 5.38%, 5/4/2027 (b)		950	856

Petroleos del Peru SA

4.75%, 6/19/2032 (e)		900	877

5.63%, 6/19/2047 (b)		600	584

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	67

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Corporate Bonds — continued

Peru — continued

Southern Copper Corp. 5.88%, 4/23/2045		185	209

			3,128

Qatar — 0.0% (a)

ABQ Finance Ltd.

3.63%, 4/13/2021 (b)		1,550	1,561

3.50%, 2/22/2022 (b)		720	723

Ras Laffan Liquefied Natural Gas Co. Ltd. II 5.30%, 9/30/2020 (b)		191	192

			2,476

South Africa — 0.0% (a)

Eskom Holdings SOC Ltd.

5.75%, 1/26/2021 (b)		350	313

6.75%, 8/6/2023 (b)		800	592

7.13%, 2/11/2025 (b)		850	614

			1,519

South Korea — 0.0% (a)

Heungkuk Life Insurance Co. Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.47%), 4.48%, 11/9/2022 (b) (c) (d) (f)		1,150	1,035

MagnaChip Semiconductor Corp. 6.63%, 7/15/2021 (g) (i)		2,445	2,372

			3,407

Spain — 0.1%

Banco Bilbao Vizcaya Argentaria SA

(EUR Swap Annual 5 Year + 9.18%), 8.87%, 4/14/2021 (b) (c) (d) (f)	EUR	2,600	2,886

(EUR Swap Annual 5 Year + 6.04%), 6.00%, 3/29/2024 (b) (c) (d) (f)	EUR	2,000	2,044

			4,930

Sweden — 0.0% (a)

Skandinaviska Enskilda Banken AB (ICE LIBOR USD 3 Month + 0.43%), 2.12%, 5/17/2021 (d) (e)		380	378

Svenska Handelsbanken AB (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.69%), 6.25%, 3/1/2024 (b) (c) (d) (f)		600	613

			991

Switzerland — 0.6%

Credit Suisse AG

2.80%, 4/8/2022		290	297

2.95%, 4/9/2025		305	321

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Switzerland — continued

Credit Suisse Group AG

(USD Swap Semi 5 Year + 4.60%), 7.50%, 7/17/2023 (c) (d) (e) (f)	1,825	1,843

(USD Swap Semi 5 Year + 4.60%), 7.50%, 12/11/2023 (c) (d) (e) (f)	6,891	7,279

(USD Swap Semi 5 Year + 3.46%), 6.25%, 12/18/2024 (c) (d) (e) (f)	7,005	7,180

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.82%), 6.37%, 8/21/2026 (c) (d) (e) (f)	7,834	7,716

(SOFR + 3.73%), 4.19%, 4/1/2031 (d) (e)	1,635	1,777

Novartis Capital Corp. 2.20%, 8/14/2030	5,120	5,411

UBS AG 1.75%, 4/21/2022 (e)	6,390	6,420

UBS Group AG

(USD ICE Swap Rate 5 Year + 5.50%), 6.87%, 3/22/2021 (b) (c) (d) (f)	4,355	4,371

(USD Swap Semi 5 Year + 4.34%), 7.00%, 1/31/2024 (c) (d) (e) (f)	10,430	10,730

(USD Swap Semi 5 Year + 4.87%), 7.00%, 2/19/2025 (b) (c) (d) (f)	8,000	8,580

6.87%, 8/7/2025 (b) (c) (f)	3,000	3,101

(ICE LIBOR USD 3 Month + 1.47%), 3.13%, 8/13/2030 (d ) (e)	1,000	1,041

		66,067

Trinidad and Tobago — 0.0% (a)

Trinidad Petroleum Holdings Ltd. 9.75%, 6/15/2026 (e)	1,565	1,404

Turkey — 0.0% (a)

Turkcell Iletisim Hizmetleri A/S 5.80%, 4/11/2028 (b)	660	620

United Arab Emirates — 0.1%

DAE Funding LLC

4.50%, 8/1/2022 (e)	1,205	1,098

5.75%, 11/15/2023 (e)	665	587

5.00%, 8/1/2024 (e)	1,489	1,331

Shelf Drilling Holdings Ltd. 8.25%, 2/15/2025 (e) (g)	5,297	1,699

Telford Offshore Ltd. 12.00%, 12/31/2164 (c) (f) (h)	1,236	345

		5,060

United Kingdom — 0.9%

Afren plc 6.63%, 12/9/2020 (b) (j)	3,001	—	(k)

Ashtead Capital, Inc.

4.13%, 8/15/2025 (e)	2,645	2,619

4.38%, 8/15/2027 (e)	500	487

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Corporate Bonds — continued

United Kingdom — continued

AstraZeneca plc 3.13%, 6/12/2027		3,545	3,866

BAE Systems plc 3.40%, 4/15/2030 (e)		9,215	10,005

Barclays plc

4.38%, 9/11/2024		3,678	3,800

4.84%, 5/9/2028		1,277	1,344

(ICE LIBOR USD 3 Month + 3.05%), 5.09%, 6/20/2030 (d)		1,190	1,289

BAT Capital Corp.

3.22%, 9/6/2026 (g)		4,640	4,773

4.70%, 4/2/2027		2,715	2,998

4.39%, 8/15/2037		2,085	2,133

CK Hutchison International 17 II Ltd. 2.25%, 9/29/2020 (e)		591	592

Diageo Capital plc 2.00%, 4/29/2030		1,050	1,046

HSBC Holdings plc

3.40%, 3/8/2021		2,000	2,037

(USD ICE Swap Rate 5 Year + 5.51%), 6.87%, 6/1/2021 (c) (d) (f)		1,556	1,560

(EUR Swap Annual 5 Year + 5.34%), 6.00%, 9/29/2023 (b) (c) (d) (f)	EUR	3,970	4,497

(ICE LIBOR USD 3 Month + 1.21%), 3.80%, 3/11/2025 (d)		1,000	1,064

(USD ICE Swap Rate 5 Year + 4.37%), 6.37%, 3/30/2025 (c) (d) (f)		3,000	2,979

(USD ICE Swap Rate 5 Year + 3.61%), 6.50%, 3/23/2028 (c) (d) (f)		8,180	8,116

Imperial Brands Finance plc

3.75%, 7/21/2022 (e) (g)		2,323	2,354

3.13%, 7/26/2024 (e)		1,555	1,531

Ithaca Energy North Sea plc 9.38%, 7/15/2024 (e)		2,534	1,521

Lloyds Banking Group plc (ICE LIBOR USD 3 Month + 0.80%), 2.00%, 6/21/2021 (d)		680	675

Nationwide Building Society (U.K. Government Bonds 5 Year Note Generic Bid Yield + 5.39%), 5.88%, 12/20/2024 (b) (c) (d) (f)	GBP	200	246

Royal Bank of Scotland Group plc

6.13%, 12/15/2022		14,167	15,181

6.00%, 12/19/2023		1,194	1,301

(ICE LIBOR USD 3 Month + 1.55%), 4.52%, 6/25/2024 (d)		5,440	5,783

Virgin Media Secured Finance plc

5.50%, 8/15/2026 (e)		2,545	2,627

5.50%, 5/15/2029 (e)		6,525	6,774

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United Kingdom — continued

Vodafone Group plc

4.38%, 5/30/2028	3,050	3,495

5.00%, 5/30/2038	1,175	1,399

4.38%, 2/19/2043	3,355	3,770

4.25%, 9/17/2050	1,605	1,756

(USD Swap Semi 5 Year + 4.87%), 7.00%, 4/4/2079 (d)	3,890	4,450

		108,068

United States — 31.8%

Abbott Laboratories 4.75%, 11/30/2036	10,260	13,383

AbbVie, Inc.

3.20%, 11/21/2029 (e)	11,330	11,970

4.05%, 11/21/2039 (e)	1,310	1,444

4.25%, 11/21/2049 (e)	250	287

Acadia Healthcare Co., Inc.

6.13%, 3/15/2021	528	521

5.63%, 2/15/2023	1,836	1,744

6.50%, 3/1/2024	3,004	2,884

ACCO Brands Corp. 5.25%, 12/15/2024 (e) (g)	6,624	6,574

ACE Cash Express, Inc. 12.00%, 12/15/2022 (e)	2,638	2,048

ACI Worldwide, Inc. 5.75%, 8/15/2026 (e)	3,105	3,089

Adient Global Holdings Ltd. 4.88%, 8/15/2026 (e)	5,880	4,381

Adient US LLC

9.00%, 4/15/2025 (e)	1,155	1,204

7.00%, 5/15/2026 (e)	8,125	8,084

ADT Security Corp. (The)

4.13%, 6/15/2023	1,501	1,494

4.88%, 7/15/2032 (e)	4,823	4,292

Advanced Drainage Systems, Inc. 5.00%, 9/30/2027 (e)	1,438	1,413

AECOM

5.88%, 10/15/2024	346	366

5.13%, 3/15/2027	3,641	3,705

AES Corp. (The)

5.50%, 4/15/2025	6,707	6,875

6.00%, 5/15/2026 (g)	1,765	1,845

Aetna, Inc. 3.88%, 8/15/2047	3,230	3,515

Ahern Rentals, Inc. 7.38%, 5/15/2023 (e)	4,316	2,030

AIG Global Funding (ICE LIBOR USD 3 Month + 0.46%), 1.68%, 6/25/2021 (d) (e)	435	430

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	69

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

Air Lease Corp.

(ICE LIBOR USD 3 Month + 0.67%), 2.13%, 6/3/2021 (d)	165	153

3.75%, 6/1/2026	1,275	1,127

Air Medical Group Holdings, Inc. 6.38%, 5/15/2023 (e)	2,845	2,646

Albertsons Cos., Inc.

3.50%, 2/15/2023 (e)	2,005	1,965

6.63%, 6/15/2024	9,925	10,235

5.75%, 3/15/2025	3,625	3,716

7.50%, 3/15/2026 (e)	2,170	2,371

4.63%, 1/15/2027 (e)	7,060	7,095

5.88%, 2/15/2028 (e)	3,316	3,464

4.88%, 2/15/2030 (e)	2,850	2,889

Alcoa Nederland Holding BV

6.75%, 9/30/2024 (e)	7,576	7,499

7.00%, 9/30/2026 (e)	1,650	1,633

Allegheny Technologies, Inc.

7.88%, 8/15/2023 (i)	500	458

5.88%, 12/1/2027	1,361	1,123

Allied Universal Holdco LLC

6.63%, 7/15/2026 (e)	909	935

9.75%, 7/15/2027 (e)	907	916

Allison Transmission, Inc.

5.00%, 10/1/2024 (e)	5,325	5,112

4.75%, 10/1/2027 (e)	2,545	2,367

5.88%, 6/1/2029 (e) (g)	4,125	3,999

Allstate Corp. (The) Series B, (ICE LIBOR USD 3 Month + 2.94%), 5.75%, 8/15/2053 (d)	5,429	5,520

Ally Financial, Inc.

4.63%, 5/19/2022 (g)	11,066	11,315

5.13%, 9/30/2024	1,908	1,974

4.63%, 3/30/2025	6,278	6,325

5.75%, 11/20/2025	8,200	8,405

8.00%, 11/1/2031	2,055	2,501

Altria Group, Inc.

4.40%, 2/14/2026	4,310	4,779

4.80%, 2/14/2029	2,410	2,691

AMC Entertainment Holdings, Inc.

5.75%, 6/15/2025 (g)	6,249	1,406

5.88%, 11/15/2026 (g)	1,663	370

6.13%, 5/15/2027 (g)	2,144	504

AMC Networks, Inc.

5.00%, 4/1/2024	3,610	3,500

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

4.75%, 8/1/2025 (g)	831	759

Ameren Corp.

2.70%, 11/15/2020	524	528

3.50%, 1/15/2031	1,615	1,786

American Airlines Group, Inc. 5.00%, 6/1/2022 (e)	1,634	999

American Axle & Manufacturing, Inc.

6.63%, 10/15/2022	264	221

6.25%, 4/1/2025 (g)	14,199	10,813

6.25%, 3/15/2026	8,878	6,614

6.50%, 4/1/2027	4,572	3,440

American Builders & Contractors Supply Co., Inc. 4.00%, 1/15/2028 (e)	4,195	4,011

American Electric Power Co., Inc. Series J, 4.30%, 12/1/2028	1,480	1,687

American Express Co.

Series C, (ICE LIBOR USD 3 Month + 3.29%), 4.03%, 6/15/2020 (c) (d) (f)	1,274	1,091

Series B, (ICE LIBOR USD 3 Month + 3.43%), 5.12%, 8/15/2020 (c) (d) (f)	688	600

American International Group, Inc.

3.88%, 1/15/2035	645	687

Series A-9, (ICE LIBOR USD 3 Month + 2.87%), 5.75%, 4/1/2048 (d)	4,853	4,930

American Tower Corp.

REIT, 3.38%, 10/15/2026	1,965	2,115

REIT, 2.75%, 1/15/2027	2,515	2,603

American Water Capital Corp. 3.45%, 5/1/2050	410	456

American Woodmark Corp. 4.88%, 3/15/2026 (e)	4,775	4,453

AmeriGas Partners LP

5.63%, 5/20/2024	515	525

5.50%, 5/20/2025	5,898	5,990

5.88%, 8/20/2026	2,714	2,763

5.75%, 5/20/2027	1,024	1,042

Amgen, Inc. 3.38%, 2/21/2050	1,605	1,718

Amkor Technology, Inc. 6.63%, 9/15/2027 (e)	3,941	4,049

AMN Healthcare, Inc. 5.13%, 10/1/2024 (e)	1,775	1,758

Amsted Industries, Inc. 5.63%, 7/1/2027 (e)	1,629	1,631

Anixter, Inc.

5.50%, 3/1/2023 (g)	3,646	3,682

6.00%, 12/1/2025	1,595	1,611

Antero Midstream Partners LP

5.38%, 9/15/2024	2,975	2,321

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

5.75%, 1/15/2028 (e)	1,425	1,047

Antero Resources Corp.

5.38%, 11/1/2021 (g)	1,249	1,117

5.13%, 12/1/2022	1,244	868

5.63%, 6/1/2023 (g)	7,057	4,147

Anthem, Inc. 2.25%, 5/15/2030	1,040	1,036

Apple, Inc.

4.50%, 2/23/2036	3,960	5,029

3.85%, 5/4/2043	2,125	2,555

4.65%, 2/23/2046	925	1,254

Aramark Services, Inc. 5.00%, 2/1/2028 (e) (g)	9,045	8,633

Archrock Partners LP 6.88%, 4/1/2027 (e)	472	354

Arconic Corp.

6.00%, 5/15/2025 (e) (l)	2,269	2,295

6.13%, 2/15/2028 (e)	1,910	1,817

Ardagh Packaging Finance plc

6.00%, 2/15/2025 (e)	15,005	15,018

5.25%, 8/15/2027 (e)	3,499	3,398

Asbury Automotive Group, Inc. 4.50%, 3/1/2028 (e)	474	398

Ascent Resources Utica Holdings LLC 7.00%, 11/1/2026 (e)	755	438

AT&T, Inc.

(ICE LIBOR USD 3 Month + 0.95%), 2.17%, 7/15/2021 (d)	263	263

Series B, (EURIBOR ICE Swap Rate 5 Year + 3.14%), 2.88%, 3/2/2025 (c) (d) (f)	EUR 700	706

4.30%, 2/15/2030	1,980	2,231

4.50%, 3/9/2048	1,275	1,445

Avantor, Inc. 6.00%, 10/1/2024 (e)	3,880	4,090

Avis Budget Car Rental LLC

6.38%, 4/1/2024 (e)	7,460	4,588

5.25%, 3/15/2025 (e) (g)	8,155	4,812

5.75%, 7/15/2027 (e) (g)	5,358	3,114

Axalta Coating Systems LLC 4.88%, 8/15/2024 (e)	2,480	2,517

B&G Foods, Inc. 5.25%, 4/1/2025 (g)	10,104	10,230

Baker Hughes a GE Co. LLC 3.34%, 12/15/2027	655	623

Bank of America Corp.

Series JJ, (ICE LIBOR USD 3 Month + 3.29%), 5.13%, 6/20/2024 (c) (d) (f)	2,341	2,300

Series X, (ICE LIBOR USD 3 Month + 3.71%), 6.25%, 9/5/2024 (c) (d) (f)	2,242	2,337

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series Z, (ICE LIBOR USD 3 Month + 4.17%), 6.50%, 10/23/2024 (c) (d) (f)	4,560	4,856

Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 3/17/2025 (c) (d) (f)	10,083	10,674

(ICE LIBOR USD 3 Month + 0.81%), 3.37%, 1/23/2026 (d)	2,750	2,933

Series DD, (ICE LIBOR USD 3 Month + 4.55%), 6.30%, 3/10/2026 (c) (d) (f)	15,217	16,555

Series FF, (ICE LIBOR USD 3 Month + 2.93%), 5.87%, 3/15/2028 (c) (d) (f)	18,929	19,311

(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (d)	5,775	6,302

(ICE LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/2028 (d)	2,375	2,544

(ICE LIBOR USD 3 Month + 0.99%), 2.50%, 2/13/2031 (d)	4,240	4,286

Bank of America NA (ICE LIBOR USD 3 Month + 0.35%), 2.03%, 5/24/2021 (d)	357	355

Bank of New York Mellon Corp. (The)

Series D, (ICE LIBOR USD 3 Month + 2.46%), 4.50%, 6/20/2023 (c) (d) (f)	7,890	7,393

1.60%, 4/24/2025	2,845	2,887

Series F, (ICE LIBOR USD 3 Month + 3.13%), 4.62%, 9/20/2026 (c) (d) (f)	9,378	9,143

Bausch Health Americas, Inc.

9.25%, 4/1/2026 (e)	3,511	3,862

8.50%, 1/31/2027 (e)	3,851	4,245

Bausch Health Cos., Inc.

6.50%, 3/15/2022 (e)	1,266	1,291

5.50%, 3/1/2023 (e)	58	57

5.88%, 5/15/2023 (e)	763	757

7.00%, 3/15/2024 (e)	12,827	13,310

6.13%, 4/15/2025 (e)	24,707	24,970

5.50%, 11/1/2025 (e)	9,060	9,418

9.00%, 12/15/2025 (e)	23,732	25,880

5.75%, 8/15/2027 (e) (g)	965	1,018

7.00%, 1/15/2028 (e)	3,489	3,620

5.00%, 1/30/2028 (e)	3,460	3,312

7.25%, 5/30/2029 (e)	1,679	1,792

5.25%, 1/30/2030 (e)	3,476	3,441

BCPE Cycle Merger Sub II, Inc. 10.63%, 7/15/2027 (e)	900	897

Berkshire Hathaway Energy Co. 4.25%, 10/15/2050 (e)	2,245	2,852

Berry Global, Inc.

6.00%, 10/15/2022	250	250

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	71

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

5.13%, 7/15/2023 (g)	725	730

4.88%, 7/15/2026 (e)	5,750	5,873

5.63%, 7/15/2027 (e) (g)	1,179	1,217

Biogen, Inc.

2.25%, 5/1/2030	900	895

3.15%, 5/1/2050	960	928

Blue Racer Midstream LLC

6.13%, 11/15/2022 (e)	9,765	8,300

6.63%, 7/15/2026 (e)	1,510	1,012

Booz Allen Hamilton, Inc. 5.13%, 5/1/2025 (e)	1,783	1,765

Boston Gas Co. 3.00%, 8/1/2029 (e)	1,315	1,379

Boston Scientific Corp.

4.00%, 3/1/2029	2,690	3,015

4.55%, 3/1/2039	1,160	1,388

Boyd Gaming Corp.

6.38%, 4/1/2026	1,760	1,585

6.00%, 8/15/2026	3,654	3,307

Boyne USA, Inc. 7.25%, 5/1/2025 (e)	4,052	4,052

BP Capital Markets America, Inc.

3.02%, 1/16/2027	2,610	2,662

3.54%, 4/6/2027	2,285	2,396

3.63%, 4/6/2030	1,675	1,804

Brink’s Co. (The) 4.63%, 10/15/2027 (e)	5,525	5,166

Bristol-Myers Squibb Co.

3.40%, 7/26/2029 (e)	8,875	10,135

4.13%, 6/15/2039 (e)	2,210	2,732

Broadcom, Inc. 4.25%, 4/15/2026 (e)	650	696

Brookfield Property REIT, Inc. REIT, 5.75%, 5/15/2026 (e)	4,531	3,625

Buckeye Partners LP

4.13%, 3/1/2025 (e)	3,620	3,349

3.95%, 12/1/2026	200	181

4.13%, 12/1/2027	2,947	2,630

4.50%, 3/1/2028 (e)	3,620	3,258

Builders FirstSource, Inc. 5.00%, 3/1/2030 (e)	1,720	1,476

Bunge Ltd. Finance Corp. 3.00%, 9/25/2022 (g)	665	673

Burlington Northern Santa Fe LLC

5.15%, 9/1/2043	790	1,062

3.05%, 2/15/2051	4,855	5,051

BWX Technologies, Inc. 5.38%, 7/15/2026 (e)	3,360	3,431

Caesars Resort Collection LLC 5.25%, 10/15/2025 (e)	985	774

Caleres, Inc. 6.25%, 8/15/2023 (g)	659	583

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Callon Petroleum Co.

6.25%, 4/15/2023	2,653	528

6.13%, 10/1/2024	568	109

6.38%, 7/1/2026	487	78

Calpine Corp.

5.50%, 2/1/2024	990	981

5.75%, 1/15/2025	2,320	2,308

5.25%, 6/1/2026 (e)	4,880	4,964

Cameron LNG LLC

2.90%, 7/15/2031 (e)	685	663

3.30%, 1/15/2035 (e)	570	566

Carnival Corp. 11.50%, 4/1/2023 (e)	2,394	2,501

Catalent Pharma Solutions, Inc.

4.88%, 1/15/2026 (e)	2,188	2,221

5.00%, 7/15/2027 (e)	2,038	2,079

Caterpillar, Inc. 2.60%, 4/9/2030	680	720

CCM Merger, Inc. 6.00%, 3/15/2022 (e)	1,601	1,513

CCO Holdings LLC

5.88%, 4/1/2024 (e)	31,122	32,015

5.38%, 5/1/2025 (e)	3,790	3,886

5.75%, 2/15/2026 (e)	20,736	21,619

5.50%, 5/1/2026 (e)	17,215	17,906

5.13%, 5/1/2027 (e)	29,047	30,161

5.00%, 2/1/2028 (e)	3,049	3,140

5.38%, 6/1/2029 (e)	1,758	1,855

4.75%, 3/1/2030 (e)	11,296	11,522

CDK Global, Inc.

5.88%, 6/15/2026	1,115	1,168

5.25%, 5/15/2029 (e)	7,151	7,294

CDW LLC

5.50%, 12/1/2024	635	678

5.00%, 9/1/2025 (g)	4,835	4,980

4.25%, 4/1/2028 (g)	7,526	7,561

Cedar Fair LP

5.50%, 5/1/2025 (e)	1,455	1,459

5.38%, 4/15/2027	160	142

5.25%, 7/15/2029 (e)	1,395	1,200

Centene Corp.

4.75%, 1/15/2025 (g)	1,626	1,664

5.25%, 4/1/2025 (e)	4,503	4,695

5.38%, 6/1/2026 (e)	889	942

4.25%, 12/15/2027 (e)	10,622	11,113

4.63%, 12/15/2029 (e)	12,950	14,180

3.38%, 2/15/2030 (e)	5,040	5,084

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

CenterPoint Energy, Inc. Series A, (ICE LIBOR USD 3 Month + 3.27%), 6.13%, 9/1/2023 (c) (d) (f)	2,680	2,445

Central Garden & Pet Co.

6.13%, 11/15/2023	4,700	4,747

5.13%, 2/1/2028	4,900	4,949

CenturyLink, Inc.

Series T, 5.80%, 3/15/2022	3,290	3,369

Series Y, 7.50%, 4/1/2024 (g)	12,991	14,095

5.63%, 4/1/2025	6,409	6,409

5.13%, 12/15/2026 (e)	6,505	6,164

4.00%, 2/15/2027 (e)	1,295	1,256

Series G, 6.88%, 1/15/2028 (g)	799	827

Charles Schwab Corp. (The)

Series E, (ICE LIBOR USD 3 Month + 3.32%), 4.62%, 3/1/2022 (c) (d) (f)	770	747

Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.97%), 5.38%, 6/1/2025 (c) (d) (f)	5,370	5,571

Series F, (ICE LIBOR USD 3 Month + 2.58%), 5.00%, 12/1/2027 (c) (d) (f)	10,634	10,365

Chemours Co. (The)

6.63%, 5/15/2023 (g)	5,095	4,764

7.00%, 5/15/2025 (g)	7,650	7,189

Cheniere Corpus Christi Holdings LLC

5.88%, 3/31/2025	2,960	3,063

5.13%, 6/30/2027	895	892

Cheniere Energy Partners LP

5.25%, 10/1/2025	1,258	1,201

5.63%, 10/1/2026	1,278	1,221

4.50%, 10/1/2029 (e)	4,325	3,990

Chesapeake Energy Corp. 11.50%, 1/1/2025 (e)	4,918	135

Cincinnati Bell, Inc.

7.00%, 7/15/2024 (e)	4,656	4,713

8.00%, 10/15/2025 (e)	2,388	2,418

Cinemark USA, Inc.

4.88%, 6/1/2023	5,466	4,591

8.75%, 5/1/2025 (e)	1,000	1,008

CIT Group, Inc.

4.75%, 2/16/2024	1,001	956

5.25%, 3/7/2025	4,078	4,028

6.13%, 3/9/2028	1,838	1,884

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Citibank NA

(ICE LIBOR USD 3 Month + 0.30%), 1.44%, 10/20/2020 (d)	530	529

(ICE LIBOR USD 3 Month + 0.53%), 2.22%, 2/19/2022 (d)	350	347

Citigroup, Inc.

Series Q, (ICE LIBOR USD 3 Month + 4.10%), 5.95%, 8/15/2020 (c) (d) (f)	845	779

Series R, (ICE LIBOR USD 3 Month + 4.48%), 6.13%, 11/15/2020 (c) (d) (f) (g)	5,175	5,022

(ICE LIBOR USD 3 Month + 4.07%), 5.95%, 1/30/2023 (c) (d) (f)	8,138	8,100

(ICE LIBOR USD 3 Month + 4.23%), 5.90%, 2/15/2023 (c) (d) (f)	9,315	9,415

Series D, (ICE LIBOR USD 3 Month + 3.47%), 5.35%, 5/15/2023 (c) (d) (f)	1,555	1,423

Series M, (ICE LIBOR USD 3 Month + 3.42%), 6.30%, 5/15/2024 (c) (d) (f)	17,173	16,958

(ICE LIBOR USD 3 Month + 1.02%), 4.04%, 6/1/2024 (d)	1,260	1,345

Series U, (SOFR + 3.81%), 5.00%, 9/12/2024 (c) (d) (f)	11,864	10,788

Series V, (SOFR + 3.23%), 4.70%, 1/30/2025 (c) (d) (f)	4,520	3,932

Series P, (ICE LIBOR USD 3 Month + 3.91%), 5.95%, 5/15/2025 (c) (d) (f)	6,362	6,411

(SOFR + 2.75%), 3.11%, 4/8/2026 (d)	5,265	5,513

Series T, (ICE LIBOR USD 3 Month + 4.52%), 6.25%, 8/15/2026 (c) (d) (f)	8,363	8,948

(ICE LIBOR USD 3 Month + 1.56%), 3.89%, 1/10/2028 (d)	9,315	10,040

Citizens Financial Group, Inc.

Series C, (ICE LIBOR USD 3 Month + 3.16%), 6.37%, 4/6/2024 (c) (d) (f)	3,684	3,481

Clean Harbors, Inc.

4.88%, 7/15/2027 (e)	785	813

Clear Channel Worldwide Holdings, Inc.

9.25%, 2/15/2024 (e)	20,479	17,049

5.13%, 8/15/2027 (e) (g)	7,173	6,740

Clearwater Paper Corp.

4.50%, 2/1/2023 (g)	2,836	2,758

Clearway Energy Operating LLC

5.75%, 10/15/2025	20	21

5.00%, 9/15/2026	2,612	2,625

Cleveland Electric Illuminating Co. (The)

4.55%, 11/15/2030 (e)	1,390	1,609

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	73

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

CNG Holdings, Inc.

12.50%, 6/15/2024 (e)	1,759	1,504

Coca-Cola Co. (The)

2.50%, 6/1/2040	1,360	1,352

2.60%, 6/1/2050	1,710	1,678

Cogent Communications Group, Inc.

5.63%, 4/15/2021 (e)	2,669	2,656

5.38%, 3/1/2022 (e)	3,480	3,526

Colfax Corp.

6.00%, 2/15/2024 (e)	2,616	2,655

6.38%, 2/15/2026 (e)	483	498

Comcast Corp.

4.15%, 10/15/2028 (g)	7,710	8,993

2.65%, 2/1/2030	6,515	6,935

3.20%, 7/15/2036	2,950	3,188

3.45%, 2/1/2050	3,720	4,150

Commercial Metals Co.

4.88%, 5/15/2023	627	624

5.38%, 7/15/2027	1,415	1,383

CommScope Technologies LLC

6.00%, 6/15/2025 (e)	9,930	8,837

5.00%, 3/15/2027 (e) (g)	2,405	2,056

CommScope, Inc.

5.00%, 6/15/2021 (e)	181	178

5.50%, 3/1/2024 (e)	1,923	1,923

5.50%, 6/15/2024 (e)	1,435	1,285

6.00%, 3/1/2026 (e)	9,090	9,090

8.25%, 3/1/2027 (e)	8,624	8,279

Community Health Systems, Inc.

6.25%, 3/31/2023	3,798	3,532

8.63%, 1/15/2024 (e)	7,722	7,529

8.00%, 3/15/2026 (e)	848	813

Comstock Resources, Inc. 7.50%, 5/15/2025 (e)	3,730	3,096

Constellation Brands, Inc. 2.88%, 5/1/2030	972	987

Constellation Merger Sub, Inc. 8.50%, 9/15/2025 (e) (g)	2,652	1,631

Constellium SE

5.75%, 5/15/2024 (e)	466	450

6.63%, 3/1/2025 (e)	1,650	1,584

Cooper-Standard Automotive, Inc. 5.63%, 11/15/2026 (e)	6,858	4,458

CoreCivic, Inc.

REIT, 5.00%, 10/15/2022	430	413

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

REIT, 4.63%, 5/1/2023 (g)	4,230	3,998

Costco Wholesale Corp. 1.60%, 4/20/2030	2,085	2,058

Coty, Inc. 6.50%, 4/15/2026 (e)	2,005	1,684

Covanta Holding Corp. 5.88%, 7/1/2025	379	367

Cox Communications, Inc. 4.80%, 2/1/2035 (e)	553	638

Credit Acceptance Corp. 6.63%, 3/15/2026	1,650	1,485

Crestwood Midstream Partners LP

6.25%, 4/1/2023 (i)	3,589	2,620

5.75%, 4/1/2025 (g)	5,719	4,118

5.63%, 5/1/2027 (e)	2,445	1,589

Crown Americas LLC 4.75%, 2/1/2026	681	700

Crown Castle International Corp. REIT, 3.30%, 7/1/2030	3,505	3,751

CSC Holdings LLC

6.75%, 11/15/2021	2,089	2,179

5.88%, 9/15/2022 (g)	1,585	1,650

5.38%, 7/15/2023 (e)	4,070	4,116

5.25%, 6/1/2024	1,349	1,403

7.75%, 7/15/2025 (e)	725	756

6.63%, 10/15/2025 (e)	5,030	5,261

10.88%, 10/15/2025 (e)	7,357	7,953

5.50%, 5/15/2026 (e)	6,208	6,425

5.50%, 4/15/2027 (e)	5,420	5,635

5.38%, 2/1/2028 (e)	2,010	2,098

7.50%, 4/1/2028 (e)	2,260	2,484

6.50%, 2/1/2029 (e)	5,444	5,947

CSX Corp.

2.40%, 2/15/2030	4,420	4,538

4.75%, 11/15/2048	965	1,254

Cumulus Media New Holdings, Inc. 6.75%, 7/1/2026 (e)	1,475	1,201

Curo Group Holdings Corp. 8.25%, 9/1/2025 (e)	5,322	4,250

CVR Partners LP 9.25%, 6/15/2023 (e)	13,017	11,442

CVS Health Corp.

3.25%, 8/15/2029	1,375	1,469

4.78%, 3/25/2038	1,225	1,443

Dana Financing Luxembourg SARL 6.50%, 6/1/2026 (e)	6,145	5,623

Dana, Inc. 5.38%, 11/15/2027	895	790

Darling Ingredients, Inc. 5.25%, 4/15/2027 (e)	4,001	4,031

DaVita, Inc.

5.13%, 7/15/2024 (g)	7,963	8,083

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

5.00%, 5/1/2025	16,412	16,658

DCP Midstream Operating LP

3.88%, 3/15/2023	2,613	2,169

5.38%, 7/15/2025	1,919	1,554

6.75%, 9/15/2037 (e) (g)	1,740	1,044

5.60%, 4/1/2044	525	273

Deere & Co.

3.10%, 4/15/2030	1,170	1,292

3.75%, 4/15/2050	45	53

Delek Logistics Partners LP 6.75%, 5/15/2025 (g)	3,673	3,517

Dell International LLC

5.88%, 6/15/2021 (e)	939	939

7.13%, 6/15/2024 (e)	1,465	1,518

5.85%, 7/15/2025 (e)	340	371

6.02%, 6/15/2026 (e)	4,575	4,950

4.90%, 10/1/2026 (e)	625	647

6.10%, 7/15/2027 (e)	680	743

6.20%, 7/15/2030 (e)	680	752

Delphi Technologies plc 5.00%, 10/1/2025 (e)	9,315	8,710

Denbury Resources, Inc.

9.00%, 5/15/2021 (e)	1,017	183

9.25%, 3/31/2022 (e)	2,114	381

Diamond Sports Group LLC

5.38%, 8/15/2026 (e)	11,028	8,381

6.63%, 8/15/2027 (e) (g)	971	532

Discover Financial Services Series C, (ICE LIBOR USD 3 Month + 3.08%), 5.50%, 10/30/2027 (c) (d) (f)	2,681	2,268

DISH DBS Corp.

6.75%, 6/1/2021	8,412	8,378

5.88%, 7/15/2022	2,197	2,217

5.00%, 3/15/2023	12,079	11,505

5.88%, 11/15/2024	26,873	25,848

7.75%, 7/1/2026 (g)	15,105	14,879

Dole Food Co., Inc. 7.25%, 6/15/2025 (e) (g)	3,818	3,589

Dominion Energy Gas Holdings LLC 2.80%, 11/15/2020	384	386

Dominion Energy, Inc.

Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.99%), 4.65%, 12/15/2024 (c) (d) (f)	3,636	3,536

(ICE LIBOR USD 3 Month + 3.06%), 5.75%, 10/1/2054 (d)	4,140	4,200

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/2023 (e)	5,736	3,442

Duke Energy Corp.

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.39%), 4.88%, 9/16/2024 (c) (d) (f)	2,270	2,247

3.40%, 6/15/2029	1,620	1,773

Duke Energy Florida LLC 2.50%, 12/1/2029	3,255	3,481

Dun & Bradstreet Corp. (The) 6.88%, 8/15/2026(e)	2,590	2,726

DuPont de Nemours, Inc. (ICE LIBOR USD 3 Month + 0.71%), 2.40%, 11/15/2020 (d)	361	360

Duquesne Light Holdings, Inc.

6.40%, 9/15/2020 (e)	50	51

3.62%, 8/1/2027 (e)	114	114

E*TRADE Financial Corp. Series A, (ICE LIBOR USD 3 Month + 4.44%), 5.87%, 9/15/2026 (c) (d) (f)	493	503

Edison International 3.13%, 11/15/2022	160	164

Eli Lilly & Co. 3.38%, 3/15/2029	5,315	6,053

Eli Lilly and Co. 2.25%, 5/15/2050	3,275	3,119

Embarq Corp. 8.00%, 6/1/2036	9,098	9,371

EMC Corp. 3.38%, 6/1/2023	2,029	2,019

Encompass Health Corp.

5.75%, 11/1/2024	4,407	4,429

5.75%, 9/15/2025	4,690	4,761

4.50%, 2/1/2028	4,340	4,348

Endo Dac

6.00%, 7/15/2023 (e) (g)	8,971	6,725

5.88%, 10/15/2024 (e)	925	888

6.00%, 2/1/2025 (e) (i)	1,770	1,265

Energizer Holdings, Inc.

5.50%, 6/15/2025 (e)	7,355	7,441

7.75%, 1/15/2027 (e)	5,370	5,700

Energy Transfer Operating LP

Series B, (ICE LIBOR USD 3 Month + 4.16%), 6.63%, 2/15/2028 (c) (d) (f)	7,534	5,396

Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.31%), 7.13%, 5/15/2030 (c) (d) (f)	3,275	2,610

EnLink Midstream LLC 5.38%, 6/1/2029 (g)	803	498

EnLink Midstream Partners LP

Series C, (ICE LIBOR USD 3 Month + 4.11%), 6.00%, 12/15/2022 (c) (d) (f)	3,192	862

4.40%, 4/1/2024	4,495	2,832

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	75

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

4.15%, 6/1/2025	1,600	992

4.85%, 7/15/2026	2,940	1,793

5.60%, 4/1/2044	522	209

EnPro Industries, Inc. 5.75%, 10/15/2026 (g)	2,337	2,279

Entegris, Inc. 4.63%, 2/10/2026 (e) (g)	7,946	7,966

Entercom Media Corp.

7.25%, 11/1/2024 (e) (g)	4,240	2,629

6.50%, 5/1/2027 (e) (g)	3,564	2,628

Entergy Arkansas LLC 4.00%, 6/1/2028	765	874

Entergy Louisiana LLC 3.25%, 4/1/2028	1,770	1,935

Entergy Mississippi LLC

2.85%, 6/1/2028	1,315	1,384

Entergy Texas, Inc.

4.00%, 3/30/2029	925	1,053

3.55%, 9/30/2049	1,435	1,617

Enterprise Development Authority (The) 12.00%, 7/15/2024 (e)	3,904	3,523

Enterprise Products Operating LLC

3.13%, 7/31/2029	1,330	1,325

Series E, (ICE LIBOR USD 3 Month + 3.03%), 5.25%, 8/16/2077 (d)	4,380	3,941

Envision Healthcare Corp. 8.75%, 10/15/2026 (e)	7,419	2,481

EP Energy LLC

9.38%, 5/1/2024 (e) (j)	6,625	10

8.00%, 11/29/2024 (e) (j)	5,336	13

8.00%, 2/15/2025 (e) (j)	4,503	7

7.75%, 5/15/2026 (e) (j)	12,831	1,411

EQT Corp. 7.00%, 2/1/2030 (i)	1,165	1,101

Equinix, Inc. REIT, 5.88%, 1/15/2026	6,715	6,974

ESH Hospitality, Inc.

REIT, 5.25%, 5/1/2025 (e)	6,047	5,684

REIT, 4.63%, 10/1/2027 (e)	5,963	5,397

Evergy, Inc. 2.90%, 9/15/2029	2,660	2,723

Eversource Energy Series M, 3.30%, 1/15/2028	2,890	3,138

Exela Intermediate LLC 10.00%, 7/15/2023 (e) (g)	6,862	1,269

Expedia Group, Inc.

6.25%, 5/1/2025 (e)	1,432	1,460

7.00%, 5/1/2025 (e)	859	873

Express Scripts Holding Co. (ICE LIBOR USD 3 Month + 0.75%), 2.33%, 11/30/2020 (d)	106	105

Exxon Mobil Corp.

2.61%, 10/15/2030	2,220	2,312

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

4.23%, 3/19/2040 (g)	1,060	1,255

Fair Isaac Corp.

5.25%, 5/15/2026 (e)	1,314	1,357

4.00%, 6/15/2028 (e)	1,866	1,852

Fifth Third Bancorp

(ICE LIBOR USD 3 Month + 3.03%), 5.10%, 6/30/2023 (c) (d) (f)	1,520	1,353

2.38%, 1/28/2025	2,715	2,756

FirstCash, Inc. 5.38%, 6/1/2024 (e)	1,807	1,812

FirstEnergy Corp.

2.05%, 3/1/2025	185	185

2.65%, 3/1/2030	75	76

Florida Power & Light Co. 4.05%, 6/1/2042	2,140	2,654

Ford Motor Co.

8.50%, 4/21/2023	3,269	3,237

9.00%, 4/22/2025	3,269	3,179

9.63%, 4/22/2030 (g)	1,415	1,390

Ford Motor Credit Co. LLC

4.69%, 6/9/2025	6,445	5,688

4.39%, 1/8/2026	6,665	5,732

4.54%, 8/1/2026	1,725	1,479

4.27%, 1/9/2027	7,870	6,689

Freeport-McMoRan, Inc.

3.88%, 3/15/2023	14,905	14,868

4.55%, 11/14/2024	8,785	8,796

4.13%, 3/1/2028	5,265	4,883

5.40%, 11/14/2034	375	352

Frontier Communications Corp.

7.63%, 4/15/2024	882	250

6.88%, 1/15/2025	9,178	2,478

11.00%, 9/15/2025 (j)	6,729	2,084

8.50%, 4/1/2026 (e)	8,283	7,662

8.00%, 4/1/2027 (e)	3,050	3,110

Gap, Inc. (The)

8.38%, 5/15/2023 (e)	7,565	7,886

8.63%, 5/15/2025 (e)	538	557

8.88%, 5/15/2027 (e)	538	557

Gartner, Inc. 5.13%, 4/1/2025 (e)	3,500	3,609

GCI LLC

6.63%, 6/15/2024 (e)	1,395	1,444

6.88%, 4/15/2025	1,942	2,005

GCP Applied Technologies, Inc.

5.50%, 4/15/2026 (e)	6,630	6,381

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

General Electric Co.

Series D, (ICE LIBOR USD 3 Month + 3.33%), 5.00%, 1/21/2021 (c) (d) (f)	29,208	24,034

3.10%, 1/9/2023	1,320	1,348

Genesis Energy LP

6.00%, 5/15/2023	1,359	1,200

6.50%, 10/1/2025	180	151

6.25%, 5/15/2026	1,933	1,614

7.75%, 2/1/2028	3,721	3,163

Genesys Telecommunications Laboratories, Inc. 10.00%, 11/30/2024 (e)	2,182	2,297

GEO Group, Inc. (The)

REIT, 5.88%, 1/15/2022 (g)	4,035	3,732

REIT, 5.88%, 10/15/2024	2,215	1,750

Gilead Sciences, Inc. 4.15%, 3/1/2047	1,390	1,746

Global Partners LP

7.00%, 6/15/2023	2,530	2,201

7.00%, 8/1/2027	1,916	1,542

GLP Capital LP

REIT, 5.25%, 6/1/2025	2,780	2,704

REIT, 5.75%, 6/1/2028	2,780	2,738

Go Daddy Operating Co. LLC 5.25%, 12/1/2027 (e)	1,581	1,624

Goldman Sachs Group, Inc. (The)

Series M, (ICE LIBOR USD 3 Month + 3.92%), 5.38%, 6/4/2020 (c) (d) (f)	11,811	10,970

3.50%, 4/1/2025	6,545	6,961

(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (d)	5,182	5,524

(ICE LIBOR USD 3 Month + 1.16%), 3.81%, 4/23/2029 (d)	2,555	2,758

Goodyear Tire & Rubber Co. (The)

5.00%, 5/31/2026 (g)	4,195	3,650

4.88%, 3/15/2027 (g)	2,597	2,222

Gray Television, Inc.

5.13%, 10/15/2024 (e) (g)	1,385	1,364

5.88%, 7/15/2026 (e)	2,102	2,018

7.00%, 5/15/2027 (e)	6,085	6,129

Greif, Inc. 6.50%, 3/1/2027 (e)	5,836	5,836

Griffon Corp. 5.75%, 3/1/2028	3,475	3,310

Guardian Life Insurance Co. of America (The)

4.88%, 6/19/2064 (e)	621	800

3.70%, 1/22/2070 (e)	305	308

Gulfport Energy Corp.

6.63%, 5/1/2023	745	402

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

6.00%, 10/15/2024	4,620	2,298

6.38%, 5/15/2025	1,458	686

6.38%, 1/15/2026	4,130	1,879

H&E Equipment Services, Inc. 5.63%, 9/1/2025	1,753	1,670

Hanesbrands, Inc. 4.88%, 5/15/2026 (e) (g)	2,975	2,994

Harsco Corp. 5.75%, 7/31/2027 (e)	757	714

HAT Holdings I LLC REIT, 5.25%, 7/15/2024 (e)	973	966

HCA, Inc.

5.88%, 5/1/2023	3,940	4,239

5.38%, 2/1/2025	39,771	42,759

5.88%, 2/15/2026	16,880	18,779

5.38%, 9/1/2026	4,251	4,602

5.63%, 9/1/2028	10,285	11,397

3.50%, 9/1/2030	7,926	7,564

Healthpeak Properties, Inc.

REIT, 3.25%, 7/15/2026	1,295	1,299

REIT, 3.00%, 1/15/2030	685	660

Herc Holdings, Inc. 5.50%, 7/15/2027 (e)	9,623	9,021

Hertz Corp. (The)

7.63%, 6/1/2022 (e)	1,824	693

6.25%, 10/15/2022	1,106	265

5.50%, 10/15/2024 (e)	11,828	2,366

7.13%, 8/1/2026 (e)	5,505	1,115

6.00%, 1/15/2028 (e)	5,450	981

Hess Midstream Operations LP 5.63%, 2/15/2026 (e)	1,315	1,223

Hexion, Inc. 7.88%, 7/15/2027 (e) (g)	2,444	2,212

Hilcorp Energy I LP

5.00%, 12/1/2024 (e)	1,369	774

5.75%, 10/1/2025 (e)	320	178

6.25%, 11/1/2028 (e)	2,000	1,035

Hillman Group, Inc. (The) 6.38%, 7/15/2022 (e) (g)	865	653

Hill-Rom Holdings, Inc.

5.00%, 2/15/2025 (e)	3,197	3,261

4.38%, 9/15/2027 (e)	2,722	2,756

Hilton Domestic Operating Co., Inc.

4.25%, 9/1/2024	1,175	1,141

5.38%, 5/1/2025 (e)	584	586

5.13%, 5/1/2026	9,419	9,299

5.75%, 5/1/2028 (e)	876	887

4.88%, 1/15/2030	1,473	1,410

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	77

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

Hilton Grand Vacations Borrower LLC 6.13%, 12/1/2024	2,845	2,617

Hilton Worldwide Finance LLC

4.63%, 4/1/2025 (g)	1,665	1,644

4.88%, 4/1/2027 (g)	3,279	3,179

Holly Energy Partners LP 5.00%, 2/1/2028 (e)	1,435	1,305

Hologic, Inc. 4.38%, 10/15/2025 (e)	7,661	7,696

Howmet Aerospace, Inc.

5.13%, 10/1/2024	6,366	6,145

6.88%, 5/1/2025	995	1,017

5.90%, 2/1/2027	4,185	3,998

Hughes Satellite Systems Corp.

5.25%, 8/1/2026	4,580	4,832

6.63%, 8/1/2026 (g)	2,485	2,659

Huntington Bancshares, Inc.

7.00%, 12/15/2020	650	666

Series E, (ICE LIBOR USD 3 Month + 2.88%), 5.70%, 4/15/2023 (c) (d) (f)	1,920	1,690

Huntsman International LLC 5.13%, 11/15/2022 (g)	5,105	5,150

Hyatt Hotels Corp.

5.38%, 4/23/2025	685	698

5.75%, 4/23/2030	685	708

Icahn Enterprises LP

6.75%, 2/1/2024	800	801

4.75%, 9/15/2024	2,865	2,695

6.38%, 12/15/2025	2,340	2,328

6.25%, 5/15/2026	3,065	3,012

iHeartCommunications, Inc.

6.38%, 5/1/2026	2,920	2,760

8.38%, 5/1/2027 (g)	6,901	5,763

5.25%, 8/15/2027 (e)	3,190	2,847

ILFC E-Capital Trust I (USD Constant Maturity 30 Year + 1.55%), 3.33%, 12/21/2065 (d) (e)	7,148	3,431

ILFC E-Capital Trust II (US Treasury Yield Curve Rate T Note Constant Maturity 30 Year), 3.57%, 12/21/2065 (d) (e)	2,205	1,097

Infor US, Inc. 6.50%, 5/15/2022	19,235	19,252

Intel Corp. 3.75%, 3/25/2027 (g)	4,760	5,401

International Business Machines Corp.

3.30%, 5/15/2026	4,245	4,683

1.70%, 5/15/2027	650	649

3.50%, 5/15/2029	5,890	6,635

4.15%, 5/15/2039	1,475	1,748

2.85%, 5/15/2040	470	467

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

International Game Technology plc

6.50%, 2/15/2025 (e)	9,688	9,494

6.25%, 1/15/2027 (e)	4,429	4,306

Interstate Power & Light Co. 4.10%, 9/26/2028	1,540	1,748

IQVIA, Inc.

5.00%, 10/15/2026 (e)	7,463	7,693

5.00%, 5/15/2027 (e)	2,790	2,866

IRB Holding Corp. 6.75%, 2/15/2026 (e)	4,363	3,621

Iron Mountain, Inc.

REIT, 5.75%, 8/15/2024 (g)	3,197	3,141

REIT, 4.88%, 9/15/2027 (e)	4,756	4,637

REIT, 5.25%, 3/15/2028 (e)	4,263	4,167

ITC Holdings Corp.

2.70%, 11/15/2022	308	316

3.35%, 11/15/2027	1,600	1,703

Jackson National Life Global Funding (ICE LIBOR USD 3 Month + 0.31%), 1.05%, 3/16/2021 (d) (e)	530	525

Jagged Peak Energy LLC 5.88%, 5/1/2026	1,315	1,118

James Hardie International Finance DAC 4.75%, 1/15/2025 (e)	1,080	1,066

JB Poindexter & Co., Inc. 7.13%, 4/15/2026 (e)	1,631	1,582

JBS USA LUX SA

5.88%, 7/15/2024 (e)	3,968	4,013

5.75%, 6/15/2025 (e)	5,467	5,460

6.75%, 2/15/2028 (e)	1,722	1,829

6.50%, 4/15/2029 (e)	5,243	5,518

JELD-WEN, Inc.

6.25%, 5/15/2025 (e)	1,015	1,028

4.63%, 12/15/2025 (e)	2,505	2,229

4.88%, 12/15/2027 (e)	1,890	1,668

Jersey Central Power & Light Co. 4.30%, 1/15/2026 (e) (g)	1,235	1,351

John Deere Capital Corp. 1.75%, 3/9/2027	2,940	2,944

Kaiser Aluminum Corp. 4.63%, 3/1/2028 (e)	1,500	1,396

Kennedy-Wilson, Inc. 5.88%, 4/1/2024	1,247	1,193

Keurig Dr Pepper, Inc.

2.55%, 9/15/2026	680	695

3.20%, 5/1/2030	2,275	2,427

KeyCorp Series D, (ICE LIBOR USD 3 Month + 3.61%), 5.00%, 9/15/2026 (c) (d) (f)	5,265	4,844

Kinder Morgan Energy Partners LP 5.00%, 10/1/2021	1,425	1,454

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

Kroger Co. (The)

2.20%, 5/1/2030	3,140	3,147

3.88%, 10/15/2046	425	454

L Brands, Inc.

6.88%, 11/1/2035	137	101

6.75%, 7/1/2036	2,650	1,908

L3Harris Technologies, Inc.

3.83%, 4/27/2025	1,620	1,738

2.90%, 12/15/2029	955	973

LABL Escrow Issuer LLC

6.75%, 7/15/2026 (e)	9,270	9,579

10.50%, 7/15/2027 (e)	2,020	2,003

Ladder Capital Finance Holdings LLLP

REIT, 5.25%, 3/15/2022 (e)	1,514	1,249

REIT, 5.25%, 10/1/2025 (e)	1,937	1,409

Lamar Media Corp.

5.75%, 2/1/2026 (g)	1,998	2,032

3.75%, 2/15/2028 (e)	895	824

4.00%, 2/15/2030 (e)	630	580

Lamb Weston Holdings, Inc. 4.88%, 11/1/2026 (e) (g)	4,360	4,382

Lennar Corp.

8.38%, 1/15/2021	295	302

5.38%, 10/1/2022	600	616

4.50%, 4/30/2024	1,455	1,484

5.88%, 11/15/2024	2,770	2,881

5.25%, 6/1/2026	1,630	1,695

5.00%, 6/15/2027	535	549

Level 3 Financing, Inc.

5.63%, 2/1/2023	561	562

5.13%, 5/1/2023	3,136	3,128

5.38%, 1/15/2024	4,086	4,117

5.38%, 5/1/2025	10,443	10,600

5.25%, 3/15/2026	2,170	2,224

Liberty Interactive LLC 8.25%, 2/1/2030	2,370	2,112

Live Nation Entertainment, Inc.

4.88%, 11/1/2024 (e)	2,560	2,270

5.63%, 3/15/2026 (e)	4,047	3,561

4.75%, 10/15/2027 (e)	1,555	1,330

Lowe’s Cos., Inc.

3.65%, 4/5/2029	635	696

3.70%, 4/15/2046	305	331

LPL Holdings, Inc.

5.75%, 9/15/2025 (e)	3,564	3,537

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

4.63%, 11/15/2027 (e)	1,400	1,337

LTF Merger Sub, Inc. 8.50%, 6/15/2023 (e)	5,407	4,326

Mallinckrodt International Finance SA

5.63%, 10/15/2023 (e)	2,615	750

5.50%, 4/15/2025 (e)	5,555	1,389

Marriott International, Inc. Series EE, 5.75%, 5/1/2025	895	935

Marriott Ownership Resorts, Inc.

6.50%, 9/15/2026	8,393	7,952

4.75%, 1/15/2028 (e)	108	95

Martin Midstream Partners LP 7.25%, 2/15/2021	3,546	1,418

Masonite International Corp.

5.75%, 9/15/2026 (e)	2,890	2,803

5.38%, 2/1/2028 (e)	1,680	1,600

MasTec, Inc. 4.88%, 3/15/2023	4,614	4,545

Matador Resources Co. 5.88%, 9/15/2026	1,977	969

Mattel, Inc.

3.15%, 3/15/2023 (g)	1,000	921

6.75%, 12/31/2025 (e)	23,164	23,512

5.88%, 12/15/2027 (e)	1,475	1,442

Mauser Packaging Solutions Holding Co.

5.50%, 4/15/2024 (e)	8,072	7,444

7.25%, 4/15/2025 (e) (g)	3,000	2,347

McDonald’s Corp.

3.70%, 2/15/2042	670	731

3.63%, 9/1/2049	680	744

4.20%, 4/1/2050	15	18

Merck & Co., Inc. 3.40%, 3/7/2029	6,610	7,614

Meredith Corp. 6.88%, 2/1/2026 (g)	7,260	6,171

MetLife, Inc.

Series C, (ICE LIBOR USD 3 Month + 3.58%), 5.25%, 6/15/2020 (c) (d) (f)	16,773	15,263

Series D, (ICE LIBOR USD 3 Month + 2.96%), 5.87%, 3/15/2028 (c) (d) (f)	8,635	8,894

6.40%, 12/15/2036	12,667	14,175

MGM Growth Properties Operating Partnership LP

REIT, 5.63%, 5/1/2024	1,490	1,513

REIT, 4.50%, 9/1/2026	995	962

REIT, 5.75%, 2/1/2027	4,882	4,943

REIT, 4.50%, 1/15/2028	555	522

MGM Resorts International

6.00%, 3/15/2023	11,330	11,018

5.75%, 6/15/2025 (g)	8,803	8,451

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	79

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

4.63%, 9/1/2026 (g)	2,814	2,519

5.50%, 4/15/2027	3,764	3,458

Microsoft Corp.

3.45%, 8/8/2036	6,715	7,787

4.10%, 2/6/2037	3,215	3,997

MidAmerican Energy Co. 4.25%, 5/1/2046	1,945	2,460

Midcontinent Communications 5.38%, 8/15/2027 (e)	2,488	2,515

Morgan Stanley

Series H, (ICE LIBOR USD 3 Month + 3.61%), 4.83%, 7/15/2020 (c) (d) (f)	15,143	13,629

Series J, (ICE LIBOR USD 3 Month + 3.81%), 5.55%, 7/15/2020 (c) (d) (f)	11,888	10,937

(SOFR + 1.15%), 2.72%, 7/22/2025 (d)	8,280	8,526

(SOFR + 1.99%), 2.19%, 4/28/2026 (d)	2,015	2,037

(ICE LIBOR USD 3 Month + 1.34%), 3.59%, 7/22/2028 (d)	3,640	3,937

(SOFR + 1.14%), 2.70%, 1/22/2031 (d)	4,175	4,273

Mosaic Co. (The) 4.05%, 11/15/2027 (g)	320	319

Motors Liquidation Co.

6.75%, 5/1/2028 ‡ (j) (m)	10	—

8.38%, 7/15/2033 ‡ (j)	115	—

7.75%, 3/15/2036 ‡ (j)	11	—

MPH Acquisition Holdings LLC 7.13%, 6/1/2024 (e) (g)	6,229	5,551

MPLX LP

(ICE LIBOR USD 3 Month + 0.90%), 1.90%, 9/9/2021 (d)	350	329

6.25%, 10/15/2022 (e)	894	893

6.38%, 5/1/2024 (e)	1,540	1,572

4.50%, 4/15/2038	680	606

MSCI, Inc. 5.38%, 5/15/2027 (e)	6,475	6,977

MTS Systems Corp. 5.75%, 8/15/2027 (e)	2,772	2,571

Mueller Water Products, Inc. 5.50%, 6/15/2026 (e)	1,425	1,458

Nabors Industries Ltd. 7.25%, 1/15/2026 (e) (g)	2,395	910

Nabors Industries, Inc. 5.75%, 2/1/2025	3,930	904

Narragansett Electric Co. (The) 3.40%, 4/9/2030 (e)	1,820	2,021

National CineMedia LLC 5.88%, 4/15/2028 (e)	1,130	802

National Rural Utilities Cooperative Finance Corp.

2.40%, 3/15/2030	1,710	1,765

(ICE LIBOR USD 3 Month + 3.63%), 5.25%, 4/20/2046 (d)	3,053	3,106

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Nationstar Mortgage Holdings, Inc.

8.13%, 7/15/2023 (e)	2,707	2,598

9.13%, 7/15/2026 (e)	2,360	2,257

6.00%, 1/15/2027 (e)	450	384

Navient Corp. 5.00%, 3/15/2027 (g)	1,330	1,120

NCR Corp.

8.13%, 4/15/2025 (e)	1,030	1,092

5.75%, 9/1/2027 (e)	6,319	6,335

6.13%, 9/1/2029 (e)	5,370	5,329

Neiman Marcus Group Ltd. LLC

14.00% (Blend (cash 8.00% + PIK 6.00%)), 4/25/2024 (e)	8,684	1,997

8.00%, 10/25/2024 (e)	7,847	628

8.75%, 10/25/2024 (e)	5,573	446

Netflix, Inc.

4.88%, 4/15/2028	6,870	7,306

5.88%, 11/15/2028	7,453	8,428

5.38%, 11/15/2029 (e)	2,603	2,859

4.88%, 6/15/2030 (e)	5,731	6,137

New Albertsons LP

7.75%, 6/15/2026	1,535	1,527

6.63%, 6/1/2028	613	607

7.45%, 8/1/2029	392	391

8.00%, 5/1/2031	3,108	3,139

New York Life Global Funding

(ICE LIBOR USD 3 Month + 0.16%), 1.59%, 10/1/2020 (d) (e)	175	175

(ICE LIBOR USD 3 Month + 0.28%), 1.39%, 1/21/2022 (d) (e)	460	454

Newell Brands, Inc.

4.70%, 4/1/2026 (i)	5,225	5,287

5.63%, 4/1/2036 (i)	4,455	4,667

Newfield Exploration Co.

5.63%, 7/1/2024	2,010	1,438

5.38%, 1/1/2026	1,515	1,045

Nexstar Broadcasting, Inc.

5.63%, 8/1/2024 (e) (g)	2,155	2,096

5.63%, 7/15/2027 (e)	10,142	9,685

NextEra Energy Capital Holdings, Inc.

(ICE LIBOR USD 3 Month + 0.48%), 2.23%, 5/4/2021 (d)	345	342

2.40%, 9/1/2021	2,540	2,582

(ICE LIBOR USD 3 Month + 3.16%), 5.65%, 5/1/2079 (d)	4,773	4,876

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

NextEra Energy Operating Partners LP

4.25%, 7/15/2024 (e)	1,811	1,843

4.25%, 9/15/2024 (e)	637	647

4.50%, 9/15/2027 (e) (g)	986	1,012

Nielsen Co. Luxembourg SARL (The) 5.00%, 2/1/2025 (e) (g)	914	882

Nielsen Finance LLC 5.00%, 4/15/2022 (e)	13,712	13,508

NIKE, Inc.

3.25%, 3/27/2040	225	244

3.38%, 3/27/2050	205	229

NiSource, Inc.

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.84%), 5.65%, 6/15/2023 (c) (d) (f)	2,492	2,293

3.49%, 5/15/2027	2,297	2,481

3.60%, 5/1/2030	771	858

Noble Holding International Ltd.

6.20%, 8/1/2040	1,121	7

5.25%, 3/15/2042	915	9

8.95%, 4/1/2045 (i)	410	2

Nordstrom, Inc. 8.75%, 5/15/2025 (e)	1,050	1,127

Norfolk Southern Corp.

2.55%, 11/1/2029	6,084	6,310

3.05%, 5/15/2050 (l)	770	768

Northern States Power Co. 3.40%, 8/15/2042	2,355	2,693

Northrop Grumman Corp. 3.25%, 1/15/2028	1,185	1,288

Northwestern Mutual Life Insurance Co. (The) 3.85%, 9/30/2047 (e)	320	357

Novelis Corp.

5.88%, 9/30/2026 (e)	3,615	3,515

4.75%, 1/30/2030 (e)	4,705	4,187

NRG Energy, Inc.

7.25%, 5/15/2026	2,340	2,516

6.63%, 1/15/2027	7,041	7,516

5.75%, 1/15/2028	880	946

5.25%, 6/15/2029 (e)	1,892	2,027

Nuance Communications, Inc. 5.63%, 12/15/2026	3,789	3,972

NuStar Logistics LP

6.00%, 6/1/2026	992	906

5.63%, 4/28/2027	2,195	1,976

Oasis Petroleum, Inc.

6.88%, 3/15/2022	5,782	860

6.88%, 1/15/2023 (g)	1,505	196

6.25%, 5/1/2026 (e) (g)	4,347	565

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Occidental Petroleum Corp. 2.70%, 8/15/2022	510	444

Oceaneering International, Inc. 6.00%, 2/1/2028	1,175	604

Oncor Electric Delivery Co. LLC

2.75%, 5/15/2030 (e)	2,840	3,110

4.10%, 11/15/2048	1,610	2,080

ONEOK, Inc. 3.40%, 9/1/2029	685	571

Oracle Corp.

3.25%, 11/15/2027	1,860	2,039

3.90%, 5/15/2035	3,390	4,027

3.85%, 7/15/2036	610	701

3.60%, 4/1/2040	4,360	4,903

Otis Worldwide Corp. 3.36%, 2/15/2050 (e)	765	779

Outfront Media Capital LLC

5.63%, 2/15/2024 (g)	1,650	1,638

5.00%, 8/15/2027 (e)	2,982	2,847

Owens-Brockway Glass Container, Inc.

5.00%, 1/15/2022 (e)	810	818

6.38%, 8/15/2025 (e) (g)	1,084	1,100

PacifiCorp

2.70%, 9/15/2030	725	786

3.30%, 3/15/2051	1,732	1,934

Panther BF Aggregator 2 LP 6.25%, 5/15/2026 (e)	4,076	4,087

Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (e)	4,796	4,857

Parsley Energy LLC

5.38%, 1/15/2025 (e)	2,925	2,625

5.25%, 8/15/2025 (e)	4,950	4,356

5.63%, 10/15/2027 (e)	904	773

4.13%, 2/15/2028 (e)	3,565	2,923

PBF Holding Co. LLC 6.00%, 2/15/2028 (e)	3,215	2,289

PBF Logistics LP 6.88%, 5/15/2023	1,254	966

Peabody Energy Corp.

6.00%, 3/31/2022 (e) (g)	502	371

6.38%, 3/31/2025 (e)	1,130	669

Pennsylvania Electric Co. 3.60%, 6/1/2029 (e)	635	692

Penske Automotive Group, Inc. 5.50%, 5/15/2026	5,777	5,339

Performance Food Group, Inc.

6.88%, 5/1/2025 (e)	400	407

5.50%, 10/15/2027 (e)	4,211	4,001

PetSmart, Inc.

7.13%, 3/15/2023 (e)	10,970	10,394

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	81

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

5.88%, 6/1/2025 (e) (g)	10,344	10,422

8.88%, 6/1/2025 (e) (g)	2,365	2,294

Pfizer, Inc. 2.63%, 4/1/2030	13,510	14,564

PGT Innovations, Inc. 6.75%, 8/1/2026 (e)	2,080	2,053

Philip Morris International, Inc.

3.13%, 3/2/2028 (g)	4,490	4,835

3.38%, 8/15/2029	5,345	5,896

2.10%, 5/1/2030	2,470	2,441

Photo Holdings Merger Sub, Inc. 8.50%, 10/1/2026 (e)	10,815	9,364

Pilgrim’s Pride Corp.

5.75%, 3/15/2025 (e)	5,329	5,383

5.88%, 9/30/2027 (e)	2,116	2,141

Plains All American Pipeline LP Series B, (ICE LIBOR USD 3 Month + 4.11%), 6.13%, 11/15/2022 (c) (d) (f)	825	553

Plantronics, Inc. 5.50%, 5/31/2023 (e)	7,166	5,678

PNC Financial Services Group, Inc. (The)

Series R, (ICE LIBOR USD 3 Month + 3.04%), 4.85%, 6/1/2023 (c) (d) (f)	7,762	7,141

Series S, (ICE LIBOR USD 3 Month + 3.30%), 5.00%, 11/1/2026 (c) (d) (f)	4,756	4,837

Polaris Intermediate Corp. 8.50% (cash), 12/1/2022 (e) (g) (h)	3,361	2,815

Post Holdings, Inc.

5.00%, 8/15/2026 (e)	2,728	2,718

5.75%, 3/1/2027 (e)	5,130	5,252

5.63%, 1/15/2028 (e)	1,900	1,933

5.50%, 12/15/2029 (e)	2,860	2,874

4.63%, 4/15/2030 (e) (g)	2,427	2,379

Presidio Holdings, Inc. 4.88%, 2/1/2027 (e) (g)	1,785	1,746

Prestige Brands, Inc.

6.38%, 3/1/2024 (e) (g)	3,220	3,309

5.13%, 1/15/2028 (e)	900	910

Pricoa Global Funding I 2.20%, 6/3/2021 (e)	176	179

Prime Security Services Borrower LLC

5.25%, 4/15/2024 (e)	2,327	2,280

5.75%, 4/15/2026 (e) (g)	8,426	8,302

Progressive Corp. (The) Series B, (ICE LIBOR USD 3 Month + 2.54%), 5.38%, 3/15/2023 (c) (d) (f)	5,340	5,176

Prologis LP REIT, 2.13%, 4/15/2027	1,480	1,492

Protective Life Global Funding 2.92%, 4/15/2022 (e)	681	699

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Prudential Financial, Inc.

(ICE LIBOR USD 3 Month + 4.18%), 5.87%, 9/15/2042 (d)	8,461	8,914

(ICE LIBOR USD 3 Month + 3.92%), 5.63%, 6/15/2043 (d)	23,639	24,396

PTC, Inc.

3.63%, 2/15/2025 (e)	940	925

4.00%, 2/15/2028 (e)	820	804

QEP Resources, Inc.

5.38%, 10/1/2022	1,144	395

5.25%, 5/1/2023	1,072	356

5.63%, 3/1/2026	1,350	435

Qorvo, Inc. 5.50%, 7/15/2026	3,537	3,714

Quicken Loans, Inc.

5.75%, 5/1/2025 (e) (g)	3,596	3,524

5.25%, 1/15/2028 (e)	5,290	5,136

Qwest Corp. 7.25%, 9/15/2025	325	348

Radian Group, Inc.

4.50%, 10/1/2024 (g)	2,265	2,197

4.88%, 3/15/2027	1,859	1,633

Rain CII Carbon LLC 7.25%, 4/1/2025 (e)	4,225	3,617

Range Resources Corp. 4.88%, 5/15/2025 (g)	4,485	3,476

Raytheon Technologies Corp. 4.13%, 11/16/2028	9,575	11,102

RBS Global, Inc. 4.88%, 12/15/2025 (e)	1,560	1,521

Refinitiv US Holdings, Inc.

6.25%, 5/15/2026 (e)	2,627	2,800

8.25%, 11/15/2026 (e)	3,869	4,198

Reliance Standard Life Global Funding II 2.15%, 1/21/2023 (e)	295	295

Revlon Consumer Products Corp. 6.25%, 8/1/2024	2,027	375

RHP Hotel Properties LP REIT, 5.00%, 4/15/2023	3,363	3,128

Rite Aid Corp.

6.13%, 4/1/2023 (e)	4,858	4,396

7.50%, 7/1/2025 (e)	2,722	2,654

Ryman Hospitality Properties, Inc. REIT, 4.75%, 10/15/2027 (e)	4,562	3,980

Sabre GLBL, Inc.

5.38%, 4/15/2023 (e)	6,087	5,661

5.25%, 11/15/2023 (e) (g)	2,152	1,991

9.25%, 4/15/2025 (e)	1,432	1,512

SBA Communications Corp.

REIT, 4.00%, 10/1/2022	314	316

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

REIT, 4.88%, 9/1/2024 (g)	3,980	4,117

Schlumberger Holdings Corp. 3.90%, 5/17/2028 (e)	635	610

Science Applications International Corp. 4.88%, 4/1/2028 (e)	710	695

Scientific Games International, Inc. 5.00%, 10/15/2025 (e)	6,792	5,931

Scotts Miracle-Gro Co. (The)

5.25%, 12/15/2026	2,180	2,212

4.50%, 10/15/2029	640	624

Scripps Escrow, Inc. 5.88%, 7/15/2027 (e)	880	744

Sealed Air Corp.

5.25%, 4/1/2023 (e)	633	652

5.13%, 12/1/2024 (e)	355	367

Sensata Technologies BV

4.88%, 10/15/2023 (e)	4,531	4,554

5.63%, 11/1/2024 (e)	1,825	1,852

5.00%, 10/1/2025 (e)	895	890

Sensata Technologies UK Financing Co. plc 6.25%, 2/15/2026 (e)	12,061	12,453

Service Corp. International

8.00%, 11/15/2021	1,240	1,302

5.38%, 5/15/2024	6,180	6,273

7.50%, 4/1/2027	2,735	2,954

4.63%, 12/15/2027	825	843

5.13%, 6/1/2029	3,012	3,132

Shire Acquisitions Investments Ireland DAC 3.20%, 9/23/2026	3,290	3,564

Sinclair Television Group, Inc.

5.63%, 8/1/2024 (e) (g)	3,933	3,588

5.88%, 3/15/2026 (e)	205	177

5.13%, 2/15/2027 (e) (g)	2,890	2,435

Sirius XM Radio, Inc.

4.63%, 5/15/2023 (e)	2,336	2,351

4.63%, 7/15/2024 (e)	3,675	3,747

5.38%, 4/15/2025 (e)	8,871	9,148

5.38%, 7/15/2026 (e)	7,266	7,538

5.00%, 8/1/2027 (e)	7,829	8,007

5.50%, 7/1/2029 (e)	1,642	1,732

Six Flags Entertainment Corp.

4.88%, 7/31/2024 (e) (g)	6,530	5,748

5.50%, 4/15/2027 (e) (g)	874	756

Six Flags Theme Parks, Inc. 7.00%, 7/1/2025 (e)	1,390	1,438

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

SM Energy Co.

5.63%, 6/1/2025	3,980	1,114

6.75%, 9/15/2026	968	264

6.63%, 1/15/2027 (g)	3,281	864

Solera LLC 10.50%, 3/1/2024 (e)	2,308	2,296

Southern California Edison Co.

Series E, (ICE LIBOR USD 3 Month + 4.20%), 6.25%, 2/1/2022 (c) (d) (f)	2,040	1,948

Series E, 3.70%, 8/1/2025	1,275	1,387

Southwestern Electric Power Co. Series M, 4.10%, 9/15/2028	1,540	1,720

Southwestern Energy Co.

6.20%, 1/23/2025 (g) (i)	3,097	2,741

7.50%, 4/1/2026 (g)	477	427

7.75%, 10/1/2027 (g)	1,165	1,014

Spectrum Brands, Inc.

6.13%, 12/15/2024	3,812	3,774

5.75%, 7/15/2025	7,488	7,469

5.00%, 10/1/2029 (e)	2,486	2,374

Spirit AeroSystems, Inc. 7.50%, 4/15/2025 (e)	4,150	4,088

Springleaf Finance Corp.

7.75%, 10/1/2021	854	850

6.13%, 5/15/2022	1,830	1,807

5.63%, 3/15/2023	4,267	4,054

6.13%, 3/15/2024	1,060	994

6.88%, 3/15/2025	2,110	1,995

7.13%, 3/15/2026	7,618	7,061

6.63%, 1/15/2028	5,378	4,746

5.38%, 11/15/2029	1,405	1,166

Sprint Capital Corp.

6.88%, 11/15/2028 (g)	140	169

8.75%, 3/15/2032	20,354	28,597

Sprint Communications, Inc. 11.50%, 11/15/2021	305	341

Sprint Corp.

7.25%, 9/15/2021	1,006	1,055

7.88%, 9/15/2023	18,616	20,939

7.13%, 6/15/2024	6,327	7,102

7.63%, 2/15/2025	33,116	38,252

7.63%, 3/1/2026	30,103	35,585

SPX FLOW, Inc.

5.63%, 8/15/2024 (e)	1,969	1,984

5.88%, 8/15/2026 (e)	2,175	2,197

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	83

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

SS&C Technologies, Inc. 5.50%, 9/30/2027 (e)	8,338	8,546

Standard Industries, Inc.

6.00%, 10/15/2025 (e)	3,115	3,208

5.00%, 2/15/2027 (e)	837	839

4.75%, 1/15/2028 (e)	8,598	8,411

Stanley Black & Decker, Inc. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.66%), 4.00%, 3/15/2060 (d)	670	647

Staples, Inc.

7.50%, 4/15/2026 (e)	14,320	11,313

10.75%, 4/15/2027 (e) (g)	7,739	4,411

State Street Corp.

Series F, (ICE LIBOR USD 3 Month + 3.60%), 5.25%, 9/15/2020 (c) (d) (f)	1,650	1,564

Series H, (ICE LIBOR USD 3 Month + 2.54%), 5.63%, 12/15/2023 (c) (d) (f)	2,460	2,398

(ICE LIBOR USD 3 Month + 1.03%), 4.14%, 12/3/2029 (d)	1,300	1,507

2.40%, 1/24/2030	2,335	2,419

(SOFR + 2.65%), 3.15%, 3/30/2031 (d) (e)	285	310

Station Casinos LLC

5.00%, 10/1/2025 (e)	2,945	2,455

4.50%, 2/15/2028 (e)	5,250	4,200

Steel Dynamics, Inc.

5.25%, 4/15/2023	780	784

4.13%, 9/15/2025	1,440	1,439

5.00%, 12/15/2026	1,085	1,114

Stevens Holding Co., Inc. 6.13%, 10/1/2026 (e)	1,940	1,944

Summit Materials LLC

6.13%, 7/15/2023	1,475	1,476

5.13%, 6/1/2025 (e)	1,270	1,229

Summit Midstream Holdings LLC

5.50%, 8/15/2022	1,559	374

5.75%, 4/15/2025	3,155	632

Sunoco Logistics Partners Operations LP 4.00%, 10/1/2027	1,315	1,231

Sunoco LP

4.88%, 1/15/2023	1,540	1,498

5.50%, 2/15/2026	931	898

6.00%, 4/15/2027	2,890	2,818

5.88%, 3/15/2028	423	402

Sysco Corp.

5.65%, 4/1/2025	600	672

5.95%, 4/1/2030	420	494

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Tallgrass Energy Partners LP

5.50%, 9/15/2024 (e)	2,040	1,551

5.50%, 1/15/2028 (e)	710	486

Targa Resources Partners LP

4.25%, 11/15/2023	2,888	2,607

6.75%, 3/15/2024	8,710	8,231

5.13%, 2/1/2025	2,869	2,582

5.88%, 4/15/2026 (g)	4,488	3,983

6.50%, 7/15/2027	3,538	3,184

5.00%, 1/15/2028	1,745	1,485

6.88%, 1/15/2029 (g)	1,906	1,748

Team Health Holdings, Inc. 6.38%, 2/1/2025 (e) (g)	7,717	4,243

TEGNA, Inc.

5.50%, 9/15/2024 (e) (g)	725	729

4.63%, 3/15/2028 (e)	1,820	1,631

Teleflex, Inc. 4.88%, 6/1/2026	368	374

Tempur Sealy International, Inc.

5.63%, 10/15/2023 (g)	4,942	4,868

5.50%, 6/15/2026	9,236	8,802

Tenet Healthcare Corp.

6.75%, 6/15/2023	11,335	11,324

4.63%, 7/15/2024	4,053	3,999

4.63%, 9/1/2024 (e)	1,018	998

7.50%, 4/1/2025 (e)	1,374	1,478

5.13%, 5/1/2025	6,321	5,910

7.00%, 8/1/2025 (g)	870	809

4.88%, 1/1/2026 (e)	21,631	21,421

6.25%, 2/1/2027 (e)	19,083	18,789

5.13%, 11/1/2027 (e)	8,371	8,266

Tennant Co. 5.63%, 5/1/2025	4,377	4,382

Tenneco, Inc. 5.00%, 7/15/2026 (g)	4,155	1,859

Terex Corp. 5.63%, 2/1/2025 (e) (g)	6,140	5,570

Terraform Global Operating LLC 6.13%, 3/1/2026 (e)	1,712	1,695

TerraForm Power Operating LLC

4.25%, 1/31/2023 (e)	1,869	1,915

5.00%, 1/31/2028 (e)	1,839	1,929

Texas Competitive Electric Holdings Co. LLC 8.50%, 5/1/2020 ‡ (j)	29,250	8

Texas Instruments, Inc. 1.75%, 5/4/2030	630	628

Thermo Fisher Scientific, Inc.

2.60%, 10/1/2029	3,840	4,033

4.50%, 3/25/2030	11,265	13,665

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

T-Mobile USA, Inc.

6.00%, 3/1/2023	1,598	1,613

6.50%, 1/15/2024	665	680

6.38%, 3/1/2025	2,030	2,083

3.50%, 4/15/2025 (e)	2,240	2,351

5.13%, 4/15/2025	1,704	1,725

6.50%, 1/15/2026	17,580	18,547

4.50%, 2/1/2026	10,879	11,209

3.75%, 4/15/2027 (e)	3,385	3,629

4.75%, 2/1/2028	19,226	20,188

3.88%, 4/15/2030 (e)	6,970	7,624

4.38%, 4/15/2040 (e)	2,995	3,383

4.50%, 4/15/2050 (e)	235	274

Toyota Motor Credit Corp. (SOFR + 0.40%), 0.41%, 10/23/2020 (d)	928	923

Trans-Allegheny Interstate Line Co. 3.85%, 6/1/2025 (e)	2,913	3,243

TransDigm, Inc.

6.50%, 7/15/2024	3,961	3,659

6.50%, 5/15/2025	1,650	1,477

6.25%, 3/15/2026 (e)	9,380	9,180

Transocean Guardian Ltd. 5.88%, 1/15/2024 (e)	1,717	1,313

Transocean Pontus Ltd. 6.13%, 8/1/2025 (e)	4,847	3,926

Transocean Poseidon Ltd. 6.88%, 2/1/2027 (e)	2,486	1,951

Transocean Proteus Ltd. 6.25%, 12/1/2024 (e)	431	365

Transocean, Inc.

7.25%, 11/1/2025 (e) (g)	3,541	1,372

7.50%, 1/15/2026 (e)	2,710	1,030

Travelers Cos., Inc. (The) 2.55%, 4/27/2050	260	259

TreeHouse Foods, Inc. 6.00%, 2/15/2024 (e)	4,010	4,090

TriMas Corp. 4.88%, 10/15/2025 (e)	2,315	2,266

Trinseo Materials Operating SCA 5.38%, 9/1/2025 (e) (g)	9,060	7,724

Triumph Group, Inc.

6.25%, 9/15/2024 (e)	545	431

7.75%, 8/15/2025 (g)	1,670	1,083

Tronox Finance plc 5.75%, 10/1/2025 (e)	1,222	1,081

Tronox, Inc. 6.50%, 4/15/2026 (e) (g)	1,755	1,588

Truist Financial Corp.

Series N, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 4.80%, 9/1/2024 (c) (d) (f)	3,110	2,907

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series L, (ICE LIBOR USD 3 Month + 3.10%), 5.05%, 12/15/2024 (c) (d) (f)	1,568	1,474

Series M, (ICE LIBOR USD 3 Month + 2.79%), 5.13%, 12/15/2027 (c) (d) (f)	8,713	8,386

Tucson Electric Power Co. 4.00%, 6/15/2050	1,491	1,745

Tyson Foods, Inc. 3.90%, 9/28/2023	1,330	1,432

UDR, Inc. REIT, 3.00%, 8/15/2031	1,355	1,363

Ultra Resources, Inc. 11.00% (Blend (cash 9.00% + PIK 2.00%)), 7/12/2024 (h) (m)	8,293	448

Union Electric Co. 2.95%, 3/15/2030	2,750	3,018

Union Pacific Corp. 3.70%, 3/1/2029	5,285	5,929

United Airlines Holdings, Inc.

5.00%, 2/1/2024 (g)	2,404	1,838

4.88%, 1/15/2025 (g)	2,345	1,712

United Rentals North America, Inc.

5.50%, 7/15/2025 (g)	3,281	3,322

4.63%, 10/15/2025	8,030	7,866

5.88%, 9/15/2026	931	957

6.50%, 12/15/2026 (g)	8,423	8,739

5.50%, 5/15/2027	10,010	10,110

4.88%, 1/15/2028	4,455	4,433

5.25%, 1/15/2030	2,500	2,506

United States Cellular Corp. 6.70%, 12/15/2033	1,860	1,962

United States Steel Corp.

6.88%, 8/15/2025 (g)	808	546

6.25%, 3/15/2026 (g)	2,223	1,413

UnitedHealth Group, Inc. 3.85%, 6/15/2028	7,220	8,320

Uniti Group LP

REIT, 6.00%, 4/15/2023 (e)	2,600	2,412

REIT, 8.25%, 10/15/2023 (g)	1,144	949

REIT, 7.13%, 12/15/2024 (e)	55	43

Vail Resorts, Inc. 6.25%, 5/15/2025 (e)	1,142	1,179

Valvoline, Inc. 4.25%, 2/15/2030 (e)	1,400	1,361

Venator Finance SARL 5.75%, 7/15/2025 (e) (g)	3,375	2,329

Verizon Communications, Inc.

3.15%, 3/22/2030	7,195	7,964

4.40%, 11/1/2034	1,185	1,440

4.27%, 1/15/2036	2,265	2,701

3.85%, 11/1/2042	1,275	1,510

4.86%, 8/21/2046	8,370	11,292

4.52%, 9/15/2048	1,020	1,344

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	85

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

ViacomCBS, Inc.

(ICE LIBOR USD 3 Month + 3.90%), 5.87%, 2/28/2057 (d)	5,029	4,579

(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057 (d) (g)	7,455	7,306

VICI Properties LP

REIT, 3.50%, 2/15/2025 (e)	1,195	1,120

REIT, 4.25%, 12/1/2026 (e)	7,084	6,621

REIT, 3.75%, 2/15/2027 (e)	1,875	1,744

REIT, 4.63%, 12/1/2029 (e)	4,688	4,330

REIT, 4.13%, 8/15/2030 (e)	1,620	1,474

Vista Outdoor, Inc. 5.88%, 10/1/2023 (g)	7,094	6,722

Vistra Energy Corp. 5.88%, 6/1/2023	3,604	3,640

Vistra Operations Co. LLC

5.50%, 9/1/2026 (e)	212	218

5.63%, 2/15/2027 (e)	6,585	6,931

W&T Offshore, Inc. 9.75%, 11/1/2023 (e)	4,630	1,528

W.R. Grace & Co.-Conn. 5.63%, 10/1/2024 (e)	1,010	1,013

Wabash National Corp. 5.50%, 10/1/2025 (e)	3,730	3,059

Waste Management, Inc. 4.00%, 7/15/2039	1,480	1,769

Welbilt, Inc. 9.50%, 2/15/2024	2,435	2,015

Wells Fargo & Co.

3.75%, 1/24/2024	2,550	2,713

Series S, (ICE LIBOR USD 3 Month + 3.11%), 5.90%, 6/15/2024 (c) (d) (f)	4,986	5,061

Series U, (ICE LIBOR USD 3 Month + 3.99%), 5.87%, 6/15/2025 (c) (d) (f)	4,403	4,700

(SOFR + 2.00%), 2.19%, 4/30/2026 (d)	2,390	2,402

(ICE LIBOR USD 3 Month + 1.17%), 3.20%, 6/17/2027 (d)	665	703

(ICE LIBOR USD 3 Month + 3.77%), 4.48%, 4/4/2031 (d)	7,985	9,294

Welltower, Inc. REIT, 4.13%, 3/15/2029	1,870	1,926

WESCO Distribution, Inc. 5.38%, 6/15/2024	2,287	2,115

Western Digital Corp. 4.75%, 2/15/2026 (g)	8,487	8,665

Whiting Petroleum Corp.

5.75%, 3/15/2021 (g) (j)	2,310	231

6.25%, 4/1/2023 (j)	2,140	209

6.63%, 1/15/2026 (g) (j)	6,703	670

William Carter Co. (The) 5.63%, 3/15/2027 (e)	7,290	7,390

Windstream Services LLC

9.00%, 6/30/2025 (e) (j)	15,731	826

8.63%, 10/31/2025 (e) (i)	2,498	1,499

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Wisconsin Power & Light Co. 4.60%, 6/15/2020	479	481

WMG Acquisition Corp.

5.00%, 8/1/2023 (e)	1,420	1,427

4.88%, 11/1/2024 (e)	930	930

5.50%, 4/15/2026 (e)	3,018	3,090

Wolverine Escrow LLC

9.00%, 11/15/2026 (e)	10,310	7,148

13.13%, 11/15/2027 (e)	1,855	1,094

WPX Energy, Inc.

8.25%, 8/1/2023	720	691

5.75%, 6/1/2026 (g)	3,249	2,945

Wyndham Destinations, Inc.

4.25%, 3/1/2022	162	153

5.40%, 4/1/2024 (i)	1,513	1,324

6.35%, 10/1/2025 (g) (i)	1,258	1,113

5.75%, 4/1/2027 (i)	1,602	1,402

Wynn Las Vegas LLC 5.50%, 3/1/2025 (e)	13,373	11,902

Wynn Resorts Finance LLC 5.13%, 10/1/2029 (e) (g)	6,675	6,258

Xerox Corp. 4.12%, 3/15/2023 (i)	2,347	2,335

XPO Logistics, Inc.

6.50%, 6/15/2022 (e)	2,310	2,319

6.13%, 9/1/2023 (e)	4,967	5,029

6.75%, 8/15/2024 (e)	4,161	4,284

Yum! Brands, Inc.

7.75%, 4/1/2025 (e) (g)	900	981

4.75%, 1/15/2030 (e)	1,834	1,871

Zoetis, Inc.

3.00%, 9/12/2027	1,325	1,434

3.90%, 8/20/2028	1,240	1,426

4.45%, 8/20/2048	2,655	3,401

		3,778,901

Total Corporate Bonds (Cost $4,756,841)		4,431,386

	SHARES (000)
Common Stocks — 33.2%

Australia — 0.8%

Adelaide Brighton Ltd.	567	999

AGL Energy Ltd.	442	4,856

Alumina Ltd.	1,505	1,670

APA Group	297	2,095

Atlas Arteria Ltd.	177	716

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	SHARES (000)	VALUE (000)
Common Stocks — continued

Australia — continued

AusNet Services	791	965

Bank of Queensland Ltd.	413	1,394

Bendigo & Adelaide Bank Ltd.	168	709

BHP Group plc	524	8,796

CSR Ltd.	534	1,283

Dexus, REIT	1,225	7,270

Goodman Group, REIT	1,479	12,601

IOOF Holdings Ltd.	287	802

Mirvac Group, REIT	6,850	9,953

Rio Tinto plc	736	34,178

Sonic Healthcare Ltd.	74	1,303

Spark Infrastructure Group	699	858

Sydney Airport	644	2,622

Transurban Group	291	2,593

Wesfarmers Ltd.	100	2,421

Woodside Petroleum Ltd.	118	1,697

		99,781

Austria — 0.0% (a)

Erste Group Bank AG	34	733

OMV AG	24	769

Raiffeisen Bank International AG	42	718

Verbund AG	19	858

		3,078

Belgium — 0.2%

Ageas	21	739

KBC Group NV	24	1,277

Proximus SADP	97	2,079

Shurgard Self Storage SA	191	6,281

Telenet Group Holding NV (g)	19	804

Warehouses De Pauw CVA, REIT, CVA*	304	8,345

		19,525

Brazil — 0.1%

Ambev SA, ADR*	2,759	5,933

BB Seguridade Participacoes SA	981	4,786

Itau Unibanco Holding SA (Preference)	1,597	6,735

		17,454

Canada — 0.8%

Advanz Pharma Corp. Ltd.*	171	569

Algonquin Power & Utilities Corp.	137	1,901

Allied Properties, REIT	442	14,155

AltaGas Ltd.	103	1,236

Atco Ltd., Class I	16	439

INVESTMENTS	SHARES (000)	VALUE (000)

Canada — continued

BCE, Inc.	51	2,046

Canadian Apartment Properties, REIT	323	11,132

Canadian Imperial Bank of Commerce	26	1,537

Canadian Utilities Ltd., Class A	116	2,841

Capital Power Corp.	38	733

Emera, Inc.	70	2,805

Enbridge, Inc.	62	1,901

Fortis, Inc.	132	5,116

Great-West Lifeco, Inc.	35	581

Husky Energy, Inc. (g)	171	548

Hydro One Ltd. (b)	200	3,628

IGM Financial, Inc.	54	1,141

Inter Pipeline Ltd.	133	1,111

Northland Power, Inc.	68	1,460

Nutrien Ltd.	38	1,356

Pembina Pipeline Corp.	56	1,278

Power Corp. of Canada	104	1,664

Rogers Communications, Inc., Class B	14	581

Shaw Communications, Inc., Class B	114	1,857

Superior Plus Corp.	81	575

TC Energy Corp.	466	21,433

TELUS Corp.	122	1,995

Thomson Reuters Corp.	31	2,184

Toronto-Dominion Bank (The)	245	10,218

		98,021

Cayman Islands — 0.0% (a)

Telford Offshore Holdings Ltd.* ‡	58	22

Chile — 0.0% (a)

Banco Santander Chile, ADR	141	2,366

China — 1.5%

China Construction Bank Corp., Class H	26,610	21,359

China Life Insurance Co. Ltd., Class H	2,013	4,293

China Merchants Bank Co. Ltd., Class H	2,002	9,472

China Mobile Ltd.	1,139	9,157

China Overseas Land & Investment Ltd.	5,246	19,378

China Pacific Insurance Group Co. Ltd., Class H	2,589	8,567

China Petroleum & Chemical Corp., Class H	10,120	5,044

CNOOC Ltd.	5,321	5,883

Fuyao Glass Industry Group Co. Ltd., Class A	2,118	5,884

Guangdong Investment Ltd.	2,414	5,017

Haier Electronics Group Co. Ltd.	985	2,713

Huayu Automotive Systems Co. Ltd., Class A	1,477	4,191

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	87

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)	VALUE (000)
Common Stocks — continued

China — continued

Inner Mongolia Yili Industrial Group Co. Ltd., Class A *	3,304	13,497

Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	926	12,784

Joyoung Co. Ltd., Class A	1,110	4,894

Midea Group Co. Ltd., Class A	2,228	16,637

Ping An Insurance Group Co. of China Ltd., Class H	2,294	23,339

Postal Savings Bank of China Co. Ltd., Class H (b)	11,252	6,724

SAIC Motor Corp. Ltd., Class A	147	387

		179,220

Colombia — 0.0% (a)

Millicom International Cellular SA, SDR	26	680

Czech Republic — 0.0% (a)

Komercni banka A/S *	126	2,663

Moneta Money Bank A/S (b)	444	922

		3,585

Denmark — 0.0% (a)

Pandora A/S	25	881

Finland — 0.2%

Elisa OYJ	18	1,074

Fortum OYJ	284	4,700

Kone OYJ, Class B	215	12,997

Neste OYJ	39	1,377

Nordea Bank Abp	381	2,443

Orion OYJ, Class B	37	1,895

Stora Enso OYJ, Class R	101	1,188

UPM-Kymmene OYJ	46	1,273

Wartsila OYJ Abp	148	1,090

		28,037

France — 1.0%

Aeroports de Paris	6	547

Airbus SE *	6	353

Airbus SE *	52	3,316

Alstom SA	15	600

Amundi SA (b)	14	905

Atos SE *	26	1,894

AXA SA	111	1,979

BNP Paribas SA	59	1,838

Bouygues SA *	38	1,169

Casino Guichard Perrachon SA (g)	36	1,348

Cie de Saint-Gobain	31	825

Cie Generale des Etablissements Michelin SCA	15	1,413

INVESTMENTS	SHARES (000)	VALUE (000)

France — continued

CNP Assurances *	64	659

Covivio, REIT	161	10,095

Credit Agricole SA	115	927

Eiffage SA	12	1,013

Electricite de France SA	233	1,851

Engie SA	391	4,237

Eutelsat Communications SA	147	1,640

Gecina SA, REIT	10	1,357

ICADE, REIT	12	905

LVMH Moet Hennessy Louis Vuitton SE	45	17,449

Natixis SA	281	664

Orange SA	137	1,661

Peugeot SA	73	1,029

Publicis Groupe SA	29	859

Renault SA *	32	639

Rexel SA	79	735

Rubis SCA	22	991

Sanofi	140	13,646

Schneider Electric SE *	158	14,610

Societe Generale SA	133	2,079

Suez	288	3,253

TOTAL SA	100	3,533

Veolia Environnement SA	171	3,637

Vinci SA	130	10,652

		114,308

Germany — 0.7%

adidas AG (g)	35	8,058

Allianz SE (Registered)	20	3,616

Aroundtown SA	591	3,179

BASF SE	37	1,902

Bayer AG (Registered)	71	4,680

Bayerische Motoren Werke AG	28	1,631

Deutsche Post AG (Registered)	51	1,518

Deutsche Telekom AG (Registered)	170	2,480

E.ON SE	457	4,577

Evonik Industries AG	43	1,061

Fraport AG Frankfurt Airport Services Worldwide	16	717

Hannover Rueck SE	7	1,131

HeidelbergCement AG	20	932

HOCHTIEF AG	9	734

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	58	12,755

Porsche Automobil Holding SE (Preference)	19	947

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	SHARES (000)	VALUE (000)
Common Stocks — continued

Germany — 0.7%

ProSiebenSat.1 Media SE	163	1,633

RWE AG	153	4,393

Siemens AG (Registered)	29	2,662

Telefonica Deutschland Holding AG	1,139	3,241

TUI AG	183	728

Uniper SE	57	1,527

Volkswagen AG (Preference)	11	1,464

Vonovia SE	270	13,374

		78,940

Hong Kong — 0.7%

CK Infrastructure Holdings Ltd.	273	1,622

CLP Holdings Ltd.	307	3,286

Hang Seng Bank Ltd.	550	9,611

HKT Trust & HKT Ltd.	11,522	18,593

Hong Kong & China Gas Co. Ltd.	1,598	2,864

Hong Kong Exchanges & Clearing Ltd.	365	11,693

Link, REIT	2,286	20,380

Power Assets Holdings Ltd.	422	2,824

VTech Holdings Ltd.	120	901

WH Group Ltd. (b)	6,294	6,003

Xinyi Glass Holdings Ltd.	590	683

Yue Yuen Industrial Holdings Ltd.	516	822

		79,282

India — 0.5%

Infosys Ltd., ADR	988	9,121

ITC Ltd.	5,342	12,869

Tata Consultancy Services Ltd.	1,269	33,606

		55,596

Indonesia — 0.2%

Bank Rakyat Indonesia Persero Tbk. PT	37,726	6,862

Telekomunikasi Indonesia Persero Tbk. PT	64,073	14,734

		21,596

Ireland — 0.0% (a)

Smurfit Kappa Group plc	39	1,228

Italy — 0.3%

A2A SpA	1,457	1,986

Assicurazioni Generali SpA	105	1,493

Atlantia SpA	133	2,183

Enel SpA	2,088	14,265

Eni SpA	121	1,152

ERG SpA	29	514

Hera SpA	367	1,359

INVESTMENTS	SHARES (000)	VALUE (000)

Italy — continued

Intesa Sanpaolo SpA	1,847	2,884

Iren SpA	234	576

Italgas SpA	311	1,743

Mediobanca Banca di Credito Finanziario SpA	114	664

Poste Italiane SpA (b)	101	858

Snam SpA	992	4,449

Telecom Italia SpA	2,015	804

Terna Rete Elettrica Nazionale SpA	664	4,157

UniCredit SpA *	151	1,164

		40,251

Japan — 1.3%

Aozora Bank Ltd.	88	1,564

Chubu Electric Power Co., Inc.	208	2,817

Chugoku Electric Power Co., Inc. (The)	150	2,020

Daiwa House REIT Investment Corp., REIT	3	6,959

Electric Power Development Co. Ltd.	66	1,327

FANUC Corp.	14	2,220

Hokkaido Electric Power Co., Inc.	163	622

Invesco Office J-Reit, Inc., REIT	52	6,883

Japan Airlines Co. Ltd.	37	658

Japan Hotel REIT Investment Corp., REIT	16	5,170

Japan Post Holdings Co. Ltd.	80	641

Japan Tobacco, Inc.	74	1,371

JFE Holdings, Inc.	214	1,417

JXTG Holdings, Inc.	498	1,765

Kamigumi Co. Ltd.	35	607

Kansai Electric Power Co., Inc. (The)	496	5,080

KDDI Corp.	74	2,140

Kenedix Office Investment Corp., REIT	2	7,474

Kenedix Retail REIT Corp., REIT	4	6,209

Kyushu Electric Power Co., Inc.	247	1,960

Lawson, Inc.	35	1,840

Matsui Securities Co. Ltd.	170	1,241

Miraca Holdings, Inc.	52	1,307

Mitsubishi Chemical Holdings Corp.	67	380

Mitsubishi Logistics Corp.	28	612

Mitsui Fudosan Logistics Park, Inc., REIT	2	6,509

Nippon Accommodations Fund, Inc., REIT	2	10,946

Nippon Prologis REIT, Inc., REIT	4	11,181

Nippon Telegraph & Telephone Corp.	825	18,788

Nissan Motor Co. Ltd.	428	1,458

NTT DOCOMO, Inc.	93	2,747

Orix JREIT, Inc., REIT	4	4,350

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	89

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)	VALUE (000)
Common Stocks — continued

Japan — continued

Otsuka Corp.	152	6,882

Shikoku Electric Power Co., Inc.	90	693

Sumitomo Chemical Co. Ltd.	185	568

Takeda Pharmaceutical Co. Ltd.	32	1,147

Tohoku Electric Power Co., Inc.	361	3,400

Tokio Marine Holdings, Inc.	325	15,224

Tokyo Electron Ltd.	11	2,364

		150,541

Macau — 0.1%

Sands China Ltd.	2,626	10,631

Mexico — 0.2%

Bolsa Mexicana de Valores SAB de CV	1,140	2,057

Fibra Uno Administracion SA de CV, REIT	2,782	2,310

Grupo Financiero Banorte SAB de CV, Class O	778	2,130

Kimberly-Clark de Mexico SAB de CV, Class A	3,939	5,565

Wal-Mart de Mexico SAB de CV	5,728	13,824

		25,886

Netherlands — 0.2%

ABN AMRO Bank NV, CVA (b)	97	747

Akzo Nobel NV	43	3,239

Eurocommercial Properties NV, REIT, CVA	195	2,175

ING Groep NV	297	1,665

Koninklijke Ahold Delhaize NV (g)	73	1,779

Koninklijke KPN NV (g)	314	723

NN Group NV	37	1,075

Randstad NV *	36	1,441

Royal Dutch Shell plc, Class A	95	1,567

Royal Dutch Shell plc, Class B	302	4,838

		19,249

New Zealand — 0.0% (a)

Contact Energy Ltd.	409	1,560

Spark New Zealand Ltd.	685	1,854

UCI Holdings LLC * ‡	65	1,521

		4,935

Norway — 0.0% (a)

Aker BP ASA	84	1,384

DNB ASA	97	1,174

Gjensidige Forsikring ASA	71	1,250

Telenor ASA	159	2,443

		6,251

INVESTMENTS	SHARES (000)	VALUE (000)

Peru — 0.0% (a)

Southern Copper Corp.	58	1,869

Portugal — 0.0% (a)

EDP — Energias de Portugal SA	1,051	4,429

Galp Energia SGPS SA	83	953

		5,382

Russia — 0.4%

Alrosa PJSC	4,739	3,925

Evraz plc	706	2,339

LUKOIL PJSC, ADR	103	6,716

Moscow Exchange MICEX-RTS PJSC	8,494	13,730

Sberbank of Russia PJSC	7,322	19,294

Sberbank of Russia PJSC	421	1,109

Severstal PJSC, GDR (b)	309	3,683

Severstal PJSC, GDR (b)	10	123

		50,919

Saudi Arabia — 0.1%

Al Rajhi Bank	758	11,521

Singapore — 0.2%

Ascendas, REIT	6,173	12,909

Mapletree Logistics Trust, REIT	6,137	7,774

SATS Ltd.	303	703

Singapore Telecommunications Ltd.	755	1,509

StarHub Ltd.	729	768

		23,663

South Africa — 0.2%

Absa Group Ltd.	605	2,984

Anglo American plc	89	1,576

AVI Ltd.	734	3,116

Bid Corp. Ltd.	348	4,529

FirstRand Ltd.	1,118	2,440

SPAR Group Ltd. (The)	228	2,175

Vodacom Group Ltd.	705	4,686

		21,506

South Korea — 0.3%

KT&G Corp.	127	8,497

Samsung Electronics Co. Ltd.	667	27,410

Samsung Fire & Marine Insurance Co. Ltd.	3	548

SK Telecom Co. Ltd., ADR	222	4,240

		40,695

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	SHARES (000)	VALUE (000)
Common Stocks — continued

Spain — 0.7%

Acciona SA	13	1,310

ACS Actividades de Construccion y Servicios SA	42	1,047

Aena SME SA * (b)	20	2,563

Atlantica Yield plc	40	946

Banco Bilbao Vizcaya Argentaria SA	474	1,549

Banco de Sabadell SA	1,141	473

Banco Santander SA	806	1,800

CaixaBank SA	465	836

Enagas SA	177	4,143

Endesa SA	188	4,162

Iberdrola SA	3,222	32,047

Industria de Diseno Textil SA	507	12,979

Inmobiliaria Colonial Socimi SA, REIT	554	5,351

Naturgy Energy Group SA	226	3,988

Red Electrica Corp. SA	243	4,285

Telefonica SA	178	812

		78,291

Sweden — 0.2%

Autoliv, Inc.	22	1,320

Sandvik AB *	88	1,355

Skandinaviska Enskilda Banken AB, Class A	191	1,573

Skanska AB, Class B *	57	1,085

SKF AB, Class B	65	1,032

Svenska Handelsbanken AB, Class A *	163	1,486

Swedbank AB, Class A	154	1,825

Swedish Match AB	26	1,629

Tele2 AB, Class B	83	1,071

Telia Co. AB	713	2,480

Volvo AB, Class B	266	3,407

		18,263

Switzerland — 1.3%

ABB Ltd. (Registered)	107	2,028

Adecco Group AG (Registered)	23	1,007

Credit Suisse Group AG (Registered) *	173	1,578

Flughafen Zurich AG (Registered) *	13	1,636

LafargeHolcim Ltd. (Registered) *	36	1,505

Nestle SA (Registered)	161	17,097

Novartis AG (Registered)	643	54,856

OC Oerlikon Corp. AG (Registered)	184	1,379

Roche Holding AG	156	53,985

Swiss Re AG	19	1,402

UBS Group AG (Registered) *	202	2,158

INVESTMENTS	SHARES (000)	VALUE (000)

Switzerland — continued

Zurich Insurance Group AG	60	19,072

		157,703

Taiwan — 1.4%

Accton Technology Corp.	461	3,342

Asustek Computer, Inc.	721	4,873

Catcher Technology Co. Ltd.	872	6,605

Chicony Electronics Co. Ltd.	716	2,018

Delta Electronics, Inc.	1,270	5,925

MediaTek, Inc. *	842	11,627

Mega Financial Holding Co. Ltd.	6,699	6,739

Novatek Microelectronics Corp. *	421	2,618

President Chain Store Corp.	716	7,404

Quanta Computer, Inc.	5,404	11,676

Taiwan Mobile Co. Ltd. *	1,093	3,939

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,634	86,824

Vanguard International Semiconductor Corp.	3,532	8,194

		161,784

Thailand — 0.1%

Siam Cement PCL (The) (Registered)	695	7,387

United Kingdom — 1.7%

3i Group plc	105	1,035

Admiral Group plc	31	896

AstraZeneca plc	51	5,386

Aviva plc	334	1,009

BAE Systems plc	179	1,143

Barclays plc	1,116	1,491

Barratt Developments plc	454	2,961

Berkeley Group Holdings plc	123	6,460

BP plc	1,224	4,822

British American Tobacco plc	101	3,876

BT Group plc	1,091	1,591

Centrica plc	5,902	2,952

Diageo plc	181	6,219

Direct Line Insurance Group plc	600	2,046

Drax Group plc	202	528

easyJet plc	136	1,032

Fiat Chrysler Automobiles NV	119	1,032

GlaxoSmithKline plc	323	6,743

Imperial Brands plc	178	3,738

J Sainsbury plc	272	677

John Wood Group plc	469	1,186

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	91

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)	VALUE (000)
Common Stocks — continued

United Kingdom — continued

Legal & General Group plc	447	1,150

Linde plc	106	19,418

Lloyds Banking Group plc	3,763	1,522

M&G plc	615	1,020

Micro Focus International plc	209	1,237

National Grid plc	482	5,647

NewRiver REIT plc, REIT	1,715	1,442

Next plc	20	1,212

Pennon Group plc	126	1,732

Persimmon plc	110	3,051

Prudential plc	113	1,589

RELX plc	103	2,331

RSA Insurance Group plc	179	812

Safestore Holdings plc, REIT	742	6,714

Schroders plc	18	610

Segro plc, REIT	1,406	14,735

Severn Trent plc	140	4,192

Signature Aviation plc	288	707

SSE plc	408	6,407

Standard Chartered plc	157	803

Standard Life Aberdeen plc	376	1,041

Taylor Wimpey plc	3,472	6,412

Tesco plc	596	1,763

Tritax Big Box REIT plc, REIT	4,055	6,155

Tritax EuroBox plc (b)	3,191	3,337

Unilever NV	54	2,705

Unilever plc	451	23,248

UNITE Group plc (The), REIT	728	8,042

United Utilities Group plc	367	4,156

Vodafone Group plc	2,337	3,297

Workspace Group plc, REIT	702	6,919

WPP plc	144	1,114

		201,343

United States — 17.8%

3M Co.	13	2,018

AbbVie, Inc.	385	31,676

Accenture plc, Class A	43	7,952

AES Corp. (The)	154	2,043

AGNC Investment Corp., REIT	133	1,655

Air Products & Chemicals, Inc.	73	16,396

ALLETE, Inc.	30	1,751

Altria Group, Inc.	443	17,377

Ameren Corp.	40	2,891

INVESTMENTS	SHARES (000)	VALUE (000)

United States — continued

American Electric Power Co., Inc.	34	2,849

American States Water Co.	15	1,177

American Tower Corp., REIT	61	14,632

Americold Realty Trust, REIT	524	16,033

Amgen, Inc.	12	2,773

Analog Devices, Inc.	227	24,901

Annaly Capital Management, Inc., REIT	248	1,548

Apple, Inc.	40	11,721

Arthur J Gallagher & Co.	94	7,388

AT&T, Inc.	66	2,020

Automatic Data Processing, Inc.	241	35,324

AvalonBay Communities, Inc., REIT	178	28,966

Avangrid, Inc.	104	4,469

Avaya Holdings Corp. *	200	1,990

Avista Corp.	56	2,415

Bank of America Corp.	832	20,010

Battalion Oil Corp. *	18	90

Black Hills Corp.	37	2,316

BlackRock, Inc.	40	19,904

Brandywine Realty Trust, REIT	606	6,763

Bristol-Myers Squibb Co.	1,054	64,066

Broadcom, Inc.	8	2,203

Bunge Ltd.	42	1,664

Cardinal Health, Inc.	44	2,183

Carnival Corp.	59	935

Carrier Global Corp. *	105	1,853

CenterPoint Energy, Inc.	237	4,031

CenturyLink, Inc.	181	1,921

CF Industries Holdings, Inc.	46	1,270

Chevron Corp.	444	40,884

Chubb Ltd.	94	10,117

Citigroup, Inc.	265	12,857

Claire’s Stores, Inc. * ‡	4	2,302

Clear Channel Outdoor Holdings, Inc. *	287	277

Clearway Energy, Inc., Class C	71	1,413

CME Group, Inc.	212	37,784

CMS Energy Corp.	209	11,916

CNA Financial Corp.	47	1,497

Coca-Cola Co. (The)	1,632	74,893

Comcast Corp., Class A	921	34,673

ConocoPhillips	361	15,179

Consolidated Edison, Inc.	63	4,986

Coty, Inc., Class A	214	1,164

Deere & Co.	110	16,005

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	SHARES (000)	VALUE (000)
Common Stocks — continued

United States — continued

Digital Realty Trust, Inc., REIT	165	24,708

Dominion Energy, Inc.	71	5,458

Douglas Emmett, Inc., REIT	429	13,081

Dover Corp.	161	15,064

DTE Energy Co.	87	9,023

Duke Energy Corp.	60	5,107

DuPont de Nemours, Inc.	28	1,312

Eastman Chemical Co.	27	1,612

Eaton Corp. plc	303	25,327

Eaton Corp. plc	6	479

Edison International	77	4,506

Eli Lilly & Co.	149	23,020

Emerson Electric Co.	22	1,268

Entergy Corp.	12	1,181

Equinix, Inc., REIT	31	20,723

Equity LifeStyle Properties, Inc., REIT	369	22,257

Essex Property Trust, Inc., REIT	102	24,947

Evergy, Inc.	46	2,707

Exelon Corp.	70	2,605

Exxon Mobil Corp.	39	1,809

Federal Realty Investment Trust, REIT	115	9,562

Ferguson plc	20	1,427

Fidelity National Information Services, Inc.	112	14,760

FirstEnergy Corp.	115	4,731

Ford Motor Co.	283	1,443

Gap, Inc. (The)	138	1,118

General Dynamics Corp.	89	11,674

General Motors Co.	65	1,444

Gilead Sciences, Inc.	33	2,798

Goodman Networks, Inc. * ‡	53	–	(k)

Hanesbrands, Inc.	149	1,479

Harley-Davidson, Inc.	65	1,412

Hawaiian Electric Industries, Inc.	46	1,828

Healthcare Trust of America, Inc., Class A, REIT	494	12,167

Healthpeak Properties, Inc., REIT	730	19,072

Home Depot, Inc. (The)	84	18,553

Honeywell International, Inc.	153	21,648

HP, Inc.	103	1,602

IDACORP, Inc.	27	2,505

iHeartMedia, Inc., Class A *	14	101

Illinois Tool Works, Inc.	20	3,275

International Business Machines Corp.	211	26,529

International Flavors & Fragrances, Inc.	5	631

International Paper Co.	48	1,645

INVESTMENTS	SHARES (000)	VALUE (000)

United States — continued

Interpublic Group of Cos., Inc. (The)	77	1,312

Invesco Ltd.	137	1,180

Invitation Homes, Inc., REIT	961	22,730

Iron Mountain, Inc., REIT	359	8,687

Johnson & Johnson	135	20,292

Johnson Controls International plc	36	1,049

Kellogg Co.	38	2,491

KeyCorp	535	6,232

Kilroy Realty Corp., REIT	219	13,610

Kimco Realty Corp., REIT	114	1,246

Kohl’s Corp.	50	927

Kraft Heinz Co. (The)	81	2,454

Las Vegas Sands Corp.	36	1,747

Leggett & Platt, Inc.	19	668

Lowe’s Cos., Inc.	93	9,778

LyondellBasell Industries NV, Class A	25	1,469

M&T Bank Corp.	45	5,063

Macquarie Infrastructure Corp.	77	2,134

Macy’s, Inc.	149	871

Maxim Integrated Products, Inc.	339	18,638

McDonald’s Corp.	142	26,687

MDU Resources Group, Inc.	182	4,081

Medtronic plc	111	10,822

Merck & Co., Inc.	815	64,676

Microsoft Corp.	116	20,789

Mondelez International, Inc., Class A	300	15,430

Moran Foods Backstop Equity * ‡	148	148

Morgan Stanley	208	8,187

National Fuel Gas Co.	88	3,611

National Retail Properties, Inc., REIT	361	11,788

New Jersey Resources Corp.	61	2,064

Newell Brands, Inc.	128	1,772

Newmont Corp.	28	1,662

NextEra Energy, Inc.	96	22,191

Nielsen Holdings plc	108	1,593

Nordstrom, Inc.	56	1,049

Norfolk Southern Corp.	145	24,850

Northern Trust Corp.	100	7,907

Northwest Natural Holding Co.	17	1,082

NorthWestern Corp.	40	2,302

NRG Energy, Inc.	73	2,446

Nucor Corp.	38	1,585

Occidental Petroleum Corp.	44	726

OGE Energy Corp.	85	2,668

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	93

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)	VALUE (000)
Common Stocks — continued

United States — continued

Old Republic International Corp.	86	1,374

ONE Gas, Inc.	27	2,185

ONEOK, Inc.	30	885

Otis Worldwide Corp. *	30	1,529

PACCAR, Inc.	23	1,579

Packaging Corp. of America	23	2,193

Park Hotels & Resorts, Inc., REIT	880	8,369

Parker-Hannifin Corp.	62	9,746

Penn Virginia Corp. *	12	74

PepsiCo, Inc.	236	31,210

Pfizer, Inc.	495	19,007

Philip Morris International, Inc.	302	22,565

Pinnacle West Capital Corp.	37	2,845

PNC Financial Services Group, Inc. (The)	133	14,167

PNM Resources, Inc.	37	1,494

Portland General Electric Co.	52	2,415

PPG Industries, Inc.	96	8,722

PPL Corp.	184	4,680

Procter & Gamble Co. (The)	490	57,706

Prologis, Inc., REIT	858	76,550

Prudential Financial, Inc.	99	6,150

Public Service Enterprise Group, Inc.	91	4,637

Public Storage, REIT	171	31,642

QUALCOMM, Inc.	13	989

Raytheon Technologies Corp.	126	8,172

Remington Outdoor Co., Inc. * ‡	16	19

Republic Services, Inc.	102	7,971

Rexford Industrial Realty, Inc., REIT	227	9,236

Schlumberger Ltd.	73	1,228

Seagate Technology plc	45	2,247

Simon Property Group, Inc., REIT	16	1,069

South Jersey Industries, Inc.	73	2,098

Southern Co. (The)	92	5,199

Southwest Gas Holdings, Inc.	37	2,809

Spire, Inc.	30	2,200

Stanley Black & Decker, Inc.	53	5,815

Steel Dynamics, Inc.	69	1,673

T. Rowe Price Group, Inc.	122	14,055

Tapestry, Inc.	84	1,250

Targa Resources Corp.	61	791

TerraForm Power, Inc., Class A	96	1,666

Texas Instruments, Inc.	366	42,458

Trane Technologies plc	69	6,022

Travelers Cos., Inc. (The)	78	7,882

INVESTMENTS	SHARES (000)	VALUE (000)

United States — continued

Truist Financial Corp.	296	11,056

UGI Corp.	66	2,004

United Parcel Service, Inc., Class B	22	2,103

UnitedHealth Group, Inc.	133	38,868

US Bancorp	423	15,454

Ventas, Inc., REIT	468	15,136

VEREIT, Inc., REIT	2,381	13,046

Verizon Communications, Inc.	1,520	87,345

VF Corp.	82	4,787

VICI Properties, Inc., REIT	1,437	25,026

Vistra Energy Corp.	145	2,842

Vornado Realty Trust, REIT	267	11,681

Walmart, Inc.	65	7,928

WEC Energy Group, Inc.	34	3,082

Weingarten Realty Investors, REIT	444	8,073

Wells Fargo & Co.	241	6,995

WestRock Co.	59	1,907

Williams Cos., Inc. (The)	104	2,005

Xcel Energy, Inc.	772	49,059

		2,112,383

Total Common Stocks (Cost $3,815,914)		3,954,053

	PRINCIPAL AMOUNT (000)
Collateralized Mortgage Obligations — 7.0%

Bermuda — 0.1%

Bellemeade Re Ltd.

Series 2018-3A, Class M1B, 2.34%, 10/25/2028 ‡ (e) (m)	1,222	1,151

Series 2018-3A, Class M2, 3.24%, 10/25/2028 ‡ (e) (m)	1,365	1,065

Series 2019-1A, Class M2, 3.19%, 3/25/2029 ‡ (e) (m)	1,000	743

Eagle RE Ltd.

Series 2019-1, Class M1B, 2.29%, 4/25/2029 ‡ (e) (m)	656	615

Series 2019-1, Class M2, 3.79%, 4/25/2029 ‡ (e) (m)	1,980	1,610

		5,184

United States — 6.9%

Adjustable Rate Mortgage Trust

Series 2004-2, Class 6A1, 3.91%, 2/25/2035 (m)	1,702	1,617

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations — continued

United States — continued

Series 2004-4, Class 4A1, 3.93%, 3/25/2035 (m)	3,182	2,989

Series 2005-2, Class 3A1, 4.06%, 6/25/2035 (m)	775	708

Alternative Loan Trust

Series 2004-28CB, Class 4A1, 5.00%, 1/25/2020	6	6

Series 2005-50CB, Class 4A1, 5.00%, 11/25/2020	7	7

Series 2005-J11, Class 5A1, 5.50%, 11/25/2020	182	174

Series 2005-85CB, Class 3A2, 5.25%, 2/25/2021	229	221

Series 2007-25, Class 2A1, 6.00%, 11/25/2022	78	72

Series 2005-J6, Class 2A1, 5.50%, 7/25/2025	160	154

Series 2006-J3, Class 4A1, 5.75%, 5/25/2026	385	331

Series 2005-J1, Class 3A1, 6.50%, 8/25/2032	63	63

Series 2004-12CB, Class 2A1, 6.00%, 6/25/2034	398	416

Series 2004-25CB, Class A1, 6.00%, 12/25/2034	5,080	5,191

Series 2004-27CB, Class A1, 6.00%, 12/25/2034	319	303

Series 2004-28CB, Class 2A4, 5.75%, 1/25/2035	476	460

Series 2004-28CB, Class 6A1, 6.00%, 1/25/2035	877	909

Series 2004-32CB, Class 2A5, 5.50%, 2/25/2035	3,075	2,992

Series 2005-3CB, Class 1A4, 5.25%, 3/25/2035	76	73

Series 2005-3CB, Class 1A13, 5.50%, 3/25/2035	9,174	8,826

Series 2005-J2, Class 1A5, 0.99%, 4/25/2035 (m)	5,666	4,456

Series 2005-6CB, Class 1A4, 5.50%, 4/25/2035	3,777	3,518

Series 2005-6CB, Class 1A6, 5.50%, 4/25/2035	443	428

Series 2005-10CB, Class 1A5, 5.50%, 5/25/2035	3,795	3,412

Series 2005-10CB, Class 1A8, 5.50%, 5/25/2035	2,187	2,125

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series 2005-13CB, Class A4, 5.50%, 5/25/2035	1,612	1,580

Series 2005-21CB, Class A4, 5.25%, 6/25/2035	820	734

Series 2005-21CB, Class A17, 6.00%, 6/25/2035	3,648	3,381

Series 2005-20CB, Class 1A1, 5.50%, 7/25/2035	182	160

Series 2005-23CB, Class A15, 5.50%, 7/25/2035	1,859	1,721

Series 2005-64CB, Class 1A1, 5.50%, 12/25/2035	680	638

Series 2005-64CB, Class 1A15, 5.50%, 12/25/2035	1,720	1,616

Series 2005-J14, Class A3, 5.50%, 12/25/2035	350	275

Series 2005-J14, Class A7, 5.50%, 12/25/2035	1,844	1,450

Series 2005-J14, Class A8, 5.50%, 12/25/2035	1,543	1,213

Series 2005-86CB, Class A4, 5.50%, 2/25/2036	426	343

Series 2006-J1, Class 1A13, 5.50%, 2/25/2036	161	140

Series 2005-80CB, Class 5A1, 6.00%, 2/25/2036	5,130	4,999

Series 2006-4CB, Class 2A5, 5.50%, 4/25/2036	967	882

Series 2006-14CB, Class A1, 6.00%, 6/25/2036	1,595	1,140

Series 2006-19CB, Class A15, 6.00%, 8/25/2036	615	495

Series 2006-25CB, Class A2, 6.00%, 10/25/2036	287	219

Series 2006-41CB, Class 2A13, 5.75%, 1/25/2037	3,119	2,248

Series 2007-8CB, Class A9, 6.00%, 5/25/2037	207	162

Series 2007-19, Class 1A8, 6.00%, 8/25/2037	178	126

American Home Mortgage Investment Trust

Series 2007-2, Class 12A1, 0.76%, 3/25/2037 (m)	5,746	3,107

Series 2005-1, Class 6A, 2.97%, 6/25/2045 (m)	180	175

Angel Oak Mortgage Trust

Series 2019-5, Class B1, 3.96%, 10/25/2049 ‡ (e) (m)	2,250	2,059

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	95

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations — continued

United States — continued

Series 2019-3, Class B1, 4.10%, 5/25/2059 ‡ (e) (m)	7,000	6,180

Series 2019-6, Class B1, 3.94%, 11/25/2059 (e) (m)	4,000	3,352

Angel Oak Mortgage Trust I LLC

Series 2018-2, Class A1, 3.67%, 7/27/2048 (e) (m)	6,924	6,988

Series 2018-3, Class A1, 3.65%, 9/25/2048 (e) (m)	4,642	4,641

Series 2019-2, Class B1, 5.02%, 3/25/2049 ‡ (e) (m)	4,000	3,795

Series 2019-4, Class A3, 3.30%, 7/26/2049 (e) (m)	4,888	4,921

Series 2019-4, Class B1, 4.41%, 7/26/2049 (e) (m)	5,000	4,570

Antler Mortgage Trust Series 2018-RTL1, Class A1, 4.34%, 7/25/2022 (e)	6,760	6,750

Arroyo Mortgage Trust

Series 2018-1, Class A1, 3.76%, 4/25/2048 (e) (m)	5,767	5,811

Series 2019-3, Class M1, 4.20%, 10/25/2048 ‡ (e) (m)	3,000	2,408

Banc of America Alternative Loan Trust

Series 2005-12, Class 5A1, 5.25%, 1/25/2021	92	85

Series 2006-4, Class 2A1, 6.00%, 5/25/2021	4	4

Series 2005-11, Class 4A5, 5.75%, 12/25/2035	634	540

Series 2006-4, Class 3CB4, 6.00%, 5/25/2046	734	671

Series 2006-4, Class 4CB1, 6.50%, 5/25/2046	2,557	2,483

Series 2006-5, Class CB7, 6.00%, 6/25/2046	449	410

Banc of America Funding Trust

Series 2007-4, Class 8A1, 5.50%, 11/25/2034	51	41

Series 2005-6, Class 1A2, 5.50%, 10/25/2035	2,104	1,892

Series 2005-7, Class 4A7, 6.00%, 11/25/2035	389	386

Series 2006-A, Class 1A1, 4.37%, 2/20/2036 (m)	859	765

Series 2006-2, Class 2A20, 5.75%, 3/25/2036	492	458

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series 2007-5, Class 4A1, 0.86%, 7/25/2037 (m)	3,828	2,338

Banc of America Mortgage Trust

Series 2004-A, Class 2A2, 3.87%, 2/25/2034 (m)	436	409

Series 2007-3, Class 1A1, 6.00%, 9/25/2037	272	256

Bear Stearns ALT-A Trust Series 2006-8, Class 3A1, 0.65%, 2/25/2034 (m)	314	281

Bear Stearns Asset-Backed Securities I Trust Series 2004-AC5, Class M1, 1.49%, 10/25/2034 ‡ (m)	392	59

Chase Mortgage Finance Trust

Series 2007-A2, Class 3A1, 4.30%, 6/25/2035 (m)	5,380	5,111

Series 2006-S3, Class 1A2, 6.00%, 11/25/2036	1,292	852

Series 2006-S4, Class A5, 6.00%, 12/25/2036	981	648

Series 2007-S2, Class 1A8, 6.00%, 3/25/2037	259	188

CHL GMSR Issuer Trust

Series 2018-GT1, Class A, 3.24%, 5/25/2023 (e) (m)	4,530	3,824

Series 2018-GT1, Class B, 3.99%, 5/25/2023 ‡ (e) (m)	795	554

CHL Mortgage Pass-Through Trust

Series 2005-20, Class A7, 5.25%, 12/25/2027	144	118

Series 2004-25, Class 2A1, 1.17%, 2/25/2035 (m)	2,960	2,516

Series 2005-26, Class 1A11, 5.50%, 11/25/2035	2,033	1,735

Series 2005-31, Class 2A1, 3.31%, 1/25/2036 (m)	977	812

Series 2005-30, Class A5, 5.50%, 1/25/2036	207	172

Series 2006-HYB1, Class 2A2C, 3.37%, 3/20/2036 (m)	2,959	2,622

Series 2006-HYB2, Class 2A1B, 3.59%, 4/20/2036 (m)	1,027	875

Series 2006-J2, Class 1A1, 6.00%, 4/25/2036	119	94

Series 2006-10, Class 1A16, 6.00%, 5/25/2036	1,498	1,115

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations — continued

United States — continued

Series 2006-15, Class A1, 6.25%, 10/25/2036	111	80

Series 2006-17, Class A2, 6.00%, 12/25/2036	411	268

Series 2006-18, Class 2A4, 6.00%, 12/25/2036	2,817	2,273

Series 2007-2, Class A2, 6.00%, 3/25/2037	167	127

Series 2007-3, Class A18, 6.00%, 4/25/2037	1,226	924

Series 2007-10, Class A4, 5.50%, 7/25/2037	150	107

Series 2007-13, Class A4, 6.00%, 8/25/2037	316	238

Series 2007-16, Class A1, 6.50%, 10/25/2037	2,899	2,185

Series 2007-18, Class 2A1, 6.50%, 11/25/2037	503	297

CIM Trust Series 2019-INV1, Class A2, 1.49%, 2/25/2049 (e) (m)	2,419	2,435

Citicorp Mortgage Securities Trust Series 2007-4, Class 1A9, 6.00%, 5/25/2037	595	557

Citigroup Mortgage Loan Trust

Series 2005-3, Class 2A2A, 4.41%, 8/25/2035 (m)	147	133

Series 2005-11, Class A2A, 4.38%, 10/25/2035 (m)	291	269

Series 2006-AR3, Class 1A1A, 4.11%, 6/25/2036 (m)	1,552	1,356

Series 2006-AR5, Class 1A5A, 3.83%, 7/25/2036 (m)	784	672

Citigroup Mortgage Loan Trust, Inc.

Series 2005-4, Class A, 4.62%, 8/25/2035 (m)	381	360

Series 2005-6, Class A1, 3.84%, 9/25/2035 (m)	517	503

Series 2006-8, Class A3, 0.84%, 10/25/2035 (e) (m)	753	493

Series 2005-9, Class 2A2, 5.50%, 11/25/2035	146	145

Civic Mortgage LLC

Series 2018-2, Class A1, 4.35%, 11/25/2022 (e) (i)	564	563

Series 2018-2, Class A2, 5.32%, 11/25/2022 (e) (i)	198	197

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

COLT Mortgage Loan Trust

Series 2018-4, Class A1, 4.01%, 12/28/2048 (e) (m)	3,616	3,633

Series 2019-1, Class A1, 3.71%, 3/25/2049 (e) (m)	5,972	5,996

Connecticut Avenue Securities Trust

Series 2018-R07, Class 1M2, 2.89%, 4/25/2031 (e) (m)	11,317	10,564

Series 2019-R01, Class 2M2, 2.94%, 7/25/2031 (e) (m)	4,555	4,058

Series 2019-R02, Class 1M2, 2.79%, 8/25/2031 ‡ (e) (m)	11,133	10,155

Series 2019-R03, Class 1M2, 2.64%, 9/25/2031 (e) (m)	1,890	1,718

Series 2019-R04, Class 2M2, 2.59%, 6/25/2039 ‡ (e) (m)	2,500	2,227

Series 2019-R05, Class 1M2, 2.49%, 7/25/2039 (e) (m)	7,963	7,254

Series 2019-R06, Class 2M1, 1.24%, 9/25/2039 (e) (m)	3,291	3,268

Series 2019-R07, Class 1M2, 2.59%, 10/25/2039 (e) (m)	12,000	10,374

Series 2020-R02, Class 2M2, 2.49%, 1/25/2040 (e) (m)	10,000	7,054

Series 2020-R01, Class 1M2, 2.54%, 1/25/2040 ‡ (e) (m)	5,000	3,771

CSFB Mortgage-Backed Pass-Through Certificates

Series 2005-10, Class 11A1, 5.50%, 11/25/2020	608	154

Series 2003-29, Class 3A1, 5.50%, 12/25/2033	309	304

Series 2004-AR4, Class 4A1, 3.79%, 5/25/2034 (m)	2,152	2,046

Series 2004-AR4, Class 2A1, 3.89%, 5/25/2034 (m)	365	352

Series 2004-AR5, Class 6A1, 4.00%, 6/25/2034 (m)	498	480

Series 2004-4, Class 4A1, 5.50%, 8/25/2034	3,160	3,198

Series 2004-8, Class 4A3, 5.50%, 12/25/2034	121	120

Series 2005-4, Class 2A5, 1.04%, 6/25/2035 (m)	3,744	2,787

Series 2005-10, Class 5A3, 5.50%, 11/25/2035	430	371

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	97

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations — continued

United States — continued

CSFB Mortgage-Backed Trust Series 2004-AR6, Class 7A1, 3.89%, 10/25/2034 (m)	1,212	1,135

CSMC Mortgage-Backed Trust

Series 2006-8, Class 5A1, 5.66%, 10/25/2026 (m)	48	47

Series 2007-2, Class 3A13, 5.50%, 3/25/2037	554	445

Series 2007-3, Class 4A5, 5.00%, 4/25/2037	106	98

Deephave Residential Mortgage Trust

Series 2019-2A, Class B1, 4.72%, 4/25/2059 ‡ (e) (m)	7,061	6,476

Series 2019-2A, Class B2, 5.79%, 4/25/2059 ‡ (e) (m)	3,100	2,790

Deephaven Residential Mortgage Trust

Series 2018-3A, Class A1, 3.79%, 8/25/2058 (e) (m)	3,648	3,646

Series 2019-1A, Class B1, 5.25%, 1/25/2059 ‡ (e) (m)	4,750	4,152

Series 2019-3A, Class B1, 4.26%, 7/25/2059 ‡ (e) (m)	3,900	3,444

Series 2019-3A, Class B2, 5.66%, 7/25/2059 ‡ (e) (m)	6,000	5,401

Series 2019-4A, Class B1, 3.99%, 10/25/2059 ‡ (e) (m)	4,000	3,447

Series 2019-4A, Class B2, 4.92%, 10/25/2059 ‡ (e) (m)	5,250	4,518

Series 2020-1, Class A3, 2.65%, 1/25/2060 (e) (m)	5,691	5,598

Series 2020-1, Class B1, 3.66%, 1/25/2060 ‡ (e) (m)	2,000	1,788

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-1, Class 2A1, 5.06%, 2/25/2020 (m)	45	44

DSLA Mortgage Loan Trust Series 2005-AR4, Class 2A1A, 0.98%, 8/19/2045 (m)	2,230	1,931

FHLMC STACR Remic Trust

Series 2020-DNA2, Class M2, 2.34%, 2/25/2050 (e) (m)	3,000	2,222

Series 2020-HQA2, Class M2, 3.59%, 3/25/2050 (e) (m)	6,228	4,354

FHLMC STACR Trust Series 2018-HQA2, Class M2, 2.79%, 10/25/2048 (e) (m)	7,260	6,129

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

FHLMC Structured Agency Credit Risk Debt Notes

Series 2017-DNA1, Class M2, 3.74%, 7/25/2029 (m)	3,000	2,859

Series 2017-DNA2, Class M2, 3.94%, 10/25/2029 (m)	4,000	3,836

Series 2017-DNA3, Class M2, 2.99%, 3/25/2030 (m)	6,000	5,642

Series 2017-DNA3, Class B1, 4.94%, 3/25/2030 (m)	3,000	2,225

Series 2018-HQA1, Class M2, 2.79%, 9/25/2030 (m)	9,889	8,697

FHLMC, REMIC

Series 4068, Class DS, IF, IO, 5.19%, 6/15/2042 (m)	4,545	837

Series 4097, Class ES, IF, IO, 5.29%, 8/15/2042 (m)	6,353	1,207

Series 4103, Class SB, IF, IO, 5.24%, 9/15/2042 (m)	6,682	1,300

Series 4425, Class SA, IF, IO, 5.24%, 1/15/2045 (m)	6,919	1,274

Series 4594, Class SG, IF, IO, 5.19%, 6/15/2046 (m)	5,690	1,303

Series 4606, Class SB, IF, IO, 5.19%, 8/15/2046 (m)	9,854	2,281

Series 4614, Class SK, IF, IO, 5.19%, 9/15/2046 (m)	18,095	4,112

Series 4616, Class HS, IF, IO, 5.19%, 9/15/2046 (m)	7,818	1,511

Series 4703, Class SA, IF, IO, 5.34%, 7/15/2047 (m)	11,566	2,451

Series 4718, Class SD, IF, IO, 5.34%, 9/15/2047 (m)	6,573	1,324

Series 4768, Class SG, IF, IO, 5.39%, 3/15/2048 (m)	5,216	965

Series 4820, Class ES, IF, IO, 5.39%, 3/15/2048 (m)	4,591	616

Series 4834, Class SA, IF, IO, 5.34%, 10/15/2048 (m)	9,907	1,607

Series 4632, Class MA, 4.00%, 8/15/2054	11,790	12,740

Series 4839, Class WS, IF, IO, 5.29%, 8/15/2056 (m)	11,143	2,479

FHLMC, STRIPS

Series 264, Class S1, IF, IO, 5.14%, 7/15/2042 (m)	4,519	765

Series 274, Class S1, IF, IO, 5.19%, 8/15/2042 (m)	5,803	1,028

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations — continued

United States — continued

Series 278, Class S1, IF, IO, 5.24%, 9/15/2042 (m)	5,794	1,001

Series 279, Class S6, IF, IO, 5.24%, 9/15/2042 (m)	4,231	798

Series 300, Class S1, IF, IO, 5.29%, 1/15/2043 (m)	5,110	879

Series 311, Class S1, IF, IO, 5.14%, 8/15/2043 (m)	2,961	513

Series 316, Class S7, IF, IO, 5.29%, 11/15/2043 (m)	4,572	1,002

Series 326, Class S2, IF, IO, 5.14%, 3/15/2044 (m)	6,017	997

Series 336, Class S1, IF, IO, 5.24%, 8/15/2044 (m)	3,708	695

Series 337, Class S1, IF, IO, 5.24%, 9/15/2044 (m)	2,674	482

Series 356, Class S5, IF, IO, 5.19%, 9/15/2047 (m)	15,883	3,190

First Horizon Alternative Mortgage Securities Trust Series 2006-FA6, Class 3A1, 5.75%, 11/25/2021	99	95

FNMA, Connecticut Avenue Securities

Series 2017-C01, Class 1B1, 6.24%, 7/25/2029 (m)	1,820	1,500

Series 2017-C05, Class 1M2, 2.69%, 1/25/2030 (m)	12,479	11,554

Series 2017-C07, Class 2M2, 2.99%, 5/25/2030 (m)	2,681	2,335

Series 2018-C01, Class 1M2, 2.74%, 7/25/2030 (m)	8,000	6,976

Series 2018-C03, Class 1M2, 2.64%, 10/25/2030 (m)	6,083	5,457

Series 2018-C04, Class 2M2, 3.04%, 12/25/2030 (m)	14,271	12,339

Series 2018-C05, Class 1M2, 2.84%, 1/25/2031 (m)	8,000	7,141

FNMA, REMIC

Series 2011-126, Class SM, IF, IO, 5.46%, 12/25/2041 (m)	5,825	908

Series 2012-20, Class SL, IF, IO, 5.96%, 3/25/2042 (m)	6,719	1,638

Series 2012-35, Class SN, IF, IO, 5.96%, 4/25/2042 (m)	6,921	1,416

Series 2012-75, Class DS, IF, IO, 5.46%, 7/25/2042 (m)	6,548	1,225

Series 2012-128, Class MS, IF, IO, 5.66%, 11/25/2042 (m)	2,228	530

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series 2013-124, Class SB, IF, IO, 5.46%, 12/25/2043 (m)	6,468	1,183

Series 2013-136, Class SB, IF, IO, 5.41%, 1/25/2044 (m)	7,503	1,239

Series 2015-35, Class SA, IF, IO, 5.11%, 6/25/2045 (m)	6,732	1,152

Series 2015-37, Class ST, IF, IO, 5.13%, 6/25/2045 (m)	6,103	985

Series 2016-1, Class SJ, IF, IO, 5.66%, 2/25/2046 (m)	16,588	2,681

Series 2016-77, Class SA, IF, IO, 5.51%, 10/25/2046 (m)	5,672	1,041

Series 2017-1, Class SA, IF, IO, 5.56%, 2/25/2047 (m)	5,511	1,158

Series 2017-16, Class SM, IF, IO, 5.56%, 3/25/2047 (m)	3,557	715

Series 2017-37, Class AS, IF, IO, 5.61%, 5/25/2047 (m)	16,155	3,154

Series 2018-14, Class SA, IF, IO, 5.71%, 3/25/2048 (m)	12,542	2,343

Series 2018-15, Class JS, IF, IO, 5.71%, 3/25/2048 (m)	7,232	1,299

Series 2018-16, Class SN, IF, IO, 5.76%, 3/25/2048 (m)	3,337	577

Series 2018-27, Class SE, IF, IO, 5.71%, 5/25/2048 (m)	4,451	1,007

Series 2018-60, Class SK, IF, IO, 5.21%, 8/25/2048 (m)	5,571	959

Series 2018-73, Class SC, IF, IO, 5.71%, 10/25/2048 (m)	10,697	2,107

Series 2019-9, Class SM, IF, IO, 5.56%, 3/25/2049 (m)	7,780	1,291

Series 2019-20, Class BS, IF, IO, 5.56%, 5/25/2049 (m)	3,828	378

Fremont Home Loan Trust Series 2004-A, Class M1, 1.31%, 1/25/2034 ‡ (m)	2,751	2,533

GCAT LLC Series 2019-NQM1, Class M1, 3.85%, 2/25/2059 ‡ (e) (m)	2,500	2,282

GCAT Trust

Series 2019-NQM2, Class M1, 3.31%, 9/25/2059 ‡ (e) (m)	10,000	9,237

Series 2019-NQM2, Class B1, 4.01%, 9/25/2059 ‡ (e) (m)	5,000	4,309

Series 2020-NQM1, Class B1, 3.64%, 1/25/2060 ‡ (e) (m)	3,000	2,518

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	99

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations — continued

United States — continued

GMACM Mortgage Loan Trust

Series 2004-AR2, Class 3A, 4.61%, 8/19/2034 (m)	499	441

Series 2005-AR1, Class 3A, 4.27%, 3/18/2035 (m)	235	215

GNMA

Series 2014-25, Class HS, IF, IO, 5.38%, 2/20/2044 (m)	4,380	886

Series 2015-124, Class SB, IF, IO, 5.53%, 9/20/2045 (m)	7,392	1,644

Series 2015-149, Class GS, IF, IO, 5.53%, 10/20/2045 (m)	6,797	1,367

Series 2016-111, Class SA, IF, IO, 5.38%, 8/20/2046 (m)	3,531	783

Series 2016-120, Class NS, IF, IO, 5.38%, 9/20/2046 (m)	9,528	2,132

Series 2017-11, Class AS, IF, IO, 5.38%, 1/20/2047 (m)	4,261	862

Series 2017-55, Class AS, IF, IO, 5.43%, 4/20/2047 (m)	3,376	627

Series 2017-56, Class SC, IF, IO, 5.43%, 4/20/2047 (m)	6,337	1,287

Series 2017-68, Class SA, IF, IO, 5.43%, 5/20/2047 (m)	5,890	1,200

Series 2017-67, Class ST, IF, IO, 5.48%, 5/20/2047 (m)	10,090	2,398

Series 2017-75, Class SD, IF, IO, 5.48%, 5/20/2047 (m)	3,003	513

Series 2017-80, Class AS, IF, IO, 5.48%, 5/20/2047 (m)	6,498	1,371

Series 2017-93, Class SE, IF, IO, 5.48%, 6/20/2047 (m)	4,573	948

Series 2017-107, Class SL, IF, IO, 5.48%, 7/20/2047 (m)	11,727	2,567

Series 2017-112, Class S, IF, IO, 5.48%, 7/20/2047 (m)	10,544	2,180

Series 2017-120, Class QS, IF, IO, 5.48%, 8/20/2047 (m)	5,465	1,025

Series 2017-134, Class SB, IF, IO, 5.48%, 9/20/2047 (m)	5,990	942

Series 2017-141, Class QS, IF, IO, 5.48%, 9/20/2047 (m)	12,712	2,469

Series 2017-149, Class QS, IF, IO, 5.48%, 10/20/2047 (m)	6,207	1,111

Series 2018-1, Class ST, IF, IO, 5.48%, 1/20/2048 (m)	11,189	2,487

Series 2018-11, Class SA, IF, IO, 5.48%, 1/20/2048 (m)	8,783	1,025

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series 2018-6, Class CS, IF, IO, 5.48%, 1/20/2048 (m)	3,714	836

Series 2018-36, Class SG, IF, IO, 5.48%, 3/20/2048 (m)	10,922	2,397

Series 2018-63, Class SB, IF, IO, 5.48%, 4/20/2048 (m)	2,403	552

Series 2018-64, Class GS, IF, IO, 5.48%, 5/20/2048 (m)	9,904	1,673

Series 2018-65, Class SE, IF, IO, 5.48%, 5/20/2048 (m)	10,075	1,903

Series 2018-92, Class SH, IF, IO, 5.48%, 7/20/2048 (m)	5,667	954

Series 2018-115, Class DS, IF, IO, 5.48%, 8/20/2048 (m)	13,728	2,670

Series 2018-126, Class CS, IF, IO, 5.48%, 9/20/2048 (m)	8,840	1,249

Series 2018-146, Class S, IF, IO, 5.43%, 10/20/2048 (m)	7,350	1,354

Series 2018-147, Class SD, IF, IO, 5.43%, 10/20/2048 (m)	16,160	3,130

Series 2018-168, Class SA, IF, IO, 5.38%, 12/20/2048 (m)	6,007	1,047

Series 2019-16, Class SB, IF, IO, 5.33%, 2/20/2049 (m)	11,965	1,570

Series 2019-22, Class SM, IF, IO, 5.33%, 2/20/2049 (m)	24,057	4,737

Series 2019-23, Class JS, IF, IO, 5.33%, 2/20/2049 (m)	9,020	1,301

Series 2019-30, Class SA, IF, IO, 5.33%, 3/20/2049 (m)	13,825	2,123

Series 2019-38, Class SN, IF, IO, 5.33%, 3/20/2049 (m)	11,072	2,176

Series 2019-41, Class CS, IF, IO, 5.33%, 3/20/2049 (m)	11,977	1,402

Series 2019-42, Class SJ, IF, IO, 5.33%, 4/20/2049 (m)	12,276	1,504

Series 2019-56, Class GS, IF, IO, 5.43%, 5/20/2049 (m)	7,022	1,390

Series 2019-69, Class DS, IF, IO, 5.38%, 6/20/2049 (m)	7,878	1,421

Series 2019-70, Class SM, IF, IO, 5.38%, 6/20/2049 (m)	7,674	1,421

GSMSC Pass-Through Trust Series 2008-2R, Class 2A1, 7.50%, 10/25/2036 (e) (m)	1,399	701

GSR Mortgage Loan Trust

Series 2004-15F, Class 1A2, 5.50%, 12/25/2034	267	274

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations — continued

United States — continued

Series 2005-1F, Class 2A3, 6.00%, 2/25/2035	240	230

Series 2005-AR3, Class 6A1, 3.79%, 5/25/2035 (m)	121	107

Series 2005-AR4, Class 3A5, 4.21%, 7/25/2035 (m)	1,996	1,680

Series 2005-6F, Class 3A18, 5.50%, 7/25/2035	1,174	1,188

Series 2005-AR7, Class 6A1, 4.12%, 11/25/2035 (m)	1,085	987

Series 2006-1F, Class 2A16, 6.00%, 2/25/2036	828	582

Series 2006-1F, Class 2A9, 6.00%, 2/25/2036	1,341	943

Series 2006-9F, Class 3A1, 6.25%, 10/25/2036	768	736

Series 2007-1F, Class 3A13, 6.00%, 1/25/2037	386	340

HarborView Mortgage Loan Trust Series 2005-11, Class 2A1A, 1.34%, 8/19/2045 (m)	266	235

Homeward Opportunities Fund I Trust

Series 2018-2, Class A1, 3.98%, 11/25/2058 (e) (m)	2,883	2,891

Series 2019-1, Class M1, 3.95%, 1/25/2059 ‡ (e) (m)	2,000	1,855

Series 2019-1, Class B1, 4.80%, 1/25/2059 ‡ (e) (m)	1,850	1,654

Series 2019-3, Class B1, 4.02%, 11/25/2059 ‡ (e) (m)	4,970	4,035

Impac CMB Trust

Series 2004-5, Class 1A1, 1.21%, 10/25/2034 (m)	567	529

Series 2004-6, Class 1A2, 1.27%, 10/25/2034 (m)	1,459	1,379

Series 2004-5, Class 1M2, 1.36%, 10/25/2034 ‡ (m)	207	186

Series 2004-7, Class 1A2, 1.41%, 11/25/2034 (m)	627	591

Series 2004-9, Class 1A1, 1.25%, 1/25/2035 (m)	2,355	2,255

Series 2004-10, Class 2A, 1.13%, 3/25/2035 (m)	771	644

Series 2004-10, Class 3A1, 1.19%, 3/25/2035 (m)	2,551	2,235

Series 2005-1, Class 1A1, 1.01%, 4/25/2035 (m)	487	440

Series 2005-1, Class 1A2, 1.11%, 4/25/2035 (m)	596	537

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series 2005-2, Class 1A2, 1.11%, 4/25/2035 (m)	535	483

Series 2005-4, Class 1A1A, 1.03%, 5/25/2035 (m)	393	367

Impac Secured Assets CMN Owner Trust Series 2003-2, Class A4, 3.75%, 8/25/2033	287	272

Impac Secured Assets Trust

Series 2007-3, Class A1B, 0.73%, 9/25/2037 (m)	2,832	2,218

Series 2007-3, Class A1C, 0.85%, 9/25/2037 (m)	4,745	3,414

IndyMac INDX Mortgage Loan Trust

Series 2005-AR3, Class 3A1, 3.53%, 4/25/2035 (m)	352	320

Series 2005-AR14, Class 2A1A, 0.79%, 7/25/2035 (m)	1,154	976

Series 2007-AR21, Class 6A1, 3.46%, 9/25/2037 (m)	5,823	4,532

JP Morgan Alternative Loan Trust Series 2006-A2, Class 1A1, 0.67%, 5/25/2036 (m)	3,651	3,105

JP Morgan Mortgage Trust

Series 2006-S2, Class 2A1, 5.00%, 6/25/2021	32	28

Series 2006-S3, Class 2A4, 5.50%, 8/25/2021	22	22

Series 2007-S3, Class 2A3, 6.00%, 8/25/2022	28	30

Series 2004-A6, Class 1A1, 3.53%, 12/25/2034 (m)	159	144

Series 2005-A3, Class 6A6, 3.91%, 6/25/2035 (m)	419	395

Series 2007-A1, Class 2A2, 4.17%, 7/25/2035 (m)	299	281

Series 2005-A6, Class 1A2, 4.31%, 9/25/2035 (m)	384	373

Series 2005-A8, Class 1A1, 3.91%, 11/25/2035 (m)	151	129

Series 2005-A8, Class 4A1, 4.09%, 11/25/2035 (m)	1,990	1,699

Series 2006-A7, Class 2A4, 3.80%, 1/25/2037 (m)	752	639

Series 2007-S1, Class 2A17, 0.82%, 3/25/2037 (m)	5,013	1,698

Lehman Mortgage Trust

Series 2005-2, Class 2A5, 5.50%, 12/25/2035	1,124	942

Series 2007-7, Class 5A7, 6.50%, 8/25/2037	9,011	6,490

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	101

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations — continued

United States — continued

Lehman XS Trust

Series 2005-5N, Class 3A1A, 0.79%, 11/25/2035 (m)	5,179	4,874

Series 2005-7N, Class 1A1A, 1.03%, 12/25/2035 (m)	4,317	3,871

LHOME Mortgage Trust

Series 2019-RTL1, Class A1, 4.58%, 10/25/2023 (e) (i)	2,900	2,777

Series 2019-RTL2, Class A1, 3.84%, 3/25/2024 (e)	3,660	3,418

Series 2019-RTL2, Class A2, 4.34%, 3/25/2024 (e) (i)	580	509

Series 2019-RTL3, Class A2, 4.34%, 7/25/2024 (e) (i)	1,340	1,180

MASTR Alternative Loan Trust

Series 2006-3, Class 3A1, 5.50%, 6/25/2021	131	139

Series 2004-8, Class 1A1, 6.50%, 9/25/2034	402	425

Series 2004-12, Class 3A1, 6.00%, 12/25/2034	1,001	1,005

Series 2005-3, Class 1A1, 5.50%, 4/25/2035	295	292

Series 2005-5, Class 3A1, 5.75%, 8/25/2035	271	198

Series 2005-6, Class 1A2, 5.50%, 12/25/2035	660	578

Merrill Lynch Mortgage Investors Trust

Series 2005-1, Class 2A1, 3.48%, 4/25/2035 (m)	84	76

Series 2005-1, Class 2A2, 3.48%, 4/25/2035 (m)	267	240

Series 2006-1, Class 2A1, 3.58%, 2/25/2036 (m)	1,173	1,068

Series 2006-AF2, Class AF2, 6.25%, 10/25/2036	291	218

Metlife Securitization Trust Series 2017-1A, Class A, 3.00%, 4/25/2055 (e) (m)	5,872	5,966

Morgan Stanley Mortgage Loan Trust

Series 2006-2, Class 1A, 5.25%, 2/25/2021	662	631

Series 2004-8AR, Class 4A1, 3.98%, 10/25/2034 (m)	931	901

Series 2004-9, Class 1A, 5.38%, 11/25/2034 (m)	642	663

Series 2005-4, Class 1A, 5.00%, 8/25/2035	23	23

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

MortgageIT Trust

Series 2005-3, Class A1, 1.09%, 8/25/2035 (m)	2,821	2,620

Series 2005-5, Class A1, 1.01%, 12/25/2035 (m)	405	369

New Residential Mortgage Loan Trust

Series 2018-NQM1, Class A1, 3.99%, 11/25/2048 (e) (m)	5,152	5,237

Series 2019-NQM1, Class A1, 3.67%, 1/25/2049 (e) (m)	5,019	4,975

Series 2019-NQM2, Class M1, 4.27%, 4/25/2049 ‡ (e) (m)	2,000	1,882

Series 2019-NQM4, Class B1, 3.74%, 9/25/2059 ‡ (e) (m)	2,500	2,189

Series 2019-NQM4, Class B2, 5.05%, 9/25/2059 ‡ (e) (m)	4,000	3,561

Series 2019-NQM5, Class B1, 4.04%, 11/25/2059 ‡ (e) (m)	2,041	1,813

Series 2020-NQM1, Class A3, 2.77%, 1/26/2060 (e) (m)	6,383	6,158

Series 2020-NQM1, Class M1, 3.21%, 1/26/2060 ‡ (e) (m)	3,600	3,069

Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2005-WF1, Class 2A5, 5.16%, 3/25/2035 (i)	17	18

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates

Series 2005-4, Class 1A2, 0.88%, 11/25/2035 (m)	243	239

Series 2005-5, Class 1APT, 0.77%, 12/25/2035 (m)	1,806	1,582

Opteum Mortgage Acceptance Corp. Trust

Series 2006-1, Class 1APT, 0.70%, 4/25/2036 (m)	613	534

Series 2006-1, Class 1AC1, 0.79%, 4/25/2036 (m)	2,193	1,898

PMT Credit Risk Transfer Trust Series 2019-2R, Class A, 3.19%, 5/27/2023 (e) (m)	794	754

Provident Funding Mortgage Loan Trust Series 2005-1, Class 2A1, 3.82%, 5/25/2035 (m)	58	58

PRPM LLC Series 2019-1A, Class A1, 4.50%, 1/25/2024 (e) (i)	10,744	10,221

RALI Trust

Series 2003-QS20, Class CB, 5.00%, 11/25/2018	3	3

Series 2005-QA5, Class A2, 4.99%, 4/25/2035 (m)	1,664	1,486

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Collateralized Mortgage Obligations — continued

United States — continued

Series 2005-QS17, Class A3, 6.00%, 12/25/2035	984		909

Series 2006-QS3, Class 1A10, 6.00%, 3/25/2036	1,587		1,475

Series 2006-QS4, Class A2, 6.00%, 4/25/2036	1,810		1,645

Series 2006-QS17, Class A5, 6.00%, 12/25/2036	2,864		2,543

Residential Asset Securitization Trust

Series 2004-A6, Class A1, 5.00%, 8/25/2019	4		4

Series 2005-A3, Class A2, 5.50%, 4/25/2035	3,252		2,702

Series 2005-A8CB, Class A11, 6.00%, 7/25/2035	2,014		1,621

Series 2005-A14, Class A1, 5.50%, 12/25/2035	169		124

Series 2006-A8, Class 3A1, 6.00%, 8/25/2036	3,456		2,446

Series 2007-A5, Class 2A2, 6.00%, 5/25/2037	8,313		6,073

Residential Mortgage Loan Trust Series 2019-2, Class M1, 3.86%, 5/25/2059 (e) (m)	1,700		1,618

RFMSI Trust

Series 2004-S9, Class 2A1, 4.75%, 12/25/2019	—	(k)	1

Series 2005-SA1, Class 3A, 4.12%, 3/25/2035 (m)	75		74

Series 2005-S7, Class A6, 5.50%, 11/25/2035	118		106

Series 2006-S10, Class 1A1, 6.00%, 10/25/2036	2,220		1,982

Series 2006-SA4, Class 2A1, 5.22%, 11/25/2036 (m)	2,199		1,815

Seasoned Credit Risk Transfer Trust Series 2017-3, Class AIO, IO, 0.02%, 7/25/2056 (m)	291,439		286

Sequoia Mortgage Trust

Series 2007-3, Class 1A1, 0.92%, 7/20/2036 (m)	727		657

Series 2018-2, Class A4, 3.50%, 2/25/2048 (e) (m)	5,074		5,152

Spruce Hill Mortgage Loan Trust

Series 2019-SH1, Class A1, 3.40%, 4/29/2049 (e) (m)	2,319		2,313

Series 2019-SH1, Class A3, 3.65%, 4/29/2049 (e) (m)	2,916		2,904

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

STACR Trust Series 2018-DNA2, Class M2, 2.64%, 12/25/2030 ‡ (e) (m)	11,100	9,600

STACR Trust 2018-DNA3 Series 2018-DNA3, Class M2, 2.59%, 9/25/2048 ‡ (e) (m)	8,000	6,846

Starwood Mortgage Residential Trust

Series 2018-IMC1, Class A1, 3.79%, 3/25/2048 (e) (m)	4,125	4,126

Series 2018-IMC1, Class B1, 5.29%, 3/25/2048 (e) (m)	5,661	5,266

Series 2019-IMC1, Class B1, 5.05%, 2/25/2049 (e) (m)	1,599	1,191

Series 2019-1, Class A1, 2.94%, 6/25/2049 (e) (m)	6,834	6,788

Series 2019-1, Class M1, 3.76%, 6/25/2049 ‡ (e) (m)	6,250	5,542

Series 2020-1, Class B1, 3.73%, 2/25/2050 ‡ (e) (m)	5,410	4,619

Structured Adjustable Rate Mortgage Loan Trust Series 2005-1, Class 1A1, 3.74%, 2/25/2035 (m)	381	350

Structured Asset Mortgage Investments II Trust

Series 2005-AR3, Class 1A1, 1.03%, 8/25/2035 (m)	3,167	2,941

Series 2007-AR7, Class 1A1, 1.34%, 5/25/2047 (m)	3,694	2,586

Toorak Mortgage Corp. Ltd.

Series 2018-1, Class A1, 4.34%, 8/25/2021 (e) (i)	5,620	4,880

Series 2019-1, Class A1, 4.46%, 3/25/2022 (e) (i)	7,400	6,634

Series 2019-2, Class A1, 3.72%, 9/25/2022 (i)	1,970	1,788

Verus Securitization Trust

Series 2018-INV1, Class B1, 4.55%, 3/25/2058 ‡ (e) (m)	5,000	4,408

Series 2018-2, Class A1, 3.68%, 6/1/2058 (e) (m)	4,707	4,729

Series 2018-3, Class A1, 4.11%, 10/25/2058 (e) (m)	3,157	3,192

Series 2019-1, Class A1, 3.84%, 2/25/2059 (e) (m)	3,891	3,856

Series 2019-2, Class B1, 4.44%, 5/25/2059 ‡ (e) (m)	1,700	1,365

Series 2019-INV2, Class M1, 3.50%, 7/25/2059 ‡ (e) (m)	2,000	1,624

Series 2019-INV2, Class B1, 4.45%, 7/25/2059 ‡ (e) (m)	2,000	1,588

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	103

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations — continued

United States — continued

Series 2019-INV3, Class B1, 3.73%, 11/25/2059 ‡ (e) (m)	5,000	3,882

Series 2019-INV1, Class M1, 4.03%, 12/25/2059 ‡ (e) (m)	1,000	815

Series 2019-INV1, Class B1, 4.99%, 12/25/2059 ‡ (e)	4,100	3,316

Series 2020-1, Class M1, 3.02%, 1/25/2060 ‡ (e) (m)	1,700	1,415

WaMu Mortgage Pass-Through Certificates Trust

Series 2004-AR11, Class A, 4.22%, 10/25/2034 (m)	1,091	1,023

Series 2005-AR5, Class A6, 4.14%, 5/25/2035 (m)	2,529	2,430

Series 2005-AR7, Class A3, 4.25%, 8/25/2035 (m)	3,657	3,317

Series 2005-AR10, Class 1A3, 4.13%, 9/25/2035 (m)	2,131	2,094

Series 2005-AR16, Class 1A1, 3.75%, 12/25/2035 (m)	713	638

Series 2005-AR14, Class 1A3, 3.83%, 12/25/2035 (m)	1,630	1,503

Series 2005-AR14, Class 1A4, 3.83%, 12/25/2035 (m)	1,087	1,002

Series 2005-AR18, Class 1A3A, 3.69%, 1/25/2036 (m)	71	67

Series 2006-AR2, Class 1A1, 3.71%, 3/25/2036 (m)	312	273

Series 2004-AR10, Class A1B, 0.91%, 7/25/2044 (m)	931	857

Series 2005-AR15, Class A1A1, 0.75%, 11/25/2045 (m)	44	41

Washington Mutual Mortgage Pass-Through Certificates WMALT Trust

Series 2006-3, Class 5A2, 5.50%, 3/25/2021	387	378

Series 2007-1, Class 2A1, 6.00%, 1/25/2022	724	666

Series 2005-1, Class 1A3, 5.50%, 3/25/2035	873	819

Series 2005-4, Class CB7, 5.50%, 6/25/2035	576	488

Series 2005-10, Class 2A5, 5.75%, 11/25/2035	2,749	2,465

Series 2005-10, Class 4CB1, 5.75%, 12/25/2035	895	852

Series 2006-5, Class 2CB5, 6.50%, 7/25/2036	211	184

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series 2007-1, Class 1A7, 1.09%, 2/25/2037 (m)	4,176	2,754

Wells Fargo Mortgage-Backed Securities Trust

Series 2005-AR7, Class 2A1, 4.37%, 5/25/2035 (m)	1	1

Series 2006-AR19, Class A3, 4.35%, 12/25/2036 (m)	223	196

Series 2007-15, Class A1, 6.00%, 11/25/2037	301	292

		822,589

Total Collateralized Mortgage Obligations (Cost $882,817)		827,773

Asset-Backed Securities — 4.1%

Cayman Islands — 0.0% (a)

BlueMountain CLO Ltd.

Series 2015-1A, Class C, 5.06%, 4/13/2027 ‡ (e) (m)	285	256

Series 2012-2A, Class DR2, 4.59%, 11/20/2028 ‡ (e) (m)	1,500	1,189

Series 2018-3A, Class D, 4.24%, 10/25/2030 ‡ (e) (m)	1,285	893

Carlyle Global Market Strategies CLO Ltd.

Series 2016-1A, Class CR, 3.89%, 4/20/2027 ‡ (e) (m)	1,250	1,006

CIFC Funding Ltd.

Series 2014-5A, Class BR2, 2.93%, 10/17/2031 ‡ (e) (m)	943	872

LCM Ltd.

Series 28A, Class B, 2.74%, 10/20/2030 ‡ (e) (m)	975	919

Voya CLO Ltd.

Series 2016-3A, Class CR, 4.39%, 10/18/2031 ‡ (e) (m)	1,050	727

		5,862

United States — 4.1%

ABFC Trust

Series 2003-OPT1, Class A1A, 1.31%, 4/25/2033 ‡ (m)	185	169

Series 2004-OPT3, Class M1, 1.24%, 9/25/2033 ‡ (m)	593	565

Series 2004-HE1, Class M1, 1.39%, 3/25/2034 ‡ (m)	1,145	1,080

Series 2005-WF1, Class M1, 1.03%, 11/25/2034 ‡ (m)	643	634

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued

United States — continued

ACC Trust

Series 2018-1, Class B, 4.82%, 5/20/2021 (e)	506	507

Series 2019-1, Class A, 3.75%, 5/20/2022 (e)	373	373

Series 2019-1, Class B, 4.47%, 10/20/2022 (e)	3,145	2,950

Series 2018-1, Class C, 6.81%, 2/21/2023 (e)	715	708

Series 2019-1, Class C, 6.41%, 2/20/2024 (e)	2,050	1,780

Accredited Mortgage Loan Trust Series 2004-4, Class M1, 1.36%, 1/25/2035 ‡ (m)	694	612

ACE Securities Corp. Home Equity Loan Trust

Series 2003-FM1, Class M1, 1.78%, 11/25/2032 ‡ (m)	747	726

Series 2003-NC1, Class M1, 1.66%, 7/25/2033 ‡ (m)	453	438

Series 2003-HE1, Class M1, 1.46%, 11/25/2033 (m)	958	894

Series 2003-OP1, Class M1, 1.54%, 12/25/2033 ‡ (m)	2,846	2,658

Series 2004-OP1, Class M2, 2.06%, 4/25/2034 ‡ (m)	2,969	2,812

Series 2004-HE4, Class M2, 1.46%, 12/25/2034 ‡ (m)	1,166	1,076

Ally Auto Receivables Trust

Series 2017-1, Class A3, 1.70%, 6/15/2021	27	27

Series 2017-3, Class A3, 1.74%, 9/15/2021	319	319

American Credit Acceptance Receivables Trust

Series 2018-3, Class D, 4.14%, 10/15/2024 (e)	1,816	1,820

Series 2018-3, Class E, 5.17%, 10/15/2024 (e)	1,545	1,516

Series 2017-4, Class E, 5.02%, 12/10/2024 (e)	420	426

Series 2018-4, Class D, 4.40%, 1/13/2025 (e)	3,280	3,109

Series 2018-4, Class E, 5.38%, 1/13/2025 (e)	725	642

Series 2019-1, Class D, 3.81%, 4/14/2025 (e)	3,850	3,617

Series 2019-1, Class E, 4.84%, 4/14/2025 (e)	2,505	1,948

Series 2019-2, Class D, 3.41%, 6/12/2025 (e)	610	574

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series 2019-2, Class E, 4.29%, 6/12/2025 (e)	480	394

Series 2018-3, Class F, 6.44%, 6/12/2025 (e)	1,255	1,144

Series 2019-3, Class D, 2.89%, 9/12/2025 (e)	1,899	1,816

Series 2019-3, Class E, 3.80%, 9/12/2025 (e)	847	782

Series 2018-4, Class F, 6.94%, 10/13/2025 (e)	1,045	912

Series 2019-1, Class F, 6.06%, 12/12/2025 (e)	1,630	1,192

Series 2019-3, Class F, 5.42%, 5/12/2026 (e)	1,210	872

Series 2019-2, Class F, 5.81%, 6/12/2026 (e)	510	368

AmeriCredit Automobile Receivables Trust

Series 2018-2, Class A2A, 2.86%, 11/18/2021	11	11

Series 2018-3, Class A2A, 3.11%, 1/18/2022	271	272

Series 2019-1, Class C, 3.36%, 2/18/2025	925	932

Series 2019-1, Class D, 3.62%, 3/18/2025	1,185	1,187

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2002-AR1, Class M1, 2.02%, 9/25/2032 ‡ (m)	369	359

Ameriquest Mortgage Securities, Inc. Asset-Backed Securities

Series 2004-R1, Class A2, 1.09%, 2/25/2034 ‡ (m)	739	643

Series 2004-R1, Class M1, 1.28%, 2/25/2034 ‡ (m)	1,913	1,763

Series 2004-R1, Class M2, 1.36%, 2/25/2034 ‡ (m)	343	315

Argent Securities, Inc. Asset-Backed Pass-Through Certificates

Series 2004-W3, Class A3, 1.31%, 2/25/2034 ‡ (m)	1,384	1,241

Series 2004-W2, Class M2, 2.36%, 4/25/2034 ‡ (m)	503	487

Series 2004-W2, Class M3, 2.59%, 4/25/2034 ‡ (m)	371	365

Series 2004-W7, Class M2, 1.39%, 5/25/2034 ‡ (m)	402	369

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	105

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued

United States — continued

Asset-Backed Securities Corp. Home Equity Loan Trust

Series 2001-HE3, Class A1, 1.35%, 11/15/2031 (m)	1,344	1,287

Series 2003-HE3, Class M2, 3.81%, 6/15/2033 ‡ (m)	54	54

Series 2003-HE4, Class M1, 2.06%, 8/15/2033 (m)	1,242	1,160

Series 2003-HE4, Class M2, 3.81%, 8/15/2033 ‡ (m)	803	761

Series 2004-HE2, Class M2, 2.36%, 4/25/2034 ‡ (m)	1,258	1,222

Series 2004-HE7, Class M2, 2.06%, 10/25/2034 ‡ (m)	875	857

Series 2005-HE6, Class M4, 1.45%, 7/25/2035 ‡ (m)	500	485

Bayview Financial Acquisition Trust Series 2006-D, Class 1A5, 5.67%, 12/28/2036 ‡ (i)	192	196

Bayview Financial Mortgage Pass-Through Trust Series 2006-C, Class 1A2, 5.64%, 11/28/2036 ‡ (i)	91	91

Bear Stearns Asset-Backed Securities I Trust

Series 2004-HE6, Class M2, 2.36%, 8/25/2034 ‡ (m)	2,586	2,520

Series 2004-HE11, Class M2, 2.06%, 12/25/2034 ‡ (m)	955	944

Bear Stearns Asset-Backed Securities Trust

Series 2003-SD1, Class A, 1.39%, 12/25/2033 ‡ (m)	376	315

Series 2003-SD1, Class M1, 1.76%, 12/25/2033 ‡ (m)	388	363

Series 2004-HE2, Class M2, 2.29%, 3/25/2034 ‡ (m)	875	852

Series 2003-1, Class M1, 2.14%, 11/25/2042 ‡ (m)	281	277

Series 2004-SD4, Class A1, 1.39%, 8/25/2044 ‡ (m)	1,253	1,128

CarMax Auto Owner Trust

Series 2016-2, Class A4, 1.68%, 9/15/2021	464	464

Series 2018-3, Class A2A, 2.88%, 10/15/2021	9	9

Series 2017-1, Class A3, 1.98%, 11/15/2021	46	46

CDC Mortgage Capital Trust Series 2003-HE1, Class M1, 1.84%, 8/25/2033 (m)	306	298

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Centex Home Equity Loan Trust

Series 2004-A, Class M1, 1.09%, 1/25/2034 ‡ (m)	3,024	2,899

Series 2004-C, Class M2, 1.28%, 6/25/2034 ‡ (m)	528	485

Series 2004-D, Class MV2, 1.18%, 9/25/2034 ‡ (m)	176	168

Series 2004-D, Class MF2, 5.56%, 9/25/2034 ‡ (i)	603	599

Series 2004-D, Class MF3, 5.76%, 9/25/2034 ‡ (i)	1,640	1,605

Chase Funding Loan Acquisition Trust

Series 2004-AQ1, Class M1, 1.58%, 5/25/2034 ‡ (m)	1,116	1,017

Series 2004-OPT1, Class M2, 1.99%, 6/25/2034 ‡ (m)	461	441

Chase Funding Trust

Series 2003-5, Class 1M2, 5.64%, 9/25/2032 ‡ (m)	150	141

Series 2003-4, Class 2M1, 1.39%, 3/25/2033 ‡ (m)	65	63

Series 2004-1, Class 1M1, 4.73%, 5/25/2033 ‡	841	787

Series 2003-4, Class 1A5, 5.12%, 5/25/2033 ‡ (i)	965	969

Series 2004-1, Class 2M1, 1.24%, 9/25/2033 ‡ (m)	229	222

Series 2003-6, Class 2A2, 1.07%, 11/25/2034 ‡ (m)	2,345	2,031

Series 2003-6, Class 2M1, 1.24%, 11/25/2034 ‡ (m)	1,085	1,067

Series 2004-2, Class 1M1, 5.70%, 2/26/2035 ‡ (m)	1,803	1,786

CHEC Loan Trust Series 2004-1, Class M1, 1.39%, 7/25/2034 ‡ (e) (m)	901	826

Citifinancial Mortgage Securities, Inc. Series 2004-1, Class AF4, 5.07%, 4/25/2034 ‡ (i)	2,788	2,830

Citigroup Mortgage Loan Trust, Inc.

Series 2005-OPT1, Class M4, 1.54%, 2/25/2035 ‡ (m)	195	165

Series 2005-WF2, Class AF7, 5.25%, 8/25/2035 ‡ (i)	41	39

CLUB Credit Trust Series 2018-NP1, Class C, 4.74%, 5/15/2024 (e)	408	401

Conn’s Receivables Funding LLC

Series 2018-A, Class B, 4.65%, 1/15/2023 ‡ (e)	385	374

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued

United States — continued

Series 2018-A, Class C, 6.02%, 1/15/2023 ‡ (e)	302	293

Series 2019-A, Class B, 4.36%, 10/16/2023 ‡ (e)	1,489	1,424

Series 2019-A, Class C, 5.29%, 10/16/2023 ‡ (e)	2,205	1,290

Series 2019-B, Class B, 3.62%, 6/17/2024 ‡ (e)	920	779

Consumer Loan Underlying Bond Certificate Issuer Trust I

Series 2020-9, Class PT, 1.32%, 4/15/2045 (e) (m)	8,154	7,297

Series 2020-8, Class PT, HB, 34.58%, 4/17/2045 (e) (m)	3,234	2,868

Countrywide Asset-Backed Certificates

Series 2002-4, Class M1, 1.61%, 12/25/2032 ‡ (m)	458	446

Series 2004-2, Class M1, 1.24%, 5/25/2034 ‡ (m)	3,494	3,417

Series 2004-3, Class M1, 1.24%, 6/25/2034 ‡ (m)	427	402

Series 2004-3, Class M2, 1.31%, 6/25/2034 ‡ (m)	397	383

Series 2004-BC4, Class M1, 1.54%, 11/25/2034 ‡ (m)	139	135

Series 2004-ECC2, Class M2, 1.46%, 12/25/2034 ‡ (m)	269	260

Series 2005-12, Class M2, 0.98%, 2/25/2036 ‡ (m)	2,647	2,598

Series 2005-AB4, Class 2A1, 0.76%, 3/25/2036 ‡ (m)	1,707	1,408

Series 2006-19, Class 2A2, 0.65%, 3/25/2037 ‡ (m)	5,156	5,006

Countrywide Partnership Trust Series 2004-EC1, Class M2, 1.43%, 1/25/2035 ‡ (m)	618	605

CPS Auto Receivables Trust Series 2019-A, Class D, 4.35%, 12/16/2024 (e)	820	796

Credit Acceptance Auto Loan Trust Series 2019-1A, Class B, 3.75%, 4/17/2028 (e)	4,875	4,860

Credit-Based Asset Servicing & Securitization LLC

Series 2004-CB2, Class M1, 1.27%, 7/25/2033 ‡ (m)	1,121	1,026

Series 2003-CB6, Class M1, 1.54%, 12/25/2033 ‡ (m)	1,873	1,722

CWABS Asset-Backed Certificates Trust Series 2005-11, Class AF6, 5.05%, 2/25/2036 ‡ (m)	477	476

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

CWABS, Inc. Asset-Backed Certificates

Series 2004-1, Class M3, 1.46%, 2/25/2034 ‡ (m)	926	905

Series 2004-1, Class M2, 1.31%, 3/25/2034 ‡ (m)	516	497

CWABS, Inc. Asset-Backed Certificates Trust

Series 2004-5, Class M2, 1.49%, 7/25/2034 ‡ (m)	1,245	1,203

Series 2004-6, Class M2, 1.46%, 10/25/2034 ‡ (m)	478	451

Dell Equipment Finance Trust Series 2017-2, Class A3, 2.19%, 10/24/2022 (e)	80	80

Drive Auto Receivables Trust

Series 2019-4, Class A2A, 2.32%, 6/15/2022	507	508

Series 2019-3, Class C, 2.90%, 8/15/2025	2,390	2,376

Series 2018-4, Class D, 4.09%, 1/15/2026	1,920	1,916

Series 2018-5, Class D, 4.30%, 4/15/2026	1,830	1,828

Series 2019-1, Class D, 4.09%, 6/15/2026	1,685	1,655

Series 2019-3, Class D, 3.18%, 10/15/2026	2,010	1,921

Driven Brands Funding LLC Series 2019-1A, Class A2, 4.64%, 4/20/2049 (e)	2,064	2,021

DT Auto Owner Trust

Series 2018-3A, Class D, 4.19%, 7/15/2024 (e)	2,620	2,558

Series 2019-1A, Class D, 3.87%, 11/15/2024 (e)	3,285	3,173

Series 2017-4A, Class E, 5.15%, 11/15/2024 (e)	1,525	1,539

Series 2018-2A, Class E, 5.54%, 6/16/2025 (e)	685	679

Series 2018-3A, Class E, 5.33%, 11/17/2025 (e)	2,732	2,288

Series 2019-1A, Class E, 4.94%, 2/17/2026 (e)	3,690	2,845

Series 2019-2A, Class E, 4.46%, 5/15/2026 (e)	4,167	3,526

Series 2019-3A, Class E, 3.85%, 8/17/2026 (e)	3,900	3,745

Exeter Automobile Receivables Trust

Series 2016-2A, Class D, 8.25%, 4/17/2023 (e)	940	948

Series 2018-4A, Class C, 3.97%, 9/15/2023 (e)	2,930	2,949

Series 2018-2A, Class D, 4.04%, 3/15/2024 (e)	6,330	6,410

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	107

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued

United States — continued

Series 2018-3A, Class E, 5.43%, 8/15/2024 (e)	990	956

Series 2018-4A, Class D, 4.35%, 9/16/2024 (e)	2,490	2,513

Series 2019-1A, Class C, 3.82%, 12/16/2024 (e)	1,240	1,228

Series 2019-1A, Class D, 4.13%, 12/16/2024 (e)	2,320	2,262

Series 2019-2A, Class D, 3.71%, 3/17/2025 (e)	620	593

Series 2018-2A, Class E, 5.33%, 5/15/2025 (e)	1,300	1,284

Series 2018-4A, Class E, 5.38%, 7/15/2025 (e)	1,050	1,007

Series 2019-3A, Class D, 3.11%, 8/15/2025 (e)	2,385	2,227

Series 2019-1A, Class E, 5.20%, 1/15/2026 (e)	4,340	3,538

Series 2019-2A, Class E, 4.68%, 5/15/2026 (e)	10,840	9,059

Series 2019-3A, Class E, 4.00%, 8/17/2026 (e)	2,333	1,716

Series 2020-1A, Class E, 3.74%, 1/15/2027 (e)	2,690	2,114

FFMLT Trust Series 2005-FF11, Class M1, 1.13%, 11/25/2035 ‡ (m)	3,959	3,886

Finance America Mortgage Loan Trust Series 2004-3, Class M2, 1.43%, 11/25/2034 ‡ (m)	147	117

First Franklin Mortgage Loan Asset-Backed Certificates Series 2004-FF3, Class M1, 1.31%, 5/25/2034 ‡ (m)	586	551

First Franklin Mortgage Loan Trust

Series 2003-FF5, Class M1, 1.39%, 3/25/2034 ‡ (m)	3,025	2,894

Series 2004-FF5, Class A1, 1.21%, 8/25/2034 ‡ (m)	1,499	1,477

Series 2005-FF10, Class A1, 0.79%, 11/25/2035 ‡ (m)	7,034	6,546

Series 2006-FF8, Class IIA3, 0.64%, 7/25/2036 ‡ (m)	359	356

Flagship Credit Auto Trust

Series 2016-3, Class E, 6.25%, 10/15/2023 (e)	1,460	1,491

Series 2018-4, Class C, 4.11%, 10/15/2024 (e)	825	840

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

FREED ABS Trust

Series 2018-2, Class B, 4.61%, 10/20/2025 ‡ (e)	1,135	1,072

Series 2019-1, Class A, 3.42%, 6/18/2026 (e)	662	653

Series 2019-1, Class B, 3.87%, 6/18/2026 ‡ (e)	2,320	2,033

Series 2019-1, Class C, 5.39%, 6/18/2026 ‡ (e)	1,760	1,041

Fremont Home Loan Trust

Series 2003-A, Class M1, 1.46%, 8/25/2033 ‡ (m)	1,541	1,446

Series 2002-1, Class M1, 1.74%, 8/25/2033 ‡ (m)	1,574	1,510

Series 2004-B, Class M2, 1.43%, 5/25/2034 ‡ (m)	373	361

Series 2004-2, Class M2, 1.42%, 7/25/2034 (m)	377	352

Series 2004-C, Class M1, 1.46%, 8/25/2034 ‡ (m)	668	569

Series 2004-D, Class M1, 1.36%, 11/25/2034 (m)	1,666	1,433

Series 2004-D, Class M2, 1.39%, 11/25/2034 (m)	230	206

GLS Auto Receivables Issuer Trust

Series 2019-4A, Class A, 2.47%, 11/15/2023 (e)	615	613

Series 2019-4A, Class B, 2.78%, 9/16/2024 (e)	1,330	1,294

Series 2019-1A, Class C, 3.87%, 12/16/2024 (e)	1,485	1,485

Series 2019-4A, Class C, 3.06%, 8/15/2025 (e)	1,050	954

Series 2019-1A, Class D, 4.94%, 12/15/2025 (e)	540	541

Series 2019-2A, Class D, 4.52%, 2/17/2026 (e)	1,000	910

GLS Auto Receivables Trust Series 2018-3A, Class D, 5.34%, 8/15/2025 (e)	860	815

GM Financial Consumer Automobile Series 2017-1A, Class A3, 1.78%, 10/18/2021 (e)	380	381

GM Financial Consumer Automobile Receivables Trust Series 2019-2, Class A2A, 2.66%, 6/16/2022	649	652

GSAA Home Equity Trust Series 2005-6, Class A3, 0.86%, 6/25/2035 ‡ (m)	58	58

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued

United States — continued

GSAMP Trust

Series 2003-SEA, Class A1, 0.89%, 2/25/2033 ‡ (m)	817	776

Series 2003-HE1, Class M1, 1.96%, 6/20/2033 ‡ (m)	1,518	1,452

Series 2005-NC1, Class M1, 1.16%, 2/25/2035 ‡ (m)	942	925

Series 2006-FM1, Class A2C, 0.65%, 4/25/2036 ‡ (m)	2,680	1,926

Series 2006-HE4, Class A2C, 0.64%, 6/25/2036 ‡ (m)	589	583

Series 2007-SEA1, Class A, 0.79%, 12/25/2036 ‡ (e) (m)	4,878	4,507

Series 2006-HE3, Class A2C, 0.65%, 5/25/2046 (m)	3,027	2,930

Home Equity Asset Trust

Series 2002-5, Class M1, 2.19%, 5/25/2033 ‡ (m)	2,367	2,264

Series 2003-3, Class M1, 1.78%, 8/25/2033 ‡ (m)	592	563

Series 2004-6, Class M2, 1.39%, 12/25/2034 ‡ (m)	443	418

Home Equity Loan Trust Series 2007-FRE1, Class 2AV3, 0.72%, 4/25/2037 ‡ (m)	13,840	12,566

Home Equity Mortgage Loan Asset-Backed Trust SPMD

Series 2004-B, Class M2, 1.61%, 11/25/2034 ‡ (m)	363	346

Series 2004-C, Class M1, 1.33%, 3/25/2035 ‡ (m)	6,248	5,693

Series 2004-C, Class M2, 1.39%, 3/25/2035 ‡ (m)	719	597

Honda Auto Receivables Owner Trust Series 2017-2, Class A3, 1.68%, 8/16/2021	634	635

Lendmark Funding Trust Series 2018-1A, Class C, 5.03%, 12/21/2026 ‡ (e)	1,110	984

Long Beach Mortgage Loan Trust

Series 2001-2, Class M1, 1.05%, 7/25/2031 ‡ (m)	314	307

Series 2002-5, Class M1, 1.73%, 11/25/2032 ‡ (m)	1,864	1,769

Series 2003-4, Class M1, 1.51%, 8/25/2033 ‡ (m)	140	135

Series 2004-3, Class M2, 1.39%, 7/25/2034 ‡ (m)	627	583

Series 2004-3, Class M4, 2.10%, 7/25/2034 ‡ (m)	409	394

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series 2004-3, Class M6, 2.62%, 7/25/2034 (m)	372	370

Series 2004-4, Class M1, 1.39%, 10/25/2034 ‡ (m)	1,118	1,045

Mariner Finance Issuance Trust Series 2018-AA, Class A, 4.20%, 11/20/2030 (e)	2,050	1,957

MASTR Asset-Backed Securities Trust

Series 2003-OPT1, Class M3, 4.61%, 12/25/2032 ‡ (m)	2,099	2,026

Series 2004-OPT2, Class M1, 1.39%, 9/25/2034 ‡ (m)	426	392

Series 2004-OPT2, Class M2, 1.46%, 9/25/2034 ‡ (m)	720	664

Series 2005-NC1, Class M2, 1.24%, 12/25/2034 ‡ (m)	526	484

Series 2005-NC1, Class M4, 1.63%, 12/25/2034 ‡ (m)	736	701

ME Funding LLC Series 2019-1, Class A2, 6.45%, 7/30/2049 (e)	4,726	3,804

Mercedes-Benz Auto Lease Trust Series 2019-B, Class A2, 2.01%, 12/15/2021	831	833

Mercedes-Benz Auto Receivables Trust Series 2019-1, Class A2A, 2.04%, 6/15/2022	733	737

Merrill Lynch Mortgage Investors Trust

Series 2003-OPT1, Class M1, 1.46%, 7/25/2034 (m)	320	297

Series 2004-WMC5, Class M5, 2.21%, 7/25/2035 ‡ (m)	11	11

Series 2004-HE2, Class M1, 1.69%, 8/25/2035 ‡ (m)	175	168

Series 2005-FM1, Class M1, 1.21%, 5/25/2036 (m)	1,165	1,100

MFA LLC

Series 2017-NPL1, Class A1, 3.35%, 11/25/2047 ‡ (e) (i)	4,868	4,388

Series 2018-NPL1, Class A1, 3.88%, 5/25/2048 ‡ (e) (i)	12,369	11,122

Series 2018-NPL2, Class A1, 4.16%, 7/25/2048 ‡ (e) (i)	9,221	8,326

Morgan Stanley ABS Capital I, Inc. Trust

Series 2003-NC10, Class M1, 1.51%, 10/25/2033 ‡ (m)	573	552

Series 2004-HE1, Class M1, 1.34%, 1/25/2034 ‡ (m)	1,793	1,748

Series 2004-NC3, Class M1, 1.28%, 3/25/2034 ‡ (m)	1,869	1,732

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	109

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued

United States — continued

Series 2004-HE3, Class M1, 1.34%, 3/25/2034 ‡ (m)	2,596	2,437

Series 2004-HE2, Class M2, 2.29%, 3/25/2034 ‡ (m)	135	134

Series 2004-HE3, Class M2, 2.36%, 3/25/2034 ‡ (m)	583	567

Series 2004-HE2, Class M3, 2.66%, 3/25/2034 ‡ (m)	1,033	968

Series 2004-NC5, Class M1, 1.39%, 5/25/2034 ‡ (m)	3,829	3,487

Series 2004-WMC2, Class M1, 1.40%, 7/25/2034 ‡ (m)	1,425	1,347

Series 2004-WMC2, Class M2, 2.29%, 7/25/2034 ‡ (m)	325	301

Series 2004-NC6, Class M2, 2.36%, 7/25/2034 ‡ (m)	467	453

Series 2004-HE6, Class M1, 1.31%, 8/25/2034 (m)	509	495

Series 2004-HE6, Class M2, 1.39%, 8/25/2034 ‡ (m)	858	805

Series 2004-HE7, Class M2, 1.43%, 8/25/2034 ‡ (m)	223	213

Series 2004-HE6, Class M3, 1.46%, 8/25/2034 ‡ (m)	568	539

Series 2004-HE7, Class M3, 1.51%, 8/25/2034 ‡ (m)	57	56

Series 2004-HE8, Class M1, 1.45%, 9/25/2034 ‡ (m)	1,864	1,718

Series 2004-HE8, Class M2, 1.51%, 9/25/2034 ‡ (m)	308	284

Series 2004-NC8, Class M3, 1.60%, 9/25/2034 ‡ (m)	433	404

Series 2004-HE8, Class M3, 1.61%, 9/25/2034 ‡ (m)	541	508

Series 2005-HE1, Class M2, 1.19%, 12/25/2034 ‡ (m)	321	266

Series 2005-HE1, Class M3, 1.27%, 12/25/2034 ‡ (m)	881	732

Series 2005-NC1, Class M3, 1.25%, 1/25/2035 ‡ (m)	263	227

Series 2004-WMC3, Class M2, 1.28%, 1/25/2035 ‡ (m)	2,673	2,472

Morgan Stanley Mortgage Loan Trust Series 2007-5AX, Class 2A2, 0.64%, 2/25/2037 ‡ (m)	3,698	1,460

New Century Home Equity Loan Trust

Series 2003-3, Class M1, 1.67%, 7/25/2033 ‡ (m)	34	34

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series 2003-B, Class M2, 2.96%, 11/25/2033 ‡ (m)	468	466

Series 2004-1, Class M1, 1.37%, 5/25/2034 (m)	2,070	1,903

Series 2004-2, Class M2, 1.42%, 8/25/2034 ‡ (m)	163	151

Series 2004-2, Class M4, 2.29%, 8/25/2034 ‡ (m)	760	734

Series 2004-2, Class M6, 2.74%, 8/25/2034 ‡ (m)	523	520

Series 2004-3, Class M2, 1.46%, 11/25/2034 ‡ (m)	412	391

Series 2004-3, Class M3, 1.55%, 11/25/2034 ‡ (m)	319	308

Series 2004-4, Class M1, 1.25%, 2/25/2035 ‡ (m)	3,503	3,159

Series 2004-4, Class M2, 1.28%, 2/25/2035 ‡ (m)	391	369

Series 2005-1, Class M3, 1.27%, 3/25/2035 ‡ (m)	292	240

Series 2006-2, Class A2B, 0.65%, 8/25/2036 ‡ (m)	1,551	1,421

New Residential Mortgage LLC

Series 2018-FNT1, Class D, 4.69%, 5/25/2023 ‡(e)	785	780

Series 2018-FNT1, Class E, 4.89%, 5/25/2023 ‡ (e)	643	638

Nissan Auto Receivables Owner Trust

Series 2017-A, Class A3, 1.74%, 8/16/2021	416	416

Series 2019-B, Class A2, 2.56%, 3/15/2022	689	694

NovaStar Mortgage Funding Trust

Series 2003-2, Class M2, 3.26%, 9/25/2033 ‡ (m)	1,156	1,135

Series 2004-2, Class M4, 2.29%, 9/25/2034 ‡ (m)	1,753	1,663

OnDeck Asset Securitization Trust LLC

Series 2018-1A, Class C, 4.52%, 4/18/2022 ‡ (e)	250	250

OneMain Financial Issuance Trust

Series 2015-3A, Class C, 5.82%, 11/20/2028 ‡ (e)	915	876

Series 2019-1A, Class B, 3.79%, 2/14/2031 ‡ (e)	990	911

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued

United States — continued

Option One Mortgage Acceptance Corp. Asset-Backed Certificates

Series 2003-5, Class A2, 1.13%, 8/25/2033 ‡ (m)	368	333

Series 2003-5, Class M2, 2.81%, 8/25/2033 ‡ (m)	135	139

Option One Mortgage Loan Trust

Series 2002-3, Class A1, 0.99%, 8/25/2032 ‡ (m)	2,800	2,693

Series 2002-3, Class A2, 1.03%, 8/25/2032 ‡ (m)	474	455

Series 2004-3, Class M2, 1.34%, 11/25/2034 ‡ (m)	509	459

People’s Choice Home Loan Securities Trust Series 2004-2, Class M3, 2.21%, 10/25/2034 ‡ (m)	1,910	1,675

PNMAC FMSR Issuer Trust Series 2018-FT1, Class A, 2.84%, 4/25/2023 (e) (m)	2,878	2,398

PNMAC GMSR Issuer Trust Series 2018-GT1, Class A, 3.34%, 2/25/2023 (e) (m)	3,715	3,109

Prestige Auto Receivables Trust

Series 2017-1A, Class E, 4.89%, 5/15/2024 (e)	780	777

Series 2018-1A, Class D, 4.14%, 10/15/2024 (e)	865	852

Series 2018-1A, Class E, 5.03%, 1/15/2026 (e)	635	538

Pretium Mortgage Credit Partners I LLC

Series 2019-NPL2, Class A1, 3.84%, 12/25/2058 ‡ (e) (i)	2,968	2,785

Series 2019-NPL2, Class A2, 5.93%, 12/25/2058 ‡ (e) (i)	5,500	4,771

Series 2019-NPL3, Class A2, 4.58%, 7/27/2059 ‡ (e) (i)	2,500	1,992

PRPM LLC

Series 2019-2A, Class A1, 3.97%, 4/25/2024 ‡ (e) (i)	7,781	7,237

Series 2019-2A, Class A2, 5.44%, 4/25/2024 ‡ (e) (i)	3,250	2,747

Series 2019-3A, Class A1, 3.35%, 7/25/2024 ‡ (e) (i)	4,423	4,120

Series 2019-4A, Class A1, 3.35%, 11/25/2024 ‡ (e) (i)	4,213	3,889

RAMP Trust

Series 2002-RS2, Class AI5, 5.84%, 3/25/2032 ‡ (m)	382	384

Series 2006-RZ3, Class M1, 0.84%, 8/25/2036 ‡ (m)	5,500	5,042

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

RASC Trust

Series 2005-EMX1, Class M1, 1.13%, 3/25/2035 ‡ (m)	1,510	1,469

Series 2005-KS2, Class M1, 1.13%, 3/25/2035 ‡ (m)	734	705

Renaissance Home Equity Loan Trust

Series 2002-3, Class M1, 1.99%, 12/25/2032 ‡ (m)	690	656

Series 2003-1, Class M1, 1.99%, 6/25/2033 ‡ (m)	292	271

Series 2003-4, Class M1, 1.34%, 3/25/2034 ‡ (m)	1,506	1,358

Series 2003-4, Class M2F, 6.24%, 3/25/2034 ‡ (i)	784	746

Series 2005-1, Class AF6, 4.97%, 5/25/2035 ‡ (i)	129	132

Series 2005-2, Class AV3, 0.86%, 8/25/2035 ‡ (m)	840	728

Santander Drive Auto Receivables Trust

Series 2019-1, Class C, 3.42%, 4/15/2025	2,123	2,128

Series 2019-1, Class D, 3.65%, 4/15/2025	4,025	3,992

Santander Prime Auto Issuance Notes Trust

Series 2018-A, Class E, 5.04%, 9/15/2025 (e)	1,211	1,179

Series 2018-A, Class F, 6.80%, 9/15/2025 (e)	1,834	1,787

Santander Retail Auto Lease Trust

Series 2019-A, Class A2, 2.72%, 12/20/2021 (e)	730	735

SASCO Mortgage Loan Trust

Series 2004-GEL3, Class M1, 2.06%, 8/25/2034 ‡ (m)	668	630

Saxon Asset Securities Trust

Series 2003-3, Class M1, 1.46%, 12/25/2033 (m)	3,742	3,461

Series 2004-2, Class MV2, 2.29%, 8/25/2035 ‡ (m)	837	817

Series 2004-2, Class AF3, 3.83%, 8/25/2035 ‡ (m)	24	24

Series 2005-2, Class M2, 1.15%, 10/25/2035 (m)	2,890	2,671

Securitized Asset-Backed Receivables LLC Trust

Series 2004-NC1, Class M1, 1.73%, 2/25/2034 ‡ (m)	1,815	1,694

Series 2004-OP1, Class M2, 2.14%, 2/25/2034 ‡ (m)	491	484

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	111

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued

United States — continued

Series 2004-OP2, Class M1, 1.46%, 8/25/2034 ‡ (m)	2,224	2,108

Series 2005-OP1, Class M2, 1.16%, 1/25/2035 ‡ (m)	723	660

Series 2005-FR2, Class M2, 1.46%, 3/25/2035 ‡ (m)	355	352

Specialty Underwriting & Residential Finance Trust

Series 2004-BC1, Class M2, 2.09%, 2/25/2035 ‡ (m)	507	502

Series 2004-BC3, Class M1, 1.42%, 7/25/2035 ‡ (m)	809	771

Stanwich Mortgage Loan Trust Series 2019-NPB2, Class A1, 3.48%, 11/16/2024 ‡ (e) (i)	5,365	5,311

Structured Asset Investment Loan Trust

Series 2003-BC6, Class M1, 1.61%, 7/25/2033 ‡ (m)	463	442

Series 2003-BC7, Class M1, 1.61%, 7/25/2033 ‡ (m)	31	31

Series 2003-BC12, Class M1, 1.46%, 11/25/2033 ‡ (m)	88	87

Series 2004-5, Class M3, 1.42%, 5/25/2034 ‡ (m)	135	110

Series 2004-6, Class M1, 1.39%, 7/25/2034 ‡ (m)	808	793

Series 2004-7, Class M1, 1.54%, 8/25/2034 ‡ (m)	965	947

Series 2004-8, Class M2, 1.42%, 9/25/2034 ‡ (m)	375	349

Series 2004-BNC1, Class A5, 1.73%, 9/25/2034 ‡ (m)	174	168

Series 2005-HE2, Class M1, 1.21%, 7/25/2035 ‡ (m)	173	172

Structured Asset Securities Corp. Mortgage Loan Trust

Series 2006-BC4, Class A4, 0.66%, 12/25/2036 ‡ (m)	2,971	2,780

Series 2006-BC6, Class A4, 0.66%, 1/25/2037 (m)	6,298	6,030

Structured Asset Securities Corp. Pass-Through Certificates Series 2002-AL1, Class A3, 3.45%, 2/25/2032 ‡	2,175	2,076

Toyota Auto Receivables Owner Trust Series 2018-C, Class A2A, 2.77%, 8/16/2021	394	395

Tricolor Auto Securitization Trust Series 2018-2A, Class A, 3.96%, 10/15/2021 (e)	266	266

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Upgrade Receivables Trust Series 2018-1A, Class A, 3.76%, 11/15/2024 (e)	46	46

Vericrest Opportunity Loan Trust

Series 2019-NPL2, Class A1, 3.97%, 2/25/2049 ‡ (e) (i)	10,255	9,341

Series 2019-NPL4, Class A2, 5.44%, 8/25/2049 ‡ (e) (i)	540	372

Series 2019-NPL7, Class A1A, 3.18%, 10/25/2049 ‡ (e) (i)	10,713	9,295

Verizon Owner Trust Series 2017-2A, Class A, 1.92%, 12/20/2021 (e)	444	444

VOLT LXIV LLC Series 2017-NP11, Class A1, 3.38%, 10/25/2047 ‡ (e) (i)	1,063	983

Volvo Financial Equipment LLC Series 2019-2A, Class A2, 2.02%, 8/15/2022 (e)	949	952

Wells Fargo Home Equity Asset-Backed Securities Trust

Series 2004-2, Class M4, 2.29%, 12/25/2033 (m)	901	883

Series 2004-2, Class M1, 1.39%, 10/25/2034 ‡ (m)	583	544

Series 2004-2, Class M5, 2.36%, 10/25/2034 ‡ (m)	215	215

Series 2004-2, Class M8A, 4.99%, 10/25/2034 ‡ (e) (m)	290	243

Series 2004-2, Class M8B, 5.00%, 10/25/2034 ‡ (e) (m)	290	247

Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates

Series 2004-1, Class M2, 1.12%, 4/25/2034 ‡ (m)	305	293

Series 2004-1, Class M4, 1.64%, 4/25/2034 ‡ (m)	630	557

Westlake Automobile Receivables Trust

Series 2019-1A, Class C, 3.45%, 3/15/2024 (e)	3,040	3,040

Series 2019-1A, Class D, 3.67%, 3/15/2024 (e)	2,765	2,735

Series 2019-2A, Class C, 2.84%, 7/15/2024 (e)	1,700	1,648

Series 2019-1A, Class E, 4.49%, 7/15/2024 (e)	2,865	2,819

Series 2018-3A, Class F, 6.02%, 2/18/2025 (e)	3,605	3,260

Series 2019-2A, Class E, 4.02%, 4/15/2025 (e)	1,760	1,548

Series 2019-1A, Class F, 5.67%, 2/17/2026 (e)	1,769	1,472

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued

United States — continued

Series 2019-2A, Class F, 5.00%, 3/16/2026 (e)	1,880	1,452

		486,737

Total Asset-Backed Securities (Cost $516,641)		492,599

Equity Linked Notes — 2.3%

Credit Suisse AG, ELN, 10.00%, 6/16/2020, (linked to S&P 500 Index) (e) (Cost $264,998)	95	277,615

Loan Assignments — 2.3% (n)

Canada — 0.1%

1011778 BC ULC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 2.15%, 11/19/2026 (d)	1,276	1,194

Concordia Healthcare Corp., Initial Dollar Term Loan (ICE LIBOR USD 3 Month + 5.50%), 6.57%, 9/6/2024 (d) (o)	5,622	4,841

Kik Custom Products, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 5.00%, 5/15/2023 (d) (o)	725	646

Stars Group Holdings BV, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.95%, 7/10/2025 (d) (o)	115	114

		6,795

France — 0.0% (a)

Altice France SA, 1st Lien Term loan B-13 (ICE LIBOR USD 1 Month + 4.00%), 4.81%, 8/14/2026 (d)	2,716	2,514

United States — 2.2%

Acadia Healthcare Co., Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 2.90%, 2/16/2023 (d)	844	808

Adient US LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 5.52%, 5/6/2024 (d)	467	419

Advanced Drainage Systems, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 3.25%, 7/31/2026 (d)	363	352

Albany Molecular Research, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 4.25%, 8/30/2024 (d)	690	629

Allied Universal Holdco LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.25%), 4.65%, 7/10/2026 (d) (o)	477	442

Altice Financing SA, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 3.56%, 7/15/2025 (d)	902	831

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

AMC Entertainment Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 4.08%, 4/22/2026 (d)	521	379

American Airlines, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 2.81%, 12/15/2023 (d)	669	512

American Axle & Manufacturing, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 2.74%, 4/6/2024 (d)	1,608	1,385

API Group Corp., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 2.90%, 10/1/2026 (d)	669	644

Ascend Learning LLC, Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 4.00%, 7/12/2024 (d)	338	316

Asurion LLC, 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 6.50%), 6.90%, 8/4/2025 (d)	261	252

Asurion LLC, Term Loan B-6 (ICE LIBOR USD 1 Month + 3.00%), 3.40%, 11/3/2023 (d)	997	950

Asurion LLC, Term Loan B-7 (ICE LIBOR USD 1 Month + 3.00%), 3.40%, 11/3/2024 (d)	247	235

Avaya, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 5.06%, 12/15/2024 (d)	2,116	1,851

Axalta Coating Systems US Holdings, Inc., Term Loan B (ICE LIBOR USD 3 Month + 1.75%), 3.20%, 6/1/2024 (d)	2,186	2,121

B&G Foods, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 2.90%, 10/10/2026 (d)	267	257

Banijay Entertainment, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 4.00%, 3/4/2025 (d) (o)	890	817

Barracuda Networks, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.25%), 4.52%, 2/12/2025 (d)	334	319

Berry Global, Inc., 1st Lien Term Loan W (ICE LIBOR USD 1 Month + 2.00%), 2.83%, 10/1/2022 (d)	750	730

BJ’s Wholesale Club, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%), 3.08%, 2/3/2024 (d)	349	338

Blackstone CQP Holdco LP, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.62%, 9/30/2024 (d)	650	595

BMC Software Finance, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 4.65%, 10/2/2025 (d)	355	305

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	113

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Loan Assignments — continued

United States — continued

Bombardier Recreational Products, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 2.40%, 12/30/2027 (d)	689	620

Brookfield WEC Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 3.40%, 8/1/2025 (d)	608	575

Buckeye Partners LP, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 3.77%, 11/1/2026 (d)	2,765	2,584

Bway Holding Co., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.25%), 4.56%, 4/3/2024 (d)	6,189	5,296

Caesars Resort Collection LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 3.15%, 12/23/2024 (d) (o)	339	285

California Resources Corp., Senior Secured First Out (ICE LIBOR USD 3 Month + 4.75%), 6.36%, 12/31/2022 (d)	11,561	2,537

Calpine Construction Finance Co. LP, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.00%), 2.40%, 1/15/2025 (d)	1,005	963

Carroll County Energy LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.95%, 2/16/2026 (d)	838	775

CBS Radio, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 2.90%, 11/18/2024 (d)	295	259

CCM Merger Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 3.00%, 8/6/2021 (d)	1,278	1,178

CenturyLink, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 2.65%, 3/15/2027 (d)	4,437	4,188

CEOC LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 2.40%, 10/7/2024 (d)	804	775

Charter Communications Operating LLC, 1st Lien Term Loan B-2 (ICE LIBOR USD 1 Month + 1.75%), 2.16%, 2/1/2027 (d)	2,469	2,368

Chemours Co. (The), Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 2.16%, 4/3/2025 (d)	1,065	969

CHG Healthcare Services, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 4.07%, 6/7/2023 (d)	1,009	954

Cincinnati Bell, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 4.25%, 10/2/2024 (d)	3,454	3,378

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Cineworld Finance US, Inc., 1st Lien Term Loan B

(ICE LIBOR USD 3 Month + 2.25%), 3.32%, 2/28/2025 (d)	442	277

(ICE LIBOR USD 3 Month + 2.75%), 2.75%, 2/5/2027 (d) (o)	213	128

CITGO Holding, Inc., 1st Lien Term Loan B (ICE LIBOR USD 6 Month + 7.00%), 8.00%, 8/1/2023 (d)	332	274

CityCenter Holdings LLC, Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 3.00%, 4/18/2024 (d)	1,007	884

Claire’s Stores, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 6.50%), 8.42%, 12/18/2026 (d) (p)	1,851	1,412

Clear Channel Outdoor Holdings Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 4.26%, 8/21/2026 (d)	2,363	2,047

Clover Merger Sub, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 3.90%, 9/26/2024 (d)	732	656

Club Corp Holdings, Inc., Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 4.20%, 9/18/2024 (d)	379	277

CommScope, Inc., 1st Lien Term Loan B-2 (ICE LIBOR USD 1 Month + 3.25%), 3.65%, 4/6/2026 (d)	1,418	1,330

Cortes NP Acquisition Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 3.99%, 3/2/2027 (d) (o)	2,155	2,020

CPV Shore Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 4.16%, 12/29/2025 (d)	327	298

CSC Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%), 3.06%, 7/17/2025 (d)	2,045	1,942

CSC Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 3.06%, 1/15/2026 (d)	2,478	2,351

Cumulus Media New Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 4.82%, 3/31/2026 (d)	1,095	918

CVS Holdings I LP, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.25%), 4.65%, 7/31/2026 (d)	326	274

CVS Holdings I LP, Delayed Draw Term Loan (ICE LIBOR USD 1 Month + 4.25%), 3.32%, 8/31/2026 (d)	57	48

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Loan Assignments — continued

United States — continued

DaVita Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 2.15%, 8/12/2026 (d)	650	630

Dawn Acquisition LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.75%), 5.20%, 12/31/2025 (d)	505	431

Dell International LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 2.75%, 9/19/2025 (d) (o)	996	969

Delta 2 SARL, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 3.50%, 2/1/2024 (d)	467	425

Diamond Sports Group LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.82%, 8/24/2026 (d)	627	509

Digicert, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.00%), 4.40%, 10/16/2026 (d)	339	318

Dole Food Co., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 3.75%, 4/6/2024 (d) (o)	4,032	3,862

Duff & Phelps Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 4.75%, 4/9/2027 (d)	435	413

Dun & Bradstreet Corp. (The), 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 4.49%, 2/6/2026 (d)	485	452

Edgewater Generation LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 4.15%, 12/13/2025 (d)	422	387

EIF Channelview Cogeneration LLC, Term Loan (ICE LIBOR USD 1 Month + 4.25%), 5.25%, 5/3/2025 (d)	308	304

Elanco Animal Health, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.00%), 2.00%, 2/4/2027 (d) (o)	960	925

Endo Pharmaceuticals, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 5.00%, 4/29/2024 (d)	331	300

Ensemble RCM LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.75%), 5.51%, 8/3/2026 (d)	310	296

Envision Healthcare Corp., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 4.15%, 10/10/2025 (d)	830	567

Epic Crude Services LP, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 5.00%), 6.62%, 3/2/2026 (d)	11,565	6,904

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

ESH Hospitality, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 2.40%, 9/18/2026 (d)	674	616

Exela Intermediate LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 6.50%), 8.38%, 7/12/2023 (d)	566	135

ExGen Renewables IV LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.00%), 4.62%, 11/28/2024 (d)	719	690

FGI Operating Co. LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 10.00%), 12.00%, 5/16/2022 ‡ (d)	195	194

FGI Operating Co. LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.25%), 4.25%, 12/31/2100 (d) (j)	792	–	(k)

Flex Acquisition Co., Inc., Term Loan (ICE LIBOR USD 3 Month + 3.00%), 4.43%, 12/29/2023 (d)	492	458

Frontera Generation Holdings LLC, 1st Lien Senior Secured Term Loan B (ICE LIBOR USD 3 Month + 4.25%), 5.39%, 5/2/2025 (d)	390	252

Gates Global LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 3.75%, 4/1/2024 (d)	5,384	4,943

Gateway Casinos & Entertainment Ltd., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.00%), 4.45%, 12/1/2023 (d)	2,285	1,428

Genesee & Wyoming, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 2.00%), 3.45%, 12/30/2026 (d) (o)	642	620

Getty Images, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.50%), 4.94%, 2/19/2026 (d)	2,877	2,409

GGP, Inc., 1st Lien Term Loan B REIT, (ICE LIBOR USD 1 Month + 2.50%), 2.90%, 8/27/2025 (d)	1,010	745

Go Daddy Group, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 2.15%, 2/15/2024 (d)	1,261	1,216

Golden Nugget, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%; ICE LIBOR USD 3 Month + 2.50%), 3.46%, 10/4/2023 (d)	8,017	6,397

GoodRx, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 3.15%, 10/10/2025 (d)	672	642

Gray Television, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 3.49%, 1/2/2026 (d)	862	810

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	115

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Loan Assignments — continued

United States — continued

Greeneden US Holdings II LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.65%, 12/1/2023 (d)	1,363	1,288

Grizzly Acquisitions Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 4.68%, 10/1/2025 (d)	319	256

Gulf Finance LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.25%; ICE LIBOR USD 3 Month + 5.25%), 6.42%, 8/25/2023 (d)	3,042	1,584

Hanjin International Corp., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 2.90%, 10/19/2020 (d)	476	395

Hargray Communications Group, Inc., Senior Secured Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 4.00%, 5/16/2024 (d)	1,212	1,145

Hearthside Group Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.69%), 4.09%, 5/23/2025 (d)	355	325

Hertz Corp. (The), 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 3.51%, 6/30/2023 (d)	666	411

Hillman Group, Inc., Initial Term Loan (ICE LIBOR USD 3 Month + 4.00%), 5.07%, 5/30/2025 (d)	433	365

Hostess Brands LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%; ICE LIBOR USD 3 Month + 2.25%), 3.01%, 8/3/2025 (d)	545	520

Hoya Midco LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.50%), 4.57%, 6/30/2024 (d)	693	492

HUB International Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 4.02%, 4/25/2025 (d)	977	913

iHeart Communications, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 3.40%, 5/1/2026 (d)	4,703	4,203

II-VI, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 3.90%, 9/24/2026 (d)	8,936	8,176

INEOS Enterprises Holdings Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 5.11%, 8/28/2026 (d)	541	507

Infor US, Inc., Tranche B-6 Term Loan (ICE LIBOR USD 1 Month + 2.75%), 3.75%, 2/1/2022 (d)	1,306	1,281

Informatica LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.65%, 2/25/2027 (d) (o)	1,268	1,189

Intelsat Jackson Holdings, 1st Lien Term Loan (3-MONTH PRIME + 2.75%), 6.00%, 11/27/2023 (d)	2,707	2,651

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Invenergy LLC, Term Loan (ICE LIBOR USD 1 Month + 3.00%), 3.40%, 8/28/2025 (d)	320	307

IRB Holding Corp., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 3.75%, 2/5/2025 (d) (o)	1,138	991

JBS USA LUX SA, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.00%), 3.07%, 5/1/2026 (d)	3,675	3,535

KDC US Holding Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 4.15%, 12/22/2025 (d)	766	673

Kestrel Acquisition LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.25%), 5.25%, 6/2/2025 (d)	362	292

Lifepoint Health, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 4.15%, 11/16/2025 (d)	466	429

Lightstone Holdco LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 4.75%, 1/30/2024 (d)	452	355

Lightstone Holdco LLC, 1st Lien Term Loan C (ICE LIBOR USD 3 Month + 3.75%), 4.75%, 1/30/2024 (d)	26	20

MacDonald Dettwiler and Associates Ltd., Term Loan B (3-MONTH PRIME + 1.75%), 3.16%, 10/4/2024 (d)	461	426

Medallion Midland Acquisition LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 4.25%, 10/30/2024 (d)	354	244

Meredith Corp., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.50%), 3.26%, 1/31/2025 (d)	1,400	1,278

Midcontinent Communications., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 2.74%, 8/15/2026 (d)	350	336

Misys, Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.50%, 6/13/2024 (d)	347	300

Moda Midstream LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.65%, 9/29/2025 (d)	335	293

Momentive Performance, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.66%, 5/15/2024 (d)	681	605

Moran Foods LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 7.00%), 8.43%, 4/1/2024 ‡ (d)	2,992	2,992

Moran Foods LLC, 1st Lien Term Loan B-2 (ICE LIBOR USD 3 Month + 10.75%), 11.75%, 12/31/2100 ‡ (d)	2,126	1,666

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Loan Assignments — continued

United States — continued

MultiPlan, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 4.20%, 6/7/2023 (d)	9,984	9,167

NAI Entertainment Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 3.50%, 5/8/2025 (d)	295	224

Navistar International, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 4.22%, 11/6/2024 (d)	2,734	2,462

Neiman Marcus Group Ltd. LLC, Term Loan

(ICE LIBOR USD 1 Month + 6.00%), 7.50%, 10/25/2023 (d)	100	37

(ICE LIBOR USD 1 Month + 6.50%), 8.00%, 10/25/2023 (d)	7,293	2,645

Nestle Skin Health SA, 1st Lien Term Loan B (ICE LIBOR USD 6 Month + 4.25%), 5.32%, 10/1/2026 (d)	6,608	6,038

Nielsen Finance LLC, 1st Lien Term Loan B-4 (ICE LIBOR USD 1 Month + 2.00%), 2.86%, 10/4/2023 (d)	471	452

Numericable US LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.69%), 4.50%, 1/31/2026 (d)	891	820

Oryx Midstream Services LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 4.40%, 5/22/2026 (d)	359	247

Pelican Products, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.50%, 5/1/2025 (d)	356	292

Pelican Products, Inc., 2nd Lien Term Loan (ICE LIBOR USD 3 Month + 7.75%), 8.75%, 5/1/2026 (d)	592	456

PetSmart, Inc., Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 5.00%, 3/11/2022 (d)	5,886	5,703

Petvet Care Centers LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 3.65%, 2/14/2025 (d)	907	813

Pike Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 4.25%, 7/24/2026 (d)	727	697

Plantronics, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%; ICE LIBOR USD 3 Month + 2.50%), 2.99%, 7/2/2025 (d)	5,186	4,216

Prestige Brands, Inc., 1st Lien Term Loan B-4 (ICE LIBOR USD 1 Month + 2.00%), 2.40%, 1/26/2024 (d)	942	915

Prime Security Services Borrower LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 4.27%, 9/23/2026 (d)	1,392	1,317

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Project Boost Purchaser LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 3.90%, 6/1/2026 (d)	408	354

Pure Fishing, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.50%), 4.90%, 12/22/2025 (d) (o)	10,645	7,969

Qlik Technologies, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 5.38%, 4/26/2024 (d)	347	328

Quest Software US Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.25%), 5.01%, 5/16/2025 (d)	544	497

Quidditch Acquisition, Inc., 1st Lien Cov-Lite Term Loan (ICE LIBOR USD 3 Month + 7.00%), 8.45%, 3/21/2025 (d)	147	115

Rackspace Hosting, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 4.76%, 11/3/2023 (d)	595	556

Red Ventures LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 2.90%, 11/8/2024 (d)	336	308

Refinitiv US Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.65%, 10/1/2025 (d)	1,689	1,650

Reynolds Consumer Products, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 1.75%), 2.15%, 2/4/2027 (d) (o)	950	914

Reynolds Group Holdings, Inc., Term Loan (ICE LIBOR USD 1 Month + 2.75%), 3.15%, 2/5/2023 (d)	3,229	3,072

Ring Container Technologies LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 3.15%, 10/31/2024 (d)	338	301

Samsonite IP Holdings SARL, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 2.15%, 4/25/2025 (d)	410	371

Scientific Games International, Inc., 1st Lien Term Loan B-5 (ICE LIBOR USD 1 Month + 2.75%; ICE LIBOR USD 2 Month + 2.75%), 3.52%, 8/14/2024 (d)	5,570	4,590

Shutterfly, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 6.00%), 7.45%, 9/25/2026 (d)	2,039	1,767

Sound Inpatient Physicians Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 3.15%, 6/27/2025 (d)	401	376

SS&C Technologies Holdings, Inc., 1st Lien Term Loan B-3 (ICE LIBOR USD 1 Month + 1.75%), 2.74%, 4/16/2025 (d) (o)	467	448

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	117

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Loan Assignments — continued

United States — continued

SS&C Technologies Holdings, Inc., 1st Lien Term Loan B-4 (ICE LIBOR USD 1 Month + 1.75%), 2.74%, 4/16/2025 (d) (o)	333	320

St George’s University Scholastic Services LLC, Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.66%, 7/17/2025 (d)	1,006	946

Staples, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 5.00%), 6.02%, 4/16/2026 (d)	3,065	2,431

Steinway Musical Instruments, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 4.54%, 2/14/2025 (d)	3,827	3,547

Summit Materials LLC, Term Loan (ICE LIBOR USD 1 Month + 2.00%), 2.40%, 11/21/2024 (d)	469	440

Sundyne, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 5.25%, 3/17/2027 (d) (o)	445	347

Syniverse Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 5.00%), 6.87%, 3/9/2023 (d)	2,600	1,782

Tenneco, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 3.40%, 10/1/2025 (d)	634	491

Tennessee Merger Sub, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 3.75%, 2/6/2024 (d)	971	711

Titan Acquisition Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 4.45%, 3/28/2025 (d)	6,840	5,987

Tivity Health, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.25%), 5.65%, 3/6/2026 (d)	331	284

T-Mobile USA, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.00%), 3.00%, 4/1/2027 (d) (o)	7,230	7,182

Trans Union LLC, 1st Lien Term Loan B-5 (ICE LIBOR USD 1 Month + 1.75%), 2.15%, 11/16/2026 (d)	651	622

TransDigm Group, Inc., 1st Lien Term Loan E (ICE LIBOR USD 1 Month + 2.25%), 2.65%, 5/30/2025 (d)	1,088	950

TransDigm Group, Inc., 1st Lien Term Loan F (ICE LIBOR USD 1 Month + 2.25%), 2.65%, 12/9/2025 (d)	1,777	1,552

Trinseo Materials Operating SCA, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 2.40%, 9/6/2024 (d)	343	323

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Tronox Finance LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%; ICE LIBOR USD 3 Month + 2.75%), 3.59%, 9/23/2024 (d)	450	421

U.S. Renal Care, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.00%), 5.44%, 6/26/2026 (d)	4,029	3,798

UFC Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 4.25%, 4/29/2026 (d)	2,797	2,608

United Natural Foods, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 4.65%, 10/22/2025 (d)	2,447	2,198

USI, Inc., Term Loan (ICE LIBOR USD 1 Month + 3.00%), 3.40%, 5/16/2024 (d)	549	516

Valeant Pharmaceuticals International, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 3.72%, 6/2/2025 (d)	13,836	13,369

VeriFone Systems, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.00%), 5.70%, 8/20/2025 (d)	353	268

VICI Properties 1 LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 2.42%, 12/22/2024 (d) (o)	660	611

Viskase Cos., Inc., Initial Term Loan (ICE LIBOR USD 3 Month + 3.25%), 4.70%, 1/30/2021 (d)	2,580	1,880

WestJet Airlines Ltd., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 4.00%, 12/11/2026 (d)	658	527

Whataburger, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 3.73%, 7/31/2026 (d)	259	238

Windstream Corp., 1st Lien Term Loan B (3-MONTH PRIME + 5.00%), 8.25%, 3/29/2021 (d)	1,385	769

WIRB Copernicus Group, Inc., 1st Lien term Loan B (ICE LIBOR USD 3 Month + 4.00%), 5.24%, 1/8/2027 (d) (o)	945	891

WMG Acquisition Corp., 1st Lien Term Loan F (ICE LIBOR USD 1 Month + 2.13%), 2.53%, 11/1/2023 (d)	2,020	1,952

XPO Logistics, Inc., Term Loan (ICE LIBOR USD 3 Month + 2.00%), 3.61%, 2/24/2025 (d)	625	602

Zayo Group LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 3.40%, 3/9/2027 (d) (o)	3,420	3,205

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Loan Assignments — continued

United States — continued

Zekelman Industries, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%), 2.82%, 1/17/2027 (d)	685	647

		260,549

Total Loan Assignments (Cost $314,277)		269,858

Commercial Mortgage-Backed Securities — 2.2%

Cayman Islands — 0.0% (a)

GPMT Ltd. Series 2018-FL1, Class B, 2.22%, 11/21/2035 ‡ (e) (m)	3,000	2,598

United States — 2.2%

Banc of America Commercial Mortgage Trust Series 2017-BNK3, Class D, 3.25%, 2/15/2050 ‡ (e)	655	387

BANK

Series 2019-BN19, Class D, 3.00%, 8/15/2061 ‡ (e)	4,750	2,621

Series 2019-BN20, Class E, 2.50%, 9/15/2062 ‡ (e)	615	260

Series 2020-BN26, Class XA, IO, 1.36%, 3/15/2063 (m)	41,884	3,617

Barclays Commercial Mortgage Trust Series 2019-C4, Class D, 3.25%, 8/15/2052 ‡ (e)	2,641	1,571

BENCHMARK Mortgage Trust

Series 2018-B1, Class D, 2.75%, 1/15/2051 ‡ (e)	975	601

Series 2019-B11, Class D, 3.00%, 5/15/2052 ‡ (e)	4,000	2,349

BX Commercial Mortgage Trust

Series 2018-IND, Class E, 2.51%, 11/15/2035 (e) (m)	455	432

Series 2020-BXLP, Class F, 2.81%, 12/15/2036 ‡ (e) (m)	925	866

Series 2018-BIOA, Class D, 2.14%, 3/15/2037 ‡ (e) (m)	6,000	5,555

BXMT Ltd.

Series 2017-FL1, Class B, 2.25%, 6/15/2035 ‡ (e) (m)	3,000	2,746

Series 2017-FL1, Class C, 2.70%, 6/15/2035 ‡ (e) (m)	1,500	1,329

Series 2017-FL1, Class D, 3.45%, 6/15/2035 ‡ (e) (m)	3,000	2,461

CAMB Commercial Mortgage Trust

Series 2019-LIFE, Class E, 2.96%, 12/15/2037 ‡ (e) (m)	2,690	2,516

Series 2019-LIFE, Class G, 4.06%, 12/15/2037 ‡ (e) (m)	2,420	2,215

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

CD Mortgage Trust Series 2017-CD5, Class D, 3.35%, 8/15/2050 ‡ (e)	331	220

CFCRE Commercial Mortgage Trust Series 2016-C6, Class D, 4.35%, 11/10/2049 ‡ (e) (m)	1,000	643

Citigroup Commercial Mortgage Trust

Series 2019-SMRT, Class D, 4.90%, 1/10/2036 ‡ (e) (m)	2,500	2,220

Series 2019-PRM, Class E, 4.89%, 5/10/2036 ‡ (e)	2,750	2,448

Series 2015-P1, Class D, 3.23%, 9/15/2048 ‡ (e)	2,500	1,600

Series 2016-C1, Class D, 5.12%, 5/10/2049 ‡ (e) (m)	2,225	1,621

Series 2016-P6, Class D, 3.25%, 12/10/2049 ‡ (e)	1,325	788

Series 2017-P7, Class B, 4.14%, 4/14/2050 ‡ (m)	910	873

Commercial Mortgage Trust

Series 2020-CBM, Class F, 3.75%, 2/10/2037 ‡ (e) (m)	2,750	1,666

Series 2014-CR15, Class C, 4.89%, 2/10/2047 ‡ (m)	3,375	3,215

Series 2014-CR19, Class D, 4.89%, 8/10/2047 ‡ (e) (m)	1,250	946

Series 2014-UBS5, Class D, 3.50%, 9/10/2047 ‡ (e)	3,100	1,554

Series 2014-CR20, Class D, 3.22%, 11/10/2047 ‡ (e)	3,000	2,087

Series 2015-LC21, Class D, 4.49%, 7/10/2048 ‡ (m)	900	636

Series 2016-CR28, Class D, 4.05%, 2/10/2049 ‡ (m)	2,350	1,309

Credit Suisse Commercial Mortgage Trust Series 2007-C1, Class AM, 5.42%, 2/15/2040	17	17

Credit Suisse Mortgage Capital Certificates Series 2019-ICE4, Class D, 2.41%, 5/15/2036 ‡ (e) (m)	4,500	4,193

CSAIL Commercial Mortgage Trust Series 2019-C15, Class C, 5.15%, 3/15/2052 ‡ (m)	3,835	3,144

DBGS Mortgage Trust

Series 2018-5BP, Class D, 2.16%, 6/15/2033 ‡ (e) (m)	7,000	6,124

Series 2018-BIOD, Class C, 1.76%, 5/15/2035 ‡ (e) (m)	3,016	2,781

Series 2018-BIOD, Class D, 2.11%, 5/15/2035 ‡ (e) (m)	6,033	5,551

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	119

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Commercial Mortgage-Backed Securities — continued

United States — continued

Series 2019-1735, Class E, 4.33%, 4/10/2037 ‡ (e) (m)	1,785	1,383

FHLMC Series 2020-RR05, Class X, IO, 2.01%, 1/27/2029 (m)	17,110	2,649

FHLMC, Multifamily Structured Pass-Through Certificates

Series K033, Class X1, IO, 0.41%, 7/25/2023 (m)	108,709	940

Series KC03, Class X1, IO, 0.63%, 11/25/2024 (m)	64,998	1,279

Series K082, Class X3, IO, 2.29%, 10/25/2028 (m)	11,750	1,743

Series K084, Class X3, IO, 2.31%, 11/25/2028 (m)	6,000	903

Series KL05, Class A2HG, 2.65%, 2/25/2029 (m)	3,750	4,090

Series K105, Class X1, IO, 1.65%, 1/25/2030 (m)	41,098	4,831

Series K054, Class X3, IO, 1.65%, 4/25/2043 (m)	17,000	1,138

Series K067, Class X3, IO, 2.19%, 9/25/2044 (m)	34,106	4,379

Series K727, Class X3, IO, 2.07%, 10/25/2044 (m)	33,818	2,632

Series K059, Class X3, IO, 1.98%, 11/25/2044 (m)	24,693	2,579

Series K087, Class X3, IO, 2.39%, 1/25/2046 (m)	18,300	2,887

FHLMC, Multi-Family Structured Pass-Through Certificates

Series K734, Class X3, IO, 2.24%, 7/25/2026 (m)	13,025	1,431

Series KC04, Class X1, IO, 1.41%, 12/25/2026 (m)	15,000	908

Series K094, Class X1, IO, 1.02%, 6/25/2029 (m)	39,342	2,613

Series K090, Class X3, IO, 2.39%, 10/25/2029 (m)	1,750	291

Series K723, Class X3, IO, 1.98%, 10/25/2034 (m)	6,552	381

Series K716, Class X3, IO, 1.86%, 8/25/2042 (m)	15,656	325

Series K068, Class X3, IO, 2.13%, 10/25/2044 (m)	11,050	1,380

Series K729, Class X3, IO, 2.04%, 11/25/2044 (m)	37,637	2,953

Series K728, Class X3, IO, 2.02%, 11/25/2045 (m)	8,120	604

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series K071, Class X3, IO, 2.08%, 11/25/2045 (m)	5,000	626

Series K088, Class X3, IO, 2.42%, 2/25/2047 (m)	11,130	1,826

Series K092, Class X3, IO, 2.32%, 5/25/2047 (m)	21,150	3,393

Series K094, Class X3, IO, 2.20%, 7/25/2047 (m)	14,206	2,172

FNMA ACES

Series 2019-M21, Class X2, IO, 1.47%, 2/25/2031 (m)	6,542	719

Series 2016-M4, Class X2, IO, 2.71%, 1/25/2039 (m)	17,517	1,269

FREMF Mortgage Trust

Series 2015-KF09, Class B, 6.34%, 5/25/2022 (e) (m)	111	110

Series 2015-KF10, Class B, 7.09%, 7/25/2022 (e) (m)	405	377

Series 2017-KF31, Class B, 3.89%, 4/25/2024 (e) (m)	1,324	1,119

Series 2017-KF32, Class B, 3.54%, 5/25/2024 (e) (m)	2,465	2,117

Series 2017-KF38, Class B, 3.49%, 9/25/2024 (e) (m)	1,500	1,278

Series 2018-K731, Class C, 4.06%, 2/25/2025 (e) (m)	2,000	1,895

Series 2018-KF47, Class B, 2.99%, 5/25/2025 (e) (m)	6,053	5,143

Series 2018-KF49, Class B, 2.89%, 6/25/2025 (e) (m)	501	423

Series 2019-KF58, Class B, 3.14%, 1/25/2026 (e) (m)	2,232	1,886

Series 2019-KC03, Class B, 4.51%, 1/25/2026 (e) (m)	2,304	2,020

Series 2019-KF62, Class B, 3.04%, 4/25/2026 (e) (m)	2,220	1,851

Series 2019-K736, Class C, 3.88%, 7/25/2026 (e) (m)	475	423

Series 2017-KF33, Class B, 3.54%, 6/25/2027 (e) (m)	624	509

Series 2017-KF40, Class B, 3.69%, 11/25/2027 (e) (m)	1,955	1,580

Series 2018-KF43, Class B, 3.14%, 1/25/2028 (e) (m)	2,683	2,126

Series 2018-KF50, Class B, 2.89%, 7/25/2028 (e) (m)	721	564

Series 2018-K82, Class B, 4.27%, 9/25/2028 (e) (m)	1,460	1,471

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Commercial Mortgage-Backed Securities — continued

United States — continued

Series 2019-KF59, Class B, 3.34%, 2/25/2029 (e) (m)	3,999	3,119

Series 2019-KG01, Class B, 4.31%, 4/25/2029 (e) (m)	3,090	2,337

Series 2019-KF63, Class B, 3.34%, 5/25/2029 (e) (m)	4,710	3,623

Series 2017-K67, Class C, 4.08%, 9/25/2049 (e) (m)	730	663

Series 2017-K729, Class B, 3.80%, 11/25/2049 (e) (m)	1,400	1,406

Series 2017-K63, Class C, 4.00%, 2/25/2050 (e) (m)	1,380	1,261

Series 2017-K65, Class B, 4.21%, 7/25/2050 (e) (m)	5,365	5,427

Series 2017-K71, Class B, 3.88%, 11/25/2050 (e) (m)	1,280	1,293

Series 2017-K71, Class C, 3.88%, 11/25/2050 (e) (m)	1,065	952

Series 2018-K72, Class B, 4.12%, 12/25/2050 (e) (m)	3,000	3,048

Series 2019-K87, Class B, 4.47%, 1/25/2051 (e) (m)	3,600	3,666

Series 2019-K87, Class C, 4.47%, 1/25/2051 (e) (m)	2,000	1,856

Series 2018-K74, Class B, 4.23%, 2/25/2051 (e) (m)	2,445	2,467

Series 2018-K75, Class B, 4.11%, 4/25/2051 (e) (m)	1,235	1,236

Series 2019-K103, Class C, 3.57%, 12/25/2051 (e) (m)	400	338

Series 2019-K88, Class C, 4.53%, 2/25/2052 (e) (m)	3,750	3,289

Series 2019-K94, Class C, 4.10%, 7/25/2052 (e) (m)	2,000	1,686

Series 2020-K737, Class B, 3.30%, 1/25/2053 (e) (m)	1,000	975

Series 2020-K737, Class C, 3.30%, 1/25/2053 (e) (m)	1,470	1,312

Series 2019-K96, Class B, 3.94%, 8/25/2056 (e) (m)	1,915	1,859

GNMA

Series 2012-44, IO, 0.26%, 3/16/2049 (m)	12,191	75

Series 2015-86, IO, 0.69%, 5/16/2052 (m)	24,337	952

Series 2013-7, IO, 0.36%, 5/16/2053 (m)	64,328	1,197

Series 2012-89, IO, 0.55%, 12/16/2053 (m)	13,254	204

Series 2014-186, IO, 0.73%, 8/16/2054 (m)	19,500	727

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series 2013-178, IO, 0.64%, 6/16/2055 (m)	6,283	163

Series 2015-33, IO, 0.74%, 2/16/2056 (m)	16,856	721

Series 2015-59, IO, 1.00%, 6/16/2056 (m)	5,692	263

Series 2015-172, IO, 0.81%, 3/16/2057 (m)	5,363	234

Series 2016-40, IO, 0.71%, 7/16/2057 (m)	19,087	822

Series 2016-157, IO, 0.95%, 11/16/2057 (m)	21,620	1,417

Series 2016-71, Class QI, IO, 0.97%, 11/16/2057 (m)	115,750	7,043

Series 2016-155, IO, 0.88%, 2/16/2058 (m)	34,252	2,244

Series 2016-151, IO, 1.07%, 6/16/2058 (m)	81,023	5,546

Series 2017-54, IO, 0.64%, 12/16/2058 (m)	15,814	801

Series 2017-86, IO, 0.78%, 5/16/2059 (m)	4,995	281

Series 2017-148, IO, 0.66%, 7/16/2059 (m)	19,519	970

Series 2017-69, IO, 0.81%, 7/16/2059 (m)	2,723	161

Series 2019-53, Class IA, IO, 0.85%, 6/16/2061 (m)	19,844	1,425

Series 2020-28, IO, 0.86%, 11/16/2061 (m)	16,173	1,220

Series 2020-23, IO, 0.79%, 4/16/2062 (m)	25,318	1,848

GRACE Mortgage Trust Series 2014-GRCE, Class F, 3.71%, 6/10/2028 ‡ (e) (m)	4,700	4,661

GS Mortgage Securities Trust

Series 2006-GG8, Class AJ, 5.62%, 11/10/2039	1,769	1,331

Series 2013-GC12, Class E, 3.25%, 6/10/2046 ‡ (e)	800	570

Series 2013-GC12, Class D, 4.59%, 6/10/2046 ‡ (e) (m)	750	607

Series 2013-GC14, Class D, 4.90%, 8/10/2046 ‡ (e) (m)	2,500	1,482

Series 2015-GC34, Class D, 2.98%, 10/10/2048 ‡	1,380	589

Series 2017-GS5, Class D, 3.51%, 3/10/2050 ‡ (e) (m)	2,000	1,376

Hudson Yards Mortgage Trust Series 2019-30HY, Class E, 3.56%, 7/10/2039 ‡ (e) (m)	2,000	1,767

JPMBB Commercial Mortgage Securities Trust Series 2013-C17, Class D, 5.05%, 1/15/2047 ‡ (e) (m)	1,250	986

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	121

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Commercial Mortgage-Backed Securities — continued

United States — continued

KNDL Mortgage Trust Series 2019-KNSQ, Class E, 2.61%, 5/15/2036 ‡ (e) (m)	2,040	1,877

LB Commercial Mortgage Trust Series 2007-C3, Class AJ, 6.11%, 7/15/2044 (m)	339	334

LB-UBS Commercial Mortgage Trust

Series 2006-C6, Class AJ, 5.45%, 9/15/2039 ‡ (m)	4,115	2,405

Series 2007-C6, Class AJ, 6.47%, 7/15/2040 (m)	3,626	3,499

Morgan Stanley Bank of America Merrill Lynch Trust

Series 2012-C5, Class G, 4.50%, 8/15/2045 ‡ (e)	1,500	1,128

Series 2014-C15, Class D, 5.07%, 4/15/2047 ‡ (e) (m)	365	284

Series 2014-C17, Class D, 4.90%, 8/15/2047 ‡ (e) (m)	601	440

Morgan Stanley Capital I Trust

Series 2018-MP, Class D, 4.42%, 7/11/2040 ‡ (e) (m)	730	639

Series 2006-T23, Class D, 6.37%, 8/12/2041 ‡ (e) (m)	1,798	1,811

Series 2007-HQ11, Class B, 5.54%, 2/12/2044 ‡ (m)	61	61

Series 2006-HQ8, Class D, 5.79%, 3/12/2044 ‡ (m)	246	245

Series 2019-L2, Class D, 3.00%, 3/15/2052 ‡ (e)	4,075	2,251

Series 2019-L2, Class E, 3.00%, 3/15/2052 ‡ (e)	2,575	1,200

Multifamily Connecticut Avenue Securities Trust Series 2019-01, Class M7, 2.19%, 10/15/2049 ‡ (e) (m)	582	488

Velocity Commercial Capital Loan Trust

Series 2018-2, Class A, 4.05%, 10/26/2048 (e) (m)	6,149	6,121

Series 2018-2, Class M2, 4.51%, 10/26/2048 ‡ (e) (m)	313	299

Series 2018-2, Class M3, 4.72%, 10/26/2048 ‡ (e) (m)	451	423

Wells Fargo Commercial Mortgage Trust

Series 2019-C50, Class E, 3.00%, 5/15/2052 (e)	2,000	916

Series 2019-C52, Class XA, IO, 1.77%, 8/15/2052 (m)	3,983	398

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

United States — continued

WFRBS Commercial Mortgage Trust Series 2014-C22, Class D, 4.05%, 9/15/2057 ‡ (e) (m)		3,005	2,389

			261,082

Total Commercial Mortgage-Backed Securities (Cost $305,990)			263,680

Convertible Bonds — 1.5%

Australia — 0.0% (a)

DEXUS Finance Pty. Ltd. REIT, 2.30%, 6/19/2026 (b)	AUD	2,900	1,774

Bermuda — 0.0% (a)

Golar LNG Ltd. 2.75%, 2/15/2022		1,886	1,205

China — 0.2%

China Conch Venture Holdings International Ltd. Zero Coupon, 9/5/2023 (b)	HKD	25,000	3,613

CRRC Corp. Ltd. Zero Coupon, 2/5/2021 (b)		2,000	1,930

Harvest International Co. Zero Coupon, 11/21/2022 (b)	HKD	26,000	3,358

Huazhu Group Ltd. 0.38%, 11/1/2022		1,288	1,300

Lenovo Group Ltd. 3.38%, 1/24/2024 (b)		1,270	1,259

Momo, Inc. 1.25%, 7/1/2025		3,345	2,699

Trip.com Group Ltd. 1.99%, 7/1/2025		2,425	2,395

Weibo Corp. 1.25%, 11/15/2022		2,660	2,414

Zhongsheng Group Holdings Ltd. Zero Coupon, 5/23/2023 (b)	HKD	21,000	3,057

			22,025

France — 0.0% (a)

Orpar SA Zero Coupon, 6/20/2024 (b)	EUR	3,400	3,604

Singapore — 0.1%

CapitaLand Ltd.

1.85%, 6/19/2020 (b)	SGD	7,000	4,916

2.95%, 6/20/2022 (b)	SGD	5,000	3,459

			8,375

South Africa — 0.0% (a)

Remgro Jersey GBP Ltd. 2.63%, 3/22/2021 (b)	GBP	2,800	3,504

Spain — 0.0% (a)

Cellnex Telecom SA 0.50%, 7/5/2028 (b)	EUR	3,300	4,450

Switzerland — 0.0% (a)

Glencore Funding LLC Zero Coupon, 3/27/2025 (b)		3,000	2,274

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Convertible Bonds — continued

United Arab Emirates — 0.1%

Borr Drilling Ltd. 3.88%, 5/23/2023 (b)	2,200	220

DP World plc 1.75%, 6/19/2024 (b)	6,400	6,339

		6,559

United Kingdom — 0.1%

Barclays Bank plc

Zero Coupon, 2/4/2025	1,975	2,100

Zero Coupon, 2/18/2025	2,025	2,076

TechnipFMC plc 0.88%, 1/25/2021 (b)	EUR 1,700	1,789

		5,965

United States — 1.0%

Ares Capital Corp.

3.75%, 2/1/2022	4,716	4,523

4.63%, 3/1/2024	2,550	2,379

BlackRock Capital Investment Corp. 5.00%, 6/15/2022	2,580	2,006

BlackRock TCP Capital Corp. 4.63%, 3/1/2022	2,536	2,362

BofA Finance LLC 0.25%, 5/1/2023	2,670	2,603

Colony Capital, Inc.

REIT, 3.88%, 1/15/2021	1,455	1,362

REIT, 5.00%, 4/15/2023	3,721	2,884

DISH Network Corp.

2.38%, 3/15/2024	9,116	7,665

3.38%, 8/15/2026	3,235	2,622

Ensco Jersey Finance Ltd. 3.00%, 1/31/2024	5,700	1,014

Etsy, Inc. 0.13%, 10/1/2026 (e)	3,070	3,111

FireEye, Inc. Series B, 1.63%, 6/1/2035	6,958	6,475

Hercules Capital, Inc. 4.38%, 2/1/2022	3,031	2,836

Liberty Interactive LLC

4.00%, 11/15/2029	6,966	4,685

3.75%, 2/15/2030	320	211

1.75%, 9/30/2046 (e)	2,426	3,564

Live Nation Entertainment, Inc. 2.00%, 2/15/2025 (e)	2,800	2,199

Macquarie Infrastructure Corp. 2.00%, 10/1/2023	4,269	3,415

Meritor, Inc. 3.25%, 10/15/2037	1,220	1,171

MFA Financial, Inc. REIT, 6.25%, 6/15/2024	3,869	2,667

MongoDB, Inc. 0.25%, 1/15/2026 (e)	1,410	1,472

Oasis Petroleum, Inc. 2.63%, 9/15/2023	865	104

Okta, Inc. 0.13%, 9/1/2025 (e)	5,019	5,305

Pluralsight, Inc. 0.38%, 3/1/2024	4,910	4,058

Redwood Trust, Inc. REIT, 4.75%, 8/15/2023	2,632	1,826

RingCentral, Inc. Zero Coupon, 3/1/2025 (e)	2,930	2,826

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

RWT Holdings, Inc. 5.75%, 10/1/2025 (e)	1,340	893

Snap, Inc. 0.75%, 8/1/2026 (e)	1,920	1,989

Spirit Realty Capital, Inc. REIT, 3.75%, 5/15/2021	3,821	3,690

Starwood Property Trust, Inc. REIT, 4.38%, 4/1/2023	3,788	3,277

SunPower Corp. 0.88%, 6/1/2021	3,183	2,714

Supernus Pharmaceuticals, Inc. 0.63%, 4/1/2023	2,705	2,309

TPG Specialty Lending, Inc. 4.50%, 8/1/2022	959	947

Twitter, Inc.

1.00%, 9/15/2021	4,079	3,957

0.25%, 6/15/2024	3,146	2,933

Veeco Instruments, Inc. 2.70%, 1/15/2023	3,193	2,647

VEREIT, Inc. REIT, 3.75%, 12/15/2020	2,552	2,495

Vishay Intertechnology, Inc. 2.25%, 6/15/2025	3,329	3,068

Vonage Holdings Corp. 1.75%, 6/1/2024 (e)	5,210	4,671

Whiting Petroleum Corp. 1.25%, 4/1/2020 (j)	974	88

Zillow Group, Inc. 1.50%, 7/1/2023	3,031	2,832

		113,855

Total Convertible Bonds (Cost $194,178)		173,590

Foreign Government Securities — 1.4%

Angola — 0.0% (a)

Republic of Angola

9.50%, 11/12/2025 (b)	1,570	742

8.00%, 11/26/2029 (e)	1,550	666

9.13%, 11/26/2049 (b)	1,800	769

		2,177

Argentina — 0.0% (a)

Argentine Republic

6.88%, 4/22/2021	580	166

6.88%, 1/26/2027	810	200

5.88%, 1/11/2028	2,958	725

8.28%, 12/31/2033	1,486	522

6.88%, 1/11/2048	1,160	269

7.13%, 6/28/2117	852	198

		2,080

Bahrain — 0.0% (a)

Kingdom of Bahrain

7.00%, 10/12/2028 (b)	1,400	1,390

6.00%, 9/19/2044 (b)	1,850	1,566

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	123

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Foreign Government Securities — continued

Bahrain — continued

7.50%, 9/20/2047 (b)	1,410	1,338

		4,294

Belarus — 0.0% (a)

Republic of Belarus

6.20%, 2/28/2030 (b)	400	359

Brazil — 0.1%

Federative Republic of Brazil

4.25%, 1/7/2025	880	911

4.50%, 5/30/2029	1,130	1,127

8.25%, 1/20/2034	585	715

5.63%, 1/7/2041	1,450	1,444

5.00%, 1/27/2045	1,230	1,145

		5,342

Chile — 0.0% (a)

Republic of Chile

3.86%, 6/21/2047	500	537

3.50%, 1/25/2050	600	612

		1,149

Colombia — 0.1%

Republic of Colombia

4.50%, 1/28/2026	350	359

3.88%, 4/25/2027	690	680

7.38%, 9/18/2037	1,000	1,235

6.13%, 1/18/2041	950	1,059

5.00%, 6/15/2045	1,370	1,377

5.20%, 5/15/2049	670	692

		5,402

Costa Rica — 0.0% (a)

Republic of Costa Rica

4.38%, 4/30/2025 (b)	200	165

7.00%, 4/4/2044 (b)	1,100	839

		1,004

Croatia — 0.0% (a)

Republic of Croatia 6.00%, 1/26/2024 (b)	1,290	1,438

Dominican Republic — 0.1%

Dominican Republic Government Bond

7.50%, 5/6/2021 (b)	347	346

5.88%, 4/18/2024 (b)	760	732

5.50%, 1/27/2025 (b)	510	476

6.88%, 1/29/2026 (b)	600	573

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

Dominican Republic — continued

9.75%, 6/5/2026 (e)	DOP	47,550	721

5.95%, 1/25/2027 (b)		780	702

7.45%, 4/30/2044 (b)		1,580	1,417

6.85%, 1/27/2045 (b)		1,200	1,024

6.50%, 2/15/2048 (b)		1,250	1,021

5.88%, 1/30/2060 (e)		880	691

			7,703

Egypt — 0.1%

Arab Republic of Egypt

7.50%, 1/31/2027 (b)		1,180	1,142

7.60%, 3/1/2029 (e)		1,090	1,034

7.05%, 1/15/2032 (e)		880	778

8.50%, 1/31/2047 (b)		1,049	934

8.70%, 3/1/2049 (e)		1,620	1,450

8.15%, 11/20/2059 (e)		1,050	910

			6,248

El Salvador — 0.1%

Republic of El Salvador

7.75%, 1/24/2023 (b)		1,322	1,137

5.88%, 1/30/2025 (b)		650	520

6.38%, 1/18/2027 (b)		1,250	989

7.65%, 6/15/2035 (b)		700	554

7.12%, 1/20/2050 (b)		2,100	1,585

			4,785

Ethiopia — 0.0% (a)

Federal Democratic Republic of Ethiopia 6.63%, 12/11/2024 (b)		777	669

Gabon — 0.0% (a)

Gabonese Republic

6.38%, 12/12/2024 (b)		646	463

6.95%, 6/16/2025 (b)		300	213

			676

Ghana — 0.0% (a)

Republic of Ghana

7.88%, 3/26/2027 (b)		360	283

7.63%, 5/16/2029 (b)		560	427

10.75%, 10/14/2030 (b)		1,325	1,378

8.63%, 6/16/2049 (b)		840	634

			2,722

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Foreign Government Securities — continued

Guatemala — 0.0% (a)

Republic of Guatemala

4.50%, 5/3/2026 (b)	655	651

6.13%, 6/1/2050 (e) (g)	720	748

		1,399

Honduras — 0.0% (a)

Republic of Honduras 8.75%, 12/16/2020 (b)	1,178	1,160

Hungary — 0.0% (a)

Hungary Government Bond 7.63%, 3/29/2041	952	1,529

Indonesia — 0.0% (a)

Republic of Indonesia

3.50%, 1/11/2028	670	675

6.75%, 1/15/2044 (b)	650	871

		1,546

Iraq — 0.0% (a)

Republic of Iraq 6.75%, 3/9/2023 (b)	950	714

Ivory Coast — 0.0% (a)

Republic of Cote d’Ivoire

5.75%, 12/31/2032 (b) (i)	1,112	971

6.13%, 6/15/2033 (b)	3,430	2,952

		3,923

Jamaica — 0.0% (a)

Jamaica Government Bond

8.00%, 3/15/2039	1,243	1,309

7.88%, 7/28/2045	550	577

		1,886

Kazakhstan — 0.0% (a)

Republic of Kazakhstan 6.50%, 7/21/2045 (b)	560	741

Kenya — 0.0% (a)

Republic of Kenya

6.88%, 6/24/2024 (b)	2,663	2,417

8.00%, 5/22/2032 (e)	1,360	1,227

		3,644

Lebanon — 0.0% (a)

Lebanese Republic

6.38%, 3/9/2020 (j)	3,391	509

6.00%, 1/27/2023 (b) (j)	1,250	197

6.65%, 4/22/2024 (b) (j)	625	98

6.85%, 3/23/2027 (b) (j)	2,639	419

6.65%, 11/3/2028 (b) (j)	2,215	349

7.25%, 3/23/2037 (b) (j)	492	77

		1,649

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Mexico — 0.0% (a)

United Mexican States

5.55%, 1/21/2045	650	677

4.60%, 1/23/2046	610	554

		1,231

Mongolia — 0.0% (a)

State of Mongolia

10.88%, 4/6/2021 (b)	480	471

5.13%, 12/5/2022 (b)	903	800

		1,271

Morocco — 0.0% (a)

Kingdom of Morocco 5.50%, 12/11/2042 (b)	1,000	1,132

Nigeria — 0.0% (a)

Federal Republic of Nigeria

7.63%, 11/21/2025 (b)	1,000	836

6.50%, 11/28/2027 (b)	920	693

6.50%, 11/28/2027 (e)	1,220	919

8.75%, 1/21/2031 (b)	780	624

7.88%, 2/16/2032 (b)	710	539

7.63%, 11/28/2047 (e)	1,290	943

		4,554

Oman — 0.0% (a)

Sultanate of Oman Government Bond

4.75%, 6/15/2026 (b)	1,100	835

5.38%, 3/8/2027 (b)	1,320	1,002

6.00%, 8/1/2029 (b)	1,180	899

6.50%, 3/8/2047 (b)	340	236

6.75%, 1/17/2048 (b)	1,770	1,241

		4,213

Pakistan — 0.0% (a)

Islamic Republic of Pakistan

8.25%, 4/15/2024 (b)	930	876

8.25%, 9/30/2025 (b)	550	507

		1,383

Panama — 0.1%

Republic of Panama

3.75%, 3/16/2025	1,050	1,103

3.88%, 3/17/2028	2,500	2,696

6.70%, 1/26/2036	1,150	1,505

4.50%, 5/15/2047	1,230	1,379

4.50%, 4/1/2056	810	911

3.87%, 7/23/2060	380	395

		7,989

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	125

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Foreign Government Securities — continued

Paraguay — 0.1%

Republic of Paraguay

4.70%, 3/27/2027 (b)		2,020	2,075

6.10%, 8/11/2044 (b)		2,130	2,324

5.60%, 3/13/2048 (b)		350	369

5.40%, 3/30/2050 (e)		950	933

			5,701

Peru — 0.0% (a)

Republic of Peru

4.13%, 8/25/2027		760	855

6.35%, 8/12/2028 (b)	PEN	3,900	1,339

5.63%, 11/18/2050		750	1,115

			3,309

Philippines — 0.0% (a)

Republic of Philippines

10.63%, 3/16/2025		655	897

3.00%, 2/1/2028		1,100	1,158

7.75%, 1/14/2031		270	395

3.70%, 2/2/2042		1,430	1,650

			4,100

Poland — 0.0% (a)

Republic of Poland 3.25%, 4/6/2026		1,580	1,722

Qatar — 0.1%

State of Qatar

3.25%, 6/2/2026 (b)		520	551

4.50%, 4/23/2028 (b)		940	1,076

4.00%, 3/14/2029 (e)		540	601

5.10%, 4/23/2048 (b)		2,270	2,832

5.10%, 4/23/2048 (e)		600	749

4.82%, 3/14/2049 (b)		1,570	1,889

4.82%, 3/14/2049 (e)		430	517

			8,215

Romania — 0.0% (a)

Romania Government Bond

4.38%, 8/22/2023 (b)		1,010	1,050

6.13%, 1/22/2044 (b)		810	964

5.13%, 6/15/2048 (b)		730	771

			2,785

Russia — 0.1%

Russian Federation

4.88%, 9/16/2023 (b)		400	436

12.75%, 6/24/2028 (b)		1,390	2,339

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Russia — continued

5.10%, 3/28/2035 (e)	2,600	3,049

5.88%, 9/16/2043 (b)	3,400	4,467

5.25%, 6/23/2047 (b)	800	993

		11,284

Saudi Arabia — 0.1%

Kingdom of Saudi Arabia

3.25%, 10/26/2026 (b)	1,000	1,031

3.63%, 3/4/2028 (b)	1,980	2,078

4.63%, 10/4/2047 (b)	1,050	1,100

5.00%, 4/17/2049 (b)	650	718

		4,927

Senegal — 0.0% (a)

Republic of Senegal 6.75%, 3/13/2048 (e)	460	383

Serbia — 0.0% (a)

Republic of Serbia 7.25%, 9/28/2021 (b)	1,190	1,241

South Africa — 0.0% (a)

Republic of South Africa

5.88%, 5/30/2022	750	771

4.30%, 10/12/2028	1,700	1,424

6.25%, 3/8/2041	2,500	2,191

		4,386

Sri Lanka — 0.0% (a)

Democratic Socialist Republic of Sri Lanka

6.25%, 10/4/2020 (b)	700	614

6.25%, 7/27/2021 (b)	1,500	1,041

5.88%, 7/25/2022 (b)	710	438

6.13%, 6/3/2025 (b)	200	116

6.85%, 11/3/2025 (b)	996	568

6.75%, 4/18/2028 (b)	1,600	886

7.55%, 3/28/2030 (e)	660	372

		4,035

Tajikistan — 0.0% (a)

Republic of Tajikistan 7.13%, 9/14/2027 (b)	800	507

Turkey — 0.1%

Republic of Turkey

3.25%, 3/23/2023	780	719

5.75%, 3/22/2024	1,390	1,341

5.60%, 11/14/2024	1,200	1,144

4.88%, 10/9/2026	900	792

5.13%, 2/17/2028	940	818

6.00%, 1/14/2041	1,040	833

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Foreign Government Securities — continued

Turkey — continued

4.88%, 4/16/2043	510	371

		6,018

Ukraine — 0.1%

Ukraine Government Bond

7.75%, 9/1/2020 (b)	360	351

7.75%, 9/1/2021 (b)	990	950

7.75%, 9/1/2022 (b)	1,210	1,150

7.75%, 9/1/2023 (b)	1,910	1,810

7.75%, 9/1/2024 (b)	700	661

7.75%, 9/1/2025 (b)	970	906

7.75%, 9/1/2026 (b)	500	464

7.75%, 9/1/2027 (b)	1,080	995

9.75%, 11/1/2028 (b)	840	823

7.38%, 9/25/2032 (b)	1,060	939

		9,049

United Arab Emirates — 0.1%

United Arab Emirates Government Bond

4.13%, 10/11/2047 (b)	4,100	4,614

3.13%, 9/30/2049 (b)	1,430	1,370

		5,984

Uruguay — 0.1%

Oriental Republic of Uruguay

4.38%, 10/27/2027	550	599

7.88%, 1/15/2033	1,060	1,478

7.63%, 3/21/2036	790	1,092

5.10%, 6/18/2050	2,700	3,064

4.98%, 4/20/2055	440	498

		6,731

Zambia — 0.0% (a)

Republic of Zambia 8.97%, 7/30/2027 (b)	1,950	628

Total Foreign Government Securities (Cost $195,258)		167,017

Mortgage-Backed Securities — 0.9%

United States — 0.9%

FHLMC Gold Pools, 15 Year Pool # G18569, 3.00%, 9/1/2030	2,022	2,138

FNMA UMBS, 20 Year

Pool # BM3100, 4.00%, 11/1/2037	4,030	4,363

Pool # CA1231, 3.50%, 2/1/2038	572	612

FNMA UMBS, 30 Year

Pool # AS4085, 4.00%, 12/1/2044	1,276	1,430

Pool # BM1909, 4.00%, 2/1/2045	7,438	8,319

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Pool # AS7542, 3.50%, 7/1/2046	11,206	12,289

Pool # AS8684, 3.50%, 1/1/2047	57	62

Pool # AS9403, 3.50%, 4/1/2047	574	631

Pool # FM1747, 3.50%, 8/1/2047	9,166	10,070

Pool # BM4028, 3.50%, 10/1/2047	3,272	3,559

Pool # BM3141, 3.50%, 11/1/2047	2,698	2,952

Pool # CA0906, 3.50%, 12/1/2047	9,590	10,414

Pool # CA0995, 3.50%, 1/1/2048	5,583	6,061

Pool # MA4018, 2.00%, 5/1/2050	5,700	5,786

FNMA, Other

Pool # AN5676, 3.25%, 6/1/2029	1,678	1,905

Pool # AN6368, 3.09%, 9/1/2029	1,700	1,913

Pool # AN7845, 3.08%, 12/1/2029	6,650	7,498

Pool # AN8281, 3.19%, 2/1/2030	2,560	2,938

Pool # AN8572, 3.55%, 4/1/2030	2,710	3,161

Pool # AN9116, 3.61%, 5/1/2030	1,930	2,261

Pool # AN6122, 3.06%, 8/1/2032	4,820	5,529

Pool # BM3226, 3.44%, 10/1/2032 (m)	2,384	2,632

Pool # AN7633, 3.13%, 12/1/2032	1,870	2,126

Pool # AN8095, 3.24%, 1/1/2033	4,010	4,637

Total Mortgage-Backed Securities (Cost $94,707)		103,286

	SHARES (000)
Preferred Stocks — 0.7%

United States — 0.7%

Allstate Corp. (The), Series H, 5.10%, 10/15/2024 ($25 par value) (q)	49	1,261

Bank of America Corp.,

Series CC, 6.20%, 1/29/2021 ($25 par value) (q)	4	117

Series GG, 6.00%, 5/16/2023 ($25 par value) (q)	154	4,166

Series HH, 5.88%, 7/24/2023 ($25 par value) (q)	109	2,908

Series HH, 5.88%, 7/24/2023 ($25 par value) (q)	12	319

Series KK, 5.38%, 6/25/2024 ($25 par value) (q)	49	1,277

Series LL, 5.00%, 9/17/2024 ($25 par value) (q)	49	1,238

Citigroup, Inc., Series S, 6.30%, 2/12/2021 ($25 par value) (q)	60	1,532

Claire’s Stores, Inc. *‡	3	4,954

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	127

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)	VALUE (000)
Preferred Stocks — continued

United States — continued

Dominion Energy, Inc., Series A, 5.25%, 7/30/2076 ($25 par value)	51	1,304

Energy Transfer Operating LP, Series E, (ICE LIBOR USD 3 Month + 5.16%), 7.60%, 5/15/2024 ($25 par value) (d) (q)	255	5,401

GMAC Capital Trust I, Series 2, (ICE LIBOR USD 3 Month + 5.79%), 7.48%, 2/15/2040 ($25 par value) (d)	12	271

Goldman Sachs Group, Inc. (The), Series J, (ICE LIBOR USD 3 Month + 3.64%), 5.50%, 5/10/2023 ($25 par value) (d) (q)	71	1,780

Goodman Networks, Inc. * ‡	64	1

MetLife, Inc., Series F, 4.75%, 3/15/2025 ($25 par value) (q)	99	2,455

Morgan Stanley,

Series I, (ICE LIBOR USD 3 Month + 3.71%), 6.38%, 10/15/2024 ($25 par value) (d) (q)	197	5,290

Series K, (ICE LIBOR USD 3 Month + 3.49%), 5.85%, 4/15/2027 ($25 par value) (d) (q)	422	11,127

MYT Holding Co., 10.00%, 6/7/2029 (e)	2,731	1,775

NextEra Energy Capital Holdings, Inc., Series N, 5.65%, 3/1/2079 ($25 par value)	115	3,047

Regions Financial Corp., Series C, (ICE LIBOR USD 3 Month + 3.15%), 5.70%, 5/15/2029 ($25 par value) (d) (q)	60	1,601

SCE Trust II, 5.10%, 5/5/2020 ($25 par value) (q)	150	3,501

SCE Trust VI, 5.00%, 6/26/2022 ($25 par value) (q)	312	6,873

Sempra Energy, 5.75%, 7/1/2079 ($25 par value)	18	454

Southern Co. (The), Series 2020, 4.95%, 1/30/2080 ($25 par value)	160	3,947

State Street Corp., Series G, (ICE LIBOR USD 3 Month + 3.71%), 5.35%, 3/15/2026 ($25 par value) (d) (q)	43	1,167

Truist Financial Corp., Series F, 5.20%, 6/1/2020 ($25 par value) (q)	285	7,186

US Bancorp, Series K, 5.50%, 10/15/2023 ($25 par value) (q)	137	3,635

Wells Fargo & Co.,

Series X, 5.50%, 9/15/2021 ($25 par value) (q)	16	415

Series Y, 5.63%, 6/15/2022 ($25 par value) (q)	164	4,288

INVESTMENTS	SHARES (000)	VALUE (000)

United States — continued

Series Z, 4.75%, 3/15/2025 ($25 par value) (q)	277	6,621

Total Preferred Stocks (Cost $86,409)		89,911

	PRINCIPAL AMOUNT (000)

U.S. Treasury Obligations — 0.7%

U.S. Treasury Notes 2.50%, 1/31/2021 (r) (Cost $78,245)	77,486	78,848

	SHARES
Convertible Preferred Stocks — 0.6%

United States — 0.6%

AMG Capital Trust II 5.15%, 10/15/2037 ($50 par value)	86	3,089

Bank of America Corp. Series L, 7.25% ($1,000 par value)	9	12,943

Broadcom, Inc. Series A, 8.00%, 9/30/2022 ($1,000 par value)	4	4,229

Bunge Ltd. 4.88% ($100 par value)	40	3,762

Crown Castle International Corp. Series A, REIT, 6.88%, 8/1/2020 ($1,000 par value)	4	5,423

Dominion Energy, Inc., Series A, 7.25%, 6/1/2022 ($100 par value)	42	4,085

Energizer Holdings, Inc. Series A, 7.50%, 1/15/2022 ($100 par value)	26	2,234

Essential Utilities, Inc. 6.00%, 4/30/2022 ($50 par value)	34	1,954

International Flavors & Fragrances, Inc. 6.00%, 9/15/2021 ($50 par value)	88	4,168

NextEra Energy, Inc. 4.87%, 9/1/2022 ($50 par value)	105	5,026

Sempra Energy Series B, 6.75%, 7/15/2021 ($100 par value)	33	3,368

Stanley Black & Decker, Inc. 5.38%, 5/15/2020 ($100 par value)	39	3,121

Wells Fargo & Co. Series L, 7.50% ($1,000 par value)	10	14,446

Total Convertible Preferred Stocks (Cost $68,490)		67,848

	PRINCIPAL AMOUNT (000)
U.S. Government Agency Securities — 0.0% (a)

Israel — 0.0% (a)

Israel Government AID Bond

4.50%, 1/30/2043	2,773	3,341

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
U.S. Government Agency Securities — continued

Israel — continued

4.13%, 1/17/2048	1,966	2,287

Total U.S. Government Agency Securities (Cost $5,210)		5,628

	NO. OF WARRANTS (000)
Warrants — 0.0% (a)

United States — 0.0% (a)

iHeartMedia Capital I LLC expiring 5/2/2039, price 1.00 USD * ‡ (Cost $1,929)	108	673

	PRINCIPAL AMOUNT (000)
Supranational — 0.0% (a)

Supranational — 0.0% (a)

African Export-Import Bank (The)

4.13%, 6/20/2024 (b) (Cost $590)	600	587

	NO. OF RIGHTS (000)
Rights — 0.0% (a)

United States — 0.0% (a)

Vistra Energy Corp., expiring 12/31/2049 * ‡ (Cost $—)	483	459

	PRINCIPAL AMOUNT (000)
Short-Term Investments — 6.8%

Commercial Paper — 0.0% (a)

Boeing Co. (The)

2.06%, 5/19/2020 (e) (s)	298	298

Natwest Markets Securities, Inc.

1.96%, 7/29/2020(e)(s)	360	358

Total Commercial Paper (Cost $656)		656

	SHARES (000)
Investment Companies — 5.2%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.63% (t) (u)	541,341	541,774

JPMorgan Prime Money Market Fund Class IM Shares, 0.69% (t) (u)	77,944	78,007

Total Investment Companies (Cost $619,324)		619,781

INVESTMENTS	SHARES (000)	VALUE (000)
Investment of Cash Collateral from Securities Loaned — 1.6%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.77% (t) (u)	135,998	136,025

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.23% (t) (u)	47,145	47,145

Total Investment of Cash Collateral from Securities Loaned (Cost $183,139)		183,170

Total Short-Term Investments (Cost $803,119)		803,607

Total Investments—101.0% (Cost $12,385,613)		12,008,418
Liabilities in Excess of Other Assets — (1.0)%		(118,776)

Net Assets — 100.0%		11,889,642

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	129

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

Summary of Investments by Industry, April 30, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Equity Real Estate Investment Trusts (REITs)	6.9%

Collateralized Mortgage Obligations	6.9

Banks	5.9

Diversified Telecommunication Services	4.6

Pharmaceuticals	4.5

Asset-Backed Securities	4.1

Oil, Gas & Consumable Fuels	3.5

Media	3.4

Electric Utilities	3.3

Capital Markets	3.0

Health Care Providers & Services	2.9

Convertible Bonds	2.3

Commercial Mortgage-Backed Securities	2.2

Insurance	2.1

Semiconductors & Semiconductor Equipment	2.1

INDUSTRY	PERCENTAGE

Wireless Telecommunication Services	2.0%

Hotels, Restaurants & Leisure	2.0

IT Services	1.5

Foreign Government Securities	1.4

Chemicals	1.4

Beverages	1.3

Metals & Mining	1.2

Food Products	1.2

Machinery	1.1

Multi-Utilities	1.1

Software	1.0

Specialty Retail	1.0

Technology Hardware, Storage & Peripherals	1.0

Others (each less than 1.0%)	18.4

Short-Term Investments	6.7

Abbreviations

ABS	Asset-backed securities
ACES	Alternative Credit Enhancement Securities
ADR	American Depositary Receipt
AUD	Australian Dollar
CIFC	Commercial Industrial Finance Corp.
CJSC	Closed Joint Stock Company
CLO	Collateralized Loan Obligations
CSMC	Credit Suisse Mortgage Trust
CVA	Dutch Certification
DOP	Dominican Republic Peso
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GDR	Global Depositary Receipt
GMAC	General Motors Acceptance Corp.
GNMA	Government National Mortgage Association
HB	High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.
HKD	Hong Kong Dollar
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of April 30, 2020. The rate may be subject to a cap and floor.

IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
OYJ	Public Limited Company
PEN	Peruvian Nuevo Sol
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
RTS	Russian Trading System
SCA	Limited partnership with share capital
SDR	Swedish Depositary Receipt
SGD	Singapore Dollar
SGPS	Holding company
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN FUNDS	APRIL 30, 2020

(a)	Amount rounds to less than 0.1% of net assets.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of April 30, 2020.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of April 30, 2020.
(e)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(f)	Security is an interest bearing note with preferred security characteristics.
(g)	The security or a portion of this security is on loan at April 30, 2020. The total value of securities on loan at April 30, 2020 is approximately $176,029,000.
(h)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(i)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of April 30, 2020.

(j)	Defaulted security.
(k)	Amount rounds to less than one thousand.
(l)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(m)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of April 30, 2020.
(n)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(o)	All or a portion of this security is unsettled as of April 30, 2020. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(p)	Fund is subject to legal or contractual restrictions on the resale of the security.
(q)	The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is in effect as of April 30, 2020.
(r)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(s)	The rate shown is the effective yield as of April 30, 2020.
(t)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(u)	The rate shown is the current yield as of April 30, 2020.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of April 30, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts

EURO STOXX 50 Index	142	06/2020	EUR	4,485	49

FTSE 100 Index	19	06/2020	GBP	1,403	15

U.S. Treasury 10 Year Note	10,540	06/2020	USD	1,463,743	59,740

U.S. Treasury Long Bond	1,487	06/2020	USD	268,357	(148)

					59,656

Short Contracts

EURO STOXX 50 Index	(3,520)	06/2020	EUR	(111,170)	(16,292)

Foreign Exchange GBP/USD	(3,336)	06/2020	USD	(262,606)	6,659

					(9,633)

					50,023

Abbreviations

EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	131

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2020 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
ASSETS:
Investments in non-affiliates, at value	$3,169,599		$11,205,467
Investments in affiliates, at value	202,721		619,781
Investment of cash collateral received from securities loaned, at value (See Note 2.F.)	109,995		183,170
Options purchased, at value	230		—
Cash	8,396		3,513
Foreign currency, at value	27,293		6,312
Deposits at broker for futures contracts	3,882		784
Deposits at broker for securities sold short	16,834		—
Receivables:
Due from custodian	4,810		—
Investment securities sold	40,102		64,814
Fund shares sold	4,384		11,112
Interest and dividends from non-affiliates	12,297		86,207
Dividends from affiliates	130		348
Tax reclaims	2,371		9,387
Securities lending income (See Note 2.F.)	47		153
Variation margin on futures contracts	2,935		—
Unrealized appreciation on forward foreign currency exchange contracts	4,191		—
Outstanding OTC swap contracts, at value	1,377		—

Total Assets	3,611,594		12,191,048

LIABILITIES:
Payables:
Securities sold short, at value	16,395		—
Investment securities purchased	78,063		85,172
Investment securities purchased — delayed delivery securities	190		3,037
Interest expense to non-affiliates on securities sold short	5		—
Collateral received on securities loaned (See Note 2.F.)	109,995		183,170
Fund shares redeemed	11,470		17,678
Variation margin on futures contracts	—		3,412
Unrealized depreciation on forward foreign currency exchange contracts	7,064		—
Unrealized depreciation on unfunded commitments	—		4
Outstanding options written, at fair value	133		—
Accrued liabilities:
Investment advisory fees	1,410		3,894
Administration fees	189		660
Distribution fees	358		2,629
Service fees	297		339
Custodian and accounting fees	287		650
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)
Deferred foreign capital gains tax	27		—
Other	346		761

Total Liabilities	226,229		301,406

Net Assets	$3,385,365		$11,889,642

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. MORGAN FUNDS	APRIL 30, 2020

	JPMorgan Global Allocation Fund	JPMorgan Income Builder Fund
NET ASSETS:
Paid-in-Capital	$3,458,215	$12,507,682
Total distributable earnings (loss)	(72,850)	(618,040)

Total Net Assets	$3,385,365	$11,889,642

Net Assets:
Class A	$416,024	$3,461,886
Class C	457,627	3,183,872
Class I	1,981,595	4,844,847
Class R2	5,603	—
Class R3	57	—
Class R4	791	—
Class R5	20	—
Class R6	523,648	399,037

Total	$3,385,365	$11,889,642

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	24,043	361,484
Class C	26,840	333,404
Class I	113,947	505,142
Class R2	325	—
Class R3	3	—
Class R4	46	—
Class R5	1	—
Class R6	30,123	41,600

Net Asset Value (a):
Class A — Redemption price per share	$17.30	$9.58
Class C — Offering price per share (b)	17.05	9.55
Class I — Offering and redemption price per share	17.39	9.59
Class R2 — Offering and redemption price per share	17.22	—
Class R3 — Offering and redemption price per share	17.37	—
Class R4 — Offering and redemption price per share	17.30	—
Class R5 — Offering and redemption price per share	17.39	—
Class R6 — Offering and redemption price per share	17.38	9.59
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.12	$10.03

Cost of investments in non-affiliates	$3,083,400	$11,583,150
Cost of investments in affiliates	202,629	619,324
Cost of options purchased	4,567	—
Cost of foreign currency	27,201	6,106
Investment securities on loan, at value (See Note 2.F.)	101,292	176,029
Cost of investment of cash collateral (See Note 2.F.)	109,976	183,139
Proceeds from securities sold short	16,310	—
Premiums received from options written	264	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	133

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2020 (Unaudited)

(Amounts in thousands)

	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$26,476		$204,098
Interest income from affiliates	—		2
Interest income from non-affiliates on securities sold short	56		—
Dividend income from non-affiliates	18,007		82,011
Dividend income from affiliates	1,957		3,653
Income from securities lending (net) (See Note 2.F.)	139		677
Foreign taxes withheld (net)	(900)		(3,473)

Total investment income	45,735		286,968

EXPENSES:
Investment advisory fees	10,038		27,773
Administration fees	1,369		4,513
Distribution fees:
Class A	559		4,656
Class C	1,901		13,534
Class R2	14		—
Class R3	—	(a)	—
Service fees:
Class A	559		4,656
Class C	634		4,512
Class I	2,684		6,863
Class R2	7		—
Class R3	—	(a)	—
Class R4	1		—
Class R5	—	(a)	—
Custodian and accounting fees	424		878
Interest expense to affiliates	12		10
Professional fees	92		157
Collateral management fees	4		—
Trustees’ and Chief Compliance Officer’s fees	19		38
Printing and mailing costs	101		404
Registration and filing fees	144		143
Transfer agency fees (See Note 2.L.)	44		146
Dividend expense to non-affiliates on securities sold short	206		—
Other	66		100

Total expenses	18,878		68,383

Less fees waived	(2,516)		(14,182)
Less expense reimbursements	—	(a)	(623)

Net expenses	16,362		53,578

Net investment income (loss)	$29,373		$233,390

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. MORGAN FUNDS	APRIL 30, 2020

	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(45,971	)(a)	$(245,355)
Investments in affiliates	(96)		(138)
Options purchased	3,034		—
Futures contracts	(54,642)		11,997
Securities sold short	1,285		—
Foreign currency transactions	(2,289)		(2,297)
Forward foreign currency exchange contracts	13,670		—
Options written	236		—
Swaps	(2,033)		—
Unfunded commitments	—		—	(b)

Net realized gain (loss)	(86,806)		(235,793)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(241,108	)(c)	(1,331,807	)(d)
Investments in affiliates	80		418
Options purchased	(9,519)		—
Futures contracts	38,083		80,951
Securities sold short	(193)		—
Foreign currency translations	728		(68)
Forward foreign currency exchange contracts	3,015		—
Options written	135		—
Swaps	272		—
Unfunded commitments	18		27

Change in net unrealized appreciation/depreciation	(208,489)		(1,250,479)

Net realized/unrealized gains (losses)	(295,295)		(1,486,272)

Change in net assets resulting from operations	$(265,922)		$(1,252,882)

(a)	Net of foreign capital gains tax of approximately $(12,000) for JPMorgan Global Allocation Fund.
(b)	Amount rounds to less than one thousand.
(c)	Net of change in foreign capital gains tax of approximately $6,000 for JPMorgan Global Allocation Fund.
(d)	Net of change in foreign capital gains tax of approximately $632,000 for JPMorgan Income Builder Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	135

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$29,373	$74,010	$233,390	$483,657
Net realized gain (loss)	(86,806)	(13,419)	(235,793)	5,385
Change in net unrealized appreciation/depreciation	(208,489)	245,135	(1,250,479)	721,644

Change in net assets resulting from operations	(265,922)	305,726	(1,252,882)	1,210,686

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(6,887)	(9,986)	(79,787)	(130,780)
Class C	(6,657)	(11,406)	(68,130)	(136,430)
Class I	(35,483)	(56,951)	(120,992)	(208,281)
Class R2	(76)	(103)	—	—
Class R3	(1)	(1)	—	—
Class R4	(14)	(6)	—	—
Class R5	— (a)	(1)	—	—
Class R6	(9,261)	(14,152)	(9,145)	(11,756)

Total distributions to shareholders	(58,379)	(92,606)	(278,054)	(487,247)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	34,853	(96,230)	(99,567)	636,913

NET ASSETS:
Change in net assets	(289,448)	116,890	(1,630,503)	1,360,352
Beginning of period	3,674,813	3,557,923	13,520,145	12,159,793

End of period	$3,385,365	$3,674,813	$11,889,642	$13,520,145

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. MORGAN FUNDS	APRIL 30, 2020

	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$103,816	$217,930	$808,957	$1,647,527
Distributions reinvested	6,379	9,209	76,921	126,307
Cost of shares redeemed	(98,273)	(152,045)	(664,641)	(1,668,716)

Change in net assets resulting from Class A capital transactions	$11,922	$75,094	$221,237	$105,118

Class C
Proceeds from shares issued	$33,184	$97,211	$195,119	$433,833
Distributions reinvested	5,634	9,866	60,292	121,362
Cost of shares redeemed	(64,442)	(124,058)	(478,275)	(1,084,073)

Change in net assets resulting from Class C capital transactions	$(25,624)	$(16,981)	$(222,864)	$(528,878)

Class I
Proceeds from shares issued	$404,042	$892,758	$677,318	$2,066,543
Distributions reinvested	28,332	45,377	106,998	182,360
Cost of shares redeemed	(426,590)	(751,445)	(976,498)	(1,314,086)

Change in net assets resulting from Class I capital transactions	$5,784	$186,690	$(192,182)	$934,817

Class R2
Proceeds from shares issued	$998	$2,438	$—	$—
Distributions reinvested	76	103	—	—
Cost of shares redeemed	(352)	(1,073)	—	—

Change in net assets resulting from Class R2 capital transactions	$722	$1,468	$—	$—

Class R3
Proceeds from shares issued	$12	$29	$—	$—
Distributions reinvested	1	1	—	—
Cost of shares redeemed	— (a)	—	—	—

Change in net assets resulting from Class R3 capital transactions	$13	$30	$—	$—

Class R4
Proceeds from shares issued	$286	$653	$—	$—
Distributions reinvested	14	6	—	—
Cost of shares redeemed	(70)	(64)	—	—

Change in net assets resulting from Class R4 capital transactions	$230	$595	$—	$—

Class R5
Proceeds from shares issued	$— (a)	$—	$—	$—
Distributions reinvested	— (a)	— (a)	—	—
Cost of shares redeemed	— (a)	—	—	—

Change in net assets resulting from Class R5 capital transactions	$— (a)	$— (a)	$—	$—

Class R6
Proceeds from shares issued	$46,954	$102,415	$124,273	$161,099
Distributions reinvested	9,090	14,078	9,139	11,748
Cost of shares redeemed	(14,238)	(459,619)	(39,170)	(46,991)

Change in net assets resulting from Class R6 capital transactions	$41,806	$(343,126)	$94,242	$125,856

Total change in net assets resulting from capital transactions	$34,853	$(96,230)	$(99,567)	$636,913

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	137

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Global Allocation Fund			JPMorgan Income Builder Fund
	Six Months Ended April 30, 2020 (Unaudited)		Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
SHARE TRANSACTIONS:
Class A
Issued	5,636		12,001	76,779	157,460
Reinvested	338		517	7,504	12,156
Redeemed	(5,511)		(8,386)	(65,697)	(161,130)

Change in Class A Shares	463		4,132	18,586	8,486

Class C
Issued	1,828		5,479	18,570	41,729
Reinvested	298		566	5,889	11,724
Redeemed	(3,672)		(6,953)	(47,568)	(104,351)

Change in Class C Shares	(1,546)		(908)	(23,109)	(50,898)

Class I
Issued	21,840		49,612	65,078	199,051
Reinvested	1,502		2,537	10,406	17,480
Redeemed	(24,142)		(41,703)	(98,274)	(126,882)

Change in Class I Shares	(800)		10,446	(22,790)	89,649

Class R2
Issued	53		133	—	—
Reinvested	4		6	—	—
Redeemed	(20)		(59)	—	—

Change in Class R2 Shares	37		80	—	—

Class R3
Issued	—	(a)	2	—	—
Reinvested	—	(a)	— (a)	—	—
Redeemed	—	(a)	—	—	—

Change in Class R3 Shares	—	(a)	2	—	—

Class R4
Issued	16		35	—	—
Reinvested	1		— (a)	—	—
Redeemed	(4)		(3)	—	—

Change in Class R4 Shares	13		32	—	—

Class R5
Issued	—	(a)	—	—	—
Reinvested	—	(a)	— (a)	—	—
Redeemed	—	(a)	—	—	—

Change in Class R5 Shares	—	(a)	— (a)	—	—

Class R6
Issued	2,488		5,601	11,635	15,445
Reinvested	483		787	893	1,125
Redeemed	(784)		(25,785)	(3,951)	(4,513)

Change in Class R6 Shares	2,187		(19,397)	8,577	12,057

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. MORGAN FUNDS	APRIL 30, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2020	J.P. MORGAN FUNDS	139

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
	Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Global Allocation Fund
Class A
Six Months Ended April 30, 2020 (Unaudited)	$18.82	$0.14	$(1.38)	$(1.24)	$(0.28)	$—	$(0.28)
Year Ended October 31, 2019	17.71	0.36	1.22	1.58	(0.47)	—	(0.47)
Year Ended October 31, 2018	18.63	0.31	(0.63)	(0.32)	(0.31)	(0.29)	(0.60)
Year Ended October 31, 2017	16.38	0.34	2.23	2.57	(0.32)	—	(0.32)
Year Ended October 31, 2016	16.47	0.34	(0.10)	0.24	(0.31)	(0.02)	(0.33)
Year Ended October 31, 2015	17.15	0.23	(0.01)	0.22	(0.34)	(0.56)	(0.90)

Class C
Six Months Ended April 30, 2020 (Unaudited)	18.54	0.09	(1.34)	(1.25)	(0.24)	—	(0.24)
Year Ended October 31, 2019	17.47	0.27	1.19	1.46	(0.39)	—	(0.39)
Year Ended October 31, 2018	18.39	0.22	(0.63)	(0.41)	(0.22)	(0.29)	(0.51)
Year Ended October 31, 2017	16.20	0.25	2.20	2.45	(0.26)	—	(0.26)
Year Ended October 31, 2016	16.30	0.26	(0.10)	0.16	(0.24)	(0.02)	(0.26)
Year Ended October 31, 2015	17.04	0.15	(0.02)	0.13	(0.31)	(0.56)	(0.87)

Class I
Six Months Ended April 30, 2020 (Unaudited)	18.91	0.16	(1.37)	(1.21)	(0.31)	—	(0.31)
Year Ended October 31, 2019	17.79	0.41	1.22	1.63	(0.51)	—	(0.51)
Year Ended October 31, 2018	18.71	0.37	(0.65)	(0.28)	(0.35)	(0.29)	(0.64)
Year Ended October 31, 2017	16.45	0.38	2.23	2.61	(0.35)	—	(0.35)
Year Ended October 31, 2016	16.53	0.39	(0.10)	0.29	(0.35)	(0.02)	(0.37)
Year Ended October 31, 2015	17.19	0.27	(0.01)	0.26	(0.36)	(0.56)	(0.92)

Class R2
Six Months Ended April 30, 2020 (Unaudited)	18.73	0.10	(1.36)	(1.26)	(0.25)	—	(0.25)
Year Ended October 31, 2019	17.64	0.30	1.20	1.50	(0.41)	—	(0.41)
Year Ended October 31, 2018	18.57	0.25	(0.62)	(0.37)	(0.27)	(0.29)	(0.56)
Year Ended October 31, 2017	16.36	0.28	2.22	2.50	(0.29)	—	(0.29)
Year Ended October 31, 2016	16.44	0.31	(0.10)	0.21	(0.27)	(0.02)	(0.29)
Year Ended October 31, 2015	17.13	0.19	(0.01)	0.18	(0.31)	(0.56)	(0.87)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(h)

Commencing on October 31, 2017, the Fund presents portfolio turnover in two ways, one including securities sold short and the other excluding securities sold short. For periods prior to October 31, 2016, the Fund did not transact in securities sold short.

(i)

The net expenses and expenses without waivers (excluding dividend expense for securities sold short) for Class A are 1.02% and 1.18% for the six months ended April 30, 2020, 1.02% and 1.23% for the year ended October 31, 2019, 1.02% and 1.24% for the year ended October 31, 2018, 1.02% and 1.27% for the year ended October 31, 2017, Class C are 1.52% and 1.68% for the six months ended April 30, 2020, 1.52% and 1.73% for the year ended October 31, 2019, 1.52% and 1.74% for the year ended October 31, 2018, 1.52% and 1.77% for the year ended October 31, 2017, Class I are 0.77% and 0.92% for the six months ended April 30, 2020, 0.77% and 0.97% for the year ended October 31, 2019, 0.78% and 0.99% for the year ended October 31, 2018, 0.77% and 1.00% for the year ended October 31, 2017, Class R2 are 1.39% and 1.46% for the six months ended April 30, 2020, 1.39% and 1.53% for the year ended October 31, 2019, 1.35% and 1.52% for the year ended October 31, 2018, 1.27% and 1.60% for the year ended October 31, 2017, Class R3 are 1.14% and 1.23% for the six months ended April 30, 2020, 1.14% and 1.41% for the year ended October 31, 2019, 1.19% and 1.34% for the period ended October 31, 2018, Class R4 are 0.89% and 0.94% for the six months ended April 30, 2020, 0.89% and 0.99% for the year ended October 31, 2019, 0.94% and 1.09% for the period ended October 31, 2018, Class R5 are 0.74% and 0.88% for the six months ended April 30, 2020, 0.75% and 0.97% for the year ended October 31, 2019, 0.69% and 0.84% for the period ended October 31, 2018 and Class R6 are 0.64% and 0.67% for the six months ended April 30, 2020, 0.64% and 0.72% for the year ended October 31, 2019, 0.64% and 0.74% for the period ended October 31, 2018, respectively.

(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. MORGAN FUNDS	APRIL 30, 2020

		Ratios/Supplemental data
					Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (including dividend expense for securities sold short) (f)(g)		Net investment income (loss) (b)	Expenses without waivers and reimbursements (including dividend expense for securities sold short) (f)		Portfolio turnover rate (excluding securities sold short) (d)(h)	Portfolio turnover rate (including securities sold short) (d)(h)

$17.30	(6.69)%	$416,024	1.03	%(i)	1.48%	1.19	%(i)	54%	59%
18.82	9.08	443,776	1.05	(i)	2.00	1.26	(i)	111	139
17.71	(1.81)	344,414	1.06	(i)	1.67	1.28	(i)	108	131
18.63	15.88	305,300	1.04	(i)	1.96	1.29	(i)	83	95
16.38	1.50	289,961	1.02		2.12	1.32		64	—
16.47	1.38	211,120	1.02		1.40	1.43		44	—

17.05	(6.88)	457,627	1.53	(i)	0.98	1.69	(i)	54	59
18.54	8.54	526,390	1.55	(i)	1.49	1.76	(i)	111	139
17.47	(2.32)	511,863	1.56	(i)	1.18	1.78	(i)	108	131
18.39	15.29	406,887	1.54	(i)	1.45	1.79	(i)	83	95
16.20	1.03	357,682	1.52		1.63	1.82		64	—
16.30	0.84	198,888	1.51		0.90	1.92		44	—

17.39	(6.53)	1,981,595	0.78	(i)	1.73	0.93	(i)	54	59
18.91	9.36	2,170,359	0.80	(i)	2.25	1.00	(i)	111	139
17.79	(1.58)	1,855,964	0.82	(i)	1.95	1.03	(i)	108	131
18.71	16.12	1,611,736	0.79	(i)	2.14	1.02	(i)	83	95
16.45	1.79	782,381	0.77		2.39	1.04		64	—
16.53	1.62	364,206	0.77		1.61	1.19		44	—

17.22	(6.84)	5,603	1.40	(i)	1.12	1.47	(i)	54	59
18.73	8.69	5,394	1.42	(i)	1.64	1.56	(i)	111	139
17.64	(2.09)	3,658	1.39	(i)	1.35	1.56	(i)	108	131
18.57	15.50	2,441	1.29	(i)	1.58	1.62	(i)	83	95
16.36	1.30	758	1.27		1.93	1.75		64	—
16.44	1.14	203	1.27		1.17	1.77		44	—

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	141

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
	Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Global Allocation Fund (continued)
Class R3
Six Months Ended April 30, 2020 (Unaudited)	18.90	0.12	(1.37)	(1.25)	(0.28)	—	(0.28)
Year Ended October 31, 2019	17.79	0.34	1.22	1.56	(0.45)	—	(0.45)
October 1, 2018 (j) through October 31, 2018	18.65	0.02	(0.88)	(0.86)	—	—	—

Class R4
Six Months Ended April 30, 2020 (Unaudited)	18.81	0.15	(1.36)	(1.21)	(0.30)	—	(0.30)
Year Ended October 31, 2019	17.71	0.42	1.17	1.59	(0.49)	—	(0.49)
October 1, 2018 (j) through October 31, 2018	18.56	0.02	(0.87)	(0.85)	—	—	—

Class R5
Six Months Ended April 30, 2020 (Unaudited)	18.92	0.16	(1.38)	(1.22)	(0.31)	—	(0.31)
Year Ended October 31, 2019	17.80	0.42	1.22	1.64	(0.52)	—	(0.52)
October 1, 2018 (j) through October 31, 2018	18.65	0.02	(0.87)	(0.85)	—	—	—

Class R6
Six Months Ended April 30, 2020 (Unaudited)	18.91	0.17	(1.38)	(1.21)	(0.32)	—	(0.32)
Year Ended October 31, 2019	17.79	0.43	1.22	1.65	(0.53)	—	(0.53)
November 1, 2017 (j) through October 31, 2018	18.74	0.37	(0.65)	(0.28)	(0.38)	(0.29)	(0.67)

SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. MORGAN FUNDS	APRIL 30, 2020

		Ratios/Supplemental data
					Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (including dividend expense for securities sold short) (f)(g)		Net investment income (loss) (b)	Expenses without waivers and reimbursements (including dividend expense for securities sold short) (f)		Portfolio turnover rate (excluding securities sold short) (d)(h)	Portfolio turnover rate (including securities sold short) (d)(h)

17.37	(6.76)	57	1.15	(i)	1.36	1.24	(i)	54	59
18.90	8.97	50	1.17	(i)	1.83	1.44	(i)	111	139
17.79	(4.61)	19	1.23	(i)	1.08	1.38	(i)	108	131

17.30	(6.56)	791	0.90	(i)	1.60	0.95	(i)	54	59
18.81	9.20	631	0.92	(i)	2.29	1.02	(i)	111	139
17.71	(4.58)	19	0.98	(i)	1.33	1.13	(i)	108	131

17.39	(6.57)	20	0.75	(i)	1.76	0.89	(i)	54	59
18.92	9.39	21	0.78	(i)	2.27	1.00	(i)	111	139
17.80	(4.56)	19	0.73	(i)	1.58	0.88	(i)	108	131

17.38	(6.52)	523,648	0.65	(i)	1.86	0.68	(i)	54	59
18.91	9.50	528,192	0.67	(i)	2.35	0.75	(i)	111	139
17.79	(1.58)	841,967	0.68	(i)	2.02	0.78	(i)	108	131

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	143

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
	Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
JPMorgan Income Builder Fund
Class A
Six Months Ended April 30, 2020 (Unaudited)	$10.73	$0.19	$(1.11)	$(0.92)	$(0.21)	$(0.02)	$—	$(0.23)
Year Ended October 31, 2019	10.13	0.41	0.60	1.01	(0.41)	—	—	(0.41)
Year Ended October 31, 2018	10.62	0.42	(0.48)	(0.06)	(0.43)	—	—	(0.43)
Year Ended October 31, 2017	9.95	0.41	0.67	1.08	(0.41)	—	—	(0.41)
Year Ended October 31, 2016	9.96	0.42	(0.01)	0.41	(0.42)	—	—	(0.42)
Year Ended October 31, 2015	10.41	0.41	(0.41)	— (f)	(0.41)	(0.02)	(0.02)	(0.45)

Class C
Six Months Ended April 30, 2020 (Unaudited)	10.70	0.16	(1.11)	(0.95)	(0.18)	(0.02)	—	(0.20)
Year Ended October 31, 2019	10.10	0.36	0.60	0.96	(0.36)	—	—	(0.36)
Year Ended October 31, 2018	10.59	0.37	(0.49)	(0.12)	(0.37)	—	—	(0.37)
Year Ended October 31, 2017	9.92	0.36	0.67	1.03	(0.36)	—	—	(0.36)
Year Ended October 31, 2016	9.93	0.37	(0.01)	0.36	(0.37)	—	—	(0.37)
Year Ended October 31, 2015	10.38	0.35	(0.40)	(0.05)	(0.36)	(0.02)	(0.02)	(0.40)

Class I
Six Months Ended April 30, 2020 (Unaudited)	10.74	0.19	(1.11)	(0.92)	(0.21)	(0.02)	—	(0.23)
Year Ended October 31, 2019	10.14	0.43	0.60	1.03	(0.43)	—	—	(0.43)
Year Ended October 31, 2018	10.63	0.44	(0.49)	(0.05)	(0.44)	—	—	(0.44)
Year Ended October 31, 2017	9.96	0.43	0.67	1.10	(0.43)	—	—	(0.43)
Year Ended October 31, 2016	9.97	0.43	(0.01)	0.42	(0.43)	—	—	(0.43)
Year Ended October 31, 2015	10.42	0.42	(0.40)	0.02	(0.43)	(0.02)	(0.02)	(0.47)

Class R6
Six Months Ended April 30, 2020 (Unaudited)	10.74	0.20	(1.11)	(0.91)	(0.22)	(0.02)	—	(0.24)
Year Ended October 31, 2019	10.14	0.43	0.61	1.04	(0.44)	—	—	(0.44)
November 1, 2017 (g) through October 31, 2018	10.64	0.46	(0.51)	(0.05)	(0.45)	—	—	(0.45)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. MORGAN FUNDS	APRIL 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$9.58	(8.77)%	$3,461,886	0.74%	3.61%	1.02%	35%
10.73	10.20	3,678,891	0.74	3.90	1.05	48
10.13	(0.67)	3,386,949	0.75	4.02	1.07	59
10.62	11.11	3,731,312	0.75	4.02	1.08	52
9.95	4.23	3,991,877	0.75	4.25	1.10	52
9.96	(0.03)	4,262,148	0.75	3.97	1.11	48

9.55	(9.02)	3,183,872	1.25	3.10	1.52	35
10.70	9.67	3,814,158	1.24	3.43	1.55	48
10.10	(1.17)	4,114,927	1.25	3.52	1.57	59
10.59	10.58	4,609,784	1.25	3.53	1.59	52
9.92	3.70	4,968,359	1.25	3.76	1.61	52
9.93	(0.53)	5,120,797	1.25	3.47	1.63	48

9.59	(8.69)	4,844,847	0.59	3.75	0.77	35
10.74	10.35	5,672,266	0.59	4.08	0.80	48
10.14	(0.52)	4,445,260	0.60	4.17	0.81	59
10.63	11.26	4,448,619	0.60	4.15	0.83	52
9.96	4.36	3,198,358	0.60	4.39	0.86	52
9.97	0.12	3,138,405	0.60	4.12	0.87	48

9.59	(8.66)	399,037	0.51	3.87	0.52	35
10.74	10.44	354,830	0.51	4.15	0.55	48
10.14	(0.51)	212,657	0.50	4.37	0.57	59

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	145

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (each a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Global Allocation Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5, Class R6 and Class T(1)	Diversified
JPMorgan Income Builder Fund	Class A, Class C, Class I, Class R6 and Class T(1)	Diversified

(1)	Class T Shares had no assets from the close of business on June 5, 2018 and are not offered to the public.

The investment objective of JPMorgan Global Allocation Fund (“Global Allocation Fund”) is to seek to maximize long-term total return.

The investment objective of JPMorgan Income Builder Fund (“Income Builder Fund”) is to seek to maximize income while maintaining prospects for capital appreciation.

Class A and Class T Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

146	J.P. MORGAN FUNDS	APRIL 30, 2020

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with foreign equity reference obligations, are valued by applying international fair value factors provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value Level 3 securities held by the Funds at April 30, 2020.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Global Allocation Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities
Cayman Islands	$—	$—	$5,136	$5,136
United States	—	105,165	41,817	146,982

Total Asset-Backed Securities	—	105,165	46,953	152,118

Collateralized Mortgage Obligations
Bermuda	—	—	2,409	2,409
United States	—	111,581	34,265	145,846

Total Collateralized Mortgage Obligations	—	111,581	36,674	148,255

Commercial Mortgage-Backed Securities
Cayman Islands	—	—	1,764	1,764
United States	—	85,412	55,065	140,477

Total Commercial Mortgage-Backed Securities	—	85,412	56,829	142,241

Common Stocks
Australia	—	31,552	19	31,571
Austria	—	4,589	—	4,589
Belgium	—	7,373	—	7,373
Brazil	10,127	—	—	10,127
Canada	17,588	—	—	17,588
Chile	—	97	—	97
China	29,917	53,610	—	83,527
Colombia	—	66	—	66
Denmark	—	18,086	—	18,086
Finland	—	7,610	—	7,610
France	—	72,468	—	72,468
Germany	561	63,670	—	64,231

APRIL 30, 2020	J.P. MORGAN FUNDS	147

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

Global Allocation Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Hong Kong	$83	$20,704	$—		$20,787
Hungary	—	936	—		936
India	12,305	—	—		12,305
Indonesia	—	6,194	—		6,194
Ireland	1,155	1,106	—		2,261
Israel	771	1,011	—		1,782
Italy	—	9,723	—		9,723
Japan	—	102,360	—		102,360
Luxembourg	—	479	—		479
Macau	—	1,724	—		1,724
Mexico	5,165	—	—		5,165
Netherlands	5,767	25,551	—		31,318
New Zealand	—	945	—		945
Norway	—	3,253	—		3,253
Peru	3,814	—	—		3,814
Poland	—	2,336	—		2,336
Portugal	—	517	—		517
Russia	2,790	6,289	—		9,079
Singapore	—	3,649	—		3,649
South Africa	1,541	5,452	—		6,993
South Korea	—	29,848	—		29,848
Spain	—	11,463	—		11,463
Sweden	—	16,788	—		16,788
Switzerland	700	86,265	—		86,965
Taiwan	22,982	9,941	—		32,923
Thailand	—	3,699	—		3,699
Turkey	—	979	—		979
United Arab Emirates	—	—	—	(a)	—	(a)
United Kingdom	3,363	87,748	—		91,111
United States	746,478	3,826	205		750,509

Total Common Stocks	865,107	701,907	224		1,567,238

Convertible Bonds	—	118	—		118
Corporate Bonds
Australia	—	1,257	—		1,257
Belgium	—	6,212	—		6,212
Canada	—	13,155	—		13,155
Cayman Islands	—	148	—		148
China	—	4,455	—		4,455
Denmark	—	2,097	—		2,097
Ecuador	—	119	—		119
France	—	19,284	—		19,284
Germany	—	8,695	—		8,695
Ireland	—	2,023	—		2,023
Italy	—	2,458	—		2,458
Japan	—	19,608	—		19,608
Luxembourg	—	3,902	—		3,902
Netherlands	—	12,100	—		12,100
Norway	—	786	—		786
Singapore	—	9,310	—		9,310
South Korea	—	6,079	—		6,079
Spain	—	4,054	—		4,054
Switzerland	—	11,685	—		11,685
United Arab Emirates	—	125	—		125
United Kingdom	—	30,966	—		30,966

148	J.P. MORGAN FUNDS	APRIL 30, 2020

Global Allocation Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
United States	$—	$440,363	$1	$440,364
Venezuela, Bolivarian Republic of	—	18	—	18

Total Corporate Bonds	—	598,899	1	598,900

Exchange-Traded Funds	8,660	—	—	8,660
Foreign Government Securities	—	437,852	—	437,852
Loan Assignments
Canada	—	464	—	464
United States	—	9,209	816	10,025

Total Loan Assignments	—	9,673	816	10,489

Options Purchased
Call Options Purchased	97	33	—	130
Put Options Purchased	—	100	—	100

Total Options Purchased	97	133	—	230

Preferred Stocks
United States	14	31	387	432
Rights
Australia	—	2	—	2
United States	—	—	16	16

Total Rights	—	2	16	18

Supranational	—	7,178	—	7,178
U.S. Treasury Obligations	—	75,095	—	75,095
Warrants
Canada	—	1	—	1
United States	—	—	26	26

Total Warrants	—	1	26	27

Short-Term Investments
Commercial Paper	—	3,004	—	3,004
Foreign Government Treasury Bills	—	16,320	—	16,320
Investment Companies	202,721	—	—	202,721
Investment of cash collateral from securities loaned	109,995	—	—	109,995
U.S. Treasury Obligations	—	1,654	—	1,654

Total Short-Term Investments	312,716	20,978	—	333,694

Total Investments in Securities	$1,186,594	$2,154,025	$141,926	$3,482,545

Liabilities
Common Stocks	$(15,338)	$—	$—	$(15,338)
Exchange-Traded Funds	(1,057)	—	—	(1,057)

Total Liabilities in Securities Sold Short	$(16,395)	$—	$—	$(16,395)

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$4,191	$—	$4,191
Futures Contracts	59,597	—	—	59,597
Swaps	—	1,183	—	1,183

Total Appreciation in Other Financial Instruments	$59,597	$5,374	$—	$64,971

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(7,064)	$—	$(7,064)
Futures Contracts	(21,668)	—	—	(21,668)
Options Written
Call Options Written	—	(33)	—	(33)
Put Options Written	—	(100)	—	(100)

Total Depreciation in Other Financial Instruments	$(21,668)	$(7,197)	$—	$(28,865)

APRIL 30, 2020	J.P. MORGAN FUNDS	149

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

Income Builder Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities
Cayman Islands	$—	$—	$5,862	$5,862
United States	—	201,448	285,289	486,737

Total Asset-Backed Securities	—	201,448	291,151	492,599

Collateralized Mortgage Obligations
Bermuda	—	—	5,184	5,184
United States	—	673,222	149,367	822,589

Total Collateralized Mortgage Obligations	—	673,222	154,551	827,773

Commercial Mortgage-Backed Securities
Cayman Islands	—	—	2,598	2,598
United States	—	162,625	98,457	261,082

Total Commercial Mortgage-Backed Securities	—	162,625	101,055	263,680

Common Stocks
Australia	—	99,781	—	99,781
Austria	—	3,078	—	3,078
Belgium	—	19,525	—	19,525
Brazil	17,454	—	—	17,454
Canada	98,021	—	—	98,021
Cayman Islands	—	—	22	22
Chile	2,366	—	—	2,366
China	—	179,220	—	179,220
Colombia	—	680	—	680
Czech Republic	—	3,585	—	3,585
Denmark	—	881	—	881
Finland	—	28,037	—	28,037
France	—	114,308	—	114,308
Germany	—	78,940	—	78,940
Hong Kong	—	79,282	—	79,282
India	9,121	46,475	—	55,596
Indonesia	—	21,596	—	21,596
Ireland	—	1,228	—	1,228
Italy	—	40,251	—	40,251
Japan	—	150,541	—	150,541
Macau	—	10,631	—	10,631
Mexico	25,886	—	—	25,886
Netherlands	747	18,502	—	19,249
New Zealand	—	3,414	1,521	4,935
Norway	—	6,251	—	6,251
Peru	1,869	—	—	1,869
Portugal	—	5,382	—	5,382
Russia	18,764	32,155	—	50,919
Saudi Arabia	—	11,521	—	11,521
Singapore	—	23,663	—	23,663
South Africa	7,802	13,704	—	21,506
South Korea	4,240	36,455	—	40,695
Spain	946	77,345	—	78,291
Sweden	1,320	16,943	—	18,263
Switzerland	—	157,703	—	157,703
Taiwan	86,824	74,960	—	161,784
Thailand	—	7,387	—	7,387
United Kingdom	19,418	181,925	—	201,343
United States	2,108,487	1,427	2,469	2,112,383

Total Common Stocks	2,403,265	1,546,776	4,012	3,954,053

150	J.P. MORGAN FUNDS	APRIL 30, 2020

Income Builder Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Convertible Bonds	$—	$173,590	$—	$173,590
Convertible Preferred Stocks
United States	64,759	3,089	—	67,848
Corporate Bonds
Argentina	—	1,193	—	1,193
Australia	—	21,409	—	21,409
Azerbaijan	—	3,960	—	3,960
Bahrain	—	1,107	—	1,107
Belarus	—	690	—	690
Belgium	—	16,448	—	16,448
Brazil	—	3,359	—	3,359
Canada	—	148,528	—	148,528
Cayman Islands	—	3,276	—	3,276
Chile	—	2,935	—	2,935
China	—	2,782	—	2,782
Colombia	—	2,716	—	2,716
Costa Rica	—	725	—	725
Denmark	—	1,000	—	1,000
Finland	—	5,096	—	5,096
France	—	62,749	—	62,749
Germany	—	8,884	—	8,884
Guatemala	—	1,060	—	1,060
Hungary	—	1,013	—	1,013
India	—	861	—	861
Indonesia	—	7,786	—	7,786
Ireland	—	13,912	—	13,912
Italy	—	21,049	—	21,049
Japan	—	7,713	—	7,713
Kazakhstan	—	6,963	—	6,963
Luxembourg	—	55,612	—	55,612
Mexico	—	18,986	—	18,986
Mongolia	—	1,881	—	1,881
Morocco	—	2,380	—	2,380
Netherlands	—	24,802	—	24,802
Norway	—	3,351	—	3,351
Panama	—	589	—	589
Peru	—	3,128	—	3,128
Qatar	—	2,476	—	2,476
South Africa	—	1,519	—	1,519
South Korea	—	3,407	—	3,407
Spain	—	4,930	—	4,930
Sweden	—	991	—	991
Switzerland	—	66,067	—	66,067
Trinidad and Tobago	—	1,404	—	1,404
Turkey	—	620	—	620
United Arab Emirates	—	5,060	—	5,060
United Kingdom	—	108,068	—	108,068
United States	—	3,778,893	8	3,778,901

Total Corporate Bonds	—	4,431,378	8	4,431,386

Equity Linked Notes	—	277,615	—	277,615
Foreign Government Securities	—	167,017	—	167,017
Loan Assignments
Canada	—	6,795	—	6,795
France	—	2,514	—	2,514
United States	—	255,697	4,852	260,549

Total Loan Assignments	—	265,006	4,852	269,858

APRIL 30, 2020	J.P. MORGAN FUNDS	151

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

Income Builder Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Mortgage-Backed Securities	$—	$103,286	$—	$103,286
Preferred Stocks
United States	83,181	1,775	4,955	89,911
Rights	—	—	459	459
Supranational	—	587	—	587
U.S. Government Agency Securities	—	5,628	—	5,628
U.S. Treasury Obligations	—	78,848	—	78,848
Warrants	—	—	673	673
Short-Term Investments
Commercial Paper	—	656	—	656
Investment Companies	619,781	—	—	619,781
Investment of cash collateral from securities loaned	183,170	—	—	183,170

Total Short-Term Investments	802,951	656	—	803,607

Total Investments in Securities	$3,354,156	$8,092,546	$561,716	$12,008,418

Appreciation in Other Financial Instruments
Futures Contracts	$66,399	$64	$—	$66,463

Depreciation in Other Financial Instruments
Futures Contracts	$(148)	$(16,292)	$—	$(16,440)

(a)	Amount rounds to less than one thousand.

152	J.P. MORGAN FUNDS	APRIL 30, 2020

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

Global Allocation Fund	Balance as of October 31, 2019	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2020
Investments in Securities
Asset-Backed Securities — Cayman Islands	$7,751	$(11)	$(855)	$—	(a)	$—	$(1,749)	$—	$—	$5,136
Asset-Backed Securities — United States	55,876	11	(3,576)	31		2,640	(15,890)	4,966	(2,241)	41,817
Collateralized Mortgage Obligations — Bermuda	3,103	—	(400)	—		—	(294)	—	—	2,409
Collateralized Mortgage Obligations — United States	37,037	—	(5,055)	(1)		6,520	(2,239)	4,051	(6,048)	34,265
Commercial Mortgage-Backed Securities — Cayman Islands	1,995	—	(231)	—		—	—	—	—	1,764
Commercial Mortgage-Backed Securities — United States	78,449	(705)	(13,636)	26		2,115	(13,747)	2,563	—	55,065
Common Stocks — Australia	—	—	(24)	—		9	(8)	42	—	19
Common Stocks — United Arab Emirates	—	—	(80)	—		14	—	66	—	—
Common Stocks — United States	215	—	(21)	—		11	—	—	—	205
Corporate Bonds — United States	4	23	(3)	—		—	(23)	—	—	1
Loan Assignments — United States	253	100	91	1		604	(233)	—	—	816
Preferred Stocks — United States	331	—	56	—		—	—	—	—	387
Rights — United States	15	—	1	—		—	—	—	—	16
Warrants — United States	57	—	(31)	—		—	—	—	—	26

Total	$185,086	$(582)	$(23,764)	$57		$11,913	$(34,183)	$11,688	$(8,289)	$141,926

APRIL 30, 2020	J.P. MORGAN FUNDS	153

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

Income Builder Fund	Balance as of October 31, 2019	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2020
Investments in Securities
Asset-Backed Securities — Cayman Islands	$10,743	$(38)	$ (872)	$1	$—	$(3,972)	$—	$—	$5,862
Asset-Backed Securities — United States	357,064	126	(24,815)	476	24,962	(85,915)	21,926	(8,535)	285,289
Collateralized Mortgage Obligations — Bermuda	6,680	—	(1,078)	—	—	(418)	—	—	5,184
Collateralized Mortgage Obligations — United States	104,140	— (a)	(23,268)	4	76,829	(7,257)	17,568	(18,649)	149,367
Commercial Mortgage-Backed Securities — Cayman Islands	2,992	—	(394)	—	—	—	—	—	2,598
Commercial Mortgage-Backed Securities — United States	139,275	(670)	(26,370)	36	7,258	(32,358)	11,798	(512)	98,457
Common Stocks — Cayman Islands	25	—	(3)	—	—	—	—	—	22
Common Stocks — New Zealand	1,488	—	33	—	—	—	—	—	1,521
Common Stocks — United States	3,022	—	(352)	—	76	(277)	—	—	2,469
Corporate Bonds — United States	11	411	(2)	—	—	(412)	—	—	8
Loan Assignments — United States	1,842	708	468	5	3,960	(2,131)	—	—	4,852
Preferred Stocks — United States	4,230	—	725	—	—	—	—	—	4,955
Rights — United States	432	—	27	—	—	—	—	—	459
Warrants — United States	1,482	—	(809)	—	—	—	—	—	673

Total	$633,426	$537	$(76,710)	$522	$113,085	$(132,740)	$51,292	$(27,696)	$561,716

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than one thousand.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at April 30, 2020, which were valued using significant unobservable inputs (level 3) were as follows (amounts in thousands):

Value
Global Allocation Fund	$(23,008)
Income Builder Fund	(74,705)

154	J.P. MORGAN FUNDS	APRIL 30, 2020

These amounts are included in Change in net unrealized appreciation/ depreciation of investments in non-affiliates on the Statements of Operations.

There were no significant transfers into or out of level 3 for the six months ended April 30, 2020.

Global Allocation Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at April 30, 2020		Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$41,312		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 35.00% (11.18%)
				Constant Default Rate	0.00% - 5.00% (1.54%)
				Yield (Discount Rate of Cash Flows)	2.52% - 130.69% (7.62%)

Asset-Backed Securities	41,312

	55,065		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (7.26%)
				Constant Default Rate	0.00% - 5.00% (0.07%)
				Yield (Discount Rate of Cash Flows)	(19.44)% - 199.00% (10.41%)

Commercial Mortgage Backed Securities	55,065

	34,893		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 25.00% (17.98%)
				Constant Default Rate	0.00% - 2.95% (0.12%)
				Yield (Discount Rate of Cash Flows)	2.26% - 16.90% (6.35%)

Collateralized Mortgage Obligations	34,893

	—	(b)	Market Comparable Companies	EBITDA Multiple (c)	5.0x (5.0x)
				Liquidity Discount	30.00% (30.00%)

Common Stocks	—	(b)

	—	(b)	Market Comparable Companies	EBITDA Multiple (c)	5.0x (5.0x)
				Liquidity Discount	30.00% (30.00%)

Preferred Stocks	—	(b)

	21		Pending Distribution	Expected Recovery	100.00% (100.00%)

Loan Assignments	21

	—	(d)	Pending Distribution	Discount for Potential Outcome (e)	100.00% (100.00%)

Rights	—	(d)

Total	$131,291

#

The table above does not include certain level 3 investments that are valued by brokers and pricing services. At April 30, 2020, the value of these investments was approximately $10,635,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Senior-ranking securities in the issuing entity capital structure result in this security being valued at zero.
(c)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
(d)	Amount rounds to less than one thousand.
(e)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the constant prepayment rate may decrease or increase the fair value measurement.

APRIL 30, 2020	J.P. MORGAN FUNDS	155

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

Income Builder Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at April 30, 2020		Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$—	(b)	Market Comparable Companies	EBITDA Multiple (c)	5.0x (5.0x)
				Liquidity Discount	30.00% (30.00%)

Common Stocks	—	(b)

	1		Market Comparable Companies	EBITDA Multiple (c)	5.0x (5.0x)
				Liquidity Discount	30.00% (30.00%)

Preferred Stocks	1

	—	(d)	Pending Distribution	Discount for Potential Outcome (e)	100.00% (100.00%)

Corporate Bonds	—	(d)

	285,287		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 35.00% (8.96%)
				Constant Default Rate	0.00% - 9.40% (2.11%)
				Yield (Discount Rate of Cash Flows)	1.53% - 130.69% (6.41%)

Asset-Backed Securities	285,287

	150,991		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 25.00% (18.58%)
				Constant Default Rate	0.00% - 4.00% (0.12%)
				Yield (Discount Rate of Cash Flows)	3.16% - 16.90% (6.25%)

Collateralized Mortgage Obligations	150,991

	91,922		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (5.86%)
				Constant Default Rate	0.00% - 5.00% (0.04%)
				Yield (Discount Rate of Cash Flows)	-19.44% - 199.00% (12.73%)

Commercial Mortgage-Backed Securities	91,922

	194		Pending Distribution	Expected Recovery	100.00% (100.00%)

Loan Assignments	194

Total	$528,395

#

The table above does not include certain level 3 investments that are valued by brokers and pricing services. At April 30, 2020, the value of these investments was approximately $33,321,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Senior-ranking securities in the issuing entity capital structure result in this security being valued at zero.
(c)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
(d)	Value is zero.
(e)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, yield and default rate may decrease (increase) the fair value measurement. A significant change in the constant prepayment rate may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Funds.

156	J.P. MORGAN FUNDS	APRIL 30, 2020

As of April 30, 2020, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. Loan Assignments — The Funds invested in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Funds invest in loan assignments of all or a portion of the loans. When a Fund purchases a loan assignment, the Fund has direct rights against the Borrower on a loan, provided, however, the Fund’s rights may be more limited than the Lender from which they acquired the assignment and the Fund may be able to enforce its rights only through the Agent. As a result, a Fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). A Fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a Fund could experience delays or limitations in realizing the value on such collateral or have their interest subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a Fund may not receive the proceeds from a sale of such investments for a period after the sale.

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.

D. Unfunded Commitments — The Funds have entered into commitments to buy and sell investments including commitments to buy loan assignments to settle on future dates as part of their normal investment activities. Unfunded commitments may include revolving loan facilities which may obligate the Funds to provide cash to the borrower on demand. Unfunded commitments are generally traded and priced as part of a related loan assignment (Note 2.D). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation/depreciation from unfunded commitments is reported on the Statements of Assets and Liabilities. Credit risk exists on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. The Funds may receive an ongoing commitment fee based on the undrawn portion of the underlying loan facility, which is recorded as a component of Interest income from non-affiliates on the Statements of Operations.

At April 30, 2020, Income Builder Fund had the following loan commitments in which all or a portion of the commitment was unfunded which could be extended at the options of the borrower (amounts in thousands):

						Unfunded Commitment		Funded Commitment		Total Commitment
	Security Description	Term	Maturity Date	Commitment Fee Rate	Rate if Funded	Par Amount	Value	Par Amount	Value	Par Amount	Value
Income Builder Fund	Moran Foods LLC	1st Lien Term Loan B	3/27/2023	11.500%	11.500%	$483	$483	$—	$—	$483	$483
	CVS Holdings I LP	Delayed Draw Term Loan	8/31/2026	4.250	4.250	25	20	57	48	82	68

E. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Funds purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until settlement date.

The Funds had delayed delivery securities outstanding as of April 30, 2020, which are shown as a Payable for Investment securities purchased — delayed delivery securities on the Statements of Assets and Liabilities. The values of these securities held at April 30, 2020 are detailed on the SOIs.

F. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund. The Funds retains loan fees

APRIL 30, 2020	J.P. MORGAN FUNDS	157

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed in the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

The following table presents for each lending Fund, the value of securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of April 30, 2020 (amounts in thousands):

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to counterparty (not less than zero)
Global Allocation Fund	$101,292	$(101,292)	$—
Income Builder Fund	176,029	(176,029)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. JPMIM waived fees associated with the Fund’s investments in the JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Global Allocation Fund	$3
Income Builder Fund	9

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

G. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

158	J.P. MORGAN FUNDS	APRIL 30, 2020

Global Allocation Fund

	For the six months ended April 30, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2020	Shares at April 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.63%(a)(b)	$158,629	$1,281,776	$1,237,651	$(96)	$63	$202,721	202,558	$1,957		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.77%(a)(b)	20,002	219,000	145,001	11 *	17	94,029	94,011	195	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.23%(a)(b)	12,304	122,101	118,439	—	—	15,966	15,966	49	*	—

Total	$190,935	$1,622,877	$1,501,091	$(85)	$80	$312,716		$2,201		$—

Income Builder Fund

	For the six months ended April 30, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2020	Shares at April 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.69%(a)(b)	$83,862	$439,171	$445,037	$(18)	$29	$78,007	77,944	$544		$—
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.63%(a)(b)	607,894	2,431,626	2,497,984	(120)	358	541,774	541,341	3,109		—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.77%(a)(b)	—	413,000	277,000	(6)*	31	136,025	135,998	1,363	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.23%(a)(b)	—	374,628	327,483	—	—	47,145	47,145	176	*	—

Total	$691,756	$3,658,425	$3,547,504	$(144)	$418	$802,951		$5,192		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2020.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

H. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

APRIL 30, 2020	J.P. MORGAN FUNDS	159

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

I. Derivatives — The Funds used derivative instruments including futures, forward foreign currency exchange contracts, options and swaps in connection with their investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing the Funds to close out their position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and will offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Funds.

Notes I(1) — I(4) below describe the various derivatives used by the Funds.

(1). Options — Global Allocation Fund purchased and/or sold (“wrote”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change is recorded as Change in net unrealized appreciation/depreciation of options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The Fund’s over-the-counter (“OTC”) options are subject to master netting agreements.

The Fund may be required to post or receive collateral for over-the-counter options. Cash collateral posted by the Fund is considered restricted.

(2). Futures Contracts — The Funds used index, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Funds also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

160	J.P. MORGAN FUNDS	APRIL 30, 2020

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to interest rate risk, foreign exchange risk and equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — Global Allocation Fund is exposed to foreign currency risks associated with some or all of their portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also record a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(4). Swaps — Global Allocation Fund engaged in various swap transactions, including interest rate swaps, credit default swaps and total return basket swaps, to manage interest rate (e.g., duration, yield curve), credit risks and total return risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral for OTC swaps.

The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.

The Fund’s swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

APRIL 30, 2020	J.P. MORGAN FUNDS	161

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

Credit Default Swaps

Global Allocation Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to a fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the Statements of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Interest Rate Swaps

Global Allocation Fund entered into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate, while the other is typically based on a fixed interest rate.

Total Return Basket Swaps

Global Allocation Fund entered into a total return basket swap agreement to obtain exposure to a portfolio of long and short securities. This is a highly specialized activity.

Under the terms of the agreement, each swap is designed to function as a portfolio of direct investments in long and/or short equity positions. This means that the Fund has the ability to trade in and out of long and short positions within each swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in each swap value. Each swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within each swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs” and net dividends. Positions within each swap, accrued financing costs and net dividends, are part of the periodic reset. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty are recorded as Due from/to counterparty on swap contracts on the Statements of Assets and Liabilities and as Net realized gain (loss) on transactions from swap on the Statements of Operations.

Each swap involve additional risks than if the Fund had invested in the underlying positions directly including: the risk that changes in the value of each swap may not correlate perfectly with the underlying long and short securities; counterparty risk related to the counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for each swap contract, which may limit the ability of the Fund to close out its positions; and, documentation risk relating to disagreement over contract terms. The total return basket swaps consists of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities. The Fund’s activities in the total return basket swap are concentrated with one counterparty. Investing in swaps results in a form of leverage (i.e., the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the Statements of Assets and Liabilities).

The value of each swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the underlying securities are traded; (ii) financing costs; (iii) the value of dividends; (iv) cash balances within the swap and/or other receivables (payables) from gains/ (losses) realized when the swap resets; and (v) other factors, as applicable. The value of each swap is reflected on the Statements of Assets and Liabilities as Outstanding swap contracts, at value. Changes in the value of each swap are recognized as Change in net unrealized appreciation/depreciation of swaps on the Statements of Operations.

The total return basket swap contracts are subject to a master netting arrangements. The Fund may be required to post or receive collateral for the total return basket swaps.

162	J.P. MORGAN FUNDS	APRIL 30, 2020

(5). Summary of Derivatives Information — The following tables present the value of derivatives held as of April 30, 2020 by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Global Allocation Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		OTC Swaps	Options	Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$1,377	$97	$49,245	$—	$50,719
Foreign exchange contracts	Receivables	—	133	—	4,191	4,324
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	—	—	10,352	—	10,352

Total		$1,377	$230	$59,597	$4,191	$65,395

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$—	$—	$(14,106)	$—	$(14,106)
Foreign exchange contracts	Payables, Net Assets — Unrealized Depreciation	—	(133)	(5,971)	(7,064)	(13,168)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	—	—	(1,591)	—	(1,591)

Total		$—	$(133)	$(21,668)	$(7,064)	$(28,865)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

Income Builder Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$64
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	6,659
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	59,740

Total		$66,463

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(16,292)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(148)

Total		$(16,440)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

APRIL 30, 2020	J.P. MORGAN FUNDS	163

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

The following tables present the effect of derivatives on the Statements of Operations for the six months ended April 30, 2020 by primary underlying risk exposure (amounts in thousands):

Global Allocation Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$—	$413	$413
Equity contracts	3,408	(67,013)	—	(2,311)	(65,916)
Foreign exchange contracts	(138)	(2,162)	13,670	—	11,370
Interest rate contracts	—	14,533	—	(135)	14,398

Total	$3,270	$(54,642)	$13,670	$(2,033)	$(39,735)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$—	$75	$75
Equity contracts	(9,551)	34,303	—	225	24,977
Foreign exchange contracts	167	(6,360)	3,015	—	(3,178)
Interest rate contracts	—	10,140	—	(28)	10,112

Total	$(9,384)	$38,083	$3,015	$272	$31,986

Income Builder Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of the Operations
Derivative Contracts	Futures Contracts
Equity contracts	$6,388
Foreign exchange contracts	(10,121)
Interest rate contracts	15,730

Total	$11,997

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of the Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(4,160)
Foreign exchange contracts	19,129
Interest rate contracts	65,982

Total	$80,951

164	J.P. MORGAN FUNDS	APRIL 30, 2020

Derivatives Volume

The table below discloses the volume of the Funds’ futures contracts, forward foreign currency exchange contracts, options and swaps activity during the six months ended April 30, 2020. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity (amounts in thousands, except number of contracts):

	Global Allocation Fund		Income Builder Fund
Futures Contracts — Equity:
Average Notional Balance Long	$448,381		$202,247
Average Notional Balance Short	167,620		372,592
Ending Notional Balance Long	520,575		5,888
Ending Notional Balance Short	119,073		111,170

Futures Contracts — Foreign Exchange:
Average Notional Balance Long	313,811		—
Average Notional Balance Short	—		268,873
Ending Notional Balance Long	386,748		—
Ending Notional Balance Short	—		262,606

Futures Contracts — Interest Rate:
Average Notional Balance Long	590,993		1,406,701
Average Notional Balance Short	208,605		—
Ending Notional Balance Long	462,310		1,732,100
Ending Notional Balance Short	358,622		—

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	217,574		—
Average Settlement Value Sold	842,646		—
Ending Settlement Value Purchased	195,833		—
Ending Settlement Value Sold	1,073,942		—

Exchange-Traded Options:
Average Number of Contracts Purchased	43,013		—
Ending Number of Contracts Purchased	467		—

Swaptions & OTC Options:
Average Notional Balance Purchased	19,563		—
Average Notional Balance Written	11,298		—
Ending Notional Balance Purchased	9,659		—
Ending Notional Balance Written	9,659		—

Interest Rate-Related Swaps:
Average Notional Balance — Pays Fixed rate	17,178	(a)	—
Average Notional Balance — Receives Fixed rate	4,719		—

Credit Default Swaps:
Average Notional Balance — Buy Protection	4,444		—

Total Return Basket Swaps:
Average Notional Balance Long	13,465		—
Ending Notional Balance Long	14,061		—

(a)	For the period November 1, 2019 through February 29, 2020.

The Funds may be required to post or receive collateral based on the net value of the Funds’ outstanding OTC swap contracts, non-deliverable forward foreign currency exchange contracts and/or OTC options with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Funds is held in a segregated account at the Funds’ custodian bank. For certain counterparties, cash collateral posted by the Funds is invested in an affiliated money market fund (See Note 3.G.). Otherwise the cash collateral is included on the Statements of Assets and Liabilities as Restricted cash. Collateral received by the Funds is held in escrow in accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, which provides collateral management services to the Funds (See Note 3.F.). These amounts are not reflected on the Funds’ Statements of Assets and Liabilities and are disclosed in the table below.

APRIL 30, 2020	J.P. MORGAN FUNDS	165

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

Global Allocation Fund’s derivative contracts collateral requirements and collateral posted or received by counterparty as of April 30, 2020 are as follows (amounts in thousands):

Fund Counterparty		Value of derivative contracts	Collateral amount
Bank of America, NA	Collateral Received	$1,377	$1,430

The Funds’ derivatives contracts held at April 30, 2020 are not accounted for as hedging instruments under GAAP.

J. Short Sales — Global Allocation Fund engaged in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates. As of April 30, 2020, the Fund had outstanding short sales as listed on the SOI.

K. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Security gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend. The Funds may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Funds. These amounts are included in Interest income from non-affiliates on the Statements of Operations.

L. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended April 30, 2020 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R2	Class R3		Class R4		Class R5		Class R6	Total
Global Allocation Fund
Transfer agency fees	$13	$13	$14	$1	$—	(a)	$—	(a)	$—	(a)	$3	$44
Income Builder Fund
Transfer agency fees	55	58	31	n/a	n/a		n/a		n/a		2	146

(a)	Amount rounds to less than one thousand.

M. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2020, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to

166	J.P. MORGAN FUNDS	APRIL 30, 2020

future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

N. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

O. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly for Income Builder Fund and quarterly for Global Allocation Fund and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

P. Recent Accounting Pronouncement — In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the amortization period for certain callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. The Funds have adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of the beginning of the period of adoption. As a result of the adoption of ASU 2017-08, as of May 1, 2020, the amortized cost basis of investments and unrealized appreciation (depreciation) of investments of the Funds were increased (decreased) by the amounts presented in the following table (amounts in thousands). The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

	Amortized Cost Basis of Investments	Unrealized Appreciation (Depreciation) of Investments
Global Allocation Fund	$(354)	$354
Income Builder Fund	(5,880)	5,880

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Global Allocation Fund	0.55%
Income Builder Fund	0.42

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.G.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended April 30, 2020, the effective annualized rate for Global Allocation Fund and Income Builder Fund was 0.08% and 0.07%, respectively, of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.G.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2, Class R3 and Class T Shares of the Funds, pursuant to Rule 12b-1 under the 1940 Act. The Class I, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Global Allocation Fund	0.25%	0.75%	0.50%	0.25%
Income Builder Fund	0.25	0.75	n/a	n/a

APRIL 30, 2020	J.P. MORGAN FUNDS	167

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2020, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Global Allocation Fund	$27	$—	(a)
Income Builder Fund	215	7

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5
Global Allocation Fund	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.10%
Income Builder Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.G.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for Global Allocation Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral management fees on the Statements of Operations.

G. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses of the Funds and Underlying Funds and ETFs (excluding dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses incurred by the Funds and any Underlying Fund and ETFs and acquired fund fees incurred by an Underlying Fund and ETFs) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
Global Allocation Fund	1.03%	1.53%	0.78%	1.40%	1.15%	0.90%	0.75%	0.65%
Income Builder Fund	0.75	1.25	0.60	n/a	n/a	n/a	n/a	0.52

The expense limitation agreements were in effect for the six months ended April 30, 2020 and are in place until at least February 28, 2021.

For the six months ended April 30, 2020, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Global Allocation Fund	$226	$150	$1,888	$2,264	$—	(a)
Income Builder Fund	—	—	13,699	13,699	623

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

168	J.P. MORGAN FUNDS	APRIL 30, 2020

The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2020 were as follows (amounts in thousands):

Global Allocation Fund	$252
Income Builder Fund	483

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2020, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2020, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government	Securities Sold Short	Covers on Securities Sold Short
Global Allocation Fund	$1,774,029	$1,629,612	$43,731	$51,091	$160,939	$155,572
Income Builder Fund	4,533,444	4,313,588	64,398	113,978	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at April 30, 2020 were as follows (amounts in thousands):

	Aggregate Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Allocation Fund*	$3,383,998	$339,410	$220,958	$118,452
Income Builder Fund	12,385,613	743,922	1,071,094	(327,172)

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

As of October 31, 2019, the following Fund had net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Global Allocation Fund	$37,893	$—

During the year ended October 31, 2019, the following Fund utilized capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Utilized
	Short-Term	Long-Term
Income Builder Fund	$14,741	$—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

APRIL 30, 2020	J.P. MORGAN FUNDS	169

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

The Funds had no borrowings outstanding from another fund during the six months ended April 30, 2020.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended April 30, 2020.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the year ended April 30, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of April 30, 2020, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Global Allocation Fund	—	—%	2	25.3%
Income Builder Fund	1	16.0	2	22.2

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period. Such concentrations may subject each Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Funds may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Funds’ yield (and total return) also may be low or the Funds may be unable to maintain positive returns. The ability of the issuers of debt to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of a Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. The Funds invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates.

170	J.P. MORGAN FUNDS	APRIL 30, 2020

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap and option contracts, credit linked notes, exchange-traded notes, forward foreign currency exchange contracts and To-Be-Announced securities.

The Funds are subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Funds invest in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds.”) These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Funds are intended for investors who are able and willing to assume a high degree of risk.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of the Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

APRIL 30, 2020	J.P. MORGAN FUNDS	171

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2019, and continued to hold your shares at the end of the reporting period, April 30, 2020.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Global Allocation Fund
Class A
Actual	$1,000.00	$933.10	$4.95	1.03%
Hypothetical	1,000.00	1,019.74	5.17	1.03
Class C
Actual	1,000.00	931.20	7.35	1.53
Hypothetical	1,000.00	1,017.26	7.67	1.53
Class I
Actual	1,000.00	934.70	3.75	0.78
Hypothetical	1,000.00	1,020.98	3.92	0.78
Class R2
Actual	1,000.00	931.60	6.72	1.40
Hypothetical	1,000.00	1,017.90	7.02	1.40
Class R3
Actual	1,000.00	932.40	5.53	1.15
Hypothetical	1,000.00	1,019.14	5.77	1.15
Class R4
Actual	1,000.00	934.40	4.33	0.90
Hypothetical	1,000.00	1,020.39	4.52	0.90
Class R5
Actual	1,000.00	934.30	3.61	0.75
Hypothetical	1,000.00	1,021.13	3.77	0.75
Class R6
Actual	1,000.00	934.80	3.13	0.65
Hypothetical	1,000.00	1,021.63	3.27	0.65

172	J.P. MORGAN FUNDS	APRIL 30, 2020

	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Income Builder Fund
Class A
Actual	$1,000.00	$912.30	$3.52	0.74%
Hypothetical	1,000.00	1,021.18	3.72	0.74
Class C
Actual	1,000.00	909.80	5.94	1.25
Hypothetical	1,000.00	1,018.65	6.27	1.25
Class I
Actual	1,000.00	913.10	2.81	0.59
Hypothetical	1,000.00	1,021.93	2.97	0.59
Class R6
Actual	1,000.00	913.40	2.43	0.51
Hypothetical	1,000.00	1,022.33	2.56	0.51

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

APRIL 30, 2020	J.P. MORGAN FUNDS	173

LIQUIDITY RISK MANAGEMENT PROGRAM:

(Unaudited)

Each of the Funds has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Boards of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquidity Investment Minimum (“HLIM”) established for a Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). On February 11, 2020, the Board of Trustees reviewed the Program Administrator’s initial written report (the “Report”) concerning the operation of the Program for the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying each of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for this limit; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by extended non-U.S. market closures.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

174	J.P. MORGAN FUNDS	APRIL 30, 2020

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. April 2020	SAN-IB-GAL-420

Semi-Annual Report

J.P. Morgan Funds

April 30, 2020 (Unaudited)

JPMorgan Emerging Markets Strategic Debt Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Fund, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectuses for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

June 11, 2020 (Unaudited)

Dear Shareholders,

Many have faced significant challenges since my last letter, whether related to the COVID-19 pandemic or the recent acts of racism and discrimination around the world. While many have endured uncertainty and abrupt changes in their personal and professional lives related to these challenges, you can be confident that J.P. Morgan Asset Management is well-prepared for adverse events and is taking action to ensure that our clients and mutual fund shareholders continue to receive the service that is the foundation of our enterprise.

“Our extensive planning and testing of resiliency protocols enabled us to provide uninterrupted and expanded assistance to our clients and fund shareholders even as the COVID-19 crisis dramatically increased the volume of client questions and the demand for investment solutions.” — Andrea L. Lisher

Our extensive planning and testing of resiliency protocols enabled us to provide uninterrupted and expanded assistance to our clients and fund shareholders even as the COVID-19 crisis dramatically increased the volume of client questions and the demand for investment solutions. While our own employees transitioned to working from home, they worked tirelessly to guide our clients and shareholders through this unprecedented time. We are here for you — our clients and fund shareholders — regardless of the economic, market or social and civic environment. That’s how we have always operated and we will not waiver in that commitment.

JPMorgan Chase & Co. has also recommitted its firm stance against any form of racism, discrimination, or social injustice. As Brian Lamb, Global Head of Diversity & Inclusion, recently said, “We are working across the entire firm — being intentional to strengthen our inclusive environment where our employees, customers and partners feel welcomed and valued in the communities where we do business.” To learn more, please visit JPMorgan Chase & Co.’s Diversity & Inclusion website.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

APRIL 30, 2020	J.P. MORGAN FUNDS	1

JPMorgan Emerging Markets Strategic Debt Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(12.78)%
J.P. Morgan Emerging Markets Bond Index Global Diversified	(10.08)%
Emerging Markets Strategic Debt Composite Benchmark***	(8.39)%

Net Assets as of 4/30/2020 (In Thousands)	$479,588
Duration as of 4/30/2020	6.9 years

INVESTMENT OBJECTIVE***

The JPMorgan Emerging Markets Strategic Debt Fund (the “Fund”) seeks to provide total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares had a negative absolute performance and underperformed both the J.P. Morgan Emerging Markets Bond Index Global Diversified (the “Index”) and the Emerging Markets Strategic Debt Composite Benchmark (the “Composite Benchmark”) for the six months ended April 30, 2020.

Relative to the Index, the Fund’s underweight allocation to emerging markets sovereign bonds and its overweight allocation to emerging market corporate bonds were the leading detractors from performance over the period. The Fund’s overweight allocation to local currency-denominated bonds was a leading contributor to performance relative to the Index.

The Fund’s overweight allocation to Lebanon was the largest detractor from relative performance as the nation defaulted on loans during the reporting period. The Fund’s overweight allocation to Angola and its underweight allocation to China also detracted from performance. Angola’s economy is heavily reliant on petroleum exports and a sharp decline in global oil prices in 2020 hurt Angolan bond prices. In China, both sovereign and corporate bonds rebounded faster than expected from a sell-off sparked by the outbreak of the COVID-19 virus.

The Fund’s allocation to U.S. Treasury bond futures was the largest contributor to performance relative to the Index. By purchasing long futures positions, the Fund’s managers increased the duration of the Fund, which helped performance as interest rates fell during the reporting period. Generally, bonds with longer duration will experience greater price appreciation as interest rates decline, compared with shorter duration bonds. The Fund’s overweight allocation to the Japanese yen also contributed to relative performance as investors sought currencies believed to be safer in response to the global spread of COVID-19.

Relative to the Composite Benchmark, the Fund’s security selection in emerging markets sovereign bonds and its out-of-benchmark allocations to emerging markets corporate bonds detracted from performance. The Fund’s out-of-benchmark allocations to emerging market local currency bonds contributed to performance relative to the Composite Benchmark.

HOW WAS THE FUND POSITIONED?

The Fund invested primarily in debt securities from emerging market countries that the Fund’s portfolio managers believed had the potential to provide total return. At the end of the reporting period, the Fund’s largest overweight positions were in the currencies of Japan, Serbia and Ukraine, while the Fund’s largest underweight positions were in the currencies of Australia, Turkey and the U.S. In terms of sovereign debt, the Fund was overweight in Mexico, Ukraine and Peru and underweight in Indonesia, Russia and Panama.

2	J.P. MORGAN FUNDS	APRIL 30, 2020

PORTFOLIO COMPOSITION BY SECURITY TYPE****
Foreign Government Securities	67.7%
Corporate Bonds	23.5
Others (each less than 1.0%)	0.6
Short-Term Investments	8.2

PORTFOLIO COMPOSITION BY COUNTRY****
Mexico	5.7%
Indonesia	4.5
Ukraine	4.1
Peru	4.0
Russia	3.3
Panama	2.8
Turkey	2.7
Brazil	2.7
Qatar	2.6
Morocco	2.5
Dominican Republic	2.4
Colombia	2.4
Philippines	2.3
South Africa	2.3
Serbia	2.2
United Arab Emirates	2.2
Ivory Coast	2.1
Chile	2.0
Egypt	2.0
Sri Lanka	1.8
Oman	1.8
Kazakhstan	1.8
Saudi Arabia	1.7
Uruguay	1.6
Bahrain	1.6
China	1.5
Czech Republic	1.5
Nigeria	1.4
Malaysia	1.2
Romania	1.2
Thailand	1.1
Paraguay	1.0
Jamaica	1.0
Argentina	1.0
Others (each less than 1.0%)	15.8
Short-Term Investments	8.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Emerging Markets Strategic Debt Composite Benchmark is made up of an equally weighted average of the J.P. Morgan Emerging Markets Bond Index Global Diversified, the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified and the J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of April 30, 2020. The Fund’s portfolio composition is subject to change.

APRIL 30, 2020	J.P. MORGAN FUNDS	3

JPMorgan Emerging Markets Strategic Debt Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2020
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION

CLASS A SHARES	June 29, 2012
With Sales Charge**		(16.19)%	(11.54)%	(2.20)%	(3.17)%
Without Sales Charge		(12.88)	(8.14)	(1.45)	(2.70)
CLASS C SHARES	June 29, 2012
With CDSC***		(13.98)	(9.41)	(1.90)	(3.16)
Without CDSC		(12.98)	(8.41)	(1.90)	(3.16)
CLASS I SHARES	June 29, 2012	(12.78)	(7.90)	(1.20)	(2.46)
CLASS R2 SHARES	June 29, 2012	(13.00)	(8.33)	(1.69)	(2.93)
CLASS R5 SHARES	June 29, 2012	(12.74)	(7.78)	(1.01)	(2.26)
CLASS R6 SHARES	June 29, 2012	(12.69)	(7.68)	(0.95)	(2.20)

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (6/29/12 TO 4/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111. Effective September 30, 2016, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund were managed using the current strategies.

The Fund commenced operations on June 29, 2012.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Emerging Markets Strategic Debt Fund, the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified and Emerging Markets Strategic Debt Composite Benchmark from June 29, 2012 to April 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified and the Emerging Markets Strategic Debt Composite Benchmark do not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of fund expenses, including sales charges if applicable. The J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds and

Eurobonds. The diversified index limits the exposure of some of the larger countries. The Emerging Markets Strategic Debt Composite Benchmark is comprised of unmanaged indices that include an equally weighted average of the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified, J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified and the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	APRIL 30, 2020

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Foreign Government Securities — 65.4%

Angola — 0.5%

Republic of Angola

8.00%, 11/26/2029 (a)	3,660	1,574

9.38%, 5/8/2048 (b)	1,606	686

		2,260

Argentina — 0.9%

Argentine Republic

6.88%, 4/22/2021	2,512	720

5.63%, 1/26/2022	2,350	646

6.63%, 7/6/2028	2,000	501

8.28%, 12/31/2033	2,821	991

7.13%, 7/6/2036	603	144

7.63%, 4/22/2046	2,798	685

6.88%, 1/11/2048	2,232	518

7.13%, 6/28/2117	182	42

		4,247

Armenia — 0.4%

Republic of Armenia 3.95%, 9/26/2029 (a)	1,890	1,758

Azerbaijan — 0.4%

Republic of Azerbaijan

4.75%, 3/18/2024 (b)	1,449	1,460

3.50%, 9/1/2032 (b)	500	444

		1,904

Bahrain — 1.1%

Kingdom of Bahrain

6.13%, 8/1/2023 (b)	500	501

7.00%, 10/12/2028 (b)	1,160	1,152

6.75%, 9/20/2029 (b)	994	962

6.00%, 9/19/2044 (b)	3,024	2,559

		5,174

Benin — 0.3%

Benin Government Bond 5.75%, 3/26/2026 (a)	EUR 1,520	1,374

Bermuda — 0.1%

Bermuda Government Bond 4.85%, 2/6/2024 (b)	643	669

Bolivia, Plurinational State of — 0.3%

Plurinational State of Bolivia 4.50%, 3/20/2028 (b)	1,500	1,218

Brazil — 1.8%

Federative Republic of Brazil

4.63%, 1/13/2028	389	403

4.50%, 5/30/2029	2,600	2,593

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Brazil — continued

8.25%, 1/20/2034	1,043	1,274

5.63%, 1/7/2041	2,300	2,291

4.75%, 1/14/2050	2,150	1,922

		8,483

Chile — 1.0%

Republic of Chile 3.50%, 1/25/2050	4,700	4,794

Colombia — 1.6%

Republic of Colombia

7.38%, 9/18/2037	1,000	1,235

5.00%, 6/15/2045	3,741	3,760

5.20%, 5/15/2049	2,430	2,509

		7,504

Costa Rica — 0.1%

Republic of Costa Rica 4.25%, 1/26/2023 (b)	800	713

Czech Republic — 1.5%

Czech Republic

1.25%, 2/14/2025	CZK58,000	2,367

0.25%, 2/10/2027	CZK66,890	2,550

1.20%, 3/13/2031	CZK29,130	1,170

4.85%, 11/26/2057 (b)	CZK15,500	1,006

		7,093

Dominican Republic — 2.3%

Dominican Republic Government Bond

8.90%, 2/15/2023 (b)	DOP19,350	306

5.88%, 4/18/2024 (b)	1,200	1,156

9.75%, 6/5/2026 (a)	DOP 195,000	2,955

6.00%, 7/19/2028 (b)	555	498

6.40%, 6/5/2049 (a)	3,740	3,037

6.40%, 6/5/2049 (b)	2,200	1,786

5.88%, 1/30/2060 (a)	1,930	1,515

		11,253

Ecuador — 0.7%

Republic of Ecuador

10.75%, 3/28/2022 (b) (c)	1,536	480

8.75%, 6/2/2023 (b) (c)	1,050	321

7.95%, 6/20/2024 (b) (c)	200	62

9.63%, 6/2/2027 (b) (c)	705	198

8.88%, 10/23/2027 (b) (c)	2,400	670

10.75%, 1/31/2029 (a) (c)	2,270	647

9.50%, 3/27/2030 (a) (c)	2,569	745

		3,123

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	5

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Foreign Government Securities — continued

Egypt — 1.9%

Arab Republic of Egypt

5.88%, 6/11/2025 (b)	900	849

4.75%, 4/16/2026 (b)	EUR 677	627

7.50%, 1/31/2027 (b)	3,400	3,290

7.05%, 1/15/2032 (a)	2,990	2,642

8.50%, 1/31/2047 (b)	1,033	920

8.15%, 11/20/2059 (a)	1,000	866

		9,194

El Salvador — 0.8%

Republic of El Salvador

7.75%, 1/24/2023 (b)	970	834

5.88%, 1/30/2025 (b)	720	576

8.63%, 2/28/2029 (b)	1,020	865

8.25%, 4/10/2032 (b)	558	456

7.65%, 6/15/2035 (b)	917	726

7.12%, 1/20/2050 (b)	428	323

		3,780

Ethiopia — 0.2%

Federal Democratic Republic of Ethiopia 6.63%, 12/11/2024 (b)	1,217	1,047

Gabon — 0.3%

Gabonese Republic

6.38%, 12/12/2024 (b)	359	257

6.95%, 6/16/2025 (b)	802	569

6.63%, 2/6/2031 (a)	700	492

		1,318

Ghana — 0.3%

Republic of Ghana

7.88%, 3/26/2027 (a)	750	589

10.75%, 10/14/2030 (b)	570	593

8.63%, 6/16/2049 (b)	600	453

		1,635

Guatemala — 0.7%

Republic of Guatemala

4.50%, 5/3/2026 (b)	884	879

4.90%, 6/1/2030 (a)	430	429

5.38%, 4/24/2032 (a)	650	661

6.13%, 6/1/2050 (a)	1,300	1,350

		3,319

Honduras — 0.2%

Republic of Honduras 6.25%, 1/19/2027 (b)	1,095	1,030

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Hungary — 0.5%

Hungary Government Bond

5.38%, 3/25/2024	980	1,094

7.63%, 3/29/2041	724	1,163

		2,257

Indonesia — 1.9%

Republic of Indonesia

6.50%, 6/15/2025	IDR 63,000,000	4,102

8.25%, 5/15/2029	IDR 24,000,000	1,640

6.75%, 1/15/2044 (b)	1,022	1,370

4.35%, 1/11/2048	700	721

3.70%, 10/30/2049	1,500	1,474

		9,307

Iraq — 0.3%

Republic of Iraq 5.80%, 1/15/2028 (b)	1,900	1,377

Israel — 0.3%

State of Israel Government Bond

3.88%, 7/3/2050	970	1,073

4.50%, 4/3/2120	340	397

		1,470

Ivory Coast — 2.0%

Republic of Cote d’Ivoire

6.13%, 6/15/2033 (b)	6,539	5,627

6.88%, 10/17/2040 (a)	EUR4,570	4,157

		9,784

Jamaica — 1.0%

Jamaica Government Bond

6.75%, 4/28/2028	1,800	1,799

8.00%, 3/15/2039	911	959

7.88%, 7/28/2045	1,805	1,892

		4,650

Kazakhstan — 0.3%

Republic of Kazakhstan 4.88%, 10/14/2044 (b)	1,350	1,531

Kenya — 0.6%

Republic of Kenya

6.88%, 6/24/2024 (b)	2,150	1,951

8.25%, 2/28/2048 (b)	1,000	891

		2,842

Lebanon — 0.4%

Lebanese Republic

6.38%, 3/9/2020 (c)	3,165	475

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Foreign Government Securities — continued

Lebanon — continued

6.15%, 6/19/2020 (c)	1,450	228

6.85%, 3/23/2027 (b) (c)	2,977	473

6.65%, 11/3/2028 (b) (c)	3,378	532

6.65%, 2/26/2030 (b) (c)	708	111

		1,819

Macedonia, the Former Yugoslav Republic of — 0.5%

Republic of North Macedonia

2.75%, 1/18/2025 (b)	EUR2,000	2,128

2.75%, 1/18/2025 (a)	EUR432	460

		2,588

Malaysia — 0.4%

1MDB Global Investments Ltd. 4.40%, 3/9/2023 (b)	2,400	2,122

Mexico — 3.1%

Mex Bonos Desarr Fix Rt 10.00%, 12/5/2024	MXN 150,000	7,339

United Mexican States

4.15%, 3/28/2027	1,000	1,004

4.50%, 4/22/2029	2,850	2,864

4.75%, 3/8/2044	600	558

5.55%, 1/21/2045	790	822

4.60%, 1/23/2046	1,000	908

4.60%, 2/10/2048	1,000	912

5.75%, 10/12/2110	400	381

		14,788

Montenegro — 0.3%

Republic of Montenegro 3.38%, 4/21/2025 (a)	EUR1,440	1,544

Morocco — 1.0%

Kingdom of Morocco

1.50%, 11/27/2031 (a)	EUR4,190	4,132

5.50%, 12/11/2042 (b)	800	906

		5,038

Mozambique — 0.1%

Republic of Mozambique 5.00%, 9/15/2031 (a) (d)	700	472

Namibia — 0.2%

Republic of Namibia

5.50%, 11/3/2021 (b)	299	289

5.25%, 10/29/2025 (b)	701	635

		924

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Nigeria — 1.3%

Federal Republic of Nigeria

6.50%, 11/28/2027 (b)	1,000	753

7.14%, 2/23/2030 (b)	300	226

7.88%, 2/16/2032 (b)	1,964	1,489

7.63%, 11/28/2047 (b)	5,450	3,984

		6,452

Oman — 1.7%

Sultanate of Oman Government Bond

4.75%, 6/15/2026 (b)	3,650	2,772

5.38%, 3/8/2027 (b)	4,494	3,411

6.00%, 8/1/2029 (b)	209	159

6.75%, 1/17/2048 (b)	2,722	1,909

		8,251

Panama — 2.4%

Notas del Tesoro 3.75%, 4/17/2026 (a)	2,590	2,567

Republic of Panama

3.88%, 3/17/2028	1,300	1,402

9.38%, 4/1/2029	400	561

4.30%, 4/29/2053	650	714

4.50%, 4/1/2056	2,230	2,509

3.87%, 7/23/2060	3,500	3,640

		11,393

Paraguay — 0.9%

Republic of Paraguay

4.70%, 3/27/2027 (b)	750	771

4.95%, 4/28/2031 (a)	1,050	1,076

6.10%, 8/11/2044 (b)	1,368	1,493

5.60%, 3/13/2048 (b)	985	1,039

		4,379

Peru — 2.6%

Republic of Peru

2.39%, 1/23/2026	780	792

5.94%, 2/12/2029 (a)	PEN670	223

2.78%, 1/23/2031	2,020	2,080

8.75%, 11/21/2033	500	788

5.63%, 11/18/2050	5,900	8,771

		12,654

Philippines — 2.1%

Republic of Philippines

0.88%, 5/17/2027	EUR 1,180	1,210

2.46%, 5/5/2030	2,610	2,656

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	7

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Foreign Government Securities — continued

Philippines — continued

7.75%, 1/14/2031	2,000	2,928

3.70%, 2/2/2042	550	634

2.95%, 5/5/2045	2,450	2,517

		9,945

Poland — 0.8%

Republic of Poland 2.75%, 4/25/2028	PLN14,500	3,859

Qatar — 2.5%

State of Qatar

3.75%, 4/16/2030 (a)	1,240	1,356

4.63%, 6/2/2046 (b)	3,250	3,829

4.82%, 3/14/2049 (b)	2,550	3,068

4.82%, 3/14/2049 (a)	1,545	1,859

4.40%, 4/16/2050 (a)	1,620	1,841

		11,953

Romania — 1.2%

Romania Government Bond

2.00%, 1/28/2032 (a)	EUR1,890	1,761

4.63%, 4/3/2049 (b)	EUR1,889	2,080

4.63%, 4/3/2049 (a)	EUR1,550	1,707

		5,548

Russia — 3.1%

Russian Federation

5.10%, 3/28/2035 (b)	1,800	2,111

5.88%, 9/16/2043 (b)	5,000	6,569

5.25%, 6/23/2047 (b)	5,000	6,208

		14,888

Saudi Arabia — 1.2%

Kingdom of Saudi Arabia

0.75%, 7/9/2027 (a)	EUR1,990	2,063

3.63%, 3/4/2028 (b)	800	839

2.00%, 7/9/2039 (a)	EUR1,040	1,040

4.50%, 10/26/2046 (b)	1,460	1,515

5.00%, 4/17/2049 (b)	400	442

		5,899

Senegal — 0.1%

Republic of Senegal 6.25%, 7/30/2024 (b)	600	559

Serbia — 2.2%

Republic of Serbia

4.50%, 1/11/2026	RSD 439,890	4,416

5.88%, 2/8/2028	RSD 270,000	2,964

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Serbia — continued

1.50%, 6/26/2029 (a)	EUR3,230	3,044

		10,424

South Africa — 1.2%

Republic of South Africa

4.67%, 1/17/2024	950	939

4.30%, 10/12/2028	2,199	1,842

4.85%, 9/30/2029	1,630	1,398

6.25%, 3/8/2041	1,200	1,052

5.00%, 10/12/2046	400	299

5.75%, 9/30/2049	500	389

		5,919

Sri Lanka — 1.7%

Democratic Socialist Republic of Sri Lanka

6.25%, 10/4/2020 (b)	650	570

6.25%, 7/27/2021 (b)	1,468	1,018

5.75%, 4/18/2023 (b)	1,500	876

6.35%, 6/28/2024 (a)	720	425

6.85%, 11/3/2025 (b)	2,200	1,256

6.20%, 5/11/2027 (b)	600	341

6.75%, 4/18/2028 (b)	5,558	3,078

7.85%, 3/14/2029 (b)	1,460	821

		8,385

Thailand — 0.9%

Kingdom of Thailand 1.60%, 6/17/2035	THB 131,000	4,161

Turkey — 2.5%

Republic of Turkey

5.75%, 3/22/2024	1,600	1,544

5.20%, 2/16/2026	EUR1,130	1,180

4.88%, 10/9/2026	2,000	1,759

5.13%, 2/17/2028	1,550	1,349

7.63%, 4/26/2029	2,000	1,970

4.88%, 4/16/2043	5,237	3,803

Turkiye Ihracat Kredi Bankasi A/S 8.25%, 1/24/2024 (a)	340	348

		11,953

Ukraine — 3.8%

Ukraine Government Bond

Zero Coupon, 5/6/2020 (b)	UAH48,500	1,663

14.64%, 6/10/2020 (b)	UAH6,867	247

7.75%, 9/1/2020 (b)	1,400	1,363

17.25%, 9/30/2020 (b)	UAH28,687	1,068

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Foreign Government Securities — continued

Ukraine — continued

7.75%, 9/1/2021 (b)	900	864

7.75%, 9/1/2022 (b)	1,289	1,225

7.75%, 9/1/2023 (b)	2,350	2,227

7.75%, 9/1/2024 (b)	1,150	1,087

15.84%, 2/26/2025 (b)	UAH 88,180	3,423

7.75%, 9/1/2025 (b)	2,800	2,615

7.75%, 9/1/2026 (b)	1,300	1,206

0.00%, 5/31/2040 (b) (e)	1,756	1,287

		18,275

United Arab Emirates — 0.6%

United Arab Emirates Government Bond 4.13%, 10/11/2047 (b)	2,550	2,870

Uruguay — 1.5%

Oriental Republic of Uruguay

7.88%, 1/15/2033	2,400	3,345

5.10%, 6/18/2050	1,488	1,688

4.98%, 4/20/2055	1,960	2,221

		7,254

Uzbekistan — 0.2%

Republic of Uzbekistan 4.75%, 2/20/2024 (b)	1,000	1,004

Venezuela, Bolivarian Republic of — 0.1%

Bolivarian Republic of Venezuela

7.75%, 10/13/2019 (b) (c)	91	8

12.75%, 8/23/2022 (b) (c)	1,470	125

9.25%, 5/7/2028 (b) (c)	2,130	181

		314

Vietnam — 0.3%

Socialist Republic of Vietnam 4.80%, 11/19/2024 (b)	1,200	1,238

Zambia — 0.2%

Republic of Zambia 8.97%, 7/30/2027 (b)	2,745	884

Total Foreign Government Securities (Cost $366,466)		313,864

Corporate Bonds — 22.7%

Argentina — 0.0% (f)

YPF SA

8.75%, 4/4/2024 (b)	101	53

8.50%, 6/27/2029 (a)	380	174

		227

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Azerbaijan — 0.3%

State Oil Co. of the Azerbaijan Republic 6.95%, 3/18/2030 (b)	1,400	1,465

Bahrain — 0.4%

Batelco International Finance No. 1 Ltd. 4.25%, 5/1/2020 (b)	520	521

Oil and Gas Holding Co. BSCC (The)

7.63%, 11/7/2024 (a)	500	482

8.38%, 11/7/2028 (a)	1,100	1,067

		2,070

Belarus — 0.4%

Development Bank of the Republic of Belarus JSC 6.75%, 5/2/2024 (a)	1,870	1,720

Brazil — 0.9%

Banco do Brasil SA 4.63%, 1/15/2025 (b)	200	194

Cemig Geracao e Transmissao SA 9.25%, 12/5/2024 (a)	1,100	1,146

GUSAP III LP 4.25%, 1/21/2030 (a)	230	209

Klabin Austria GmbH 7.00%, 4/3/2049 (b)	200	197

MV24 Capital BV 6.75%, 6/1/2034 (a)	355	300

Petrobras Global Finance BV 6.90%, 3/19/2049	1,702	1,634

Prumo Participacoes e Investimentos S/A 7.50%, 12/31/2031 (a)	461	393

		4,073

Cayman Islands — 0.6%

Bioceanico Sovereign Certificate Ltd. Zero Coupon, 6/5/2034 (a)	4,310	2,657

Chile — 0.9%

Corp. Nacional del Cobre de Chile

3.63%, 8/1/2027 (b)	266	267

3.70%, 1/30/2050 (a)	500	453

Empresa de Transporte de Pasajeros Metro SA 5.00%, 1/25/2047 (b)	400	419

Empresa Electrica Cochrane SpA 5.50%, 5/14/2027 (a)	220	212

Empresa Nacional del Petroleo

3.75%, 8/5/2026 (b)	700	674

5.25%, 11/6/2029 (a)	1,750	1,830

4.50%, 9/14/2047 (b)	400	360

Kenbourne Invest SA 6.88%, 11/26/2024 (a)	260	242

		4,457

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	9

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

China — 1.5%

Agile Group Holdings Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 11.25%), 8.38%, 12/4/2023 (b) (g) (h) (i)	210	195

Avi Funding Co. Ltd. 3.80%, 9/16/2025 (b)	900	987

CDBL Funding 1 4.25%, 12/2/2024 (b)	452	492

Chinalco Capital Holdings Ltd. 4.00%, 8/25/2021 (b)	1,100	1,086

CNAC HK Finbridge Co. Ltd. 4.13%, 7/19/2027 (b)	400	412

GCL New Energy Holdings Ltd. 7.10%, 1/30/2021 (b)	200	130

Hong Kong Red Star Macalline Universal Home Furnishings Ltd. 3.38%, 9/21/2022 (b)	200	177

Hongkong International Qingdao Co. Ltd. 4.25%, 12/4/2022 (b)	220	222

Minmetals Bounteous Finance BVI Ltd. 4.20%, 7/27/2026 (b)	1,000	1,077

Redsun Properties Group Ltd. 9.95%, 4/11/2022 (b)	200	184

Sinopec Group Overseas Development 2013 Ltd. 5.38%, 10/17/2043 (b)	672	900

Three Gorges Finance I Cayman Islands Ltd. 3.70%, 6/10/2025 (b)	800	864

Yango Justice International Ltd. 10.25%, 3/18/2022 (b)	380	372

		7,098

Colombia — 0.7%

Bancolombia SA

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.93%), 4.88%, 10/18/2027 (h)	290	257

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.94%), 4.62%, 12/18/2029 (h)	400	345

Ecopetrol SA 5.88%, 5/28/2045	1,220	1,074

Empresas Publicas de Medellin ESP 4.25%, 7/18/2029 (a)	1,520	1,427

Geopark Ltd. 6.50%, 9/21/2024 (a)	250	178

Termocandelaria Power Ltd. 7.88%, 1/30/2029 (b)	230	222

		3,503

Congo, Democratic Republic of the — 0.1%

HTA Group Ltd. 9.13%, 3/8/2022 (b)	350	338

Costa Rica — 0.2%

Instituto Costarricense de Electricidad

6.95%, 11/10/2021 (b)	600	550

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Costa Rica — continued

6.38%, 5/15/2043 (b)	500	315

		865

Ecuador — 0.1%

Petroamazonas EP 4.63%, 11/6/2020 (a) (c)	1,155	525

El Salvador — 0.1%

AES El Salvador Trust II 6.75%, 3/28/2023 (b)	400	336

Georgia — 0.3%

Georgian Railway JSC 7.75%, 7/11/2022 (b)	1,100	1,045

TBC Bank JSC 5.75%, 6/19/2024 (a)	350	315

		1,360

Guatemala — 0.1%

Energuate Trust 5.88%, 5/3/2027 (b)	400	370

Hong Kong — 0.3%

King Power Capital Ltd. 5.63%, 11/3/2024 (b)	900	1,013

Metropolitan Light Co. Ltd. 5.50%, 11/21/2022 (a)	286	285

Sun Hung Kai Properties Capital Market Ltd. 3.75%, 2/25/2029 (b)	200	218

		1,516

Hungary — 0.2%

MFB Magyar Fejlesztesi Bank Zrt. 6.25%, 10/21/2020 (b)	1,000	1,023

India — 0.2%

Azure Power Solar Energy Pvt Ltd. 5.65%, 12/24/2024 (b)	200	184

Bharat Petroleum Corp. Ltd. 4.63%, 10/25/2022 (b)	350	346

Greenko Dutch BV 5.25%, 7/24/2024 (a)	300	264

Vedanta Resources Ltd. 6.38%, 7/30/2022 (b)	360	132

		926

Indonesia — 2.4%

Bank Mandiri Persero Tbk. PT 3.75%, 4/11/2024 (b)	200	193

Indonesia Asahan Aluminium Persero PT

5.71%, 11/15/2023 (b)	850	872

6.53%, 11/15/2028 (a)	1,352	1,453

6.76%, 11/15/2048 (b)	2,350	2,538

6.76%, 11/15/2048 (a)	1,538	1,661

Medco Platinum Road Pte. Ltd. 6.75%, 1/30/2025 (b)	200	124

Pertamina Persero PT

5.63%, 5/20/2043 (b)	820	834

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Indonesia — continued

6.50%, 11/7/2048 (b)	300	336

4.70%, 7/30/2049 (b)	388	358

Perusahaan Listrik Negara PT

4.13%, 5/15/2027 (b)	600	596

3.88%, 7/17/2029 (a)	880	855

5.25%, 5/15/2047 (b)	700	704

4.88%, 7/17/2049 (a)	678	652

SSMS Plantation Holdings Pte. Ltd. 7.75%, 1/23/2023 (b)	300	175

		11,351

Israel — 0.1%

Bank Leumi Le-Israel BM (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.63%), 3.27%, 1/29/2031 (b) (h)	400	369

Kazakhstan — 1.4%

Kazakhstan Temir Zholy Finance BV 6.95%, 7/10/2042 (b)	586	675

KazMunayGas National Co. JSC

4.75%, 4/19/2027 (b)	2,200	2,129

5.75%, 4/19/2047 (b)	2,498	2,485

KazTransGas JSC 4.38%, 9/26/2027 (b)	1,450	1,373

		6,662

Kuwait — 0.0% (f)

NBK Tier 1 Financing 2 Ltd. (USD Swap Semi 6 Year + 2.83%), 4.50%, 11/27/2025 (b) (g) (h) (i)	200	183

Malaysia — 0.7%

Gohl Capital Ltd. 4.25%, 1/24/2027 (b)	350	326

Petronas Capital Ltd.

3.50%, 4/21/2030 (a)	980	1,026

4.50%, 3/18/2045 (b)	1,150	1,250

4.55%, 4/21/2050 (a)	890	969

		3,571

Mexico — 2.5%

Alfa SAB de CV

5.25%, 3/25/2024 (b)	200	199

6.88%, 3/25/2044 (b)	200	199

Banco Nacional de Comercio Exterior SNC

4.38%, 10/14/2025 (b)	500	494

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 3.80%, 8/11/2026 (b) (h)	500	478

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Mexico — continued

BBVA Bancomer SA (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.65%), 5.13%, 1/18/2033 (b) (h)	220	188

Fomento Economico Mexicano SAB de CV 3.50%, 1/16/2050	200	192

Mexico Generadora de Energia S de rl 5.50%, 12/6/2032 (b)	328	323

Orbia Advance Corp. SAB de CV 5.88%, 9/17/2044 (b)	200	192

Petroleos Mexicanos

(ICE LIBOR USD 3 Month + 3.65%), 4.42%, 3/11/2022 (h)	1,349	1,207

5.38%, 3/13/2022	1,300	1,229

3.50%, 1/30/2023	500	440

6.49%, 1/23/2027 (a)	903	730

6.75%, 9/21/2047	831	574

7.69%, 1/23/2050 (b)	3,820	2,808

7.69%, 1/23/2050 (a)	1,032	758

6.95%, 1/28/2060 (a)	2,509	1,756

		11,767

Mongolia — 0.7%

Trade & Development Bank of Mongolia LLC 9.38%, 5/19/2020 (b)	3,500	3,465

Morocco — 1.3%

OCP SA 6.88%, 4/25/2044 (b)	5,440	6,467

Norway — 0.1%

DNO ASA 8.75%, 5/31/2023 (b)	400	256

Panama — 0.4%

Aeropuerto Internacional de Tocumen SA 6.00%, 11/18/2048 (b)	700	712

Cable Onda SA 4.50%, 1/30/2030 (a)	200	190

Empresa de Transmision Electrica SA 5.13%, 5/2/2049 (a)	850	864

		1,766

Paraguay — 0.1%

Telefonica Celular del Paraguay SA 5.88%, 4/15/2027 (a)	310	298

Peru — 1.3%

Corp. Financiera de Desarrollo SA 4.75%, 7/15/2025 (b)	1,300	1,358

Fondo MIVIVIENDA SA 3.50%, 1/31/2023 (b)	1,300	1,303

Lima Metro Line 2 Finance Ltd. 4.35%, 4/5/2036 (a)	1,410	1,435

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	11

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Peru — continued

Peru LNG Srl 5.38%, 3/22/2030 (b)	200	111

Petroleos del Peru SA 4.75%, 6/19/2032 (b)	1,850	1,804

Southern Copper Corp. 5.88%, 4/23/2045	70	79

		6,090

Philippines — 0.1%

Philippine National Bank 3.28%, 9/27/2024 (b)	210	205

Rizal Commercial Banking Corp.

4.13%, 3/16/2023 (b)	280	281

3.00%, 9/11/2024 (b)	220	210

		696

Qatar — 0.0% (f)

AKCB Finance Ltd. 4.75%, 10/9/2023 (b)	200	210

Russia — 0.1%

Sovcombank (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.43%), 8.00%, 4/7/2030 (a) (h)	300	291

Saudi Arabia — 0.4%

Saudi Arabian Oil Co. 3.50%, 4/16/2029 (b)	2,050	2,063

Singapore — 0.0% (f)

Olam International Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.29%), 5.35%, 7/20/2021 (b) (g) (h) (i)	200	176

South Africa — 1.0%

Eskom Holdings SOC Ltd.

5.75%, 1/26/2021 (b)	800	714

6.75%, 8/6/2023 (b)	2,350	1,739

7.13%, 2/11/2025 (b)	210	152

8.45%, 8/10/2028 (b)	1,085	765

Liquid Telecommunications Financing plc 8.50%, 7/13/2022 (a)	200	169

Sasol Financing USA LLC 6.50%, 9/27/2028	360	236

Standard Bank Group Ltd. (USD ICE Swap Rate 5 Year + 3.75%), 5.95%, 5/31/2029 (b) (h)	270	253

Transnet SOC Ltd. 4.00%, 7/26/2022 (b)	600	548

		4,576

South Korea — 0.3%

Heungkuk Life Insurance Co. Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.47%), 4.48%, 11/9/2022 (b) (g) (h) (i)	1,330	1,197

Woori Bank (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.66%), 4.25%, 10/4/2024 (a) (g) (h) (i)	320	301

		1,498

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Spain — 0.1%

Ajecorp BV 6.50%, 5/14/2022 (b)	190	161

International Airport Finance SA 12.00%, 3/15/2033 (a)	250	155

		316

Thailand — 0.2%

Kasikornbank PCL (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.70%), 3.34%, 10/2/2031 (b) (h)	400	354

Thaioil Treasury Center Co. Ltd. 4.63%, 11/20/2028 (b)	590	591

		945

Trinidad and Tobago — 0.4%

Trinidad Petroleum Holdings Ltd. 9.75%, 6/15/2026 (a)	2,200	1,973

Turkey — 0.1%

Mersin Uluslararasi Liman Isletmeciligi A/S 5.38%, 11/15/2024 (a)	241	238

Ronesans Gayrimenkul Yatirim A/S 7.25%, 4/26/2023 (a)	281	237

Turkiye Sinai Kalkinma Bankasi A/S 6.00%, 1/23/2025 (a)	200	184

		659

Ukraine — 0.1%

Metinvest BV 8.50%, 4/23/2026 (b)	350	234

State Savings Bank of Ukraine 9.63%, 3/20/2025 (b) (d)	300	283

		517

United Arab Emirates — 1.5%

Abu Dhabi Crude Oil Pipeline LLC 4.60%, 11/2/2047 (b)	1,050	1,124

DP World plc 5.63%, 9/25/2048 (b)	200	191

EA Partners I BV 6.88%, 9/28/2020 (b) (c)	2,751	880

EA Partners II BV 6.75%, 6/1/2021 (b) (c)	1,076	355

MAF Global Securities Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.54%), 6.37%, 3/20/2026 (b) (g) (h) (i)	340	256

MDGH — GMTN BV

3.75%, 4/19/2029 (b)	861	920

2.88%, 11/7/2029 (a)	1,450	1,453

3.70%, 11/7/2049 (a)	2,200	2,134

		7,313

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	APRIL 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United Kingdom — 0.1%

CK Hutchison Capital Securities 17 Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.07%), 4.00%, 5/12/2022 (b) (g) (h) (i)	400	378

United States — 0.0% (f)

Rutas 2 and 7 Finance Ltd. Zero Coupon, 9/30/2036 (a)	300	184

Venezuela, Bolivarian Republic of — 0.0% (f)

Petroleos de Venezuela SA

8.50%, 10/27/2020 (b) (c)	624	94

9.00%, 11/17/2021 (b) (c)	1,240	46

12.75%, 2/17/2022 (b) (c)	770	29

5.38%, 4/12/2027 (b) (c)	730	27

		196

Total Corporate Bonds (Cost $121,777)		108,765

U.S. Government Agency Securities — 0.5%

Israel — 0.5%

Israel Government AID Bond 4.50%, 1/30/2043 (Cost $2,137)	1,900	2,289

Options Purchased — 0.3%

Call Options Purchased — 0.1%
European Union — 0.0% (f)

Foreign Exchange EUR/ILS 9/9/2020 at EUR 3.90, Vanilla, European Style Notional Amount: EUR 10,451 Counterparty: Goldman Sachs International*	EUR 10,451,000	162

United States — 0.1%

Foreign Exchange USD/ILS 9/9/2020 at USD 3.50, Vanilla, European Style Notional Amount: USD 11,499 Counterparty: Goldman Sachs International*	11,498,500	181

Total Call Options Purchased		343

Put Options Purchased — 0.2%

United States — 0.2%

Foreign Exchange USD/JPY 8/14/2020 at USD 108.00, Vanilla, European Style Notional Amount: USD 38,409 Counterparty: Citibank, NA*	38,409,375	814

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Foreign Exchange USD/JPY 8/14/2020 at USD 102.00, Vanilla, European Style Notional Amount: USD 38,390 Counterparty: Citibank, NA*	38,390,000	217

Total Put Options Purchased		1,031

Total Options Purchased (Cost $1,328)		1,374

Supranational — 0.1%

Supranational — 0.1%

Africa Finance Corp. 4.38%, 4/17/2026 (a)	270	270

African Export-Import Bank (The) 4.13%, 6/20/2024 (b)	200	196

Total Supranational (Cost $475)		466

	Shares (000)
Short-Term Investments — 7.9%

Investment Companies — 7.9%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.63% (j) (k) (Cost $37,967)	37,983	38,013

Total Investments — 96.9% (Cost $530,150)		464,771
Other Assets Less Liabilities — 3.1%		14,817

NET ASSETS — 100.0%		479,588

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	13

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Abbreviations

CZK	Czech Republic Koruna
DOP	Dominican Republic Peso
EUR	Euro
GMTN	Global medium term note
ICE	Intercontinental Exchange
IDR	Indonesian Rupiah
ILS	Israeli Shekel
JPY	Japanese Yen
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
PT	Limited liability company
RSD	Serbian dinar
THB	Thai Baht
UAH	Ukrainian Hryvnia
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)	Defaulted security.
(d)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of April 30, 2020.
(e)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of April 30, 2020.
(f)	Amount rounds to less than 0.1% of net assets.
(g)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of April 30, 2020.
(h)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of April 30, 2020.
(i)	Security is an interest bearing note with preferred security characteristics.
(j)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(k)	The rate shown is the current yield as of April 30, 2020.
*	Non-income producing security.

Futures contracts outstanding as of April 30, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

U.S. Treasury 2 Year Note	269	06/2020	USD	59,287	1,006

Abbreviations
USD	United States Dollar

Forward foreign currency exchange contracts outstanding as of April 30, 2020 (amounts in thousands):
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
EUR	496	USD	542	Goldman Sachs International	5/15/2020	1
EUR	2,554	USD	2,760	State Street Corp.	5/15/2020	40
USD	1,917	TRY	12,007	BNP Paribas	5/22/2020	204
USD	964	TRY	6,047	Citibank, NA	5/22/2020	101
AUD	2,426	USD	1,551	State Street Corp.	5/27/2020	30
CLP	2,402,505	USD	2,830	Barclays Bank plc**	5/27/2020	50
COP	5,586,877	USD	1,381	Barclays Bank plc**	5/27/2020	27
COP	2,766,783	USD	690	Goldman Sachs International**	5/27/2020	7
CZK	34,784	EUR	1,281	BNP Paribas	5/27/2020	3
KRW	851,463	USD	693	Barclays Bank plc**	5/27/2020	8
PLN	12,064	USD	2,902	BNP Paribas	5/27/2020	5
USD	125	AUD	192	HSBC Bank, NA	5/27/2020	—	(a)

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	APRIL 30, 2020

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	3,964	COP	15,372,470	Barclays Bank plc**	5/27/2020	90
USD	698	COP	2,762,591	Goldman Sachs International**	5/27/2020	2
USD	1,337	EUR	1,219	Goldman Sachs International	5/27/2020	— (a)
USD	2,624	TRY	18,103	Merrill Lynch International	5/27/2020	45
AUD	1,324	USD	862	Goldman Sachs International	6/23/2020	1
AUD	32,316	USD	19,821	HSBC Bank, NA	6/23/2020	1,241
CAD	1,627	JPY	122,478	Merrill Lynch International	6/23/2020	27
CAD	12,275	USD	8,695	BNP Paribas	6/23/2020	125
CAD	3,105	USD	2,193	Goldman Sachs International	6/23/2020	38
CAD	12,276	USD	8,735	TD Bank Financial Group	6/23/2020	85
COP	3,790,355	USD	928	Barclays Bank plc**	6/23/2020	25
EUR	7,893	USD	8,615	Goldman Sachs International	6/23/2020	44
HUF	393,692	USD	1,204	Goldman Sachs International	6/23/2020	19
HUF	66,518	USD	206	HSBC Bank, NA	6/23/2020	1
JPY	1,200,077	USD	11,161	Credit Suisse International	6/23/2020	31
MXN	106,716	USD	4,358	Barclays Bank plc	6/23/2020	34
MXN	73,945	USD	3,008	Citibank, NA	6/23/2020	35
MXN	143,205	USD	5,877	Goldman Sachs International	6/23/2020	17
MXN	90,587	USD	3,712	State Street Corp.	6/23/2020	16
MYR	19,173	USD	4,407	Standard Chartered Bank**	6/23/2020	42
PLN	1,185	USD	284	Citibank, NA	6/23/2020	1
RUB	808,280	USD	10,060	Barclays Bank plc**	6/23/2020	710
SGD	16,325	USD	11,306	Goldman Sachs International	6/23/2020	273
USD	14,795	CAD	20,500	Barclays Bank plc	6/23/2020	66
USD	21,806	CAD	30,047	Goldman Sachs International	6/23/2020	218
USD	1,109	CZK	25,955	Citibank, NA	6/23/2020	59
USD	7,380	EUR	6,611	Barclays Bank plc	6/23/2020	128
USD	30,927	EUR	27,304	State Street Corp.	6/23/2020	974
USD	2,679	HUF	818,908	Citibank, NA	6/23/2020	135
USD	4,390	IDR	65,442,590	BNP Paribas**	6/23/2020	116
USD	1,216	JPY	123,999	Merrill Lynch International	6/23/2020	59
USD	6,085	JPY	651,491	Royal Bank of Canada	6/23/2020	9
USD	6,089	JPY	651,491	Standard Chartered Bank	6/23/2020	13
USD	30,987	JPY	3,234,778	State Street Corp.	6/23/2020	821
USD	185	MXN	4,205	Goldman Sachs International	6/23/2020	13
USD	10,016	MXN	239,228	HSBC Bank, NA	6/23/2020	171
USD	6,850	MYR	28,646	Standard Chartered Bank**	6/23/2020	203
USD	9,171	PLN	35,958	BNP Paribas	6/23/2020	506
USD	108	PLN	412	Goldman Sachs International	6/23/2020	9
USD	4,768	RUB	350,315	Barclays Bank plc**	6/23/2020	100
USD	5,938	TRY	40,587	Barclays Bank plc	6/23/2020	207
USD	11,035	TRY	71,544	BNP Paribas	6/23/2020	933
USD	3,083	TRY	20,579	Goldman Sachs International	6/23/2020	177
USD	5,782	ZAR	101,942	HSBC Bank, NA	6/23/2020	310

Total unrealized appreciation						8,605

EUR	602	USD	661	Goldman Sachs International	5/15/2020	(2)
USD	36,136	EUR	33,200	Citibank, NA	5/15/2020	(254)
TRY	6,002	USD	960	Goldman Sachs International	5/22/2020	(104)
COP	1,641,178	USD	419	Citibank, NA**	5/27/2020	(5)
CZK	34,381	EUR	1,278	BNP Paribas	5/27/2020	(10)
MXN	52,017	USD	2,178	Goldman Sachs International	5/27/2020	(28)
RUB	50,559	USD	682	Barclays Bank plc**	5/27/2020	(5)
RUB	170,555	USD	2,306	Goldman Sachs International**	5/27/2020	(22)
TRY	6,955	USD	1,009	BNP Paribas	5/27/2020	(18)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	15

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
TRY	4,786	USD	689	Goldman Sachs International	5/27/2020	(7)
USD	1,404	AUD	2,235	Citibank, NA	5/27/2020	(52)
USD	697	BRL	3,920	Barclays Bank plc**	5/27/2020	(23)
USD	698	CAD	990	BNP Paribas	5/27/2020	(14)
USD	695	CLP	595,900	Goldman Sachs International**	5/27/2020	(19)
USD	710	COP	2,820,200	Barclays Bank plc**	5/27/2020	(1)
USD	689	GBP	559	Barclays Bank plc	5/27/2020	(15)
USD	1,532	PHP	77,854	Goldman Sachs International**	5/27/2020	(8)
USD	697	PHP	35,598	Standard Chartered Bank**	5/27/2020	(8)
USD	699	RUB	52,368	Barclays Bank plc**	5/27/2020	(3)
USD	1,529	SEK	15,199	HSBC Bank, NA	5/27/2020	(30)
CAD	9,825	USD	7,133	Citibank, NA	6/23/2020	(73)
CAD	1,544	USD	1,117	Merrill Lynch International	6/23/2020	(7)
CAD	9,894	USD	7,133	Royal Bank of Canada	6/23/2020	(25)
COP	19,902,973	USD	5,048	Standard Chartered Bank**	6/23/2020	(44)
EUR	5,128	AUD	8,887	HSBC Bank, NA	6/23/2020	(166)
EUR	10,288	AUD	17,808	TD Bank Financial Group	6/23/2020	(321)
EUR	7,267	USD	8,327	Goldman Sachs International	6/23/2020	(355)
EUR	1,310	USD	1,451	Merrill Lynch International	6/23/2020	(14)
EUR	19,802	USD	22,546	State Street Corp.	6/23/2020	(823)
HUF	358,698	USD	1,173	Citibank, NA	6/23/2020	(58)
JPY	1,425,980	USD	13,584	Goldman Sachs International	6/23/2020	(286)
JPY	3,358,777	USD	31,690	Royal Bank of Canada	6/23/2020	(367)
MYR	935	USD	220	BNP Paribas**	6/23/2020	(3)
MYR	10,041	USD	2,340	Standard Chartered Bank**	6/23/2020	(10)
PLN	34,491	USD	8,736	HSBC Bank, NA	6/23/2020	(425)
PLN	693	USD	174	TD Bank Financial Group	6/23/2020	(7)
TRY	35,772	USD	5,708	Barclays Bank plc	6/23/2020	(657)
TRY	35,772	USD	5,711	Goldman Sachs International	6/23/2020	(660)
TRY	20,579	USD	3,147	HSBC Bank, NA	6/23/2020	(241)
USD	20,270	AUD	32,316	State Street Corp.	6/23/2020	(792)
USD	5,823	COP	23,693,328	Barclays Bank plc**	6/23/2020	(134)
USD	3,618	CZK	90,134	Citibank, NA	6/23/2020	(29)
USD	2,291	CZK	58,440	Goldman Sachs International	6/23/2020	(74)
USD	5,480	EUR	5,090	BNP Paribas	6/23/2020	(104)
USD	8,542	EUR	7,796	State Street Corp.	6/23/2020	(10)
USD	5,640	IDR	89,741,473	Barclays Bank plc**	6/23/2020	(221)
USD	8,263	MXN	203,172	Barclays Bank plc	6/23/2020	(98)
USD	126	MXN	3,125	Goldman Sachs International	6/23/2020	(4)
USD	5,864	MXN	144,919	HSBC Bank, NA	6/23/2020	(100)
USD	343	MYR	1,503	Standard Chartered Bank**	6/23/2020	(6)
USD	3,920	PLN	16,365	HSBC Bank, NA	6/23/2020	(23)
USD	5,565	RUB	457,966	Barclays Bank plc**	6/23/2020	(538)
USD	11,500	SGD	16,467	HSBC Bank, NA	6/23/2020	(179)
USD	3,050	THB	99,148	BNP Paribas	6/23/2020	(14)
USD	1,122	THB	36,437	HSBC Bank, NA	6/23/2020	(4)
ZAR	732	USD	45	Citibank, NA	6/23/2020	(5)
ZAR	101,210	USD	5,623	State Street Corp.	6/23/2020	(191)

Total unrealized depreciation						(7,696)

Net unrealized appreciation						909

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	APRIL 30, 2020

Abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chile Peso
COP	Colombian Peso
CZK	Czech Republic Koruna
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	Korean Republic Won
MXN	Mexican Peso

MYR	Malaysian Ringgit
PHP	Philippines Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

(a)	Amount rounds to less than one thousand.
**	Non-deliverable forward.

Over-the-Counter (“OTC”) Credit default swap contracts outstanding — buy protection(a) as of April 30, 2020 (amounts in thousands):
REFERENCE OBLIGATION/ INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (b)	NOTIONAL AMOUNT (c)	UPFRONT PAYMENTS (RECEIPTS) ($) (d)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
Republic of Colombia, 10.38%, 1/28/2033	1.00	Quarterly	Goldman Sachs International	6/20/2025	2.41	USD 6,000	315	86	401

Centrally Cleared Credit default swap contracts outstanding — buy protection(a) as of April 30, 2020 (amounts in thousands):
REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (b)	NOTIONAL AMOUNT (c)	UPFRONT PAYMENTS (RECEIPTS) ($) (d)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.EM.33-V1	1.00	Quarterly	6/20/2025	3.35	USD 18,563	2,550	(566)	1,984
CDX.NA.EM.33-V1	1.00	Quarterly	6/20/2025	3.35	USD 55,030	5,210	672	5,882
CDX.NA.EM.33-V1	1.00	Quarterly	6/20/2025	3.35	USD 7,000	774	(26)	748

						8,534	80	8,614

(a)

The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(b)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(c)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(d)

Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Centrally Cleared Interest rate swap contracts outstanding as of April 30, 2020 (amounts in thousands):
FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT		UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
4 week TIIE monthly	5.52 monthly	Pay	4/17/2025	MXN	150,000	—	5

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	17

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

Abbreviations

CDX	Credit Default Swap Index
MXN	Mexican Peso
TIIE	Interbank Equilibrium Interest Rate
USD	United States Dollar

(a)	Value of floating rate index at April 30, 2020 was 6.26%.

Summary of total OTC swap contracts outstanding as of April 30, 2020 (amounts in thousands):
	NET UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE ($)
Assets
OTC Credit default swap contracts outstanding — buy protection	315	401

Written Call Options Contracts as of April 30, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
Foreign Exchange EUR/ILS	Goldman Sachs International	10,451,000	EUR 10,451	EUR 3.90	9/9/2020	(162)
Foreign Exchange USD/ILS	Goldman Sachs International	11,498,500	USD 11,499	USD 3.50	9/9/2020	(181)

						(343)

Written Put Options Contracts as of April 30, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
Foreign Exchange USD/JPY	Citibank, NA	38,409,375	USD 38,409	USD 102.00	8/14/2020	(217)
Foreign Exchange USD/JPY	Citibank, NA	38,390,000	USD 38,390	USD 108.00	8/14/2020	(814)

						(1,031)

Total Written Options Contracts (Premiums Received $2,728)						(1,374)

Abbreviations

EUR	Euro
JPY	Japanese Yen
ILS	Israeli Shekel
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	APRIL 30, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2020	J.P. MORGAN FUNDS	19

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2020 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Emerging Markets Strategic Debt Fund
ASSETS:
Investments in non-affiliates, at value	$425,384
Investments in affiliates, at value	38,013
Options purchased, at value	1,374
Cash	1,284
Foreign currency, at value	915
Deposits at broker for futures contracts	215
Deposits at broker for centrally cleared swaps	6,392
Receivables:
Due from custodian	1,050
Investment securities sold	83,916
Fund shares sold	908
Interest from non-affiliates	6,623
Dividends from affiliates	27
Tax reclaims	86
Unrealized appreciation on forward foreign currency exchange contracts	8,605
Outstanding OTC swap contracts, at value (net upfront payments of $315)	401

Total Assets	575,193

LIABILITIES:
Payables:
Investment securities purchased	7,348
Fund shares redeemed	78,289
Variation margin on futures contracts	2
Unrealized depreciation on forward foreign currency exchange contracts	7,696
Outstanding options written, at fair value	1,374
Variation margin on centrally cleared swaps (net upfront payments of $8,534)	97
Accrued liabilities:
Investment advisory fees	266
Administration fees	19
Distribution fees	—	(a)
Service fees	—	(a)
Custodian and accounting fees	93
Deferred foreign capital gains tax	237
Other	184

Total Liabilities	95,605

Net Assets	$479,588

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	APRIL 30, 2020

JPMorgan Emerging Markets Strategic Debt Fund
NET ASSETS:
Paid-in-Capital	$629,066
Total distributable earnings (loss)	(149,478)

Total Net Assets	$479,588

Net Assets:
Class A	$460
Class C	90
Class I	2,868
Class R2	24
Class R5	20
Class R6	476,126

Total	$479,588

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	67
Class C	13
Class I	415
Class R2	4
Class R5	3
Class R6	68,206

Net Asset Value (a):
Class A — Redemption price per share	$6.87
Class C — Offering price per share (b)	6.71
Class I — Offering and redemption price per share	6.91
Class R2 — Offering and redemption price per share	6.78
Class R5 — Offering and redemption price per share	6.97
Class R6 — Offering and redemption price per share	6.98
Class A maximum sales charge	3.75%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$7.14

Cost of investments in non-affiliates	$490,855
Cost of investments in affiliates	37,967
Cost of options purchased	1,328
Cost of foreign currency	1,054
Premiums received from options written	2,728

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	21

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2020 (Unaudited)

(Amounts in thousands)

	JPMorgan Emerging Markets Strategic Debt Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$19,305
Interest income from affiliates	2
Dividend income from affiliates	101
Income from securities lending (net) (See Note 2.C.)	1
Foreign taxes withheld (net)	(97)

Total investment income	19,312

EXPENSES:
Investment advisory fees	2,267
Administration fees	262
Distribution fees:
Class A	1
Class C	—	(a)
Class R2	—	(a)
Service fees:
Class A	1
Class C	—	(a)
Class I	1
Class R2	—	(a)
Class R5	—	(a)
Custodian and accounting fees	109
Interest expense to affiliates	3
Professional fees	55
Collateral management fees	5
Trustees’ and Chief Compliance Officer’s fees	13
Printing and mailing costs	6
Registration and filing fees	50
Transfer agency fees (See Note 2.H.)	7
Other	12

Total expenses	2,792

Less fees waived	(348)
Less expense reimbursements	(5)

Net expenses	2,439

Net investment income (loss)	16,873

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(43,443	)(b)
Investments in affiliates	—	(a)
Options purchased	(3,829)
Futures contracts	6,082
Foreign currency transactions	864
Forward foreign currency exchange contracts	76
Options written	2,428
Swaps	2,619

Net realized gain (loss)	(35,203)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(78,870	)(c)
Investments in affiliates	45
Options purchased	336
Futures contracts	889
Foreign currency translations	(364)
Forward foreign currency exchange contracts	1,283
Options written	1,390
Swaps	749

Change in net unrealized appreciation/depreciation	(74,542)

Net realized/unrealized gains (losses)	(109,745)

Change in net assets resulting from operations	$(92,872)

(a)	Amount rounds to less than one thousand.
(b)	Net of foreign capital gains tax of approximately $(71,000).
(c)	Net of change in foreign capital gains tax of approximately $54,000.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	APRIL 30, 2020

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Emerging Markets Strategic Debt Fund
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$16,873	$38,979
Net realized gain (loss)	(35,203)	(3,595)
Change in net unrealized appreciation/depreciation	(74,542)	47,630

Change in net assets resulting from operations	(92,872)	83,014

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(15)	(402)
Class C	(3)	(11)
Class I	(31)	(330)
Class R2	(1)	(1)
Class R5	— (a)	(1)
Class R6	(21,113)	(34,359)

Total distributions to shareholders	(21,163)	(35,104)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(133,502)	(5,990)

NET ASSETS:
Change in net assets	(247,537)	41,920
Beginning of period	727,125	685,205

End of period	$479,588	$727,125

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	23

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Emerging Markets Strategic Debt Fund
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,395	$2,349
Distributions reinvested	15	402
Cost of shares redeemed	(1,427)	(43,448)

Change in net assets resulting from Class A capital transactions	$(17)	$(40,697)

Class C
Proceeds from shares issued	$30	$485
Distributions reinvested	3	11
Cost of shares redeemed	(18)	(506)

Change in net assets resulting from Class C capital transactions	$15	$(10)

Class I
Proceeds from shares issued	$3,259	$10,081
Distributions reinvested	31	330
Cost of shares redeemed	(624)	(23,973)

Change in net assets resulting from Class I capital transactions	$2,666	$(13,562)

Class R2
Proceeds from shares issued	$— (a)	$1
Distributions reinvested	1	1
Cost of shares redeemed	— (a)	— (a)

Change in net assets resulting from Class R2 capital transactions	$1	$2

Class R5
Distributions reinvested	— (a)	1
Cost of shares redeemed	— (a)	— (a)

Change in net assets resulting from Class R5 capital transactions	$— (a)	$1

Class R6
Proceeds from shares issued	$36,833	$230,565
Distributions reinvested	21,113	34,359
Cost of shares redeemed	(194,113)	(216,648)

Change in net assets resulting from Class R6 capital transactions	$(136,167)	$48,276

Total change in net assets resulting from capital transactions	$(133,502)	$(5,990)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	APRIL 30, 2020

	JPMorgan Emerging Markets Strategic Debt Fund
	Six Months Ended April 30, 2020 (Unaudited)		Year Ended October 31, 2019
SHARE TRANSACTIONS:
Class A
Issued	201		310
Reinvested	2		54
Redeemed	(205)		(5,749)

Change in Class A Shares	(2)		(5,385)

Class C
Issued	4		64
Reinvested	—	(a)	2
Redeemed	(2)		(68)

Change in Class C Shares	2		(2)

Class I
Issued	404		1,299
Reinvested	4		43
Redeemed	(82)		(3,085)

Change in Class I Shares	326		(1,743)

Class R2
Issued	—	(a)	— (a)
Reinvested	—	(a)	1
Redeemed	—	(a)	— (a)

Change in Class R2 Shares	—	(a)	1

Class R5
Reinvested	—	(a)	— (a)
Redeemed	—		— (a)

Change in Class R5 Shares	—	(a)	— (a)

Class R6
Issued	4,687		29,498
Reinvested	2,683		4,336
Redeemed	(27,240)		(27,012)

Change in Class R6 Shares	(19,870)		6,822

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	25

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital	Total distributions
JPMorgan Emerging Markets Strategic Debt Fund
Class A
Six Months Ended April 30, 2020 (Unaudited)	$8.10	$0.17		$(1.18)	$(1.01)	$(0.22)	$—	$(0.22)
Year Ended October 31, 2019	7.61	0.39		0.43	0.82	(0.33)	—	(0.33)
Year Ended October 31, 2018	8.31	0.35		(0.75)	(0.40)	(0.30)	—	(0.30)
Year Ended October 31, 2017	8.18	0.37		0.05	0.42	(0.29)	—	(0.29)
Year Ended October 31, 2016	7.56	0.28		0.34	0.62	—	—	—
Year Ended October 31, 2015	9.30	0.31	(f)	(2.05)	(1.74)	—	— (g)	— (g)

Class C
Six Months Ended April 30, 2020 (Unaudited)	7.93	0.14		(1.16)	(1.02)	(0.20)	—	(0.20)
Year Ended October 31, 2019	7.47	0.32		0.45	0.77	(0.31)	—	(0.31)
Year Ended October 31, 2018	8.15	0.31		(0.74)	(0.43)	(0.25)	—	(0.25)
Year Ended October 31, 2017	8.05	0.33		0.03	0.36	(0.26)	—	(0.26)
Year Ended October 31, 2016	7.47	0.24		0.34	0.58	—	—	—
Year Ended October 31, 2015	9.23	0.28	(f)	(2.04)	(1.76)	—	—	—

Class I
Six Months Ended April 30, 2020 (Unaudited)	8.16	0.14		(1.16)	(1.02)	(0.23)	—	(0.23)
Year Ended October 31, 2019	7.67	0.40		0.45	0.85	(0.36)	—	(0.36)
Year Ended October 31, 2018	8.37	0.36		(0.74)	(0.38)	(0.32)	—	(0.32)
Year Ended October 31, 2017	8.25	0.39		0.05	0.44	(0.32)	—	(0.32)
Year Ended October 31, 2016	7.61	0.31		0.33	0.64	—	—	—
Year Ended October 31, 2015	9.33	0.34	(f)	(2.05)	(1.71)	— (g)	(0.01)	(0.01)

Class R2
Six Months Ended April 30, 2020 (Unaudited)	8.01	0.15		(1.17)	(1.02)	(0.21)	—	(0.21)
Year Ended October 31, 2019	7.54	0.34		0.45	0.79	(0.32)	—	(0.32)
Year Ended October 31, 2018	8.23	0.32		(0.73)	(0.41)	(0.28)	—	(0.28)
Year Ended October 31, 2017	8.12	0.33		0.05	0.38	(0.27)	—	(0.27)
Year Ended October 31, 2016	7.52	0.26		0.34	0.60	—	—	—
Year Ended October 31, 2015	9.27	0.30	(f)	(2.05)	(1.75)	—	—	—

Class R5
Six Months Ended April 30, 2020 (Unaudited)	8.23	0.18		(1.21)	(1.03)	(0.23)	—	(0.23)
Year Ended October 31, 2019	7.73	0.41		0.47	0.88	(0.38)	—	(0.38)
Year Ended October 31, 2018	8.43	0.38		(0.75)	(0.37)	(0.33)	—	(0.33)
Year Ended October 31, 2017	8.31	0.40		0.05	0.45	(0.33)	—	(0.33)
Year Ended October 31, 2016	7.64	0.32		0.35	0.67	—	—	—
Year Ended October 31, 2015	9.36	0.37	(f)	(2.08)	(1.71)	— (g)	(0.01)	(0.01)

Class R6
Six Months Ended April 30, 2020 (Unaudited)	8.24	0.19		(1.21)	(1.02)	(0.24)	—	(0.24)
Year Ended October 31, 2019	7.75	0.41		0.46	0.87	(0.38)	—	(0.38)
Year Ended October 31, 2018	8.45	0.39		(0.76)	(0.37)	(0.33)	—	(0.33)
Year Ended October 31, 2017	8.32	0.42		0.05	0.47	(0.34)	—	(0.34)
Year Ended October 31, 2016	7.65	0.32		0.35	0.67	—	—	—
Year Ended October 31, 2015	9.37	0.36	(f)	(2.07)	(1.71)	— (g)	(0.01)	(0.01)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	APRIL 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c) (d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$6.87	(12.75)%	$460	1.20%	4.33%		1.36%	65%
8.10	10.97	560	1.20	5.18		1.49	164
7.61	(4.95)	41,505	1.19	4.32		1.33	172
8.31	5.21	75,732	1.19	4.50		1.48	148
8.18	8.20	1,036	1.13	3.70		2.43	189
7.56	(18.67)	27,511	1.16	3.75	(f)	1.91	134

6.71	(13.11)	90	1.70	3.81		2.12	65
7.93	10.50	90	1.69	4.17		1.85	164
7.47	(5.38)	94	1.69	3.84		1.84	172
8.15	4.56	301	1.69	4.03		2.66	148
8.05	7.76	52	1.63	3.14		3.65	189
7.47	(19.07)	18	1.67	3.37	(f)	2.24	134

6.91	(12.78)	2,868	0.95	4.02		1.73	65
8.16	11.36	727	0.95	5.12		1.08	164
7.67	(4.71)	14,057	0.94	4.53		1.07	172
8.37	5.40	12,211	0.94	4.67		1.43	148
8.25	8.41	3,723	0.89	3.99		1.51	189
7.61	(18.38)	29,405	0.92	4.04	(f)	1.21	134

6.78	(13.00)	24	1.45	4.07		2.70	65
8.01	10.81	27	1.45	4.42		6.24	164
7.54	(5.11)	24	1.44	4.06		2.20	172
8.23	4.83	21	1.44	4.12		3.49	148
8.12	7.98	20	1.38	3.37		4.61	189
7.52	(18.88)	18	1.41	3.61	(f)	2.00	134

6.97	(12.74)	20	0.80	4.72		1.22	65
8.23	11.63	23	0.80	5.08		0.94	164
7.73	(4.53)	20	0.76	4.72		1.07	172
8.43	5.56	21	0.74	4.82		2.82	148
8.31	8.77	20	0.68	4.07		3.86	189
7.64	(18.29)	19	0.71	4.31	(f)	1.29	134

6.98	(12.69)	476,126	0.70	4.85		0.80	65
8.24	11.58	725,698	0.70	5.17		0.82	164
7.75	(4.45)	629,505	0.69	4.81		0.82	172
8.45	5.73	572,727	0.69	4.94		1.08	148
8.32	8.76	76,275	0.63	4.12		1.25	189
7.65	(18.26)	135,050	0.66	4.29	(f)	0.97	134

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Emerging Markets Strategic Debt Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	Non-Diversified

The investment objective of the Fund is to seek to provide total return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Fund’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s net asset value per share (“NAV”) as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

28	J.P. MORGAN FUNDS	APRIL 30, 2020

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Corporate Bonds	$—	$108,765	$—	$108,765
Foreign Government Securities	—	313,864	—	313,864
Supranational	—	466	—	466
U.S. Government Agency Securities	—	2,289	—	2,289
Options Purchased
Call Options Purchased	—	343	—	343
Put Options Purchased	—	1,031	—	1,031

Total Options Purchased	—	1,374	—	1,374

Short-Term Investments
Investment Companies	38,013	—	—	38,013

Total Investments in Securities	$38,013	$426,758	$—	$464,771

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$8,605	$—	$8,605
Futures Contracts	1,006	—	—	1,006
Swaps	—	763	—	763

Total Appreciation in Other Financial Instruments	$1,006	$9,368	$—	$10,374

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(7,696)	$—	$(7,696)
Options Written
Call Options Written	—	(343)	—	(343)
Put Options Written	—	(1,031)	—	1,031)
Swaps	—	(592)	—	(592)

Total Depreciation in Other Financial Instruments	$—	$(9,662)	$—	$(9,662)

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund.

As of April 30, 2020, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Securities Lending — The Fund is authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund. The Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

APRIL 30, 2020	J.P. MORGAN FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Fund bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Fund to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. For the six months ended April 30, 2020, JPMIM waived fees associated with the Fund’s investment in the JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

$—	(a)

(a)	Amount rounds to less than one thousand.

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).

The Fund did not have any securities out on loan at April 30, 2020.

D. Investment Transactions with Affiliates — The Fund invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the table below are in thousands.

For the six months ended April 30, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2020	Shares at April 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.63% (a) (b)	$6,875	$275,973	$244,880	$—	(c)	$45	$38,013	37,983	$101		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	987	7,376	8,363	—		—	—	—	4	*	—

Total	$7,862	$283,349	$253,243	$—	(c)	$45	$38,013		$105		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2020.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operation as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

E. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

30	J.P. MORGAN FUNDS	APRIL 30, 2020

F. Derivatives — The Fund used derivative instruments including futures, forward foreign currency exchange contracts, options and swaps in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing the Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed its value, as recorded on the Statement of Assets and Liabilities.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Fund.

Notes F(1) — F(4) below describe the various derivatives used by the Fund.

(1). Options — The Fund purchased and sold (“wrote”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statement of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/ depreciation on options purchased on the Statement of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and records a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statement of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation of options written on the Statement of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s over-the-counter (“OTC”) options are subject to master netting agreements.

The Fund may be required to post or receive collateral for over-the-counter options. Cash collateral posted by the Fund is considered restricted.

(2). Futures Contracts — The Fund used treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in

APRIL 30, 2020	J.P. MORGAN FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Fund to interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Fund is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollar without the delivery of the foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(4). Swaps — The Fund engaged in various swap transactions, including credit default and interest rate swaps to manage credit and interest rate (e.g., duration, yield curve) risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statement of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statement of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/ depreciation on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral for OTC swaps.

The central clearinghouse acts as the counterparty to each centrally cleared swap transaction, therefore credit risk is limited to the failure of the clearinghouse.

The Fund’s swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Credit Default Swaps

The Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit

32	J.P. MORGAN FUNDS	APRIL 30, 2020

market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the Statement of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Interest Rate Swaps

The Fund entered into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate, while the other is typically based on a fixed interest rate.

(5). Summary of Derivatives Information — The following table presents the value of derivatives held as of April 30, 2020 by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Options	Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Centrally Cleared Swaps (b)	OTC Swaps	Total
Credit contracts	Receivables	$—	$—	$—	$8,614	$401	$9,015
Foreign exchange contracts	Receivables	1,374	—	8,605	—	—	9,979
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	—	1,006	—	5	—	1,011

Total		$1,374	$1,006	$8,605	$8,619	$401	$20,005

Gross Liabilities:
Foreign exchange contracts	Payables	$(1,374)	$—	$(7,696)	$—	$—	$(9,070)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

(b)

This amount represents the value of centrally cleared swaps as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

APRIL 30, 2020	J.P. MORGAN FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of April 30, 2020 (amounts in thousands):

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received		Net Amount Due From Counterparty (Not less than zero)
Barclays Bank plc	$1,445	$(1,445)	$—		$—
BNP Paribas	1,892	(163)	(54	)(b)	1,675
Citibank, NA	1,362	(1,362)	—		—
Credit Suisse International	31	—	—		31
Goldman Sachs International	1,563	(1,563)	—		—
HSBC Bank, NA	1,723	(1,168)	—		555
Merrill Lynch International	131	(21)	—		110
Royal Bank of Canada	9	(9)	—		—
Standard Chartered Bank	258	(68)	—		190
State Street Corp.	1,881	(1,816)	—		65
TD Bank Financial Group	85	(85)	—		—

	$10,380	$(7,700)	$(54)		$2,626

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Posted		Net Amount Due To Counterparty (Not less than zero)
Barclays Bank plc	$1,695	$(1,445)	$—		$250
BNP Paribas	163	(163)	—		—
Citibank, NA	1,507	(1,362)	—		145
Goldman Sachs International	1,912	(1,563)	—		349
HSBC Bank, NA	1,168	(1,168)	—		—
Merrill Lynch International	21	(21)	—		—
Royal Bank of Canada	392	(9)	—		383
Standard Chartered Bank	68	(68)	—		—
State Street Corp.	1,816	(1,816)	—		—
TD Bank Financial Group	328	(85)	—		243

	$9,070	$(7,700)	$—		$1,370

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts.

The following tables present the effect of derivatives on the Statement of Operations for the six months ended April 30, 2020 by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$—	$4,014	$4,014
Foreign exchange contracts	(1,401)	—	76	—	(1,325)
Interest rate contracts	—	6,082	—	(1,395)	4,687

Total	$(1,401)	$6,082	$76	$2,619	$7,376

34	J.P. MORGAN FUNDS	APRIL 30, 2020

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$—	$1,030	$1,030
Foreign exchange contracts	1,726	—	1,283	—	3,009
Interest rate contracts	—	889	—	(281)	608

Total	$1,726	$889	$1,283	$749	$4,647

The Fund’s derivatives contracts held at April 30, 2020 are not accounted for as hedging instruments under GAAP.

Derivatives Volume

The table below discloses the volume of the Fund’s futures contracts, forward foreign currency exchange contracts, options and swaps activity during the six months ended April 30, 2020 (amounts in thousands). Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts — Interest Rate:
Average Notional Balance Long	$178,675
Ending Notional Balance Long	59,287

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$265,881
Average Settlement Value Sold	306,897
Ending Settlement Value Purchased	279,938
Ending Settlement Value Sold	332,931

OTC Options:
Average Notional Balance Purchased	$200,574
Average Notional Balance Written	115,745
Ending Notional Balance Purchased	99,751
Ending Notional Balance Written	99,751

Credit Default Swaps:
Average Notional Balance — Buy Protection	$58,012
Ending Notional Balance — Buy Protection	86,593

Interest Rate-Related Swaps:
Average Notional Balance — Pays Fixed Rate	$173,486	(a)
Average Notional Balance — Receives Fixed Rate	48,277
Ending Notional Balance — Receives Fixed Rate	6,224

(a)	For the period November 1, 2019 through February 29, 2020.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts, non-deliverable forward foreign currency contracts and/or OTC options with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties, cash collateral posted by the Fund is invested in an affiliated money market fund (See Note 3.G.). Otherwise the cash collateral is included on the Statement of Assets and Liabilities as Restricted cash. Collateral received by the Fund is held in escrow in accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.F.). These amounts are not reflected on the Fund’s Statement of Assets and Liabilities and are disclosed in the table below.

The Fund’s derivative contracts collateral requirements and collateral posted or received by counterparty as of April 30, 2020 are as follows (amounts in thousands):

Fund Counterparty		Value of derivative contracts	Collateral amount
Goldman Sachs International	Collateral Received	$401	$(280)

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

APRIL 30, 2020	J.P. MORGAN FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

H. Allocation of Income and Expenses — Expenses directly attributable to the Fund are charged directly to the Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Fund for the six months ended April 30, 2020 are as follows (amounts in thousands):

	Class A		Class C		Class I	Class R2		Class R5		Class R6	Total
Transfer agency fees	$—	(a)	$—	(a)	$4	$—	(a)	$—	(a)	$3	$7

(a)	Amount rounds to less than one thousand.

I. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of April 30, 2020, no liability for Federal income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

J. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

K. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

L. Recent Accounting Pronouncement — In March 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the amortization period for certain callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. The Fund has adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of the beginning of the period of adoption. As a result of the adoption of ASU 2017-08, as of May 1, 2020, the amortized cost basis of investments was reduced by approximately $9,000 and unrealized appreciation of investments was increased by approximately $9,000. The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate equal to 0.65% of the Fund’s average daily net assets

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.G.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund’s average daily net assets, plus 0.050% of the Fund’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Fund’s average daily net assets in excess of $25 billion. For the six months ended April 30, 2020, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.G.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

36	J.P. MORGAN FUNDS	APRIL 30, 2020

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R5 and Class R6 Shares of the Fund do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2
0.25%	0.75%	0.50%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2020, JPMDS retained the following (amounts in thousands):

Front-End Sales Charge	CDSC
$—(a)	$—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2	Class R5
0.25%	0.25%	0.25%	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.G.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset based-fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral management fees on the Statement of Operations.

G. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2	Class R5	Class R6
1.20%	1.70%	0.95%	1.45%	0.80%	0.70%

The expense limitation agreements were in effect for the six months ended April 30, 2020 and are in place until at least February 28, 2021.

For the six months ended April 30, 2020, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total	Reimbursements
$201	$134	$1	$336	$5

Additionally, the Fund may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient

APRIL 30, 2020	J.P. MORGAN FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amount of these waivers/reimbursements resulting from investments in these money market funds for the six months ended April 30, 2020 was approximately $12,000.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2020, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2020, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$409,698	$557,478

During the six months ended April 30, 2020, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at April 30, 2020 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$536,271	$19,841	$81,780	$(61,939)

At October 31, 2019, the Fund had net capital loss carryforwards which are available to offset future realized gains (amounts in thousands):

Capital Loss Carryforward Character
Short-Term	Long-Term
$28,598	$18,176

During the year ended October 31, 2019, the Fund utilized capital loss carryforwards as follows (amounts in thousands):

Capital Loss Utilized
Short-Term	Long-Term
$7,892	$—

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

38	J.P. MORGAN FUNDS	APRIL 30, 2020

The Fund had no borrowings outstanding from another fund during the six months ended April 30, 2020. The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Fund had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended April 30, 2020.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Fund did not utilize the Credit Facility during the six months ended April 30, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

As of April 30, 2020, the Fund had three individual shareholder and/or affiliated omnibus accounts, which owned 46.9% of the Fund’s outstanding shares.

As of April 30, 2020, the JPMorgan SmartRetirement Funds and JPMorgan SmartRetirment Blend Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Fund as follows:

JPMorgan SmartRetirement Funds	JPMorgan SmartRetirement Blend Funds
78.1%	15.4%

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2020, a significant portion of the Fund’s investments consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund, such as swap and option contracts and credit linked notes.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Fund may face a heightened level of

APRIL 30, 2020	J.P. MORGAN FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns. The ability of the issuers of debt to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of a Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.

The Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems to be representative of its value, the value of the Fund’s net assets could be adversely affected.

The Fund’s investments in sovereign and corporate debt obligations within emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic instability in these markets may have disruptive effects on the market prices of the Fund’s investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of the Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Fund is subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Fund and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

8. Subsequent Event

Subsequent to April 30, 2020, the Fund had net redemptions of approximately $237,601,000, which represented 49% of the Fund’s net assets as of April 30, 2020.

40	J.P. MORGAN FUNDS	APRIL 30, 2020

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2019, and continued to hold your shares at the end of the reporting period, April 30, 2020.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Emerging Markets Strategic Debt Fund
Class A
Actual	$1,000.00	$872.50	$5.59	1.20%
Hypothetical	1,000.00	1,018.90	6.02	1.20
Class C
Actual	1,000.00	868.90	7.90	1.70
Hypothetical	1,000.00	1,016.41	8.52	1.70
Class I
Actual	1,000.00	872.20	4.42	0.95
Hypothetical	1,000.00	1,020.14	4.77	0.95
Class R2
Actual	1,000.00	870.00	6.74	1.45
Hypothetical	1,000.00	1,017.65	7.27	1.45
Class R5
Actual	1,000.00	872.60	3.72	0.80
Hypothetical	1,000.00	1,020.89	4.02	0.80
Class R6
Actual	1,000.00	873.10	3.26	0.70
Hypothetical	1,000.00	1,021.38	3.52	0.70

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

APRIL 30, 2020	J.P. MORGAN FUNDS	41

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

The Fund has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review the Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquidity Investment Minimum (“HLIM”) established for a J.P. Morgan Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). On February 11, 2020, the Board of Trustees reviewed the Program Administrator’s initial written report (the “Report”) concerning the operation of the Program for the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a J.P. Morgan Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review the Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) whether the Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), whether an HLIM should be established for the Fund (and, for J.P. Morgan Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether the Fund has invested below its HLIM) and the procedures for monitoring for this limit; (4) whether the Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by extended non-U.S. market closures.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage the Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to the Fund during the Program Reporting Period.

42	J.P. MORGAN FUNDS	APRIL 30, 2020

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, the Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. April 2020.	SAN-EMSD-420

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
July 1, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
July 1, 2020

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
July 1, 2020